                                                               ACACIA
                                                               CAPITAL
                                                               CORPORATION
                                                               CALVERT
                                                               RESPONSIBLY
                                                               INVESTED
                                                               PORTFOLIOS



                                                               ANNUAL REPORT
                                                               DECEMBER 31, 1996

     CALVERT RESPONSIBLY INVESTED MONEY MARKET PORTFOLIO

Dear Investor:

     Interest rates remained low and the economy continued to expand modestly during 1996. Longer-term bonds exhibited a great deal of volatility, but yields on money market securities hardly moved from their position at the beginning of the year.

     It was widely expected that the Federal Reserve would intervene to tighten monetary policy when the economy appeared to gather momentum in the second quarter, but the Fed took no action after cutting the federal funds rate by 25 basis points in late January.

PERFORMANCE

     The CRI Money Market Portfolio's yield was in line with an average of similar funds. This is lower than the dividend yield earned over the course of 1995, reflecting the current low interest rate environment.

OUTLOOK

     The economy looks to be expanding at a moderate pace, but any sign of a strengthening could prompt the Federal Reserve to raise their targets for key short-term rates in order to temper the pace of economic growth. Of course, money market investors' primary objective is stability of principal, and this Portfolio continues to provide a safe harbor. We appreciate your investment.

Sincerely,



/s/ Clifton S. Sorrell
Clifton S. Sorrell
President

January 17, 1997

--------------------------------------------------------------------------------
ANNUAL REPORT                                     CRI MONEY MARKET PORTFOLIO - 1
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

     To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Money Market Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Money Market Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund;s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Money Market Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997

--------------------------------------------------------------------------------
2 - CRI MONEY MARKET PORTFOLIO                                     ANNUAL REPORT
--------------------------------------------------------------------------------

                            MONEY MARKET PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

U.S. GOVERNMENT AGENCIES AND                                                  PRINCIPAL
INSTRUMENTALITIES - 45.3%                                                        AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.22%, 1/3/97.................................       $155,000           $154,955
Federal Farm Credit Bank, 5.21%, 2/6/97.................................        200,000            198,958
Federal Farm Credit Bank, 5.27%, 3/19/97................................        250,000            247,182
Federal Home Loan Bank Board, 5.21%, 2/13/97............................        200,000            198,755
Federal Home Loan Mortgage Corp., 5.22%, 1/16/97........................        300,000            299,348
Federal Home Loan Mortgage Corp., 5.40%, 1/23/97........................         75,000             74,753
Federal Home Loan Mortgage Corp., 5.21%, 2/11/97........................        198,000            196,825
Federal National Mortgage Assn., 5.22%, 1/28/97.........................        615,000            612,592
                                                                                                ----------
      Total U.S. Government Agencies and Instrumentalities
     (Cost $1,983,368)..................................................                         1,983,368
                                                                                                ----------

CORPORATE OBLIGATIONS - 40.3%
--------------------------------------------------------------------------------

Alabama State Industrial Development Authority VRDN,
   5.80%, 5/1/10, LOC: Regions Bank *...................................        100,000            100,000
Alabama State Industrial Development Authority VRDN,
   5.90%, 12/1/19, LOC: Chemical Bank *.................................        140,000            140,000
Arbor Properties, Inc. VRDN, 6.20%, 11/1/21, LOC: Amsouth Bank *........        100,000            100,000
Aspen Institute, Inc. VRDN, 5.74%, 12/1/04, LOC:
   First National Bank of Maryland *....................................        140,000            140,000
Barton Healthcare, LLC. VRDN, 5.70%, 2/15/25, LOC:
   American National Bank & Trust *.....................................        150,000            150,000
Chapel Oaks, Inc. VRDN, 6.05%, 10/1/26, LOC: Allied Irish Bank *........        100,000            100,000
Fed One Dayton VRDN, 6.83%, 8/1/09, LOC: Bank One Ohio *................        140,000            140,000
Iowa Financial Authority Economic Development Authority Revenue
   VRDN, 5.90%, 3/1/11, LOC: Rabobank Nederland *.......................        150,000            150,000
Mahoning County, Ohio VRDN, 6.10%, 11/1/98, LOC: PNC Bank *.............        155,000            155,000
Mississippi Business Financial Corp. VRDN, 5.90%,
   6/1/10, LOC: National Bank of Detroit *..............................        140,000            140,000
Montgomery County, Pennsylvania Industrial Development Revenue
   VRDN, 5.75%, 3/1/10, LOC: Corestates *...............................        150,000            150,000
TLC Holdings, LLC. VRDN, 5.90%, 6/1/26, LOC:
   Columbus Bank & Trust *..............................................        150,000            150,000
W.L. Petrey Wholesale, Inc. Industrial Development Bond VRDN,
   5.90%, 3/1/11, LOC: Southtrust Bank *................................        150,000            150,000
                                                                                                ----------
    Total Corporate Obligations (Cost $1,765,000).......................                         1,765,000
                                                                                                ----------

--------------------------------------------------------------------------------
ANNUAL REPORT                                     CRI MONEY MARKET PORTFOLIO - 3
--------------------------------------------------------------------------------

                                                                          PRINCIPAL
MUNICIPAL OBLIGATIONS - 14.6%                                                AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------
Chicago, Illinois General Obligation VRDN, Series A, 5.65%,
   1/1/02, LOC: Canadian Imperial *.....................................   $100,000           $100,000
Gardena, California Certificates of Participation VRDN,
   5.95%, 7/1/25, LOC: Dai-Ichi Kangyo Bank *...........................    140,000            140,000
City of Mt. Vernon Industrial Solid Waste
   Disposal VRDN, 6.00%, 11/1/11, LOC: Suntrust Bank *..................    150,000            150,000
Village of Schaumberg, Illinois VRDN, 5.80%,
   12/1/20, Bond Purchase Agreement: Credit Suisse *....................    150,000            150,000
Virginia State Housing Development Authority VRDN, 5.60%, 3/1/02 *......    100,000            100,000
                                                                                          ------------
     Total Municipal Obligations (Cost $640,000)........................                       640,000
                                                                                          ------------

         TOTAL INVESTMENTS  (Cost $4,388,368)  - 100.2%.................                     4,388,368
         Other assets and liabilities, net - (0.2)%.....................                       (10,139)
                                                                                          ------------
         NET ASSETS - 100%..............................................                    $4,378,229
                                                                                          ============

* Optional tender features give these securities a shorter effective maturity date.
Explanation of Guarantees:
  LOC: Letter of Credit
Abbreviations:
  VRDN: Variable Rate Demand Notes

See notes to financial statements.

--------------------------------------------------------------------------------
4 - CRI MONEY MARKET PORTFOLIO                                     ANNUAL REPORT
--------------------------------------------------------------------------------

                            MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------
Investments in securities, at value.............................     $4,388,368
Interest receivable.............................................         11,217
Other assets....................................................            738
                                                                    ------------
         Total assets...........................................      4,400,323
                                                                    ------------

LIABILITIES
--------------------------------------------------------------------------------
Payable to Bank.................................................         17,437
Payable to Calvert Asset Management Company, Inc. ..............          1,877
Accrued expenses and other liabilities..........................          2,780
                                                                    ------------
         Total liabilities......................................         22,094
                                                                    ------------
                  Net assets....................................     $4,378,229
                                                                    ============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Par value and paid-in capital applicable to 4,382,463
         shares of common stock outstanding $1 par value,
         5,000,000 shares authorized............................     $4,377,887
                                                                    ============
Undisturbed net investment income (loss)........................              7
Accumulated net realized gains (losses) on investments..........            355
                                                                    ------------
                  NET ASSETS....................................     $4,378,229
                                                                    ============

                  NET ASSETS VALUE PER SHARE....................          $1.00
                                                                    ============

See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                     CRI MONEY MARKET PORTFOLIO - 5
--------------------------------------------------------------------------------

                            MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME
--------------------------------------------------------------------------------
Investment Income
   Interest income.................................................    $264,827
                                                                     -----------
     Total investment income.......................................     264,827
                                                                     -----------

Expenses
   Investment advisory fee.........................................      24,348
   Directors' fees and expenses....................................         435
   Custodian fees..................................................       6,165
   Reports to shareholders.........................................       4,192
   Professional fees...............................................         578
   Miscellaneous...................................................         633
                                                                     -----------
     Total expenses................................................      36,351
     Fees paid indirectly..........................................      (6,165)
                                                                     -----------
       Net expenses................................................      30,186
                                                                     -----------
         NET INVESTMENT INCOME.....................................     234,641
                                                                     -----------
REALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain (loss)...........................................         205
                                                                     -----------

     INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS....................................................    $234,846
                                                                     ===========

See notes to financial statements.

--------------------------------------------------------------------------------
6 - CRI MONEY MARKET PORTFOLIO                                     ANNUAL REPORT
--------------------------------------------------------------------------------

                         MONEY MARKET PORTFOLIO
                    STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED       YEAR ENDED
                                                                  DECEMBER 31,     DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                    1996              1995
-----------------------------------------------------------------------------------------------
Operations
   Net investment income.....................................       $234,641          $288,653
   Net realized gain (loss)..................................            205               150
                                                                  ----------       -----------
     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS...............................        234,846           288,803
                                                                  ----------       -----------
Distributions to shareholders from
   Net investment income.....................................       (235,033)         (288,254)
                                                                  ----------       -----------
Capital share transactions
   Shares sold...............................................     13,882,018        10,858,696
   Reinvestment of distributions.............................        235,032           266,798

   Shares redeemed...........................................    (14,867,168)      (12,476,524)
                                                                  ----------       -----------
     Total capital share transactions........................       (750,118)       (1,351,030)
                                                                  ----------       -----------
TOTAL INCREASE (DECREASE)
IN NET ASSETS................................................       (750,305)       (1,350,481)

NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of year............................................      5,128,534         6,479,015
                                                                  ----------       -----------
End of year (including undistributed net investment
   income of $7 and $399, respectively)......................     $4,378,229        $5,128,534
                                                                  ----------       -----------
CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
Reinvestment of distributions................................        235,032           266,798
Shares redeemed..............................................    (14,867,168)      (12,476,524)
                                                                  ----------       -----------
     Total capital share activity............................       (750,118)       (1,351,030)
                                                                  ==========       ===========

See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                     CRI MONEY MARKET PORTFOLIO - 7
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

     GENERAL: The Money Market Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

     SECURITY VALUATION: All securities are valued at amortized cost, which approximates market.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

     ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

--------------------------------------------------------------------------------
8 - CRI MONEY MARKET PORTFOLIO                                     ANNUAL REPORT
--------------------------------------------------------------------------------

NOTE B-RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.


NOTE C-INVESTMENT ACTIVITY
     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes.

     As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

--------------------------------------------------------------------------------
ANNUAL REPORT                                     CRI MONEY MARKET PORTFOLIO - 9
--------------------------------------------------------------------------------

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED DECEMBER 31,
                                                         ----------------------------------
                                                           1996        1995        1994
NET ASSET VALUE, BEGINNING............................       $1.00       $1.00       $1.00
                                                         =========  ===========  ==========
Income from investment operations
---------------------------------
   Net investment income..............................        .048        .055        .039
   Net realized gain (loss)...........................          --          --          --
                                                         ---------  -----------  ----------
     Total from investment operations.................        .048        .055        .039
                                                         ---------  -----------  ----------
Distributions from
------------------
   Net investment income..............................      (.048)      (.055)      (.039)
                                                         ---------  -----------  ----------
Total increase (decrease) in net asset value..........         --           --          --
                                                         ---------  -----------  ----------
NET ASSET VALUE, ENDING...............................       $1.00       $1.00       $1.00
                                                         =========  ===========  ==========

Total return..........................................       4.95%       5.37%       3.96%
                                                         =========  ===========  ==========
Ratios to average net assets:
   Net investment income..............................       4.82%       5.23%       3.91%
                                                         =========  ===========  ==========
   Total expenses +...................................        .75%        .66%          --
                                                         =========  ===========  ==========
   Net expenses.......................................        .62%        .59%        .45%
                                                         =========  ===========  ==========
   Expenses reimbursed................................         --          --         .36%
                                                         =========  ===========  ==========
NET ASSETS, ENDING (IN THOUSANDS).....................      $4,378      $5,129      $6,479
                                                         =========  ===========  ==========
Number of shares outstanding, ending (in thousands)...       4,382       5,133       6,484

                                                         =========  ===========  ==========
                                                                 PERIODS ENDED DECEMBER 31,
                                                               ----------------------------
                                                                       1993        1993**
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING....................................           $1.00       $1.00
                                                                    ===========  ==========
Income from investment operations
---------------------------------
   Net investment income......................................            .031        .009
                                                                    -----------  ----------
   Net realized gain (loss)...................................              --          --
                                                                    -----------  ----------
     Total from investment operations.........................            .031        .009
                                                                    -----------  ----------
Distributions from
------------------
   Net investment income......................................           (.031)      (.009)
                                                                    -----------  ----------
Total increase (decrease) in net asset value..................              --          --
                                                                    -----------  ----------
NET ASSET VALUE, ENDING.......................................           $1.00       $1.00
                                                                    ===========  ==========
Total return..................................................           3.09%       2.11%
                                                                    ===========  ==========
Ratios to average net assets:
   Net investment income......................................           3.07%       3.02%(a)
                                                                    ===========  ==========
   Total expenses.............................................             --          --
                                                                    ===========  ==========
   Net expenses...............................................             --          --
                                                                    ===========  ==========
   Expenses reimbursed........................................            .11%        .85%(a)
                                                                    ===========  ==========
NET ASSETS, ENDING (IN THOUSANDS).............................          $4,032      $1,795
                                                                    ===========  ==========
Number of shares outstanding, ending (in thousands)...........           4,032       1,795
                                                                    ===========  ==========

(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly:
    such reductions are included in the ratio of net expenses.
**  From june 30, 1992, inception

--------------------------------------------------------------------------------
10 - CRI MONEY MARKET PORTFOLIO                                    ANNUAL REPORT
--------------------------------------------------------------------------------

     CALVERT RESPONSIBLY INVESTED STRATEGIC GROWTH PORTFOLIO

Dear Investor:

     The Calvert Responsibly Invested Strategic Growth Portfolio reported outstanding performance results for 1996 and significantly outperformed its benchmarks.


                        CALVERT RESPONSIBLY INVESTED
                         STRATEGIC GROWTH PORTFOLIO
   -------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.

                            (GRAPH APPEARS HERE)

                         12/31/96   12/31/95  9/30/95  6/30/95  3/15/95

CRI Strategic Growth     $14,729   $10,954   $10,190   $9,900    $10,000

S & P 500 Reinv          $15,415   $12,538   $11,836   $10,955   $10,000

Russell 2000             $14,306   $12,279   $12,019   $10,938   $10,000


                          Average Annual Total Return
                           (period ending 12/31/96)


          1 Year  34.33%                 Life of Fund  24.04% (3/95)
   -------------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.
   -------------------------------------------------------------------------


MARKET SUMMARY

     Nineteen ninety-six was a great year for the stock market, but investors needed nerves of steel to withstand the high degree of volatility. Small-cap stocks accomplished most of their gains in the first half. A mid-year market correction caused prices to decline about 20% on average, before the market started to recover in August. In general, large-cap stocks outperformed small-caps, as investors sought out companies that typically provide more predictable earnings and less volatile prices.

     Investor sentiment was positive, judging by mutual fund cash inflows. The average monthly inflow to stock funds was over $24 billion during the first five months and slowed to just over $14 billion during the last seven months.

PERFORMANCE AND STRATEGY

     Even though we focus on small- and mid-cap stocks, the return on the Strategic Growth Portfolio was well-above measures of the large-cap universe due to good stock selection. During the year, we continued to seek out stocks of companies with solid underlying fundamentals and strong earnings growth rates that are trading at a discount. Strict sell guidelines kept the Portfolio concentrated in those stocks we are most confident about.

--------------------------------------------------------------------------------
ANNUAL REPORT                                CRI STRATEGIC GROWTH PORTFOLIO - 11
--------------------------------------------------------------------------------

     One of our top-performers for the year, and a good example of our stock selection process, is the software company, Clarify. We identified the stock's tremendous growth potential, made our first investment in May at a split-adjusted share price of $22.25 and, by year-end, the share price had approximately doubled to $48.00 per share.

     Throughout the year, we maintained sizable commitments to the technology, medical/pharmaceutical, oil and gas services, retail and telecommunications equipment industries.

OUTLOOK

     While we are optimistic about opportunities in the small- and mid-cap sector, investors should be prepared for above-average volatility in 1997. Studies point to a pattern of market corrections typically following two back-to-back years when the Dow Jones Industrial Average gains more than 20%. The Dow gained 33.5% in 1995 and 26% in 1996. In addition, years following Presidential elections have tended to be more volatile.

     While we continue to identify promising investment opportunities, we believe continued strong stock selection will be the key to performance in 1997. We appreciate your investment in the CRI Strategic Growth Portfolio.

Sincerely,



/s/ Clifton S. Sorrell            /s/ Cedd Moses
Clifton S. Sorrell                Cedd Moses
President                         Portfolio Manager, Portfolio Advisory Services

January 17, 1997

--------------------------------------------------------------------------------
12 - CRI STRATEGIC GROWTH PORTFOLIO                                ANNUAL REPORT
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Acacia Capital Corporation, and Shareholders of Calvert Responsibly Invested Strategic Growth Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Strategic Growth Portfolio (one of the portfolios comprising Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for the year then ended and the period from March 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Strategic Growth Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                     COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997


--------------------------------------------------------------------------------
ANNUAL REPORT                                CRI STRATEGIC GROWTH PORTFOLIO - 13
--------------------------------------------------------------------------------

                          STRATEGIC GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

EQUITY SECURITIES - 88.7%                                  SHARES        VALUE
--------------------------------------------------------------------------------
COMPUTER - SERVICES - 9.7%
Harbinger Corp. *.....................................      3,500       $91,875
Sapient Corp. *.......................................      3,350       141,119
Technology Solutions Co. *............................      1,500        62,250
                                                                     ----------
                                                                        295,244
                                                                     ----------

ELECTRONIC PRODUCTS - MISCELLANEOUS - 3.5%
Uniphase Corp. *......................................      2,000       105,000
                                                                     ----------
                                                                        105,000
                                                                     ----------

ELECTRONICS - SEMICONDUCTOR EQUIPMENT - 1.8%
PRI Automation, Inc. *................................      1,200        54,600
                                                                     ----------
                                                                         54,600
                                                                     ----------

ELECTRONICS - SEMICONDUCTOR MANUFACTURING - 10.8%
DSP Communications, Inc. *............................      2,800        54,250
Sanmina Corp. *.......................................      2,600       146,900
Vitesse Semiconductor Corp. *.........................      2,800       127,400
                                                                     ----------
                                                                        328,550
                                                                     ----------
FINANCE - MORTGAGE - 5.1%
Cityscape Financial Corp. *...........................      5,900       154,875
                                                                     ----------
                                                                        154,875
                                                                     ----------
MEDICAL - ETHICAL DRUGS - 6.5%
Dura Pharmaceuticals, Inc. *..........................      2,000        95,500
Jones Medical Industries, Inc.........................      2,775       101,634
                                                                     ----------
                                                                        197,134
                                                                     ----------

MEDICAL - INFORMATION TECHNOLOGY - 1.0%
Enterprise Systems, Inc. *............................      1,300        30,550
                                                                     ----------
                                                                         30,550
                                                                     ----------

MEDICAL - SERVICES - 4.6%
Access Health, Inc. *.................................      3,100       138,725
                                                                     ----------
                                                                        138,725
                                                                     ----------

OIL AND GAS - FIELD SERVICES - 0.9%
Trico Marine Services, Inc. *.........................        600        28,800
                                                                     ----------
                                                                         28,800
                                                                     ----------

RETAIL - APPAREL AND SHOE - 1.5%
Gadzooks, Inc. *......................................      2,450        44,712
                                                                     ----------
                                                                         44,712
                                                                     ----------

--------------------------------------------------------------------------------
14 - CRI STRATEGIC GROWTH PORTFOLIO                                ANNUAL REPORT
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                                 SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL - DISCOUNT AND VARIETY - 4.5%
Dollar Tree Stores, Inc. *                                  3,600      $137,700
                                                                     ----------
                                                                        137,700
                                                                     ----------
SOFTWARE - APPLICATIONS - 22.5%
Clarify, Inc.*                                              3,200       153,600
Documentum, Inc. *                                          2,260        76,275
Objective Systems Integrators, Inc. *                       1,400        33,425
Pegasystems, Inc. *                                         3,100        93,388
Remedy Corp. *                                                900        48,375
Siebel Systems, Inc. *                                      5,400       145,800
Vantive Corp. *                                             4,200       131,250
                                                                     ----------
                                                                        682,113
                                                                     ----------

SOFTWARE - DATABASE AND DEVELOPMENT TOOLS - 7.2%
Cognos, Inc. *                                              1,500        42,188
Pure Atrai Corp. *                                          1,800        44,550
Rational Software Corp. *                                   3,300       130,556
                                                                     ----------
                                                                        217,294
                                                                     ----------


SOFTWARE - EDUCATION AND ENTERTAINMENT - 2.9%
CBT Group Publishing Ltd., ADR *                            1,600        86,800
                                                                     ----------
                                                                         86,800
                                                                     ----------

SOFTWARE - SYSTEMS - 3.0%
Citrix Systems, Inc. *                                      2,300        89,844
                                                                     ----------
                                                                         89,844
                                                                     ----------

TELECOMMUNICATIONS - EQUIPMENT - 3.2%
SeaChange International, Inc. *                               900        22,950
Sourcecom Corp., Series B, Preferred  *                     1,500         6,450
Verilink Corp. *                                            2,000        66,500
                                                                     ----------
                                                                         95,900
                                                                     ----------
      Total Equity Securities (Cost $2,094,488)                       2,687,841
                                                                     ----------

         TOTAL INVESTMENTS (Cost $2,094,488) - 88.7%                  2,687,841
         Other assets and liabilities, net - 11.3%                      342,801
                                                                     ----------
                   NET ASSETS - 100%                                 $3,030,642
                                                                     ==========

*Non-income producing.
+ Restricted securities.
See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                CRI STRATEGIC GROWTH PORTFOLIO - 15
--------------------------------------------------------------------------------

                          STRATEGIC GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------------
Investments in securities, at value......................................  $2,687,841
Cash.....................................................................     466,958
Dividends receivable.....................................................          56
Other assets.............................................................         146
                                                                           ----------
         Total assets....................................................   3,155,001
                                                                           ----------

LIABILITIES
--------------------------------------------------------------------------------------
Payable for securities purchased.........................................     118,498
Payable to Calvert Asset Management Company, Inc.........................       3,730
Accrued expenses and other liabilities...................................       2,131
                                                                           ----------
         Total liabilities...............................................     124,359
                                                                           ----------
           Net assets....................................................  $3,030,642
                                                                           ==========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------
Par value and paid-in capital applicable to 206,840 shares of common stock outstanding; $1 par value, 1,000,000 shares authorized...........  $2,444,199
Accumulated net realized gain (loss) on investments......................      (6,910)
Net unrealized appreciation (depreciation) on investments................     593,353
                                                                           ----------
           NET ASSETS....................................................  $3,030,642
                                                                           ==========
           NET ASSET VALUE PER SHARE.....................................      $14.65
                                                                           ==========

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
16 - CRI STRATEGIC GROWTH PORTFOLIO                                ANNUAL REPORT
--------------------------------------------------------------------------------

                          STRATEGIC GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

NET INVESTMENT INCOME
--------------------------------------------------------------------------------
Investment Income
   Interest income..................................................     $3,783
   Dividend income................................................          149
                                                                      ----------
     Total investment income......................................        3,932
                                                                      ----------

EXPENSES
   Investment advisory fee........................................       28,564
   Directors' fees and expenses...................................          150
   Administrative fees............................................        3,794
   Custodian fees.................................................        8,821
   Reports to shareholders........................................        4,325
   Professional fees..............................................          487
   Miscellaneous..................................................          780
   Reimbursement from Advisor.....................................       (3,794)
                                                                      ----------
     Total expenses...............................................       43,127
     Fees paid indirectly.........................................       (8,821)
                                                                      ----------
          Net expenses............................................       34,306
            NET INVESTMENT INCOME (LOSS)..........................    ----------
                                                                        (30,374)
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain (loss) on:
   Securities.....................................................       39,089
   Options written................................................        1,369
   Securities sold short..........................................        3,170
                                                                      ----------
                                                                         43,628
Change in unrealized appreciation or depreciation.................      486,428
                                                                      ----------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS...............................................      530,056
                                                                      ----------
     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS....................................     $499,682
                                                                      ==========

See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                CRI STRATEGIC GROWTH PORTFOLIO - 17
--------------------------------------------------------------------------------

                          STRATEGIC GROWTH PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                             MARCH 1, 1995
                                                               YEAR ENDED     INCEPTION TO
                                                               DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                1996             1995
--------------------------------------------------------------------------------------------
   .......................................................
Operations
   Net investment income (loss)...........................        $(30,374)          $3,237
   Net realized gain (loss)...............................          43,628          (11,166)
   Change in unrealized appreciation or depreciation......         486,428          106,925
                                                               ------------    -------------

       INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS..........................         499,682           98,996
                                                               ------------    -------------

Distributions to shareholders from
   Net investment income..................................            (533)          (2,702)
   Net realized gain on investments.......................          (9,000)             --
                                                               ------------    -------------
     Total distributions..................................          (9,533)          (2,702)
                                                               ------------    -------------

Capital share transactions
   Shares sold............................................        1,765,749       1,272,662
   Reinvestment of distributions..........................            9,532           2,702
   Shares redeemed........................................         (444,228)       (162,218)
                                                               ------------    -------------
     Total capital share transactions.....................        1,331,053       1,113,146
                                                               ------------    -------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS.............................................        1,821,202       1,209,440

NET ASSETS
--------------------------------------------------------------------------------------------
Beginning of period.......................................        1,209,440             --
                                                               ------------    -------------
End of period (including undistributed net investment
     income of $0 and $535, respectively).................       $3,030,642      $1,209,440
                                                               ============    =============

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
Shares sold...............................................          128,377         126,452
Reinvestment of distributions.............................              651             247
Shares redeemed...........................................          (32,774)        (16,113)
                                                               ------------    -------------
     Total capital share activity.........................           96,254         110,586
                                                               ============    =============

See notes to Financial Statements

--------------------------------------------------------------------------------
18 - CRI STRATEGIC GROWTH PORTFOLIO                                ANNUAL REPORT
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

GENERAL: The Strategic Growth Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio, which were first offered on March 1, 1995, are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

OPTIONS: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

SECURITIES SOLD SHORT: The Portfolio may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the current market value of the security .

DEPOSITS WITH BROKERS: The Portfolio maintains liquid assets (such as cash, U.S. government securities or other high-grade debt obligations) sufficient to cover, on a daily basis, the current values of written options and securities sold short.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
ANNUAL REPORT                                CRI STRATEGIC GROWTH PORTFOLIO - 19
--------------------------------------------------------------------------------

EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

NOTE B-RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Portfolio's average daily net assets. Effective April, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Russell 2000 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .20% of the Portfolio's annual average daily net assets. The Advisor voluntarily reimbursed the Portfolio for administrative fees.

Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.

NOTE C-INVESTMENT ACTIVITY

During the year, purchases and sales of investments, other than short-term securities, were $3,436,098 and $1,973,142, respectively

The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $593,353, of which $673,907 related to appreciated securities and $80,554 related to depreciated securities.

The Portfolio's only transaction in written call options was the expiration of 2 contracts, premium value of $1,369, which had been open at December 31, 1995.

--------------------------------------------------------------------------------
20 - CRI STRATEGIC GROWTH PORTFOLIO                                ANNUAL REPORT
--------------------------------------------------------------------------------

                          STRATEGIC GROWTH PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                               PERIODS ENDED DECEMBER 31,
                                                             ------------------------------
                                                                1996             1995**
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING..................................     $10.94            $10.00
                                                              ==========      ============
Income from investment operations
---------------------------------
   Net investment income....................................       (.15)              .25
   Net realized and unrealized gain (loss)..................       3.90               .93
                                                              ----------      ------------
       Total from investment operations.....................       3.75              1.18
                                                              ----------      ------------
Distributions from
------------------
   Net investment income....................................       (.00)             (.24)
   Net realized gains.......................................       (.04)              --
                                                              ----------      ------------
       Total distributions..................................       (.04)             (.24)
                                                              ----------      ------------
Total increase (decrease) in net asset value................       3.71               .94
                                                              ----------      ------------
NET ASSET VALUE, ENDING.....................................     $14.65            $10.94
                                                              ==========      ============

Total return................................................      34.33%             9.65%
                                                              ==========      ============
Ratios to average net assets:
   Net investment income....................................      (1.60%)             .43%(a)
                                                              ==========      ============
   Total expenses +.........................................       2.27%             2.17%(a)
                                                              ==========      ============
   Net expenses.............................................       1.81%             1.64%(a)
                                                              ==========      ============
   Expenses reimbursed......................................        .20%              .20%(a)
                                                              ==========      ============
Portfolio turnover..........................................        120%              223%
                                                              ==========      ============
Average commission rate paid................................     $.0499               --
                                                              ==========      ============
NET ASSETS, ENDING (IN THOUSANDS)...........................     $3,031            $1,209
                                                              ==========      ============
Number of shares outstanding, ending (in thousands).........        207               111
                                                              ==========      ============

(a) Annualized
+ This ration reflects total expenses before reduction for fees paid indirectly such reductions are included in the ration of net expenses.
**  From March 1, 1995, inception.

--------------------------------------------------------------------------------
ANNUAL REPORT                                CRI STRATEGIC GROWTH PORTFOLIO - 21
--------------------------------------------------------------------------------

     CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO

Dear Investor:

     The economy continued to expand at a moderate pace in 1996, which paved the way for strong stock market performance. Gross Domestic Product spiked at mid-year, but fell back to modest levels for the last two quarters. While many investors believed the Federal Reserve would intervene to tighten monetary policy, the Fed took no action after cutting the federal funds rate by 25 basis points in late January. Short-term rates fell in response to the January cut and remained low throughout the year.



                         Calvert Responsibly Invested
                        Capital Accumulation Portfolio
--------------------------------------------------------------------------------
     Comparison of a change in value of a hypothetical $10,000 investment.

                             (Graph appears here)


                              12/31/96   12/31/95  12/31/94  12/31/93
CRI Capital Accumulation      $17,758    $16,498   $11,818   $13,120

S & P 500 Rein                $22,240    $18,089   $13,153   $12,919

Russell 2000                  $22,454    $19,274   $15,271   $15,554

S & P 400 Midcap Reinv        $28,808    $24,168   $18,456   $19,141




                              12/31/92  12/31/91   7/16/91

CRI Capital Accumulation      $12,198   $10,725    $10,000

S & P 500 Rein                $11,738   $10,908    $10,000

Russell 2000                  $13,082   $11,048    $10,000

S & P 400 Midcap Reinv        $16,798   $15,010    $10,000


                          Average Annual Total Return
                           (period ending 12/31/96)


          1 Year  7.44%                          5 Year  10.55%
                          Life of Fund 11.10% (7/91)
--------------------------------------------------------------------------------
                  *New sub-advisors assumed management of the
                      Portfolio effective December 1994.

        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.
--------------------------------------------------------------------------------


FUND PERFORMANCE

     The stock market continued to reward investors with big gains for the second year in a row. In general, small- and mid-capitalization stocks turned in good 12-month gains; however these stocks experienced a high degree of volatility and did not move in-step with the broad market averages.

     For the first half of the year, the Standard & Poor's 500 Stock Index, which is comprised mainly of larger companies, lagged measures of small- and mid-cap stock performance. This situation reversed in the second half of the year, when the S&P 500 soared almost 12%, and small- and mid-cap stocks did not keep pace.

     The Capital Accumulation Portfolio lagged its benchmarks for the six-month period because we had a higher commitment to companies with very small market capitalizations. Prices of these stocks tend to fluctuate the most of all of the companies within the small- and mid-cap universe, and in this case their volatility affected performance relative to our benchmarks.


--------------------------------------------------------------------------------
22 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

FUND MANAGERS' APPROACH

     The CRI Capital Accumulation Portfolio uses a multi-manager strategy to invest primarily in stocks of small-and mid-capitalization companies. In October, one management company, Apodaca Investment Management, notified Calvert Group that one of its primary money managers was resigning. We are evaluating how this will affect our allocation of assets among investment managers.

APODACA INVESTMENT MANAGEMENT

     Throughout 1996, Apodaca maintained sizable positions in the client/server software, networking and telecommunications equipment industries. They also held a large position in the healthcare sector but dramatically reduced exposure to this group at mid-year, when valuations appeared stretched and performance began to lag the market. Assets were redeployed into the energy service, energy exploration and production, semiconductor manufacturing and semiconductor equipment industries.

     The manager is now closely monitoring the client/server software group. Analysts are forecasting very aggressive earnings growth of over 100% for the next two years for several of these companies. Apodaca will be looking to take profits as expectations for this degree of earnings growth become more widespread and as companies reach their price/valuation targets. Assets will likely be reinvested in healthcare stocks.

BROWN CAPITAL MANAGEMENT, INC.

     Brown Capital continued to focus on two key investment themes: "The Graying of America" and "The Information Age." They maintained sizable positions in stocks of companies that help businesses operate more efficiently, including computer software and other technology stocks, and companies that play a role in peoples' lives as they age, such as financial services and select health care stocks.

     This approach served investors well, as technology and financial services stocks were the biggest contributors to this portion of the Portfolio's return. Top performers in the technology arena were EMC, Compuware and Microsoft. In financial services, T. Rowe Price and Green Tree Financial Services turned in strong gains.

FORTALEZA ASSET MANAGEMENT

     Fortaleza remained focused on companies in the technology, health care and retail industries. Technology holdings generated good gains for the year, with software company, Hyperion, and systems integration consultant, Vanstar helping to boost returns. Although strong performers in the first half of the year, health care stocks came under pressure during the third quarter and did not contribute positively to the Portfolio's one-year performance. Retail stocks held up well until year-end, when investors worried that Christmas sales would be weak. Most retailers reported good holiday sales, and stock prices began to come back in the first quarter of 1997.

     During the fourth quarter, the manager built a position in ESS Technology, a chip manufacturer for multimedia applications. This is a fairly new company that is experiencing stronger overseas demand for its product and getting


--------------------------------------------------------------------------------
ANNUAL REPORT                            CRI CAPITAL ACCUMULATION PORTFOLIO - 23
--------------------------------------------------------------------------------
increased analyst attention. Fortaleza also took advantage of a decline in the stock price of Physician Support Systems, a company that provides systems and software for health care professionals, and significantly increased their holdings.

OUTLOOK

     After two back-to-back years of very strong stock market performance, investors' nervousness about the direction of the market in the coming year is understandable. Still, the economic climate remains favorable and each of the Capital Accumulation Portfolio managers continue to spot promising investment opportunities among small- and mid-cap stocks.

     Apodaca notes that, on a year-to-year basis, small-cap stocks have lagged large-cap issues for three years. This trend began to reverse late in 1996, and they believe small-cap stocks will maintain this performance edge. However, the markets will likely continue to exhibit a high degree of volatility, and, in their opinion, their ability to identify the most promising stocks and industries will be the crucial factor.

     While acknowledging that the stock market is not cheap, Brown Capital's outlook for the coming year is also positive. They expect continued modest economic growth, modest inflation, stable or slightly declining interest rates and moderately increasing corporate profits. Under this scenario, stocks should generate positive returns, but probably not the double-digit gains of 1995 and 1996. Importantly, their strategy of selecting superior companies in terms of management and potential for earnings growth and buying at attractive valuations offer an additional comfort.

     Fortaleza is optimistic based on small-cap stocks' lower prices relative to large-cap issues and the favorable earnings outlook for small-cap companies. However, any earnings disappointments in the large-cap universe could jolt the market, and the correction would likely trickle down to the small-cap universe. Thus, strong fundamental analysis will be essential in capturing market opportunities.

     Managers continue to employ the same rigorous stock selection criteria that have worked well for investors since the Portfolio's inception. In evaluating your investment decisions, we encourage you to focus on your long-term objectives. Thank you for your continued confidence.

Sincerely,



/s/ Clifton S. Sorrell
Clifton S. Sorrell
President

January 17, 1997


--------------------------------------------------------------------------------
24 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
                                 ============

To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Capital Accumulation Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Capital Accumulation Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Capital Accumulation Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                     COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997


--------------------------------------------------------------------------------
ANNUAL REPORT                            CRI CAPITAL ACCUMULATION PORTFOLIO - 25
--------------------------------------------------------------------------------

                        CAPITAL ACCUMULATION PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

EQUITY SECURITIES - 95.6%                                SHARES           VALUE
--------------------------------------------------------------------------------
AGRICULTURE - 0.9%
Northland Cranberries, Inc., Class A.................     8,000        $184,000
                                                                     -----------
                                                                        184,000
                                                                     -----------

AIRLINES - 0.3%
Atlantic Coast Airlines, Inc. *......................     5,000          61,250
                                                                     -----------
                                                                         61,250
                                                                     -----------

BIOTECHNOLOGY - 1.3%
Amgen, Inc. *........................................     2,200         119,625
Ibah, Inc. *.........................................     8,200          55,350
Neurex Corp. *.......................................     4,700          79,900
                                                                     -----------
                                                                        254,875
                                                                     -----------

BUSINESS EQUIPMENT AND SERVICES - 5.8%
Employee Solutions, Inc. *...........................     3,000          61,500
Equifax, Inc.........................................     8,600         263,375
Hewlett Packard Co...................................     2,500         125,625
May & Speh, Inc. *...................................    10,000         125,000
MDSI Mobile Data Solutions, Inc. *...................    30,000         476,250
Staffmark, Inc. *....................................     7,500          93,750
                                                                     -----------
                                                                      1,145,500
                                                                     -----------

COMMUNICATIONS - 3.8%
Amati Communications Corp. *.........................     4,300          56,437
Cisco Systems, Inc. *................................     3,950         251,319
LCC International, Inc. *............................     4,200          77,700
Periphonics Corp. *..................................     5,300         155,025
Tekelec, Inc. *......................................     6,300          99,225
Videoserver, Inc. *..................................     2,400         102,000
Voxware, Inc. *......................................     2,500          18,750
                                                                     -----------
                                                                        760,456
                                                                     -----------

COMPUTER - EQUIPMENT AND SERVICES - 1.3%
BRC Holdings, Inc. *.................................     2,300         102,925
Digital Link Corp. *.................................     2,700          65,475
Raster Graphics, Inc. *..............................     7,800          92,625
                                                                     -----------
                                                                        261,025
                                                                     -----------

COMPUTER - NETWORKS - 4.7%
Act Networks, Inc. *.................................     5,800         211,700
Bay Networks, Inc. *.................................     6,600         137,775
Larscom, Inc., Class A *.............................    10,000         113,750
Netvantage, Inc., Class A *..........................     6,200          55,800
Network Appliance, Inc. *............................     3,200         162,800


--------------------------------------------------------------------------------
26 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)...........................      SHARES         VALUE
--------------------------------------------------------------------------------
COMPUTER - NETWORKS (CONT'D)
Network General Corp. *..............................       6,000      $181,500
Proxim, Inc. *.......................................       2,900        66,700
                                                                     -----------
                                                                        930,025
                                                                     -----------

COMPUTER - SOFTWARE - 9.3%
Aspen Technology, Inc. *.............................       3,000       240,750
Axent Technologies, Inc. *...........................       4,800        72,000
Concentra Corp. *....................................       9,600        86,400
Hyperion Software Corp. *............................       8,600       182,750
IDX Systems Corp. *..................................       4,300       123,087
Legato Systems, Inc. *...............................       5,200       169,650
Metatools, Inc. *....................................       6,500        76,375
Microsoft Corp. *....................................       1,000        82,625
Open Text Corp. *....................................       5,000        34,375
Pegasystems, Inc. *..................................       3,500       105,437
Segue Software, Inc. *...............................       4,600        83,950
Siebel Systems, Inc. *...............................       3,600        97,200
Sterling Software, Inc...............................       4,800       151,800
Vantive Corp. *......................................       2,800        87,500
Veritas Software Co. *...............................       2,750       136,812
Viasoft, Inc. *......................................       1,400        66,150
Xionics Document Technologies *......................       4,700        58,750
                                                                     -----------
                                                                      1,855,611
                                                                     -----------

COMPUTER - SYSTEMS - 7.0%
Advanced Health Corp. *..............................       4,200        52,500
Amisys Managed Care Systems, Inc. *..................       5,000        85,000
BTG, Inc. *..........................................       3,500        92,750
Cellular Technical Services, Inc. *..................       5,000       100,000
Dataworks Corp. *....................................       2,700        68,175
Imnet Systems, Inc. *................................       4,000        97,000
Nuko Information Systems, Inc. *.....................       6,700        74,537
Object Design, Inc. *................................       5,200        61,100
Oracle Corp. *.......................................       3,937       164,370
Physician Support Systems, Inc. *....................      13,300       256,025
S3, Inc. *...........................................       5,300        86,125
Vanstar Corp. *......................................       8,600       210,700
Versant Object Technology Corp. *....................       2,900        54,013
                                                                     -----------
                                                                      1,402,295
                                                                     -----------

CONSUMER PRODUCTS AND SERVICES - 1.1%
Newell Co............................................       6,800       214,200
                                                                     -----------
                                                                        214,200
                                                                     -----------

DENTAL - 0.4%
United Dental Care, Inc. *...........................       2,500        75,937
                                                                     -----------
                                                                         75,937
                                                                     -----------


--------------------------------------------------------------------------------
ANNUAL REPORT                          CRI - CAPITAL.ACCUMULATION PORTFOLIO - 27
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                              SHARES            VALUE
--------------------------------------------------------------------------------
   ..................................................
EDUCATION - 0.7%
Devry, Inc. *........................................    6,000         $141,120
                                                                     -----------
                                                                        141,120
                                                                     -----------

ELECTRICAL EQUIPMENT - 3.4%
Belden, Inc..........................................    4,500          166,500
Checkpoint Systems, Inc. *...........................    5,300          131,175
Fluke Corp...........................................    1,500           66,321
Sterling Commerce, Inc. *............................    4,700          165,675
Ultrak, Inc. *.......................................    4,700          143,350
                                                                     -----------
                                                                        673,021
                                                                     -----------

ELECTRONICS - DEFENSE - 0.4%
Jacobs Engineering Group, Inc. *.....................    3,000           70,875
                                                                     -----------
                                                                         70,875
                                                                     -----------

ELECTRONICS - INSTRUMENTS - 0.7%
Checkfree Corp. *....................................    8,000          137,000
                                                                     -----------
                                                                        137,000
                                                                     -----------

ELECTRONICS - SEMICONDUCTORS - 10.5%
ADE Corp. *..........................................    6,000          102,000
Ariel Corp. *........................................    7,500           77,813
Benchmarq Microelectronics, Inc. *...................    3,900           83,363
CFM Technologies, Inc. *.............................    7,100          147,325
EMC Corp. *..........................................    7,700          255,063
ESS Technology, Inc. *...............................    8,900          250,313
Micrion Corp. *......................................    4,300           93,525
Novellus Systems, Inc. *.............................    1,500           81,281
Sanmina Corp. *......................................    2,800          158,200
Solectron Corp. *....................................    4,400          234,850
Tencor Instruments *.................................    4,100          108,137
Uniphase Corp. *.....................................    3,900          204,750
Vishay Intertechnology, Inc. *.......................    9,586          224,073
Zoran Corp. *........................................    4,000           72,000
                                                                     -----------
                                                                      2,092,693
                                                                     -----------

FINANCIAL SERVICES - 4.3%
Chase Manhattan Corp.................................    2,652          236,691
Glendale Federal Bank Federal Savings Bank  *........    3,100           72,075
Green Tree Financial Corp............................    6,550          252,994
T. Rowe Price Associates, Inc........................    6,900          300,150
                                                                     -----------
                                                                        861,910
                                                                     -----------

FURNITURE - 1.5%
Ethan Allen Interiors, Inc...........................    3,500          134,750
Miller Herman, Inc...................................    2,900          164,213
                                                                     -----------
                                                                        298,963
                                                                     -----------


--------------------------------------------------------------------------------
28 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                              SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 3.5%
American Homepatient, Inc. *.........................    4,500         $122,625
American Oncology Research, Inc. *...................   10,000          102,500
Health Care & Retirement Corp. *.....................    4,950          141,694
NCS Healthcare, Inc., Class A  *.....................    3,700          107,763
Pall Corp. (rights)..................................    5,900          150,450
Renal Care Group, Inc. *.............................    2,300           72,737
                                                                     -----------
                                                                        697,769
                                                                     -----------

INDUSTRIAL PRODUCTS - 1.1%
Alyn Corp. *.........................................    1,600           17,400
Amcast Industrial Corp...............................    3,800           94,050
BE Aerospace, Inc. *.................................    3,800          103,075
                                                                     -----------
                                                                        214,525
                                                                     -----------

INSURANCE - 1.6%
AFLAC, Inc...........................................    3,850          164,587
American Bankers Insurance Group, Inc................    3,000          153,375
                                                                     -----------
                                                                        317,962
                                                                     -----------

LEISURE - 1.2%
Carnival Corp., Class A..............................    7,400          244,200
                                                                     -----------
                                                                        244,200
                                                                     -----------

LUMBER - 0.2%
T.J. International, Inc..............................    2,000           45,250
                                                                     -----------
                                                                         45,250
                                                                     -----------

MANUFACTURING - 0.3%
Act Manufacturing, Inc. *............................    2,200           58,025
                                                                     -----------
                                                                         58,025
                                                                     -----------

MEDICAL - 6.1%
Acuson, (rights) *...................................    4,000           97,500
ALZA Corp. *.........................................    2,600           67,275
Cardinal Health, Inc.................................    4,500          262,125
Cytyc Corp. *........................................    6,000          162,000
Inhale Therapeutic Systems *.........................    7,500          113,437
Medquist, Inc. *.....................................    6,900          170,775
Pediatrix Medical Group *............................    1,500           55,313
QLT Phototherapeutics *..............................    5,200          104,650
Scherer (R.P.) Corp. *...............................    3,700          185,925
                                                                     -----------
                                                                      1,219,000
                                                                     -----------

OIL AND GAS - 5.1%
3DX Technologies, Inc. *.............................    2,800           30,800
American Oilfield Divers, Inc. *.....................    4,800           57,000
Belden & Blake Corp. *...............................    4,500          114,750
Dawson Production Services, Inc. *...................    5,300           82,150
HS Resources, Inc. *.................................    4,500           74,250


--------------------------------------------------------------------------------
ANNUAL REPORT                            CRI CAPITAL.ACCUMULATION PORTFOLIO - 29
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONTD)                             SHARES             VALUE
--------------------------------------------------------------------------------
OIL AND GAS (CONT'D)
Marine Drilling Cos., Inc. *.........................  1,100            $21,656
MCN Corp.............................................  6,600            190,575
Patterson Energy, Inc. *.............................  2,300             59,225
Varco International, Inc. *.......................... 11,700            270,563
Veritas DGC, Inc. *..................................  3,600             66,600
Wiser Oil Co. *......................................  2,600             51,350
                                                                     -----------
                                                                      1,018,919
                                                                     -----------

PHARMACEUTICAL - 2.9%
Agouron Pharmaceuticals, Inc. *......................  2,500            169,375
Dura Pharmaceuticals, Inc. *.........................  4,000            191,000
Immulogic Pharmaceutical Corp. *.....................  9,500             60,563
Incyte Pharmaceuticals, Inc. *.......................  1,700             87,550
Medicis Pharmaceutical Corp., Class A *..............  1,350             59,400
                                                                     -----------
                                                                        567,888
                                                                     -----------

PROPERTY MANAGEMENT - 0.8%
Rouse Co.............................................  5,000            158,750
                                                                     -----------
                                                                        158,750
                                                                     -----------

REAL ESTATE - 1.0%
Post Properties, Inc.................................  4,700            189,175
                                                                     -----------
                                                                        189,175
                                                                     -----------

RESEARCH - 0.9%
Clintrials Research, Inc. *..........................  3,500             79,625
Quintiles Transnational Corp. *......................  1,500             99,375
                                                                     -----------
                                                                        179,000
                                                                     -----------

RESTAURANTS - 2.9%
Applebees International, Inc.........................  4,300            118,250
Cheesecake Factory, Inc. *...........................  8,000            145,000
Longhorn Steaks, Inc. *..............................  5,000             94,375
Papa Johns International, Inc. *.....................  3,150            106,313
Rainforest Cafe, Inc. *..............................  4,900            116,416
                                                                     -----------
                                                                        580,354
                                                                     -----------

RETAIL - APPAREL AND SHOE - 3.0%
Buckle, Inc. *.......................................  4,000            100,000
Cutter & Buck, Inc. *................................  9,500            112,312
Gadzooks, Inc. *.....................................  2,650             48,362
Pacific Sunwear of California *......................  3,500             90,125
St. John Knits, Inc..................................  3,000            130,500
Wet Seal, Inc., Class A..............................  5,000            106,875
                                                                     -----------
                                                                        588,174
                                                                     -----------

RETAIL - DEPARTMENT STORES - 0.6%
Nordstrom, Inc.......................................  3,400            120,487
                                                                     -----------
                                                                        120,487
                                                                     -----------


--------------------------------------------------------------------------------
30 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                             SHARES            VALUE
--------------------------------------------------------------------------------
Retail - Discount and Variety - 1.1%
Caseys General Stores, Inc...........................  3,800            $71,250
Dollar General Corp..................................  4,725            151,200
                                                                     -----------
                                                                        222,450
                                                                     -----------

RETAIL - SPECIAL LINE - 3.9%
Autozone, Inc. *.....................................  7,900            217,250
Eagle Hardware & Garden, Inc. *......................  3,600             74,700
Home Depot, Inc......................................  3,100            155,387
Revco D.S., Inc. *...................................  5,300            196,100
West Marine, Inc. *..................................  5,000            139,750
                                                                     -----------
                                                                        783,187
                                                                     -----------

SPECIALIZED SERVICES  - 0.6%
Inacom Corp. *.......................................  2,800            112,000
                                                                     -----------
                                                                        112,000
                                                                     -----------

TELECOMMUNICATIONS - 1.1%
Brightpoint, Inc. *..................................  4,400            130,900
Verilink Corp. *.....................................  2,700             89,775
                                                                     -----------
                                                                        220,675
                                                                     -----------

TRANSPORTATION - 0.3%
Hvide Marine, Inc., Class A *........................  2,900             63,075
                                                                     -----------
                                                                         63,075
                                                                     -----------

   Total Equity Securities (Cost $16,109,112)........                19,021,621
                                                                     -----------

       TOTAL INVESTMENTS (Cost $16,109,112) - 95.6%..                19,021,621
       Other assets and liabilities, net - 4.4%......                   882,702
                                                                     -----------
                  NET ASSETS - 100%..................               $19,904,323
                                                                     -----------


*Non-income producing.
See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                            CRI CAPITAL.ACCUMULATION PORTFOLIO - 31
--------------------------------------------------------------------------------

                        CAPITAL ACCUMULATION PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------
Investments in securities, at value..............................   $19,021,621
Cash.............................................................     1,187,165
Receivable for securities sold...................................       113,400
Interest and dividends receivable................................         4,750
Other assets.....................................................         1,575
                                                                    ------------
  Total assets............................................           20,328,511
                                                                    ------------

LIABILITIES
--------------------------------------------------------------------------------

Payable for securities purchased.................................       404,509
Payable to Calvert Asset Management Company, Inc.................        16,316
Payable to Calvert Administrative Services Company...............         1,636
Accrued expenses and other liabilities...........................         1,727
                                                                    ------------
   Total liabilities.......................................             424,188
                                                                    ------------
      Net assets.....................................               $19,904,323
                                                                    ============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------

Par value and paid-in capital applicable to 827,683 shares of common
 stock outstanding; $1 par value, 1,000,000 shares authorized       $16,996,460
Accumulated net realized gains (losses) on investments                   (4,646)
Net unrealized appreciation (depreciation) on investments             2,912,509
                                                                    ------------
      NET ASSETS..................................................  $19,904,323
                                                                    ============

      NET ASSET VALUE PER SHARE.......................                   $24.05
                                                                    ============


See notes to financial statements.

--------------------------------------------------------------------------------
32 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

                        CAPITAL ACCUMULATION PORTFOLIO
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME
--------------------------------------------------------------------------------
Investment Income
  Interest income...............................................         $6,535
  Dividend income...............................................         55,973
                                                                    -----------
     Total investment income....................................         62,508
                                                                    -----------

Expenses
  Investment advisory fee.......................................        126,374
  Directors' fees and expenses..................................          1,259
  Administrative fees...........................................         15,797
  Custodian fees................................................         52,152
  Reports to shareholders.......................................          2,221
  Professional fees.............................................         11,217
  Miscellaneous.................................................          1,173
                                                                    -----------
     Total expenses.............................................        210,193
     Fees paid indirectly.......................................        (52,152)
                                                                    -----------
        Net expenses............................................        158,041
                                                                    -----------
          NET INVESTMENT INCOME (LOSS)                                  (95,533)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain (loss)........................................          7,603
Change in unrealized appreciation or depreciation...............      1,182,679
                                                                    -----------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS.............................................      1,190,282
                                                                    -----------
     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS..................................     $1,094,749
                                                                    ===========


See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                             CRI CAPITAL ACCUMLATION PORTFOLIO - 33
--------------------------------------------------------------------------------

                        CAPITAL ACCUMULATION PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                  YEAR ENDED      YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                                    1996            1995
----------------------------------------------------------------------------------------------
Operations
   Net investment income (loss)...............................  $   (95,533)       $(58,120)
   Net realized gain (loss)...................................        7,603         805,204
   Change in unrealized appreciation or depreciation..........    1,182,679       1,398,962
                                                                 -----------     -----------

     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................................    1,094,749       2,146,046
                                                                 -----------     -----------

Distributions to shareholders from
   Net investment income......................................           --          (3,628)
   Net realized gain on investments...........................      (32,307)       (466,861)
                                                                 -----------     -----------
     Total distributions......................................      (32,307)       (470,489)
                                                                 -----------     -----------
Capital share transactions
   Shares sold................................................   14,697,452       2,445,856
   Shares issued from merger (Note A).........................    4,728,068
   Reinvestment of distributions..............................       32,310         470,489
   Shares redeemed............................................   (9,551,228)     (1,345,444)
                                                                 -----------     -----------
     Total capital share transactions.........................    9,906,602       1,570,901
                                                                 -----------     -----------


 TOTAL INCREASE (DECREASE)
 IN NET ASSETS................................................   10,969,044       3,246,458

NET ASSETS
--------------------------------------------------------------------------------------------
Beginning of year.............................................    8,935,279       5,688,821
                                                                 -----------     -----------
End of year                                                     $19,904,323      $8,935,279
                                                                 ===========     ===========

CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
Shares sold..........................................               618,839         112,840

Shares issued from merger (Note A)...................               207,827
Reinvestment of distributions........................                 1,343          20,976
Shares redeemed......................................              (398,789)        (70,579)
                                                                 -----------     -----------
   Total capital share activity......................               429,220          63,237
                                                                 ===========     ===========

See notes to financial statements.

--------------------------------------------------------------------------------
34 - CRI CAPITAL ACCUMULATION PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

GENERAL: The Capital Accumulation Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRI Equity Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 207,827 shares of the Portfolio (valued at $4,728,068) for the 259,797 shares of CRI Equity Portfolio outstanding at February 23, 1996. CRI Equity Portfolio's net assets at that date, including $249,296 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRI Equity Portfolio immediately before the acquisition were $9,742,153 and $4,727,159, respectively.

SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

The Fund designates $6,891 as capital gain dividends for taxable year ended December 31, 1996.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
ANNUAL REPORT                            CRI CAPITAL ACCUMULATION PORTFOLIO - 35
--------------------------------------------------------------------------------

EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


NOTE B-RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.


NOTE C-INVESTMENT ACTIVITY

During the year, purchases and sales of investments, other than short-term securities, were $27,029,176 and $17,513,139, respectively. Such transactions are exclusive of the effects of the merger of CRI Equity

The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,912,509, of which $3,638,769 related to appreciated securities and $726,260 related to depreciated securities.

Net realized capital loss carryforward, for federal income tax purposes, of $1,598 at December 31, 1996 may be utilized to offset future capital gains until expiration in 2004.

--------------------------------------------------------------------------------
36 - CRI ACCUMULATION CAPITAL PORTFOLIO                            ANNUAL REPORT
--------------------------------------------------------------------------------

                        CAPITAL ACCUMULATION PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                            --------------------------------------
                                                                   1996          1995         1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING................................       $22.42        $16.97       $18.95
                                                               ========      ========     ========
Income from investment operations
---------------------------------
   Net investment income..................................         (.12)         (.15)         .10
   Net realized and unrealized gain (loss)................         1.79          6.85        (1.98)
                                                               --------      --------     --------
     Total from investment operations.....................         1.67          6.70        (1.88)
                                                               --------      --------     --------
Distributions from
------------------
   Net investment income..................................           --          (.01)        (.10)
   Net realized gains.....................................         (.04)        (1.24)          --
                                                               --------      --------     --------
     Total distributions..................................         (.04)        (1.25)        (.10)
                                                               --------      --------     --------
Total increase (decrease) in net asset value..............         1.63          5.45        (1.98)
                                                               --------      --------     --------
NET ASSET VALUE, ENDING...................................       $24.05        $22.42       $16.97
                                                               ========      ========     ========

Total return..............................................         7.44%        39.46%       (9.92%)
                                                               ========      ========     ========
Ratios to average net assets:
   Net investment income..................................         (.60%)        (.84%)        .68%
                                                               ========      ========     ========
   Total expenses+  ......................................         1.33%         1.56%          --
                                                               ========      ========     ========
   Net expenses...........................................         1.00%         1.25%         .79%
                                                               ========      ========     ========
   Expenses reimbursed....................................           --           .10%         --
                                                               ========      ========     ========
Portfolio turnover**......................................          124%          135%          79%
                                                               ========      ========     ========
Average commission rate paid..............................       $.0563          --            --
                                                               ========      ========     ========
NET ASSETS, ENDING (IN THOUSANDS).........................      $19,904        $8,935       $5,689
                                                               ========      ========     ========
Number of shares outstanding,
   ending (in thousands)..................................          828           398          335
                                                               ========      ========     ========

                                                                            YEARS ENDED DECEMBER 31
                                                                          -------------------------
                                                                               1993          1992
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING............................................      $17.87          $15.82
                                                                          ========        ========
Income from investment operations
---------------------------------
   Net investment income..............................................         .08             .09
   Net realized and unrealized gain (loss)............................        1.27            2.09
                                                                          --------        --------
     Total from investment operations.................................        1.35            2.18
                                                                          --------        --------
Distributions from
------------------
   Net investment income..............................................        (.08)           (.09)
   Net realized gains.................................................        (.19)           (.04)
                                                                          --------        --------
     Total distributions..............................................        (.27)           (.13)
                                                                          --------        --------
Total increase (decrease) in net asset value..........................        1.08            2.05
                                                                          --------        --------
NET ASSET VALUE, ENDING...............................................      $18.95          $17.87
                                                                          ========        ========
Total return..........................................................        7.56%          13.73%
                                                                          ========        ========
Ratios to average net assets:
   Net investment income..............................................         .66%           1.19%
                                                                          ========        ========
   Total expenses+  ..................................................          --              --
                                                                          ========        ========
   Net expenses.......................................................         .80%            .39%
                                                                          ========        ========
   Expenses reimbursed................................................          --             .87%
                                                                          ========        ========
Portfolio turnover....................................................          26%              2%
                                                                          ========        ========
NET ASSETS, ENDING (IN THOUSANDS).....................................      $4,986            $870
                                                                          ========        ========
Number of shares outstanding,
   ending (in thousands)..............................................         263              49
                                                                          ========        ========

+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly: such reductions are included in the ratio of net expenses.
** Portfolio turnover excludes transactions in connection with the February 1996 merger of CRI Equity Portfolio.

--------------------------------------------------------------------------------
ANNUAL REPORT                            CRI CAPITAL ACCUMULATION PORTFOLIO - 37
--------------------------------------------------------------------------------

             CALVERT RESPONSIBLY INVESTED GLOBAL EQUITY PORTFOLIO

Dear Investor:
     Nineteen ninety-six was a good year for the world's stock markets. The U.S. put in a solid performance, but importantly, other global markets also contributed strong gains. Top performers included Spain, which benefited from a rising currency as well as a strong equity market, Hong Kong, which managed to shrug off the uncertainties of the reversion to Chinese rule in 1997, the U.K., the Netherlands and Ireland. The weakest performer was Japan, where the economy's recovery continued to be dogged by the weakness of the financial system. In dollar terms, the market ended down 15.4% for the year, which put a severe drag on performance measures of the global stock market.


                        CALVERT RESPONSIBLY INVESTED
                           GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
      Comparison of change in value of a hypothetical $10,000 investment.

                              (Graph appears here)

                   12/31/96   12/31/95  12/31/94  12/31/93  12/31/92  6/30/92

CRI GLOBAL EQUITY  $15,800    $13,797   $12,281   $12,548   $9,673    $10,000

MSCI WORLD INDEX   $17,492    $15,344   $12,548   $11,979   $9,729    $10,000



                           Average Annual Total Return
                             (period ending 12/31/96)


          1 Year  14.99%                  Life of Fund  10.71% (6/92)
--------------------------------------------------------------------------------
        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.
--------------------------------------------------------------------------------

PERFORMANCE
     The CRI Global Equity Portfolio generated a strongly positive return for the 12-month period. The Fund's return was in-line with the Morgan Stanley Capital International World Index (an unmanaged Index of the world's stock markets).

INVESTMENT STRATEGY
     Our strategy for the year was to underweight the U.S. market on the basis of the maturity of the economic cycle and the potential for a deterioration in earnings and valuations and to overweight the markets of the Far East, particularly Hong Kong, where we were optimistic on both valuations and the colony's ability to steer a steady course through the changeover of sovereignty. We maintained a market weighting in Europe as a whole, but focused on the peripheral countries.

--------------------------------------------------------------------------------
38 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

     During the first quarter, we added to our position in Japan to take advantage of seasonal market weakness. After the market's 7.2% rise in April, we began to steadily reduce exposure through the year, switching assets to the core European markets of Germany and Switzerland. Late in the year, we began to lessen our commitment to the U.K. We think we experienced the bulk of this market's advance in 1996, and the U.K. now poses greater political risk, due to the coming general election.

OUTLOOK
     As we enter 1997, we look forward to a period of synchronized growth through many economies. While the U.S. and the U.K. lead the business cycle and should be the first to see interest rates raised and growth slow, elsewhere the expansion is still proceeding and at a moderate and sustainable pace. We therefore anticipate some switching of assets from the U.S. to the international markets which have lagged in this cycle.

Sincerely,


/s/ Clifton Sorrell
----------------------
Clifton S. Sorrell
President

January 17, 1997

--------------------------------------------------------------------------------
ANNUAL REPORT                                   CRI GLOBAL EQUITY PORTFOLIO - 39
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
                                  ==========

To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Global Equity Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Global Equity Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Global Equity Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                            COOPERS & LYBRAND L.L.P
Baltimore, Maryland
January 31, 1997

--------------------------------------------------------------------------------
40 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996

Equity Securities - 95.1%                              Shares           Value
--------------------------------------------------------------------------------
AUSTRALIA - 4.4%
Australian & New Zealand Bank Group...............     25,000          $157,579
Brambles Industries, Ltd..........................     10,000           195,136
National Australia Bank...........................     23,000           270,567
                                                                      ---------
                                                                        623,282
                                                                      ---------

FRANCE - 6.2%
Assur Gen de France...............................     3,105            100,239
Canal Plus........................................       650            143,568
Pinault Printemps Redoute, S.A....................       800            317,317
SGS Thomas Micro *................................     4,300            304,153
                                                                      ---------
                                                                        865,277
                                                                      ---------
GERMANY - 5.0%
Douglas Holdings..................................     6,790            266,958
Linde.............................................       350            213,803
Volkswagen........................................       520            216,272
                                                                      ---------
                                                                        697,033
                                                                      ---------

HONG KONG - 8.0%
Amoy Properties...................................   100,000            144,159
Cheung Kong Holdings..............................    20,000            177,775
Hong Kong Land Holdings...........................   100,000            278,000
Hysan Development.................................    55,000            219,019
Hysan Development (warrants)*.....................     2,750              2,489
Sun Hung Kai Properties...........................    25,000            306,258
                                                                      ---------
                                                                      1,127,700
                                                                      ---------

ITALY - 2.5%
Parmalat Finanz...................................    84,000            128,464
STET..............................................    19,500             88,695
Telecom Italia Mobile.............................    53,600            135,502
                                                                      ---------
                                                                        352,661
                                                                      ---------

JAPAN - 15.7%
Canon Sales Co., Inc..............................     8,800            194,526
Eisai Co..........................................    11,000            216,562
Fuji Machine Manufacturing........................     7,000            185,563
Hitachi Zosen Corp................................    20,000             77,714
Itochu Corp.......................................    28,000            150,384
Keyence Corp......................................     1,000            123,478
Nikko Securities..................................    12,000             89,526
Nippon Sanso Corp.................................    40,000            141,266
Nitto Denko Corp..................................     5,000             73,396
Sanwa Bank........................................    12,000            163,716

--------------------------------------------------------------------------------
ANNUAL REPORT                                   CRI GLOBAL EQUITY PORTFOLIO - 41
--------------------------------------------------------------------------------

Equity Securities (Cont'd)                            Shares            Value
--------------------------------------------------------------------------------
JAPAN (CONT'D)
Shinmaywa Industries..............................    18,000           $132,579
Shiseido Co.......................................    17,000            196,702
Sumitomo Electric Industries......................    13,000            181,850
Takasago Thermal Engineering......................    12,000            152,318
Tokyo Style Co....................................     9,000            125,896
                                                                      ---------
                                                                      2,205,476
                                                                      ---------

MALAYSIA - 3.7%
AMMB Holdings Berhad..............................    30,000            251,831
Malayan Bank Berhad...............................    24,000            266,086
                                                                      ---------
                                                                        517,917
                                                                      ---------

MEXICO - 6.3%
Banco Frances Del Rio La Plata, ADR...............     4,600            126,500
Banpais, S.A., ADR *..............................    10,000                  0
Cifra, S.A. de C.V., ADR *........................   159,000            194,298
Grupo Industrial Durango, S.A., ADR *.............    11,000            116,875
Telefonos de Mexico, S.A., ADR....................     5,800            191,400
Transportadora de Gas, ADR........................    21,000            257,250
                                                                      ---------
                                                                        886,323
                                                                      ---------

NETHERLANDS - 5.7%
Elsevier,  N.V....................................    11,600            196,189
ING Groep, N.V....................................     8,200            295,418
Vendex International..............................     1,960             83,895
Ver Ned Uitgevers.................................    10,550            220,594
                                                                      ---------
                                                                        796,096
                                                                      ---------

NEW ZEALAND - 2.7%
Independent News..................................    35,000            175,680
Wilson & Horton...................................    25,000            203,252
                                                                      ---------
                                                                        378,932
                                                                      ---------

SINGAPORE - 3.4%
Keppel Corp.......................................    17,000            132,423
City Developments.................................    20,000            180,090
Straits Steamship Land............................    50,000            160,080
                                                                      ---------
                                                                        472,593
                                                                      ---------

SPAIN - 4.9%
Aguas de Barcelona................................     4,937            205,352
Prosegur Seguridad................................    15,325            141,652
Telefonica de Esp.................................     8,810            204,600
Vallehermoso, S.A.................................     6,340            137,470
                                                                      ---------
                                                                        689,074
                                                                      ---------

SWEDEN  - 0.3%
Scania AB, Series A...............................       930             23,182
Scania AB, Series B...............................       930             23,250
                                                                      ---------
                                                                         46,432
                                                                      ---------

--------------------------------------------------------------------------------
42 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

Equity Securities (Cont'd)                             Shares           Value
--------------------------------------------------------------------------------
SWITZERLAND  - 3.8%
Winterthur........................................       440           $254,434
Zurich Versicherun................................     1,000            277,923
                                                                      ---------
                                                                        532,357
                                                                      ---------

THAILAND  - 0.1%
Bangkok Bank......................................     1,000              9,670
                                                                      ---------
                                                                          9,670
                                                                      ---------

UNITED KINGDOM - 13.2%
Allied Irish Banks................................    32,334            217,148
Anglian Water.....................................    10,100            101,744
Argyll Group......................................    10,000             36,834
Azlan Group.......................................     4,000             38,976
Bellway...........................................     9,300             48,277
Cadbury Schweppes.................................    11,200             94,596
Carlton Communications............................    11,200             98,165
Commercial Union..................................     6,700             78,628
Firstbus..........................................    11,900             41,998
Glynwed International.............................     6,600             37,992
Johnson Matthey...................................     8,400             79,438
Kingfisher........................................     9,100             98,218
Lloyds TSB Group..................................    15,700            115,928
Low & Bonar.......................................     7,000             48,809
Marks & Spencer...................................    10,700             90,190
National Westminster..............................     9,000            105,773
Powerscreen International.........................     4,000             38,718
Safeway...........................................    11,700             80,779
SIG...............................................     9,100             37,572
Smith & Nephew....................................    32,200            100,125
Smurfit Jefferson.................................    28,810             83,167
Somerfield *......................................    14,700             41,554
Vitec Group.......................................     3,200             38,924
Wolseley..........................................    12,800            100,983
                                                                      ---------
                                                                      1,854,536
                                                                      ---------
UNITED STATES - 9.2%
Brady, (W.H.) Co., Class A........................     4,900            120,662
Cardinal Health, Inc..............................     2,250            131,063
Fort Howard Corp. *...............................     4,300            119,056
Great Western Financial Corp......................     4,000            116,000
Household International, Inc......................     1,300            119,925
Interim Services, Inc. *..........................     2,600             92,300
La Quinta Inns, Inc...............................     5,500            105,188
Lear Corp. *......................................     3,400            116,025
Molex, Inc., Class A..............................     3,200            114,000

--------------------------------------------------------------------------------
ANNUAL REPORT                                   CRI GLOBAL EQUITY PORTFOLIO - 43
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                            Shares            Value
--------------------------------------------------------------------------------
UNITED STATES (CONT'D)
Quorum Health Group, Inc. *.........................      4,000        $119,000
Worldcom, Inc. *....................................      5,000         130,313
                                                                     ----------
                                                                      1,283,532
                                                                     ----------

     Total Equity Securities (Cost $12,194,881).....                 13,338,891
                                                                     ----------

                                                     PRINICIPAL
TIME DEPOSIT - 4.7%                                    AMOUNT
--------------------------------------------------------------------------------
State Street Bank, London, 5.40%, 1/3/97............   $656,470         656,470
                                                                    -----------

     Total Time Deposit (Cost $656,470).............                    656,470
                                                                    -----------
       TOTAL INVESTMENTS (Cost $12,851,351) - 99.8%                  13,995,361
       Other assets and liabilities, net - 0.2%.....                     31,456
                                                                    -----------
       NET ASSETS - 100%............................                $14,026,817
                                                                    ===========

*    Non-income producing.
See notes to financial statements.

--------------------------------------------------------------------------------
44 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------
Investments in securities, at value.............................    $13,995,361
Cash............................................................         19,919
Interest and dividends receivable...............................         28,348
Other assets....................................................          1,493
                                                                    -----------
         Total assets...........................................     14,045,121
                                                                    ===========

LIABILITIES
--------------------------------------------------------------------------------
Payable to Calvert Asset Management Company, Inc................         11,683
Payable to Calvert Administrative Services Company..............          1,167
Accrued expenses and other liabilities..........................          5,454
                                                                    -----------
         Total liabilities......................................         18,304
                                                                    -----------
                  Net assets....................................    $14,026,817
                                                                    ===========

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Par value and paid-in capital applicable to 748,445 shares of common................
  stock outstanding; $1 par value, 1,000,000 shares authorized......................      $12,775,344
Undistributed net investment income (loss)..........................................           14,340
Accumulated net realized gain (loss) on investments and foreign currencies..........           92,805
Net unrealized appreciation (depreciation) on investments and assets................      -----------
  and liabilities in foreign currencies.............................................        1,144,328
     NET ASSETS.....................................................................      $14,026,817
                                                                                          ===========

     NET ASSET VALUE PER SHARE......................................................           $18.74
                                                                                          ===========

--------------------------------------------------------------------------------
ANNUAL REPORT                                   CRI GLOBAL EQUITY PORTFOLIO - 45
--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Interest income.............................................       $53,884
     Dividend income (net of foreign taxes of $20,785)...........       215,762
                                                                      ---------
          Total investment income................................       269,646
                                                                      =========
Expenses
     Investment advisory fee.....................................       122,600
     Directors' fees and expenses................................         1,002
     Administrative fees.........................................        40,000
     Custodian fees..............................................        50,124
     Reports to shareholders.....................................         4,791
     Professional fees...........................................         3,324
     Miscellaneous...............................................           638
     Reimbursement from Advisor..................................       (27,740)
                                                                      ---------
       Total expenses............................................       194,739
       Fees paid indirectly......................................       (50,124)
                                                                      ---------
         Net expenses............................................       144,615
                                                                      ---------
         NET INVESTMENT INCOME (LOSS)............................       125,031
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain (loss) on:
     Securities..................................................       666,540
     Foreign currencies..........................................       (23,160)
                                                                     ----------
                                                                        643,380
                                                                     ----------
Change in unrealized appreciation or depreciation on:
     Securities..................................................       899,012
                                                                     ----------
     Assets and liabilities in foreign currencies................        (2,422)
                                                                     ==========
                                                                        896,590
                                                                     ----------

     NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS..............................................     1,539,970
                                                                     ----------
     INCREASE (DECREASE) IN NET ASSETS
     RESULTING fROM oPERATIONS...................................    $1,665,001
                                                                     ==========

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
46 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED             YEAR ENDED
                                                     DECEMBER 31,           DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                        1996                   1995
----------------------------------------------------------------------------------------
Operations
         Net investment income......................     $125,031               $138,570
         Net realized gain (loss)...................      643,380                285,214
         Change in unrealized appreciation
           or depreciation..........................      896,590                722,317
                                                     ------------           ------------

     INCREASE (DECREASE) IN NET ASSETS
     RESULTING fROM OPERATIONS......................    1,665,001              1,146,101
                                                     ------------           ------------
Distributions to shareholders from
   Net investment income............................     (100,000)              (137,673)
   Net realized gain on investments.................     (597,000)              (249,074)
                                                     ------------           ------------
     Total distributions............................     (697,000)              (386,747)
                                                     ------------           ------------
Capital share transactions
         Shares sold................................    4,709,791              3,017,493
         Reinvestment of distributions..............      697,005                386,745
         Shares redeemed............................   (2,178,927)            (2,097,365)
                                                     ------------           ------------
        Total capital share transactions............    3,227,869              1,306,873
                                                     ------------           ------------

 TOTAL INCREASE (DECREASE)
 IN NET ASSETS......................................    4,195,870              2,066,227

NET ASSETS
----------------------------------------------------------------------------------------
Beginning of year...................................    9,830,947              7,764,720
                                                     ------------           ------------
End of year (including undistributed
  net investment income of $14,340 and
  $12,469, respectively)............................  $14,026,817             $9,830,947
                                                     ============           ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
Shares sold.........................................      258,532                186,095
Reinvestment of distributions.......................       37,193                 22,551
Shares redeemed.....................................     (120,463)              (123,999)
                                                     ------------           ------------
        Total capital share activity................      175,262                 84,647
                                                     ============           ============

--------------------------------------------------------------------------------
ANNUAL REPORT                                   CRI GLOBAL EQUITY PORTFOLIO - 47
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENT

NOTE A-SIGNIFICANT ACCOUNTING POLICIES
GENERAL: The Global Equity Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

FOREIGN CURRENCY TRANSACTIONS: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into
U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

The Fund designates $400,000 as capital gain dividends for taxable year ended December 31, 1996.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
48 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

NOTE B-RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.

NOTE C-INVESTMENT ACTIVITY

During the year, purchases and sales of investments, other than short-term securities, were $11,960,074 and $9,391,388, respectively.

The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $1,144,010, of which $1,978,991 related to appreciated securities and $834,981 related to depreciated securities.

--------------------------------------------------------------------------------
ANNUAL REPORT                                   CRI GLOBAL EQUITY PORTFOLIO - 49
--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                                 YEARS ENDED DECEMBER 31,
                                                       ---------------------------------------
                                                             1996           1995         1994
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING........................          $17.15         $15.89       $17.72
                                                       -----------    -----------  -----------
Income from investment operations
---------------------------------
        Net investment income.....................             .17            .27          .11
        Net realized and unrealized
                gain (loss).......................            2.40           1.69         (.49)
                                                       -----------    -----------  -----------
           Total from investment operations.......            2.57           1.96         (.38)
                                                       -----------    -----------  -----------
Distributions from
------------------
     Net investment income........................            (.14)          (.25)        (.13)
     Net realized gains...........................            (.84)          (.45)       (1.32)
                                                       -----------    -----------  -----------
                  Total distributions.............            (.98)          (.70)       (1.45)
                                                       -----------    -----------  -----------
Total increase (decrease) in net asset value......            1.59           1.26        (1.83)
                                                       ===========    ===========  ===========
NET ASSET VALUE, ENDING...........................          $18.74         $17.15       $15.89
                                                       ===========    ===========  ===========

Total return......................................           14.99%         12.35%       (2.13%)
                                                       ===========    ===========  ===========
Ratios to average net assets:
     Net investment income........................            1.02%          1.48%         .59%
                                                       ===========    ===========  ===========
     Total expenses+ .............................            1.59%          1.51%          --
                                                       ===========    ===========  ===========
     Net expenses.................................            1.18%          1.12%        1.24%
                                                       ===========    ===========  ===========
     Expenses reimbursed..........................             .23%           .39%         .29%
                                                       ===========    ===========  ===========
Portfolio turnover................................              85%            90%          84%
                                                       ===========    ===========  ===========
Average commission rate paid......................          $.0352            --            --
                                                       ===========    ===========  ===========
NET ASSETS, ENDING (IN THOUSANDS).................         $14,027         $9,831       $7,765
                                                       ===========    ===========  ===========
Number of shares outstanding,
     ending (in thousands)........................             748            573          489
                                                       -----------    -----------  -----------

                                                                   PERIODS ENDING DECEMBER 31,
                                                                 -------------------------------
                                                                       1993             1992**
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING..................................          $14.57            $15.00
                                                                 ===========       ===========
Income from investment operations
---------------------------------
   Net investment income....................................             .11              (.02)
   Net realized and unrealized gain (loss)..................            6.07              (.41)
                                                                 -----------       -----------
     Total from investment operations.......................            4.18              (.43)
                                                                 -----------       -----------
Distributions from
------------------
   Net investment income....................................            (.08)              --
   Net realized gains.......................................            (.95)              --
                                                                 -----------       -----------
     Total distributions....................................           (1.03)              --
                                                                 -----------       -----------
Total increase (decrease) in net asset value................            3.15              (.43)
                                                                 -----------       -----------
NET ASSET VALUE, ENDING.....................................          $17.72            $14.57
                                                                 ===========       ===========

Total return................................................           29.72%           (3.27%)
Ratios to average net assets:...............................     -----------       ----------

   Net investment income....................................            1.00%         (.98%)(a)
                                                                 ===========       ===========
   Total expenses+ .........................................             --                --
                                                                 ===========       ===========
   Net expenses.............................................            .94%            .98%(a)
                                                                 ===========       ===========
   Expenses reimbursed......................................            .10%           1.07%(a)
                                                                 ===========       ===========
Portfolio turnover..........................................             64%              --
                                                                 ===========       ===========
NET ASSETS, ENDING (IN THOUSANDS)...........................          $4,529              $236
                                                                 ===========       ===========
Number of shares outstanding,
   ending (in thousands)....................................             256                16
                                                                 ===========       ===========

(a)  Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
     such reductions are included in the ratio of net expenses:
**   From June 30, 1992, inception.

--------------------------------------------------------------------------------
50 - CRI GLOBAL EQUITY PORTFOLIO                                   ANNUAL REPORT
--------------------------------------------------------------------------------

                         CALVERT RESPONSIBLY INVESTED
                              BALANCED PORTFOLIO

Dear Investor:

     Changing expectations for the strength of the economy and direction of interest rates made for very volatile financial markets during 1996. Stock market investors emerged with strong gains; the Standard & Poor's 500 Stock Index gained almost 23% for the year. The bond market see-sawed, with the yield on the benchmark 30-year Treasury bond closing the year just three-quarters of a percent above where it began. While many investors believed the Federal Reserve would intervene to tighten monetary policy, the Fed took no action after cutting the federal funds rate by 25 basis points in late January.


                        CALVERT RESPONSIBLY INVESTED
                              BALANCED PORTFOLIO
   -------------------------------------------------------------------------
                      Comparison of change in value of a
                       hypothetical $10,000 investment.

                            (GRAPH APPEARS HERE)

$35,000
$30,000
                                                            $31,748
                                                            $28,672
$25,000
$20,000
                                                            $19,456
                                                            $17,223

$15,000
$10,000
                   1/1/87  12/88 12/90 12/92 12/94 12/96
                     12/87  12/89  12/91  12/93 12/95

                        _____ CRI Balanced
                        _____ S & P 500 Reinv
                        ----- Lehman Aggregate Bd
                        ----- 90-Day T-Bill


                          Average Annual Total Return
                           (period ending 12/31/96)


          1 Year 12.62%             5 Year 10.45%
      10 Year 11.11%      Life of Fund 10.41% (9/86)*
   -------------------------------------------------------------------------

                  New sub-advisors assumed management of the
                      Portfolio effective February 1995.

        Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.
   -------------------------------------------------------------------------

FUND PERFORMANCE AND STRATEGY

     We maintained the Portfolio's target asset allocation of roughly 60% equities and 40% fixed-income securities throughout 1996. Equity holdings were the strongest contributors to the Fund's return, which is not surprising given the strength of the stock market.

EQUITY INVESTMENTS--NCM CAPITAL MANAGEMENT

     We continued to focus on companies in the technology and financial services industries. The financial services group turned in good gains as profits were strong due to continued low interest rates. Some of our technology holdings-- semiconductors, chips and equipment--were hurt by unfavorable supply and demand conditions, but our technology position as a whole was positive for performance for the year due to strong gains from EMC Corp and BMC Software.

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 51
--------------------------------------------------------------------------------

     Consumer staples companies (food, drugs and personal care items) also did well as investors moved to these more defensive stocks. While we did not have a large commitment to the consumer staples group, our holdings of Gillette and Hershey contributed good gains. Energy services companies also advanced as improved supply and demand conditions boosted profit potential. In this group, Smith International was a strong performer.

     The Portfolio invests a small portion of assets (slightly less than 3% at year-end) in foreign securities. For this period, our holdings of Umbono Investment Corp., a South African company, were hurt by the continued devaluation of the currency. We are optimistic that bulk of the currency decline has passed, and we maintain a favourable opinion of this stock's investment potential. We are also pleased to have an opportunity to participate in Africa's economic growth.

FIXED-INCOME INVESTMENTS--CALVERT ASSET MANAGEMENT COMPANY

     We kept the Portfolio's interest rate sensitivity in line with our benchmark. The bond market was very volatile throughout 1996, and we did not believe it was prudent to take a decidedly conservative or aggressive stance until a clearer picture emerged regarding the strength of the economy. The Portfolio's weighted average maturity was 13 years at the end of 1996, compared to 14 years at the end of 1995.

OUTLOOK

     The markets will likely continue to exhibit a high degree of volatility. Stocks' extended valuations and uncertainty about whether companies can meet earnings estimates could dampen investors "exuberance." We expect the return on stocks for 1997 will come closer to historical averages than the exceptional returns of 1995 and 1996. The bond market is likely to remain skittish, at least for the first half of the year, as investors still struggle to reconcile low inflation numbers with strong labor reports. The Portfolio's blend of stocks and bonds should help to smooth the ups and downs of specific markets, sectors and securities.

     We appreciate your investment.

Sincerely,

/s/ Clifton S. Sorrell
Clifton S. Sorrel
president

January 17, 1997

--------------------------------------------------------------------------------
52 - CRI BALANCED PORTFOLIO                                       ANNUAL REPORT
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
                                  ==========

To the Board of Directors of Acacia Capital Corporation and Shareholders of Calvert Responsibly Invested Balanced Portfolio:

     We have audited the accompanying statement of assets and liabilities of Calvert Responsibly Invested Balanced Portfolio (one of the portfolios comprising the Acacia Capital Corporation), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert Responsibly Invested Balanced Portfolio as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 31, 1997

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 53
--------------------------------------------------------------------------------

                              BALANCED PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1996


EQUITY SECURITIES -57.1%                              SHARES     VALUE
---------------------------------------------------------------------------
AIRLINES - 0.6%
Comair Holdings, Inc. ............................     41,000      $ 993,600
                                                                  ----------
                                                                     993,600
                                                                  ----------

BIOTECHNOLOGY - 1.0%
Amgen, Inc. * ....................................     29,560      1,607,325
                                                                 -----------
                                                                   1,607,325
                                                                 -----------

BUILDING MATERIALS AND CONSTRUCTION - 0.6%
Oakwood Homes Corp. ..............................     43,700        999,637
                                                                 -----------
                                                                     999,637
                                                                 -----------

BUSINESS EQUIPMENT AND SERVICES - 1.2%
Hewlett Packard Co. ..............................     22,300      1,120,575
Sun Microsystems, Inc. * .........................     29,640         76,377
                                                                 -----------
                                                                   1,881,952
                                                                 -----------

COMMUNICATIONS - 2.0%
Ameritech Corp. ..................................     30,595      1,854,822
U.S. Robotics Corp. * ............................     20,200      1,454,400
                                                                 -----------
                                                                   3,309,222
                                                                 -----------

COMPUTER - HARDWARE * 1.9%
Compaq Computer Corp. * ..........................     23,400      1,737,450
International Business Machines ..................      9,300      1,404,400
                                                                 -----------
                                                                   3,141,750
                                                                 -----------

COMPUTER - NETWORKS - 2.4%
3Com Corp. * .....................................     24,400      1,790,350
Cisco Systems, Inc. * ............................     31,800      2,023,275
                                                                 -----------
                                                                   3,813,625
                                                                 -----------

COMPUTER - SOFTWARE - 4.0%
BMC Software, Inc. * .............................     17,500        724,063
Computer Associates International Inc. ...........     38,577      1,919,206
Microsoft Corp. * ................................     20,820      1,720,253
Oracle Corp. * ...................................     48,757      2,035,605
                                                                 -----------
                                                                   6,399,127
                                                                 -----------

CONSUMER PRODUCTS AND SERVICES - 4.9%
Avon Products, Inc. ..............................     28,400      1,622,350
Colgate Palmolive Co. ............................     27,400      2,527,650
CUC International, Inc. * ........................     55,450      1,316,937
Gillette Co. .....................................     32,100      2,495,775
                                                                 -----------
                                                                   7,962,712
                                                                 -----------

--------------------------------------------------------------------------------
54 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                         SHARES          VALUE
--------------------------------------------------------------------------------
DELIVERY - 0.7%
Federal Express Corp. * ....................        23,800         $ 1,059,100
                                                                   ------------
                                                                     1,059,100

ELECTRONICS - 2.8%
Arrow Electronics, Inc. * ..................        14,200             759,700
Atmel Corp. * ..............................        26,800             887,750
EMC Corp. * ................................        38,450           1,273,656
Intel Corp. ................................        11,700           1,531,969
                                                                   ------------
                                                                     4,453,075
                                                                   ------------

ENTERTAINMENT - 1.3%
Regal Cinemas, Inc. * ......................        34,200           1,051,650
Walt Disney Co. ............................        15,005           1,044,723
                                                                   ------------
                                                                     2,096,373
                                                                   ------------

FINANCIAL SERVICES - 9.4%
Banc One Corp. .............................        21,700             933,100
Bank New York, Inc. ........................        29,000             978,750
Bank of Boston Corp. .......................        19,315           1,240,989
BankAmerica Corp. ..........................        23,200           2,314,200
Chase Manhattan Corp. ......................        20,300           1,811,775
Federal National Mortgage Assn. ............        42,700           1,590,575
Green Tree Financial Corp. .................        48,530           1,874,471
SunAmerica, Inc. ...........................        39,300           1,743,937
Umbono Investment Corp., Ltd. * ............     1,156,540           2,719,235
                                                                   ------------
                                                                    15,207,032
                                                                   ------------

FOOD PRODUCTS - 3.0%
CPC International, Inc. ....................        32,300           2,503,250
Hershey Foods Corp. ........................        31,200           1,365,000
McCormick & Co., Inc. ......................        41,900             987,269
                                                                   ------------
                                                                     4,855,519
                                                                   ------------

HEALTH CARE - 2.4%
Cardinal Health, Inc. ......................        25,000           1,485,375
Johnson & Johnson ..........................        46,500           2,313,375
                                                                   ------------
                                                                     3,798,750
                                                                   ------------

INDUSTRIAL PRODUCTS - 0.9%
Praxair, Inc. ..............................        31,200           1,439,100
                                                                   ------------
                                                                     1,439,100
                                                                   ------------

INSURANCE - 3.1%
AFLAC, Inc. ................................        39,050           1,669,387
American International Group, Inc. .........        20,350           2,202,887
MGIC Investment Corp. ......................        15,500           1,178,800
                                                                   ------------
                                                                     5,050,274
                                                                   ------------

--------------------------------------------------------------------------------
ANNAUL REPORT                                        CRI BALANCED PORTFOLIO - 55
--------------------------------------------------------------------------------

EQUITY SECURITIES (CONT'D)                                            SHARES           VALUE
-----------------------------------------------------------------------------------------------
MANUFACTURING  - 0.9%
Dover Corp. ..................................................         29,945      $ 1,504,736
                                                                                   -----------
                                                                                     1,504,736
                                                                                   -----------

MEDICAL - 2.6%
Boston Scientific Corp. * .....................................        17,185        1,031,100
Guidant Corp. ................................................         26,900        1,533,300
Medrronic, Inc. ..............................................         23,900        1,625,200
                                                                                   -----------
                                                                                     4,189,600
                                                                                   -----------

OFFICE EQUIPMENT AND SUPPLIES - 1.6%
Officemax, Inc. * ............................................        104,800        1,113,500
Viking Office Products, Inc. * ...............................         55,000        1,467,813
                                                                                   -----------
                                                                                     2,581,313
                                                                                   -----------

OIL AND GAS - 0.6%
Seitel, Inc. * ...............................................         24,100          964,000
                                                                                   -----------
                                                                                       964,000
                                                                                   -----------

PAPER AND PACKAGING - 1.6%
Avery Dennison Corp. .........................................         43,100        1,524,663
Sealed Air Corp. * ...........................................         24,800        1,032,300
                                                                                   -----------
                                                                                     2,556,963
                                                                                   -----------

PHARMACEUTICAL - 1.4%
Merck & Co., Inc. ............................................         28,800        2,282,400
                                                                                   -----------
                                                                                     2,282,400
                                                                                   -----------

RETAIL - 2.6%
Barnes & Noble, Inc. * .......................................         41,600        1,123,200
Consolidated Stores Corp. * ..................................         32,313        1,038,039
Jones Apparel Group, Inc. * ..................................         30,600        1,143,675
Penney (J.C.). Inc. ..........................................         18,000          877,500
                                                                                   -----------
                                                                                     4,182,414
                                                                                   -----------

TELECOMMUNICATIONS - 3.6%
360 Communications Co. * .....................................         58,500        1,352,813
Century Telephone Enterprises, Inc. ..........................         47,465        1,465,482
Ericsson (L.M.) Telephone, Co., Class B, ADR .................         51,405        1,551,788
SBC Communications, Inc. .....................................         27,400        1,417,950
                                                                                   -----------
                                                                                     5,788,033
                                                                                   -----------

     Total Equity Securities (Costs $77,958,662) ..............                     92,117,632
                                                                                   -----------

                                                                   PRINCIPAL
MORTGAGE BACKED SECURITIES - 10.8%                                  AMOUNT
-----------------------------------------------------------------------------------------------
Advanta Corp., 5.50%, 3/25/10 ................................     $1,729,639        1,646,941
Federal Home Loan Mortgage Corp., 5.125%, 8/15/06 ............      1,790,349        1,752,035
Federal Home Loan Mortgage Corp., 5.50%, 5/1/11 ..............      3,656,123        3,440,883
Federal Home Loan Mortgage Corp., 6.00%, 12/15/19 ............      1,000,000          971,310
Federal Home Loan Mortgage Corp., 6.50%, 8/15/21 .............      1,000,000          991,730

--------------------------------------------------------------------------------
56 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------

                                                                      PRINCIPAL
MORTGAGE BACKED SECURITIES (CONT'D)                                      AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.00%, 3/1/06 ..................        $ 2,498,439       $ 2,430,878
Federal National Mortgage Assn., 6.30%, 12/25/23 ................          1,000,000           960,480
Federal National Mortgage Assn., 7.00%, 8/1/25 ..................            943,971           923,789
Government National Mortgage Assn., 6.50%, 12/15/23 .............          1,511,000         1,258,560
Vendee Mortgage Trust, 6.75%, 9/13/09 ...........................          1,163,000         1,164,772
Vendee Mortgage Trust, 8.00%, 7/15/18 ...........................          1,000,000         1,043,220
Vendee Mortgage Trust, 6.75%, 4/15/22 ...........................          1,000,000           916,160
                                                                                           -----------

     Total Mortgage Backed Securities (Cost $17,448,342) ........                           17,500,758
                                                                                           -----------

MUNICIPAL OBLIGATIONS - 9.0%
--------------------------------------------------------------------------------------------------------
Illinois Housing Development Authority, 8.35%, 8/1/26 ...........          1,130,000         1,163,222
La Miranda, California Industrial Development Authority VRDN,
  5.70%, 12/1/26, LOC: First National Bank of Chicago** .........          7,500,000         7,500,000
Maryland State Economic Development Corp., 8.00%, 10/1/05 .......          1,000,000         1,004,790
Maryland State Economic Development Corp., 8.625%, 10/1/19 ......            750,000           767,468
Miami Beach, Florida Redevelopment Agency, 8.80%, 12/1/15 .......          2,585,000         2,750,182
Texas State, College Student Loan, 7.35%, 12/1/21 ...............            600,000           588,534
Virginia State Housing Development Authority, 7.55% 7/1/11 ......            740,000           753,313
                                                                                           -----------

     Total Municipal Obligations (Cost, $14,306,777) ............                           14,527,509
                                                                                           -----------

CORPORATE OBLIGATIONS - 8.4%
--------------------------------------------------------------------------------------------------------
Albersons, Inc. 6.18%, 3/22/00 ..................................             25,000            24,925
AMR Corp., 9.82%, 3/7/01 ........................................             25,000            27,525
BellSouth Savings, 9.19%, 7/1/03 ................................            366,807           401,537
Continental Valorem Corp. VRDN, 6.45%, 6/1/13,
  LOC: Tokai Bank Ltd.** ........................................            700,000           700,000
Dayton Hudson Corp., 9.00%, 10/1/21 .............................             60,000            67,762
Dean Wirrer Discover & Co., 6.30%, 1/15/06 ......................          1,000,000           946,040
Discover Card Master Trust, 6.03%, 8/18/08 ......................          1,500,000         1,420,395
First Union Corp., 6.55%, 10/15/35 ..............................          1,000,000           972,620
International Business Machines, 7.00%, 10/30/25 ................          2,000,000         1,907,420
MedPartners, Inc., 7.375%, 10/1/06 ..............................          2,000,000         2,007,260
Puger Power Consv., 6.45%, 4/11/05 ..............................          1,596,737         1,594,834
SunAmerica, Inc., 8.125%, 4/28/23 ...............................          2,000,000         2,102,140
United Dominion Realty Trust, Inc., 8.50%, 9/15/24 ..............          1,200,000         1,318,056
                                                                                           -----------

     Total Corporate Obligations (Cost $13,439,121) .............                           13,490,514
                                                                                           -----------

U.S. GOVERNMENT AND
INSTRUMENTALITIES - 7.5%
--------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, 6.75%, 5/14/99 ........................          3,000,000         3,014,340
Federal Home Loan Mortgage Corp., 6.80%, 5/14/99 ................          2,000,000         2,009,920
Federal National Mortgage Assn., 5.49%, 10/2/03 .................          1,075,000         1,015,950
Financing Corp., 9.80%, 11/30/17 ................................             50,000            64,808

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 57
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND                                                  PRINCIPAL
INSTRUMENTALITIES  (CONT'D)                                             AMOUNT            VALUE
----------------------------------------------------------------------------------------------------
Financing Corp., 9.80%, 4/6/18...................................      $50,000             $64,964
Resolution Funding Corp., 8.625%, 1/15/21........................    1,000,000           1,202,720
Silver Spring Metro Center, 6.875%, 5/15/13......................       50,000              46,993
Small Business Administration, 8.05%, 6/1/12.....................      786,268             808,473
Small Business Administration, 7.70%, 7/1/16.....................    3,000,000           3,099,450
WNH Ltd. Partnership, 9.40%, 10/1/99.............................      705,000             747,258
                                                                                     ---------------

     Total U.S. Government Agencies and Instrumentalities
     (Cost $11,950,760)..........................................                       12,074,876
                                                                                     ---------------

U.S. TREASURY - 6.0%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.875%, 8/15/25.............................    1,500,000           1,528,785
U.S. Treasury Notes, 5.875%, 11/15/05............................    1,000,000             964,090
U.S. Treasury Notes, 5.625%, 2/15/06.............................    1,000,000             945,770
U.S. Treasury Notes, 7.00%, 7/15/06..............................    6,000,000           6,232,860
                                                                                     ----------------

     Total U.S. Treasury (Cost $9,701,626).......................                        9,671,505
                                                                                     ----------------
OTHER DEBT - 0.6%
-----------------------------------------------------------------------------------------------------
Chicksaw Nation, Oklahoma, 10.00%, 8/1/03........................    1,000,000           1,033,240
South Africa Rep., 9.625%, 12/15/99..............................       15,000              15,956
                                                                                     ----------------

     Total Other Debt (Cost $1,014,785)..........................                        1,049,196
                                                                                     ----------------

          TOTAL INVESTMENTS (Cost $145,820,073) - 99,4%..........                      160,431,990
          Other assets and liabilities, net - 0.6%...............                        1,041,004
                                                                                     ----------------
          NET ASSETS - 100%......................................                     $161,472,994
                                                                                     ================

*   Non-income producing.
** Optional tender features give these securities a shorter effective maturity date.
Explanation of Guarantees:
     LOC: Letter of Credit
Abbreviations:
     VRDN: Variable Rate Demand Notes
See notes to financial statements.

--------------------------------------------------------------------------------
S8 - CRI BALANCED PORTFOLIO                                       ANNUAL REPORT
--------------------------------------------------------------------------------

                              BALANCED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

ASSETS
--------------------------------------------------------------------------------------
Investments in securities, at value................................      $160,431,990
Cash...............................................................           447,742
Receivable for securities sold.....................................           373,591
Interest and dividends receivable..................................         1,098,455
Other assets.......................................................            14,446
                                                                         ------------
     Total assets..................................................       162,366,224
                                                                         ------------

LIABILITIES
-------------------------------------------------------------------------------------
Payable for securities purchased...................................           764,856
Payable to Calvert Asset Management Company, Inc...................           101,314
Accrued expenses and other liabilities.............................            27,060
                                                                         ------------
     Total liabilities.............................................           893,230
                                                                         ------------
          Net assets...............................................      $161,472,994
                                                                         ============

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------
Par value and paid-in capital applicable to 91,045,481
     shares of common stock outstanding: $1 par value,
     92,000,000 shares authorized..................................      $145,095,219
Undistributed net investment income (loss).........................           380,193
Accumulated net realized gains (losses) on investments
     and foreign currencies........................................         1,385,665
Net unrealized appreciation (depreciation) on investments
     and assets and liabilities in foreign currencies..............        14,611,917
                                                                         ------------
          NET ASSETS...............................................      $161,472,994
                                                                         ============

          NET ASSET VALUE PER SHARE................................            $1,774
                                                                         ============

See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 59
--------------------------------------------------------------------------------

                              BALANCED PORTFOLIO
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME
---------------------------------------------------------------------------------
Investment Income
  Interest income....................................................  $3,929,028
  Dividend income (net of foreign taxes of $11,929)...................    767,242
    Total investment income..........................................  ----------
                                                                        4,696,270
                                                                       ----------


Expenses
  Investment advisory fee............................................     963,829
  Directors' fees and expenses.......................................      11,108
  Custodian fees.....................................................      47,112
  Reports to shareholders............................................       6,172
  Professional fees..................................................      57,536
  Miscellaneous......................................................       7,972
                                                                       ----------
     Total expenses..................................................   1,093,729
     Fees paid indirectly............................................     (47,112)
        Net expenses.................................................  ----------
                                                                        1,046,617
                                                                       ----------
           NET INVESTMENT INCOME.....................................   3,649,653
                                                                       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
---------------------------------------------------------------------------------
Net realized gain (loss) on:
  Securities.........................................................   9,074,404
  Foreign currencies.................................................     (16,554)
                                                                       ----------
                                                                        9,057,850
                                                                       ----------

Change in unrealized appreciation or depreciaiton on:
  Securities.........................................................   3,628,653
  Assets and liabilities in foreign currencies.......................          24
                                                                       ----------
                                                                        3,628,677
                                                                       ----------

    NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS...................................................  12,686,527
                                                                       ----------

    INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS........................................ $16,336,180
                                                                      ===========

See notes to financial statements.


--------------------------------------------------------------------------------
60 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------

                              BALANCED PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED           YEAR ENDED
                                                                             DECEMBER 31,           DECEMBER
INCREASE (DECREASE) IN NET ASSETS                                                1996                 1995
--------------------------------------------------------------------------------------------------------------
Operations............................................................
  Net investment income...............................................      $3,649,653             $2,688,213
  Net realized gain (loss)............................................       9,057,850              9,131,406
  Change in unrealized appreciation or depreciation...................       3,628,677             10,212,473
                                                                          -------------          -------------

     INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS........................................      16,336,180             22,032,092
                                                                          -------------          -------------

Distributions to shareholders from
  Net investment income...............................................      (3,502,338)            (2,379,651)
  Net realized gain on investments....................................      (8,620,000)            (7,467,802)
                                                                          -------------          -------------
     Total distributions..............................................     (12,122,338)            (9,847,453)
                                                                          -------------          -------------

Capital share transactions
  Shares sold.........................................................      38,725,037             27,827,854
  Shares issued from merger (Note A)..................................       3,670,827                     --
  Reinvestment of distributions.......................................      12,122,338              9,847,453
  Shares redeemed.....................................................      (7,496,263)            (6,215,413)
                                                                          -------------          -------------
     Total capital share transactions.................................      47,021,939             31,459,894
                                                                          -------------          -------------

TOTAL INCREASE (DECREASE)
IN NET ASSETS.........................................................      51,235,781             43,644,533

NET ASSETS
---------------------------------------------------------------------------------------------------------------
Beginning of year.....................................................     110,237,213             66,592,680
                                                                          -------------          -------------
End of year (including undistributed net investment
     income of $380,193 and $270,941, respectively)...................    $161,472,994           $110,237,213
                                                                          =============          =============

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------
Shares sold...........................................................      21,664,978             16,449,557
Shares issued from merger (Note A)....................................       2,061,104                     --
Reinvestment of distributions.........................................       6,833,336              5,782,412
Shares redeemed.......................................................      (4,241,957)            (3,747,516)
                                                                           ------------           ------------
     Total capital share activity.....................................      26,317,461             18,484,453
                                                                           ============           ============

See notes to financial statements.

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 61
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

GENERAL: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calverr Responsibly Invested (CRI) Portofolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRI Bond Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 2,061,104 shares of the Portfolio (valued at $3,670,827) for the 230,738 shares of CRI Bond Portfolio outstanding at February 23, 1996. CRI Bond Portfolio's net assets at that date, including $1,419 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRI Bond Portfolio immediately before the acquisition were $121,161,865 and $3,670,445, respectively.

SECURITY VALUATION: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

FOREIGN CURRENCY TRANSACTIONS: The Portfolio's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchanges rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic

--------------------------------------------------------------------------------
62 - CRI BALANCED PORTFOLIO                                        ANNUAL REPORT
--------------------------------------------------------------------------------
reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

The Fund designates $6,500,000 as capital gain dividends for taxable year ended December 31, 1996.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

EXPENSE OFFSET ARRANGEMENTS: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

FEDERAL INCOME TAXES: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

NOTE B--RELATED PARTY TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. Effective July, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

Calvert Shareholder Services, Inc. an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $500 for each Board meeting attended plus an annual fee of $2,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served. Effective August 1, 1996, annual fees and meeting fees were increased to $3,000 and $750, respectively.

NOTE C--INVESTMENT ACTIVITY

During the year, purchases and sales of investments, other than short-term securities, were $161,454,850 and $121,803,926, respectively. U.S. government security purchases were $56,865,794 and sales were $37,342,926. Such transactions are exclusive of the effects of the merger of CRI Bond.

The cost of investments owned at December 31, 1996 was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $14,611,917, of which $16,800,589 related to appreciated securities and $2,188,672 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

--------------------------------------------------------------------------------
ANNUAL REPORT                                        CRI BALANCED PORTFOLIO - 63
--------------------------------------------------------------------------------

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
----------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Variable Investment Fund--Quality Bond Portfolio. For its annual reporting period ended December 31, 1996, your Portfolio produced a total return of 3.13% per share, based upon net asset value,* compared to 3.58% for the Merrill Lynch Domestic Master Index (Subindex D010).** Income dividends of $.657 per share were declared during the period, which is equivalent to an annualized distribution rate per share of 5.70%.***

THE ECONOMY

   Over the reporting period, the economy has grown moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year: however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.

   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.

   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.

   Lending optimism to the prospect for continued economic growth was the report from The Conference Board--a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.

   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.

MARKET ENVIRONMENT

   The interest rate environment over the past year was quite volatile. Alternating signs of economic strength and weakness have caused interest rates to rise and fall throughout the year. We began 1996 with ten-year Treasury yields at 5.60%. As fears of economic growth and inflation gripped the market, yields rose to over 7.00% during the summer months. Slowing economic growth and continued benign inflation helped ten-year rates to later dip below 6.10% and finish the year at 6.40%. Despite this interest rate volatility, yield spreads over Treasuries of both corporate and mortgage backed securities narrowed throughout the year through October. In November and December, spreads widened as a large supply of long term bank and insurance debt and commercial mortgage backed debt was underwritten in a short period of time.

THE PORTFOLIO

   The Portfolio has generally been well positioned for this market environment as a more defensive, shorter duration posture was adopted during the rising rate environment early in the year. Additionally, the Portfolio was overweighted in corporates and mortgages up until the end of October. In October and November we sold a large portion of the corporate and agency mortgage positions to prepare for the anticipated large supply of new issues. The Portfolio subsequently benefited from corporate and mortgage backed purchases in November and December as spreads on these securities narrowed late in the year. We have added numerous names in the Bank sector including First Union, Barnett Banks, PNC, Bank of Boston and Bank of New York. Additionally, we have added exposure to commercial mortgage backed securities in the Portfolio . These securities generally offer better prepayment protection than residential mortgage backed securities and wider spreads than comparably rated corporate bonds. The steadily improving commercial real estate market should help benefit these securities.

   Included in this report is a series of detailed statements about your Portfolio's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Portfolio and The Dreyfus Corporation.

                                               Very truly yours,

                                               /s/ Garitt A. Kono

                                               Garitt A. Kono
                                               Portfolio Manager

                                               /s/ Kevin McClintock

                                               Kevin McClintock
                                               Portfolio Manager

January 15, 1997
New York, N.Y.

  * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
 ** The Merrill Lynch Domestic Master Index is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and BBB or higher-rated corporate securities with maturities greater than or equal to one year.
*** Distribution rate per share is based upon dividends per share declared from net investment income during the period, divided by the net asset value per share at the end of the period.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO      DECEMBER 31, 1996
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

*Source: Merrill Lynch, Pierce, Fenner and Smith Inc.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

  One Year Ended               Five Years Ended         From Inception (8/31/90)
December 31, 1996             December 31, 1996          to December 31, 1996
-----------------             -----------------         -----------------------
     3.13%                          8.90%                      9.63%

______________________
Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Quality Bond Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made in the Merrill Lynch Domestic Master Index (Subindex D010) on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Merrill Lynch Domestic Master Index (Subindex D010) is an unmanaged performance benchmark for portfolios that include U.S. Government, mortgage and investment-grade corporate securities rated A and better. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                       DECEMBER 31, 1996

                                                                                         PRINCIPAL
BONDS AND NOTES--114.5%                                                                    AMOUNT        VALUE
-------------------------------------------------------------------------------------   -------------  ------------
                       BANKING--16.8%  BNY Capital I,
                                         Gtd. Capital Securities, Ser.B, 7.97%, 2026   $ 1,000,000     $   986,520
                                       BankBoston Capital Trust II,
                                         Gtd. Capital Securities, 73/4%, 2026.......     1,000,000(a)      964,045
                                       Barnett Capital II,
                                         Gtd. Capital Securities, 7.95%, 2026.......     1,500,000(a)    1,489,523
                                       First Chicago, Sub. Notes:
                                         81/4%, 2002................................        15,000          16,000
                                         67/8%, 2003................................       100,000         100,226
                                       First Tennessee Capital Trust I,
                                         Gtd. Capital Securities, 8.07%, 2027.......     2,000,000       1,978,340
                                       First Union Institutional Capital I,
                                         Gtd. Capital Securities, 8.04%, 2026.......     1,000,000(a)      992,045
                                       NationsBank,
                                         Sub. Notes, 61/2%, 2003....................       175,000         171,860
                                       PNC Institutional Capital Trust A,
                                         Gtd. Capital Securities, Ser.A, 7.95%, 2026     1,000,000(a)    1,000,000
                                       Union Planters Capital Trust A,
                                         Gtd. Capital Trust Pass-through Securities,
                                         8.20%,2026.................................     1,000,000(a)      991,225
                                       Zions Institutional Capital Trust A,
                                         Gtd. Capital Securities, Ser.A, 8.536%, 2026    1,500,000(a)    1,538,790
                                                                                                      ------------
                                                                                                        10,228,574
                                                                                                      ------------

          COMMERCIAL MORTGAGES--23.0%  Asset Securitization,
                                         Commercial Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-MD VI, Cl. A7, 7.488%, 2026..         2,500,000       2,494,531
                                       Chase Commercial Mortgage Securities,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-2, Cl. D, 6.90%, 2006........         2,000,000       1,923,125
                                       DLJ Mortgage Acceptance,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-CF2, Cl.A-3, 7.38%, 2021.....         2,000,000(a)    2,006,250
                                       FDIC REMIC Trust,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-C1, Cl. I-D, 71/4%, 2026.....         2,500,000       2,441,016
                                       GMAC Commercial Mortgage Securities,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1996-C1, Cl. C, 7.43%, 2006.......         2,000,000       2,030,000
                                       Merrill Lynch Mortgage Investors,
                                         Mortgage Pass-Through Ctfs.,
                                         Ser. 1995-C3, Cl. C, 7.369%, 2025......         2,200,000(b)    2,212,375
                                       Resolution Trust,
                                         Commercial Mortgage Pass-Through Ctfs.,
                                         Ser. 1995-C2, Cl. C, 7%, 2027..........           939,810         926,594
                                                                                                      ------------
                                                                                                        14,033,891
                                                                                                      ------------

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1996

                                                                                         PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                AMOUNT         VALUE
--------------------------------------------------------------------------------       -------------  ------------
                        FINANCE--6.5%  Avco Financial Services,
                                         Sr. Notes, 6.35%, 2000.................       $ 1,000,000    $    995,531
                                       Commercial Credit,
                                         Notes, 73/4%, 2005.....................         1,000,000       1,050,948
                                       GMAC,
                                         Notes, 55/8%, 2001.....................         2,000,000       1,928,728
                                                                                                     -------------
                                                                                                         3,975,207
                                                                                                     -------------

                        FOREIGN--1.8%  Kingdom of Sweden,
                                         Bonds, Ser. A, Zero Coupon, 1997.......            60,000          59,207
                                       United Mexican States,
                                         Floating Rate Notes, 7 9/16%, 2001.....         1,000,000(a,b)  1,003,750
                                                                                                     -------------
                                                                                                         1,062,957
                                                                                                     -------------

                     INDUSTRIAL--2.3%  American Brands,
                                         Deb., 85/8%, 2021......................           400,000         452,301
                                       Eastman Kodak,
                                         Deb., 9.95%, 2018......................           400,000         511,068
                                       Ford Motor,
                                         Deb., 87/8%, 2022......................           400,000         462,305
                                                                                                     -------------
                                                                                                         1,425,674
                                                                                                     -------------
                       INSURANCE--.2%  SunAmerica:
                                         Deb., 9.95%, 2012......................            13,000          15,630
                                         Notes, 9%, 1999........................           130,000         136,039
                                                                                                     -------------
                                                                                                           151,669
                                                                                                     -------------

                           OTHER--.1%  City of New York,
                                         General Obligation Bonds, Ser. D, 10%, 2007        25,000          28,750
                                                                                                     -------------
                          PAPER--3.3%  Champion International,
                                         Deb., 7.20%, 2011......................         2,000,000(c)    1,987,130
                                                                                                     -------------
         RESIDENTIAL MORTGAGES--3.3%   The Money Store Trust,
                                         Asset-Backed Ctfs.,
                                         Ser.1996-D, Cl.A-16, 7.11%, 2028.......         2,000,000       2,000,265
                                                                                                     -------------
                      TELEPHONE--4.9%  BellSouth Capital Funding,
                                         Deb., 6.04%, 2001......................         2,000,000(d)    1,990,696
                                       Wisconsin Bell,
                                         Deb., 6.35%, 2006......................         1,000,000(e)      984,801
                                                                                                     -------------
                                                                                                         2,975,497
                                                                                                     -------------

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1996

                                                                                         PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                               AMOUNT         VALUE
------------------------------------------------------------------------------------   -------------  ------------
 U.S. GOVERNMENT AND AGENCIES--23.5%   FICO Coupon Strips,
                                         Ser. 1, Zero Coupon, 5/11/2000.........         $  95,000        $ 77,352
                                       Federal National Mortgage Association,
                                         7.13%, 1/1/2012........................         2,500,000(b)    2,500,000
                                       Government National Mortgage Association I:
                                         61/2%, 4/15/2026-5/15/2026.............         3,001,130       2,863,258
                                       Government National Mortgage Association II:
                                         5%, 2/20/2027..........................         1,500,000(f)    1,461,555
                                         51/2%, 10/20/2026......................         7,500,000(f)    7,425,930
                                                                                                     -------------
                                                                                                        14,328,095
                                                                                                     -------------

               U.S. GOVERNMENT--28.8%  U.S. Treasury Notes:
                                         61/4%, 10/31/2001......................           150,000         150,188
                                         61/8%, 12/31/2001......................        13,000,000      12,953,282
                                         57/8%, 11/15/2005......................         3,000,000       2,894,531
                                         7%, 7/15/2006..........................         1,500,000       1,558,828
                                                                                                     -------------
                                                                                                        17,556,829
                                                                                                     -------------
                                       TOTAL BONDS AND NOTES
                                         (cost $69,786,938).....................                      $ 69,754,538
                                                                                                     =============

SHORT-TERM INVESTMENTS--2.8%
-----------------------------------------------------------------------------
               AGENCY DISCOUNT NOTE;   Federal Home Loan Mortgage Corp.,
                                         61/2%, 1/2/1997
                                         (cost $1,735,687)......................      $  1,736,000    $  1,735,687
                                                                                                     =============

TOTAL INVESTMENTS (cost $71,522,625)............................................             117.3%   $ 71,490,225
                                                                                           =======   =============

LIABILITIES, LESS CASH AND RECEIVABLES..........................................             (17.3%)  $(10,554,203)
                                                                                           =======   =============

NET ASSETS......................................................................             100.0%   $ 60,936,022
                                                                                           =======   =============

NOTES TO STATEMENT OF INVESTMENTS:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $9,985,628 or 16.4% of net assets.
(b) Variable  rate security - interest rate subject to periodic change.
(c) Reflects date security can be redeemed at holders' option; the stated maturity is 11/1/2026.
(d) Reflects date security can be redeemed at holders' option; the stated maturity is 11/15/2026.
(e) Reflects date security can be redeemed at holders' option; the stated maturity is 12/1/2026.
(f) Purchased on a forward commitment basis.


                       See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                       DECEMBER 31, 1996

                                                                                            COST                 VALUE
                                                                                        -----------           -----------
ASSETS:                       Investments in securities--See Statement of Investments   $71,522,625           $71,490,225
                              Cash.............................................                                 2,023,023
                              Interest receivable..............................                                   460,012
                              Receivable for investment securities sold........                                20,447,184
                              Prepaid expenses and other assets................                                     5,637
                                                                                                              ------------
                                                                                                               94,426,081
                                                                                                              ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    35,578
                              Payable for investment securities purchased......                                33,366,477
                              Payable for shares of Beneficial Interest redeemed                                   59,514
                              Accrued expenses.................................                                    28,490
                                                                                                              ------------
                                                                                                               33,490,059
                                                                                                              ------------

NET ASSETS.....................................................................                               $60,936,022
                                                                                                              ============

REPRESENTED BY:               Paid-in capital..................................                               $60,532,072
                              Accumulated net realized gain (loss) on investments                                 436,350
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 5..........................                                  (32,400)
                                                                                                              ------------

NET ASSETS.....................................................................                               $60,936,022
                                                                                                              ============


SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                5,299,446


NET ASSET VALUE, offering and redemption price per share.......................                                   $11.50
                                                                                                                  =======

                       See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME

INCOME                        Interest Income...................................                                $3,374,276

EXPENSES:                     Investment advisory fee--Note 4(a)................          $   330,181
                              Auditing fees.....................................               27,880
                              Prospectus and shareholders' reports..............               12,646
                              Custodian fees--Note 4(a).........................               10,533
                              Registration fees.................................                7,418
                              Legal fees........................................                3,657
                              Trustees' fees and expenses--Note 4(b)............                1,840
                              Shareholder servicing costs.......................                  278
                              Miscellaneous.....................................                5,356
                                                                                          -----------
                                   TOTAL EXPENSES...............................                                   399,789
                                                                                                                ----------

INVESTMENT INCOME--NET..........................................................                                 2,974,487


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:

                              Net realized gain (loss) on investments ..........          $   296,597
                              Net unrealized appreciation (depreciation)
                                on investments..................................           (1,282,927)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                  (986,330)
                                                                                                                ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                                $1,988,157
                                                                                                                ==========

                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED       YEAR ENDED
                                                                                         DECEMBER 31, 1996  DECEMBER 31, 1995
                                                                                         -----------------  -----------------
OPERATIONS:
  Investment income--net.......................................................            $  2,974,487       $  1,394,941
  Net realized gain (loss) on investments......................................                 296,597            628,024
  Net unrealized appreciation (depreciation) on investments....................              (1,282,927)         2,002,134
                                                                                           --------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........               1,988,157          4,025,099
                                                                                           --------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................              (2,977,385)        (1,396,840)
  Net realized gain on investments.............................................                   --              (387,055)
                                                                                           --------------     -------------
      TOTAL DIVIDENDS..........................................................              (2,977,385)        (1,783,895)
                                                                                           --------------     -------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold................................................              31,824,343         25,461,134
  Dividends reinvested.........................................................               2,977,385          1,783,895
  Cost of shares redeemed......................................................             (10,323,319)        (5,283,531)
                                                                                           --------------     -------------
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..              24,478,409         21,961,498
                                                                                           --------------     -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS................................              23,489,181         24,202,702

NET ASSETS:
  Beginning of Period..........................................................              37,446,841         13,244,139
                                                                                           --------------     -------------
  End of Period................................................................            $ 60,936,022       $ 37,446,841
                                                                                           ==============     =============
Undistributed investment income--net...........................................                   --          $      2,898
                                                                                           --------------     -------------


                                                                                               SHARES            SHARES
                                                                                           --------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..................................................................               2,770,727          2,224,658
  Shares issued for dividends reinvested.......................................                 260,715            155,421
  Shares redeemed..............................................................                (902,643)          (466,867)
                                                                                           --------------     -------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING............................               2,128,799          1,913,212
                                                                                           ==============     =============

                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 1996


INVESTMENT INCOME

INCOME                        Interest Income....................................                               $3,374,276

EXPENSES:                     Investment advisory fee--Note 4(a).................         $   330,181
                              Auditing fees......................................              27,880
                              Prospectus and shareholders' reports...............              12,646
                              Custodian fees--Note 4(a)..........................              10,533
                              Registration fees..................................               7,418
                              Legal fees.........................................               3,657
                              Trustees' fees and expenses--Note 4(b).............               1,840
                              Shareholder servicing costs........................                 278
                              Miscellaneous......................................               5,356
                                                                                          -----------
                                   TOTAL EXPENSES................................                                  399,789
                                                                                                                ----------

INVESTMENT INCOME--NET...........................................................                                2,974,487


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:

                              Net realized gain (loss) on investments ...........         $   296,597
                              Net unrealized appreciation (depreciation)
                                on investments...................................          (1,282,927)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...........................                                 (986,330)
                                                                                                                ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                               $1,988,157
                                                                                                                ==========

                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED       YEAR ENDED
                                                                                         DECEMBER 31, 1996  DECEMBER 31, 1995
                                                                                         -----------------  -----------------
OPERATIONS:
  Investment income--net.......................................................            $  2,974,487       $  1,394,941
  Net realized gain (loss) on investments......................................                 296,597            628,024
  Net unrealized appreciation (depreciation) on investments....................              (1,282,927)         2,002,134
                                                                                           --------------     -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........               1,988,157          4,025,099
                                                                                           --------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................              (2,977,385)        (1,396,840)
  Net realized gain on investments.............................................                   --              (387,055)
                                                                                           --------------     -------------
      TOTAL DIVIDENDS..........................................................              (2,977,385)        (1,783,895)
                                                                                           --------------     -------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold................................................              31,824,343         25,461,134
  Dividends reinvested.........................................................               2,977,385          1,783,895
  Cost of shares redeemed......................................................             (10,323,319)        (5,283,531)
                                                                                           --------------     -------------
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS..              24,478,409         21,961,498
                                                                                           --------------     -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS................................              23,489,181         24,202,702

NET ASSETS:
  Beginning of Period..........................................................              37,446,841         13,244,139
                                                                                           --------------     -------------
  End of Period................................................................            $ 60,936,022       $ 37,446,841
                                                                                           ==============     =============
Undistributed investment income--net...........................................                   --          $      2,898
                                                                                           --------------     -------------

                                                                                                SHARES           SHARES
                                                                                           --------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..................................................................               2,770,727          2,224,658
  Shares issued for dividends reinvested.......................................                 260,715            155,421
  Shares redeemed..............................................................                (902,643)          (466,867)
                                                                                           --------------     -------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING............................               2,128,799          1,913,212
                                                                                           ==============     =============

                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                              Year Ended December 31,
                                                               ----------------------------------------------------
PER SHARE DATA:                                                  1996       1995       1994        1993       1992
                                                               -------     ------     ------      ------     ------
   Net asset value, beginning of period...............         $11.81      $10.53     $11.81      $10.94     $10.67
                                                               -------     ------     ------      ------     ------
   INVESTMENT OPERATIONS:
   Investment income--net.............................            .66         .68        .73         .76        .92
   Net realized and unrealized gain (loss)
      on investments..................................           (.31)       1.42      (1.27)        .88        .30
                                                               -------     ------     ------      ------     ------
   TOTAL FROM INVESTMENT OPERATIONS...................            .35        2.10       (.54)       1.64       1.22
                                                               -------     ------     ------      ------     ------
   DISTRIBUTIONS:
   Dividends from investment income--net..............           (.66)       (.69)      (.73)       (.76)      (.92)
   Dividends from net realized gain on investments....            --         (.13)      (.01)       (.01)      (.03)
                                                               -------     ------     ------      ------     ------
   TOTAL DISTRIBUTIONS................................           (.66)       (.82)      (.74)       (.77)      (.95)
                                                               -------     ------     ------      ------     ------
   Net asset value, end of period.....................         $11.50      $11.81     $10.53      $11.81     $10.94
                                                               =======     ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................           3.13%      20.42%     (4.59%)     15.33%     12.09%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............            .79%        .81%       --          --         --
   Ratio of net investment income
      to average net assets...........................           5.86%       6.13%      7.03%       6.51%      8.54%
   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation..             --         .04%      1.20%       3.51%      5.33%
   Portfolio Turnover Rate............................         258.36%     263.53%     64.80%     110.62%      9.39%
   Net Assets, end of period (000's Omitted)..........        $60,936     $37,447    $13,244      $4,706       $405

                       See notes to financial statments.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Quality Bond Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.

   The Fund currently functions as the funding vehicle for the Dreyfus Series 2000 Variable Annuity Contract (the "Account") issued by Mutual Benefit Life Insurance Company ("Mutual Benefit Life"). On July 16, 1991, the Superior Court of New Jersey entered an Order (the "Order") appointing the New Jersey Insurance Commissioner as Rehabilitator of Mutual Benefit Life. The Commissioner was granted immediate exclusive possession and control of, and title to, the business and assets of Mutual Benefit Life, including the assets and liabilities of the Account.

   The Commissioner was empowered by the Order to take such steps as he deemed appropriate toward removing the cause and conditions that made rehabilitation necessary. On January 15, 1993, the Commissioner filed the First Amended Plan of Rehabilitation ("Plan") with the Court. The Plan stipulated that the assets and liabilities of the Account would be transferred to a separate account of MBL Life Assurance Corporation ("MBLLAC"), a wholly-owned subsidiary of Mutual Benefit Life. The Plan also provided for the transfer of the ownership of the stock of MBLLAC to a Trust. The Commissioner was designated as the sole Trustee of the Trust. On August 12, 1993, the Court rendered an opinion approving the Plan with certain modifications. Two subsequent amendments to the Plan were filed and approved by the Court. None of the modifications or amendments affected the status of the Account. On November 10, 1993, the Court issued an Order of Confirmation permitting the implementation of the Plan.

   An order was also issued by the Court on January 28, 1994, approving the form of the Third Amended Plan of Rehabilitation, the Election Materials and related documents. On April 29, 1994, the Plan was implemented. Substantially all of the assets of Mutual Benefit Life were transferred to MBLLAC which assumed and reinsured Mutual Benefit Life's restructured insurance liabilities. The stock of MBLLAC was assigned to the Stock Trust and the Commissioner was designated as Trustee.

   In view of the terms and conditions of both the Order and the Plan, applications for new contracts and additional purchase payments under existing contracts are currently not being accepted by the Account. The terms of the Order and the Plan permit redemptions from the Account to continue as requested.

   The proceedings of the New Jersey Insurance Commissioner with respect to Mutual Benefit Life or the Account do not apply to the separate accounts of other life insurance companies that may use the Fund as a funding vehicle for contracts or policies issued by them.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

   (a) PORTFOLIO VALUATION: Investments (excluding short-term investments and U.S. Government obligations) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolios' securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations are valued at the mean between quoted bid and asked prices. Short-term investments are carried at amortized cost, which approximates value.

   (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (d) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--BANK LINE OF CREDIT:

   The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.

NOTE 4--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc. a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Series. During the period ended December 31, 1996, $7,153 was charged by Mellon pursuant to the custody agreement.

   (b) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--SECURITIES TRANSACTIONS:

   The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $154,250,397 and $112,057,929, respectively.

   At December 31, 1996, accumulated net unrealized depreciation on investments was $32,400, consisting of $418,384 gross unrealized appreciation and $450,784 gross unrealized depreciation.

   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Quality Bond Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Quality Bond Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  /s/Ernst & Young LLP


New York, New York
January 29, 1997

[Dreyfus lion "d" logo]

DREYFUS VARIABLE INVESTMENT FUND,
QUALITY BOND PORTFOLIO
200 Park Avenue
New York, NY 10166

INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

[Dreyfus logo]

DREYFUS VARIABLE
INVESTMENT FUND,
QUALITY BOND
PORTFOLIO
ANNUAL REPORT

December 31, 1996

[Photo of Dreyfus]

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to provide you with this report on Dreyfus Variable Investment Fund - Growth and Income Portfolio. For the year ended December 31, 1996, the total return for your Portfolio was 20.75%, based on net asset value.* This compares with a total return of 22.95% for the Standard and Poor's 500 Composite Stock Price Index (the S&P 500).** From inception on May 2, 1994 to December 31, 1996, the total return for the Portfolio was 93.11%, and the average annual total return was 27.97%.*** Such a rise in the slightly more than two and a half years of the existence of the Portfolio is well above the historical average of returns in the equity market and we believe that it is unlikely to be repeated.

    Since inception on May 2, 1994, the assets of the Portfolio have grown to $225.9 million as of December 31, 1996. With a mix of different sized companies included in the Portfolio, the average market capitalization of companies held in the Portfolio is less than the average of companies in the Standard and Poor's 500 Composite Stock Price Index.

    During the fiscal year, our approach was to mix together some securities for growth and others for income. We have also included a mix of large capitalization stocks, mid-capitalization stocks and small capitalization stocks.

    This mix of investments is illustrated by the largest common stock holdings in the Portfolio. Gannett is a major newspaper company, owning such properties as the newspaper "USA Today." UGI is a gas utility which also has an important investment in a propane company. Columbia/HCA Healthcare is the largest hospital company in the U.S. Merry Land & Investment is an apartment real estate investment trust. Nabisco Holdings, Cl. A is a major consumer products company. Viacom, Cl. B and Time Warner are large media companies whose stocks have been laggards in the market. International Game Technology provides equipment to the gaming industry worldwide. Computer Sciences provides computer management and outsourcing to many of the largest corporations in the U.S. and overseas. OfficeMax is a nationwide office supplies superstore company.

    We believe that many of the securities currently held in the Portfolio have not yet fully participated in the powerful gains which have been realized in the stock market in the last few years. These positions contributed to the Portfolio's slight underperformance of its benchmark index. Some of them fit into the category of valuable business franchises which, we believe, are somewhat out of favor because of near-term disappointments.

    We use a mixture of convertible securities, real estate investment trusts and utilities as a means of satisfying the income portion of the Portfolio's joint objectives of growth and income. Both the utility indexes and the convertible securities indexes lagged the return on the Standard and Poor's Composite 500 Stock Price Index in 1996, a year in which bond prices lagged behind stock prices, and therefore also contributed to the Portfolio's slight underperformance of that index. The Portfolio includes investments in the convertible securities of Thermo Electron, Airtouch Communications and Home Depot, among others.

    Several long-term positive forces have provided a supportive background for the financial markets over the last several years. First, the trend of inflation has remained generally favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable and many U.S. companies are quite competitive with their foreign competitors.

    We continue to believe that the period of strongest earnings growth in the U.S. economy is behind us. Corporate cost cutting is very far advanced in many companies as are the benefits of refinancing high cost debt. We believe that strong profit growth may become increasingly scarce over the next year.

    We appreciate the willingness of our shareholders to invest in the Growth and Income Portfolio of Dreyfus Variable Investment Fund. We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Portfolio declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.
                                   Very truly yours,

                                   /s/ Richard B. Hoey

                                   Richard B. Hoey
                                   Portfolio Manager
January 20, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of stock market performance.

*** Fund's share price and investment return fluctuate so you may receive more or less than your original cost upon redemption. Past performance is no guarantee of future results.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO DECEMBER 31, 1996
-------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO AND THE STANDARD & POOR'S 500
                          COMPOSITE STOCK PRICE INDEX

                                                         $19,311
                                                         Dreyfus Variable
                                                         Investment Fund, Growth
                                                         and Income Portfolio
Dollars    [GRAPH APPEARS HERE]                          $17,580
                                                         Standard & Poor's 500
                                                         Composite Stock Price
                                                         Index*


*Source: Lipper Analytical Services, Inc.



AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

               One Year Ended                       From Inception (5/2/94)
              December 31, 1996                       to December 31, 1996
              -----------------                       --------------------
                    20.75%                                    27.97%

___________
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, Growth and Income Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/2/94. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                       DECEMBER 31, 1996

COMMON STOCKS-71.4%                                                                         SHARES                VALUE
------------------------------------------------------------------------------------   ----------------     ----------------
   BASIC AND PROCESS
          INDUSTRIES-1.3%     duPont (El) deNemours........................                      30,000     $      2,831,250
                                                                                                            ----------------
       CAPITAL GOODS-5.4%     Boeing.......................................                      20,000            2,127,500
                              Deere & Co...................................                      75,000            3,046,875
                              Thermo Instrument Systems....................                     100,000 (a)        3,312,500
                              Thiokol......................................                      80,000            3,580,000
                                                                                                            ----------------
                                                                                                                  12,066,875
                                                                                                            ----------------
           CONSUMER-10.0%     ADT Limited..................................                      75,000 (a)        1,715,625
                              Dal-Tile.....................................                      71,000 (a)        1,446,625
                              Ford Motor...................................                     100,000            3,187,500
                              Nabisco Holdings, Cl. A......................                     150,000            5,831,250
                              OfficeMax....................................                     500,000 (a)        5,312,500
                              Sunglass Hut.................................                     685,000 (a)        4,966,250
                                                                                                            ----------------
                                                                                                                  22,459,750
                                                                                                            ----------------
              ENERGY-7.8%     Amerada Hess.................................                      50,000            2,893,750
                              Louisiana Land & Exploration.................                      90,000            4,826,250
                              Occidental Petroleum.........................                     100,000            2,337,500
                              UGI..........................................                     300,000            6,712,500
                              Western Gas Resources........................                      44,400              854,700
                                                                                                            ----------------
                                                                                                                  17,624,700
                                                                                                            ----------------
           FINANCIAL-2.5%     ADVANTA, Cl. B...............................                      40,000            1,635,000
                              Federal National Mortgage Association........                      50,000            1,862,500
                              Great Western Financial......................                      75,000            2,175,000
                                                                                                            ----------------
                                                                                                                   5,672,500
                                                                                                            ----------------
         HEALTH CARE-5.7%     ALPHARMA, Cl. A..............................                     210,000            2,992,500
                              Algos Pharmaceutical.........................                     185,000 (a)        2,081,250
                              Columbia/HCA Healthcare......................                     160,000            6,520,000
                              Fuisz Technologies...........................                      30,000 (a)          236,250
                              ONCOR........................................                     250,000 (a)          984,375
                                                                                                            ----------------
                                                                                                                  12,814,375
                                                                                                            ----------------
            INSURANCE-.5%     CapMAC Holdings..............................                      35,500            1,175,938
                                                                                                            ----------------
MEDIA/ENTERTAINMENT-14.3%     Comcast, Cl. A...............................                     250,000            4,453,125
                              Gannett......................................                     100,000            7,487,500
                              Groupe AB, A.D.S.............................                     250,000 (a)        3,593,750
                              International Game Technology................                     300,000            5,475,000
                              Time Warner..................................                     150,000            5,625,000
                              Viacom, Cl. B................................                     165,000 (a)        5,754,375
                                                                                                            ----------------
                                                                                                                  32,388,750
                                                                                                            ----------------
   MINING AND METALS-2.7%     Barrick Gold.................................                     100,000            2,875,000
                              Brascan......................................                     150,000            3,318,750
                                                                                                            ----------------
                                                                                                                   6,193,750
                                                                                                            ----------------
         REAL ESTATE-6.2%     Arden Realty.................................                     100,000            2,775,000
                              Franchise Finance Corporation of America                          175,000            4,834,375

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1996

COMMON STOCKS (CONTINUED)                                                                   SHARES                VALUE
---------------------------------------------------------------------------            ----------------     ----------------
  REAL ESTATE (CONTINUED)    Merry Land & Investment.......................                     300,000     $      6,450,000
                                                                                                            ----------------
                                                                                                                  14,059,375
                                                                                                            ----------------
          TECHNOLOGY-8.8%    Atmel.........................................                      75,000 (a)        2,484,375
                             Computer Sciences.............................                      65,000 (a)        5,338,125
                             Electronic Data Systems.......................                     100,000            4,325,000
                             First Data....................................                      60,000            2,190,000
                             Informix......................................                     150,000 (a)        3,056,250
                             LSI Logic.....................................                      50,000 (a)        1,337,500
                             Vanstar.......................................                      50,000 (a)        1,225,000
                                                                                                            ----------------
                                                                                                                  19,956,250
                                                                                                            ----------------
  TELECOMMUNICATIONS-4.4%   GTE...........................................                       75,000            3,412,500
                            SBC Communications............................                       75,000            3,881,250
                            Viatel........................................                      300,000 (a)        2,700,000
                                                                                                            ----------------
                                                                                                                   9,993,750
                                                                                                            ----------------
           UTILITIES-1.8%   Texas Utilities...............................                      100,000            4,075,000
                                                                                                            ----------------
                            TOTAL COMMON STOCKS
                             (cost $159,081,757)..........................                                  $    161,312,263
                                                                                                            ================
CONVERTIBLE PREFERRED STOCKS-4.7%
--------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT-1.1%   Station Casinos, 7%...........................                       50,000     $      2,393,750
                                                                                                            ----------------
  TELECOMMUNICATIONS-3.6%   AirTouch Communications, Ser. C, 4.25%........                      110,000            4,977,500
                            MFS Communications, 8%........................                       35,000            3,193,750
                                                                                                            ----------------
                                                                                                                   8,171,250
                                                                                                            ----------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                             (cost $9,889,281)............................                                  $     10,565,000
                                                                                                            ================
PREFERRED STOCKS-1.2%
--------------------------------------------------------------------------
     MEDIA/ENTERTAINMENT;   News Corp, A.D.S., Cum., $.40
                             (cost $3,025,373)............................                      150,000     $      2,643,750
                                                                                                            ================
                                                                                           PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS-9.4%                                                    AMOUNT
--------------------------------------------------------------------------             ----------------
            CONSUMER-5.3%   Home Depot, Sub. Notes,
                             3.25%, 10/1/2001.............................             $      5,000,000     $      4,893,750
                            Omnicom Group, Sub. Deb.,
                             4.25%, 1/3/2007..............................                    1,800,000 (b)        1,836,000
                            Pep Boys, Sub. Notes,
                             Zero Coupon, 9/20/2011.......................                    4,000,000            2,090,000
                            Staples, Sub. Deb.,
                             4.50%, 10/1/2000.............................                    3,000,000 (b)        3,105,000
                                                                                                            ----------------
                                                                                                                  11,924,750
                                                                                                            ----------------
          HEALTH CARE-.6%   Complete Management, Sub. Deb.,
                             8%, 8/15/2003................................                    1,300,000            1,369,875
                                                                                                            ----------------

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1996

                                                                                           PRINCIPAL
CONVERTIBLE CORPORATE NOTES & BONDS (CONTINUED)                                             AMOUNT                VALUE
--------------------------------------------------------------------------             ----------------     ----------------
            INSURANCE-.9%   Penn Treaty American, Sub. Notes,
                             6.25%, 12/3/2003.............................             $      2,000,000 (b) $      2,140,000
                                                                                                            ----------------
          TECHNOLOGY-2.6%   Thermo Electron, Euro Sub. Deb.,
                             4.25%, 1/1/2003..............................                    5,000,000 (b)        5,900,000
                                                                                                            ----------------
                            TOTAL CONVERTIBLE CORPORATE NOTES & BONDS
                             (cost $21,441,811)...........................                                  $     21,334,625
                                                                                                            ================
U.S. TREASURY NOTES-3.1%
                            5.625%, 11/30/1998
                             (cost $6,977,162)............................             $      7,000,000     $      6,969,922
                                                                                                            ================
SHORT-TERM INVESTMENTS-10.4%
    U.S. TREASURY BILLS:    5.36%, 1/16/1997..............................             $        213,000     $        212,561
                            5.13%, 2/20/1997..............................                      738,000              732,923
                            5.03%, 2/27/1997..............................                      245,000              243,079
                            4.98%, 3/6/1997...............................                   19,530,000           19,357,745
                            5.30%, 3/13/1997..............................                    3,038,000            3,008,258
                                                                                                            ----------------
                            TOTAL SHORT -TERM INVESTMENTS
                             (cost $23,557,186)...........................                                  $     23,554,566
                                                                                                            ================
TOTAL INVESTMENTS (cost $223,972,570).....................................                       100.2%     $    226,380,126
                                                                                                ========    ================
LIABILITIES, LESS CASH AND RECEIVABLES....................................                         (.2%)    $       (445,156)
                                                                                                ========    ================
NET ASSETS................................................................                       100.0%     $    225,934,970
                                                                                                ========    ================

NOTES TO STATEMENT OF INVESTMENTS:

(a)  Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $12,981,000 or approximately 5.7% of net assets.




                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1996

                                                                                         COST               VALUE
                                                                                     --------------    --------------
ASSETS:               Investments in securities-See Statement of Investments.....    $  223,972,570    $  226,380,126
                      Receivable for investment securities sold..................                           9,953,436
                      Dividends and interest receivable..........................                             686,771
                      Prepaid expenses...........................................                                 163
                                                                                                       --------------
                                                                                                          237,020,496
                                                                                                       --------------
LIABILITIES:          Due to The Dreyfus Corporation and affiliates..............                             147,717
                      Cash overdraft due to Custodian............................                           1,050,880
                      Payable for investment securities purchased................                           9,824,406
                      Accrued expenses...........................................                              62,523
                                                                                                       --------------
                                                                                                           11,085,526
                                                                                                       --------------
NET ASSETS.......................................................................                      $  225,934,970
                                                                                                       ==============
REPRESENTED BY:       Paid-in capital............................................                      $  221,552,145
                      Accumulated undistributed investment income-net............                             181,456
                      Accumulated net realized gain (loss) on investments........                           1,793,813
                      Accumulated net unrealized appreciation (depreciation)
                        on investments-Note 5....................................                           2,407,556
                                                                                                       --------------
NET ASSETS.......................................................................                      $  225,934,970
                                                                                                       ==============
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)...                          11,556,263

NET ASSET VALUE, offering and redemption price per share.........................                              $19.55
                                                                                                               ======


                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME

INCOME:               Cash dividends (net of $11,596 foreign taxes
                          withheld at source)....................................    $  2,438,905
                      Interest...................................................       1,796,050
                                                                                     ------------
                          Total Income...........................................                      $  4,234,955
EXPENSES:             Investment advisory fee-Note 4(a)..........................       1,135,998
                      Registration fees..........................................          47,541
                      Professional fees..........................................          40,562
                      Custodian fees-Note 4(a)...................................          21,875
                      Prospectus and shareholders' reports.......................           5,741
                      Trustees' fees and expenses-Note 4(b)......................           5,433
                      Shareholder servicing costs................................           1,730
                      Miscellaneous..............................................           2,019
                                                                                     ------------
                          Total Expenses.........................................                         1,260,899
                                                                                                       ------------

INVESTMENT INCOME-NET............................................................                         2,974,056
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                      Net realized gain (loss) on investments....................    $ 22,639,509
                      Net unrealized appreciation (depreciation) on investments..      (2,605,907)
                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...........................                        20,033,602
                                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                      $ 23,007,658
                                                                                                       ============




                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          Year Ended             Year Ended
                                                                                       December 31, 1996      December 31, 1995
                                                                                       -----------------      -----------------
OPERATIONS:
  Investment income-net...........................................................       $   2,974,056          $    572,821
  Net realized gain (loss) on investments.........................................          22,639,509             4,082,523
  Net unrealized appreciation (depreciation) on investments.......................          (2,605,907)            5,056,480
                                                                                       ---------------        --------------
    Net Increase (Decrease) in Net Assets Resulting from Operations...............          23,007,658             9,711,824
                                                                                       ---------------        --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...........................................................          (2,817,457)             (548,022)
  Net realized gain on investments................................................         (22,301,456)           (2,627,285)
                                                                                       ---------------        --------------
    Total Dividends...............................................................         (25,118,913)           (3,175,307)
                                                                                       ---------------        --------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...................................................         142,396,273            71,235,254
  Dividends reinvested............................................................          25,118,913             3,175,307
  Cost of shares redeemed.........................................................         (10,630,121)          (10,825,812)
                                                                                       ---------------        --------------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions.......         156,885,065            63,584,749
      Total Increase (Decrease) in Net Assets.....................................         154,773,810            70,121,266
NET ASSETS:
  Beginning of Period.............................................................          71,161,160             1,039,894
                                                                                       ---------------        --------------
  End of Period...................................................................       $ 225,934,970          $ 71,161,160
                                                                                       ===============        ==============
UNDISTRIBUTED INVESTMENT INCOME-NET...............................................       $     181,456          $     24,857
                                                                                       ---------------        --------------
                                                                                            Shares                 Shares
                                                                                        ---------------        --------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.....................................................................           6,920,188             4,269,435
  Shares issued for dividends reinvested..........................................           1,271,395               179,268
  Shares redeemed.................................................................            (518,058)             (652,787)
                                                                                       ---------------        --------------
    Net Increase (Decrease) in Shares Outstanding.................................           7,673,525             3,795,916
                                                                                       ===============        ==============



                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.

                                                                                             Year Ended December 31,
                                                                                       ------------------------------------
PER SHARE DATA:                                                                         1996            1995        1994(1)
                                                                                       ------          ------       -------
    Net asset value, beginning of period..................................             $18.33          $11.98       $12.50
                                                                                       ------          ------       ------
    INVESTMENT OPERATIONS:
    Investment income-net.................................................                .36             .28          .28
    Net realized and unrealized gain (loss)
      on investments......................................................               3.43            7.07         (.43)
                                                                                       ------          ------       ------
    TOTAL FROM INVESTMENT OPERATIONS......................................               3.79            7.35         (.15)
                                                                                       ------          ------       ------
    DISTRIBUTIONS:
    Dividends from investment income-net..................................               (.35)           (.27)        (.28)
    Dividends from net realized gain on investments.......................              (2.22)           (.73)        (.09)
                                                                                       ------          ------       ------
    TOTAL DISTRIBUTIONS...................................................              (2.57)          (1.00)        (.37)
                                                                                       ------          ------       ------
    Net asset value, end of period........................................             $19.55          $18.33       $11.98
                                                                                       ======          ======       ======
TOTAL INVESTMENT RETURN...................................................              20.75%          61.89%       (1.22%)(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................                .83%            .92%         .22%(2)
    Ratio of net investment income
      to average net assets...............................................               1.96%           2.21%        2.25%(2)
    Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation......................                 --              .03%       1.28%(2)
    Portfolio Turnover Rate...............................................             237.44%          255.42%     237.09%(2)
    Average commission rate paid (3)......................................             $.1904               --          --
    Net Assets, end of period (000's Omitted).............................           $225,935          $71,161      $1,040

______________
(1) From May 2, 1994 (commencement of operations) to December 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.






                      See notes to financial statements.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-GENERAL:

    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company, currently offering eleven series, including the Growth and Income Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.

    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. The Series declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3-BANK LINE OF CREDIT:

    The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.

NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

    Effective May 10, 1996, the Series entered into a custody agreement with Mellon to provide custodial services for the Series. During the period ended December 31, 1996, $14,193 was charged by Mellon pursuant to the custody agreement.

    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $424,524,602 and $307,781,021, respectively.

    At December 31, 1996, accumulated net unrealized appreciation on investments was $2,407,556, consisting of $10,461,470 gross unrealized appreciation and $8,053,914 gross unrealized depreciation.

    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Growth and Income Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Growth and Income Portfolio at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                    /s/ Ernst & Young LLP
New York, New York
January 29, 1997

(Dreyfus lion "d" logo)

DREYFUS VARIABLE INVESTMENT FUND,
GROWTH AND INCOME PORTFOLIO
200 Park Avenue
New York, NY 10166

INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

[Dreyfus Logo]

VARIABLE
INVESTMENT FUND,
GROWTH AND INCOME
PORTFOLIO
ANNUAL REPORT

DECEMBER 31, 1996

[Photo of Dreyfus]

DECEMBER 31, 1996

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

Dear Shareholder:

    We are pleased to report that the Dreyfus Socially Responsible Growth Fund, Inc. achieved a total return of 21.23%, based on net asset value, for the fiscal year ended December 31, 1996* compared to an increase of 22.95% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"),** indicating competitive performance relative to the market. The positive results can be attributed to three basic factors: 1) stock selection, 2) focus on several strong sectors: technology, consumer staples and financials and 3) avoidance of lower quality companies with potential earnings disappointments.

ECONOMIC REVIEW

    The much-heralded "Goldilocks" phase of the U.S. economy - not too hot and not too cold - may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would in our opinion help allay inflation fears and sustain another year of economic growth.

    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still generally tended to surprise on the upside and, we believe, should maintain steady growth in 1997.

    Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. But with oil prices rising now for a year, their ability to raise the overall price level may become worrisome at some point, especially if the Fed finds them significant.

    We believe the economy has reverted to a period of modest growth above the long-term average. Key issues are whether faster growth will fuel higher inflation and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.

MARKET OVERVIEW

    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. By the end of the year, the S&P had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%.*** The road leading to those impressive year-end gains was not a smooth one, however.

    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year - low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By midyear, satisfaction with the economy turned into fear that economic growth might be overdone.

    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.

    As Summer turned into Fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-Fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.

    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While, at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.

    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer non-durables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.

PORTFOLIO FOCUS

    The Fund's rewarding stock selection can be seen from a brief overview of several of the names that led the way for the year including BMC Software, 3Com, Computer Associates, EMC, Colgate Palmolive, Gillette, CPC International, Citicorp, Greentree Acceptance Corp. Financial, SunAmercia, Bank of Boston and Allstate. Each of these names exhibited superior earnings revisions during the previous six months and because of their earnings stability were rewarded by investors who remained skittish about the strength of the economy.

    The sector overweighting decisions contributed nicely to performance as the Fund was weighted heavily in three strong areas. Technology regained investor attention after a dismal performance in the second quarter as many came to the conclusion that a slowdown in the capital goods cycle would have a minimal adverse effect on these companies. We currently intend to continue to take some profits in this area on strength but will remain overweighted as we continue to like the long-term picture for Technology. Consumer Staple stocks continued to attract interest because of the stability of their earnings although many are beginning to look pricey. The Financial or Interest-Sensitive stocks benefited from a rebound in the bond market as the Fed decided to leave rates unchanged and reduce investor anxiety over the prevalence of inflation in this economy. We currently remain overweighted in this group as we believe that company-specific fundamentals remain intact and that the long-term direction of interest rates is lower.

SOCIAL RESPONSIBILITY

    The Dreyfus Socially Responsible Growth Fund continues to see positive results in its effort to invest in a way that enhances the quality of life in America. We believe that our commitment to social investment is slowly but surely reaping social dividends. For example, the nation is witnessing a broad-based attack on the tobacco industry, especially its targeting of youthful customers. In the fight against tobacco, The Dreyfus Socially Responsible Growth Fund, along with a growing chorus of forces, including lawmakers in state and local governments and the American Medical Association, is calling for the general divestment of tobacco stocks, which, it should be noted, continue to seriously underperform the S&P 500.

    There is also positive news to report on a number of the Fund's core holdings. BankAmerica was recently named a winner of Business Ethics magazine's Award for Corporate Social Responsibility and Ethics for general ethics, environment and community banking. The company has just announced that it has granted stock options to all employees. Interestingly, the above-mentioned awards were sponsored by another leader in corporate social responsibility,

Sears, Roebuck and Co., which the Fund has held for some time. On the diversity front, two of the Fund's companies, Johnson & Johnson and Disney, have announced that they will now be extending employee benefits to same-sex partners, a move which complements the Fund's objectives of ensuring equal employment opportunity for all Americans.

OUTLOOK

    The current outlook for the stock market appears mixed to positive. Low interest rates, modest economic growth, and continued money flows into mutual funds bode well for the market. However, somewhat extended valuations, the possibility of slowing economic growth and slow earnings for individual companies compared to the prior year give us some concern. We look for 1997 to be a year for much more modest returns from the equity markets than 1996 or 1995 as a result of overall slowing economic conditions. The focus will continue to be on the ability of investment managers to outperform through superior stock selection.

    We thank you for your confidence in us and look forward to serving you well in the future.

                                  Sincerely,


     signature logo]           signature logo]         signature logo]

     Stephon A. Jackson, CFA   Maceo K. Sloan, CFA     Eric Steedman
     Portfolio Manager         Portfolio Manager       Portfolio Manager
     NCM Capital               NCM Capital             The Dreyfus Corporation
     Management Group, Inc.    Management Group, Inc.
January 15, 1997
New York, N. Y.

* Total return includes reinvestment of dividends and any capital gains paid. Figures do not reflect the deduction of any additional charges applicable to separate accounts of participating insurance companies which use the Fund as an underlying investment.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.             DECEMBER 31, 1996
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK
                                  PRICE INDEX

 EXHIBIT A:

                                 STANDARD          DREYFUS
                                 & POOR'S 500      SOCIALLY
       PERIOD                    COMPOSITE STOCK  RESPONSIBLE
                                 PRICE INDEX*      GROWTH FUND

       10/7/93                     10,000           10,000
      12/31/93                     10,232           10,735
      12/31/94                     10,366           10,895
      12/31/95                     14,257           14,661
      12/31/96                     17,528           17,774


*Source: Lipper Analytical Services, Inc.

[Exhibit A:
$17,774
Dreyfus Socially
Responsible
Growth Fund
Dollars

$17,528
Standard & Poor's 500
Composite Stock
Price Index*


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

              One Year Ended                   From Inception (10/7/93)
            December 31, 1996                    to December 31, 1996
           --------------------                 ----------------------
                  21.23%                                19.45%

_____________________
Past performance is not predictive of future performance.

THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

The above graph compares a $10,000 investment made in The Dreyfus Socially Responsible Growth Fund, Inc. on 10/7/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 9/30/93 is used as the beginning value on 10/7/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses of the Fund. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                       DECEMBER 31, 1996

Common Stocks-92.6%                                                         Shares            Value
----------------------------------------------------------------------    ----------       ------------
      Consumer Durables-.7%   Oakwood Homes...........................        34,600       $    791,475
                                                                                           ------------
Consumer Non-Durables-12.2%   Clorox..................................        23,000          2,308,625
                              Coca-Cola...............................        44,800          *********
                              Colgate-Palmolive.......................        26,600          2,453,850
                              Gillette................................        26,900          2,091,475
                              Jones Apparel Group..................(a)        31,200          1,166,100
                              McCormick & Co..........................        22,600            532,513
                              NIKE, Cl. B.............................        52,000          3,107,000
                                                                                           ------------
                                                                                             14,017,163
                                                                                           ------------

     Consumer Services-6.0%   BET Holdings, Cl. A..................(a)        12,300            353,625
                              CUC International....................(a)        70,050          1,663,688
                              Disney (Walt)...........................        39,900          2,778,037
                              Regal Cinemas........................(a)        10,400            319,800
                              Service Corp. International.............        60,800          1,702,400
                                                                                           ------------
                                                                                              6,817,550
                                                                                           ------------

Electronic Technology-13.3%   Cisco Systems........................(a)        41,200          2,621,350
                              Coherent.............................(a)         9,300            392,925
                              EMC..................................(a)        42,200          1,397,875
                              Intel...................................        19,000          2,487,813
                              Linear Technology.......................        24,900          1,092,488
                              Seagate Technology...................(a)        60,000          2,370,000
                              Sun Microsystems.....................(a)        39,000          1,001,812
                              3COM.................................(a)        23,900          1,753,662
                              U.S. Robotics........................(a)        29,100          2,095,200
                                                                                           ------------
                                                                                             15,213,125
                                                                                           ------------

              Finance-20.3%   AFLAC...................................        34,900          1,491,975
                              Allstate................................        26,700          1,545,263
                              American International Group............        18,000          1,948,500
                              BankAmerica.............................        26,500          2,643,375
                              Bank of Boston..........................        52,300          3,360,275
                              Chase Manhattan.........................        13,000          1,160,250
                              Citicorp................................        22,900          2,358,700
                              Federal National Mortgage Association...        51,400          1,914,650
                              Green Tree Financial....................        58,300          2,251,837
                              PNC Bank................................        48,300          1,817,287
                              Summit Bancorp..........................        31,600          1,382,500
                              SunAmerica..............................        31,000          1,375,625
                                                                                           ------------
                                                                                             23,250,237
                                                                                           ------------

    Health Technology-10.9%   Amgen................................(a)        39,600          2,153,250
                              Bristol-Myers Squibb....................        20,700          2,251,125
                              Guidant.................................        21,800          1,242,600
                              Johnson & Johnson.......................        38,300          1,905,425
                              Medtronic...............................        33,100          2,250,800
                              Merck & Co..............................        34,000          2,694,500
                                                                                           ------------
                                                                                             12,497,700
                                                                                           ------------

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 1996

COMMON STOCKS (CONTINUED)                                                   Shares            Value
----------------------------------------------------------------------    ----------       ------------
   Industrial Services-1.4%   Schlumberger............................         7,000       $    699,125
                              Seitel...............................(a)        23,300            932,000
                                                                                           ------------
                                                                                              1,631,125
                                                                                           ------------

    Process Industries-2.9%   Avery Dennison..........................        37,600          1,330,100
                              Bemis...................................        55,000          2,028,125
                                                                                           ------------
                                                                                              3,358,225
                                                                                           ------------
Producer Manufacturing-1.9%   Dover...................................        44,100          2,216,025
                                                                                           ------------
          Retail Trade-6.9%   Consolidated Stores..................(a)        50,625          1,626,328
                              OfficeMax............................(a)       102,800          1,092,250
                              Safeway..............................(a)        45,000          1,923,750
                              Sears, Roebuck & Co.....................        53,100          2,449,238
                              Viking Office Products...............(a)        31,600            843,325
                                                                                           ------------
                                                                                              7,934,891
                                                                                           ------------

  Technology Services-10.6%   Arrow Electronics....................(a)        28,500          1,524,750
                              BMC Software.........................(a)        54,000          2,234,250
                              Computer Associates International.......        37,300          1,855,675
                              Microsoft............................(a)        48,000          3,966,000
                              Oracle...............................(a)        60,800          2,538,400
                                                                                           ------------
                                                                                             12,119,075
                                                                                           ------------
        Transportation-2.0%   Comair Holdings.........................        48,900          1,173,600
                              Federal Express......................(a)        24,200          1,076,900
                                                                                           ------------
                                                                                              2,250,500
                                                                                           ------------
             Utilities-3.5%   CMS Energy..............................        21,900            736,388
                              Century Telephone Enterprises...........        43,400          1,339,976
                              360 Communications......................        32,900            760,812
                              WorldCom.............................(a)        42,600          1,110,262
                                                                                           ------------
                                                                                              3,947,437
                                                                                           ------------
                              TOTAL COMMON STOCKS
                                (cost $94,601,003)....................                     $106,044,528
                                                                                           ============

                                                                          Principal
SHORT-TERM INVESTMENT-7.9%                                                 Amount
----------------------------------------------------------------------   -----------
        U.S. Treasury Bill;   4.95%, 3/6/1997
                                (cost $9,045,634).....................  $  9,126,000       $  9,045,509
                                                                                           ============
TOTAL INVESTMENTS (cost $103,646,637).................................         100.5%      $115.090,037
                                                                        ------------       ============
LIABILITIES, LESS CASH AND RECEIVABLES................................           (.5%)     $   (520,044)
                                                                        ------------       ============
NET ASSETS............................................................         100.0%      $114,569,993
                                                                        ------------       ============
Notes to Statement of Investments:
-------------------------------------------------------------------------------------------------------

   (a) Non-income producing.

                      See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1996

                                                                                    Cost             Value
                                                                                 ----------       ------------
ASSETS:          Investments in securities-See Statement of Investments.....  $ 103,646,637       $115,090,037
                 Cash.......................................................                           159,239
                 Dividends receivable.......................................                            60,919
                 Prepaid expenses...........................................                            24,922
                                                                                                  ------------
                                                                                                   115,335,117
                                                                                                  ------------

LIABILITIES:     Due to The Dreyfus Corporation and affiliates..............                            78,604
                 Payable for Common Stock redeemed..........................                           608,667
                 Accrued expenses...........................................                            77,853
                                                                                                  ------------
                                                                                                       765,124
                                                                                                  ------------

NET ASSETS..................................................................                      $114,569,993
                                                                                                  ============

REPRESENTED BY:  Paid-in capital............................................                      $102,861,347
                 Accumulated undistributed investment income-net............                            42,432
                 Accumulated net realized gain (loss) on investments........                           222,814
                 Accumulated net unrealized appreciation (depreciation)
                 on investments-Note 4......................................                        11,443,400
                                                                                                  ------------

NET ASSETS..................................................................                      $114,569,993
                                                                                                  ============
SHARES OUTSTANDING
(150 million shares of $.001 par value Common Stock authorized).............                         5,704,191

NET ASSET VALUE, offering and redemption price per share....................                            $20.09
                                                                                                        ======

                      See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS                             YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
INCOME:                Cash dividends (net of $3,103 foreign taxes
                          withheld at source)...........................    $  719,847
                       Interest.........................................       240,728
                                                                            ----------
                              Total Income..............................                         $    960,575

EXPENSES:              Investment advisory fee-Note 3(a)................       522,795
                       Legal fees.......................................        40,421
                       Auditing fees....................................        31,587
                       Registration fees................................        22,928
                       Directors' fees and expenses-Note 3(c)...........        13,678
                       Custodian fees-Note 3(b).........................        13,069
                       Prospectus and shareholders' reports.............        12,366
                       Shareholder servicing costs-Note 3(b)............         9,215
                       Interest-Note 2..................................         5,962
                       Miscellaneous....................................        15,459
                                                                            ----------
                              Total Expenses............................       687,480
                       Less-reduction in investment advisory fee due to
                          undertaking-Note 3(a).........................       (19,166)
                                                                            ----------
                              Net Expenses..............................                              668,314
                                                                                                  -----------
INVESTMENT INCOME-NET...................................................                              292,261
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                       Net realized gain (loss) on investments..........    $4,325,349
                       Net unrealized appreciation (depreciation) on
                          investments...................................     7,720,782
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..................                           12,046,131
                                                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................                          $12,338,392
                                                                                                  ===========

                      See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                Year Ended             Year Ended
                                                                             December 31, 1996       December 31, 1995
                                                                             -----------------       -----------------
OPERATIONS:
 Investment income-net...............................................           $   292,261              $   129,313
 Net realized gain (loss) on investments.............................             4,325,349                1,186,985
 Net unrealized appreciation (depreciation) on investments...........             7,720,782                3,840,201
                                                                                 ----------              -----------

  Net Increase (Decrease) in Net Assets Resulting   from Operations              12,338,392                5,156,499
                                                                                 ----------              -----------

DIVIDENDS TO SHAREHOLDERS FROM:
 Investment income-net...............................................              (251,529)                (140,970)
 Net realized gain on investments....................................            (4,505,355)                (722,469)
                                                                                 ----------              -----------

  Total Dividends....................................................            (4,756,884)                (863,439)
                                                                                 ----------              -----------

CAPITAL STOCK TRANSACTIONS:
 Net proceeds from shares sold.......................................           136,594,495               19,961,838
 Dividends reinvested................................................             4,756,884                  863,439
 Cost of shares redeemed.............................................           (66,020,126)              (3,867,386)
                                                                                 ----------              -----------

   Increase (Decrease) in Net Assets from Capital Stock Transactions             75,331,253               16,957,891

   Total Increase (Decrease) in Net Assets...........................            82,912,761               21,250,951

NET ASSETS:
 Beginning of Period.................................................            31,657,232               10,406,281

 End of Period.......................................................          $114,569,993              $31,657,232

UNDISTRIBUTED INVESTMENT INCOME-NET..................................          $     42,432              $     1,700

                                                                                   Shares                  Shares
                                                                                 ----------              -----------
CAPITAL SHARE TRANSACTIONS:
 Shares sold.........................................................             7,039,912                1,237,706
 Shares issued for dividends reinvested..............................               233,664                   50,113
 Shares redeemed.....................................................            (3,398,612)                (245,303)
                                                                                 ----------              -----------
  Net Increase (Decrease) in Shares Outstanding......................             3,874,964                1,042,516
                                                                                 ==========              ===========

                      See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of information has been derived from the Fund's financial statements.

                                                                                        Year Ended December 31,
                                                                               ------------------------------------------
PER SHARE DATA:                                                                   1996       1995      1994      1993(1)
                                                                                -------    -------   --------   ---------
 Net asset value, beginning of period....................................        $17.31    $ 13.23    $ 13.38      $12.50
                                                                                -------    -------   --------   ---------
 INVESTMENT OPERATIONS:
 Investment income-net...................................................          .05         .08        .35         .04
 Net realized and unrealized gain (loss)
  on investments.........................................................         3.63        4.49       (.15)        .88
                                                                                -------    -------   --------   ---------

 TOTAL FROM INVESTMENT OPERATIONS........................................         3.68        4.57        .20         .92

 DISTRIBUTIONS:

 Dividends from investment income-net....................................         (.05)       (.08)      (.35)       (.04)
 Dividends from net realized gain on investments.........................         (.85)       (.41)        --          --
                                                                                -------    -------   --------   ---------
 Total Distributions.....................................................         (.90)       (.49)      (.35)       (.04)

 Net asset value, end of period..........................................       $20.09     $ 17.31    $ 13.23      $13.38
                                                                                =======    =======   ========   =========

TOTAL INVESTMENT RETURN..................................................        21.23%      34.56%      1.49%       7.35%(2)

RATIOS/SUPPLEMENTAL DATA:

 Ratio of operating expenses to average net assets.......................          .95%       1.27%       .25%        .06%(2)
 Ratio of interest expense to average net assets.........................          .01%         --         --          --
 Ratio of net investment income
  to average net assets..................................................          .42%        .70%      4.58%       6.19%(2)
 Decrease reflected in above expense ratios
  due to undertakings by Dreyfus and sub-investment adviser                        .03%        .06%      2.60%       6.19%(2)
 Portfolio Turnover Rate.................................................       126.41%      88.52%    373.68%         --
 Average commission rate paid (3)........................................       $.0578          --         --          --
 Net Assets, end of period (000's Omitted)...............................     $114,570     $31,657    $10,406      $1,372

_______________________________
(1)  From October 7, 1993 (commencement of operations) to December 31, 1993.

(2)  Not annualized.

(3) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                      See notes to financial statements.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    The Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold without a sales charge.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (c) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (d) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. At December 31, 1996, there were no outstanding borrowings.

    The average daily amount of borrowings outstanding during the period ended December 31, 1996 was approximately $99,000, with related a weighted average annualized interest rate of 5.99%. The maximum amount borrowed at any time during the period ended December 31, 1996 was $3,800,000.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1996 through December 31, 1996 to reduce the investment advisory fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1% of the value of the Fund's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $19,166 during the period ended December 31, 1996.

    Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

    Average Net Assets
    ------------------
    0 to $32 million..........................................      .10 of 1%
    In excess of $32 million to $150 million..................      .15 of 1%
    In excess of $150 million to $300 million.................      .20 of 1%
    In excess of $300 million.................................      .25 of 1%

    Prior to April 22, 1996, the sub-investment advisory fee was computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess over $500 million of the value of the Fund's average daily net assets and was payable by Dreyfus.

    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $5,531 pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $160 during the period ended December 31, 1996.

    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended December 31, 1996, $9,190 was paid to Mellon pursuant to the custody agreement.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $146,562,928 and $82,272,518, respectively.

    At December 31, 1996, accumulated net unrealized appreciation on investments was 11,443,400, consisting of $12,269,295 gross unrealized appreciation and $825,895 gross unrealized depreciation.

    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
The Dreyfus Socially Responsible Growth Fund, Inc.

    We have audited the accompanying statement of assets and liabilities of The Dreyfus Socially Responsible Growth Fund, Inc., including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Socially Responsible Growth Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP


New York, New York
January 29, 1997

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
--------------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

    For Federal tax purposes the Fund hereby designates $.1996 per share as a long-term capital gain distribution of the $.791 per share paid on December 26, 1996. The Fund also designates $.010 per share as a long-term capital gain distribution of the $.110 per share paid on September 16, 1996.

[Dreyfus lion "d" logo]
THE DREYFUS SOCIALLY RESPONSIBLE
GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

SUB-INVESTMENT ADVISER

NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27705

CUSTODIAN

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                           111AR9612

[Dreyfus logo]
SOCIALLY RESPONSIBLE
GROWTH FUND, INC.
ANNUAL REPORT

December 31, 1996

[Photo of Dreyfus]

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Utility Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's utility holdings and the financial statements.

The fund is an attractive way to help your money earn dividend income, with some opportunities for growth, from an investment sector that supplies critical services to society. At the end of the reporting period, the fund's 60 common and preferred stock holdings were spread across the electric, telecommunication, natural gas and international utilities.

Despite a relatively weak environment for utility stocks during 1996 (the total return for the Standard & Poor's Utility Index* was 3.08%) Federated Utility Fund II produced a strong total return of 11.56%.** Contributing to this performance was $0.41 per share in income, $0.05 per share in capital gains, and a 7% increase in net asset value. On December 31, 1996, net assets reached $63.6 million -- a significant increase over the $30 million in net assets at the beginning of the period.

Thank you for participating in the income and growth opportunities of utility stocks through Federated Utility Fund II. We hope you are pleased with the fund's strong relative performance. As always, we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
February 15, 1997

* Standard & Poor's Utility Index is an unmanaged index of common stocks from forty different electric and natural gas utilities indicating daily changes in the price of the stocks. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

1996 was an exciting year for the utility industry, complete with mergers and acquisitions, spin-offs and landmark legislation. We witnessed proposed combinations of huge companies at handsome premiums to pre-announcement stock prices. In telecommunications, British Telecommunications agreed to buy MCI Communications at a 43% premium to create the fourth largest long distance company in the world. A number of electric utilities proposed mergers with other electric utilities, some on a friendly basis and others on a hostile basis. A new buzzword developed for the industry as well. The concept of "convergence," in which an electric utility merges with a natural gas utility to become a total energy provider brought some innovative merger announcements. Enron Corporation, the largest marketer of natural gas in North America agreed to buy Portland General, a low cost electric utility in the western United States at a 48% premium. More recently, Duke Power agreed to merge with PanEnergy at a 19% premium. With a combined market capitalization of $23 billion, this represents the largest merger to date in the industry, creating a powerhouse total energy provider.

Some electric companies made acquisitions outside the United States, with numerous transactions in the United Kingdom and Australia power industries. And Southern Company, the largest domestic electric utility bought 80% of Consolidated Electric Power Asia, the largest independent power producer in Asia, continuing its strategy to derive an increasing percentage of its income internationally. On the opposing side of the spectrum, AT&T Corporation has completed the spin-off of its Lucent Technology and NCR Corporation subsidiaries. Clearly, many utility managements are positioning their companies to thrive in the more competitive environment of the future. The portfolio has benefited from its ownership in a number of these takeover candidates.

On the legislative front, deregulation continues to move forward. The President signed the landmark telecommunications bill in February 1996, beginning the lengthy process of bringing competition to the local and long distance markets. Electric deregulation is progressing on a state-by-state basis, with 42 states currently studying legislation. Our observation is that efforts to bring competition to the utility industry are progressing very slowly, allowing the companies time to improve their balance sheets and cost structures, to work with their commissions and legislatures, and increasingly to find synergistic merger partners. Furthermore, key states such as California and Pennsylvania have proposed electric utility reform which is quite positive for the utility companies in those states and which is being studied as a model by other states.

The fund posted a total return of 11.56% for the period ended December 31, 1996,* far surpassing the 3.08% return of the Standard & Poor's ("S&P") Utility Index. It should be noted that Standard & Poor's removed telephone utilities from its utility index and placed them in a separate S&P Communications Index** on July 10, 1996. In the future we will compare the fund's performance with both the S&P Utility Index, representing electric and natural gas sectors, and the S&P Communications Index.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

** Standard & Poor's Communications Index is an unmanaged index of common stocks from telephone utilities indicating daily changes in the price of the stocks. Investments cannot be made in an index.

--------------------------------------------------------------------------------

The portfolio's performance was bolstered by an 11% allocation to natural gas, a sector which enjoyed a total return of nearly 33% in 1996. This performance dwarfed that of the S&P electrics sector, down 0.33% for the year and the S&P telephones sector, which was up only 1.01% in 1996. While natural gas stocks benefited from strong natural gas prices and merger speculation, the interest-sensitive electrics were held back by a poorly performing bond market. Telephones suffered from a combination of rising interest rates, entering the year in an overbought position and investor concerns regarding telecom deregulation.

An allocation of 8% to international utilities contributed to the portfolio's return, as international utilities significantly outperformed domestic utilities in 1996. Finally, the portfolio holds 23% in non-utility common stocks and convertible securities which diversify away some of the interest rate risk inherent in utilities and which have contributed significantly to the defensive characteristics of the portfolio.

OUTLOOK

We expect to see more electric utility company mergers in 1997 and a continuation of the convergence theme. The Federal Energy Regulatory Commission has recently issued guidelines which should quicken the pace of completing proposed electric utility mergers. This is welcome news. The premiums being paid and the synergistic savings resulting from these combinations should benefit the stocks. Additionally, we should see further competitive rulings from state utility commissions and legislatures, reducing uncertainty in the group. On the telephone front, recent deregulation guidelines proposed by the Federal Communications Commission exhibit a slow and less harsh approach to the process, resulting in positive performances by these stocks. Lastly, utilities retain their defensive investment qualities as the general stock market becomes increasingly volatile. In fact, the fund has outperformed the S&P 500 Stock Index*** in 17 of the 20 periods in which the Index corrected by 2% or more since 1990. As well, the fund has outperformed the 30-year Treasury Bond return in 17 of the 18 periods in which the Treasury Bond corrected by 3% or more since 1990. We will strive to maintain the defensive qualities of the fund while seeking a competitive return.

THEMES

1)  High quality domestic utilities with superior dividend growth prospects.

2) Defensive non-utility holdings, mostly in the form of convertible bonds and preferred stocks.

3)  Diversified international utility holdings.




*** Standard & Poor's 500 Stock Index is an unmanaged composite index of common stocks in industrial, transportation, and financial and public utility companies, and can be used to compare the total returns of funds whose portfolios are invested primarily in common stocks. Investments cannot be made in an index.

--------------------------------------------------------------------------------

COMMENTS REGARDING SELECTED PURCHASES

SPRINT CORP. -- Sprint enjoys the highest revenue and volume growth of the long distance telephone companies. We purchased the stock at an attractive price compared to its peers and compared to its historical price/earnings multiple relative to the market.

SALOMON BROTHERS DECS, SERIES CINCINNATI BELL, 7.625% -- This Salomon Brothers preferred stock is convertible into the common stock of Cincinnati Bell, a midwest local and long distance telephone service provider whose expected long-term earnings growth rate is 23%. We believe that its other businesses, including telemarketing services, information management and billing services, and yellow pages publication are undervalued.

TOSCO CORP. 5.75% CONVERTIBLE PREFERRED STOCK -- Tosco is a highly successful oil refiner, wholesaler, gas retailer and operator of convenience stores. We purchased the convertible preferred stock issued as part of the company's financing for its proposed acquisition of Unocal Corp.

SUNAMERICA PERCS 8.5% -- SunAmerica is one of the best positioned companies in the growing annuity and retirement savings market. We purchased this high yielding convertible preferred to complement our holding of the SunAmerica 7.25% STRYPES.

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

          GROWTH OF $10,000 INVESTED IN THE FEDERATED UTILITY FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated Utility Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1996, compared to the Standard & Poor's 500 Index (S&P 500)+ and the Standard & Poor's Utility Index (SPXU).+

                GRAPHIC REPRESENTATION OMITTED. SEE APPENDIX A

      AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
      1 Year.......................................................11.56%
      Start of Performance (2/10/94)...............................10.63%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and SPXU have been adjusted to reflect reinvestment of dividends on securities in the indices.

+ The S&P 500 and the SPXU are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED UTILITY FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                      VALUE
                                                                     IN U.S.
 SHARES                                                              DOLLARS
--------  -------------------------------------------------------  -----------
COMMON STOCKS--79.4%
-----------------------------------------------------------------
           CONSUMER DURABLES--1.2%
           ------------------------------------------------------
  24,300   Ford Motor Co.                                           $  774,563
           ------------------------------------------------------   ----------
           CONSUMER NON-DURABLES--1.9%
           ------------------------------------------------------
  10,800   Philip Morris Cos., Inc.                                  1,216,350
           ------------------------------------------------------   ----------
           ELECTRIC UTILITIES: CENTRAL--12.0%
           ------------------------------------------------------
  58,700   CMS Energy Corp.                                          1,973,787
           ------------------------------------------------------
  23,300   Cinergy Corp.                                               777,637
           ------------------------------------------------------
  75,000   DPL, Inc.                                                 1,837,500
           ------------------------------------------------------
  54,600   Illinova Corp.                                            1,501,500
           ------------------------------------------------------
  38,900   NIPSCO Industries, Inc.                                   1,541,412
           ------------------------------------------------------   ----------
              Total                                                  7,631,836
           ------------------------------------------------------   ----------
           ELECTRIC UTILITIES: EAST--5.6%
           ------------------------------------------------------
  50,000   DQE, Inc.                                                 1,450,000
           ------------------------------------------------------
  28,200   GPU, Inc.                                                   948,225
           ------------------------------------------------------
  45,000   Peco Energy Co.                                           1,136,250
           ------------------------------------------------------   ----------
              Total                                                  3,534,475
           ------------------------------------------------------   ----------
           ELECTRIC UTILITIES: SOUTH--14.8%
           ------------------------------------------------------
  55,700   Duke Power Co.                                            2,576,125
           ------------------------------------------------------
  57,100   FPL Group, Inc.                                           2,626,600
           ------------------------------------------------------
  69,600   Southern Co.                                              1,574,700
           ------------------------------------------------------
  54,300   TECO Energy, Inc.                                         1,309,988
           ------------------------------------------------------
  33,000   Texas Utilities Co.                                       1,344,750
           ------------------------------------------------------   ----------
              Total                                                  9,432,163
           ------------------------------------------------------   ----------
           ELECTRIC UTILITIES: WEST--7.3%
           ------------------------------------------------------
  50,400   Pacificorp                                                1,033,200
           ------------------------------------------------------
  66,200   Pinnacle West Capital Corp.                               2,101,850
           ------------------------------------------------------
  35,300   Portland General Corp.                                    1,482,600
           ------------------------------------------------------   ----------
              Total                                                  4,617,650
           ------------------------------------------------------   ----------

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

                                                                      VALUE
                                                                     IN U.S.
 SHARES                                                              DOLLARS
--------  -------------------------------------------------------  -----------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------
           ENERGY MINERALS--0.5%
           ------------------------------------------------------
   3,100   Exxon Corp.                                             $   303,800
           ------------------------------------------------------  -----------
           FINANCE--4.0%
           ------------------------------------------------------
  48,500   Meditrust, REIT                                           1,940,000
           ------------------------------------------------------
   8,500   Mellon Bank Corp.                                           603,500
           ------------------------------------------------------  -----------
             Total                                                   2,543,500
           ------------------------------------------------------  -----------
           MAJOR U.S. TELECOMMUNICATIONS--17.8%
           ------------------------------------------------------
  12,600   AT&T Corp.                                                  548,100
           ------------------------------------------------------
  29,800   Ameritech Corp.                                           1,806,625
           ------------------------------------------------------
  50,000   BellSouth Corp.                                           2,018,750
           ------------------------------------------------------
  39,700   GTE Corp.                                                 1,806,350
           ------------------------------------------------------
  63,900   MCI Communications Corp.                                  2,088,731
           ------------------------------------------------------
  38,700   Pacific Telesis Group                                     1,422,225
           ------------------------------------------------------
   6,700   SBC Communications, Inc.                                    346,725
           ------------------------------------------------------
  32,500   Sprint Corp.                                              1,295,938
           ------------------------------------------------------  -----------
             Total                                                  11,333,444
           ------------------------------------------------------  -----------
           NATURAL GAS DISTRIBUTION--4.9%
           ------------------------------------------------------
  52,400   MCN Corp.                                                 1,513,050
           ------------------------------------------------------
   3,400   New Jersey Resources Corp.                                   99,450
           ------------------------------------------------------
  48,900   Pacific Enterprises                                       1,485,338
           ------------------------------------------------------  -----------
             Total                                                   3,097,838
           ------------------------------------------------------  -----------
           NON-U.S. UTILITIES--6.2%
           ------------------------------------------------------
  13,500   CPT Telefonica del Peru S.A.,                               254,813
           ------------------------------------------------------
           Class B, ADR
           ------------------------------------------------------
  30,000   Iberdrola S.A.                                              425,188
           ------------------------------------------------------
  15,400   Korea Electric Power Corp., ADR                             315,700
           ------------------------------------------------------
  43,300   National Power Co. PLC, ADR                               1,466,787
           ------------------------------------------------------
 241,800   STET-Societa Finanziaria Telefonica S.P.A.                  816,892
           ------------------------------------------------------
   9,000   Telecomunicacoes Brasileras, ADR                            688,500
           ------------------------------------------------------  -----------
             Total                                                   3,967,880
           ------------------------------------------------------

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

                                                                            VALUE
                                                                           IN U.S.
 SHARES                                                                    DOLLARS
--------  ------------------------------------------------------------- ------------
COMMON STOCKS--CONTINUED
-----------------------------------------------------------------------
           OIL/GAS TRANSMISSION--2.3%
           ------------------------------------------------------------
  15,100   Panenergy Corp.                                               $   679,500
           ------------------------------------------------------------
  21,000   Williams Cos., Inc. (The)                                         787,500
           ------------------------------------------------------------  -----------
             Total                                                         1,467,000
           ------------------------------------------------------------  -----------
           OTHER TELEPHONE/COMMUNICATIONS--0.5%
           ------------------------------------------------------------
  13,500   Frontier Corp.                                                    305,437
           ------------------------------------------------------------  -----------
           WATER SUPPLY--0.4%
           ------------------------------------------------------------
  12,800   American Water Works Co., Inc.                                    264,000
           ------------------------------------------------------------  -----------
             TOTAL COMMON STOCKS (IDENTIFIED COST $46,114,384)            50,489,936
           ------------------------------------------------------------  -----------
CONVERTIBLE PREFERRED STOCKS--15.0%
-----------------------------------------------------------------------
           BASIC INDUSTRY--1.6%
           ------------------------------------------------------------
  32,900   Coeur d'Alene Mines Corp., Conv. Pfd., 7.00%                      575,750
           ------------------------------------------------------------
   2,800   International Paper Co., Cumulative Conv. Pfd., $2.63             129,755
           ------------------------------------------------------------
   7,700   Merrill Lynch & Co., Inc., STRYPES, Series IML 6.25%              308,962
           ------------------------------------------------------------  -----------
             Total                                                         1,014,467
           ------------------------------------------------------------  -----------
           CABLE-0.7%
           ------------------------------------------------------------
  20,500   Merrill Lynch & Co., Inc., STRYPES, Series Cox, 6.00%             456,125
           ------------------------------------------------------------  -----------
           CELLULAR TELEPHONE--0.9%
           ------------------------------------------------------------
  20,200   Airtouch Communications, Inc., DECS, Series B, 6.00%              550,450
           ------------------------------------------------------------  -----------
           CONSUMER NON-DURABLES--0.5%
           ------------------------------------------------------------
   6,200   Amcor Ltd., PRIDES                                                316,200
           ------------------------------------------------------------  -----------
           ENERGY MINERALS--1.0%
           ------------------------------------------------------------
  12,100(a)Tosco Corp., Conv. Pfd., 5.75%                                    630,713
           ------------------------------------------------------------  -----------
           FINANCE--5.2%
           ------------------------------------------------------------
   7,500   Aetna Services Inc., Conv. Pfd., 6.25%                            595,312
           ------------------------------------------------------------
   4,500   Merrill Lynch & Co., Inc., STRYPES, Series Sun America 7.25%      299,250
           ------------------------------------------------------------
  16,000   Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12          1,076,000
           ------------------------------------------------------------
   9,500   Salomon, Inc., DECS, Series FSA, 7.625%                           289,750
           ------------------------------------------------------------

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

  SHARES OR
PRINCIPAL OR                                                                      VALUE
 FOREIGN PAR                                                                     IN U.S.
   AMOUNT                                                                        DOLLARS
---------- -----------------------------------------------------------------   -----------
CONVERTIBLE PREFERRED STOCKS--CONTINUED
----------------------------------------------------------------------------
           FINANCE--continued
           -----------------------------------------------------------------
  10,900   Salomon, Inc., DECS, Series                                         $   656,725
           -----------------------------------------------------------------
           Cincinnati Bell, $3.48
           -----------------------------------------------------------------
  10,000   SunAmerica, Inc., PERCS, 8.5%                                           422,500
           -----------------------------------------------------------------   -----------
             Total                                                               3,339,537
           -----------------------------------------------------------------   -----------
           OIL/GAS TRANSMISSION--1.4%
           -----------------------------------------------------------------
  10,000   Williams Cos., Inc. (The), Conv. Pfd., $3.50                            885,000
           -----------------------------------------------------------------   -----------
           SERVICES--2.0%
           -----------------------------------------------------------------
   2,800   Alco Standard Corp., ACES, $5.04                                        267,400
           -----------------------------------------------------------------
  25,000   Browning-Ferris Industries, Inc., ACES, $2.58                           712,500
           -----------------------------------------------------------------
  24,900   Hollinger International Publishing, Inc., Conv. Pfd., $.95              286,350
           -----------------------------------------------------------------   -----------
             Total                                                               1,266,250
           -----------------------------------------------------------------   -----------
           TECHNOLOGY--1.7%
           -----------------------------------------------------------------
  13,500   Microsoft Corp., Conv. Pfd., 2.75%                                    1,081,687
           -----------------------------------------------------------------   -----------
             TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $8,995,460)     9,540,429
           -----------------------------------------------------------------   -----------
CONVERTIBLE CORPORATE BONDS--3.6%
----------------------------------------------------------------------------
           HEALTH CARE--1.2%
           -----------------------------------------------------------------
$470,000   Alza Corp., Conv. Bond, 5.00%, 5/1/2006                                 453,550
           -----------------------------------------------------------------
 270,000   Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005                    280,800
           -----------------------------------------------------------------   -----------
             Total                                                                 734,350
           -----------------------------------------------------------------   -----------
           NON-U.S. UTILITIES--1.2%
           -----------------------------------------------------------------
 245,000   Korea Electric Power Corp., Conv. Bond, 5.00%, 8/1/2001                 245,612
           -----------------------------------------------------------------
 450,000(a)New World Infrastructure, Conv. Bond, 5.00%, 7/15/2001                  532,688
           -----------------------------------------------------------------   -----------
             Total                                                                 778,300
           -----------------------------------------------------------------   -----------
           RETAIL TRADE--0.4%
           -----------------------------------------------------------------
 240,000   Saks Holdings, Inc., Conv. Bond, 5.50%, 9/15/2006                       221,549
           -----------------------------------------------------------------   -----------
           TECHNOLOGY--0.9%
           -----------------------------------------------------------------
 525,000(a)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                            572,156
           -----------------------------------------------------------------   -----------
             TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $2,194,809)      2,306,355
           -----------------------------------------------------------------   -----------

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

                                                                                      VALUE
PRINCIPAL                                                                             IN U.S.
 AMOUNT                                                                               DOLLARS
---------   --------------------------------------------------------------------   ------------
(b)REPURCHASE AGREEMENT--3.9%
--------------------------------------------------------------------------------
$ 2,450,000 BT Securities Corporation, 6.90%, dated 12/31/1996, due 1/2/1997
            (AT AMORTIZED COST)                                                     $ 2,450,000
            --------------------------------------------------------------------    -----------
               TOTAL INVESTMENTS (IDENTIFIED COST $59,754,653)(c)                   $64,786,720
            --------------------------------------------------------------------    ===========

(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1996, these securities amounted to $1,735,557 which represents 2.73% of net assets.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $59,773,122. The net unrealized appreciation of investments on a federal tax basis amounts to $5,013,598 which is comprised of $5,441,092 appreciation and $427,494 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($63,557,536) at December 31, 1996.

The following acronyms are used throughout this portfolio:

ACES    -- Adjustable Convertible Extendable Securities
ADR     -- American Depositary Receipt
DECS    -- Dividend Enhanced Convertible Stock
PERCS   -- Preferred Equity Redemption Cumulative Stock
PLC     -- Public Limited Company
PRIDES  -- Preferred Redeemable Increased Dividend Equity Securities
REIT    -- Real Estate Investment Trust
STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
-----------------------------------------------------------------------
Total investments in securities, at value (identified cost $59,754,653,
and tax cost $59,773,122)                                                       $ 64,786,720
-----------------------------------------------------------------------
Cash                                                                                     789
-----------------------------------------------------------------------
Income receivable                                                                    197,174
-----------------------------------------------------------------------
Receivable for investments sold                                                      355,942
-----------------------------------------------------------------------
Receivable for shares sold                                                            64,887
-----------------------------------------------------------------------         ------------
 Total assets                                                                     65,405,512
-----------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------
Payable for investments purchased                           $ 1,708,514
--------------------------------------------------------
Payable for shares redeemed                                     114,911
--------------------------------------------------------
Net payable for foreign currency exchange contracts               1,152
--------------------------------------------------------
Payable for taxes withheld                                        4,022
--------------------------------------------------------
Accrued expenses                                                 19,377
--------------------------------------------------------    -----------
 Total liabilities                                                                 1,847,976
-----------------------------------------------------------------------         ------------
Net Assets for 5,382,230 shares outstanding                                     $ 63,557,536
-----------------------------------------------------------------------         ------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------
Paid in capital                                                                 $ 56,986,551
-----------------------------------------------------------------------
Net unrealized appreciation of investments and translation of
in foreign currency assets and liabilities                                         5,032,196
-----------------------------------------------------------------------
Accumulated net realized gain on investments and                                   1,447,599
foreign currency transactions
-----------------------------------------------------------------------
Undistributed net investment income                                                   91,190
-----------------------------------------------------------------------         ------------
 Total Net Assets                                                               $ 63,557,536
-----------------------------------------------------------------------         ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------
$63,557,536 / 5,382,230 shares outstanding                                            $11.81
-----------------------------------------------------------------------         ============

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-------------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $53,469)                                   $  2,052,676
-------------------------------------------------------------------------------
Interest                                                                                    250,263
-------------------------------------------------------------------------------        ------------
  Total income                                                                            2,302,939
-------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------
Investment advisory fee                                               $ 361,797
-------------------------------------------------------------------
Administrative personnel and services fee                               125,000
-------------------------------------------------------------------
Custodian fees                                                           29,963
-------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                 17,870
-------------------------------------------------------------------
Directors'/Trustees' fees                                                 2,005
-------------------------------------------------------------------
Auditing fees                                                            10,000
-------------------------------------------------------------------
Legal fees                                                                3,060
-------------------------------------------------------------------
Portfolio accounting fees                                                47,784
-------------------------------------------------------------------
Share registration costs                                                  9,743
-------------------------------------------------------------------
Printing and postage                                                     36,476
-------------------------------------------------------------------
Insurance premiums                                                        4,138
-------------------------------------------------------------------
Miscellaneous                                                            12,382
-------------------------------------------------------------------   ---------
  Total expenses                                                        660,218
-------------------------------------------------------------------
Waiver of investment advisory fee                                      (248,058)
-------------------------------------------------------------------   ---------
  Net expenses                                                                                412,160
-------------------------------------------------------------------------------        --------------
    Net investment income                                                                   1,890,779
-------------------------------------------------------------------------------        --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY:
-------------------------------------------------------------------------------
Net realized gain on investments and foreign currency transactions                          1,471,710
-------------------------------------------------------------------------------
Net change in unrealized appreciation of investments and translation
of assets and liabilities in foreign currency                                               2,758,768
-------------------------------------------------------------------------------        --------------
  Net realized and unrealized gain on investments and foreign currency                      4,230,478
-------------------------------------------------------------------------------        --------------
    Change in net assets resulting from operations                                     $    6,121,257
-------------------------------------------------------------------------------        ==============

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED
                                                                                           DECEMBER 31,
                                                                                   -------------------------
                                                                                      1996           1995
                                                                                   ---------     -----------
INCREASE (DECREASE) IN NET ASSETS:
--------------------------------------------------------------------------
OPERATIONS --
--------------------------------------------------------------------------
Net investment income                                                              $ 1,890,779   $   552,993
--------------------------------------------------------------------------
Net realized gain (loss) on
investments and foreign currency transactions ($1,464,419 and
$202,587, respectively, as computed for federal tax purposes)                        1,471,710       192,681
--------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of investments
and translation of assets and liabilities in foreign currency                        2,758,768     2,281,446
--------------------------------------------------------------------------         -----------   -----------
  Change in net assets resulting from operations                                     6,121,257     3,027,120
--------------------------------------------------------------------------         -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS --
--------------------------------------------------------------------------
Distributions from net investment income                                            (1,821,526)     (545,930)
--------------------------------------------------------------------------
Distributions from net realized gains on investments and foreign
currency transactions                                                                 (192,047)           --
--------------------------------------------------------------------------         -----------   -----------
  Change in net assets resulting from distributions to shareholders                 (2,013,573)     (545,930)
--------------------------------------------------------------------------         -----------   -----------
SHARE TRANSACTIONS --
--------------------------------------------------------------------------
Proceeds from sale of shares                                                        36,577,954    27,140,255
--------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                               2,013,573       542,617
--------------------------------------------------------------------------
Cost of shares redeemed                                                             (8,821,081)   (1,458,826)
--------------------------------------------------------------------------         -----------   -----------
  Change in net assets resulting from share transactions                            29,770,446    26,224,046
--------------------------------------------------------------------------         -----------   -----------
   Change in net assets                                                             33,878,130    28,705,236
--------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------
Beginning of period                                                                 29,679,406       974,170
--------------------------------------------------------------------------         -----------   -----------
End of period (including undistributed net investment income
of $91,190 and $5,636, respectively)                                               $63,557,536   $29,679,406
--------------------------------------------------------------------------         ===========   ===========

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED DECEMBER 31,
                                                                           ----------------------------------
                                                                             1996          1995       1994(a)
                                                                           --------     ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 11.03       $  9.29     $   9.48
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------
  Net investment income                                                       0.42          0.45         0.34
---------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                        0.82          1.74        (0.19)
---------------------------------------------------------------------      -------       -------     --------
  Total from investment operations                                            1.24          2.19         0.15
---------------------------------------------------------------------      -------       -------     --------
LESS DISTRIBUTIONS
---------------------------------------------------------------------
  Distributions from net investment income                                   (0.41)        (0.45)       (0.34)
---------------------------------------------------------------------
  Distributions from net realized gain on investments and foreign
  currency transactions                                                      (0.05)           --           --
---------------------------------------------------------------------      -------       -------     --------
Total distributions                                                          (0.46)        (0.45)       (0.34)
---------------------------------------------------------------------      -------       -------     --------
NET ASSET VALUE, END OF PERIOD                                             $ 11.81       $ 11.03     $   9.29
---------------------------------------------------------------------      =======       =======     ========
TOTAL RETURN(b)                                                              11.56%        24.18%        1.12%
---------------------------------------------------------------------
  Ratios to average net assets
---------------------------------------------------------------------
  Expenses                                                                    0.85%         0.85%        0.60%*
---------------------------------------------------------------------
  Net investment income                                                       3.92%         4.62%        4.77%*
---------------------------------------------------------------------
  Expense waiver/reimbursement(c)                                             0.51%         2.24%       54.83%*
---------------------------------------------------------------------
SUPPLEMENTAL DATA
---------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                  $63,558       $29,679     $    974
---------------------------------------------------------------------
  Average commission rate paid(d)                                          $ .0402            --           --
---------------------------------------------------------------------
  Portfolio turnover                                                            63%           62%          73%
---------------------------------------------------------------------

* Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to April 13, 1994, the net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

FEDERATED UTILITY FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.   ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Fund consists of eight portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Utility Fund to Federated Utility Fund II.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS -- Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

              INCREASE/(DECREASE)
     -----------------------------------
     ACCUMULATED
     NET REALIZED      UNDISTRIBUTED NET
       GAIN/LOSS       INVESTMENT INCOME
     -------------     -----------------
       ($16,301)            $16,301

     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

     At December 31, 1996, the Fund had an outstanding foreign currency commitment as set forth below:

     CONTRACTS           SETTLEMENT          CONTRACTS TO        IN EXCHANGE    CONTRACTS     APPRECIATION
     SOLD                   DATE            DELIVER/RECEIVE           FOR        AT VALUE    (DEPRECIATION)
     --------------    ---------------      ---------------      -----------    ---------    --------------
     Spanish Peseta    January 9, 1997        17,403,229            $132,899     $134,051       ($1,152)

     FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

     Additional information on each restricted security held at December 31, 1996 is as follows:

     SECURITY                         ACQUISITION DATE    ACQUISITION COST
     -----------------------------    ----------------    ----------------
     New World Infrastructure, LTD        05/15/96             $450,000
     Solectron Corp.                  02/15/96-08/14/96         508,097
     Tosco Corp.                      12/10/96-12/20/96         607,669

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER -- Investment transactions are accounted for on the trade date.

3.   SHARES OF BENEFICIAL INTEREST

The Declaration of Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                                                 ---------------------
                                                                    1996        1995
                                                                 ---------   ---------
Shares sold                                                      3,296,405   2,677,407
---------------------------------------------------------------
Shares issued to shareholders in payment of                        180,323      52,774
---------------------------------------------------------------
Shares redeemed distributions declared                            (785,968)   (143,617)
---------------------------------------------------------------  ---------   ---------
  Net change resulting from share transactions                   2,690,760   2,586,564
---------------------------------------------------------------  =========   =========

4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

     ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

FEDERATED UTILITY FUND II
--------------------------------------------------------------------------------

     ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $49,266 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five-year period following effective date. For the period ended December 31, 1996, the Fund paid $9,853 pursuant to this agreement.

     GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

PURCHASES                                                            $59,634,640
-------------------------------------------------------------------  ===========
SALES                                                                $29,860,077
-------------------------------------------------------------------  ===========

6.   CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 1996, the diversification of countries was as follows:

                    PERCENTAGE OF
COUNTRY               NET ASSETS
------------------  -------------
Brazil                   1.1%
China                    0.8%
Italy                    1.3%
Korea                    0.9%
Peru                     0.4%
Spain                    0.7%
United Kingdom           2.3%

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund II, (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES                              OFFICERS
--------------------------------------------------------------------------------

John F. Donahue                       John F. Donahue
                                        Chairman
Thomas G. Bigley
                                      J. Christopher Donahue
John T. Conroy, Jr.                     President

William J. Copeland                   Edward C. Gonzales
                                        Executive Vice President
J. Christopher Donahue
                                      John W. McGonigle
James E. Dowd                           Executive Vice President, Treasurer,
                                         and Secretary

Lawrence D. Ellis, M.D.               Richard B. Fisher
                                        Vice President
Edward L. Flaherty, Jr.
                                      S. Elliott Cohan
Peter E. Madden                       Assistant Secretary

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts





Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            [LETTERHEAD OF FEDERATED UTILITY FUND II APPEARS HERE]

                                                      Federated Insurance Series



[LOGO OF FEDERATED INVESTORS]                ___________________________________

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________

PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------


Dear Fellow Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

Federated High Income Bond Fund II not only withstood a difficult environment for bonds during the period, it performed well, as high-yield bonds outperformed other types of bonds.* The rising economy tended to improve the earnings and cash flow of companies that issue high-yield bonds.

The fund also benefited from expert security selection and broad diversification across more than 200 high-yield bonds representing the entire business and industrial spectrum.

Contributing to the fund's strong 12-month total return of 14.31% were income distributions of $0.88 per share and a 5% increase in net asset value for the period ended December 31, 1996.** Over the period, fund assets more than tripled to reach $66 million.

Thank you for participating in the income opportunities of high-yield corporate bonds through Federated High Income Bond Fund II. We trust you were pleased with the income and total performance generated by your investment. As always, we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
February 15, 1997

* Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

** Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------


MANAGEMENT DISCUSSION AND ANALYSIS

During 1996, the high yield bond market delivered very attractive returns to investors. The recession that many economic forecasters expected to begin in 1996 failed to materialize. Instead, the domestic economy continued its pattern of moderate economic growth coupled with low inflation. In this environment, stock prices rose while high quality bond prices fell as interest rates, in response to the stronger economic growth, moved higher. However, high-yield bond prices actually increased as the better than expected economic environment, which reduced investors' fears of negative credit outcomes, offset the general rise in interest rates. For example, the yield spread between the First Boston High Yield Index* and Treasuries narrowed from 484 basis points to 355 basis points during the year, more than offsetting the approximately 85 basis point rise in the rate for 10-year Treasury securities. The technical environment for high-yield bonds was also very strong during the year. Over $70 billion worth of new issues were easily absorbed by strong demand. Moderate economic growth, low default rates, and strong demand resulted in superior performance for high-yield bonds relative to high quality bonds. For example, the Lehman Brothers High Yield Bond Index** returned 11.35% while the Lehman Brothers Aggregate Bond Index***, a measure of high quality bond performance, returned 3.63%.

Federated High Income Bond Fund II outperformed the Lehman Brothers High Yield Bond Index** during 1996 returning 14.31% versus 11.35% for the Index. Several factors were responsible for the fund's strong performance. First, the fund had a greater portion of its assets allocated to the single B sector than the Index. Given the general rise in interest rates, the more credit sensitive single B sector outperformed the more interest rate sensitive double B sector by over 450 basis points. The fund also benefited by substantial merger and acquisition activity involving high-yield issuers. For example, Continental Cablevision, Pace Industries, Motor Wheel, Park Communications and TransOcean Container were all acquired by stronger entities during the year. In most cases the securities held by the fund were subsequently retired at very attractive prices. The fund also benefited from its underweight position in the restaurant sector which performed poorly during the year. Finally, the fund benefited from good security selection during the period as deteriorating credit situations were minimal. On the negative side, the fund's underweight in specialty retail and gaming hurt performance as these sectors outperformed the overall market. Also, the fund's overweight in the broadcasting sector negatively impacted performance.

As we look out into 1997 we remain optimistic on the outlook for high-yield securities. We believe that economic growth will continue to be moderate, inflation will remain under control and interest rates should remain in a trading range. From a macro-economic standpoint this is a very attractive scenario for high-yield securities as issuer creditworthiness should remain at acceptable levels. The technical environment is also attractive. Demand for high-yield securities should continue to be strong. We believe these two factors will result in a narrowing of the yield spread or risk premium between high-yield bonds and Treasuries. However, the yield spread between high-yield bonds and Treasuries ended 1996 at its low point for this economic cycle. This has two implications. First, the relative total return advantage of highyield bonds over high quality bonds will probably not approach the roughly 775 basis points advantage experienced in 1996. Second, individual companies which do not meet expectations will be dealt with harshly by the market as current spread levels leave little room for disappointment.

* First Boston High Yield Index is an unmanaged trader priced portfolio constructed to mirror the public high-yield debt market. Investments cannot be made in an index.

** Lehman Brothers High Yield Bond Index is an unmanaged index which includes fixed rate, public nonconvertible, non-investment grade issues that are rated Ba1 or lower by Moody's Investor Service. Investments cannot be made in an index.

*** Lehman Brothers Aggregate Bond Index is an unmanaged total return index measuring both the capital price changes and income provided by the underlying universe of securities, weighted by market value outstanding. Investments cannot be made in an index.

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN THE FEDERATED HIGH INCOME BOND FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated High Income Bond Fund II (the "Fund") from March 1, 1994 (start of performance) to December 31, 1996, compared to the Lehman Brothers Single B Rated Index (LBSBRI),+ and the Lipper High Current Yield Funds Average (LHCYFA).++

GRAPHIC REPRESENTATION OMITTED SEE APPENDIX A

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
1 Year                                               14.31%
Start of Performance (3/1/94)                        10.48%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBRI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The LBSBRI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED HIGH INCOME BOND FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                      VALUE
-----------        ----------------------------------------------------------------------  ------------
CORPORATE BONDS -- 95.4%
-----------------------------------------------------------------------------------------
                  AEROSPACE & DEFENSE -- 0.2%
                  -----------------------------------------------------------------------
 $  150,000       Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                             $  160,125
                  -----------------------------------------------------------------------   ------------
                  AUTOMOTIVE -- 3.1%
                  -----------------------------------------------------------------------
    300,000       Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                    336,750
                  -----------------------------------------------------------------------
     75,000   (a) Blue Bird Body Co., Sr. Sub. Note, 10.75%, 11/15/2006                           78,562
                  -----------------------------------------------------------------------
    550,000       Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006                605,000
                  -----------------------------------------------------------------------
    350,000       Exide Corp., Sr. Note, 10.00%, 4/15/2005                                       365,750
                  -----------------------------------------------------------------------
     75,000       JPS Automotive Products Corp., Sr. Note, 11.125%, 6/15/2001                     80,812
                  -----------------------------------------------------------------------
    350,000       Lear Corp., Sub. Note, 9.50%, 7/15/2006                                        376,250
                  -----------------------------------------------------------------------
    100,000       Lear Seating Corp., Sr. Sub. Note, 11.25%, 7/15/2000                           102,500
                  -----------------------------------------------------------------------
    100,000       Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                 101,250
                  -----------------------------------------------------------------------
     50,000    (a)Safelite Glass Corp., Sr. Sub. Note, 9.875%, 12/15/2006                         51,625
                  -----------------------------------------------------------------------   ------------
                    Total                                                                      2,098,499
                  -----------------------------------------------------------------------   ------------
                  BANKING -- 1.5%
    700,000    (a)First Nationwide Escrow Corp., Sr. Sub. Note, 10.625%, 10/1/2003               756,000
                  -----------------------------------------------------------------------
    200,000       First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                   226,500
                  -----------------------------------------------------------------------   ------------
                    Total                                                                        982,500
                  -----------------------------------------------------------------------   ------------
                  BEVERAGE & TOBACCO -- 1.1%
                  -----------------------------------------------------------------------
    100,000    (a)Delta Beverage Group Inc., Sr. Note, 9.75%, 12/15/2003                         103,000
                  -----------------------------------------------------------------------
    250,000       Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                                        261,250
                  -----------------------------------------------------------------------
    400,000       Dr. Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%, 2/15/2003         379,000
                  -----------------------------------------------------------------------   ------------
                    Total                                                                        743,250
                  -----------------------------------------------------------------------   ------------
                  BROADCAST RADIO & TV -- 7.3%
                  -----------------------------------------------------------------------
     90,000       Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                  101,700
                  -----------------------------------------------------------------------
    250,000       Chancellor Broadcasting Co., Sr. Sub. Note, 9.375%, 10/1/2004                  253,125
                  -----------------------------------------------------------------------
    250,000       Granite Broadcasting Corp., Sr. Sub. Note, 10.375%, 5/15/2005                  257,500
                  -----------------------------------------------------------------------
    675,000       Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006                          652,219
                  -----------------------------------------------------------------------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                     VALUE
------------   ------------------------------------------------------------------------     ---------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
               BROADCAST RADIO & TV -- CONTINUED
               ------------------------------------------------------------------------
 $  250,000    Jacor Communications, Inc., Sr. Sub. Note, 9.75%, 12/15/2006                $  256,875
               ------------------------------------------------------------------------
    300,000    Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006                        309,750
               ------------------------------------------------------------------------
    200,000    NWCG Holding Corp., Sr. Disc. Note, 13.50% accrual, 6/15/1999                  167,500
               ------------------------------------------------------------------------
    125,000    Park Communications, Inc., Sr. Note, 13.75%, 5/15/2004                         141,875
               ------------------------------------------------------------------------
    300,000    Pegasus Media, Note, 12.50%, 7/1/2005                                          325,500
               ------------------------------------------------------------------------
    400,000    SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                        431,000
               ------------------------------------------------------------------------
    525,000    SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006                       555,188
               ------------------------------------------------------------------------
    150,000    Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 12/15/2003                    153,750
               ------------------------------------------------------------------------
    425,000    Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                     435,625
               ------------------------------------------------------------------------
     50,000    Sullivan Broadcast Holdings Inc., Deb., 13.25%, 12/15/2006                      46,250
               ------------------------------------------------------------------------
    400,000    Sullivan Broadcast Holdings Inc., Sr. Sub. Note, 10.25%, 12/15/2005            406,000
               ------------------------------------------------------------------------
    375,000    Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                    390,000
               ------------------------------------------------------------------------     ---------
                 Total                                                                      4,883,857
               ------------------------------------------------------------------------     ---------
               BUILDING & DEVELOPMENT -- 0.2%
               ------------------------------------------------------------------------
    150,000 (a)Building Materials Corporation of America, Sr. Note, 8.625%,
               ------------------------------------------------------------------------
               12/15/2006                                                                     150,000
               ------------------------------------------------------------------------     ---------
               BUSINESS EQUIPMENT & SERVICES -- 3.0%
               ------------------------------------------------------------------------
    500,000    Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                                  553,750
               ------------------------------------------------------------------------
    400,000    Monarch Acquisition Corp., Sr. Note, 12.50%, 7/1/2003                          470,000
               ------------------------------------------------------------------------
    500,000 (a)Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006                  525,000
               ------------------------------------------------------------------------
    400,000    United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                  446,000
               ------------------------------------------------------------------------     ---------
                 Total                                                                      1,994,750
               ------------------------------------------------------------------------     ---------
               CABLE TELEVISION -- 10.4%
               ------------------------------------------------------------------------
    200,000 (a)Australis Holdings Pty Limited, Unit, 0/15.00%, 11/1/2002                      116,000
               ------------------------------------------------------------------------
    275,000    Australis Media Limited, Unit, 0/15.75%, 5/15/2003                             162,250
               ------------------------------------------------------------------------
    550,000    Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                       484,000
               ------------------------------------------------------------------------
    200,000    CF Cable TV, Inc., Sr. Secd. 2nd Priority Note, 11.625%, 2/15/2005             233,500
               ------------------------------------------------------------------------
    300,000    CS Wireless Systems, Inc., Sr. Disc. Note, 0/11.375%, 3/1/2006                 109,500

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                    VALUE
------------   ------------------------------------------------------------------------    ---------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
               CABLE TELEVISION -- CONTINUED
 $  150,000    Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013                 $  148,125
               ------------------------------------------------------------------------
    100,000    Cablevision Systems Corp., Sr. Sub. Note, 10.50%, 5/15/2016                    103,375
               ------------------------------------------------------------------------
    100,000    Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005                      99,000
               ------------------------------------------------------------------------
    400,000    Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006                    412,000
               ------------------------------------------------------------------------
    275,000    Charter Communications Southeast, L.P., Sr. Note, 11.25%, 3/15/2006            286,344
               ------------------------------------------------------------------------
    475,000    Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                                   337,250
               ------------------------------------------------------------------------
    250,000    Diamond Cable Co., Sr. Disc. Note, 0/11.75%, 12/15/2005                        178,125
               ------------------------------------------------------------------------
    500,000    EchoStar Satellite Broadcasting Corp., Sr. Disc. Note, 0/13.125%,
               3/15/2004                                                                      380,000
               ------------------------------------------------------------------------
    475,000    International Cabletel, Inc., Sr. Disc. Note, 0/12.75%, 4/15/2005              356,250
               ------------------------------------------------------------------------
    675,000    International Cabletel, Inc., Sr. Disc. Note, 0/11.50%, 2/1/2006               460,687
               ------------------------------------------------------------------------
    400,000    Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                         441,000
               ------------------------------------------------------------------------
    200,000    Lenfest Communications Inc., Sr. Sub. Note, 10.50%, 6/15/2006                  211,000
               ------------------------------------------------------------------------
    350,000    Peoples Choice TV Corp., Unit, 0/13.125%, 6/1/2004                             150,500
               ------------------------------------------------------------------------
    250,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
               12/1/2007                                                                      266,875
               ------------------------------------------------------------------------
    200,000    Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note, 10.00%,
               3/15/2005                                                                      214,500
               ------------------------------------------------------------------------
    150,000    Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%, 12/1/2015                162,000
               ------------------------------------------------------------------------
  1,450,000    TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                            1,009,563
               ------------------------------------------------------------------------
    650,000    UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006                     341,250
               ------------------------------------------------------------------------
    150,000    Wireless One, Inc., Sr. Note, 13.00%, 10/15/2003                               147,000
               ------------------------------------------------------------------------
    100,000    Wireless One, Inc., Unit, 0/13.50%, 8/1/2006                                    49,000
               ------------------------------------------------------------------------    ----------
                 Total                                                                      6,859,094
               ------------------------------------------------------------------------    ----------
               CHEMICALS & PLASTICS -- 5.7%
               ------------------------------------------------------------------------
    175,000    Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                   194,250
               ------------------------------------------------------------------------
    350,000 (a)Astor Corp., Sr. Sub. Note, 10.50%, 10/15/2006                                 362,687
               ------------------------------------------------------------------------
    300,000    Buckeye Cellulose Corp., Sr. Sub. Note, 9.25%, 9/15/2008                       311,250
               ------------------------------------------------------------------------
    250,000    Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                       283,125

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                     VALUE
------------   ------------------------------------------------------------------------    ----------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
               CHEMICALS & PLASTICS -- CONTINUED
               ------------------------------------------------------------------------
 $   50,000    Foamex L.P., Sr. Note, 11.25%, 10/1/2002                                    $   53,500
               ------------------------------------------------------------------------
    250,000    Foamex L.P., Sr. Sub. Deb., 11.875%, 10/1/2004                                 270,312
               ------------------------------------------------------------------------
    500,000    Harris Chemical North America, Inc., Sr. Note, 10.25% 7/15/2001                525,000
               ------------------------------------------------------------------------
    500,000 (a)ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                                 510,000
               ------------------------------------------------------------------------
    383,000    Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                               417,470
               ------------------------------------------------------------------------
    450,000    RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005                         383,063
               ------------------------------------------------------------------------
    425,000    Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%, 8/15/2008         246,500
               ------------------------------------------------------------------------
     75,000    Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006                      79,500
               ------------------------------------------------------------------------
    150,000    Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                    150,375
               ------------------------------------------------------------------------    ----------
                 Total                                                                      3,787,032
               ------------------------------------------------------------------------    ----------
               CLOTHING & TEXTILES -- 2.0%
               ------------------------------------------------------------------------
    250,000 (a)Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                             261,563
               ------------------------------------------------------------------------
  1,000,000    WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                   1,037,500
               ------------------------------------------------------------------------    ----------
                 Total                                                                      1,299,063
               ------------------------------------------------------------------------    ----------
               CONSUMER PRODUCTS -- 3.3%
               ------------------------------------------------------------------------
    400,000    American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005                          424,500
               ------------------------------------------------------------------------
    150,000    Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                            162,187
               ------------------------------------------------------------------------
    150,000    Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                165,750
               ------------------------------------------------------------------------
    450,000 (a)ICON Fitness Corp., Sr. Disc. Note, 0/13.00%, 11/15/2006                       242,437
               ------------------------------------------------------------------------
    150,000    ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                  170,437
               ------------------------------------------------------------------------
    525,000    Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                523,688
               ------------------------------------------------------------------------
    100,000 (a)Rayovac Corp., Sr. Sub. Note, 10.25%, 11/1/2006                                103,875
               ------------------------------------------------------------------------
    450,000    Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                                  475,875
               ------------------------------------------------------------------------    ----------
                 Total                                                                      2,268,749
               ------------------------------------------------------------------------    ----------
               CONTAINER & GLASS PRODUCTS -- 2.8%
               ------------------------------------------------------------------------
    575,000    Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                          603,750
               ------------------------------------------------------------------------
    450,000    Owens-Illinois, Inc., Sr. Sub. Note, 9.95%, 10/15/2004                         478,125
               ------------------------------------------------------------------------
    300,000    Packaging Resources Inc., Sr. Note, 11.625%, 5/1/2003                          318,000

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                        VALUE
------------   ------------------------------------------------------------------------       ---------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
                  CONTAINER & GLASS PRODUCTS -- CONTINUED
                  ------------------------------------------------------------------------
$   300,000    (a)Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006               $  311,250
                  ------------------------------------------------------------------------
    100,000    (a)U.S. Can Corp., Sr. Sub. Note, 10.125%, 10/15/2006                            105,250
                  ------------------------------------------------------------------------   ----------
                    Total                                                                     1,816,375
                  ------------------------------------------------------------------------   ----------
                  COSMETICS & TOILETRIES -- 1.1%
                  ------------------------------------------------------------------------
     50,000       Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001                         51,313
                  ------------------------------------------------------------------------
    625,000       Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%, 2/15/2003              657,813
                  ------------------------------------------------------------------------   ----------
                    Total                                                                       709,126
                  ------------------------------------------------------------------------   ----------
                  ECOLOGICAL SERVICES & EQUIPMENT -- 1.1%
                  ------------------------------------------------------------------------
    450,000    (a)Allied Waste North America, Inc., Sr. Sub. Note, 10.25%, 12/1/2006            473,625
                  ------------------------------------------------------------------------
    200,000       ICF Kaiser International, Inc., Sr. Sub. Note, 13.00%, 12/31/2003             189,000
                  ------------------------------------------------------------------------
    225,000    (b)Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%, 2/15/2003             90,000
                  ------------------------------------------------------------------------   ----------
                    Total                                                                       752,625
                  ------------------------------------------------------------------------   ----------
                  ELECTRONICS -- 0.5%
                  ------------------------------------------------------------------------
    275,000       Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%, 8/1/2003                299,750
                  ------------------------------------------------------------------------   ----------
                  FINANCIAL INTERMEDIARIES -- 0.5%
                  ------------------------------------------------------------------------   ----------
    300,000       ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                             310,125
                  ------------------------------------------------------------------------   ----------
                  FOOD & DRUG RETAILERS -- 2.7%
                  ------------------------------------------------------------------------
    375,000       Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005                   399,844
                  ------------------------------------------------------------------------
    550,000       Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                              585,750
                  ------------------------------------------------------------------------
    175,000       Ralph's Grocery Co., Sr. Sub. Note, 11.00%, 6/15/2005                         184,625
                  ------------------------------------------------------------------------
    525,000       Smith's Food & Drug Centers, Inc., Sr. Sub. Note, 11.25%, 5/15/2007           581,438
                  ------------------------------------------------------------------------   ----------
                    Total                                                                     1,751,657
                  ------------------------------------------------------------------------   ----------
                  FOOD PRODUCTS -- 2.6%
                  ------------------------------------------------------------------------
    250,000       Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                    260,000
                  ------------------------------------------------------------------------
    650,000    (a)International Home Foods, Inc., Sr. Sub. Note, 10.375%, 11/1/2006             679,250
                  ------------------------------------------------------------------------
    100,000       PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003                        103,750
                  ------------------------------------------------------------------------
    200,000       Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                           189,000
                  ------------------------------------------------------------------------
    100,000       Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003                        76,500
                  ------------------------------------------------------------------------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                     VALUE
------------   ------------------------------------------------------------------------     ----------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
               FOOD PRODUCTS -- CONTINUED
               ------------------------------------------------------------------------
 $ 350,000     Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                        $  387,625
               ------------------------------------------------------------------------     ----------
                 Total                                                                       1,696,125
               ------------------------------------------------------------------------     ----------
               FOOD SERVICES -- 0.2%
               ------------------------------------------------------------------------
   100,000     Americold Corp., Sr. Sub. Note, 12.875%, 5/1/2008                               103,500
               ------------------------------------------------------------------------     ----------
               FOREST PRODUCTS -- 3.5%
               ------------------------------------------------------------------------
    50,000     Container Corp. of America, Sr. Note, 11.25%, 5/1/2004                           54,562
               ------------------------------------------------------------------------
   100,000     Container Corp. of America, Sr. Note, 9.75%, 4/1/2003                           105,500
               ------------------------------------------------------------------------
   300,000     Four M Corp., Sr. Note, 12.00%, 6/1/2006                                        315,000
               ------------------------------------------------------------------------
   200,000     Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
               4/15/2005                                                                       210,000
               ------------------------------------------------------------------------
   550,000     Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008                 511,500
               ------------------------------------------------------------------------
   500,000     S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                             540,625
               ------------------------------------------------------------------------
   100,000     Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                              105,750
               ------------------------------------------------------------------------
   150,000     Stone Container Corp., Sr. Note, 11.875%, 8/1/2016                              159,000
               ------------------------------------------------------------------------
   300,000  (a)Uniforet Inc., Sr. Note, 11.125%, 10/15/2006                                    280,500
               ------------------------------------------------------------------------    -----------
                 Total                                                                       2,282,437
               ------------------------------------------------------------------------    -----------
               HEALTHCARE -- 3.3%
               ------------------------------------------------------------------------
   675,000     Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006                      734,062
               ------------------------------------------------------------------------
   250,000  (a)Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%, 10/1/2006                  258,125
               ------------------------------------------------------------------------
   200,000     Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%, 6/15/2005                  211,500
               ------------------------------------------------------------------------
   150,000  (a)Prime Succession Acquisition Corp., Sr. Sub. Note, 10.75%, 8/15/2004            163,125
               ------------------------------------------------------------------------
   100,000  (a)Rose Hills Acquisition Corp., Sr. Sub. Note, 9.50%, 11/15/2004                  102,500
               ------------------------------------------------------------------------
   650,000     Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                        721,500
               ------------------------------------------------------------------------     ----------
                 Total                                                                       2,190,812
               ------------------------------------------------------------------------     ----------
               HOTELS, MOTELS, INNS & CASINOS -- 0.6%
               ------------------------------------------------------------------------
   350,000     Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008                         371,875
               ------------------------------------------------------------------------     ----------
               INDUSTRIAL PRODUCTS & EQUIPMENT -- 4.0%
               ------------------------------------------------------------------------
   400,000     Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                448,000
               ------------------------------------------------------------------------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                   VALUE
-------------  ------------------------------------------------------------------------   ----------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
               INDUSTRIAL PRODUCTS & EQUIPMENT -- CONTINUED
               ------------------------------------------------------------------------
$  400,000  (a)Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006                $  416,000
               ------------------------------------------------------------------------
   150,000     Fairfield Manufacturing Co., Inc., Sr. Sub. Note, 11.375%, 7/1/2001           157,500
               ------------------------------------------------------------------------
   250,000  (a)Hawk Corp., Sr. Note, 10.25%, 12/1/2003                                       256,250
               ------------------------------------------------------------------------
   250,000     IMO Industries, Inc., Sr. Sub. Note, 11.75%, 5/1/2006                         235,000
               ------------------------------------------------------------------------
   300,000  (a)International Knife & Saw, Inc., Sr. Sub. Note, 11.375%, 11/15/2006           310,500
               ------------------------------------------------------------------------
   100,000     Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%, 8/15/2005           96,500
               ------------------------------------------------------------------------
   250,000     Mettler-Toledo, Inc., Sr. Sub. Note, 9.75%, 10/1/2006                         264,375
               ------------------------------------------------------------------------
   500,000     Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003                         511,250
               ------------------------------------------------------------------------   ----------
                 Total                                                                     2,695,375
               ------------------------------------------------------------------------   ----------
               LEISURE & ENTERTAINMENT -- 4.2%
               ------------------------------------------------------------------------
   650,000     AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006                     430,625
               ------------------------------------------------------------------------
   100,000     AMF Group, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                            105,750
               ------------------------------------------------------------------------
   300,000     Cobblestone Golf Group, Inc., Sr. Note, 11.50%, 6/1/2003                      313,875
               ------------------------------------------------------------------------
   150,000     Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                              164,625
               ------------------------------------------------------------------------
   875,000     Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005               831,250
               ------------------------------------------------------------------------
   925,000     Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                                      898,406
               ------------------------------------------------------------------------   ----------
                 Total                                                                     2,744,531
               ------------------------------------------------------------------------   ----------
               MACHINERY & EQUIPMENT -- 2.3%
               ------------------------------------------------------------------------
   500,000     Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003                        528,750
               ------------------------------------------------------------------------
   350,000  (a)Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006                   364,875
               ------------------------------------------------------------------------
   233,000     Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                 266,785
               ------------------------------------------------------------------------
   350,000  (a)Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                                373,625
               ------------------------------------------------------------------------   ----------
                 Total                                                                     1,534,035
               ------------------------------------------------------------------------   ----------
               METALS & MINING -- 0.8%
               ------------------------------------------------------------------------
   500,000     Royal Oak Mines, Sr. Sub. Note, 11.00%, 8/15/2006                             510,000
               ------------------------------------------------------------------------   ----------
               OIL & GAS -- 3.9%
               ------------------------------------------------------------------------
   500,000  (a)Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004                          536,250
               ------------------------------------------------------------------------
   100,000     Falcon Drilling Co., Inc., Sr. Note, 8.875%, 3/15/2003                        101,625
               ------------------------------------------------------------------------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                    VALUE
-----------    ------------------------------------------------------------------------   ----------
CORPORATE BONDS -- CONTINUED
--------------------------------------------------------------------------------------
               OIL & GAS -- CONTINUED
               ------------------------------------------------------------------------
$  150,000     Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                      $  157,875
               ------------------------------------------------------------------------
    50,000     Falcon Drilling Co., Inc., Sr. Sub. Note, 12.50%, 3/15/2005                    56,062
               ------------------------------------------------------------------------
   450,000     Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%, 11/1/2006             470,250
               ------------------------------------------------------------------------
   100,000     Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003                      104,500
               ------------------------------------------------------------------------
   275,000  (a)HS Resources, Inc., Sr. Sub. Note, 9.25%, 11/15/2006                          283,937
               ------------------------------------------------------------------------
    50,000     HS Resources, Inc., Sr. Sub. Note, 9.875%, 12/1/2003                           52,500
               ------------------------------------------------------------------------
   250,000     Mesa Operating Company, Sr. Sub. Disc. Note, 0/11.625%, 7/1/2006              173,750
               ------------------------------------------------------------------------
   100,000     Mesa Operating Company, Sr. Sub. Note, 10.625%, 7/1/2006                      109,000
               ------------------------------------------------------------------------
   475,000     United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                     523,688
               ------------------------------------------------------------------------   ----------
                 Total                                                                     2,569,437
               ------------------------------------------------------------------------   ----------
               PRINTING & PUBLISHING -- 2.7%
               ------------------------------------------------------------------------
   750,000     Affiliated Newspaper Investments, Inc., Sr. Disc. Note, 0/13.25%,
               7/1/2006                                                                      618,750
               ------------------------------------------------------------------------
   150,000     Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                164,250
               ------------------------------------------------------------------------
   300,000     Hollinger International Publishing, Inc., Sr. Sub. Note, 9.25%, 2/1/2006      298,125
               ------------------------------------------------------------------------
   250,000     K-III Communications Corp., Company Guarantee, Series B, 8.50%,
               2/1/2006                                                                      246,563
               ------------------------------------------------------------------------
   450,000  (a)Petersen Publishing Co., L.L.C., Sr. Sub. Note, 11.125%, 11/15/2006           471,375
               ------------------------------------------------------------------------   ----------
                 Total                                                                     1,799,063
               ------------------------------------------------------------------------   ----------
               REAL ESTATE -- 0.8%
               ------------------------------------------------------------------------
   500,000     Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                            553,125
               ------------------------------------------------------------------------   ----------
               RETAILERS -- 0.7%
               ------------------------------------------------------------------------
   425,000     Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                        437,750
               ------------------------------------------------------------------------   ----------
               SERVICES -- 1.4%
               ------------------------------------------------------------------------
   300,000     Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                                  324,750
               ------------------------------------------------------------------------
   400,000  (a)Intertek Finance PLC, Sr. Sub. Note, 10.25%, 11/1/2006                        418,000
               ------------------------------------------------------------------------
   200,000  (a)Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                             208,500
               ------------------------------------------------------------------------   ----------
                 Total                                                                       951,250
               ------------------------------------------------------------------------   ----------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                    VALUE
-------------  ------------------------------------------------------------------------   ----------
CORPORATE BONDS -- CONTINUED
---------------------------------------------------------------------------------------
               STEEL -- 2.8%
               ------------------------------------------------------------------------
$  275,000     Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004                $  284,625
               ------------------------------------------------------------------------
    50,000     Armco, Inc., Sr. Note, 9.375%, 11/1/2000                                       50,875
               ------------------------------------------------------------------------
   100,000     Bar Technologies, Inc., Company Guarantee, 13.50%, 4/1/2001                   102,750
               ------------------------------------------------------------------------
   300,000     Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                            277,500
               ------------------------------------------------------------------------
   400,000     EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                376,000
               ------------------------------------------------------------------------
   300,000     GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004               313,125
               ------------------------------------------------------------------------
   225,000     GS Technologies Operating Co., Inc., Sr. Note, 12.25%, 10/1/2005              236,812
               ------------------------------------------------------------------------
   200,000     Republic Engineered Steel, Inc., 1st Mtg. Note, 9.875%, 12/15/2001            188,250
               ------------------------------------------------------------------------  -----------
                 Total                                                                     1,829,937
               ------------------------------------------------------------------------  -----------
               SURFACE TRANSPORTATION -- 3.3%
               ------------------------------------------------------------------------
   425,000     AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005              429,250
               ------------------------------------------------------------------------
   250,000     Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                         276,250
               ------------------------------------------------------------------------
   300,000     Great Dane Holdings, Inc., Sr. Sub. Deb., 12.75%, 8/1/2001                    302,250
               ------------------------------------------------------------------------
   400,000  (a)Statia Terminals, 1st Mtg. Note, 11.75%, 11/15/2003                           412,000
               ------------------------------------------------------------------------
   500,000     Stena AB, Sr. Note, 10.50%, 12/15/2005                                        542,500
               ------------------------------------------------------------------------
   200,000     Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                193,000
               ------------------------------------------------------------------------   ----------
                 Total                                                                     2,155,250
               ------------------------------------------------------------------------   ----------
               TELECOMMUNICATIONS & CELLULAR -- 9.7%
               ------------------------------------------------------------------------
   350,000     American Communications Services Inc., Sr. Disc. Note, 0/12.75%,
               4/1/2006                                                                      197,750
               ------------------------------------------------------------------------
   250,000     Arch Communications Group, Inc., Sr. Disc. Note, 0/10.875%,
               3/15/2008                                                                     144,375
               ------------------------------------------------------------------------
   500,000     Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%, 3/1/2006            335,000
               ------------------------------------------------------------------------
   550,000  (a)Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/11.875%, 11/1/2006           352,000
               ------------------------------------------------------------------------
   375,000     Cellular Communications International, Inc., Sr. Disc. Note, 13.25%
               accrual, 8/15/2000                                                            261,562
               ------------------------------------------------------------------------
   100,000     Fonorola, Inc., Sr. Secd. Note, 12.50%, 8/15/2002                             109,375
               ------------------------------------------------------------------------
   850,000     Intermedia Communications of Florida, Inc., Sr. Disc. Note, 0/12.50%,
               5/15/2006                                                                     563,125
               ------------------------------------------------------------------------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                                                    VALUE
------------   -----------------------------------------------------------------------    -----------
CORPORATE BONDS -- CONTINUED
--------------------------------------------------------------------------------------
               TELECOMMUNICATIONS & CELLULAR -- CONTINUED
               -----------------------------------------------------------------------
$  750,000     Millicom International Cellular S. A., Sr. Disc. Note, 0/13.50%,
               6/1/2006                                                                   $   466,875
               -----------------------------------------------------------------------
   175,000     NEXTEL Communications, Inc., Sr. Disc. Note, 0/11.50%, 9/1/2003                136,938
               -----------------------------------------------------------------------
   450,000     NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%, 8/15/2004                308,813
               -----------------------------------------------------------------------
   250,000     Nextlink Communications, L.L.C., Sr. Note, Series AI, 12.50%,
               4/15/2006                                                                      269,375
               -----------------------------------------------------------------------
   250,000     Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008                        254,063
               -----------------------------------------------------------------------
   375,000     Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007                         383,906
               -----------------------------------------------------------------------
   400,000     PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                       373,000
               -----------------------------------------------------------------------
   100,000     PhoneTel Technologies, In, Sr. Note, 12.00%, 12/15/2006                        103,750
               -----------------------------------------------------------------------
   450,000     Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                             466,875
               -----------------------------------------------------------------------
   775,000     Teleport Communications Group, Inc., Sr. Disc. Note, 0/11.125%,
               7/1/2007                                                                       536,688
               -----------------------------------------------------------------------
    75,000     Teleport Communications Group, Inc., Sr. Note, 9.875%, 7/1/2006                 80,438
               -----------------------------------------------------------------------
   350,000     USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                     332,500
               -----------------------------------------------------------------------
   700,000     Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006                       708,750
               -----------------------------------------------------------------------   ------------
                 Total                                                                      6,385,158
               -----------------------------------------------------------------------   ------------
               UTILITIES -- 2.0%
               -----------------------------------------------------------------------
    75,000     CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                                 77,437
               -----------------------------------------------------------------------
   800,000     California Energy Co., Inc., Sr. Disc. Note, 0/10.25%, 1/15/2004               848,000
               -----------------------------------------------------------------------
   350,000     El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011                           372,393
               -----------------------------------------------------------------------   ------------
                 Total                                                                      1,297,830
               -----------------------------------------------------------------------   ------------
               TOTAL CORPORATE BONDS (IDENTIFIED COST $60,744,333)                         62,974,067
               -----------------------------------------------------------------------   ------------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

  SHARES                                                                                     VALUE
----------     -----------------------------------------------------------------------    -----------
PREFERRED STOCKS -- 2.2%
--------------------------------------------------------------------------------------
               BROADCAST RADIO & TV -- 0.4%
               -----------------------------------------------------------------------
   2,500       Chancellor Broadcasting Co., PIK Pfd., 12.25%                              $   280,000
               -----------------------------------------------------------------------    -----------
               PRINTING & PUBLISHING -- 1.1%
               -----------------------------------------------------------------------
   3,450       K-III Communications Corp., Cumulative PIK Pfd., Series B, 11.625%             351,124
               -----------------------------------------------------------------------
   3,500       K-III Communications Corp., Pfd., Series D, $10.00                             343,875
               -----------------------------------------------------------------------    -----------
                 Total                                                                        694,999
               -----------------------------------------------------------------------    -----------
               TELECOMMUNICATIONS & CELLULAR -- 0.3%
               -----------------------------------------------------------------------
     165       PanAmSat Corp., PIK Pfd., 12.75%                                               201,887
               -----------------------------------------------------------------------    -----------
               UTILITIES -- 0.5%
               -----------------------------------------------------------------------
   2,710       El Paso Electric Co., PIK Pfd., Series A, 11.40%                               301,903
               -----------------------------------------------------------------------    -----------
                 TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,334,325)                        1,478,789
               -----------------------------------------------------------------------    -----------
COMMON STOCKS -- 0.1%
--------------------------------------------------------------------------------------
               BROADCAST RADIO & TV -- 0.1%
               -----------------------------------------------------------------------
   1,250       Park Communications, Inc., Warrants 5/6/2004                                    25,000
               -----------------------------------------------------------------------
      15    (a)Pegasus Media, Class B                                                           4,500
               -----------------------------------------------------------------------
     800       Sullivan Broadcast Holdings Inc., Class B                                        8,000
               -----------------------------------------------------------------------    -----------
                 Total                                                                         37,500
               -----------------------------------------------------------------------    -----------
               CABLE TELEVISION -- 0.0%
               -----------------------------------------------------------------------
      82    (a)CS Wireless Systems, Inc.                                                            0
               -----------------------------------------------------------------------
     450       Wireless One, Inc., Warrants 10/19/2000                                            450
               -----------------------------------------------------------------------    -----------
                 Total                                                                            450
               -----------------------------------------------------------------------    -----------
               CHEMICALS & PLASTICS -- 0.0%
               -----------------------------------------------------------------------
     425       Sterling Chemicals Holdings, Inc., Warrants 1/1/2008                            14,875
               -----------------------------------------------------------------------    -----------
               CONSUMER PRODUCTS -- 0.0%
               -----------------------------------------------------------------------
      50       Hosiery Corp. of America, Inc.                                                     275
               -----------------------------------------------------------------------    -----------
               ECOLOGICAL SERVICES & EQUIPMENT -- 0.0%
               -----------------------------------------------------------------------
     960       ICF Kaiser International, Inc., Warrants 12/31/1998                                480
               -----------------------------------------------------------------------    -----------
               FOOD & DRUG RETAILERS -- 0.0%
               -----------------------------------------------------------------------
     884       Grand Union Co.                                                                  4,420
               -----------------------------------------------------------------------    -----------

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT OR
   SHARES                                                                                    VALUE
-----------    -----------------------------------------------------------------------    -----------
COMMON STOCKS -- CONTINUED
--------------------------------------------------------------------------------------
               PRINTING & PUBLISHING -- 0.0%
               -----------------------------------------------------------------------
     50        Affiliated Newspaper                                                       $     3,000
               -----------------------------------------------------------------------    -----------
               STEEL -- 0.0%
               -----------------------------------------------------------------------
    100     (a)Bar Technologies, Inc., Warrants 4/1/2001                                        6,000
               -----------------------------------------------------------------------    -----------
               TELECOMMUNICATIONS & CELLULAR -- 0.0%
               -----------------------------------------------------------------------
    375        Cellular Communications International, Inc., Warrants 1/1/2001                   7,500
               -----------------------------------------------------------------------    -----------
                 TOTAL COMMON STOCKS (IDENTIFIED COST $68,983)                                 74,500
               -----------------------------------------------------------------------    -----------
(c)REPURCHASE AGREEMENT -- 0.4%
--------------------------------------------------------------------------------------
295,000        BT Securities Corporation, 6.90%, dated 12/31/1996, due 1/2/1997
               (AT AMORTIZED COST)                                                            295,000
               -----------------------------------------------------------------------    -----------
                 TOTAL INVESTMENTS (IDENTIFIED COST $62,442,641)(d)                       $64,822,356
               -----------------------------------------------------------------------    ===========


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1996, these securities amounted to $10,048,186 which represents 15% of net assets.

(b)  Non-income producing security.

     Mid-American Waste Systems, Inc.: On January 22, 1997, Mid-American filed for protection under Chapter 11 of the Bankruptcy Code. The company has agreed to be acquired by USA Waste Services, Inc. The timing and outcome of this potential transaction is uncertain.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $62,464,490. The net unrealized appreciation of investments on a federal tax basis amounts to $2,357,866 which is comprised of $2,882,306 appreciation and $524,440 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($66,043,310) at December 31, 1996.

The following acronym(s) are used throughout this portfolio:

GTD -- Guaranty
LLC -- Limited Liability Corporation
LP  -- Limited Partnership
PIK -- Payment in Kind
PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
---------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $62,442,641 and
tax cost $62,464,490)                                                                      $   64,822,356
---------------------------------------------------------------------------------------
Cash                                                                                               42,730
---------------------------------------------------------------------------------------
Income receivable                                                                               1,237,150
---------------------------------------------------------------------------------------
Receivable for shares sold                                                                        219,158
---------------------------------------------------------------------------------------    --------------
   Total assets                                                                                66,321,394
---------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------
Payable for investments purchased                                           $   236,309
----------------------------------------------------------------------
Payable for shares redeemed                                                      25,303
----------------------------------------------------------------------
Accrued expenses                                                                 16,472
---------------------------------------------------------------------       -----------
   Total liabilities                                                                              278,084
---------------------------------------------------------------------------------------    --------------
Net Assets for 6,450,008 shares outstanding                                                $   66,043,310
---------------------------------------------------------------------------------------    ==============
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------
Paid in capital                                                                               $63,269,852
---------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                      2,379,715
---------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                      283,948
---------------------------------------------------------------------------------------
Undistributed net investment income                                                               109,795
---------------------------------------------------------------------------------------    --------------
   Total Net Assets                                                                        $   66,043,310
---------------------------------------------------------------------------------------    ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------
$66,043,310 divide by 6,450,008 shares outstanding                                                 $10.24
---------------------------------------------------------------------------------------    ==============

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
----------------------------------------------------------------------
Dividends                                                                 $    19,194
----------------------------------------------------------------------
Interest                                                                    3,998,585
----------------------------------------------------------------------    ===========
 Total income                                                               4,017,779
----------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------
Investment advisory fee                                      $ 240,233
-----------------------------------------------------------
Administrative personnel and services fee                      125,000
-----------------------------------------------------------
Custodian fees                                                  26,616
-----------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses        13,777
-----------------------------------------------------------
Directors'/Trustees' fees                                        1,456
-----------------------------------------------------------
Auditing fees                                                   10,000
-----------------------------------------------------------
Legal fees                                                       2,831
-----------------------------------------------------------
Portfolio accounting fees                                       66,789
-----------------------------------------------------------
Share registration costs                                        12,095
-----------------------------------------------------------
Printing and postage                                            41,932
-----------------------------------------------------------
Insurance premiums                                               2,877
-----------------------------------------------------------
Miscellaneous                                                   13,884
-----------------------------------------------------------  ---------
 Total expenses                                                557,490
-----------------------------------------------------------
Waivers and reimbursements --
---------------------------------------------
 Waiver of investment advisory fee               $ (203,132)
---------------------------------------------
 Reimbursement of other operating expenses          (32,285)
---------------------------------------------    ----------
  Total waivers and reimbursements                            (235,417)
-----------------------------------------------------------  ---------
   Net expenses                                                              322,073
----------------------------------------------------------------------     ---------
    Net investment income                                                  3,695,706
----------------------------------------------------------------------     ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------
Net realized gain on investments                                             290,512
----------------------------------------------------------------------   -----------
Net change in unrealized appreciation of investments                       2,051,764
----------------------------------------------------------------------   -----------
   Net realized and unrealized gain on investments                         2,342,276
----------------------------------------------------------------------   -----------
    Change in net assets resulting from operations                       $ 6,037,982
----------------------------------------------------------------------   ===========

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED
                                                                                          DECEMBER 31,
                                                                                    ----------------------
                                                                                      1996          1995
                                                                                    -------       --------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------------------------
OPERATIONS --
---------------------------------------------------------------------------
Net investment income                                                           $  3,695,706   $   717,145
---------------------------------------------------------------------------
Net realized gain (loss) on investments ($290,512 and $8,035, net
gain, respectively, as computed for federal tax purposes)                            290,512         5,784
---------------------------------------------------------------------------
Net change in unrealized appreciation                                              2,051,764       493,099
---------------------------------------------------------------------------     ------------   -----------
   Change in net assets resulting from operations                                  6,037,982     1,216,028
---------------------------------------------------------------------------     ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS --
---------------------------------------------------------------------------
Distributions from net investment income                                          (3,613,374)     (687,618)
---------------------------------------------------------------------------     ------------   -----------
SHARE TRANSACTIONS --
---------------------------------------------------------------------------
Proceeds from sale of shares                                                      55,826,183    21,185,904
---------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                             3,612,247       686,601
---------------------------------------------------------------------------
Cost of shares redeemed                                                          (15,984,743)   (3,692,843)
---------------------------------------------------------------------------     ------------   -----------
   Change in net assets resulting from share transactions                         43,453,687    18,179,662
---------------------------------------------------------------------------     ------------   -----------
     Change in net assets                                                         45,878,295    18,708,072
---------------------------------------------------------------------------
NET ASSETS:
---------------------------------------------------------------------------
Beginning of period                                                               20,165,015     1,456,943
---------------------------------------------------------------------------     ------------   -----------
End of period (including undistributed net investment income
of $109,795 and $27,463, respectively)                                          $ 66,043,310   $20,165,015
---------------------------------------------------------------------------     ============   ===========

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          YEAR ENDED DECEMBER 31,
                                                                        --------------------------
                                                                         1996      1995    1994(a)
                                                                        ------    ------  --------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $  9.79  $   8.87  $   10.00
----------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------
  Net investment income                                                  0.88      0.85       0.75
----------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                 0.45      0.89      (1.12)
----------------------------------------------------------------      -------  --------  ---------
  Total from investment operations                                       1.33      1.74      (0.37)
----------------------------------------------------------------      -------  --------  ---------
LESS DISTRIBUTIONS
----------------------------------------------------------------
  Distributions from net investment income                              (0.88)    (0.82)     (0.75)
----------------------------------------------------------------
  Distributions in excess of net investment income(d)                      --        --      (0.01)
----------------------------------------------------------------      -------  --------  ---------
  Total distributions                                                   (0.88)    (0.82)     (0.76)
----------------------------------------------------------------      -------  --------  ---------
NET ASSET VALUE, END OF PERIOD                                        $ 10.24   $  9.79   $   8.87
----------------------------------------------------------------      =======  ========  =========
TOTAL RETURN(b)                                                         14.31%    20.38%     (3.73%)
----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------
  Expenses                                                               0.80%     0.80%      0.41%*
----------------------------------------------------------------
  Net investment income                                                  9.23%     9.27%      9.11%*
----------------------------------------------------------------
  Expense waiver/reimbursement(c)                                        0.59%     3.40%     10.01%*
----------------------------------------------------------------
 SUPPLEMENTAL DATA
----------------------------------------------------------------
  Net assets, end of period (000 omitted)                            $ 66,043   $20,165   $  1,457
----------------------------------------------------------------
  Portfolio turnover                                                       51%       48%        18%
----------------------------------------------------------------

  * Computed on an annualized basis.

(a) Reflects operations for the period from February 2, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (the start of business) to February 1, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

(See Notes which are an integral part of the Financial Statements)

FEDERATED HIGH INCOME BOND FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek high current income.

Effective April 15, 1996, the Board of Trustees (the "Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Corporate Bond Fund to Federated High Income Bond Fund II.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS -- Listed Corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

     FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

     Additional information on each restricted security held at December 31, 1996 is as follows:

                                                                   SECURITY                 FUND
                                                                  ACQUISITION            ACQUISITION
                                                                     DATE                   COST
                                                               -----------------        ---------------
    Abraxas Petroleum Corp.                                         11/5/96                $501,750
    Allied Waste North America, Inc.                                11/25/96                452,250
    Astor Corp.                                                     10/2/96                 351,625
    Australias Holdings Pty Limited                                 10/29/96                115,009
    Bar Technologies, Inc.                                          8/28/96                   5,588
    Blue Bird Body Co.                                              11/13/96                 74,771
    Brooks Fiber Properties Inc.                                    11/1/96                 315,064
    Building Materials Corporation of America                       12/4/96                 149,253
    Clark Material Handling Corp.                              11/22/96-12/19/96            352,500
    CS Wireless System, Inc.                                        2/16/96                       0
    Delta Beverage Group Inc.                                      12/12/96                 100,000
    Euramax International Plc.                                      9/18/96                 404,063
    First Nationwide Escrow Corp.                                   9/13/96                 705,000
    Genesis Health Ventures Inc.                                    10/1/96                 250,000
    Hawk Corporation                                                11/22/96                250,000
    HS Resources, Inc.                                              11/22/96                273,576
    ICON Fitness Corp.                                              11/15/96                232,883
    International Home Foods Inc.                              10/29/96-11/4/96             653,125
    International Knife & Saw, Inc.                                 10/31/96                300,000
    Intertek Finance Plc.                                           10/21/96                400,000
    ISP Holdings, Inc.                                              10/15/96                498,605
    Outsourcing Solutions, Inc.                                     10/31/96                503,750
    Pegasus Media                                               6/30/95-01/2/96               1,250
    Petersen Publishing Co.                                    11/20/96-5/12/96             454,500
    Pillowtex Corporation                                           11/6/96                 250,000
    Plastic Containers, Inc.                                        12/11/96                304,500
    Prime Succession Acquisition Corp.                              7/13/96                 150,000
    Rayovac Corp.                                                   10/17/96                100,000
    Rose Hills Acquisition Corp.                                    11/14/96                100,000
    Ryder TRS, Inc.                                                 11/20/96                200,000
    Safelite Glass Corp.                                            12/13/96                 50,000
    Statia Terminals                                                11/22/96                400,000
    Tokheim Corporation                                         8/16/96-9/4/96              357,969
    Uniforet Inc.                                                   10/7/96                 300,000
    U.S. Can Corp.                                                  10/10/96                100,000

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

     INVESTMENT RISKS -- Although the Fund has a diversified portfolio, the Fund has 95.4% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accomplished by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly great for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund held a defaulted security with a value of $90,000, representing 0.14% of the Fund's net assets at December 31, 1996.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER -- Investment transactions are accounted for on the trade date.

3.   SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                              YEAR ENDED
                                                                             DECEMBER 31,
                                                                          -----------------
                                                                            1996      1995
                                                                          -------    ------
Shares sold                                                             5,638,009   2,211,100
----------------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                                    365,049      71,640
----------------------------------------------------------------
Shares redeemed                                                        (1,611,816)   (388,244)
----------------------------------------------------------------       ----------   ---------
  Net change resulting from share transactions                          4,391,242   1,894,496
----------------------------------------------------------------       ==========   =========



4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

FEDERATED HIGH INCOME BOND FUND II
--------------------------------------------------------------------------------

     ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

     ORGANIZATIONAL EXPENSES -- Organizational expenses of $16,313 and start-up administrative service expenses of $31,507 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five year period following effective date. For the period ended December 31, 1996, the Fund paid $3,263 and $6,301, respectively, pursuant to this agreement.

     GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1996, were as follows:


PURCHASES                                                        $ 63,184,177
---------------------------------------------------------------  ============
SALES                                                            $ 19,547,998
---------------------------------------------------------------  ============

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES                                     OFFICERS
--------------------------------------------------------------------------------
John F. Donahue                              John F. Donahue
Thomas G. Bigley                               Chairman
John T. Conroy, Jr.                          J. Christopher Donahue
William J. Copeland                            President
J. Christopher Donahue                       Edward C. Gonzales
James E. Dowd                                  Executive Vice President
Lawrence D. Ellis, M.D.                      John W. McGonigle
Edward J. Flaherty, Jr.                        Executive Vice President,
                                               Treasurer, and Secretary
Peter E. Madden                              Richard B. Fisher
Gregor F. Meyer                                Vice President
John E. Murray, Jr.                          S. Elliott Cohan
Wesley W. Posvar                               Assistant Secretary
Marjorie P. Smuts




Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

                                TOMORROW FUNDS
                                --------------
                               RETIREMENT TRUST

                        A Lifecycle Retirement Program



                                 Annual Report

                               DECEMBER 31, 1996




                      TOMORROW LONG-TERM RETIREMENT FUND

                     TOMORROW MEDIUM-TERM RETIREMENT FUND

                      TOMORROW SHORT-TERM RETIREMENT FUND

                           CORE LARGE-CAP STOCK FUND

                           CORE SMALL-CAP STOCK FUND

TOMORROW FUNDS RETIREMENT TRUST

TABLE OF CONTENTS

     Chairman's Letter....................................................  1
     Average Annual Total Return..........................................  2
     Ten Largest Holdings.................................................  5
     Schedules of Investments
          Core Large Cap Stock Fund.......................................  6
          Core Small Cap Stock Fund.......................................  9
          Tomorrow Long-Term Retirement Fund.............................. 14
          Tomorrow Medium-Term Retirement Fund............................ 23
          Tomorrow Short-Term Retirement Fund............................. 31
     Statements of Assets and Liabilities................................. 38
     Statements of Operations............................................. 39
     Statements of Changes in Net Assets.................................. 40
     Notes to Financial Statements........................................ 41
     Financial Highlights................................................. 47
     Independent Auditor's Report......................................... 48

DEAR SHAREHOLDER:

  Continued low inflation, a cooling economy (3rd quarter growth of 2.0%), declining interest rates, and healthy profit margins set the stage for yet another strong increase in the market in the 4th quarter of 1996.

  Record cash flows into equity mutual funds helped November's 7.6% rise in the S&P 500 replace September's 5.6% gain as the strongest monthly performance since December 1991. The market's fourth quarter return of 8.4% was the eighth straight 3% or greater quarterly gain. Since January 1995, the S&P 500 has returned an astonishing 68.9%.

  In December cautionary comments on the current bull market by Fed Chairman Greenspan tempered to some degree the prevailing market optimism, and resulted in an increase in market volatility similar to what we saw in July.

  Since their inception in March 1996 the Tomorrow Short Term, Medium Term and Long Term Retirement Funds have performed slightly below their benchmark allocations of fixed income, domestic and international equities. The Core Small Cap Fund had a very strong 1996, outperforming its benchmark, the Russell 2000, by over four percentage points. Since its inception in February 1996, the Core Large Cap Fund slightly underperformed the S&P 500.

  The Tomorrow Funds utilize a highly structured quantitative process in the domestic equity allocations. The objective of the process is to maximize return while minimizing investment risk as well as style and capitalization drift. Historically, this risk-averse strategy has fared well relative to the markets over a market cycle, and has underperformed when stock prices rise sharply. Given the powerful up market of 1995-96, the slight underperformance of the Funds is consistent with our long term goal of reducing risk.

  Weiss, Peck & Greer is committed to helping you invest wisely prior to and during your retirement. The Tomorrow Retirement Funds were created to simplify investment decision making and help you enjoy today. We wish you and your family a happy, healthy and prosperous 1997.

                                              Sincerely,

                                              /s/ Roger J. Weiss
                                              Roger J. Weiss
                                              Chairman of the Board
                                              January 15, 1997

TOMORROW FUNDS RETIREMENT TRUST

AVERAGE ANNUAL TOTAL RETURN

CORE LARGE-CAP

The Tomorrow Fund Large-Cap portfolio underperformed the S&P 500 in 1996 with a return of 15.4% as compared to the index's return of 16.9% over the same period.

This year's extended and unusually powerful run in the market, coming at the end of a long economic cycle, was an inhospitable environment for the Fund's risk control strategy. The strongly defensive character of the strategy caused the risk controlled portfolio to lag its benchmark during this extended run.

[Graph appears here]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                (for the period February 6, 1996 (commencement of
                    operations) through December 31, 1996)

CORE LARGE-CAP.......................................................   15.35%
S&P 500..............................................................   16.39%

--------------------------------------------------------------------------------

CORE SMALL-CAP

The Tomorrow Fund Small-Cap portfolio outperformed the Russell 2000 in 1996 with a 17.7% return vs. the benchmark's 13.6% return.

The Fund uses a highly quantitative strategy that focuses on minimizing the total risk of the investment portfolio. In 1996 this focus resulted in a value tilt to the portfolio as well as concentrations in the real property and mortgage industries. The strong performance of the financial sector in conjunction with small cap value stocks outperforming growth in 1996, were the primary contributors to the Fund's strong performance relative to the Russell 2000.


[Graph appears here]

--------------------------------------------------------------------------------
                          Average Annual Total Return
                (for the period February 6, 1996 (commencement of
                    operations) through December 31, 1996)

CORE SMALL-CAP.......................................................   17.70%
S&P 500..............................................................   13.63%

--------------------------------------------------------------------------------

TOMORROW FUNDS RETIREMENT TRUST

AVERAGE ANNUAL TOTAL RETURN

LONG, MEDIUM & SHORT TERM
TOMORROW FUNDS

In 1996 the Adviser class of each Tomorrow Life Cycle Fund, which consist of a blended allocation of domestic and international equities and fixed income instruments, underperformed their respective benchmarks by an average of 1.8%. Performance for the Institutional class will vary from the Adviser class due to differences in expenses charged to their class.

The domestic equity portfolios comprise the largest allocation in the Life Cycle Tomorrow Funds. These portfolios utilize the same risk control strategy employed in the Large and Small Cap Tomorrow Funds. This risk-averse strategy has historically performed well relative to the markets over a market cycle and have underperformed in sharply rising markets. Given the powerful up market of 1995-1996 the underperformance in the Funds is consistent with our long term goal of reducing volatility.


[Graph appears here]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                     (Inception through December 31, 1996)

TOMORROW LONG-TERM
   (Adviser Class)...................................................    9.08+
   (Institutional Class).............................................    9.03%++
Tomorrow Long-Term Benchmark.........................................   11.00%

--------------------------------------------------------------------------------

[Graph appears here]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                      (Inception through December 31, 1996)

TOMORROW MEDIUM-TERM
   (Adviser Class)...................................................    8.89+
   (Institutional Class).............................................    8.54%++
Tomorrow Long-Term Benchmark.........................................   10.53%

--------------------------------------------------------------------------------

[Graph appears here]

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN
                      (Inception through December 31, 1996)

TOMORROW SHORT-TERM
   (Adviser Class)...................................................    8.54+
   (Institutional Class).............................................    8.23%++
Tomorrow Long-Term Benchmark.........................................   10.39%

--------------------------------------------------------------------------------

NOTE:
+  Inception March 7, 1996. ++ Inception April 2, 1996.

TOMORROW FUNDS RETIREMENT TRUST

AVERAGE ANNUAL TOTAL RETURN


Performance represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each Fund's results and their indices assume the reinvestment of all capital gain distributions and income dividends. Each Fund's past performance is not indicative of future performance and should be considered in light of each Fund's investment policy and objectives, the characteristics and quality of its portfolio securities and the periods selected. The S&P 500 Stock Index and the S&P 400 MidCap Stock Index are each broad based measurement of changes in stock market conditions based on the average performance of 500 and 400, respectively, widely held common stocks. The Russell 2000 Growth Index is a measurement of changes in stock market conditions based on the average performance of small U.S. growth oriented securities with a median market capitalization of approximately $200 million. The Lehman Government Corporate Index is a market weighted blend of all U.S. Government securities and all U.S. Corporate securities. The Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") is an index of more than 800 companies in Europe, Australia and the Far East.

The benchmarks used by the Long-Term Retirement Fund, Medium-Term Retirement Fund and Short-Term Retirement Fund are each comprised of an allocated portion of several of the above mentioned indices. The allocated portions are as follows:

--------------------------------------------------------------------------------
                                       Long-   Medium-   Short
                                       Term     Term     Term
                                       ----     ----     ----
         S&P 500                        30%      35%      40%
         S&P 400 MidCap                 20%      15%      10%
         Russell 2000 Growth            25%      15%      10%
         Lehman Government Corporate    20%      30%      40%
         EAFE                            5%       5%       0%
--------------------------------------------------------------------------------

TOMORROW FUNDS RETIREMENT TRUST

TEN LARGEST HOLDINGS AT DECEMBER 31, 1996*

                                                 Market        Percent
Core Large-Cap                                   Value         of Fund
----------------------------------------------------------------------
Exxon Corp...................................    $64,680          4.1%
Royal Dutch Petroleum Co ADR.................     47,298          3.0%
Standard & Poor's Depositary
    Receipt..................................     44,362          2.8%
Lilly Eli  & Co..............................     29,492          1.9%
Mobil Corp...................................     28,362          1.8%
GTE Corp.....................................     26,481          1.7%
Bristol-Myers Squibb Co......................     26,426          1.7%
Eastman Kodak Co.............................     25,038          1.6%
International Business Machines
     Corp....................................     23,707          1.5%
Amoco Corp...................................     23,579          1.5%
                                                --------       -------
                                                $339,425         21.6%
                                                ========       =======
                                                  Market        Percent
Core Small-Cap                                    Value         of Fund
-----------------------------------------------------------------------
BRE Properties Inc...........................    $10,568          0.5%
Home Beneficial Corp.........................      6,780          0.4%
Financial Trust Corp.........................      6,699          0.4%
IWC Resources Corp...........................      6,567          0.3%
Citizens Bancorp Maryland..................        6,200          0.3%
Boole & Babbage Inc..........................      6,025          0.3%
Ekco Group Inc...............................      5,998          0.3%
Liberty Bancorp Inc..........................      5,920          0.3%
SPX Corp.....................................      5,890          0.3%
Interstate Bakeries Corp.....................      5,846          0.3%
                                                --------       -------
                                                 $66,493          3.4%
                                                ========       =======
Long-Term Retirement
-----------------------------------------------------------------------
US Treasury Note
    5.500%, Due 11/15/98.....................   $120,187          9.5%
US Treasury Note
    6.500%, Due 8/15/05......................     98,628          7.8%
Exxon Corp ..................................     91,140          7.2%
Standard & Poor's Depositary
   Receipt...................................     57,302          4.6%
BT EAFE Equity Index Fund....................     53,861          4.3%
US Treasury Bond
    6.875%, Due 8/15/25......................     35,689          2.8%
U.S. Robotics Corp ..........................     23,040          1.8%
Amgen Inc ...................................     18,542          1.5%
State Auto Financial Corp ...................     18,486          1.5%
Sprint Corp..................................     18,343          1.5%
                                                --------       -------
                                                $535,218         42.5%
                                                ========       =======
Medium-Term Retirement
-----------------------------------------------------------------------
US Treasury Note
    5.500%, Due 11/15/98.....................   $501,606         13.6%
US Treasury Note
    6.500%, Due 8/15/05......................    425,711         11.6%
Standard & Poor's Depositary
    Receipt..................................    177,450          4.8%
US Treasury Bond
    6.875%, Due 8/15/25......................    161,111          4.4%
BT EAFE Equity Index Fund....................    144,849          3.9%
Exxon Corp...................................     53,214          1.4%
May Department Stores Co.....................     39,083          1.1%
Kimberly-Clark Corp .........................     37,243          1.0%
Royal Dutch Petroleum Co ADR ................     36,882          1.0%
Viacom Inc Cl B .............................     35,433          1.0%
                                              ----------       -------
                                              $1,612,582         43.8%
                                              ==========       =======
Short-Term Retirement
----------------------------------------------------------------------
US Treasury Note
    5.500%, Due 11/15/98.....................   $880,046         18.5%
US Treasury Note
    6.500%, Due 8/15/05......................    743,737         15.6%
US Treasury Bond
    6.875%, Due 8/15/25......................    275,316          5.8%
Standard & Poor's Depositary
    Receipt..................................    221,813          4.7%
Royal Dutch Petroleum Co ADR ................    126,013          2.6%
Exxon Corp...................................     91,140          1.9%
GTE Corp ....................................     84,766          1.8%
Pharmacia & Upjohn Inc ......................     75,169          1.6%
Mobil Corp ..................................     73,350          1.5%
Chevron Corp ................................     71,825          1.5%
                                              ----------       -------
                                              $2,643,175         55.5%
                                              ==========       =======

* The composition of the largest securities in each porfolio is subject to change.

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
 of Shares                      Security                        Value
----------                      --------                        -----
               CORE LARGE-CAP STOCK FUND

              COMMON STOCKS (96.6%)
              Basic Materials (9.3%)
        185   Dow Chemical Co .............................       $14,499
        360   Barrick Gold Corp ...........................        10,305
        235   Monsanto Co .................................         9,136
        117   PPG Industries Inc. .........................         6,567
        274   Placer Dome Inc ADR .........................         5,960
         88   Phelps Dodge Corp ...........................         5,940
         82   Pioneer Hi Bred International ...............         5,740
        117   Great Lakes Chemical Corp. ..................         5,470
        105   W.R. Grace & Co..............................         5,434
        105   International Flavors &
                 Fragrances Inc ...........................         4,725
        144   Inco Ltd ....................................         4,590
         99   Newmont Mining Corp .........................         4,430
         48   Rohm & Haas Co ..............................         3,918
         66   Reynolds Metals Co ..........................         3,720
        194   Engelhard Corp ..............................         3,710
        110   James River Corp of Virginia ................         3,644
        114   USX US Steel Group ..........................         3,577
         61   Temple Inland Inc ...........................         3,302
         64   Nucor Corp ..................................         3,264
         79   International Paper Co. .....................         3,190
        133   Cyprus Amax Minerals Co. ....................         3,109
         47   Sigma Aldrich Corp ..........................         2,935
        188   Homestake Mining Co .........................         2,679
         80   Boise Cascade Corp ..........................         2,540
         46   Union Camp Corp .............................         2,197
        224  +Bethlehem Steel Corp. .......................         2,016
         70   Westvaco Corp................................         2,013
         86   Allegheny Teledyne Inc ......................         1,978
         51   Bemis Inc ...................................         1,881
        103   Worthington Industries.......................         1,867
         92   Inland Steel Industries Inc .................         1,840
         25  +FMC Corp ....................................         1,753
        231   Echo Bay Mines Ltd ..........................         1,530
         37   BF Goodrich Co...............................         1,499
        100   Stone Container Corp ........................         1,487
         36   Ecolab Inc ..................................         1,354
         35   Nalco Chemical Co ...........................         1,264
        159  +Armco Inc ...................................           656
         13   Potlach Corp ................................           559
                                                                 --------
                                                                  146,278
                                                                 --------
              CAPITAL GOODS (12.2%)
        216   Boeing Co ...................................        22,977
        222   Minnesota Mining &
                 Manufacturing Co .........................        18,398
        222   McDonnell Douglas Corp ......................        14,208
        204  +Rockwell International.......................        12,418
        124   Emerson Electric Co. ........................        11,997

        204   Corning Inc .................................        $9,435
        405   Westinghouse Electric Corp ..................         8,049
        107   Honeywell Inc. ..............................         7,035
        110   Fluor Corp ..................................         6,902
         89   Eaton Corp ..................................         6,208
        105   Crown Cork & Seal Inc .......................         5,709
        114   Cooper Industries ...........................         4,802
         89   Tyco International Ltd ......................         4,706
         47   Textron Inc .................................         4,430
         76   Alco Standard Corp ..........................         3,924
         91   Parker Hannifin Corp ........................         3,526
         42   Northrop Grumman Corp .......................         3,476
         62   Dover Corp ..................................         3,115
        118   Pall Corp ...................................         3,009
        120   PP & L Resources Inc ........................         2,760
         34   Raychem Corp.................................         2,724
         55   Harnischfeger Industries Inc. ...............         2,647
         36   General Dynamics ............................         2,538
         30   Grainger WW Inc .............................         2,408
         58   Millipore Corp ..............................         2,400
        205   Laidlaw Inc Cl B.............................         2,358
         46   Cummins Engine Inc ..........................         2,116
         80   Moore Corp Ltd ..............................         1,630
         44   Avery Dennison Corp .........................         1,556
         35   General Signal Corp .........................         1,496
         78   McDermott International Inc .................         1,297
         57   Cincinnati Milacron Inc .....................         1,247
         47   Ball Corp ...................................         1,222
         27   Briggs & Stratton Corp ......................         1,188
         40   Crane Co ....................................         1,160
         29   Trinova Corp ................................         1,055
         28   National Services Industries Inc ............         1,046
         23   Thomas & Betts Corp .........................         1,021
         43   Premark International........................           957
         98  +Navistar International Corp .................           894
         14   Timken Co. ..................................           642
         42   Giddings & Lewis Inc. .......................           541
          6   NACCO Industries Inc Cl A ...................           321
                                                                 --------
                                                                  191,548
                                                                 --------
              COMMUNICATION SERVICES (3.1%)
        582   GTE Corp.....................................        26,481
        326   US West Inc .................................        10,513
        171   Sprint Corp .................................         6,818
        163   ALLTEL Corp .................................         5,114
                                                                 --------
                                                                   48,926
                                                                 --------
              CONSUMER CYCLICAL (12.4%)
        312   Eastman Kodak Co ............................        25,038
        237   May Department Stores Co ....................        11,080
        378   Dun & Bradstreet Corp .......................         8,978

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                       Security                           Value
----------                      --------                           -----
         CORE LARGE-CAP STOCK FUND (CONTINUED)

  382       The Limited Inc ...............................        $7,019
  225       Gap Inc. ......................................         6,778
   89       Gannet Inc ....................................         6,664
  240       Mattel Inc.....................................         6,660
  156       Dayton Hudson Corp ............................         6,123
  170       Masco Corp ....................................         6,120
  153       Service Corp International ....................         4,284
   96       Tandy Corp.....................................         4,224
  136       Dillard Department Stores .....................         4,199
  106       New York Times Co Cl A ........................         4,028
   90       Genuine Parts Co ..............................         4,016
   83       Interpublic Group of Cos Inc ..................         3,942
  375      +K mart Stores .................................         3,891
   81       Harcourt General Inc...........................         3,736
  109       Dow Jones & Co Inc ............................         3,692
  113       Black & Decker Corp............................         3,404
   98       Cognizant Corp ................................         3,234
   70       McGraw-Hill Cos Inc ...........................         3,229
   64       TRW Inc. ......................................         3,168
   71       Owens Corning .................................         3,026
   94       Echlin Inc. ...................................         2,973
   67       Polaroid Corp .................................         2,914
   42       VF Corp .......................................         2,835
   40       Armstrong World Industries Inc.................         2,780
  139       Cooper Tire & Rubber ..........................         2,745
   65       Reebok International Ltd ......................         2,730
  135       Maytag Corp ...................................         2,666
   69       Liz Claiborne Inc. ............................         2,665
   63       Hasbro Inc ....................................         2,449
   31       Tribune Co. ...................................         2,445
   80       Circuit City Store Inc ........................         2,410
   43       Sherwin-Williams Co. ..........................         2,408
   61       Knight- Ridder Inc ............................         2,333
  106      +Woolworth Corp ................................         2,319
   77       American Greetings-Cl A .......................         2,185
   52      +Fruit of the Loom Inc .........................         1,969
   71       Stanley Works .................................         1,917
   37       Mercantile Stores .............................         1,827
  102       Viad Corp .....................................         1,683
   35       TJX Cos Inc....................................         1,658
   71       Ogden Corp ....................................         1,331
   60       Jostens Inc ...................................         1,268
   34       Snap-On Inc ...................................         1,211
   40       Russell Corp ..................................         1,190
   28      +Payless ShoeSource Inc ........................         1,050
   20       Springs Industries Inc ........................           860
   16       Meredith Corp .................................           844
   54       Stride Rite Corp ..............................           540
   32      +ACNielsen Corp ................................           484
   22       Outboard Marine Inc. ..........................           363
    9      +Footstar Inc ..................................           224
                                                                 --------
                                                                  193,809
                                                                 --------
            CONSUMER STAPLES (13.1%)
  101       Unilever NV ADR ...............................       $17,700
  212       Walt Disney Co ................................        14,761
  398      +Viacom Inc Cl  B ..............................        13,880
  205       Kellogg Co ....................................        13,453
  309       Heinz H J Co ..................................        11,124
  483       Archer Daniels Midland Co......................        10,626
  254       Anheuser- Busch Cos Inc. ......................        10,160
  118       Ralston Purina Co .............................         8,658
  165       Conagra Inc ...................................         8,209
   87       Colgate-Palmolive Co ..........................         8,026
  102       CPC International Inc. ........................         7,905
  234       UST Inc. ......................................         7,576
  109       General Mills Inc .............................         6,908
  158       Quaker Oats Co.................................         6,024
  129      +Kroger Co .....................................         5,999
   69       Avon Products Inc .............................         3,942
   96       American Stores Co.............................         3,924
  115       Winn Dixie Stores .............................         3,637
   76       Hershey Foods Corp ............................         3,325
   79       Rite Aid Corp. ................................         3,140
  127       Whitman Corp ..................................         2,905
   87       Sysco Corp ....................................         2,838
   67      +CVS Corp ......................................         2,764
   51       Tupperware Corp................................         2,735
   26       Clorox Co. ....................................         2,610
   74       Giant Food Inc Cl A ...........................         2,553
  122       Wendy's International .........................         2,501
   57      +Ceridian Corp .................................         2,308
   67       Deluxe Corp ...................................         2,194
   50      +King World Productions Inc ....................         1,844
  123       Dial Corp .....................................         1,814
   60       Supervalu Inc. ................................         1,703
   29       Brown-Forman Corp Class  B ....................         1,327
   74       Fleming Cos Inc ...............................         1,277
   70       Safety Kleen Corp .............................         1,146
   28       Great Atlantic & Pacific Tea ..................           892
   25       Hilton Hotels Corp ............................           653
   32       Coors (Adolph) Co Cl B ........................           608
   29       Luby's Cafeterias Inc. ........................           576
   77      +Shoney's Inc ..................................           539
    8       Alberto Culver Co..............................           384
   43      +Ryan's Family Steak Houses Inc ................           296
    6       Longs Drug Stores Corp.........................           295
    7       Harland Co. ...................................           231
                                                                 --------
                                                                  205,970
                                                                 --------

            ENERGY (18.0%)
  660       Exxon Corp ....................................        64,680
  277       Royal Dutch Petroleum Co ADR...................        47,298
  232       Mobil Corp. ...................................        28,362

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                 Value
---------                      --------                                 -----
                     CORE LARGE-CAP STOCK FUND (CONTINUED)

292   Amoco Corp .........................................             $23,579
317   Chevron Corp........................................              20,605
137   Texaco Inc .........................................              13,443
134   Schlumberger Ltd ...................................              13,383
 93   Atlantic Richfield .................................              12,334
240   Phillips Petroleum Co. .............................              10,620
331   Occidental Petroleum Corp ..........................               7,737
117   Halliburton Co......................................               7,049
127   Burlington Resources Inc ...........................               6,398
170   Dresser Industries Inc .............................               5,270
 78   Amerada Hess Corp. .................................               4,514
105   Baker Hughes Inc ...................................               3,623
 98   Sun Co .............................................               2,389
 30   Kerr McGee Corp ....................................               2,160
 83  +Oryx Energy Co .....................................               2,054
 28   Louisiana Land & Exploration Co ....................               1,502
 33   Ashland Inc ........................................               1,448
 21   Pennzoil Co. .......................................               1,187
 71  +Santa Fe Energy Resources ..........................                 985
 38  +Rowan Cos ..........................................                 860
 11   Helmerich & Payne Inc...............................                 573
                                                                      --------
                                                                       282,053
                                                                      --------

      FINANCIAL (3.8%)
 79   Loews Corp .........................................               7,446
127   Lincoln National Corp Ltd. .........................               6,667
 74   UNUM Corp ..........................................               5,347
 76   First Bank System Inc ..............................               5,254
 43   Marsh & McLennan Cos ...............................               4,472
 99   U.S. Bancorp .......................................               4,449
 64   St Paul Cos. Inc Corp ..............................               3,752
 55   Boatmen's Bancshares Inc ...........................               3,548
 44   Transamerica Corp ..................................               3,481
 76   National City Corp .................................               3,411
 80   Safeco Corp ........................................               3,155
 44   Jefferson- Pilot Corp ..............................               2,492
117   USF&G Corp .........................................               2,442
 25   Republic NY Corp ...................................               2,041
 18   Aetna Inc ..........................................               1,440
 21   USLife Corp ........................................                 698
                                                                      --------
                                                                        60,095
                                                                      --------
      HEALTH CARE (11.9%)
404   Lilly Eli & Co .....................................              29,492
243   Bristol-myers Squibb Co. ...........................              26,426
341   Schering-Plough Corp. ..............................              22,080
543   Pharmacia & Upjohn Inc..............................              21,516
316   American Home Products Corp.........................              18,526
257  +Amgen Inc. .........................................              13,974
140   Warner Lambert Co ..................................              10,500
148  +Boston Scientific Corp .............................               8,180
262  +Humana Inc .........................................               5,011
188  +Tenet Healthcare Corp ..............................               4,113
 96  +St. Jude Medical Inc. ..............................               4,092
 91   Becton Dickinson & Co. .............................               3,947
 84   Allergan Inc. ......................................               2,992
 83   Bausch & Lomb Inc ..................................               2,946
 63   Mallinckrodt Inc. ..................................               2,780
169   Biomet .............................................               2,556
 92  +ALZA Corp ..........................................               2,381
 83  +Fresenius Medical Care ADR .........................               2,334
 43   United States Surgical Corp ........................               1,693
 78  +Transitional Hospitals Corp ........................                 751
                                                                       --------
                                                                       186,990
                                                                       --------
      TECHNOLOGY (4.6%)
157   International Business Machines
          Corp............................................              23,707
415   First Data Corp ....................................              15,147
143   Raytheon Co ........................................               6,882
593  +Novell Inc .........................................               5,615
233  +Apple Computer Inc .................................               4,864
105  +Advanced Micro Devices Inc .........................               2,704
 90   Autodesk Inc .......................................               2,520
 33   Perkin Elmer Corp...................................               1,943
 26   Harris Corp.........................................               1,784
126  +Amdahl Corp ........................................               1,528
 75   EG&G Inc ...........................................               1,509
190  +Unisys Corp ........................................               1,282
 25   Shared Medical Systems Corp ........................               1,231
 71  +Intergraph Corp ....................................                 728
 40  +Data General Corp ..................................                 580
                                                                      --------
                                                                        72,024
                                                                      --------
      TRANSPORTATION (0.7%)
136  +Federal Express Corp. ..............................               6,052
123   Caliber Systems Inc ................................               2,368
 60   Consolidated Freightways Inc .......................               1,335
 43  +USAir Group Inc ....................................               1,005
 23  +Yellow Corp ........................................                 331
 30  +Consolidated Freightways Corp ......................                 266
                                                                      --------
                                                                        11,357
                                                                      --------

      UTILITIES (7.5%)
465   Southern Co ........................................              10,521
239   Enron Corp .........................................              10,307
139   FPL Group Inc. .....................................               6,394
137   Duke Power Co ......................................               6,371
153   Williams Cos Inc ...................................               5,738
142   Dominion Resources Inc..............................               5,467
251   Pacific Gas & Electric Co. .........................               5,271
107   Coastal Corp .......................................               5,230

Page 8                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                    Value
---------                      --------                                    -----
                     CORE LARGE-CAP STOCK FUND (CONTINUED)

117   American Electric Power Co .....................................    $4,812
117   Texas Utilities Co .............................................     4,768
164   Entergy Corp....................................................     4,551
226   Edison International ...........................................     4,492
185   Houston Industries .............................................     4,186
153   Central & South West Corp ......................................     3,921
110   Cinergy Corp. ..................................................     3,671
 71   Sonat Inc. .....................................................     3,656
 59   Consolidated National Gas Co ...................................     3,260
101   Pacific Enterprises ............................................     3,068
 90   GPU Inc ........................................................     3,026
 46   Columbia Gas System Inc ........................................     2,927
 76   Union Electric Co...............................................     2,925
 95   Public Service Enterprise ......................................     2,588
111   Ohio Edison Co .................................................     2,525
210  +Niagara Mohawk Power Corp.......................................     2,074
 42   Northern States Power...........................................     1,927
 67   ENSERCH Corp ...................................................     1,541
 82   Noram Energy Corp. .............................................     1,261
 26   Nicor Inc. .....................................................       929
 26   Oneok Inc. .....................................................       780
  6   Eastern Enterprises ............................................       212
                                                                      ----------
                                                                         118,399
                                                                      ----------

      TOTAL COMMON STOCKS
         (Cost $1,408,895)............................................ 1,517,449
                                                                      ----------
      UNIT INVESTMENT TRUST (2.8%)
         (Cost $44,815)
600   Standard & Poor's
        Depositary Receipt ...........................................    44,362
                                                                      ----------
      CONVERTIBLE PREFERRED
       STOCK (0.0%)
        (Cost $327)
      FINANCIAL (0.0%)
  5   Aetna Inc Class C 6.250% .......................................       397
                                                                      ----------
      TOTAL INVESTMENTS (99.4%)
        (Cost $1,454,037)............................................. 1,562,208

      OTHER ASSETS IN EXCESS
        OF LIABILITIES (0.6%).........................................     8,924
                                                                      ----------
      TOTAL NET ASSETS (100.0%).......................................$1,571,132
                                                                      ==========
     +Non-income producing security.

                           CORE SMALL-CAP STOCK FUND

      COMMON STOCKS (97.0%)
      BASIC MATERIALS (4.8%)
213   Tuscarora Inc ..................................................    $5,831
112   Ameron International Inc .......................................     5,782
114   Cleveland Cliffs Inc............................................     5,173
807  +Amax Gold Inc ..................................................     5,145
157   Florida Rock Industries Inc.....................................     5,142
136   Carpenter Technology Corp ......................................     4,981
222   Lawter International Inc .......................................     4,962
139   Mosinee Paper Corp .............................................     4,934
179   Fab Industries Inc .............................................     4,922
150   Cambrex Corp ...................................................     4,913
149   Liqui-Box Corp .................................................     4,842
318   Coeur D'Alene Mines Corp........................................     4,810
291   Quaker Chemical Corp ...........................................     4,765
145   Dexter Corp ....................................................     4,622
244   Wausau Paper Mills Co ..........................................     4,514
765  +Hecla Mining Co ................................................     4,207
109  +Getchell Gold Corp .............................................     4,183
302   Calgon Carbon Corp .............................................     3,699
 61   Fuller H B Co ..................................................     2,867
151   Lilly Industries Inc Cl A ......................................     2,775
 57   Penwest Ltd ....................................................       998
                                                                        --------
                                                                          94,067
                                                                        --------

      CAPITAL GOODS  (12.8%)
109   NACCO Industries Inc Cl A ......................................     5,831
 66   McClatchy Newspapers Inc Cl A ..................................     5,810
139   Butler Manufacturing Co ........................................     5,630
274   Penn Engineering &
         Manufacturing Corp..........................................     5,617
133   Kimball International Inc Cl B..................................     5,503
372   Daniel Industries Inc...........................................     5,487
 87  +SEACOR Holdings Inc ............................................     5,481
133   Manitowoc Inc ..................................................     5,387
132   Tredegar Industries Inc ........................................     5,297
352   Oil-Dri Corp America ...........................................     5,280
161   Kysor Industrial Corp ..........................................     5,253
212   Amcast Industrial Corp .........................................     5,247
210   Brady W H Co ...................................................     5,171
127   IDEX Corp ......................................................     5,064
107   Fisher Scientific International Inc.............................     5,042
 84   Barnes Group Inc ...............................................     5,040
 94   Mine Safety Appliances Co ......................................     5,006
227  +Osmonics Inc ...................................................     4,994
202   Baldor Electric Co .............................................     4,974
111   Thiokol Corp ...................................................     4,967
117   American Filtrona Corp .........................................     4,958
214   Albany International Corp Cl A .................................     4,949
177  +Bearings Inc....................................................     4,934
 81   Carlisle Cos Inc ...............................................     4,900

                       See notes to financial statements                  Page 9

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                 Value
---------                      --------                                 -----
                     CORE LARGE-CAP STOCK FUND (CONTINUED)
   76  +SPS Technologies Inc..........................................    $4,883
  237   Varlen Corp ..................................................     4,873
  145   Donaldson Co..................................................     4,858
  100  +Littelfuse Inc. ..............................................     4,850
  149  +Avatar Holdings Inc ..........................................     4,768
   91   Teleflex Inc .................................................     4,743
  185   International Aluminum Corp ..................................     4,718
  205   Learonal Inc .................................................     4,715
  211  +Ladd Furniture Inc ...........................................     4,680
  155   Commercial Metals Co..........................................     4,669
  151   Standex International Corp ...................................     4,662
  631  +Insituform Technologies Inc Cl A .............................     4,654
  145  +USA Waste Services Inc .......................................     4,622
  188   Graco Inc ....................................................     4,606
  145   Stone & Webster Inc ..........................................     4,604
  204  +Lydall Inc ...................................................     4,590
  492  +Thermo Fibertek Inc ..........................................     4,582
  262   Raymond Corp .................................................     4,552
  316   Woodhead Industries Inc ......................................     4,345
  679   UNR Industries Inc ...........................................     4,074
  101  +Sequa Corp Cl A ..............................................     3,964
  109  +Dionex Corp ..................................................     3,815
  302  +Nashua Corp. .................................................     3,624
  114  +Syratech Corp ................................................     3,591
  326   Sealright Co .................................................     3,423
  156   Granite Construction Inc .....................................     2,964
  100   Grief Bros Corp Cl A .........................................     2,850
  167  +Cuno Inc .....................................................     2,484
   63   AAR Corp .....................................................     1,905
   19   Miller (Herman) Inc ..........................................     1,076
   35   Harmon Industries ............................................       652
   22  +Devon Group Inc ..............................................       605
   42  +Durakon Industries Inc. ......................................       536
   15   Gleason Corp .................................................       497
   34  +Intermagnetics General Corp ..................................       408
                                                                        --------
                                                                         251,264
                                                                        --------

        CONSUMER CYCLICAL (14.3%)
1,371   Ekco Group Inc ...............................................     5,998
  152   SPX Corp .....................................................     5,890
  124   Pultizer Publishing Co........................................     5,750
   88  +Culbro Corp ..................................................     5,709
  417  +Johnson Worldwide
         Association Inc Cl A.........................................     5,525
  284   Sturm Ruger & Co Inc .........................................     5,502
  222   Donnelly Corp ................................................     5,439
   96   Houghton Mifflin Co ..........................................     5,436
  386   ADVO Inc .....................................................     5,404
  214   American Business Products....................................     5,377
  195   K2 Inc .......................................................     5,362
  210   Standard Products Co .........................................     5,355
  527   Graphic Industries ...........................................    $5,336
  449  +Lifetime Hoan Corp ...........................................     5,276
  120   Hughes Supply Inc ............................................     5,175
  157   Wiley (John) & Sons Inc Cl A .................................     5,063
  160   Wynns International Inc ......................................     5,060
  505   Crown Crafts Inc .............................................     5,050
  154  +Gelman Sciences Inc ..........................................     5,005
  202   Bassett Furniture Industries Inc..............................     4,949
   82   NCH Corp .....................................................     4,940
  172   Starrett LS Co Cl A ..........................................     4,881
  830  +American Media Inc............................................     4,876
  164   Lawson Products Inc ..........................................     4,856
  177   Unitog Co.....................................................     4,823
  181   Guilford Mills Inc ...........................................     4,819
  315  +National Education Corp ......................................     4,804
  565  +Handleman Co .................................................     4,803
  253   Caseys General Stores Inc ....................................     4,744
  274   Wackenhut Corp Cl A ..........................................     4,726
  262   Russ Berrie & Co Inc .........................................     4,716
  308   Osh Kosh B'Gosh Inc Cl A .....................................     4,697
   50   Dart Group Corp Cl A .........................................     4,650
  697  +Uno Restaurant Corp ..........................................     4,618
  116   Apogee Enterprises Inc .......................................     4,611
  297   Genovese Drugs Stores ........................................     4,603
   87   Meredith Corp ................................................     4,589
  318   Falcon Products Inc ..........................................     4,532
  169   Stanhome Inc .................................................     4,479
  231   Delechamps Inc ...............................................     4,476
  243   Brown Group Inc ..............................................     4,465
  393   La-Z-Boy Chair Co ............................................     4,454
  127   Plenum Publishing Corp .......................................     4,445
  205   Smart & Final Inc ............................................     4,433
  277   Strawbridge & Clothier .......................................     4,397
   86   WD-40 Co .....................................................     4,387
  227  +Lands' End Inc ...............................................     4,346
  198   True North Communications Inc ................................     4,331
  425   Stride Rite Corp .............................................     4,250
  274   Cadmus Communications Corp ...................................     4,247
   49   United Television Inc ........................................     4,220
  175   Waverly Inc ..................................................     4,156
  227   Walbro Corp. .................................................     4,143
  211   Alico Inc ....................................................     3,956
  385  +Playboy Enterprises Inc Cl B .................................     3,754
  207   Commercial Intertech Corp ....................................     2,820
  320  +GRC International Inc ........................................     2,600
  127  +Pre-Paid Legal Services Inc ..................................     2,318
  530  +Topps Co Inc .................................................     2,120
   84   Shopko Stores Inc ............................................     1,260
   70  +AnnTaylor Stores Corp ........................................     1,225
   70  +American Classic Voyages Co...................................       919
   28   Thomas Nelson Inc.............................................       417

Page 10                    See notes to financial statements

                        TOMORROW FUNDS RETIREMENT TRUST

                 SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                Value
---------                      --------                                -----
                     CORE SMALL-CAP STOCK FUND (CONTINUED)

 20  +Galey & Lord Inc .............................................      $297
 15   Outboard Marine Inc. .........................................       247
                                                                      --------
                                                                       280,111
                                                                      --------
      Consumer Staples (6.7%)
119   Interstate Bakeries Corp .....................................     5,846
172   Harland Co. ..................................................     5,676
244   Nash Finch Corp ..............................................     5,185
326   Rykoff-Sexton Inc ............................................     5,175
351   Dames & Moore Inc ............................................     5,133
224   Church & Dwight Co............................................     5,124
129   Tootsie Roll Industries.......................................     5,112
365   Ruddick Corp .................................................     5,110
104   Longs Drug Stores ............................................     5,109
281   International Multifoods Corp ................................     5,093
261   Blair Corp ...................................................     5,024
286   Arbor Drugs Inc ..............................................     4,969
267   ABM Industries Inc ...........................................     4,940
350  +Foodbrands America Inc .......................................     4,813
127   National Presto Industries ...................................     4,747
181  +Carmike Cinemas Inc. Cl A ....................................     4,593
278   Goodmark Foods Inc ...........................................     4,587
241   Coors (Adolph) Co Cl B .......................................     4,579
 30   Farmer Brothers Co ...........................................     4,560
212   Flowers Industries Inc .......................................     4,558
227  +International Dairy Queen Inc
          Cl A......................................................     4,540
348   WLR Foods Inc ................................................     4,307
216   Luby's Cafeterias Inc. .......................................     4,293
359   A.T. Cross Co Cl A ...........................................     4,173
217   Angelica Corp ................................................     4,150
591  +Shoney's Inc .................................................     4,137
255  +AMC Entertainment Inc ........................................     3,666
 76   Rival Co......................................................     1,891
 37  +Valassis Communications Inc. .................................       782
 30  +Bone Care International Inc...................................       218
                                                                      --------
                                                                       132,090
                                                                      --------
      Energy (4.1%)
320   Landauer Inc .................................................     5,562
265   Wiser Oil Co .................................................     5,234
188   Ashland Coal Inc .............................................     5,217
100   Helmerich & Payne Inc.........................................     5,213
143   Vintage Petroleum Inc ........................................     4,933
343   Berry Petroleum Cl A .........................................     4,931
137   Apache Corp ..................................................     4,846
519  +Allied Waste Industries Inc ..................................     4,801
290   Getty Petroleum Corp .........................................     4,712
296  +Tuboscope Vetco International
          Corp......................................................     4,588
275  +HS Resources Inc .............................................     4,537

105  +Barrett Resources Corp .......................................    $4,476
293   Quaker State Corp ............................................     4,139
152   Holly Corp ...................................................     4,066
212  +Plains Resources Inc .........................................     3,313
129  +Belden & Blake Corp ..........................................     3,290
200  +Pool Energy Services Co ......................................     3,075
 58  +Newpark Resources Inc ........................................     2,161
140  +Hondo Oil & Gas Co ...........................................     1,523
 69  +Box Energy Corp Cl B..........................................       630
                                                                      --------
                                                                        81,247
                                                                      --------
      Financial Services (31.0%)
427   BRE Properties Inc ...........................................    10,568
179   Home Beneficial Corp .........................................     6,780
168   Financial Trust Corp .........................................     6,699
100   Citizens Bancorp Maryland ....................................     6,200
119   Liberty Bancorp Inc...........................................     5,920
 95   Forest City Enterprises Inc Cl A .............................     5,748
319   State Auto Financial Corp ....................................     5,742
385   Burham Pacific Properties Inc ................................     5,727
175   Wesbanco Inc .................................................     5,688
215   American Heritage Life Inc....................................     5,644
139   Horace Mann Educator Corp.....................................     5,612
198   Brenton Banks Inc ............................................     5,470
254   F & M National Corp ..........................................     5,429
130   CNB Bancshares Inc ...........................................     5,427
183   First Michigan Bank Corp .....................................     5,421
146   One Valley Bancorp Inc .......................................     5,420
166   First Midwest Bancorp Inc ....................................     5,416
155   Susquehanna Bancshares Inc....................................     5,367
164  +UICI .........................................................     5,330
242   MGI Properties ...............................................     5,324
430   First Union Real Estate Corp..................................     5,321
335   Commercial Net Lease Realty
          Inc.......................................................     5,318
128   Banknorth Group Inc ..........................................     5,312
142   Student Loan Corp ............................................     5,289
170   Deposit Guaranty Corp ........................................     5,270
132   Protective Life Corp .........................................     5,264
 91   Westamerica Bancorp...........................................     5,255
212   Irwin Financial Corp .........................................     5,247
193   Federal Realty Investment Trust...............................     5,235
135   New York Bancorp Inc .........................................     5,231
309   South West Property Trust ....................................     5,214
137   Fort Wayne National Corp .....................................     5,206
153   Provident Bancorp ............................................     5,202
109   Pennsylvania Real Estate
          Investment................................................     5,192
135   Suffolk Bancorp ..............................................     5,164
136   National Health Investors Inc. ...............................     5,151
 65  +Alexander's Inc ..............................................     5,143

                       See notes to financial statements                Page 11

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                        Value
---------                      --------                        -----
                     CORE SMALL-CAP STOCK FUND (CONTINUED)

154   RLI Corp ...........................................      5,140
293   Washington Real Estate
          Investment Trust................................      5,127
155   United Bankshares Inc ..............................      5,115
405   ALFA Corp ..........................................      5,113
239   Trustco Bank Corp ..................................      5,109
276   LTC Properties Inc .................................      5,106
302   Kranzco Realty Trust................................      5,096
152   Omega Healthcare Investors Inc .....................      5,054
439   IRT Property Co ....................................      5,049
246   Universal Health Realty Income .....................      5,043
155   First Financial Bancorp ............................      5,037
207   Nationwide Health Properties
          Inc.............................................      5,020
207   Wellsford Residential Property
          Trust...........................................      5,020
210   American Health Properties .........................      5,014
135   First Commercial Corp ..............................      5,012
142   United Fire & Casualty Co...........................      5,005
118   US Bancorp Inc......................................      5,000
180   Bancorp South Inc ..................................      4,995
141   Whitney Holding Corp ...............................      4,988
505   Berkshire Realty Co ................................      4,987
 94   Park National Corp .................................      4,982
147  +MAIC Holdings Inc ..................................      4,980
223   SEI Corp ...........................................      4,962
181   Zenith National Insurance Corp......................      4,955
125   BT Financial Corp ..................................      4,953
157   Citizens Banking Corp...............................      4,945
384   CRIIMI MAE Inc. ....................................      4,944
216   Crawford & Co ......................................      4,941
129   National Communications
          Bancorp.........................................      4,934
511   Gainsco Inc ........................................      4,918
168   National City Bancshares Inc .......................      4,914
125   Liberty Corp .......................................      4,906
381   Taubman Centers Inc ................................      4,905
185   First Merchants Corp ...............................      4,903
272   NYMagic Inc ........................................      4,896
100   Mark Twain Bancshares Inc ..........................      4,875
134   Capitol American Financial Corp ....................      4,874
177   Community First Bankshares .........................      4,868
140   Firstbank Co .......................................      4,865
119   American General Corp ..............................      4,864
128   Selective Insurance Group ..........................      4,864
123   United Carolina Bancshares .........................      4,859
114   Associated BancCorp ................................      4,845
119   UMB Financial Corp .................................      4,805
196   Hubco Inc ..........................................      4,802
 46   Zions Bancorp.......................................      4,784
196   Health Care Real Estate
          Investment Trust................................      4,778

154   Gallagher (Arthur J.) & Co .........................      4,774
180   Poe & Brown Inc ....................................      4,770
155   Argonaut Group Inc .................................      4,766
125   JSB Financial Inc ..................................      4,750
151   Albank Financial Corp ..............................      4,738
163   Acordia Inc ........................................      4,727
203   Allied Capital Commercial Corp .....................      4,720
 93   Berkley W R Corp ...................................      4,720
250   American Federal Bank ..............................      4,719
356   Hilb, Rogal & Hamilton Co ..........................      4,717
 52  +Markel Corp ........................................      4,680
 63   First Union Corp ...................................      4,662
358   Western Investment Real Estate
          Trust...........................................      4,654
177   First Western Bancorp Inc ..........................      4,646
216   Fulton Financial Corp ..............................      4,644
181   Valley National Bancorp ............................      4,638
189   First Source Corp ..................................      4,630
248   First Commonwealth Financial
          Corp............................................      4,619
113   Farmers Capital Bank Corp ..........................      4,605
178   McGrath Rent Corp ..................................      4,584
183   Keystone Financial Inc .............................      4,575
269   Ramco-Gershenson Properties
          Trust...........................................      4,539
290   Avemco Corp ........................................      4,531
172   National Penn Bancshares Inc .......................      4,494
145   S&T Bancorp Inc ....................................      4,459
137   Corus Bankshares Inc ...............................      4,418
257   Mid Am Inc .........................................      4,401
150   Bank of Granite Corp ...............................      4,350
 92   Trenwick Group Inc .................................      4,255
473   Cash America International Inc. ....................      4,021
112   MAF Bancorp ........................................      3,892
 76   U.S. Bancorp .......................................      3,415
189   Bradley Real Estate Inc ............................      3,402
 89   Anchor Bancorp Inc .................................      3,182
 71   Value Line Inc .....................................      3,142
 88   Southtrust Corp ....................................      3,069
 93   Fremont General Corp ...............................      2,883
 55   Homeland Bankshares Corp ...........................      2,282
 78   HCC Insurance Holdings Inc .........................      1,872
 78   FNB Corp............................................      1,794
113   Trust Company of New Jersey ........................      1,582
 40   UST Corp ...........................................        825
                                                              -------
                                                              610,243
                                                              -------
      Health Care (2.9%)
349  +Tecnol Medical Products Inc. .......................      5,279
130   Seafield Capital Corp ..............................      5,037
102  +Synetic Inc ........................................      4,947
175   West Inc ...........................................      4,944

Page 12                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                        Value
---------                      --------                        -----
                     CORE SMALL-CAP STOCK fUND (CONTINUED)

  466  +Medco Research Inc ...............................    $4,893
  305  +Advanced Magnetics Inc ...........................     4,728
  134  +Lunar Corp .......................................     4,690
  119   Chemed Corp ......................................     4,343
  369  +Epitope Inc ......................................     4,243
  130   Diagnostic Products Corp..........................     3,364
  274   Kinetic Concepts Inc .............................     3,356
1,710  +Foxmeyer Health Corp .............................     2,993
   71  +Vivra Inc ........................................     1,961
   64  +Barr Laboratories Inc ............................     1,624
   25  +American Homepatient Inc .........................       681
  100  + Faulding Inc ....................................       612
                                                            --------
                                                              57,695
                                                            --------
        Technology (4.3%)
  241  +Boole & Babbage Inc ..............................     6,025
  123  +BRC Holdings Inc .................................     5,504
  233   Cubic Corp .......................................     5,388
  164  +Keane Inc ........................................     5,207
  119   CTS Corp .........................................     5,087
  114   Fluke Corp .......................................     5,087
  381   Kaman Corp Cl A...................................     4,953
  171   Analysts International Corp ......................     4,831
  225  +Bell Industries Inc ..............................     4,809
  183  +Esterline Technologies Corp ......................     4,781
  227   MTS Systems Corp .................................     4,540
  247   X-Rite Inc .......................................     4,075
  234  +Trident Microsystems Inc .........................     3,949
  162  +DH Technology Inc ................................     3,888
  135  +Kent Electronics Corp ............................     3,476
   71  +Dynatech Corp ....................................     3,142
   81   Logicon Inc ......................................     2,957
  163  +Tekelec ..........................................     2,567
   53  +Kronos Inc. ......................................     1,696
   88  +Integrated Process Equipment
            Corp..........................................     1,584
   22  +Silicon Graphics Inc..............................       561
                                                            --------
                                                              84,107
                                                            --------
        Transportation (1.9%)
  276   International Shipholding Corp ...................     5,106
  402   Rollins Truck Leasing Corp .......................     5,075
  346  +Yellow Corp.......................................     4,974
  192  +Swift Transportation Co Inc ......................     4,512
   51   Florida East Coast Industries ....................     4,456
  493   Frozen Foods Express
            Industries Inc................................     4,437
  174   Expeditors International of
            Washington Inc................................     4,002
  199   Hunt J B Transportation
            Services Inc..................................     2,786
  109   Harper Group Inc .................................     2,589
                                                            --------
                                                              37,937
                                                            --------

        Utilities (14.2%)
  211   IWC Resources Corp ...............................     6,567
  188   Oneok Inc. .......................................     5,640
  132   California Water Services Co .....................     5,544
  116  +Tejas Gas Corp....................................     5,525
  116   SJW Corp .........................................     5,438
  193   Black Hills Corp .................................     5,428
  173   Energen Corp .....................................     5,233
  185   Aquarion Co ......................................     5,157
  302   Cascade Natural Gas Corp .........................     5,134
  151   Laclede Gas Co ...................................     5,090
  129   KN Energy Inc ....................................     5,063
  197   Connecticut Natural Gas Corp .....................     5,023
  210   Atmos Energy Corp ................................     5,014
  243   Washington Energy Co .............................     5,012
  183   TNP Enterprise Inc ...............................     5,010
  447  +Citizens Utilities Co Cl B .......................     4,976
  249   Philadelphia Suburban Corp .......................     4,949
  203   South Jersey Industries Inc.......................     4,948
  156   E'Town Corp ......................................     4,933
  214   MDU Resources Group Inc ..........................     4,922
  320   St Joseph Light & Power Co........................     4,920
  137   Wicor Inc ........................................     4,915
  282   Eastern Utilities Association.....................     4,900
  249   Public Service Co of New
            Mexico........................................     4,867
  540  +TPC Corp .........................................     4,860
  199   Indiana Energy Inc ...............................     4,851
  228   Connecticut Energy Corp ..........................     4,845
  258   Empire District Electric Co.......................     4,838
  202   Green Mountain Power Corp.........................     4,823
  307   United Water Resources Inc .......................     4,797
  213   Pennsylvania Enterprises Inc .....................     4,782
  152   Central Hudson Gas & Electric
            Corp..........................................     4,769
  163   New Jersey Resources Corp ........................     4,768
  168   Bay State Gas Co .................................     4,746
  246   Western Gas Resources Inc ........................     4,735
  137   Northwestern Public Service Co....................     4,692
  402   Central Maine Power Co. ..........................     4,673
  218   Yankee Energy System Inc..........................     4,660
  127   Cilcorp Inc ......................................     4,651
  134   Sigcorp Inc ......................................     4,640
  207   UGI Corp .........................................     4,632
  155   IES Industries Inc ...............................     4,631
  129   Orange & Rockland Utilities Inc...................     4,628
  198   Piedmont Natural Gas Inc .........................     4,628
  204   United Cities Gas Co..............................     4,590
  161   WPS Resources Corp ...............................     4,589
  248   Public Service Co of North
            Carolina......................................     4,544

                       See notes to financial statements               Page 13

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                Value
---------                      --------                                -----
         CORE SMALL-CAP STOCK fUND (CONTINUED)

194   Commonwealth Energy System ................................      $4,535
157   North Carolina Natural Gas Corp ...........................       4,533
222   Madison Gas & Electric Co..................................       4,495
185   Northwest Natural Gas Co ..................................       4,440
203   Southern California Water Co ..............................       4,415
137   Otter Tail Power Co .......................................       4,401
203   Colonial Gas Co ...........................................       4,314
121   Eastern Enterprises Inc....................................       4,280
132   United Illuminating Co.....................................       4,141
299   Central Vermont Public Services
          Corp...................................................       3,588
137   Consumers Water Co ........................................       2,466
 74  +Southern Union Co..........................................       1,628
                                                                     --------
                                                                      279,816
                                                                     --------
      Total Investments  (97.0%)
          (Cost $1,707,952)......................................   1,908,577

      Other Assets in Excess
         of Liabilities  (3.0%)..................................      58,814
                                                                     --------
      Total Net Assets  (100.0%).................................  $1,967,391
                                                                   ==========

  + Non-income producing security.

TOMORROW LONG-TERM RETIREMENT FUND
      COMMON STOCKS (75.2%)
      Basic Materials (3.3%)
 59   IMC Global Inc ............................................      $2,308
 34   Vulcan Materials Co .......................................       2,070
 24   Dow Chemical Co ...........................................       1,881
 37   Consolidated Papers Inc ...................................       1,818
 57   Barrick Gold Corp .........................................       1,632
130   Ethyl Corp ................................................       1,251
 48   Allegheny Teledyne Inc ....................................       1,104
 59   Wausau Paper Mills Co .....................................       1,092
 27   Bowater Inc ...............................................       1,016
 42   Placer Dome Inc ADR .......................................         914
 70   Lawter International Inc ..................................         884
 35   Schulman Inc ..............................................         858
 22   Olin Corp  ................................................         828
 11   Pioneer Hi Bred International .............................         770
 11   Phelps Dodge Corp .........................................         742
 11   Aluminum Co. of America ...................................         701
101   Battle Mountain Gold Co ...................................         694

 54   Calgon Carbon Corp ........................................        $661
 12   Ameron International Inc  .................................         619
 12   Nucor Corp ................................................         612
 19   Dexter Corp ...............................................         606
 10   Betzdearborn Inc. .........................................         585
 30   Crompton & Knowles Corp ...................................         577
 10   Reynolds Metals Co ........................................         564
 17   Florida Rock Industries Inc................................         557
 12   Newmont Mining Corp .......................................         537
 17   Chesapeake Corp ...........................................         533
 12   Champion International Corp. ..............................         519
 25   Stepan Chemical Co ........................................         509
 14  +Tremont Corp ..............................................         506
 16   USX-U.S. Steel Group ......................................         502
 18   Fab Industries Inc ........................................         495
 11   International Flavors &
         Fragrances Inc .........................................         495
 29   RPM Inc  ..................................................         493
 12   Minerals Technologies Inc..................................         492
 17   Ferro Corp ................................................         482
 10   Petrolite Corp ............................................         480
 13   Carpenter Technologies Corp ...............................         476
 14   Cambrex Corp ..............................................         458
 10   Cleveland-Cliffs Inc.......................................         454
 25   Glatefelter (PH) Co .......................................         450
 80  +Hecla Mining Co ...........................................         440
 16   Tuscarora Inc .............................................         438
 14   Puerto Rican Chemical Inc .................................         437
 13   Liqui-Box Corp ............................................         422
 27   Coeur D'Alene Mines Corp  .................................         408
 64  +Amax Gold Inc .............................................         408
 21   Engelhard Corp ............................................         402
 12   James River Corp of Virginia...............................         398
 11   Mosinee Paper Corp ........................................         390
 12   South Down Inc ............................................         374
 15   Cyprus Amax Minerals Co. ..................................         351
 11   Inco Ltd ..................................................         351
 12   Westvaco Corp .............................................         345
 24   Homestake Mining Co .......................................         342
 12   MacDermid Inc .............................................         330
 12   Sonoco Products Co ........................................         311
 15   Worthington Industries Inc.................................         272
 37   Echo Bay Mines Ltd ........................................         245
 10  +ChemFirst Inc .............................................         231
 25  +Bethlehem Steel Corp. .....................................         225
229  +Sunshine Mining & Refining ................................         215
 12   Oregon Steel Mills ........................................         201
 10   Inland Steel Industries Inc ...............................         200
 10   Lilly Industries Inc Cl A .................................         184
 24  +Armco Inc .................................................          99
  3   Mississippi Chemical Corp .................................          80
                                                                     --------
                                                                       41,324
                                                                     --------

Page 14                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
   of Shares                      Security                         Value
   ----------                     --------                         -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

              CAPITAL GOODS (7.8%)
        320   U.S. Robotics Corp ..........................       $23,040
        525   Raymond Corp ................................         9,122
        326  +Vallen Corp .................................         5,420
        327   Tejon Ranch Co. .............................         4,701
         40   Boeing Co....................................         4,255
         28   Minnesota Mining &
                 Manufacturing Co .........................         2,320
         33   McDonnell Douglas Corp ......................         2,112
         42   Hubbell Inc Cl B ............................         1,816
         46   WMX Technologies Inc. .......................         1,501
         70   Westinghouse Electric Corp ..................         1,391
         83   Sensormatic Electronics Corp ................         1,390
         12   Emerson Electric Co. ........................         1,161
         32   Wallace Computer Services Inc. ..............         1,104
         19   Miller (Herman) Inc .........................         1,076
         22   Corning Inc .................................         1,017
         30  +Analog Devices Inc. .........................         1,016
         30  +Atmel Corp ..................................           994
         30  +ADC Telecommunications Inc ..................           934
         20   Molex Inc ...................................           782
         12   Fluor Corp ..................................           753
         20   Trinity Industries Inc ......................           750
         11   Honeywell Inc. ..............................           723
         14   Alco Standard Corp ..........................           723
         13   Crown Cork & Seal Inc .......................           707
         10   Eaton Corp ..................................           697
         26   Amcast Industrial Corp ......................           643
         27  +Jacobs Engineering Group Inc ................           638
         10   Nordson Corp ................................           637
         19   Standard Register Co ........................           617
         19   Pentair Inc .................................           613
         15   Deere & Co ..................................           609
         10   Carlisle Cos Inc ............................           605
         18   Donaldson Co Inc ............................           603
         27   Premark International Inc....................           601
         13   Thiokol Corp ................................           582
         11   Teleflex Inc ................................           573
         14   Tredegar Industrials Inc ....................           562
         17   HON Industries ..............................           561
         16   McClatchy Newspapers Inc Cl A ...............           560
         27   Penn Engineering &
                 Manufacturing Corp .......................           553
         10   NACCO Industries Inc Cl A ...................           535
         24   Ametek Inc ..................................           534
         10   Tyco International Ltd ......................           529
         11   Fisher Scientific International .............           518
         13   IDEX Corp ...................................           518
         21   Baldor Electric Co ..........................           517
         23  +Osmonics Inc ................................           506
         10   Dover Corp ..................................           503
         12   Butler Manufacturing Co .....................           486
         10  +Littelfuse Inc. .............................           485
         10   Kaydon Corp .................................           471
         19   Brady W H Co ................................           468
         14   Gleason Corp ................................           464
         17   Duriron Co Inc ..............................           461
         20   Learonal Inc ................................           460
         18   International Aluminum Corp .................           459
         16  +Bearings Inc ................................           446
         14   Stone & Webster Inc .........................           445
         46  +Thermo Fibertek Inc .........................           428
         29   Daniel Industries Inc........................           428
         11   Parker Hannifin Corp ........................           426
         14   Commercial Metals Co.........................           422
         28   Oil-Dri Corp America ........................           420
         22   Armor All Products Corp .....................           418
         23   Gencorp Inc .................................           417
         13  +Avatar Holdings Inc .........................           416
         56  +Insituform Technologies Cl A ................           413
         34  +Nashua Corp. ................................           408
         18  +Lydall Inc ..................................           405
         14   Grief Brothers Corp Cl A ....................           399
         10  +Sequa Corp Cl A .............................           393
         20   Granite Construction Inc ....................           380
         33   Laidlaw Inc Cl B  ...........................           380
         18   Varlen Corp .................................           370
         16   Goulds Pumps Inc ............................           367
         18   Keystone International Inc ..................           362
         11   Kysor Industrial Corp .......................           359
         14   Graco Inc ...................................           343
         14  +Rohr Inc ....................................           317
         13   Watts Industries Inc Cl A ...................           310
         10   Standex International Corp ..................           309
         11   Pall Corp ...................................           281
         12   Albany International Corp Cl A ..............           278
         11   Robbins & Myers Inc. ........................           275
         45   UNR Industries Inc ..........................           270
         18  +Cuno Inc ....................................           268
         17  +Ladd Furniture Inc ..........................           249
         15   Brush Wellman Inc. ..........................           246
         10   McDermott International Inc .................           166
         28  +Air & Water Technology Corp..................           161
         11  +MagneTek Inc ................................           142
        235  +Radius Inc ..................................           125
         63  +Rollins Environmental Services
                  Inc......................................           110
         10   Sealright Co ................................           105
         11  +Navistar International Corp .................           100
                                                                 --------
                                                                   98,933
                                                                 --------

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
   of Shares                       Security                        Value
   ----------                      --------                        -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

              COMMUNICATION SERVICES (2.7%)
        460   Sprint Corp .................................       $18,343
        216   GTE Corp ....................................         9,828
         44   US West Inc .................................         1,419
         39   Century Telephone Enterprises
                  Inc......................................         1,204
         35   ALLTEL Corp .................................         1,098
         14   SBC Communications ..........................           724
         31   Aliant Communications Co.....................           527
         17   Frontier Corp ...............................           385
                                                                 --------
                                                                   33,528
                                                                 --------

              CONSUMER CYCLICAL (10.6%)
        821   Wackenhut Corp ..............................        14,162
        725   Caseys General Stores Inc ...................        13,594
        124   Eastman Kodak Co ............................         9,951
        527   Russ Berrie & Co ............................         9,486
        224   True North Communications Inc................         4,900
        668  +Uno Restaurant Corp .........................         4,425
        318   Commercial Intertech Corp ...................         4,333
        222   Walbro Corp. ................................         4,051
        349   Stride Rite Corp ............................         3,490
         54   Omnicom Group Inc ...........................         2,470
         37   May Department Stores Co ....................         1,730
         40   PHH Corp ....................................         1,720
         47  +Fred Meyer Inc ..............................         1,668
         33   Penney (J.C.) Co Inc. .......................         1,609
         28  +Nine West Group Inc .........................         1,298
         40   Gap Inc. ....................................         1,205
         30  +Fruit of the Loom Inc .......................         1,136
         30  +Jones Apparel Group .........................         1,121
         40   Mattel Inc ..................................         1,110
         40  +Lands' End Inc ..............................         1,060
         27   Dayton Hudson Corp ..........................         1,060
         56   The Limited Inc .............................         1,029
         22   Lancaster Colony Corp .......................         1,012
         40   Dun & Bradstreet Corp .......................           950
         20   TJX Cos Inc .................................           947
         33   Service Corp International ..................           924
         36  +HSN Inc .....................................           855
         11   Gannet Inc ..................................           824
         95  +Handleman Co ................................           807
         21   Tiffany & Co ................................           769
         20   Masco Corp ..................................           720
         39   Wellman Inc .................................           668
         43   Genovese Drugs Stores .......................           665
         60  +Burlington Industries Inc ...................           660
         17   SPX Corp ....................................           659
         19   Hannaford Brothers Co .......................           646
         24   Stanhome Inc ................................           636
         11   Houghton Mifflin Co .........................           623
         10   NCH Corp ....................................           602
         11   Meredith Corp ...............................           580
         13   Hughes Supply Inc ...........................           561
         16   Belo (AH) Corp ..............................           558
         21  +CSS Industries Inc ..........................           546
        123   Ekco Group Inc ..............................           538
         35  +National Education Corp .....................           534
         12  +Volt Information Sciences Inc ...............           525
         16   Wiley (John) & Sons .........................           516
         21   Donnelly Corp ...............................           514
         48  +Best Buy Co Inc .............................           510
         19   Modine Manufacturing ........................           508
         29  +AnnTaylor Stores Corp .......................           507
         26   Sturm Ruger & Co Inc ........................           504
         54   Blessings Corp ..............................           503
         50   Crown Crafts Inc ............................           500
         35   Falcon Products Inc .........................           499
         48  +K mart Stores ...............................           498
         10   TRW Inc. ....................................           495
         11   Genuine Parts Co ............................           491
         37  +Johnson Worldwide Association
                 Inc Cl A .................................           490
         35   ADVO Inc ....................................           490
         16   American List Corp. .........................           486
         26   Sotheby's Holdings Inc Cl A .................           481
         47   Graphic Industries Inc.......................           476
         16   La-Z Boy Inc ................................           472
         10   Whirlpool Corp ..............................           466
         38   Fingerhut Cos Inc. ..........................           465
         10   Harcourt General Corp. ......................           461
         10   McGraw-Hill Cos Inc .........................           461
         39  +Lifetime Hoan Corp ..........................           458
         29   Osh Kosh B'Gosh Cl A ........................           442
         18   Bassett Furniture Industries Inc.............           441
         24   Brown Group Inc .............................           441
         10   Tandy Co ....................................           440
         16   Tennant Co ..................................           440
         17  +Christiana Cos...............................           438
         20   Lawson Products Inc .........................           437
         16   Unitog Co ...................................           436
         74  +American Media Inc...........................           435
         31  +Information Resources Inc ...................           434
         11   Hasbro Inc ..................................           428
         18   Waverly Inc .................................           427
         14   Circuit City Store Inc ......................           422
         12   Plenum Publishing Corp ......................           420
         67   PT Tri Polyta Indonesia ADR .................           419
         11   New York Times Co Cl A ......................           418
         49  +Syms Corp ...................................           416
         21   Delechamps Inc ..............................           407
         10   Apogee Enterprises Inc ......................           398

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
   of Shares                      Security                           Value
   ----------                     --------                           -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

         15  +MacFrugals Bargains Closeouts ...............          $392
         20   Alico Inc ...................................           375
         11   Dow Jones & Co Inc ..........................           373
         23   Strawbridge & Clothier ......................           365
         91  +Topps Co Inc ................................           364
         11  +Gelman Sciences Inc .........................           358
         18   Cooper Tire & Rubber ........................           356
         18   Maytag Corp .................................           356
         36  +Playboy Enterprises Inc Cl B ................           351
         11   Echlin Inc. .................................           348
         13   Guilford Mills Inc ..........................           346
         12   Starrett (L.S) Co Cl A ......................           341
         10   Cognizant Corp ..............................           330
         13   American Business Products ..................           327
         14   Lee Enterprises Inc..........................           326
         22   Duty Free International  Inc ................           319
         75  +Service Merchandise Inc .....................           319
         10   Dillard Department Stores ...................           309
         12   Standard Products Co ........................           306
         10   Black & Decker Corp .........................           301
         12   Arvin Industries Inc ........................           297
         11   Stanley Works ...............................           297
         10   American Greetings Cl A .....................           284
         13   Smart & Final Inc ...........................           281
         31  +GRC International Inc .......................           252
         11  +Woolworth Corp ..............................           241
         11  +Gibson Greetings Inc ........................           216
         13   Cadmus Communications Corp ..................           202
         24  +Intelligent Electronics Inc. ................           192
         18   Hancock Fabrics Inc .........................           187
         10   CPI Corp ....................................           168
         10   Viad Corp ...................................           165
         13   Ennis Business Forms ........................           146
         38   CML Group Inc ...............................           128
          3  +Payless Shoesource Inc ......................           113
          3  +ACNielsen Corp ..............................            45
                                                                 --------
                                                                  132,883
                                                                 --------

              CONSUMER STAPLES (4.9%)
        334   WLR Foods Inc ...............................         4,133
         96  +Revco D.S. Inc ..............................         3,552
         40   Cardinal Health Inc .........................         2,330
         93   IBP Inc .....................................         2,255
         11   Unilever NV ADR .............................         1,928
         86   Archer Daniels Midland Co ...................         1,892
         27   Kellogg Co ..................................         1,772
         44   Anheuser- Busch Cos Inc. ....................         1,760
         51   Tyson Foods Inc Cl A ........................         1,747
         50  +Viacom Inc Cl B .............................         1,744
         45   Albertsons Inc ..............................         1,603
         16   Kimberly-Clark Corp .........................         1,524
         28   Conagra Inc  ................................         1,393
         37   Heinz H J Co ................................         1,332
         35   UST Inc. ....................................         1,133
         12   Colgate- Palmolive Co .......................         1,107
         32   Sysco Corp ..................................         1,044
         33   Bergen Brunswig Corp ........................           941
        103  +Perrigo Co ..................................           940
         34   Kelly Services Inc Cl A .....................           918
         42   Flowers Industries Inc ......................           903
         64   Ruddick Corp ................................           896
         23   Quaker Oats Co ..............................           877
         11   CPC International Inc. ......................           852
         13   General Mills Inc ...........................           824
         11   Ralston Purina Co ...........................           807
         43   International Multifoods Corp ...............           779
         19   Tambrands Inc. ..............................           777
         33   Church & Dwight Co Inc ......................           755
         13   Paychex Inc .................................           669
         21   TCA Cable TV Inc ............................           633
         11   Avon Products Inc ...........................           628
         39   Carter Wallace Inc ..........................           609
         18   Dean Foods Co................................           580
         29  +International Dairy Queen Inc
                  Cl A.....................................           580
         12  +Kroger Co ...................................           558
         12   McDonald's Corp. ............................           543
         15   Universal Foods Corp ........................           529
         12   Hershey Foods Corp ..........................           525
         13   Rite Aid Corp. ..............................           517
         13   Tootsie Roll Industries .....................           515
         27   Coors (Adolph) Co Cl B.......................           513
         22   Banta Corp. .................................           503
         27  +Ruby Tuesday Inc ............................           499
         10   Longs Drug Stores Inc........................           491
         13   National Presto Industries ..................           486
         26   ABM Industries Inc ..........................           481
         56   Bridgford Foods Corp ........................           476
         14  +Canandaigua Wine Co Cl B ....................           469
         14   Harland Co. .................................           462
         11  +Chris Craft Industries Inc ..................           461
         23   Luby's Cafeterias Inc. ......................           457
         11   American Stores Co ..........................           450
         21   Nash Finch Corp .............................           446
         62  +Shoney's Inc ................................           434
         10  +CVS Corp ....................................           412
         30  +Foodbrands America Inc ......................           412
         25   Goodmark Foods Inc ..........................           412
         14   Dreyers Grand Ice Cream Inc .................           406
         10  +Ceridian Corp ...............................           405
         14   First Brands Corp ...........................           397
         17   Whitman Corp ................................           389

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                       Security                            Value
----------                      --------                            -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

         20   Blair Corp ..................................          $385
         26   Dames & Moore Inc ...........................           380
         21   Lance Inc ...................................           378
         10   Giant Food Inc Cl A .........................           345
         10   Deluxe Corp .................................           327
         22  +AMC Entertainment Inc .......................           316
         32  +Buffets Inc .................................           292
         11  +Carmike Cinemas Inc. Cl A ...................           279
         16   Arbor Drugs Inc .............................           278
         17   Savannah Foods & Industries .................           230
         14   Michael Foods Inc ...........................           179
         10   Rykoff-Sexton Inc ...........................           159
         10   Dial Corp ...................................           148
         12   A.T. Cross Co Cl A ..........................           140
                                                                 --------
                                                                   62,701
                                                                 --------

              ENERGY (14.1%)
        930   Exxon Corp ..................................        91,140
        105   Royal Dutch Petroleum Co ADR ................        17,929
         79   Mobil Corp. .................................         9,658
        128   Chevron Corp ................................         8,320
        323  +Tuboscope Vetco International
                 Corp .....................................         5,006
         46   Amoco Corp ..................................         3,714
         50   Anadarko Petroleum Co .......................         3,237
        141  +Global Marine Inc ...........................         2,908
         43  +ENSCO International Inc .....................         2,085
         25   Tosco Corp ..................................         1,978
         17   Schlumberger Ltd ............................         1,698
         52  +Weatherford Enterra Inc .....................         1,560
         35   Phillips Petroleum Co. ......................         1,549
         11   Atlantic Richfield ..........................         1,459
         13   Texaco Inc ..................................         1,276
         49   Occidental Petroleum Corp ...................         1,145
         58  +Nabors Industries Inc .......................         1,116
         40   Georgia Gulf Corp ...........................         1,075
         23  +Smith International Inc .....................         1,032
         20  +Triton Energy Ltd ...........................           970
         18  +BJ Services Co...............................           918
         24   Parker & Parsley Petroleum Co ...............           882
         28   Dresser Industries Inc ......................           868
         36   USX-Marathon Group ..........................           859
         24   Mapco Inc ...................................           816
         53   Quaker State Corp ...........................           749
         14   Helmerich & Payne Inc .......................           730
         23   Valero Energy Corp ..........................           658
         11   Amerada Hess Corp. ..........................           637
         64   Ranger Oil Ltd...............................           632
         31   Wiser Oil Co ................................           612
         11   Murphy Oil Corp .............................           612
         10   Halliburton Co ..............................           602
         17   Apache Corp .................................          $601
         23   Landauer Inc ................................           564
         34  +HS Resources Inc ............................           561
         39   Berry Petroleum Cl A ........................           561
         11   Burlington Resources Inc ....................           554
         17   Ultra Diamond Shamrock Corp..................           538
         32   Getty Petroleum Corp ........................           520
         14   Vintage Petroleum Inc .......................           483
         25   Sevenson Environmental
                 Services Inc..............................           456
        148  +Harken Energy Corp ..........................           444
         47  +Allied Waste Industrials Inc ................           435
         16   Holly Corp ..................................           428
         10  +Barrett Resources Corp ......................           426
         12   Baker Hughes Inc ............................           414
         16   Sun Co ......................................           390
         30  +Crown Central Petroleum Cl A ................           371
         12   Ashland Coal Inc ............................           333
         12  +Varco International Inc .....................           278
         27  +Parker Drilling Co ..........................           260
         10  +Oryx Energy Co ..............................           248
         15  +Pool Energy Services Co .....................           231
         13  +Plains Resources Inc ........................           203
         10  +Santa Fe Energy Resources ...................           139
         11  +Hondo Oil & Gas Co ..........................           120
                                                                 --------
                                                                  177,988
                                                                 --------
              FINANCIAL (11.1%)
      1,027   State Auto Financial Corp ...................        18,486
      1,021   South West Property Trust ...................        17,229
        220   Progressive Corp ............................        14,823
        230   Commerce Bancshares Inc .....................        10,638
        221   Universal Health Real Estate
                  Investment Trust.........................         4,530
        336   Western Investment Real Estate
                  Investment Trust.........................         4,368
         30   Summit Bancorp ..............................         1,312
         40   Equifax Inc. ................................         1,225
         86   Hibernia Corp Cl A ..........................         1,139
         40   Paine Webber Group Inc ......................         1,125
         21   Lincoln National Corp Ltd. ..................         1,102
         20   Comerica Inc ................................         1,047
         30   Southtrust Corp .............................         1,046
         22  +Policy Management Systems
                 Corp Technologies.........................         1,015
         30   Mercantile Bankshares Corp ..................           960
         10   Loews Corp ..................................           942
         11   Transatlantic Holdings Inc ..................           885
         20   AFLAC Inc ...................................           855
         67   First Union Real Estate Equity ..............           829
         18   U.S. Bancorp ................................           809

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                        Value
----------                     --------                        -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

    14        Chubb Corp ..................................    $752
    10        UNUM Corp ...................................     722
    17        Bancorp Hawaii Inc. .........................     714
    33        City National Corp ..........................     714
    18        Wilmington Trust Co .........................     711
    18        Capitol American Financial Corp .............     655
    16        Home Beneficial Corp ........................     606
    10        Forest City Enterprises Inc Cl A ............     605
    23        American Heritage Life Investors ............     604
    18        RLI Corp ....................................     601
    15        Financial Trust Corp ........................     598
    26        F & M National Corp .........................     556
    22        BRE Properties Inc ..........................     544
    14        New York Bancorp Inc ........................     542
    47        IRT Property Co .............................     540
    12        National City Corp ..........................     538
    22        Pennsylvania Real Estate
              Investment Trust.........................         536
    16        Dauphin Deposit Corp ........................     528
    24        MGI Properties ..............................     528
    41        CRIIMI MAE Inc. .............................     528
    28        LTC Properties Inc ..........................     518
    19        Federal Realty Investment Trust..............     515
    27        Mid America Bancorp .........................     513
    13        Liberty Corp ................................     510
    21        Wellsford Residential Property
                 Trust ....................................     509
    15       +MAIC Holdings Inc ...........................     508
    22        Crawford & Co ...............................     503
    12        CNB Bancshares Inc ..........................     501
    15        Omega Healthcare Investors Inc ..............     499
    10        Liberty Bancorp Inc  ........................     497
    18        Zenith National Insurance ...................     493
    13        National Health Investors Inc. ..............     492
    31        Commercial Net Lease Realty .................     492
    33        Burham Pacific Properties Inc ...............     491
    29        Kranzco Realty Trust ........................     489
    20        Health Care Real Estate
                 Investment Trust Inc .....................     487
    15       +UICI ........................................     487
    20        Nationwide Health Properties Inc.............     485
    13        Student Loan Corp ...........................     484
    12        Protective Life Corp ........................     478
    20        American Health Properties Inc...............     477
    17        CBT Corp ....................................     467
    10        Trenwick Group Inc ..........................     463
    14        United Bankshares Inc .......................     462
    12        JSB Financial Inc ...........................     456
    14        First Financial Bancorp .....................     455
    14        Wesbanco Inc ................................     455
    13        Firstbank Illinois Co .......................     452
    34        Hilb, Rogal & Hamilton Co ...................     451
    13        Susquehanna Bancshares Inc ..................     450
    11        Farmers Capital Bank Corp ...................     448
    11        UMB Financial Corp ..........................     446
    15        First Michigan Bank Corp ....................     444
    12        First Financial Corp ........................     444
    24        Baldwin & Lyons Inc .........................     441
    18        Hubco Inc ...................................     441
    17        McGrath Rent Corp ...........................     438
    11        BT Financial Corp ...........................     436
    11        United Carolina Bancshares ..................     435
    14        Deposit Guaranty Corp .......................     434
    14        Gallagher (Arthur J.) & Co ..................     434
    36        EMC Insurance Group Inc .....................     432
    18        F & M Bancorp ...............................     432
    14        Argonaut Group Inc ..........................     431
    14        S&T Bancorp Inc .............................     431
    23        First Commonwealth Financial
                 Corp .....................................     428
    16        BSB Bancorp Inc .............................     428
    10        Associated Banc Corp ........................     425
    20        Heritage Financial Service Inc ..............     425
    12        Whitney Holding Corp ........................     425
    13        First Midwest Bancorp Inc ...................     424
    16        First Merchants Corp ........................     424
    10        US Bancorp Inc...............................     424
    11        Midland Co ..................................     424
    19        SEI Corp ....................................     423
    13        Merchants New York Bancorp ..................     423
    27        Avemco Corp .................................     422
    11        Frontier Insurance Group Inc ................     421
    11        National Communications
                  Bancorp..................................     421
    15        American Financial Enterprise
                  Inc......................................     420
    13        Corus Bankshares Inc ........................     419
    13        First United Bancshares Inc .................     419
    18        Allied Capital Commerical Corp ..............     419
    11        Fort Wayne National Corp ....................     418
    11        Selective Insurance Group ...................     418
    17        First Source Corp ...........................     417
    22        American Federal Bank .......................     415
    10        Banknorth Group Inc .........................     415
    42        Berkshire Realty Co .........................     415
    15        Brenton Banks Inc ...........................     414
    15        Community First Bankshares ..................     413
    24        Mid Am Inc ..................................     411
    13        Citizens Banking Corp  ......................     410
    14        National City Bancshares Inc ................     410
    11        First Commercial Corp .......................     408
    11        One Valley Bancorp Inc ......................     408

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

Schedules of Investments at December 31, 1996

  Number
  of Share               Security                           Value
  -------                --------                           -----
  TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

     13     Albank Financial Corp .......................    $408
    233     CRI Liquidating Real Estate
               Investment Trust Inc .....................     408
     14     Acordia Inc .................................     406
     14     Bank of Granite Corp ........................     406
     10     Hancock Holding Co...........................     405
     10     Horace Mann Educator Corp....................     404
     23     Magna Bancorp Inc ...........................     403
     22     NYMagic Inc .................................     396
     10     Safeco Corp .................................     394
     15     First Western Bancorp Inc ...................     394
     18     Fulton Financial Corp .......................     387
     40     Gainsco Inc .................................     385
     18     Trustco Bank Corp ...........................     385
     45     Cash America International Inc. .............     383
     10     Suffolk Bancorp .............................     383
     15     Keystone Financial Inc ......................     375
     14     Poe & Brown Inc .............................     371
     14     National Penn Bancshares Inc ................     366
     13     Bancorp South Inc ...........................     361
     10     Tompkins County Trustco Inc .................     334
     13     HCC Insurance Holdings Inc ..................     312
     11     Valley National Bancorp .....................     282
     13     USF&G Corp ..................................     271
     10     First Commerce Bancshares ...................     265
     20     Citizens Inc Cl A ...........................     170
     12     Taubman Centers Inc .........................     155
     12     ALFA Corp ...................................     152
      3    +Echelon International Corp ..................      47
                                                          -------
                                                          139,987
                                                          -------
              HEALTH CARE (7.0%)
    341    +Amgen Inc. ..................................  18,542
    242     Columbia Healthcare Corp ....................   9,862
     86     Bristol-Myers Squibb Co. ....................   9,353
    226     Pharmacia & Upjohn Inc ......................   8,955
    331    +Tecnol Medical Products Inc. ................   5,006
     42     American Home Products Corp..................   2,462
     33     Schering-Plough Corp. .......................   2,137
    125     Mylan Laboratories Inc ......................   2,094
     53    +Centocor Inc ................................   1,895
     57    +Forest Laboratories Inc .....................   1,867
     24     Warner Lambert Co ...........................   1,800
     81    +Nellcor Puritan Bennett Inc .................   1,772
     36    +HealthCare COMPARE Corp .....................   1,525
     72    +Value Health Inc. ...........................   1,404
     15    +Pacificare Health Systems Inc ...............   1,279
     30     Beckman Instruments Inc .....................   1,151
     30    +HEALTHSOUTH Corp ............................   1,144
     19    +Boston Scientific Corp ......................   1,140
     25    +Watson Pharmaceuticals Inc...................   1,123
     77    +Horizon/CMS Healthcare Corp .................     972
     30    +Vencor Inc ..................................     949
     18     DENTSPLY International Inc...................     855
     38    +Tenet Healthcare Corp .......................     831
     24    +Foundation Health Corp ......................     762
     28     Diagnostic Products Corp.....................     724
     37    +Humana Inc ..................................     708
     47    +NovaCare Inc ................................     517
     18     West Inc ....................................     508
     11     Mallinckrodt Inc. ...........................     485
     12     Seafield Capital Corp .......................     465
     17    +ALZA Corp ...................................     440
     12     Chemed Corp .................................     438
     12     Allergan Inc. ...............................     427
     10    +St. Jude Medical Inc. .......................     426
     17    +Acuson Corp..................................     414
     11     Bausch & Lomb Inc ...........................     390
     37    +Medco Research Inc ..........................     388
     33    +Epitope Inc .................................     380
     11    +Advanced Technology
                Laboratories.............................     341
     12     Bard (CR) Inc ...............................     336
     22     Biomet Inc. .................................     333
     16    +Datascope Corp ..............................     320
     21     Kinetic Concepts Inc ........................     257
     15    +Advanced Magnetics Inc ......................     233
     14    +Beverly Enterprises Inc......................     179
     10    +Systemix Inc ................................     153
                                                           ------
                                                           87,742
                                                           ------
            TECHNOLOGY (2.8%)
    823     X-Rite Inc ..................................   3,580
    239    +Trident Microsystems Inc ....................   4,033
     42     First Data Corp .............................   1,533
     24     Raytheon Co .................................   1,155
     31    +Fiserv Inc ..................................   1,139
     21    +Compuware Corp ..............................   1,053
     22    +Litton Industries Inc .......................   1,048
     18    +Dell Computer Corp ..........................     956
     42    +Structural Dynamics Research
                Corp.....................................     840
     72    +Novell Inc ..................................     682
     27    +Bell Industries Inc .........................     577
     21    +Esterline Technologies Corp .................     549
     20    +Stratus Computer Inc. .......................     545
     12     Fluke Corp ..................................     535
     23     Cubic Corp ..................................     532
     21    +Boole & Babbage Inc .........................     525
     11    +Storage Technology Corp .....................     524
     11    +BRC Holdings Inc ............................     492
     23    +Apple Computer Inc ..........................     480

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                        Value
---------                      --------                        -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

  10     Interpublic Group of Cos Inc ................         $475
  11     CTS Corp ....................................          470
  36     Kaman Corp Cl A..............................          468
  84    +Borland International Inc....................          457
  14     Analysts International Corp .................          395
 162    +Executone Information Systems
             Inc......................................          385
  14    +Advanced Micro Devices Inc ..................          361
  11    +Keane Inc ...................................          349
  17     MTS Systems Corp ............................          340
  13    +Tekelec .....................................          205
  10     EG&G Inc ....................................          201
  41    +AST Research Inc ............................          172
  12    +Amdahl Corp .................................          146
  21    +Unisys Corp .................................          142
  12    +Intergraph Corp .............................          123
                                                           --------
                                                             35,467
                                                           --------
              TRANSPORTATION (1.7%)
 524     International Shipholding Corp ..............        9,694
 326    +Yellow Corp..................................        4,686
  24     Burlington Northern Santa Fe
            Corp.....................................         2,073
  26     Alexander & Baldwin Inc......................          650
  29     Atlantic Southeast Airlines Inc. ............          634
  41     Hunt (JB) Transport Services Inc ............          574
  12    +Federal Express Corp. .......................          534
  42     Rollins Truck Leasing Corp ..................          530
  50    +USA Truck Inc ...............................          400
  44     Frozen Foods Express
            Industries...............................           396
  21     Arnold Industries Inc .......................          333
  10    +Swift Transportation Co......................          235
  12     Caliber Systems Inc .........................          231
                                                           --------
                                                             20,970
                                                           --------
                UTILITIES (9.2%)
 727   Eastern Utilities Association................         12,632
 352   GPU Inc .....................................         11,836
 525   Public Service Co of North
            Carolina..................................        9,581
 327   +Tucson Electric Power Co ....................         5,436
 329    United Water Resources Inc ..................         5,141
 222    Washington Energy Co ........................         4,579
 153    Northeast Utilities .........................         2,027
  53    Florida Progress Corp .......................         1,709
  73    Southern Co .................................         1,652
  32    El Paso Natural Gas .........................         1,616
  46    CMS Energy Corp .............................         1,547
  57    Scana Corp ..................................         1,525
  67    Ohio Edison Co ..............................         1,524

  35    Enron Corp ..................................        $1,509
  58    Potomac Electric Power Co....................         1,493
  45    Central Hudson Gas & Electric
            Corp .....................................        1,412
  63    Montana Power Co ............................         1,347
  50    Boston Edison Co. ...........................         1,344
  31    Nipsco Industries Inc........................         1,228
  30    Public Service Co of Colorado................         1,166
  32   +CalEnergy Inc ...............................         1,076
  30    New England Electric ........................         1,046
  22    Duke Power Co ...............................         1,023
  47    Pacific Gas & Electric Co. ..................           987
  61    Midamerican Energy Holdings .................           968
  38    Puget Sound Power & Light ...................           912
  34    Indiana Energy Inc ..........................           829
  29    IPALCO Enterprises Inc.......................           790
  40    Public Service Co of New
            Mexico...................................           785
  38    Edison International ........................           755
  20    Williams Cos Inc ............................           731
  25    MCN Corp Holding Co .........................           722
  29    LG & E Energy Corp ..........................           711
  25    Black Hills Corp ............................           703
  32    New York State Electric & Gas
            Corp......................................          692
  59    Central Maine Power Co. .....................           686
  13    Coastal Corp ................................           635
  21    Brooklyn Union Gas Co........................           633
  13   +Tejas Gas Corp...............................           619
  30    American Water Works Inc.....................           619
  27    Houston Industries Inc.......................           611
  17    Southwestern Public Service .................           601
  14    National Fuel Gas Co ........................           577
  28    Pacificorp ..................................           574
  18    IWC Resources Corp ..........................           560
  13    California Water Services Co ................           546
  18    Energen Corp ................................           544
  21    Central & South West Corp ...................           538
  27    Philadelphia Suburban Corp ..................           537
  26    Nevada Power Co..............................           533
  19    TNP Entreprise Inc ..........................           520
  10    Sonat Inc. ..................................           515
  15    Northwestern Public Service Co...............           514
  16    Idaho Power Co ..............................           498
  12    Texas Utilities Co ..........................           489
  20    South Jersey Industries Inc..................           487
  23    AGL Resources Inc ...........................           486
  19    Connecticut Natural Gas Corp ................           484
  16    IES Industries Inc ..........................           478
  20    Atmos Energy Corp ...........................           477
  28    Cascade Natural Gas Corp ....................           476

                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
 of Shares                      Security                        Value
----------                      --------                        -----
TOMORROW LONG-TERM RETIREMENT FUND (CONTINUED)

         15   E Town Corp .................................          $474
         17   Aquarion Co .................................           474
         13   Hawaiian Electric Industries Inc.............           470
         10   SJW Corp ....................................           469
         16   New Jersey Resources Corp ...................           468
         14   Cinergy Corp. ...............................           467
         10   FPL Group Inc. ..............................           460
         20   MDU Resources Group Inc .....................           460
         13   Eastern Enterprises Inc......................           460
         19   Laclede Gas Co ..............................           458
         11   American Electric Power Co ..................           452
         16   Bay State Gas Co.............................           452
         13   Sig Corp Inc ................................           450
         24   Empire District Electric Co..................           450
         19   Commonwealth Energy System ..................           444
         12   Cilcorp Inc .................................           439
         10   Pennsylvania Enterprises Inc ................           439
         20   Southern California Water Co ................           435
         39  +Citizens Utilities Co Cl B ..................           434
         15   North Carolina Natural Gas Corp .............           433
         12   Orange & Rockland Utilities Inc..............           430
         12   Wicor Inc ...................................           430
         18   Green Mountain Power Corp....................           430
         19   United Cities Gas Co.........................           428
         15   WPS Resources Corp ..........................           428
         19   UGI Corp ....................................           425
         11   Dominion Resources Inc ......................           424
         18   Piedmont Natural Gas Inc ....................           421
         13   Otter Tail Power Co .........................           418
         27   St Joseph Light & Power Co...................           415
         17   Northwest Natural Gas Co ....................           408
         20   Madison Gas & Electric Co....................           405
         17   PP & L Resources Inc ........................           391
         13   Oneok Inc. ..................................           390
         10   Union Electric Co............................           385
         17   Washington Gas Light Co .....................           385
         18   Colonial Gas Co .............................           383
         12   United Illuminating Co.......................           377
         12   Pacific Enterprises .........................           365
         13   Entergy Corp ................................           361
         40  +TPC Corp ....................................           360
        104  +PhoneTel Technologies Inc ...................           332
         15   Western Gas Resources Inc ...................           289
         13   Yankee Energy System Inc.....................           278
         11   Connecticut Energy Corp .....................           234
         11   Noram Energy Corp. ..........................           169
         16  +Niagara Mohawk Power Corp....................           158
                                                               ----------
                                                                  116,278
                                                               ----------
              TOTAL COMMON STOCKS
                 (Cost $914,983)...........................       947,801
                                                               ----------
              Unit Investment Trust (4.5%)
                 (Cost $58,506)
        775   Standard & Poor's
                    Depositary Receipts ...................       $57,302
                                                               ----------
              Open End Investment Company (4.3%)
                 (Cost $53,052)
      5,072   Bankers Trust EAFE Equity
                  Index Fund...............................        53,861
                                                               ----------
Principal
Amount
              U.S. Government
                  Obligations (20.2%)
              U.S. Treasury Bond (2.8%)
    $35,000   6.875% Due 8/15/25 ..........................        35,689
                                                               ----------
              U.S. Treasury Notes (17.4%)
    121,000   5.500% Due 11/15/98 .........................       120,187
     98,000   6.500% Due 8/15/05 ..........................        98,628
                                                               ----------
                                                                  218,815
                                                               ----------
              Total U.S. Treasury Obligations
                 (Cost $254,302)...........................       254,504
                                                               ----------
              Total Investments (104.2%)
                 (Cost $1,280,843).........................     1,313,468

              Liabilities in Excess of
                 Other Assets (-4.2%)......................       (53,577)
                                                               ----------
              Total Net Assets (100.0%)....................    $1,259,891
                                                               ==========

               +  Non-income producing security.

Page 22
                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
 of Shares                      Security                        Value
 ---------                      --------                        -----
       TOMORROW MEDIUM-TERM RETIREMENT FUND

              COMMON STOCKS (59.8%)
              BASIC MATERIALS (4.2%)
      1,037   Barrick Gold Corp ...........................       $29,684
        306   Dow Chemical Co .............................        23,983
        500   Quaker Chemical Corp ........................         8,188
        382   Lawter International Inc ....................         4,823
        229   Stepan Chemical Co ..........................         4,666
        178   Placer Dome Inc ADR .........................         3,872
        235   Coeur D'Alene Mines Corp ....................         3,554
         55   Aluminum Co of America ......................         3,506
         78   Newmont Mining Corp .........................         3,490
         63   Consolidated Papers Inc .....................         3,095
         69   Bowater Inc .................................         2,596
         35   Pioneer Hi Bred International ...............         2,450
        251   Ethyl Corp ..................................         2,416
         76   Georgia Gulf Corp ...........................         2,042
         30   Phelps Dodge Corp ...........................         2,025
         23   Rohm & Haas Co ..............................         1,877
         44   Olin Corp ...................................         1,655
         38   Champion International Corp. ................         1,643
         27   Reynolds Metals Co ..........................         1,522
         26   BetzDearborn Inc. ...........................         1,521
         78   Crompton & Knowles Corp .....................         1,501
         28   Nucor Corp ..................................         1,428
         31   International Flavors &
                 Fragrances Inc............................         1,395
         44   Chesapeake Corp .............................         1,380
         44   USX-U.S. Steel Group ........................         1,380
         73   Wausau Paper Mills Co .......................         1,350
         41   Inco Ltd ....................................         1,307
         20   Sigma Aldrich Corp ..........................         1,249
         44   Ferro Corp ..................................         1,248
         30   Minerals Technologies Inc ...................         1,230
         69   RPM Inc .....................................         1,173
         63   Glatefelter (PH) Co .........................         1,134
         58   Engelhard Corp ..............................         1,109
         47   Cyprus Amax Minerals Co. ....................         1,099
         34   Dexter Corp .................................         1,084
         20   Temple Inland Inc ...........................         1,082
         23   Cleveland Cliffs Inc  .......................         1,044
         42   Schulman Inc ................................         1,029
         76   Calgon Carbon Corp ..........................           931
         65   Homestake Mining Co .........................           926
         15   Mead Corp ...................................           872
        126   Battle Mountain Gold Co .....................           866
         18   Petrolite Corp ..............................           864
         18   Great Lakes Chemical Corp. ..................           841
         24   James River Corp of Virginia ................           795
         16   Union Camp Corp .............................           764
         20   Mosinee Paper Corp ..........................           710
         15   Fuller H B Co ...............................           705

         24   Westvaco Corp ...............................          $690
         13   Ameron Inc ..................................           671
         18   Bemis Inc ...................................           664
         24   Tuscarora Inc ...............................           657
         36   Worthington Industries ......................           652
         97   Echo Bay Mines Ltd ..........................           643
         31   Inland Steel Industries Inc .................           620
         19   Liqui-Box Corp ..............................           618
         17  +Tremont Corp ................................           614
         24   International Aluminum Corp .................           612
         22   FAB Industries Inc ..........................           605
         16   Ecolab Inc ..................................           602
         18   Florida Rock Industries Inc .................           590
         21   MacDermid Inc ...............................           578
         17   South Down Inc ..............................           529
         16   Cambrex Corp ................................           524
         20   Sonoco Products Co ..........................           518
         36   Tejon Ranch Co. .............................           518
         89  +Hecla Mining Co .............................           490
         13   Nalco Chemical Co ...........................           470
         15   Puerto Rican Cement Inc .....................           469
         71  +Amax Gold Inc ...............................           453
         12   Carpenter Technology Corp ...................           440
          9  +MAXXAM Inc ..................................           429
         23   Oregon Steel Mills ..........................           385
         40  +Bethlehem Steel Corp. .......................           360
                                                                 --------
                                                                  153,505
                                                                 --------
              CAPITAL GOODS (6.1%)
        532   McDonnell Douglas Corp ......................        34,048
        321   Minnesota Mining &
                 Manufacturing Co .........................        26,603
      1,033   Raymond Corp ................................        17,948
        122   Boeing Co ...................................        12,978
        200  +Analog Devices Inc. .........................         6,775
        200  +ADC Telecommunications Inc ..................         6,225
         62   Emerson Electric Co. ........................         5,999
        291   Westinghouse Electric Corp ..................         5,784
        100   York International Corp .....................         5,588
        159   WMX Technologies Inc. .......................         5,187
        337   Oil-Dri Corp America ........................         5,055
        109   Corning Inc .................................         5,041
        228   Penn Engineering &
                 Manufacturing Corp .......................         4,674
         66   Honeywell Inc. ..............................         4,340
         76   Crown Cork & Seal Inc .......................         4,133
        338  +Nashua Corp. ................................         4,056
        236  +Vallen Corp .................................         3,924
         51   Fluor Corp ..................................         3,200
         52   Sundstrand Corp .............................         2,210
         40   Tyco International Ltd ......................         2,115

                       See notes to financial statements             Page 23

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

 Number
 of Shares                  Security                           Value
 ---------                  --------                           -----
 TOMORROW MEDIUM-TERM RETIREMENT FUND (CONTINUED)
     20   Textron Inc .................................        $1,885
     27   Eaton Corp ..................................         1,883
     50   Trinity Industries Inc ......................         1,875
     80   Allegheny Teledyne Inc ......................         1,840
     30   Miller (Herman) Inc .........................         1,699
     74   Premark International Inc ...................         1,647
     19   Raychem Corp  ...............................         1,522
     34   Hubbell Inc Cl B ............................         1,471
     29   Dover Corp ..................................         1,457
     44   HON Industries ..............................         1,452
     27   Alco Standard Corp ..........................         1,394
     62   Ametek Inc ..................................         1,380
     53   Pall Corp ...................................         1,352
     27   Kaydon Corp .................................         1,272
     02   Laidlaw Inc Cl B ............................         1,173   1
     35   Donaldson Co Inc ............................         1,173
     30   Parker Hannifin Corp ........................         1,162
     23   Precision Castparts Corp ....................         1,141
     32   Pentair Inc .................................         1,032
     12   Northrop Gruman Corp ........................           993
     30   Standard Register Co ........................           975
     41  +Jacobs Engineering Group Inc ................           969
     15   Nordson Corp ................................           956
     23   Millipore Corp ..............................           952
     13   General Dynamics ............................           916
     45   Keystone International Inc ..................           906
     11   Grainger WW Inc .............................           883
     17   Harnischfeger Industries Inc. ...............           818
     18   General Signal Corp .........................           769
     28   Duriron Co Inc ..............................           759
     16   Cummins Engine Inc ..........................           736
     18   Butler Manufacturing Co .....................           729
     20   Avery Dennison Corp .........................           707
     38   Gencorp Inc .................................           689
     17  +Sequa Corp Cl A .............................           667
     11   Barnes Group Inc ............................           660
     51  +Magnetek Inc ................................           657
     44   Daniel Industries ...........................           649
     16   IDEX Corp ...................................           638
     85  +Insituform Technologies Cl A ................           627
     27   Learonal Inc ................................           621
     19   Kysor Industrial Corp .......................           620
     20   Standex International Corp ..................           617
     25   Baldor Electric Co ..........................           616
     25   Brady W H Co ................................           616
     10   Carlisle Cos Inc ............................           605
     19   Stone & Webster Inc .........................           603
     26   Goulds Pumps Inc ............................           596
     18   Gleason Corp ................................           596
     11   NACCO Industries Inc Cl A ...................           588
     24   Watts Industries Inc Cl A ...................           573
     19   Commercial Metals ...........................           572
     26  +Osmonics Inc ................................           572
     22   Graco Inc ...................................           539
     10   Mine Safety Appliances Co ...................           532
     28   Armor All Products Corp .....................           532
     57  +Thermo Fibertek Inc .........................           531
     23  +Lydall Inc ..................................           517
     24   Moore Corp Ltd ..............................           489
     17  +Bearings Inc ................................           474
     21   Cincinnati Milacron Inc .....................           459
     22   Varlen Corp .................................           452
     25   McDermott International Inc .................           416
     21   Granite Construction Inc ....................           399
     17  +Rohr Inc ....................................           385
     60   UNR Industries Inc ..........................           360
      7   Briggs & Stratton Corp ......................           308
     18   Brush Wellman Inc. ..........................           295
     51  +Air and Water Technologies
              Corp.....................................           293
     10   Ball Corp ...................................           260
     29  +Rollins Environmental Inc ...................           226   1
                                                             --------
                                                              225,610
                                                             --------
          COMMUNICATIONS SERVICES (1.1%)
     37   GTE Corp ....................................        10,784   2
     56   Sprint Corp .................................        10,208   2
     89   US West Inc .................................         6,095   1
     35   ALLTEL Corp .................................         4,236   1
     77   NYNEX Corp ..................................         3,706
     72   Century Telephone Enterprises
              Inc......................................         2,223
     44   Frontier Corp ...............................           995
     42   Aliant Communications .......................           714
                                                             --------
                                                               38,961
                                                             --------
          CONSUMER CYCLICAL (8.5%)
     36   May Department Stores Co ....................        39,083   8
     41   Penney (J.C.) Co Inc. .......................        31,249   6
     34   Eastman Kodak Co ............................        26,804   3
     33   Russ Berrie & Co Inc ........................        18,594 1,0
     25   Wackenhut Corp Ser A ........................        12,506   7
     43  +Fred Meyer Inc ..............................         8,627   2
     00  +Atmel Corp ..................................         6,625   2
     15   Ruddick Corp ................................         5,810   4
     42  +National Education Corp .....................         5,216   3
     63   Gap Inc. ....................................         4,910   1
     20  +Fruit of the Loom Inc .......................         4,545   1
     33   Sturm Ruger & Co Inc ........................         4,514   2
     50  +Playboy Enterprises Inc Cl B ................         4,388   4
     57   Mattel Inc ..................................         4,357   1
     21   Caseys General Stores Inc ...................         4,144    2

Page 24                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
   of Shares                    Security                           Value
   ---------                    --------                           -----

       TOMORROW MEDIUM-TERM RETIREMENT FUND (CONTINUED)
        351  +Lifetime Hoan Corp ..........................        $4,124
        105   Dayton Hudson Corp ..........................         4,121
        224   The Limited Inc .............................         4,116
        161   Dun & Bradstreet Corp .......................         3,824
         48   Gannet Inc ..................................         3,594
         10   Washington Post Co ..........................         3,351
        118   Service Corp International ..................         3,304
         49  +Vons Cos Inc ................................         2,934
         74  +Jones Apparel Group .........................         2,766
         60   Omnicom Group Inc ...........................         2,745
         67   Masco Corp ..................................         2,412
         36   Vulcan Materials Co .........................         2,192
         39  +Nine West Group Inc .........................         1,809
         49   Hannaford Brothers Co .......................         1,666
         63  +HSN Inc .....................................         1,496
         30   TRW Inc. ....................................         1,485
        143  +K mart Stores ...............................         1,484
         38   New York Times Co Cl A ......................         1,444
         31   Lancaster Colony Corp .......................         1,426
         30   Interpublic Group of Cos Inc ................         1,425
        129  +Burlington Industries Inc ...................         1,419
         53  +Lands' End Inc ..............................         1,405
         40   Belo (AH) Corp - Ser A ......................         1,395
         45   Dillard Department Stores ...................         1,389
         35   Hasbro Inc ..................................         1,361
         24   Houghton Mifflin Co .........................         1,359
         36   Tiffany & Co ................................         1,319
         29   Genuine Parts Co ............................         1,294
         19  +Scholastic Corp .............................         1,278
         24   Meredith Corp ...............................         1,266
         47   Modine Manufacturing ........................         1,257
         27   Harcourt General ............................         1,245
         67   Sotheby's Holdings Cl A .....................         1,240
         18   VF Corp .....................................         1,215
         26   McGraw-Hill Cos Inc .........................         1,199
         27   Tandy .......................................         1,188
         25   Whirlpool Corp ..............................         1,166
         24   TJX Cos Inc .................................         1,137
         34   Cognizant Corp ..............................         1,122
         29   Liz Claiborne Inc. ..........................         1,120
         14   Tribune Co. .................................         1,104
         26   Reebok International Ltd ....................         1,092
         26  +CVS Corp ....................................         1,073
         61   Wellman Inc .................................         1,045
         36   First Brands Corp ...........................         1,022
         33   Circuit City Store Inc ......................           994
         17   Sherwin-Williams Co. ........................           952
         89  +Best Buy Co Inc .............................           946
         93   Stride Rite Corp ............................           930
         34   Stanhome Inc ................................           901
         22  +Ceridian Corp ...............................           891
         45   Cooper Tire & Rubber ........................           889
         26   Dow Jones & Co Inc ..........................           881
         20   Polaroid Corp ...............................           870
         14   NCH Corp ....................................           843
         17   Mercantile Stores ...........................           839
         12   Armstrong World Industries Inc ..............           834
        192  +Service Merchandise Inc .....................           816
         27   Black & Decker Corp .........................           813
         41   Maytag Corp .................................           810
         62   Fingerhut Cos Inc. ..........................           759
         24   Echlin Inc. .................................           759
         41   Brown Group Inc .............................           753
         26   American Greetings Cl A .....................           738
         30   Donnelly Corp ...............................           735
         21   McClatchy Newspapers Cl A ...................           735
         11  + Culbro Corp ................................           714
        163   Ekco Group Inc ..............................           713
         22   Wiley John & Sons ...........................           709
         70   Graphic Industries Inc ......................           709
         27  +MacFrugals Bargains Closeouts ...............           705
         50   ADVO Inc ....................................           700
        113  +American Media Inc ..........................           664
         15  +Volt Information Sciences Inc ...............           656
         48  +Johnson Worldwide Associates
                  Inc Cl A.................................           636
         22   Starrett LS Co Cl A .........................           624
         23   Stanley Works ...............................           621
         24  +Christiana Cos ..............................           618
         12   WD-40 Co ....................................           612
         24   Standard Products Co ........................           612
         87  +Shoney's Inc ................................           609
         46   Kaman Corp Cl A  ............................           598
         15   Apogee Enterprises Inc ......................           596
         30   Luby's Cafeterias Inc. ......................           596
         17   Plenum Publishing Corp ......................           595
         58   Crown Crafts Inc ............................           580
         21   Tennant Co ..................................           577
         67  +Handleman Co ................................           569
         26   True North Communications ...................           569
         26  +Woolworth Corp ..............................           569
         37   Osh Kosh B'Gosh Cl A  .......................           564
         23   Bassett Furniture Industries Inc ............           563
         21   Guilford Mills Inc ..........................           559
         22   American Business Products ..................           553
         12   OEA Systems Inc .............................           549
         21  +CSS Industries Inc ..........................           546
         20   Unitog Co ...................................           545
         25   Smart and Final Inc .........................           541
         86   PT Tri Polyta Indonesia ADR .................           537
         23   Lee Enterprises Inc .........................           535
        132  +Topps Co Inc ................................           528
         62  +Syms Corp ...................................           527

                       See notes to financial statements             Page 25

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                 Value
---------                      --------                                 -----
TOMOROW MEDIUM-TERM RETIREMENT FUND (CONTINUED)

   19   K2 Inc ...................................                      $522
   28   Walbro Corp. .............................                       511
   26   Delechamps Inc ...........................                       504
   21   Waverly Inc ..............................                       499
   26   Alico Inc ................................                       487
   16   American List Corp. ......................                       486
   30   Strawbridge & Clothier ...................                       476
   12   Knight- Ridder Inc .......................                       459
   31   Duty Free International Inc ..............                       449
   15   Russell Corp .............................                       446
   47   Blessings Corp ...........................                       438
   39   Hancock Fabrics Inc ......................                       405
    8   Home Depot Inc ...........................                       401
   49  +Intelligent Electronics Inc. .............                       392
   15   Arvin Industries Inc .....................                       371
   22   CPI Corp .................................                       368
   26  +Information Resources Inc ................                       364
   32   Ennis Business Forms .....................                       360
   19   Ogden Corp ...............................                       356
   18  +Gibson Greetings Inc .....................                       353
   95   CML Group Inc ............................                       321
   39  +GRC International Inc ....................                       317
   18  +AnnTaylor Stores Corp ....................                       315
   14   Lawson Products Inc ......................                       306
   21   Falcon Products Inc ......................                       299
   25   A.T. Cross Co Cl A .......................                       291
   11  +ACNielsen Corp ...........................                       166
    6  +Echelon International Corp ...............                        93
                                                                    --------
                                                                     313,941
                                                                    --------
        CONSUMER STAPLES (9.5%)
  391   Kimberly-Clark Corp .....................                     37,243
1,016  +Viacom Inc. Cl B ........................                     35,433
  517   Kellogg Co ..............................                     33,928
1,453   Archer Daniels Midland Co................                     31,966
  762   Anheuser-Busch Cos Inc. .................                     30,480
  152   Unilever NV ADR  ........................                     26,638
  416  +Revco D.S. Inc ..........................                     15,392
  731   Goodmark Foods Inc ......................                     12,062
  734   Genovese Drugs Stores ...................                     11,379
  543   Dames & Moore Inc .......................                      7,941
  174   Albertsons Inc ..........................                      6,199
  105   Cardinal Health Inc .....................                      6,116
  201   IBP Inc .................................                      4,874
   51   Colgate-Palmolive Co. ...................                      4,705
  129   Heinz H J Co ............................                      4,644
   93   Conagra Inc .............................                      4,627
   62   Ralston Purina Co........................                      4,549
  230   ABM Industries Inc ......................                      4,255
  105   IMC Global Inc ..........................                      4,108

  123   UST Inc. ................................                     $3,982
   50   CPC International Inc. ..................                      3,875
  106   Sysco Corp ..............................                      3,458
   51   General Mills Inc .......................                      3,232
   82   Tyson Foods Inc Cl A ....................                      2,809
   49   Tambrands Inc. ..........................                      2,003
   42  +Kroger Co ...............................                      1,953
   48   Quaker Oats Co ..........................                      1,830
   82   Flowers Industries Inc ..................                      1,763
   59   Bergen Brunswig Corp ....................                      1,682
   26   Avon Products Inc .......................                      1,485
   46   Dean Foods Co ...........................                      1,484
   32   McDonald's Corp. ........................                      1,448
   36   Rite Aid Corp. ..........................                      1,431
   52   Kelly Services Inc Cl A .................                      1,404
   32   Hershey Foods Corp ......................                      1,400
   45   TCA Cable TV Inc ........................                      1,356
  143  +Perrigo Co ..............................                      1,305
   31   American Stores Co ......................                      1,267
   24   Paychex Inc .............................                      1,235
   12   Clorox Co. ..............................                      1,205
   74   Dial Corp ...............................                      1,091
   59   International Multifoods Corp ...........                      1,069
   49  +International Dairy Queen Inc
            Cl A.................................                        980
   18   Longs Drug Stores Inc ...................                        884
   24   Universal Foods Corp ....................                        846
   44  +Ruby Tuesday Inc ........................                        814
   35   Whitman Corp ............................                        801
   42   Coors (Adolph) Co Cl B...................                        798
   24   Harland Co. .............................                        792
   24   Deluxe Corp .............................                        786
   22   Giant Food Inc Cl A .....................                        759
   28   Amcast Industrial Corp ..................                        693
   18  +King World Productions Inc ..............                        664
   36   Lance Inc ...............................                        648
   28   Banta Corp. .............................                        640
   17   National Presto Industries ..............                        635
   72   Bridgford Foods Corp ....................                        612
   28   Nash Finch Corp .........................                        595
   13   Brown-Forman Corp Cl B ..................                        595
   21   West Co .................................                        593
   14  +Chris Craft Industries Inc ..............                        586
   18   Winn Dixie Stores .......................                        569
   43   WLR Foods Inc ...........................                        532
   80  +Uno Restaurant Corp .....................                        530
   18   Supervalu Inc. ..........................                        511
   36   Savannah Foods & Industries .............                        486
   14   Dreyers Grand Ice Cream Inc .............                        406
   17  +Carmike Cinemas Inc. Cl A ...............                        431

Page 26                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                        Value
---------                      --------                        -----
TOMORROW MEDIUM-TERM RETIREMENT fUND (CONTINUED)

   29  +Foodbrands America Inc .....................           $399
   42  +Buffets Inc ................................            383
   19   Blair Corp .................................            366
    6   Tecumseh Products Co Cl B ..................            341
    9   National Services Industries Inc ...........            336
   20  +AMC Entertainment Inc ......................            287
    7  +Footstar Inc ...............................            174
                                                           --------
                                                            349,778
                                                           --------
        Energy (9.9%)
  543   Exxon Corp .................................         53,214
  216   Royal Dutch Petroleum Co ADR  ..............         36,882
  249   Atlantic Richfield .........................         33,024
  194   Mobil Corp. ................................         23,716
1,236   Sevenson Environmental
           Services Inc ............................         22,557
  195   Schlumberger Ltd ...........................         19,476
  225   Amoco Corp .................................         18,169
  181   Texaco Inc .................................         17,761
1,066   Quaker State Corp ..........................         15,057
  732  +HS Resources Inc ...........................         12,078
  730  +Tuboscope Vetco International
           Corp ....................................         11,315
  160   Chevron Corp  ..............................         10,400
  534   Getty Petroleum Corp .......................          8,677
  101   Anadarko Petroleum Co ......................          6,540
  130   Phillips Petroleum Co. .....................          5,752
  259   Global Marine Inc ..........................          5,342
  216   Occidental Petroleum Corp ..................          5,049
   60   Halliburton Co .............................          3,615
   79   Tidewater Inc ..............................          3,575
  135   USX-Marathon Group .........................          3,223
  103  +Dresser Industries Inc .....................          3,193
   39   Tosco Co ...................................          3,086
   58  +Ensco International Inc ....................          2,813
   58  +Smith International Inc ....................          2,603
   45  +BJ Services Co .............................          2,295
   76  +Weatherford Enterra Inc ....................          2,280
   62   Parker & Parsley Petroleum Co ..............          2,278
  115  +Nabors Industries Inc ......................          2,214
   43   Burlington Resources Inc ...................          2,166
   60   Mapco Inc ..................................          2,040
   60   Valero Energy Corp .........................          1,717
  164   Ranger Oil Ltd .............................          1,619
   43   Apache Corp ................................          1,521
   44   Baker Hughes Inc ...........................          1,518
   27   Murphy Oil Corp ............................          1,502
   27   Helmerich & Payne Inc ......................          1,407
   44   Ultramar Diamond Shamrock
            Corp....................................          1,391
   22   Amerada Hess Corp. .........................          1,273
   39   Sun Co Inc .................................            951
   31   Black Hills Corp ...........................            872
   33  +Oryx Energy Co .............................            817
   11   Kerr Mcgee Corp ............................            792
   37   Wiser Oil Co ...............................            731
   29  +Varco International Inc ....................            671
   19   Vintage Petroleum Inc ......................            655
   45   Berry Petroleum Cl A .......................            647
   26   Landauer Inc ...............................            637
   14  +Barrett Resources Corp .....................            597
   11   Louisiana Land & Exploration Co ............            590
   21   Ashland Coal Inc ...........................            583
  187  +Harken Energy Corp .........................            561
   60  +Allied Waste Industries Inc ................            555
   57  +Parker Drilling Co .........................            549
   20   Holly Corp .................................            535
   12   Ashland Inc ................................            526
   42  +Crown Central Petroleum Cl A ...............            520
                                                           --------
                                                            364,127
                                                           --------
        Financial (6.0%)
1,029   Mid Am Inc .................................         17,622
1,039   Kranzco Realty Trust  ......................         17,533
1,037   Commercial Net Lease Realty ................         16,462
  533   Avemco Corp ................................          8,328
  200   Southtrust Corp ............................          6,975
  100   Progressive Corp ...........................          6,738
  181   First Data Corp ............................          6,607
  132   PHH Corp ...................................          5,676
  100   Comerica Inc ...............................          5,238
  227   Universal Health Realty Income .............          4,654
  100   Commerce Bancshares Inc ....................          4,625
  230   Mid America Bancorp ........................          4,370
  230   LTC Properties Inc .........................          4,255
  234   State Auto Financial Corp ..................          4,212
  232   Magna Bancorp Inc ..........................          4,060
  225   NYMAGIC Inc ................................          4,050
  233   South West Property Trust ..................          3,932
   73   Lincoln National Corp Ltd. .................          3,833
   69   Chubb Corp .................................          3,709
   36   Loews Corp .................................          3,393
  100   Paine Webber Group Inc .....................          2,813
   49   U.S. Bancorp ...............................          2,202
   19   Marsh & McLennan Cos .......................          1,976
   45   Bancorp Hawaii Inc. ........................          1,890
  142   Hibernia Corp Cl A .........................          1,882
   26   UNUM Corp ..................................          1,879
   23   Transatlantic Holdings Inc .................          1,852
   84   City National Corp .........................          1,817
   46   Northern Trust Corp ........................          1,668
   18   TransAmerica Corp ..........................          1,424

                       See notes to financial statements                Page 27

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                        Value
---------                      --------                        -----
TOMORROW MEDIUM-TERM RETIREMENT fUND (CONTINUED)

 22   St Paul Cos. Inc. Corp .......................          $1,290
 28   National City Corp ...........................           1,257
 29   Wilmington Trust Co ..........................           1,146
 31   Dauphin Deposit Corp .........................           1,023
 18   Jefferson- Pilot Corp ........................           1,019
 16   Citizens Bancorp .............................             992
 24   Safeco Corp ..................................             947
 41   Church & Dwight Co Inc .......................             938
 24   Home Beneficial Corp .........................             909
 21   Financial Trust Corp .........................             837
 10   Republic NY Corp .............................             816
 21   New York Bancorp Inc .........................             814
 20   Capitol American Financial Corp ..............             727
 17   CNB Bancshares Inc ...........................             710
 28   BRE Properties Inc ...........................             693
 18   Midland Co ...................................             693
 33   USF&G Corp ...................................             689
 30   Crawford & Co ................................             686
 31   MGI Properties ...............................             682
 17   BT Financial Corp ............................             674
 45   Burham Pacific Properties Inc ................             669
 17   Liberty Corp .................................             667
 20   United Bankshares Inc ........................             660
 20   First Midwest Bancorp Inc ....................             652
 22   First Michigan Bank Corp .....................             652
 17   JSB Financial Inc ............................             646
 17   Selective Insurance Group ....................             646
 21   Argonaut Group Inc ...........................             646
 25   McGrath Rent Corp ............................             644
 16   Tredegar Industries Inc ......................             642
 16   UMB Financial Corp ...........................             638
 18   Whitney Holding Corp .........................             637
 12   Park National Corp ...........................             636
 15   USBancorp Inc ................................             636
 26   Penn Real Estate Investment
          Trust....................................              634
 16   United Carolina Bancshares ..................              632
 17   First Commercial Corp .......................              631
 17   First Financial Corp ........................              629
 18   Firstbank Illinois Co .......................              625
 19   First Financial Bancorp .....................              617
 45   Commercial Intertech Corp ...................              613
 19   Corus Bankshares Inc ........................              613
 19   First United Bancshares Inc .................              613
 15   Farmers Capital Bank Corp ...................              611
 21   Bank of Granite Corp ........................              609
 12   Berkley W R Corp ............................              609
 33   Baldwin & Lyons Inc .........................              606
 22   CBT Corp ....................................              605
 22   Community First Bankshares ..................              605
 23   American Heritage Life Investors ............              604
 22   Zenith National Insurance ...................              602
 28   Fulton Financial Corp .......................              602
 13   Trenwick Group Inc ..........................              601
 25   F & M Bancorp Frederick .....................              600
 28   Heritage Financial Service Inc ..............              595
 48   First Union Real Estate .....................              594
 19   S&T Bancorp Inc .............................              584
 21   Bancorp South Inc ...........................              583
 24   Nationwide Health ...........................              582
331   CRI Liquidating REIT Inc.....................              579
 68   Cash America International Inc. .............              578
 22   First Western Bancorp Inc ...................              577
 27   F & M National Corp .........................              577
 50   IRT Property Co .............................              575
 15   Frontier Insurance Group Inc ................              574
 44   Western Investment Real Estate ..............              572
 15   National Health Investors, Inc. .............              568
 17   Tompkins County Trustco Inc .................              567
 17   Omega Healthcare Investors Inc ..............              565
 23   Hubco Inc ...................................              563
 20   American Financial Enterprise
          Inc......................................              560
 21   First Merchants Corp ........................              556
 21   Poe & Brown Inc .............................              556
 25   SEI Corp ....................................              556
 26   Trustco Bank Corp ...........................              556
  7  +Alexander's Inc .............................              554
 20   Brenton Banks Inc ...........................              552
 20   Federal Realty Investment Trust .............              542
 29   First Commonwealth Financial
         Corp .....................................              540
 45   EMC Insurance Group Inc .....................              540
  6  +Markel Corp .................................              540
 22   First Source Corp ...........................              539
 21   Valley National Bancorp .....................              538
 22   Health Care REIT Inc ........................              536
 11   Mark Twain Bancshares Inc ...................              536
 20   BSB Bancorp Inc .............................              535
 23   Allied Capital Commercial Corp ..............              535
 22   Wellsford Residential Property
         Trust.....................................              533
 17   Albank Financial Corp .......................              533
 40   Hilb, Rogal & Hamilton Co ...................              530
 28   American Federal Bank .......................              528
 41   CRIIMI MAE Inc. .............................              528
 22   American Health Properties ..................              525
 20   National Pennsylvania
         Bancshares Inc ...........................              522
 16   Merchants New York Bancorp ..................              520
 15  +MAIC Holdings Inc ...........................              508
 16   Citizens Banking Corp  ......................              504

Page 28                       See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

Number
of Shares                      Security                                 Value
---------                      --------                                 -----
TOMORROW MEDIUM-tERM RETIREMENT fUND (CONTINUED)

 20   Keystone Financial Inc .....................................       $500
 50   Berkshire Realty Co ........................................        494
 51   Gainsco Inc ................................................        491
 21   Albany International Corp Cl A  ............................        486
 16   Acordia Inc ................................................        464
 14   Gallagher (Arthur J.) & Co .................................        434
 16   HCC Insurance Holdings Inc .................................        384
                                                                     --------
                                                                      221,537
                                                                     --------
      Health Care (4.4%)
373   Schering-Plough Corp. ......................................     24,152
591   Columbia Healthcare Corp ...................................     24,083
118   Bristol-Myers Squibb Co. ...................................     12,833
199   American Home Products Corp. ...............................     11,666
187  +Amgen Inc. .................................................     10,168
232   Pharmacia & Upjohn Inc .....................................      9,193
 94   Warner Lambert Co ..........................................      7,050
 89  +Boston Scientific Corp .....................................      5,340
100  +HEALTHSOUTH Corp ...........................................      3,813
300   Kinetic Concepts Inc .......................................      3,675
347  +Medco Research Inc .........................................      3,644
204   Mylan Laboratories Inc .....................................      3,417
 96  +Forest Laboratories Inc ....................................      3,144
142  +Nellcor Inc ................................................      3,106
 84  +Centocor Inc ...............................................      3,003
 35  +Pacificare Health Systems Inc ..............................      2,984
 65  +Watson Pharmaceuticals .....................................      2,921
 70  +Biogen Inc. ................................................      2,713
 52  +HealthCare COMPARE Corp ....................................      2,203
 98  +Tenet Healthcare Corp ......................................      2,144
101  +Value Health Inc. ..........................................      1,969
 61  +Foundation Health Corp .....................................      1,937
100  +Humana Inc .................................................      1,912
135  +Horizon/CMS Healthcare Corp ................................      1,704
 33   Mallinckrodt Inc. ..........................................      1,456
 29   DENTSPLY International Inc. ................................      1,377
 25  +St. Jude Medical Inc. ......................................      1,066
 34   Diagnostic Products Corp ...................................        880
 31  +ALZA Corp ..................................................        802
 22   Allergan Inc. ..............................................        784
 50   Biomet Inc .................................................        756
 21   Bausch & Lomb Inc ..........................................        745
 18   United States Surgical Corp ................................        709
 62  +Novacare Inc ...............................................        682
 45  +Tecnol Medical Products Inc. ...............................        681
 24  +Acuson .....................................................        585
 12  +Synetic Inc ................................................        582
 20   Bard (CR) Inc ..............................................        560
 31   Carter Wallace Inc .........................................        484
 37  +Beverly Enterprises Inc ....................................        472
 41  +Epitope Inc ................................................        471
 20  +Datascope Corp .............................................        400
                                                                     --------
                                                                      162,266
                                                                     --------
      Technology (2.0%)
729   X-Rite Inc .................................................    $12,029
309   Beckman Instruments Inc ....................................     11,858
282  +Loral Space Communications .................................      5,182
100  +Parametric Technology ......................................      5,138
 91   Raytheon Co ................................................      4,379
 82   Wallace Computer Services Inc. .............................      2,829
 56  +Litton Industries Inc ......................................      2,667
 44  +Compuware Corp .............................................      2,205
119   Sensormatic Electronics Corp ...............................      1,993
 47  +Fiserv Inc .................................................      1,727
181   Novell Inc .................................................      1,714
 37   Thiokol Corp ...............................................      1,656
 30  +Dell Computer Corp .........................................      1,594
 31  +Policy Management Systems
          Corp....................................................      1,430
 19  +3Com Corp ..................................................      1,394
 51  +Stratus Computer Inc. ......................................      1,390
 25   Teleflex Inc ...............................................      1,303
 49  +Advanced Micro Devices Inc .................................      1,262
 53  +Structural Dynamics Research
         Corp ....................................................      1,060
 46  +Apple Computer Inc .........................................        960
 18  +Storage Technology Corp ....................................        857
 11   Harris Corp ................................................        755
 29  +Boole & Babbage Inc ........................................        725
 16  +BRC Holdings Inc ...........................................        716
 24   Analysts International Corp ................................        678
 27   Cubic Corp .................................................        624
 19  +Gelman Sciences Inc ........................................        617
 14   CTS Corp ...................................................        598
 28   EG&G Inc ...................................................        563
101  +Borland International Inc  .................................        549
 21  +Esterline Technologies Corp ................................        549
 24  +Bell Industries Inc ........................................        513
 42  +Amdahl Corp ................................................        509
213  +Executone Information Systems
         Inc .....................................................        506
 68  +Unisys Corp ................................................        459
 27  +Trident Microsystems Inc ...................................        456
 12  +Advanced Technology
         Laboratories ............................................        372
 18   MTS Systems Corp ...........................................        360
 84  +AST Research Inc ...........................................        352
                                                                     --------
                                                                       74,528
                                                                     --------
      Transportation (1.9%)
389   Burlington Northern Santa Fe
          Corp....................................................     33,600
1,033 International Shipholding Corp .............................     19,111
345   Rollins Truck Leasing Corp .................................      4,356

           See notes to financial statements                             Page 29

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
   of Shares                    Security                           Value
   ---------                    --------                           -----
TOMORROW MEDIUM-tERM RETIREMENT fUND (CONTINUED)


         36  +Federal Express Corp. .......................        $1,602
         52   Alexander & Baldwin Inc .....................         1,300
         47   Atlantic Southeast Airlines Inc. ............         1,028
         67   Hunt J B Transport Services Inc .............           938
         41   Caliber Systems Inc .........................           789
         11   Union Pacific Corp ..........................           661
         69   Frozen Foods Express
                  Industries...............................           621
         25  +USAir Group Inc .............................           584
         34   Arnold Industries Inc .......................           540
         37  +Yellow Corp .................................           532
         65  +USA Truck Inc ...............................           520
         19   Consolidated Freightways Inc ................           423
         19   Overseas Shipholding Group ..................           323
          3   Florida East Coast Industries ...............           262
          9  +Consolidated Freightways Corp ...............            80
                                                                 --------
                                                                   67,270
                                                                 --------
              UTILITIES (6.2%)
      1,029   Public Service Co ...........................        18,779
        838   St Joseph Light & Power .....................        12,884
        737   Cascade Natural Gas Corp ....................        12,529
        735   United Water Resources Inc ..................        11,484
        400   Illinova Corp ...............................        11,000
        200   New England Electric ........................         6,975
        276   Southern Co .................................         6,245
        133   Enron Corp ..................................         5,736
        200   Boston Edison Co. ...........................         5,375
        231   Ohio Edison Co ..............................         5,255
        255   Public Service Co of New
                  Mexico...................................         5,004
        228   Philadelphia Suburban Corp ..................         4,532
        130   GPU Inc .....................................         4,371
        231   Eastern Utilities Association ...............         4,014
        231  +Tucson Electric Power Co ....................         3,840
        119   Allegheny Power System Inc ..................         3,615
         72   Duke Power Co ...............................         3,348
        246   Northeast Utilities .........................         3,260
        154   Pacific Gas & Electric Co. ..................         3,234
         98   Florida Progress Corp .......................         3,161
         76   Texas Utilities Co ..........................         3,097
        119   Potomac Electric Power Co ...................         3,064
         80   Williams Cos Inc ............................         2,981
        108   Scana Corp ..................................         2,889
         85   CMS Energy Corp .............................         2,858
         81  +CalEnergy Inc ...............................         2,724
        118   Edison International ........................         2,345
         42   Coastal Corp ................................         2,053
         64   MCN Corp Holding Co .........................         1,848
         47   Public Service Co of Colorado ...............         1,827
         39   FPL Group Inc. ..............................         1,794
         82   New York State Electric &
                 Gas Corp .................................         1,773
         43   Nipsco Industries ...........................         1,704
         44   Dominion Resources Inc ......................         1,694
         54   Brooklyn Union Gas Co .......................         1,627
         32   El Paso Natural Gas .........................         1,616
         58   Entergy Corp ................................         1,610
         97   MidAmerican Energy Holdings .................         1,540
         37   National Fuel Gas Co ........................         1,526
         37   American Electric Power Co ..................         1,522
         42   Southwestern Public Service .................         1,486
         28   Sonat Inc. ..................................         1,442
         60   Puget Sound Power & Light ...................         1,440
         63   Houston Industries Inc ......................         1,425
         67   Pacificorp ..................................         1,374
         30   Pennsylvania Enterprises Inc ................         1,316
         50   Central & South West Corp ...................         1,281
         47   IPALCO Enterprises ..........................         1,281
         38   Cinergy Corp. ...............................         1,268
         51   LG & E Energy Corp ..........................         1,250
         40   Idaho Power Co ..............................         1,245
         58   Montana Power Co ............................         1,240
         58   AGL Resources Inc ...........................         1,225
         32   Hawaiian Electric Industries ................         1,156
         19   Consolidated National Gas Co ................         1,050
         27   Union Electric ..............................         1,040
         42   Indiana Energy Inc ..........................         1,024
         43   Washington Gas Light Co .....................           973
         42   PP & L Resources Inc ........................           966
         15   Columbia Gas System Inc .....................           954
         82   Central Maine Power Co. .....................           953
         46   American Water Works Inc ....................           949
         30   Pacific Enterprises .........................           911
         29   Oneok Inc. ..................................           870
         23   Eastern Enterprises Inc .....................           814
         24   IWC Resources Corp ..........................           747
         15  +Tejas Gas Corp ..............................           714
         16   California Water Services Co ................           672
         32   Nevada Power ................................           656
         14   Northern States Power........................           642
         26   Laclede Gas Co ..............................           627
         17   Cilcorp Inc .................................           623
         40   Noram Energy Corp. ..........................           615
         25   South Jersey Industries Inc .................           609
         26   Commonwealth Energy System ..................           608
         19   United Illuminating Co ......................           596
         53  +Citizens Utilities Co Cl B ..................           590
         17   Northwestern Public Service .................           582
         18   Otter Tail Power Co .........................           578
         20   North Carolina Natural Gas Corp .............           577
         24   Northwest Natural Gas Co ....................           576

Page 30                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
 of Shares                      Security                        Value
 ---------                      --------                        -----
TOMORROW MEDIUM-TERM RETIREMENT FUND (CONTINUED)


         21   TNP Enterprise Inc ..........................          $575
         25   United Cities Gas Co ........................           562
         22   Connecticut Natural Gas Corp ................           561
         24   Piedmont Natural Gas Inc ....................           561
         26   Yankee Energy System ........................           556
         24   MDU Resources Group Inc .....................           552
         61  +TPC Corp ....................................           549
         29   Empire District Electric Co .................           544
         55  +Niagara Mohawk Power Corp ...................           543
         15   Wicor Inc ...................................           538
         24   UGI Corp ....................................           537
         19   Aquarion Co .................................           530
         22   Atmos Energy Corp ...........................           525
         22   Green Mountain Power Corp ...................           525
         18   Bay State Gas Co ............................           509
         14   Orange & Rockland Utilities Inc .............           502
         23   Southern California Water Co ................           500
         17   New Jersey Resources Corp ...................           497
         24   Washington Energy Co ........................           495
         24   Western Gas Resources Inc ...................           462
         20   Enserch Corp ................................           460
         21   Colonial Gas Co .............................           446
         15   WPS Resources Corp ..........................           428
        133  +PhoneTel Technologies Inc ...................           424
         19   Madison Gas & Electric ......................           385
                                                                 --------
                                                                  228,444

              TOTAL COMMON STOCKS
                 (Cost $2,127,837).........................     2,199,967
                                                                ---------
              OPEN END INVESTMENT
                  COMPANY (3.9%)
                 (Cost $141,920)
     13,639   Bankers Trust EAFE Equity
                  Index Fund ..............................       144,849
                                                                 --------
              UNIT INVESTMENT
                TRUST (4.8%)
                 (Cost $180,814)
              Standard & Poor's
      2,400       Depositary Receipt ......................       177,450
                                                                 --------
Principal
Amount
------        U.S. GOVERNMENT
              OBLIGATIONS (40.9%)
   $425,000   U.S. TREASURY BILL (11.4%)
              Due 4/17/97 .................................       418,868
                                                                 --------
    158,000   U.S. TREASURY BOND (4.4%)
              6.875% Due 8/15/25 ..........................       161,111
                                                                 --------
              U.S. TREASURY NOTES (25.1%)
   $505,000   5.500% Due 11/15/98 .........................      $501,606
    423,000   6.500% Due 8/15/05 ..........................       425,711
                                                                 --------
                                                                  927,317
                                                                 --------
              TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $1,507,528).........................     1,507,296
                                                                 --------
              TOTAL INVESTMENTS (109.4%)
                 (Cost $3,958,099).........................     4,029,562

              LIABILITIES IN EXCESS OF OTHER
                 ASSETS (-9.4%)............................      (348,377)
                                                                ---------
              TOTAL NET ASSETS (100.0%)....................    $3,681,185
                                                                =========

+ Non-income producing security.

Number
of Shares                       Security                      Value
---------                       --------                      -----
         TOMORROW SHORT-TERM RETIREMENT FUND


              COMMON STOCKS (55.3%)
              BASIC MATERIALS (3.0%)
        377   Dow Chemical Co .............................       $29,547
      1,500   Coeur D'Alene Mines Corp.....................        22,687
        700   Quaker Chemical Corp ........................        11,463
        385   Barrick Gold Corp ...........................        11,021
         60   Pioneer Hi Bred International ...............         4,200
        335   Calgon Carbon Corp ..........................         4,104
        700  +Hecla Mining Co .............................         3,850
        600  +Amax Gold Inc ...............................         3,825
         68   Nucor Corp ..................................         3,468
         46   Phelps Dodge Corp ...........................         3,105
        137   Placer Dome Inc ADR .........................         2,980
         67   IMC Global Inc ..............................         2,621
         36   Aluminum Co of America ......................         2,295
         51   Newmont Mining Corp .........................         2,282
         27   Rohm & Haas Co ..............................         2,204
         40   Consolidated Papers Inc .....................         1,965
         60   Inco Ltd ....................................         1,913
         41   International Flavors &
                Fragrances Inc.............................         1,845
         31   Reynolds Metals Co ..........................         1,748
         44   Bowater Inc .................................         1,655
        160   Ethyl Corp ..................................         1,540
         40   Olin Corp  ..................................         1,505
         30   Champion International Corp. ................         1,298

                       See notes to financial statements            Page 31

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
 of Shares                      Security                        Value
 ---------                      --------                        -----
TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)


         40   Ferro Corp ..................................        $1,135
         21   Great Lakes Chemical Corp. ..................           982
         35   Georgia Gulf Corp ...........................           941
         30   Lubrizol Corp ...............................           930
         22   Tambrands Inc. ..............................           899
         44   Engelhard Corp ..............................           841
         22   Ecolab Inc ..................................           828
         20   BF Goodrich Co...............................           810
         30   Schulman Inc ................................           735
         12   BetzDearborn Inc. ...........................           702
         36   Crompton & Knowles Corp .....................           693
         22   Chesapeake Corp .............................           690
         10   Harso Corp ..................................           685
         18   Bemis Inc ...................................           664
         28   Cyprus Amax Minerals Co. ....................           655
         20   Westvaco Corp ...............................           575
         11   Precision Castparts Corp ....................           546
         29   Glatefelter (PH) Co .........................           522
         28   Wausau Paper Mills Co .......................           518
         11   Fuller H B Co ...............................           517
         37   Lawter International Inc ....................           467
          9  +MAXXAM Inc ..................................           429
         10  +Sealed Air Corp .............................           416
         60   Battle Mountain Gold Co .....................           413
         23   Oregon Steel Mills ..........................           385
         12   Dexter Corp .................................           383
         41  +Bethlehem Steel Corp. .......................           369
         14   Sonoco Products Co ..........................           362
         10   James River Corp of Virginia ................           331
          9   Carpenter Technology Corp ...................           330
          7   Cleveland-Cliffs Inc ........................           318
         45   Echo Bay Mines Ltd ..........................           298
                                                                 --------
                                                                  142,490
                                                                 --------

              CAPITAL GOODS (5.7%)
        605   Boeing Co....................................        64,357
        402   Minnesota Mining &
                Manufacturing Co...........................        33,316
      1,200  +Vallen Corp .................................        19,950
        319   York International Corp .....................        17,824
        320  +Parametric Technology Corp ..................        16,440
        205   McDonnell Douglas Corp ......................        13,120
        268   Deere & Co ..................................        10,888
        100   U.S. Robotics Corp ..........................         7,200
        300   Daniel Industries Inc .......................         4,425
         44   Emerson Electric Co. ........................         4,257
         87   Corning Inc .................................         4,024
        117   WMX Technologies Inc. .......................         3,817
        192   Westinghouse Electric Corp ..................         3,816
         58   Honeywell Inc. ..............................         3,813
        200   Armor All Products Corp .....................         3,800

         66   Crown Cork & Seal Inc .......................        $3,589
        200   Raymond Corp ................................         3,475
        100  +Analog Devices Inc. .........................         3,387
        100  +Atmel Corp ..................................         3,311
        100  +ADC Telecommunications Inc ..................         3,113
         47   Tyco International Ltd ......................         2,485
         48   Alco Standard Corp ..........................         2,478
         23   Textron Inc .................................         2,168
         88   Premark International Inc....................         1,958
         29   Fluor Corp ..................................         1,820
         78   Allegheny Teledyne Inc ......................         1,794
         21   Raychem Corp  ...............................         1,683
         62   Pall Corp ...................................         1,581
         76   Sensormatic Electronics Corp ................         1,273
         22   Miller (Herman) Inc .........................         1,246
         23   Dover Corp ..................................         1,156
         24   Hubbell Inc Cl B ............................         1,038
         22   Kaydon Corp .................................         1,037
         57   Gencorp Inc .................................         1,033
         31   HON Industries ..............................         1,023
         24   Sundstrand Corp .............................         1,020
        100  +Novell Inc ..................................           947
         23   Trinity Industries Inc ......................           862
         49   RPM Inc .....................................           833
         20  +BMC Software Inc ............................           827
         20   Thermo Electron Corp ........................           825
         20  +Cadence Design Systems Inc ..................           795
         20   Kennametal Inc ..............................           778
         20   Avery Dennison Corp .........................           707
         11   Nordson Corp ................................           701
         21   Standard Register Co ........................           683
         20  +USA Waste Services Inc ......................           638
         28   Ametek Inc ..................................           623
         13   Cummins Engine Inc ..........................           598
         10   Avnet Inc ...................................           582
         20   Duriron Co Inc ..............................           542
         10  +Gateway 2000 Inc ............................           536
         10  +Solectron Corp ..............................           534
         20   Reynolds & Reynolds Cl A ....................           520
         23   Cincinnati Milacron Inc .....................           503
          7  +FMC Corp ....................................           491
         10   Harnischfeger Industries Inc. ...............           481
         20  +360 Communications Co........................           462
         18  +Jacobs Engineering Group Inc ................           425
          7   Carlisle Cos Inc ............................           424
         21   Keystone International Inc ..................           423
          8   Teleflex Inc ................................           417
         17   Watts Industries Inc Cl A ...................           406
          9   Thiokol Corp ................................           403
         17  +Rohr Inc ....................................           385
         11   Donaldson Co Inc ............................           369

Page 32                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

   Number
 of Shares                      Security                        Value
 ---------                      --------                        -----
TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)


         15   Albany International Corp Cl 'A' ............          $347
         10   Leggett & Platt Inc .........................           346
         18   Brush Wellman Inc. ..........................           295
         14  +Datascope Corp ..............................           280
                                                                 --------
                                                                  271,703
                                                                 --------

              COMMUNICATION SERVICES (3.3%)
      1,863   GTE Corp ....................................        84,766
        894   Sprint Corp .................................        35,648
        198   AT&T Corp ...................................         8,613
        169   Bellsouth Corp. .............................         6,823
         91   Bell Atlantic Corp ..........................         5,892
         99   NYNEX Corp ..................................         4,764
        123   US West Inc .................................         3,967
         70   ALLTEL Corp .................................         2,196
         46   Century Telephone Enterprises
                  Inc......................................         1,420
         39   Frontier Corp ...............................           882
         20   Southern New England
                Telecommunications.........................           777
         30   Aliant Communications Co ....................           510
                                                                 --------
                                                                  156,258
                                                                 --------

              CONSUMER CYCLICAL (5.6%)
        853   Eastman Kodak Co ............................        68,453
        417   Vulcan Materials Co .........................        25,385
        800   Caseys General Stores Inc ...................        15,000
      1,000   Dames & Moore Inc ...........................        14,625
        300  +Fruit of the Loom Inc .......................        11,362
        229   May Department Stores Co ....................        10,706
        194   Penney (J.C.) Co. Inc. ......................         9,457
        155   General Motors Corp .........................         8,641
        139   Albertsons Inc ..............................         4,952
        300  +AMC Entertainment Inc .......................         4,313
        120  +Fred Meyer Inc ..............................         4,260
        700  +American Media Inc ..........................         4,112
        110   Masco Corp ..................................         3,960
        200   Delechamps Inc ..............................         3,875
        200   Blair Corp ..................................         3,850
        200   Alico Inc ...................................         3,750
        200   Russ Berrie & Co Inc ........................         3,600
        200   Wackenhut Corp Ser A ........................         3,450
        121   Mattel Inc...................................         3,358
         46   Eaton Corp ..................................         3,208
        104   Gap Inc. ....................................         3,133
         40   Gannet Inc ..................................         2,995
         60   Whirlpool Corp ..............................         2,798
         69   Dayton Hudson Corp ..........................         2,708
         83   Sysco Corp ..................................         2,708
         94   Service Corp International ..................         2,632
        141   The Limited Inc .............................         2,591
          6   Washington Post Co ..........................         2,011
         42   Lancaster Colony Corp .......................         1,932
        168  +K mart Stores ...............................         1,743
         35   Interpublic Group of Cos Inc ................         1,662
         41   Hasbro Inc ..................................         1,594
         32   Harcourt General Inc.........................         1,476
         38   Wallace Computer Services Inc. ..............         1,311
         32   American Stores Co ..........................         1,308
         28   Omnicom Group Inc ...........................         1,281
         34  +Jones Apparel Group .........................         1,271
         15   Tribune Co. .................................         1,183
         35   Cognizant Corp ..............................         1,155
         35   Dillard Department Stores Inc
                  Cl A.....................................         1,081
         34   Circuit City Store Inc ......................         1,024
         40  +HSN Inc .....................................           950
         20   Harley Davidson Inc .........................           940
         83   Burlington Industries Inc ...................           913
         33   Modine Manufacturing Co .....................           883
         13  +Scholastic Corp .............................           874
         27   South Down Inc ..............................           840
         12   Armstrong World Industries Inc...............           834
         35   Dun & Bradstreet Corp .......................           831
         27   Black & Decker Corp .........................           813
         20   Dow Jones & Co Inc ..........................           678
         24  +Lands' End Inc ..............................           636
         20   Echlin Inc. .................................           633
         18   Belo (AH) Corp...............................           628
         57  +Best Buy Co .................................           606
         35   Viad Corp ...................................           578
         30   Sotheby's Holdings Cl A .....................           555
         26   Cooper Tire & Rubber Co......................           514
         19  +MacFrugals Bargains Closeout ................           496
         10   Mercantile Stores Co ........................           494
          8   Houghton Mifflin Co .........................           453
         25   Lance Inc ...................................           450
         10  +Chris Craft Industries Inc ..................           419
         16   Lee Enterprises Inc .........................           372
         15   Arvin Industries Inc ........................           371
         22   CPI Corp ....................................           369
         13   Stanley Works ...............................           351
         81  +Service Merchandise Inc .....................           344
        100   CML Group Inc ...............................           338
         22   Duty Free International  Inc ................           319
         18  +AnnTaylor Stores Corp .......................           315
          6   Home Depot Inc ..............................           301
         13   Caliber Systems Inc .........................           250
         11  +ACNielsen Corp ..............................           166
                                                                 --------
                                                                  268,428
                                                                 --------

                       See notes to financial statements            Page 33

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

      Number
      of Shares                 Security                           Value
      ---------                 --------                           -----
    TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)


              CONSUMER STAPLES (5.3%)
      1,500   ABM Industries Inc ..........................       $27,750
        141   Unilever NV ADR .............................        24,710
        177   Kimberly-Clark Corp .........................        16,859
      1,030   Genovese Drugs Stores .......................        15,965
        177   Gillette Co. ................................        13,762
        173   Kellogg Co ..................................        11,353
        324  +Viacom Inc. Cl 'B' ..........................        11,300
        486   Archer Daniels Midland Co....................        10,692
        500   Goodmark Foods Inc ..........................         8,250
        204   Anheuser- Busch Cos Inc. ....................         8,160
        150   Coca Cola Co ................................         7,894
         57   Philip Morris Cos Inc. ......................         6,469
        174  +Revco D.S. Inc ..............................         6,438
        178   Pepsico Inc. ................................         5,207
        223   Flowers Industries Inc ......................         4,794
        300   ADVO Inc ....................................         4,200
         52   Ralston Purina Co ...........................         3,816
        100   Quaker Oats Co...............................         3,813
        200   Brown Group Inc .............................         3,675
         78  +Kroger Co ...................................         3,627
        200   International Multifoods Corp ...............         3,625
         99   Heinz H J Co ................................         3,564
         64   Conagra Inc .................................         3,184
        128   IBP Inc .....................................         3,104
         47   General Mills Inc ...........................         2,979
         89   UST Inc. ....................................         2,881
         31   Colgate- Palmolive Co .......................         2,860
         35   Avon Products Inc ...........................         1,999
         38   Hershey Foods Corp ..........................         1,663
         51   Dean Foods Co................................         1,645
         48   Tyson Foods Inc Cl A ........................         1,644
         23  +Vons Cos Inc ................................         1,377
         29   McDonald's Corp. ............................         1,312
         46   Bergen Brunswig Corp ........................         1,311
         30  +CVS Corp.....................................         1,237
         31   Universal Foods Corp ........................         1,093
         10   Clorox Co. ..................................         1,004
         23  +Ceridian Corp ...............................           931
         20  +Symbol Technologies Inc. ....................           885
         30   Supervalu Inc. ..............................           851
         23   Hannaford Brothers Co .......................           782
         20  +King World Productions Inc ..................           738
         26   Kelly Services Inc Cl A .....................           702
         21   Deluxe Corp .................................           688
         50  +NEXTEL Communications Inc Cl A ..............           653
         30  +Mirage Resorts Inc. .........................           649
         13   Brown-Forman Corp Cl 'B' ....................           595
         31   Coors (Adolph) Cl B .........................           588
         20   Callaway Golf Co ............................           575
         62  +Perrigo Co ..................................           566
         50  +OfficeMax Inc. ..............................           531
         35   Dial Corp....................................          $516
         17   TCA Cable TV Inc ............................           512
         20   Sbarro Inc ..................................           510
         10   Longs Drug Stores Inc .......................           491
         10   Coca Cola Entrerprises Inc ..................           485
         35   Savannah Foods & Industries .................           472
         33   Ruddick Corp ................................           462
         20   Banta Corp. .................................           457
         16   First Brands Corp ...........................           454
         20   International Game Technology ...............           365
         22   Carter Wallace Inc ..........................           344
         14   Church & Dwight Co ..........................           320
         44  +Shoney's Inc ................................           308
         10   Dreyers Grand Ice Cream Inc .................           290
         30  +Buffets Inc .................................           274
          8  +Footstar Inc ................................           199
                                                                 --------
                                                                  251,409
                                                                 --------
              ENERGY (12.8%)
        738   Royal Dutch Petroleum Co ADR ................       126,013
        930   Exxon Corp ..................................        91,140
        600   Mobil Corp. .................................        73,350
      1,105   Chevron Corp ................................        71,825
        374   Schlumberger Ltd ............................        37,353
        459   Amoco Corp ..................................        37,064
        368   Texaco Inc ..................................        36,110
      1,000  +HS Resources Inc ............................        16,500
      1,000   Getty Petroleum Corp ........................        16,250
        144   duPont (EI) de Nemours & Co .................        13,590
        700  +Tuboscope Vetco International
                  Corp.....................................        10,850
        724   Quaker State Corp ...........................        10,227
        500   Sevenson Environmental
                Services Inc...............................         9,125
         42   Atlantic Richfield ..........................         5,570
         74   Anadarko Petroleum Co........................         4,792
        101   Phillips Petroleum Co. ......................         4,469
        300   Berry Petroleum Class A .....................         4,313
        300  +Crown Central Petroleum Cl A ................         3,712
        166  +Global Marine Inc ...........................         3,424
         64   Burlington Resources Inc ....................         3,224
         51   Halliburton Co...............................         3,073
        128   Occidental Petroleum Corp ...................         2,992
        124   USX-Marathon Group...........................         2,961
         61   Baker Hughes Inc ............................         2,105
         59   Dresser Industries Inc ......................         1,829
         36  +ENSCO International Inc .....................         1,746
         36   Tidewater Inc ...............................         1,629
         49  +Weatherford Enterra Inc .....................         1,470
         18   Tosco Corp...................................         1,424
         73  +Nabors Industries Inc .......................         1,405

Page 34                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

      Number
    of Shares                   Security                            Value
    ---------                   --------                            -----
    TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)


         39   Apache Corp .................................        $1,380
         22   Amerada Hess Corp. ..........................         1,273
         26  +Smith International Inc .....................         1,167
         21  +BJ Services Co ..............................         1,071
         28   Parker & Parsley Petroleum Co ...............         1,029
         28   Mapco Inc ...................................           952
         28   Valero Energy Corp ..........................           802
         75   Ranger Oil Ltd ..............................           741
         13   Murphy Oil Corp .............................           723
         31  +Varco International Inc .....................           717
         20   Ultra Diamond Shamrock Corp .................           632
         58  +Parker Drilling Co ..........................           558
         10   Helmerich & Payne Inc........................           521
                                                                 --------
                                                                  611,101
                                                                 --------

              FINANCIAL (4.9%)
        400   Summit Bankcorp .............................        17,500
        300   Comerica Inc ................................        15,712
      1,000   Avemco Corp .................................        15,625
        900   Kranzco Realty Trust ........................        15,188
        246   American Express Co. ........................        13,899
        314   PHH Corp ....................................        13,502
        700   Mid Am Inc ..................................        11,987
        400   Paine Webber Group Inc ......................        11,250
        700   Commercial Net Lease Realty .................        11,113
         93   Bankamerica Corp ............................         9,277
        500   State Auto Financial Corp ...................         9,000
        500   South West Property Trust ...................         8,437
        100   Progressive Corp ............................         6,738
        100   Commerce Bancshares Inc .....................         4,625
        300   Burham Pacific Properties Inc ...............         4,462
        200   F & M National Corp .........................         4,275
        300   Hilb, Rogal & Hamilton Co ...................         3,975
        300   CRIIMI Mae Inc. .............................         3,863
        200   American Federal Bank .......................         3,775
        200   First Commonwealth Financial
                  Corp.....................................         3,725
        300   First Union Real Estate Trust ...............         3,712
      2,100   CRI Liquidating REIT Inc ....................         3,675
        300   EMC Insurance Group Inc .....................         3,600
        100   Southtrust Corp .............................         3,488
        300   IRT Property Co .............................         3,450
         65   Lincoln National Corp Ltd. ..................         3,413
         45   UNUM Corp ...................................         3,251
         32   Loews Corp ..................................         3,016
         25   Marsh & McLennan Cos ........................         2,600
         36   Chubb Corp ..................................         1,935
         40   National City Corp ..........................         1,795
         33  +HealthCare COMPARE Corp .....................         1,398
         29   Bancorp Hawaii Inc. .........................         1,218
         32   Northern Trust Corp .........................         1,160
         20  +Policy Management Systems
                  Corp.....................................          $922
         20   U.S. Bancorp ................................           899
         11   Transatlantic Holdings Inc ..................           885
         21   Wilmington Trust Co..........................           830
         38   City National Corp ..........................           822
         38   USF&G Corp ..................................           793
         10   American National Insurance Co. .............           737
         22   Dauphin Deposit Corp ........................           726
         10   Franklin Resource Inc .......................           684
         20   USLife Corp .................................           665
         10   State Street Boston Corp ....................           645
         20   Charles Schwab Corp .........................           640
          4  +Echelon International Corp ..................            62
                                                                 --------
                                                                  234,949
                                                                 --------
              HEALTH CARE (8.7%)
      1,897   Pharmacia & Upjohn Inc.......................        75,169
        626   Bristol-Myers Squibb Co. ....................        68,077
      1,658   Columbia Healthcare Corp ....................        67,564
      1,050   American Home Products Corp. ................        61,556
        740  +Amgen Inc. ..................................        40,237
        558   Schering-Plough Corp. .......................        36,131
        300  +HEALTHSOUTH Corp ............................        11,437
        101   Pfizer Inc ..................................         8,370
         79   Warner Lambert Co ...........................         5,925
         77   Cardinal Health Inc .........................         4,485
        100   Beckman Instruments Inc .....................         3,837
        165  +Tenet Healthcare Corp .......................         3,609
         60  +Boston Scientific Corp ......................         3,600
        300  +Epitope Inc .................................         3,450
        167  +Humana Inc ..................................         3,194
         70  +Biogen Inc. .................................         2,713
         29   CPC International Inc. ......................         2,247
        131   Mylan Laboratories Inc ......................         2,194
         39   Mallinckrodt Inc. ...........................         1,721
         65  +Value Health Inc. ...........................         1,268
         31  +Forest Laboratories Inc .....................         1,015
         28  +Foundation Health Corp ......................           889
         31  +ALZA Corp ...................................           802
         22   Allergan Inc. ...............................           784
         21   Bausch & Lomb Inc ...........................           746
         40  +Chiron Corp..................................           745
         19  +Centocor Inc ................................           679
         30  +Genzyme Corp ................................           652
         24  +Acuson Corp .................................           585
         20   Bard (CR) Inc ...............................           560
         44  +Novacare Inc ................................           484
         11   Diagnostic Products Corp ....................           285
                                                                 --------
                                                                  415,010
                                                                 --------

                       See notes to financial statements                 Page 35

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

      Number
    of Shares                   Security                            Value
    ---------                   --------                            -----
    TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)


              TECHNOLOGY (1.5%)
        500   Equifax Inc. ................................       $15,312
        192  +Dell Computer Corp ..........................        10,200
        134  +Cisco Systems Inc ...........................         8,526
         64   Intel Corp ..................................         8,380
        200  +Bell Industries Inc .........................         4,275
        225  +Loral Space Communications ..................         4,134
        106   First Data Corp .............................         3,869
         64   Lucent Technologies Inc .....................         2,960
         60   Raytheon Co .................................         2,888
         41  +Compuware Corp ..............................         2,055
         35  +Litton Industries Inc .......................         1,667
         50  +Advanced Micro Devices Inc ..................         1,288
         33  +Fiserv Inc ..................................         1,213
         47  +Apple Computer Inc ..........................           981
         23  +Stratus Computer Inc. .......................           627
         12  +Storage Technology Corp .....................           571
         16  +Structural Dynamics Research
                 Corp.....................................           320
         60  +AST Research Inc ............................           251
         24  +Borland International Inc....................           130
                                                                ---------
                                                                   69,647
                                                                ---------
              TRANSPORTATION (0.5%)
        169   Burlington Northern Santa Fe
                  Corp.....................................        14,597
        200   International Shipholding Corp ..............         3,700
         34  +Federal Express Corp. .......................         1,513
         37   Alexander & Baldwin Inc .....................           925
         20   Illinois Central Corp .......................           640
         20  +Consolidated Freightways Inc ................           445
         24   Arnold Industries Inc .......................           381
         26   Hunt J B Transportation
                  Services Inc.............................           364
         19   Overseas Shipholding Group ..................           323
         10   Consolidated Freightways Corp ...............            89
                                                                ---------
                                                                   22,977
                                                                ---------
              UTILITIES (4.0%)
      1,200  +Tucson Electric Power Co ....................        19,950
      1,000   Cascade Natural Gas Corp ....................        17,000
        600   Boston Edison Co. ...........................        16,125
        800   Eastern Utilities Association................        13,900
        600   Ohio Edison Co ..............................        13,650
        700   United Water Resources Inc ..................        10,938
        700   St Joseph Light & Power Co ..................        10,762
        177   Southern Co .................................         4,005
        327   Central Maine Power Co. .....................         3,801
         88   Enron Corp ..................................         3,795
        200   Empire District Electric ....................         3,750
        200   Public Service Co of North
                  Carolina.................................         3,650
        100   New England Electric ........................        $3,487
        100   GPU Inc .....................................         3,362
        300   Citizens Utilities Co Cl B ..................         3,338
         66   FPL Group Inc. ..............................         3,036
         77   Williams Cos Inc ............................         2,869
         68   American Electric Power Co ..................         2,796
        140   Edison International ........................         2,783
        100   Illinova Corp ...............................         2,750
        119  +Pacific Gas & Electric Co. ..................         2,499
         57   Texas Utilities Co ..........................         2,323
         76   Allegheny Power System Inc ..................         2,308
         63   Florida Progress Corp .......................         2,032
         76   Potomac Electric Power ......................         1,957
         40   Duke Power Co ...............................         1,860
         69   Scana Corp ..................................         1,846
         54   CMS Energy Corp .............................         1,816
        135   Northeast Utilities .........................         1,789
         52  +CalEnergy Inc ...............................         1,748
         84   Pacificorp ..................................         1,722
         34   Coastal Corp ................................         1,662
         73   Houston Industries Inc ......................         1,652
         37   Public Service Co of Colorado ...............         1,438
         35   Dominion Resources Inc.......................         1,347
         45   Entergy Corp.................................         1,249
         52   New York State Electric &
                Gas Corp...................................         1,124
         32   Cinergy Corp. ...............................         1,068
         19   Consolidated National Gas Co ................         1,050
         16   Columbia Gas System Inc .....................         1,018
         62   Midamerican Energy Holdings .................           984
         38   Central & South West Corp ...................           975
         29   MCN Corp Holdings Co ........................           837
         15   El Paso Natural Gas Co ......................           758
         18   National Fuel Gas Co ........................           742
         24   Brooklyn Union Gas Co .......................           723
         20   Southwestern Public Service .................           707
         27   Puget Sound Power & Light ...................           648
         14   Pennsylvania Enterprises Inc ................           614
         27   Montana Power Co ............................           577
         27   AGL Resources Inc ...........................           570
         18   Idaho Power Co ..............................           560
         15   Hawaiian Electric Industries Inc ............           542
         25   Public Service Co of New
                  Mexico...................................           491
         20   Washington Gas Light Co .....................           453
         13   Indiana Energy Inc ..........................           317
                                                                ---------
                                                                  189,753
                                                                ---------
              TOTAL COMMON STOCKS
                (Cost $2,551,213)..........................     2,633,725
                                                                ---------

Page 36                See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

SCHEDULES OF INVESTMENTS AT DECEMBER 31, 1996

      Number
    of Shares                   Security                            Value
    ---------                   --------                            -----
    TOMORROW SHORT-TERM RETIREMENT FUND (CONTINUED)

              UNIT INVESTMENT
                TRUST (4.7%)
                (Cost $223,347)
      3,000   Standard & Poor's Depositary
                Receipts...................................      $221,813
                                                               ----------
    Principal
     Amount
     ------
              U.S. GOVERNMENT
                OBLIGATIONS (56.4%)
              U.S. TREASURY BILL (16.5%)
    $800,000  5.148% Due 4/17/97 ..........................       788,458
                                                               ----------
              U.S. TREASURY BOND (5.8%)
     270,000   6.875% Due 8/15/25 .........................       275,316
                                                               ----------
              U.S. TREASURY NOTES (34.1%)
     886,000  5.500% Due 11/15/98 .........................       880,046
     739,000  6.500% Due 8/15/05 ..........................       743,737
                                                               ----------
                                                                1,623,783
                                                               ----------

              TOTAL U.S. GOVERNMENT
              OBLIGATIONS ($2,688,637)..................        2,687,557
                                                               ----------
              TOTAL INVESTMENTS (116.4%)
                (Cost $5,463,197)..........................     5,543,095

              LIABILITIES IN EXCESS OF
                OTHER ASSETS (-16.4%)......................      (780,425)
                                                               ----------

              TOTAL NET ASSETS (100.0%)....................    $4,762,670
                                                               ==========

     + Non-incoming producing security.

                       See notes to financial statements                 Page 37

 TOMORROW FUNDS RETIREMENT TRUST

 STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1996

                                                                 Core          Core            Long-        Medium-       Short-
                                                                 Large-        Small-          Term          Term          Term
                                                                  Cap           Cap         Retirement    Retirement    Retirement
------------------------------------------------------------------------------------------------------------------------------------
                    ASSETS
 Investments at value (+)..................................... $1,562,208   $1,908,577    $1,313,468     $4,029,562    $5,543,095
 Cash.........................................................     29,185       82,628        98,368              0        10,204
 Receivable for Fund shares sold..............................          0            0        89,094        438,193       962,406
 Receivable for securities sold...............................          0            0           600          1,500           700
 Receivable from Adviser......................................     14,152       11,516         7,490          8,321         4,543
 Dividends and interest receivable............................      2,519        4,150         5,835         21,104        33,446
 Deferred organizational expenses and
     prepaid expenses.........................................     41,717       41,762        38,625         38,632        38,635
                                                                ---------    ---------     ---------      ---------    ----------
                                                                1,649,781    2,048,633     1,553,480      4,537,312     6,593,029
                                                                ---------    ---------     ---------      ---------    ----------
                    LIABILITIES
 Payable for investment securities purchased..................          0            0       217,952        745,197     1,756,290
 Payable for  Fund shares redeemed............................        549        5,230             9            137            11
 Payable to custodian bank....................................          0            0             0         32,392             0
 Accrued distribution fees payable
     (Adviser Shares).........................................          0            0           210            676           710
 Accrued service fees payable
     (Institutional Shares)...................................          0            0           184            347           209
 Organization costs payable...................................     51,083       51,083        47,200         47,110        47,110
 Other accrued expenses.......................................     27,017       24,929        28,034         30,268        26,029
                                                                ---------    ---------     ---------      ---------    ----------
                                                                   78,649       81,242       293,589        856,127     1,830,359
                                                                ---------    ---------     ---------      ---------    ----------
                    NET ASSETS................................ $1,571,132   $1,967,391    $1,259,891     $3,681,185    $4,762,670
                                                                =========    =========     =========      =========     =========
 NET ASSETS REPRESENTED BY:
 Shares of beneficial interest (par $0.001)...................       $140         $264          $180           $457          $520
 Paid-in surplus..............................................  1,464,282    1,762,989     1,229,337      3,612,663     4,686,086
 Accumulated undistributed/(overdistributed)
     net investment income....................................     (1,618)       1,401        (2,127)        (1,936)       (1,788)
 Undistributed/(overdistributed) realized
     gains on investments.....................................        157        2,112          (124)        (1,462)       (2,046)
 Net unrealized appreciation on investments...................    108,171      200,625        32,625         71,463        79,898
                                                                ---------    ---------     ---------      ---------    ----------
 NET ASSETS .................................................. $1,571,132   $1,967,391    $1,259,891     $3,681,185    $4,762,670
                                                                =========    =========     =========      =========     =========
 NET ASSET VALUE AND REDEMPTION PRICE
   PER SHARE:
   ADVISER SHARES:
 Net Assets...................................................        -           -         $977,702     $3,416,022    $4,458,598
 Shares of beneficial interest issued and
     outstanding..............................................        -           -          140,044        423,387       486,601
 Net asset value per share....................................        -           -            $6.98          $8.07         $9.16
                                                                =========    =========     =========      =========     =========
   INSTITUTIONAL SHARES:
 Net Assets................................................... $1,571,132   $1,967,391      $282,189       $265,163      $304,072
 Shares of beneficial interest issued and
     outstanding..............................................    140,123      263,461        40,014         33,733        33,016
 Net asset value per share....................................     $11.21        $7.47         $7.05          $7.86         $9.21
                                                                =========    =========     =========      =========     =========
 (+) Investments at cost......................................  1,454,037    1,707,952     1,280,843      3,958,099     5,463,197

 UNREALIZED APPRECIATION/(DEPRECIATION): *
     Gross appreciation.......................................    127,114      251,739        49,958        115,060       113,965
     Gross depreciation.......................................    (18,943)     (51,114)      (17,333)       (43,597)      (34,067)
                                                                ---------    ---------     ---------      ---------    ----------
 NET UNREALIZED APPRECIATION..................................    108,171      200,625        32,625         71,463        79,898
                                                                =========    =========     =========      =========     =========
 * Based on cost of securities for Federal Income tax purposes which does not differ from book cost.
-----------------------------------------------------------------------------------------------------------------------------------

Page 38               See notes to financial statements

  TOMORROW FUNDS RETIREMENT TRUST

  STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                                   Core         Core         Long        Medium       Short
                                                                  Large        Small         Term         Term         Term
                                                                   Cap*         Cap*     Retirement** Retirement** Retirement**
------------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME:
  Dividends....................................................    $20,123      $37,946       $6,931      $15,543      $14,285
  Interest.....................................................        182            0        4,085       17,971       23,969
  Other........................................................      2,725        1,622          479        1,272            0
                                                                   -------      -------       ------       ------       ------
                                                                    23,030       39,568       11,495       34,786       38,254
                                                                   -------      -------       ------       ------       ------
  EXPENSES:
  Investment advisory fees - Note 5............................      5,907        9,076        2,533        7,501        7,488
  Transfer agent fees and expenses
   (Advisor Class).............................................          0            0       10,042       10,042       10,042
  Transfer agent fees and expenses
   (Institutional Shares)......................................     11,000       11,000        9,042        9,042        9,042
  Custodian fees and expenses - Note 7.........................     11,028       13,201        8,958       10,132        6,187
  Professional fees............................................     29,000       30,000       28,420       31,576       31,050
  Administration fees - Note 5.................................        709        1,089          304          900          899
  Shareholders' reports........................................      4,000        4,500        3,249        4,198        3,600
  Fund accounting fees.........................................     25,000       25,000       24,750       24,750       24,750
  Registration fees and expenses...............................     46,688       47,466       46,322       48,330       47,215
  Trustees' fees and expenses..................................      6,000        6,000        6,000        6,000        6,000
  Amortization of organization costs...........................      9,453        9,453        8,612        8,597        8,597
  Distribution fees (Adviser Shares) - Note 5..................          0            0        1,320        4,325        4,574
  Service fees (Institutional Shares) - Note 5.................          0            0          184          338          209
  Other expenses...............................................         40           73           18           58           63
                                                                   -------      -------       ------       ------       ------
  TOTAL EXPENSES...............................................    148,825      156,858      149,754      165,789      159,716
  Less fees waived by Adviser and
   Administrator - Note 5......................................     (6,616)     (10,165)      (2,837)      (8,401)      (8,387)
  Less expenses reimbursed
   by Adviser - Note 5.........................................   (130,419)    (131,089)    (140,534)    (138,948)    (132,675)
  Less expenses paid indirectly - Note 7.......................     (1,941)        (468)        (658)      (1,269)      (1,390)
                                                                   -------      -------       ------       ------       ------
  NET EXPENSES.................................................      9,849       15,136        5,725       17,171       17,264
                                                                   -------      -------       ------       ------       ------
  NET INVESTMENT INCOME........................................     13,181       24,432        5,770       17,615       20,990
                                                                   -------      -------       ------       ------       ------
  REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS
   Net realized gain on investments............................     29,755       25,143        7,802       24,377          232
   Change in unrealized appreciation on
      Investments..............................................    108,171      200,625       32,625       71,463       79,898
                                                                   -------      -------       ------       ------       ------
  NET GAIN ON INVESTMENTS......................................    137,926      225,768       40,427       95,840       80,130
                                                                   -------      -------       ------       ------       ------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.............................................   $151,107     $250,200      $46,197     $113,455     $101,120
                                                                   =======      =======       ======      =======      =======

  *   Commencement of operations February 6, 1996.
  ** Commencement of operations March 7, 1996.
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial statements                Page 39

 TOMORROW FUNDS RETIREMENT TRUST

 STATEMENTS OF CHANGES IN NET ASSETS FOR THE PERIOD ENDED DECEMBER 31, 1996

                                                             Core         Core        Long-       Medium-       Short-
                                                            Large-       Small-        Term         Term         Term
                                                             Cap*         Cap*     Retirement** Retirement** Retirement**
------------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS:
 Net investment income...................................    $13,181      $24,432       $5,770      $17,615      $20,990
 Net realized gain
   on investments........................................     29,755       25,143        7,802       24,377          232
 Change in unrealized
   appreciation on investments...........................    108,171      200,625       32,625       71,463       79,898
                                                          ----------   ----------   ----------    ---------   ----------
 NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.............................    151,107      250,200       46,197      113,455      101,120
                                                          ----------   ----------   ----------    ---------   ----------
 DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   ADVISER SHARES                                                  0            0       (7,897)     (11,718)     (22,778)
   INSTITUTIONAL SHARES                                      (14,799)     (23,031)           0       (7,833)           0
                                                          ----------   ----------   ----------    ---------   ----------
 TOTAL DIVIDENDS TO
   SHAREHOLDERS FROM NET
   INVESTMENT INCOME                                         (14,799)     (23,031)      (7,897)     (19,551)     (22,778)
                                                          ----------   ----------   ----------    ---------   ----------
 DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:
   ADVISER SHARES                                                  0            0       (6,017)     (23,803)      (2,278)
   INSTITUTIONAL SHARES                                      (29,598)     (23,031)      (1,909)      (2,036)           0
                                                          ----------   ----------   ----------    ---------   ----------
 TOTAL DISTRIBUTIONS FROM NET
   REALIZED GAINS                                            (29,598)     (23,031)      (7,926)     (25,839)      (2,278)
                                                          ----------   ----------   ----------    ---------   ----------
 TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST:
 Received on issuance:
   Shares sold...........................................  1,720,086    1,801,897    1,256,481    3,739,365    4,786,563
   Shares issued in reinvestment
      of dividends and distributions                          44,396       46,062       15,823       45,391       25,055
   Shares redeemed.......................................   (400,060)     (84,706)     (42,787)    (171,636)    (125,012)
                                                          ----------   ----------   ----------    ---------   ----------
 NET INCREASE FROM
   CAPITAL SHARE TRANSACTIONS............................  1,364,422    1,763,253    1,229,517    3,613,120    4,686,606
                                                          ----------   ----------   ----------    ---------   ----------
 TOTAL INCREASE
   IN NET ASSETS.........................................  1,471,132    1,967,391    1,259,891    3,681,185    4,762,670

 NET ASSETS:
 Beginning of period.....................................    100,000            0            0            0            0
                                                          ----------   ----------   ----------    ---------   ----------
 End of period+.......................................... $1,571,132   $1,967,391   $1,259,891   $3,681,185   $4,762,670
                                                          ==========   ==========   ==========   ==========   ==========
 + Includes undistributed/
     (overdistributed) net
     investment income...................................    ($1,618)      $1,401      ($2,127)     ($1,936)     ($1,788)
                                                          ==========   ==========   ==========   ==========   ==========
------------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations February 6, 1996.
 ** Commencement of operations March 7, 1996.

Page 40                 See notes to financial statements

TOMORROW FUNDS RETIREMENT TRUST

NOTES TO FINANCIAL STATEMENTS

1. GENERAL

   The Tomorrow Long-Term Retirement Fund ("Long-Term Fund"), Tomorrow Medium-Term Retirement Fund ("Medium-Term Fund"), Tomorrow Short-Term Retirement Fund ("Short-Term Fund"), Core Large-Cap Fund (Large-Cap Fund") and Core Small-Cap Fund ("Small -Cap Fund") are separate funds (collectively the "Funds") of the Tomorrow Funds Retirement Trust (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end investment company. All of the funds are diversified.

   The Trust offers two classes of shares: Adviser Class Shares and Institutional Class Shares. Adviser Shares and Institutional Shares are substantially the same except that Adviser Shares bear the fees payable under a plan adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the Act (the "Distribution Plan") at an annual rate of up to 0.50% of the average daily net assets attributable to the Adviser Shares; Institutional Shares bear the fees that are payable under a Service Plan (the "Service Plan") at an annual rate of up to 0.25% of the average daily net assets attributable to the Institutional Shares. In addition to fees paid pursuant to the Distribution Plan and Service Plan, each class also bears the expense associated with transfer agent fees.

   Investment income, expenses (other than expenses incurred under the Distribution Plan, the Service Plan and transfer agent fees and expenses), and realized and unrealized gains and losses on investments of a Fund are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

   The Long-Term Fund, Medium-Term Fund and Short-Term Fund first commenced offering Adviser Shares on March 7, 1996 and Institutional Shares on April 2, 1996. The Large-Cap Fund and Small-Cap Fund first commenced offering Institutional shares on February 6, 1996. There are currently no shares outstanding for the Adviser Class of the Large-Cap Fund and Small-Cap Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

Portfolio Valuation
-------------------
   Common Stock - Securities listed or admitted to trading on a national securities exchange, including options, are valued at the last sale price on such exchange as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day that the Funds calculate their net asset values.
Unlisted securities and listed securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and ask prices.

   Bonds - Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Funds' portfolios are valued by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market
data,   without   exclusive   reliance   upon   quoted   prices,   exchange   or
over-the-counter prices, when such valuations are believed to reflect the market value of such securities.

   Money Market Securities - Investments in money market and other short-term (60 days or less) securities are valued at amortized cost, which has been determined by the Trust's Board of Trustees to represent the fair market value of such securities.

TOMORROW FUNDS RETIREMENT TRUST

   Foreign Securities - Securities listed or admitted to trading on an international securities exchange, including options, are valued at the last sale price, at the close of the primary international exchange on the day that the Fund's calculate their net asset values. Unlisted foreign securities and listed foreign securities for which there are no sales reported on the valuation date are valued at the mean between the most recent bid and asked prices.

   Certain risks result from investing in foreign securities in addition to the usual risk inherent in domestic investments. Such risks include
future  political,   economical  and  currency  exchange developments
including restrictions and changes in foreign law.

Security Transactions and Investment Income
-------------------------------------------
   Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded utilizing the identification method. Interest income is recognized on an accrual basis and dividend income is recognized on ex-dividend date. Discounts on fixed income securities are accreted to interest income over the life of the security or until an applicable call date if sooner, with a corresponding increase in cost basis.

   During the period from inception through December 31, 1996, none of the Funds in the Trust entered into the following transactions: futures, options, forward currency contracts or foreign currency transactions.

Federal Income Taxes
--------------------
   Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal tax or excise tax provisions are required.
   The federal income tax basis of investments approximates cost.

Distributions to Shareholders
-----------------------------
   Dividends from Net Investment Income - Dividends from net investment income are declared and paid annually when available for each Fund and are recorded on ex-dividend date.

   Distributions from Capital Gains - Distributions from capital gains are declared by December 31 of the year in which they are earned and are paid by January 31 of the following year. However, to the extent that the net realized gains of a Fund can be offset by capital loss carryovers of that Fund, such gains will not be distributed.

   The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or net distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

TOMORROW FUNDS RETIREMENT TRUST

Use of Estimates
----------------
   Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

3. ORGANIZATIONAL EXPENSES

   Weiss, Peck & Greer. L.L.C. ("WPG"), the Funds' investment Adviser, paid the organizational expenses of the Funds in the amount of approximately $243,000 ($51,000 each for the Large-Cap and Small-Cap Funds and $47,000 each for the Long-Term, Medium-Term and Short-Term Funds). The Funds will reimburse WPG for these expenses which have been deferred and are being amortized by the Funds on a straight line method over a period of five years from the commencement of operations.

4. EXPENSES

   The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general Trust expenses are allocated among the Trust's respective Funds.

5. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The Trust, with respect to each Fund, has entered into an Investment Advisory Agreement with WPG which entitles WPG to receive a fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of each Fund's average daily net assets. WPG voluntarily agreed not to impose its advisory fee applicable to the Funds for the period ended December 31, 1996.

   WPG has agreed to voluntarily limit each Fund's total operating expenses, (excluding taxes, brokerage commissions, interest, dividends paid on securities sold short and extraordinary legal fees and expenses) to 1.75% of the average daily net assets for the Adviser Class Shares and 1.50% of the average daily net assets for the Institutional class shares. WPG will reduce its advisory fee (but not below $0) when the total operating expenses exceed these limits.

   The Trust has entered into an Administration Agreement with WPG. For its administrative services, WPG is entitled to receive a fee, which is accrued daily and paid monthly, at an annual rate of 0.09% of each Fund's average daily net assets. WPG voluntarily agreed not to impose its administration services fee applicable to the funds for the period ended December 31, 1996.

   The Trust with respect to the Adviser Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act. Under the Distribution Plan, each Fund pays distribution and service fees at an aggregate annual rate of up to 0.50% of the daily average net assets attributable to the Adviser Class Shares. Up to 0.25% of this fee is for service fees and is intended to be compensation for personnel services and/or account maintenance services. The remaining amount is for distribution fees and is intended to compensate WPG for its services and expenses associated with serving as principal underwriter of the Adviser Class. These payments are borne solely by the Adviser Class Shares. For the period April 2, 1996 through December 31, 1996 payments pursuant to the Distribution Plan from the Long-Term Fund, Medium-Term Fund and Short-Term Fund amounted to $1,320, $4,325 and $4,574, respectively. Of these amounts, WPG earned $670, $2,203 and $2,307, respectively.

TOMORROW FUNDS RETIREMENT TRUST

   The Trust with respect to the Institutional Class of each Fund has also adopted a Service Plan (the "Institutional Service Plan") pursuant to which each Fund has agreed to pay fiduciaries of retirement plans investing in the Funds a fee for various services and/or account maintenance services relating to the Institutional Class Shares. The Institutional Service Plan fee is accrued daily and paid quarterly at an annual rate of up to 0.25% of the average daily net asset value attributable to the Institutional Class Shares of each Fund, and is borne solely by the Institutional Class Shares. For the period through December 31, 1996 payments made pursuant to the Institutional Service Plan from the Long-Term Fund, Medium-Term Fund and Short-Term Fund amounted to $184, $338 and $209, respectively. No such payments were made for the Large-Cap Fund and Small-Cap Fund.

6. SECURITIES TRANSACTIONS

Sale proceeds, cost of securities purchased, (excluding short term investments), total commissions and commissions received by WPG on such transactions were as follows:

                              PROCEEDS                 COST OF                    COMMISSIONS
                            OF SECURITIES              SECURITIES       TOTAL       RECEIVED
                                SOLD                   PURCHASED     COMMISSIONS     BY WPG
                                ----                   ---------     -----------     ------
Large-Cap*                    $427,821                 $1,854,942       $1,651       $1,645
Small-Cap*                     154,436                  1,837,244        2,387        2,387
Long-Term**                    115,061                  1,388,034          846          821
Medium-Term**                  296,128                  3,810,468        2,094        2,070
Short-Term**                   200,718                  4,874,544        2,056        2,004

 * For the period February 6, 1996 (commencement of operations ) through December 31, 1996.
** For the period March 7, 1996 (commencement of operations) through December
   31, 1996.


7. CUSTODIAN FEES

   Each Fund has entered into an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds' custodian fee and related offset were as follows:

                                   CUSTODIAN FEE     OFFSET CREDIT
                                   -------------     -------------
Large-Cap*                           $11,028             $1,941
Small-Cap*                            13,201                468
Long-Term**                            8,958                658
Medium-Term**                         10,132              1,269
Short-Term**                           6,187              1,390

   The Funds could have invested its cash balances elsewhere if it had not agreed to a reduction in fees under the expense offset agreement with its custodian.

 * For the period February 6, 1996 (commencement of operations) through December 31, 1996.
** For the period March 7, 1996  (commencement of operations)  through
   December 31, 1996.

TOMORROW FUNDS RETIREMENT TRUST

8. CAPITAL SHARE TRANSACTIONS

   Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
CORE LARGE-CAP
                                        SHARES           AMOUNT
                                        ------           ------
INSTITUTIONAL CLASS SHARES*
  Sold                                  161,419        $1,720,086
  Reinvested from dividends
    and distributions                     3,905            44,396
  Redeemed                              (35,201)         (400,060)
                                        -------        ----------
Net increase                            130,123        $1,364,422
                                        -------        ----------

* For the period February 6, 1996 (commencement of operations) through December 31, 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORE SMALL-CAP
                                          SHARES          AMOUNT
                                          ------          ------
INSTITUTIONAL CLASS SHARES*
  Sold                                     268,942       $1,801,897
  Reinvested from dividends
    and distributions                        6,191           46,062
  Redeemed                                 (11,672)         (84,706)
                                          ---------      -----------
Net increase                               263,461       $1,763,253
                                          ---------      -----------

* For the period February 6, 1996 (commencement of operations) through December 31, 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LONG-TERM RETIREMENT
                                             SHARES          AMOUNT
                                             ------          ------
ADVISER CLASS SHARES*
  Sold                                       143,309        $977,964
  Reinvested from dividends
    and distributions                          1,985          13,914
  Redeemed                                    (5,250)        (35,184)
                                             --------     ----------
Net increase - Adviser Class                 140,044         956,694
                                             --------     ----------


INSTITUTIONAL CLASS SHARES**
                                              SHARES         AMOUNT
                                              ------         ------
  Sold                                        40,904         278,517
  Reinvested from dividends
    and distributions                            270           1,909
  Redeemed                                    (1,160)         (7,603)
                                             --------     ----------
Net increase - Institutional Class            40,014         272,823
                                             --------     ----------
Net increase in Fund                         180,058      $1,229,517
                                             --------     ----------

 * For the period March 7, 1996 (commencement of operations) through December 31, 1996.
** For the period April 2, 1996 (commencement of operations) through December 31, 1996.
--------------------------------------------------------------------------------

TOMORROW FUNDS RETIREMENT TRUST

--------------------------------------------------------------------------------
MEDIUM-TERM RETIREMENT

                                           Shares             Amount
                                           ------             ------
ADVISER CLASS SHARES*
  Sold                                     434,251          $3,434,858
  Reinvested from dividends
    and distributions                        4,374              35,521
  Redeemed                                 (15,238)           (118,433)
                                          --------          ----------
Net increase - Adviser Class               423,387           3,351,946
                                          --------          ----------

INSTITUTIONAL CLASS SHARES**
  Sold                                      39,564             304,507
  Reinvested from dividends
    and distributions                        1,248               9,870
  Redeemed                                  (7,079)            (53,203)
                                          --------          ----------
Net increase - Institutional Class          33,733             261,174
                                          --------          ----------
Net increase in Fund                       457,120          $3,613,120
                                          --------          ----------

 *   For the period March 7, 1996 (commencement of operations) through
     December 31, 1996.
**   For the period April 2, 1996 (commencement of operations) through
     December 31, 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM RETIREMENT

                                           Shares             Amount
                                           ------             ------
ADVISER CLASS SHARES*
  Sold                                     498,279          $4,497,333
  Reinvested from dividends
    and distributions                        2,714              25,055
  Redeemed                                 (14,392)           (123,915)
                                          --------          ----------
Net increase - Adviser Class               486,601           4,398,473
                                          --------          ----------

INSTITUTIONAL CLASS SHARES**
  Sold                                      33,138             289,230
  Redeemed                                    (122)             (1,097)
                                          --------          ----------
Net increase - Institutional Class          33,016             288,133
                                          --------          ----------
Net increase in Fund                       519,617          $4,686,606
                                          --------          ----------

 *  For the period March 7, 1996 (commencement of operations) through
    December 31, 1996.
**  For the period April 2, 1996 (commencement of operations) through
    December 31, 1996.
--------------------------------------------------------------------------------

TOMORROW FUNDS RETIREMENT TRUST

FINANCIAL HIGHLIGHTS

                                  $ per share                           ratios

                                     Net                     Net        Total     Dividends    Distri-                   Net
                                    Asset                  Realized     Income       From      butions                  Asset
                                   Value at      Net         and        From         Net         from       Total      Value at
                                  Beginning   Investment  Unrealized Investment   Investment   Capital     Distri-     End of
                                  of Period     Income      Gains    Operations     Income      Gains      butions      Period
Large-Cap - Institutional Shares
For the period February 6, 1996*
  through December 31, 1996         10.00        0.10        1.24        1.34       (0.11)      (0.02)      (0.13)     $11.21

Small-Cap - Institutional Shares
For the period February 6, 1996*
  through December 31, 1996          6.50        0.10        1.05        1.15       (0.09)      (0.09)      (0.18)       7.47

Long-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996          6.50        0.04        0.55        0.59       (0.06)      (0.05)      (0.11)       6.98

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996          6.51        0.04        0.55        0.59        0.00       (0.05)      (0.05)       7.05

Medium-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996          7.50        0.04        0.63        0.67       (0.03)      (0.07)      (0.10)       8.07

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996          7.53        0.10        0.55        0.65       (0.25)      (0.07)      (0.32)       7.86

Short-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996          8.50        0.06        0.72        0.78       (0.06)      (0.06)      (0.12)       9.16

Institutional Shares
For the period March 7, 1996*
  through December 31, 1996          8.51        0.00        0.70        0.70        0.00        0.00        0.00        9.21



                                                                                                             Ratio information
                                                                                                           assuming no fee waivers,
                                                                                                              reimbursements or
                                                                        Ratio of                                custody fee
                                                            Ratio of      Net                              earnings credit receive
                                                                                                          -------------------------
                                                            Expenses    Income to                          Ratio of     Ratio of
                                                   Net      To Average   Average    Portfolio   Average    Expenses     Net Income
                                        Total    Assets        Net        Net       Turnover  Commissions  To Average   To Average
                                       Return++  (000's)     Assets+     Assets+      Rate     Per Share   Net Assets+  Net Assets+
Large-Cap - Institutional Shares
For the period February 6, 1996*
  through December 31, 1996             15.35%   $1,571        1.25%       1.67%      48.62%     $0.035       18.89%     -15.97%

Small-Cap - Institutional Shares
For the period February 6, 1996*
  through December 31, 1996             17.70%    1,967        1.25%       2.02%      11.46%      0.035       12.96%     -9.69%

Long-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996              9.08%      978        1.75%       1.63%      25.09%      0.035       45.36%     -41.98%

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996              9.03%      282        1.50%       1.97%      25.09%      0.035       40.49%     -37.02%

Medium-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996              8.89%    3,416        1.75%       1.73%      22.56%      0.035       15.88%     -12.40%

Institutional Shares
For the period April 2, 1996*
  through December 31, 1996              8.54%      265        1.50%       1.96%      22.56%      0.035       20.86%     -17.40%

Short-Term Retirement
Adviser Shares
For the period March 7, 1996*
  through December 31, 1996              8.54%    4,459        1.75%       2.08%      14.16%      0.035       15.68%     -11.85%

Institutional Shares
For the period March 7, 1996*
  through December 31, 1996              8.23%      304        1.50%       2.31%      14.16%      0.035       19.10%     -15.29%

+   Annualized.
++  Not annualized.
*   Commencement of operations.

                      See notes to financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of:

     CORE LARGE-CAP STOCK FUND
     CORE SMALL-CAP STOCK FUND
     TOMORROW LONG-TERM RETIREMENT FUND
     TOMORROW MEDIUM-TERM RETIREMENT FUND
     TOMORROW SHORT-TERM RETIREMENT FUND

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Core Large-Cap Stock Fund, Core Small-Cap Stock Fund, Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund as of December 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the period February 6, 1996 (commencement of operations) to December 31, 1996 for the Core Large-Cap Stock Fund and Core Small-Cap Stock Fund and for the period March 7, 1996 (commencement of operations) to December 31, 1996 for the Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Large-Cap Stock Fund, Core Small-Cap Stock Fund, Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund as of December 31, 1996, the results of their operations, changes in net assets and financial highlights for the period February 6, 1996 (commencement of operations) to December 31, 1996 for the Core Large-Cap Stock Fund and Core Small-Cap Stock Fund and for the period March 7, 1996 (commencement of operations) to December 31, 1996 for the Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
January 15, 1997

                                TOMORROW FUNDS
                                --------------

                               RETIREMENT TRUST

                        A Lifecycle Retirement Program
                  ------------------------------------------
                    ONE NEW YORK PLAZA, NEW YORK, NY 1004
                                (800) 223-3332

INDEPENDENT TRUSTEES AND MEMBERS        INVESTMENT ADVISER
OF AUDIT COMMITTEE                      Weiss, Peck & Greer, L.L.C.
Raymond R. Herrmann, Jr.                One New York Plaza
Lawrence J. Israel                      New York, NY  10004

                                        CUSTODIAN
OFFICERS                                Boston Safe Deposit and Trust Company
ROGER J. WEISS                          One Exchange Place
  Chairman of the Board, President      Boston, MA  02109
  and Trustee

JAY C. NADEL                            DIVIDEND DISBURSING AND
  Executive Vice President              TRANSFER AGENT
  and Treasurer                         First Data Investor Services Group, Inc.
                                        440 Computer Drive
FRANCIS H. POWERS                       Westboro, MA  01581-5120
  Executive Vice President
  and Treasurer
                                        LEGAL COUNSEL
DANIEL CARDELL                          Hale and Dorr
  Vice President                        60 State Street
                                        Boston, MA  02109
STEPHEN GRESHAM
  Vice President                        INDEPENDENT AUDITORS
                                        KPMG Peat Marwick LLP
ARLEN S. ORANSKY                        345 Park Avenue
  Vice President                        New York, NY  10154

JOSEPH J. REARDON
  Vice President

DANIEL S. VANDIVORT
  Vice President

JOSEPH PARASCONDOLA
  Assistant Vice President

This report is submitted for general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Tomorrow Funds Retirement Trust. Such offering is made only by prospectus, which includes details as to offering and other material information.

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

As a shareholder, your money has been at work in a portfolio of approximately 75 leading American corporations across 12 key business and industrial sectors.

In the continued favorable stock market, the fund's portfolio performed very well. Contributing to the strong total return of 21.58% were income distributions of $0.18 per share, capital gains distributions of $0.09 per share, and a significant 19% increase in net asset value.* Over the reporting period, fund net assets nearly tripled to reach $142.2 million.

Thank you for participating in the long-term growth opportunities of American companies through Federated American Leaders Fund II. We trust you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
February 15, 1997



* Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED AMERICAN LEADERS FUND II
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

The Standard & Poor's 500 Stock Index ("S&P 500")* registered a total return of 8.34% for the fourth quarter of 1996, and 22.96% for the full year 1996. For the two-year period ended December 31, 1996, the total return for the S&P 500 was 69.17%, making 1995-1996 one of the strongest two-year periods in the past 50 years. Major indices continued to reach new all time highs in the fourth quarter as investors reacted positively to election results and the favorable economic environment including moderate growth, subdued inflation, stable interest rates and rising corporate profits.

Our forecast for the economy for 1997 is for this environment to continue with real Gross Domestic Product growth of roughly 2.5% and corporate profit increases of 5% to 7%. Net inflows into the U.S. stock market should remain strong, especially into mutual funds. With the market strength of the past two years, many traditional measures of value suggest the market may have reached levels of over-valuation. We share some of these concerns. However, a multiple of 17 times estimated 1997 earnings for the S&P 500 does not seem unreasonable in the current economic environment, and we see many factors which are very positive for U.S. equities. The U.S. is the world leader in information technology, which has helped us to become an export powerhouse as world markets are expanding more rapidly.

While we do not attempt to time the market, we recognize we are in a higher risk market environment despite the positives which we can identify. Therefore, our current strategy is more defensive than that of six months ago. The current portfolio is well diversified among the 12 market sectors with modest overweights in energy and utilities. The technology sector is slightly underweighted. The current structure is consistent with our value and momentum disciplines which reflect few areas of compelling mis-valuation.

For 1996, the Federated American Leaders Fund II portfolio had a total return of 21.58%.** While falling short of the S&P 500, the fund's performance was competitive with other growth and income funds. Market strength in 1996 was more concentrated in large capitalization stocks that dominate the S&P 500, particularly in the latter half of the year. While we want to own stocks of America's leading companies, we pay close attention to valuation, which causes us to sell or avoid some large well-known stocks with high price to earnings ratios, in favor of more attractively valued companies.

Although we have become more selective, we believe the market still offers good investment values in certain types of stocks. We particularly favor companies which are restructuring and/or will be beneficiaries of industry consolidation as is occurring in aerospace and banking. Lockheed Martin and Chase Manhattan are good examples of these themes. We also favor dominant companies which are both domestic and global leaders such as General Electric and General Motors.



* The Standard & Poor's 500 Stock Index, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and actual investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED AMERICAN LEADERS FUND II
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN THE FEDERATED AMERICAN LEADERS FUND II

The graph below illustrates the hypothetical investment of $10,000 in the Federated American Leaders Fund II (the "Fund") from February 10, 1994 (start of performance) to December 31, 1996, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

Graphic representation omitted; see Appendix A.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996

 1 Year.............................................21.58%
 Start of Performance (2/10/94).....................18.03%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED AMERICAN LEADERS FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

  SHARES                                                                     VALUE
----------   -------------------------------------------------------   ---------------
COMMON STOCKS -- 94.3%
--------------------------------------------------------------------
               BASIC INDUSTRY -- 6.6%
               -----------------------------------------------------
     20,400    Betzdearborn, Inc.                                      $     1,193,400
               -----------------------------------------------------
     28,000    Consolidated Papers, Inc.                                     1,375,500
               -----------------------------------------------------
     27,500    Great Lakes Chemical Corp.                                    1,285,625
               -----------------------------------------------------
     35,000    International Paper Co.                                       1,413,125
               -----------------------------------------------------
     37,500    Monsanto Co.                                                  1,457,812
               -----------------------------------------------------
     65,000    Morton International, Inc.                                    2,648,750
               -----------------------------------------------------   ---------------
                    Total                                                    9,374,212
               -----------------------------------------------------   ---------------
               CONSUMER DURABLES -- 3.1%
               -----------------------------------------------------
     37,500    General Motors Corp.                                          2,090,624
               -----------------------------------------------------
    101,500    Rubbermaid, Inc.                                              2,309,125
               -----------------------------------------------------   ---------------
                    Total                                                    4,399,749
               -----------------------------------------------------   ---------------
               CONSUMER NON-DURABLES -- 12.9%
               -----------------------------------------------------
     24,800    Avon Products, Inc.                                           1,416,700
               -----------------------------------------------------
     32,000    CPC International, Inc.                                       2,480,000
               -----------------------------------------------------
     52,500    Heinz (H.J.) Co.                                              1,876,875
               -----------------------------------------------------
     73,000    IBP, Inc.                                                     1,770,250
               -----------------------------------------------------
     37,000    Kimberly-Clark Corp.                                          3,524,250
               -----------------------------------------------------
     23,000    Philip Morris Cos., Inc.                                      2,590,375
               -----------------------------------------------------
     35,000    Tambrands, Inc.                                               1,430,624
               -----------------------------------------------------
     18,400    Unilever N.V., ADR                                            3,224,600
               -----------------------------------------------------   ---------------
                    Total                                                   18,313,674
               -----------------------------------------------------   ---------------
               ENERGY MINERALS -- 9.0%
               -----------------------------------------------------
     18,900    Chevron Corp.                                                 1,228,500
               -----------------------------------------------------
     16,000    Exxon Corp.                                                   1,568,000
               -----------------------------------------------------
     10,000    Mobil Corp.                                                   1,222,500
               -----------------------------------------------------
     50,000    Occidental Petroleum Corp.                                    1,168,750
               -----------------------------------------------------
     10,000    Royal Dutch Petroleum Co., ADR                                1,707,500
               -----------------------------------------------------

FEDERATED AMERICAN LEADERS FUND II
--------------------------------------------------------------------------------

 SHARES                                                                      VALUE
---------      -----------------------------------------------------   ---------------
COMMON STOCKS -- CONTINUED
--------------------------------------------------------------------
               ENERGY MINERALS -- CONTINUED
               -----------------------------------------------------
     13,000    Texaco, Inc.                                            $    1,275,625
               -----------------------------------------------------
     65,000    USX Marathon Group                                           1,551,875
               -----------------------------------------------------
     62,662    Union Pacific Resources Group, Inc.                          1,832,864
               -----------------------------------------------------
     28,600    Unocal Corp.                                                 1,161,874
               -----------------------------------------------------   --------------
                    Total                                                  12,717,488
               -----------------------------------------------------   --------------
               FINANCE -- 13.0%
               -----------------------------------------------------
     45,000    Aflac, Inc.                                                  1,923,750
               -----------------------------------------------------
     25,508    Allstate Corp.                                               1,476,276
               -----------------------------------------------------
     12,500    CIGNA Corp.                                                  1,707,813
               -----------------------------------------------------
     17,000    Chase Manhattan Corp.                                        1,517,250
               -----------------------------------------------------
     13,000    Citicorp                                                     1,339,000
               -----------------------------------------------------
     19,600    Dean Witter, Discover & Co.                                  1,298,500
               -----------------------------------------------------
     56,500    Federal National Mortgage Association                        2,104,625
               -----------------------------------------------------
     23,000    Marsh & McLennan Cos., Inc.                                  2,392,000
               -----------------------------------------------------
     26,000    National City Corp.                                          1,166,750
               -----------------------------------------------------
     25,000    Republic New York Corp.                                      2,040,625
               -----------------------------------------------------
     33,533    Travelers Group, Inc.                                        1,521,560
               -----------------------------------------------------   --------------
                    Total                                                  18,488,149
               -----------------------------------------------------   --------------
               HEALTH CARE -- 10.0%
               -----------------------------------------------------
     42,500    Abbott Laboratories                                          2,156,875
               -----------------------------------------------------
     26,500    American Home Products Corp.                                 1,553,563
               -----------------------------------------------------
     30,000    Bausch & Lomb, Inc.                                          1,050,000
               -----------------------------------------------------
     90,000 (a)Biomet, Inc.                                                 1,361,250
               -----------------------------------------------------
     22,000    Bristol-Myers Squibb Co.                                     2,392,500
               -----------------------------------------------------
     47,700    Columbia/HCA Healthcare Corp.                                1,943,775
               -----------------------------------------------------
     70,800 (a)Healthsource, Inc.                                             929,250
               -----------------------------------------------------
     19,000    Merck & Co., Inc.                                            1,505,750
               -----------------------------------------------------
     30,000    United Healthcare Corp.                                      1,350,000
               -----------------------------------------------------   --------------
                    Total                                                  14,242,963
               -----------------------------------------------------   --------------

FEDERATED AMERICAN LEADERS FUND II
--------------------------------------------------------------------------------

  SHARES                                                                   VALUE
-----------   ------------------------------------------------------   -------------
COMMON STOCKS -- CONTINUED
--------------------------------------------------------------------
               PRODUCER MANUFACTURING -- 5.4%
               -----------------------------------------------------
     17,800    General Electric Co.                                    $ 1,759,975
               -----------------------------------------------------
     41,500    Ingersoll-Rand Co.                                        1,846,750
               -----------------------------------------------------
     14,200    Loews Corp.                                               1,338,350
               -----------------------------------------------------
     28,500    Textron, Inc.                                             2,686,125
               -----------------------------------------------------   -----------
                    Total                                                7,631,200
               -----------------------------------------------------   -----------
               RETAIL TRADE -- 4.7%
               -----------------------------------------------------
     43,900    Dayton-Hudson Corp.                                       1,723,075
               -----------------------------------------------------
     52,000    Dillard Department Stores, Inc., Class A                  1,605,500
               -----------------------------------------------------
     30,000    Sears, Roebuck & Co.                                      1,383,750
               -----------------------------------------------------
     85,000    Wal-Mart Stores, Inc.                                     1,944,375
               -----------------------------------------------------   -----------
                    Total                                                6,656,700
               -----------------------------------------------------   -----------
               SERVICES -- 4.9%
               -----------------------------------------------------
     71,500    Block (H&R), Inc.                                         2,073,500
               -----------------------------------------------------
     96,500    Browning-Ferris Industries, Inc.                          2,533,125
               -----------------------------------------------------
     14,000    Disney (Walt) Co.                                           974,750
               -----------------------------------------------------
     19,000    Gannett Co., Inc.                                         1,422,625
               -----------------------------------------------------   -----------
                    Total                                                7,004,000
               -----------------------------------------------------   -----------
               TECHNOLOGY -- 10.9%
               -----------------------------------------------------
     38,500    AMP, Inc.                                                 1,477,438
               -----------------------------------------------------
      6,900    Automatic Data Processing, Inc.                             295,838
               -----------------------------------------------------
      1,050    Boeing Co.                                                  111,694
               -----------------------------------------------------
     45,500    Electronic Data Systems Corp.                             1,967,875
               -----------------------------------------------------
     40,000    General Motors Corp., Class H                             2,250,000
               -----------------------------------------------------
     26,400    Hewlett-Packard Co.                                       1,326,600
               -----------------------------------------------------
     14,000    Intel Corp.                                               1,833,125
               -----------------------------------------------------
     13,900    International Business Machines Corp.                     2,098,900
               -----------------------------------------------------
      9,270    Lockheed Martin Corp.                                       848,205
               -----------------------------------------------------
     28,560    Lucent Technologies, Inc.                                 1,320,900
               -----------------------------------------------------
     25,000    Rockwell International Corp.                              1,521,875
               -----------------------------------------------------
      9,000 (a)Solectron Corp.                                             480,375
               -----------------------------------------------------   -----------
                    Total                                               15,532,825
               -----------------------------------------------------   -----------

FEDERATED AMERICAN LEADERS FUND III
--------------------------------------------------------------------------------

  SHARES                                                                          VALUE
------------   ----------------------------------------------------------    --------------
COMMON STOCKS -- CONTINUED
-------------------------------------------------------------------------
               TRANSPORTATION -- 0.9%
               ----------------------------------------------------------
     15,000 (a)AMR Corp.                                                     $  1,321,874
               ----------------------------------------------------------    ------------
               UTILITIES -- 12.9%
               ----------------------------------------------------------
     34,500    AT&T Corp.                                                       1,500,750
               ----------------------------------------------------------
     30,000 (a)Columbia Gas System, Inc.                                        1,908,750
               ----------------------------------------------------------
     44,100    Enron Corp.                                                      1,901,813
               ----------------------------------------------------------
     28,000    FPL Group, Inc.                                                  1,288,000
               ----------------------------------------------------------
     47,000    GTE Corp.                                                        2,138,500
               ----------------------------------------------------------
    101,000    MCI Communications Corp.                                         3,301,438
               ----------------------------------------------------------
    109,100    Pacific Gas & Electric Co.                                       2,291,100
               ----------------------------------------------------------
     76,000    Pacific Telesis Group                                            2,793,000
               ----------------------------------------------------------
     55,600    Southern Co.                                                     1,257,950
               ----------------------------------------------------------    ------------
                    Total                                                      18,381,301
               ----------------------------------------------------------    ------------
                    TOTAL COMMON STOCKS (IDENTIFIED COST $117,159,609)        134,064,135
               ----------------------------------------------------------    ------------
PREFERRED STOCKS -- 1.7%
-------------------------------------------------------------------------
               TECHNOLOGY -- 1.7%
               ----------------------------------------------------------
     30,600    Microsoft Corp., Conv. Pfd. (IDENTIFIED COST $2,444,175)         2,451,825
               ----------------------------------------------------------    ------------
(B)REPURCHASE AGREEMENTS -- 3.6%
-------------------------------------------------------------------------
$  5,130,000   BT Securities Corporation, 6.90%, dated 12/31/1996,
               due 1/2/1997 (AT AMORTIZED COST)                                 5,130,000
               ----------------------------------------------------------    ------------
                    TOTAL INVESTMENTS (IDENTIFIED COST $124,733,784)(C)      $141,645,960
               ----------------------------------------------------------    ============

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $124,736,051. The net unrealized appreciation of investments on a federal tax basis amounts to $16,909,909 which is comprised of $18,525,108 appreciation and $1,615,199 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($142,216,464) at December 31, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost, $124,733,784
and  tax cost, $124,736,051)                                                                  $ 141,645,960
------------------------------------------------------------------------------------
Cash                                                                                                 15,361
------------------------------------------------------------------------------------
Income receivable                                                                                   320,777
------------------------------------------------------------------------------------
Receivable for investments sold                                                                     521,723
------------------------------------------------------------------------------------
Receivable for shares sold                                                                          516,775
------------------------------------------------------------------------------------        ===============
     Total assets                                                                              $143,020,596
------------------------------------------------------------------------------------
LIABILITIES:
-----------------------------------------------------------------------
Payable for investments purchased                                         $  544,984
-----------------------------------------------------------------------
Payable for shares redeemed                                                  249,683
-----------------------------------------------------------------------
Accrued expenses                                                               9,465
------------------------------------------------------------------------  ----------
     Total liabilities                                                                              804,132
------------------------------------------------------------------------------------        ===============
Net Assets for 9,322,235 shares outstanding                                                   $ 142,216,464
------------------------------------------------------------------------------------        ===============
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------
Paid in capital                                                                               $ 121,468,683
------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                       16,912,176
------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                      3,724,287
------------------------------------------------------------------------------------
Undistributed net investment income                                                                 111,318
------------------------------------------------------------------------------------        ===============
     Total Net Assets                                                                         $ 142,216,464
------------------------------------------------------------------------------------        ===============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$142,216,464 / 9,322,235 shares outstanding                                                          $15.26
------------------------------------------------------------------------------------        ===============

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------
Dividends                                                                                   $ 1,888,201
------------------------------------------------------------------------------------
Interest                                                                                        323,745
------------------------------------------------------------------------------------       ============
     Total income                                                                             2,211,946
------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------
Investment advisory fee                                                   $ 693,045
-----------------------------------------------------------------------
Administrative personnel and services fee                                   125,000
-----------------------------------------------------------------------
Custodian fees                                                               26,802
-----------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                     18,072
-----------------------------------------------------------------------
Directors'/Trustees' fees                                                     1,936
-----------------------------------------------------------------------
Auditing fees                                                                10,000
-----------------------------------------------------------------------
Legal fees                                                                    2,920
-----------------------------------------------------------------------
Portfolio accounting fees                                                    44,751
-----------------------------------------------------------------------
Share registration costs                                                     24,823
-----------------------------------------------------------------------
Printing and postage                                                         30,939
-----------------------------------------------------------------------
Insurance premiums                                                            3,303
-----------------------------------------------------------------------
Miscellaneous                                                                11,527
-----------------------------------------------------------------------  ==========
     Total expenses                                                         993,118
-----------------------------------------------------------------------
Waivers --
-----------------------------------------------------------------------
 Waiver of investment advisory fee                                         (203,603)
-----------------------------------------------------------------------  ==========
  Net expenses                                                                                  789,515
-----------------------------------------------------------------------------------        ============
     Net investment income                                                                    1,422,431
-----------------------------------------------------------------------------------        ============
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------
Net realized gain on investments                                                              3,780,324
-----------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                         12,783,766
-----------------------------------------------------------------------------------        ============
  Net realized and unrealized gain on investments                                            16,564,090
-----------------------------------------------------------------------------------        ============
     Change in net assets resulting from operations                                        $ 17,986,521
-----------------------------------------------------------------------------------        ============

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                   ------------------------------
                                                                                                         1996         1995
                                                                                                   -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------------------------
OPERATIONS --
----------------------------------------------------------------------------------------------
Net investment income                                                                              $  1,422,431   $   385,529
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($3,738,194 and
$460,510  net gains, respectively, as computed for federal tax purposes)                              3,780,324       418,832
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                 12,783,766     4,129,761
----------------------------------------------------------------------------------------------     ------------   -----------
     Change in net assets resulting from operations                                                  17,986,521     4,934,122
----------------------------------------------------------------------------------------------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS --
----------------------------------------------------------------------------------------------
Distributions from net investment income                                                             (1,311,113)     (386,024)
----------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                             --       (10,010)
----------------------------------------------------------------------------------------------
Distributions from net realized gains                                                                  (450,672)           --
----------------------------------------------------------------------------------------------     ------------   -----------
     Change in net assets resulting from distributions to shareholders                               (1,761,785      (396,034)
----------------------------------------------------------------------------------------------     ------------   -----------
SHARE TRANSACTIONS --
----------------------------------------------------------------------------------------------
Proceeds from sale of shares                                                                         89,014,893    45,176,314
----------------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of  distributions declared                                                                            1,761,418       396,398
----------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                             (13,298,117)   (3,997,296)
----------------------------------------------------------------------------------------------     ------------   -----------
     Change in net assets resulting from share transactions                                          77,478,194    41,575,416
----------------------------------------------------------------------------------------------     ------------   -----------
          Change in net assets                                                                       93,702,930    46,113,504
----------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------
Beginning of period                                                                                  48,513,534     2,400,030
----------------------------------------------------------------------------------------------     ------------   -----------
End of period (including undistributed net investment
income of $111,318 and $0, respectively)                                                           $142,216,464   $48,513,534
----------------------------------------------------------------------------------------------     ============   ===========

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         YEAR ENDED DECEMBER 31,
                                                                                                  ----------------------------------

                                                                                                     1996       1995       1994(A)
                                                                                                  ---------  ----------  -----------

NET ASSET VALUE, BEGINNING OF PERIOD                                                              $  12.80    $  9.74    $  10.00
-------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------
  Net investment income                                                                               0.19      0.20         0.19
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                              2.54      3.06        (0.26)
-------------------------------------------------------------------------------------------       --------   -------    ---------
  Total from investment operations                                                                    2.73      3.26        (0.07)
-------------------------------------------------------------------------------------------       --------   -------    ---------
LESS DISTRIBUTIONS
-------------------------------------------------------------------------------------------
  Distributions from net investment income                                                           (0.18)    (0.19)       (0.19)
-------------------------------------------------------------------------------------------
  Distributions in excess of net investment income(b)                                                  --      (0.01)         --
-------------------------------------------------------------------------------------------
  Distributions from net realized gain on investments                                                (0.09)      --           --
-------------------------------------------------------------------------------------------       --------   -------    --------
  Total distributions                                                                                (0.27)    (0.20)      (0.19)
-------------------------------------------------------------------------------------------       --------   -------    --------
NET ASSET VALUE, END OF PERIOD                                                                    $  15.26   $ 12.80    $   9.74
-------------------------------------------------------------------------------------------       ========   =======    ========
TOTAL RETURN(C)                                                                                      21.58%    33.71%      (0.70)%
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------
  Expenses                                                                                            0.85%     0.85%       0.54%*
-------------------------------------------------------------------------------------------
  Net investment income                                                                               1.54%     2.03%       2.58%*
-------------------------------------------------------------------------------------------
  Expense waiver/reimbursement(d)                                                                     0.22%     1.36%      25.42%*
-------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                         $142,216   $48,514    $  2,400
-------------------------------------------------------------------------------------------
  Average commission rate paid(e)                                                                 $ 0.0012      --         --
-------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                    90%       43%         32%
-------------------------------------------------------------------------------------------

 *  Computed on an annualized basis.

(a) Reflects operations for the period from February 10, 1994 (date of initial public investment) to December 31, 1994. For the period from December 9, 1993 (start of business) to January 31, 1994, the Fund had no investment activity.

(b) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.   ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary investment objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Equity Growth and Income Fund to Federated American Leaders Fund II.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERATED AMERICAN LEADERS FUND II
--------------------------------------------------------------------------------
     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short term capital gain distributions. The following reclassifications have been made to the financial statements.

               INCREASE (DECREASE)
     -----------------------------------------
       ACCUMULATED NET       UNDISTRIBUTED NET
     REALIZED GAIN/LOSS      INVESTMENT INCOME
     -----------------------------------------
         ($10,010)               $10,010

     Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

     FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER -- Investment transactions are accounted for on the trade date.

3.   SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                      YEAR ENDED
                                                                     DECEMBER 31,
                                                                ----------------------
                                                                   1996        1995
                                                                ---------   ----------
Shares sold                                                    6,346,064   3,870,639
----------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                           124,400      32,670
----------------------------------------------------------
Shares redeemed                                                 (938,427)   (359,502)
----------------------------------------------------------   -----------  ----------
  Net change resulting from share transactions                 5,532,037   3,543,807
----------------------------------------------------------   ===========  ==========

FEDERATED AMERICAN LEADERS FUND II
--------------------------------------------------------------------------------

4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

     ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

     ORGANIZATIONAL EXPENSES -- Organizational and start-up administrative service expenses of $47,855 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and start-up administrative expenses during the five-year period following the effective date. For the period ended December 31, 1996, the Fund paid $9,571 pursuant to this agreement.

     GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:

PURCHASES                                                        $ 153,455,140
------------------------------------------------------------   ===============
SALES                                                            $  78,730,697
------------------------------------------------------------   ===============

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES                                    OFFICERS
--------------------------------------------------------------------------------------------------
John F. Donahue                            John F. Donahue
Thomas G. Bigley                               Chairman
John T. Conroy, Jr.                        J. Christopher Donahue
William J. Copeland                            President
J. Christopher Donahue                     Edward C. Gonzales
James E. Dowd                                  Executive Vice President
Lawrence D. Ellis, M.D.                    John W. McGonigle
Edward J. Flaherty, Jr.                        Executive Vice President, Treasurer, and Secretary
Peter E. Madden                            Richard B. Fisher
Gregor F. Meyer                                Vice President
John E. Murray, Jr.                        S. Elliott Cohan
Wesley W. Posvar                               Assistant Secretary
Marjorie P. Smuts

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            [LETTERHEAD OF FEDERATED UTILITY FUND II APPEARS HERE]

                                                      Federated Insurance Series



[LOGO OF FEDERATED INVESTORS]                ___________________________________

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________

PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996 through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

During the reporting period, the fund kept shareholders' ready cash working every day while maintaining a stable share price of $1.00.*

To pursue a competitive daily yield, the fund invests in a portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.05 per share in dividends to shareholders. On December 31, 1996, total net assets reached $45.7 million -- a significant increase over the $17.8 million in total net assets at the beginning of the reporting period.

Thank you for keeping your ready cash working and accessible through Federated Prime Money Fund II. We will continue to keep you up to date on your investment, and welcome your comments and suggestions.

Sincerely,

/s/ J. Christopher Donahue

J. Christopher Donahue
President
February 15, 1997

* Although money market funds seek to maintain a share value of $1.00, there is no guarantee that they will do so. An investment in the fund is neither insured nor guaranteed by the U.S. government.

FEDERATED PRIME MONEY FUND II
-------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Prime Money Fund II invests in money market instruments maturing in thirteen months or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to: commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

U.S. economic growth has slowed in a nearly ideal fashion. Labor markets are still tight, but monthly payroll gains have downshifted from 233,000 per month in the first half of the year to 171,000 over the second half. Home building has slowed as well. Offsetting this consumer slowdown, however, manufacturing is strengthening. The National Association of Purchasing Managers Index* has increased to 54.00% for December while industrial production and capacity utilization have also been high. So while the economy remains mixed, overall it appears to be advancing at a moderate and sustainable pace.

The lingering concern is that tight labor markets and gently rising wage pressures will prove inflationary. To date, however, price pressures have been evident only in the food and energy sectors. Elsewhere in the economy, systematic price pressures are largely absent. The consumer price index rose at a rate of just 3.30% over the past 12 months while the producer price index increased by 2.90% for the same period.

Thirty day commercial paper started the reporting period at 5.27% on February 1, 1996, and rose very modestly to 5.35%. This lack of movement reflects the 5.25% federal funds target maintained by the Federal Reserve Board for the entire 12-month time period. The money market yield curve steepened substantially throughout the reporting period. One month commercial paper rates rose 8 basis points while the six-month rates rose 42 basis points.

The target average maturity range for Federated Prime Money Fund II began the reporting period at 40-50 days and was shortened to the 35-45 day range in July, reflecting the changing economic and monetary sentiment. Given the concentrated nature of much of the fund's current asset base, however, the actual average maturity has been much lower. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's core assets in variable rate demand notes and accomplishing a modest barbell structure.

During the 12 months ended December 31, 1996, the net assets of Federated Prime Money Fund II increased from $17.8 million to $45.7 million while the 7-day net yield increased from 4.61% to 4.77%.** The effective average maturity of the fund on December 31, 1996, was 28 days.

* The National Association of Purchasing Manager's Index is a diffusion index that measures the economic activity of the largest manufacturers in the United States.

** Performance quoted represents past performance and is not indicative of future results. Yield will vary. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED PRIME MONEY FUND II
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                               VALUE
------------  --------------------------------------------------------------------   ----------
BANK NOTES --  2.2%
----------------------------------------------------------------------------------
               BANKING -- 2.2%
               -------------------------------------------------------------------
$1,000,000     Harris Trust & Savings Bank, Chicago, 5.500%, 3/26/1997               $  999,867
               -------------------------------------------------------------------   ----------
COMMERCIAL PAPER -- 20.6%
----------------------------------------------------------------------------------
               BANKING -- 5.4%
               -------------------------------------------------------------------
     500,000   ABN AMRO Bank N.V., Amsterdam, 5.794%, 3/6/1997                          494,996
               -------------------------------------------------------------------
   1,000,000   Bank of Nova Scotia, Toronto, 5.510%, 1/6/1997                           999,246
               -------------------------------------------------------------------
     500,000   Commerzbank U.S. Finance, Inc., (Guaranteed by Commerzbank AG,
               Frankfurt), 5.709%, 3/18/1997                                            494,142
               -------------------------------------------------------------------
     500,000   Svenska Handelsbanken, Inc., (Guaranteed by Svenska Handelsbanken,
               Stockholm), 5.531%, 2/12/1997                                            496,862
               -------------------------------------------------------------------    ---------
                    Total                                                             2,485,246
               -------------------------------------------------------------------
               FINANCE - AUTOMOTIVE -- 6.5%
               -------------------------------------------------------------------
   2,000,000   Ford Motor Credit Corp., 5.427%, 3/13/1997                             1,979,016
               -------------------------------------------------------------------
   1,000,000   General Motors Acceptance Corp., 5.456%, 6/9/1997                        976,548
               -------------------------------------------------------------------    ---------
                    Total                                                             2,955,564
               -------------------------------------------------------------------
               FINANCE - COMMERCIAL -- 4.3%
               -------------------------------------------------------------------
   1,000,000   Beta Finance, Inc., 5.775% - 5.783%, 1/13/1997 - 3/13/1997               993,531
               -------------------------------------------------------------------
   1,000,000   General Electric Capital Corp., 5.764%, 1/29/1997                        995,644
               -------------------------------------------------------------------    ---------
                    Total                                                             1,989,175
               -------------------------------------------------------------------
               FINANCE - RETAIL -- 4.4%
               -------------------------------------------------------------------
   2,000,000   New Center Asset Trust, A1+/P1 Series, 5.402%, 1/27/1997               1,992,301
               -------------------------------------------------------------------    ---------
                    TOTAL COMMERCIAL PAPER                                            9,422,286
               -------------------------------------------------------------------    ---------
SHORT-TERM NOTES -- 6.0%
--------------------------------------------------------------------------------
               FINANCE - AUTOMOTIVE -- 1.5%
               -------------------------------------------------------------------
     672,273   Nationsbank Auto Owner Trust 1996-A, 5.776%, 8/15/1997                   672,629
               -------------------------------------------------------------------    ---------

FEDERATED PRIME MONEY FUND II
-------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                    VALUE
---------    ------------------------------------------------------------------         ----------
             FINANCE - EQUIPMENT -- 3.4%
             ------------------------------------------------------------------
$  772,306   Capita Equipment Receivables Trust 1996-1, 5.600%, 10/15/1997              $  772,306
             -------------------------------------------------------------------
   773,412   Navistar Financial 1996-B Owner Trust, 5.490%, 11/20/1997                     773,412
             -------------------------------------------------------------------        ----------
                   Total                                                                 1,545,718
             -------------------------------------------------------------------
             FINANCE - CONSUMER -- 1.1%
             -------------------------------------------------------------------
   500,000   Silver REMIC Trust I 1996-1, 5.700%, 1/15/1998                                500,000
             -------------------------------------------------------------------        ----------
                   TOTAL SHORT-TERM NOTES                                                2,718,347
             -------------------------------------------------------------------        ----------
(A)NOTES - VARIABLE -- 17.9%
--------------------------------------------------------------------------------
             BANKING -- 11.3%
             -------------------------------------------------------------------
   180,000   Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds,
             (Amsouth Bank N.A., Birmingham LOC), 5.800%, 1/1/1997                         180,000
             -------------------------------------------------------------------
   200,000   Capital One Funding Corp., (Series 1995-A), (Bank One, Indianapolis,
             IN LOC), 5.95%, 1/2/1997                                                      200,000
             -------------------------------------------------------------------
   190,000   Denver Urban Renewal Authority, (Series 1992-B), (Banque Paribas,
             Paris LOC), 5.900%, 1/2/1997                                                  190,000
             -------------------------------------------------------------------
   200,000   Franklin County, OH, (Edison Wielding), (Series 1995), (Huntington
             National Bank, Columbus, OH LOC), 6.050%, 1/2/1997                            200,000
             -------------------------------------------------------------------
 1,000,000   Kenny, Donald R. and Cheryl A., (Series 1996-C), (Star Bank, NA,
             Cincinnati LOC), 5.980%, 1/2/1997                                           1,000,000
             -------------------------------------------------------------------
   278,000   Maryland State IDFA, (Human Genome), (Series 1994), (First National
             Bank of Maryland, Baltimore LOC), 5.938%, 1/6/1997                            278,000
             -------------------------------------------------------------------
   375,000   Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank,
             Detroit, MI LOC), 5.900%, 1/1/1997                                            375,000
             -------------------------------------------------------------------
   385,000   Pelham City, IDB, (Columbus Bank and Trust Co., GA LOC), 6.130%,
             1/2/1997                                                                      385,000
             -------------------------------------------------------------------
   550,000   REAL I Funding Corp., Casto Realty Investments Series 1996,
             (Huntington National Bank, Columbus, OH LOC), 5.930%, 1/2/1997                550,000
             -------------------------------------------------------------------
   380,000   Roby Company Ltd. Partnership, (Huntington National Bank,
             Columbus, OH LOC), 5.930%, 1/2/1997                                           380,000
             -------------------------------------------------------------------
 1,000,000   SMM Trust, (Series 1996-V), (Morgan Guaranty Trust Co., New York
             Swap Agreement), 5.581%, 2/24/1997                                          1,000,000
             -------------------------------------------------------------------

FEDERATED PRIME MONEY FUND II
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                          VALUE
---------     ---------------------------------------------------------------------------      ---------
 (A)NOTES - VARIABLE -- CONTINUED
-----------------------------------------------------------------------------------------
             BANKING -- CONTINUED
             ----------------------------------------------------------------------------
$  185,000   Southeast Regional Holdings, LLC, (Series 1995-A), (Columbus Bank and
             Trust Co., GA LOC), 6.130%, 1/2/1997                                               $ 185,000
             ----------------------------------------------------------------------------
   253,000   Vista Funding Corp., (Series 1994-A), (Fifth Third Bank of
             Northwestern OH LOC), 5.98%, 1/2/1997                                                253,000
             ----------------------------------------------------------------------------       ---------
                    Total                                                                       5,176,000
             ----------------------------------------------------------------------------
             INSURANCE -- 4.4%
             ----------------------------------------------------------------------------
 1,000,000   General American Life Insurance Co., 5.806%, 1/23/1997                             1,000,000
             ----------------------------------------------------------------------------
 1,000,000   Transamerica Occidental Life Insurance Company, 5.304%, 1/30/1997                  1,000,000
             ----------------------------------------------------------------------------       ---------
                    Total                                                                       2,000,000
             ----------------------------------------------------------------------------
             SOVEREIGN GOVERNMENT -- 2.2%
             ----------------------------------------------------------------------------
 1,000,000  (b)Short Term Asset Corp., Secured Class F-1 Bonds, (European Bank
            for Reconstruction and Development LIQ), 5.626%, 1/13/1997                          1,000,000
            -----------------------------------------------------------------------------       ---------
                    TOTAL NOTES - VARIABLE                                                      8,176,000
             ----------------------------------------------------------------------------       ---------
GOVERNMENT AGENCIES -- 17.5%
-----------------------------------------------------------------------------------------
 8,000,000   Federal National Mortgage Association, 6.500%, 1/2/1997                            7,998,556
             ----------------------------------------------------------------------------       ---------
GOVERNMENT AGENCY OBLIGATIONS -- 1.8%
-----------------------------------------------------------------------------------------
             U.S. TREASURY NOTES -- 1.8%
             ----------------------------------------------------------------------------
   800,000   6.875%, 2/28/1997-3/31/1997                                                          802,407
             ----------------------------------------------------------------------------       ---------
 (C)REPURCHASE AGREEMENTS -- 16.4%
-----------------------------------------------------------------------------------------
 2,090,000   CIBC Wood Gundy Securities Corp., 6.900%, dated 12/31/1996, due 1/2/1997           2,090,000
             ----------------------------------------------------------------------------
 2,200,000   Fuji Government Securities, Inc., 6.900%, dated 12/31/1996, due
             1/2/1997                                                                           2,200,000
             ----------------------------------------------------------------------------

FEDERATED PRIME MONEY FUND II
-------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                VALUE
---------     ------------------------------------------------------------------    ---------
(C)REPURCHASE AGREEMENTS -- CONTINUED
--------------------------------------------------------------------------------
$2,200,000    PaineWebber Group, Inc., 6.850%, dated 12/31/1996, due
              1/2/1997                                                              $2,200,000
              ------------------------------------------------------------------
 1,000,000    Swiss Bank Capital Markets, 6.800%, dated 12/31/1996, due
              1/2/1997                                                               1,000,000
              ------------------------------------------------------------------   -----------
                 TOTAL REPURCHASE AGREEMENTS                                         7,490,000
              ------------------------------------------------------------------   -----------
                 TOTAL INVESTMENTS (AT AMORTIZED COST)(D)                          $37,607,463
              ------------------------------------------------------------------   ===========


(a)  Current rate and next reset date shown.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1996 these securities amounted to $1,000,000 which represents 2.2% of net assets.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

(d)  Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets
      ($45,655,332) at December 31, 1996.

The following acronyms are used throughout this portfolio:

IDA   -- Industrial Development Authority
IDB   -- Industrial Development Bond
IDFA  -- Industrial Development Finance Authority
LIQ   -- Liquidity Agreement
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
REMIC -- Real Estate Mortgage Investment Conduit

(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------
Investments in repurchase agreements                                  $ 7,490,000
------------------------------------------------------------------
Investments in securities                                              30,117,463
------------------------------------------------------------------    -----------
  Total investments in securities, at amortized cost and value                      $37,607,463
---------------------------------------------------------------------------------
Cash                                                                                  8,062,347
---------------------------------------------------------------------------------
Income receivable                                                                        99,159
---------------------------------------------------------------------------------
Receivable for shares sold                                                              427,135
---------------------------------------------------------------------------------    ----------
Total assets                                                                         46,196,104
---------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------
Payable for shares redeemed                                               518,160
------------------------------------------------------------------
Accrued expenses                                                           22,612
------------------------------------------------------------------    -----------
  Total liabilities                                                                     540,772
---------------------------------------------------------------------------------   -----------
Net Assets for 45,655,332 shares outstanding                                        $45,655,332
---------------------------------------------------------------------------------   ===========
NET ASSETS VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------
$45,655,332 / 45,655,332 shares outstanding                                               $1.00
---------------------------------------------------------------------------------    ==========

(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
------------------------------------------------------------------------------------
Interest                                                                                       $1,694,866
------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------
Investment advisory fee                                                   $ 154,455
---------------------------------------------------------------------
Administrative personnel and services fee                                   125,000
---------------------------------------------------------------------
Custodian fees                                                               28,125
---------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                     24,203
---------------------------------------------------------------------
Directors'/Trustees' fees                                                     1,916
---------------------------------------------------------------------
Auditing fees                                                                 8,500
---------------------------------------------------------------------
Legal fees                                                                    3,631
---------------------------------------------------------------------
Portfolio accounting fees                                                    40,451
---------------------------------------------------------------------
Share registration costs                                                      8,075
---------------------------------------------------------------------
Printing and postage                                                         21,717
---------------------------------------------------------------------
Insurance premiums                                                            2,795
---------------------------------------------------------------------
Miscellaneous                                                                 5,310
---------------------------------------------------------------------     ----------
  Total expenses                                                            424,178
---------------------------------------------------------------------     ----------
Waivers and reimbursements --
--------------------------------------------------------
  Waiver of investment advisory fee                        $ (154,455)
--------------------------------------------------------
  Reimbursement of other operating expenses                   (21,235)
--------------------------------------------------------   ----------
    Total waivers and reimbursements                                        (175,690)
---------------------------------------------------------------------      ----------
        Net expenses                                                                              248,488
-------------------------------------------------------------------------------------          ==========
          Net investment income                                                                $1,446,378
-------------------------------------------------------------------------------------          ==========

(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                               -----------------------------
                                                                     1996           1995
                                                               -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------
OPERATIONS --
------------------------------------------------------------
Net investment income                                          $   1,446,378   $    415,530
------------------------------------------------------------   -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS --
------------------------------------------------------------
Distributions from net investment income                          (1,446,378)      (415,530)
------------------------------------------------------------   -------------   ------------
SHARE TRANSACTIONS --
------------------------------------------------------------
Proceeds from sale of shares                                     214,683,781     39,232,023
------------------------------------------------------------
Net asset value of shares issued to shareholders in payment
of distributions declared                                          1,446,378        414,549
------------------------------------------------------------
Cost of shares redeemed                                         (188,312,731)   (22,360,936)
------------------------------------------------------------   -------------   ------------
  Change in net assets resulting from share transactions          27,817,428     17,285,636
------------------------------------------------------------   -------------   ------------
    Change in net assets                                          27,817,428     17,285,636
------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------
Beginning of period                                               17,837,904        552,268
------------------------------------------------------------   -------------   ------------
End of period                                                  $  45,655,332   $ 17,837,904
------------------------------------------------------------   =============   ============


(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED DECEMBER 31,
                                                                   -----------------------------
                                                                     1996     1995       1994(A)
                                                                   -------   -------     --------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  1.00   $  1.00     $   1.00
------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------
 Net investment income                                                0.05      0.05         0.01
------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------
 Distributions from net investment income                            (0.05)    (0.05)       (0.01)
------------------------------------------------------------       -------   -------     --------
NET ASSET VALUE, END OF PERIOD                                     $  1.00   $  1.00     $   1.00
------------------------------------------------------------       =======   =======     ========
TOTAL RETURN(B)                                                       4.75%     5.20%        0.50%
------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------
 Expenses                                                             0.80%     0.80%        0.80%*
------------------------------------------------------------
 Net investment income                                                4.68%     5.12%        4.26%*
------------------------------------------------------------
 Expense waiver/reimbursement(c)                                      0.57%     2.69%       71.84%*
------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------
 Net assets, end of period (000 omitted)                           $45,655   $17,838     $    552
------------------------------------------------------------

*    Computed on an annualized basis.

(a) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED PRIME MONEY FUND II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

1.   ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from Prime Money Fund to Federated Prime Money Fund II.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS -- The Fund's use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act.

     REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

FEDERATED PRIME MONEY FUND II
--------------------------------------------------------------------------------

     At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $134, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

     EXPIRATION YEAR     EXPIRATION AMOUNT
     ---------------     -----------------
          2004                 $134

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Trust will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940.

     Additional information on each restricted security held at December 31, 1996 is as follows:

     SECURITY                  ACQUSITION DATE       ACQUISITION COST
     -----------------------   ---------------       ----------------
     Short Term Asset Corp.        5/7/1996             $1,000,000

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER -- Investment transactions are accounted for on the trade date.

FEDERATED PRIME MONEY FUND II
--------------------------------------------------------------------------------

3.   SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 1996, capital paid in aggregated $45,655,332. Transactions in capital stock were as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                       --------------------------
                                                           1996           1995
                                                       ------------   -----------
Shares sold                                             214,683,781    39,232,023
--------------------------------------------------
Shares issued to shareholders in payment of
 distributions declared                                   1,446,378       414,549
--------------------------------------------------
Shares redeemed                                        (188,312,731)  (22,360,936)
--------------------------------------------------     ------------   -----------
  Net change resulting from share transactions           27,817,428    17,285,636
--------------------------------------------------     ============   ===========


4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

     ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES -- FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

     ORGANIZATIONAL EXPENSES -- Organizational expenses of $22,431 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following the Fund's effective date. For the period ended December 31, 1996, the Fund paid $4,486 pursuant to this agreement.

     GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Prime Money Fund II (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Federated Prime Money Fund II as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
February 7, 1997

TRUSTEES                                             OFFICERS
---------------------------------------------------------------------------------------------------------------
John F. Donahue                                      John F. Donahue
Thomas G. Bigley                                       Chairman
John T. Conroy, Jr.                                  J. Christopher Donahue
William J. Copeland                                    President
J. Christopher Donahue                               Edward C. Gonzales
James E. Dowd                                          Executive Vice President
Lawrence D. Ellis, M.D.                              John W. McGonigle
Edward L. Flaherty, Jr.                                Executive Vice President, Treasurer, and Secretary
Peter E. Madden                                      Richard B. Fisher
Gregor F. Meyer                                        Vice President
John E. Murray, Jr.                                  S. Elliott Cohan
Wesley W. Posvar                                       Assistant Secretary
Marjorie P. Smuts







Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance they will be able to do so.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

            [LETTERHEAD OF FEDERATED UTILITY FUND II APPEARS HERE]

                                                      Federated Insurance Series



[LOGO OF FEDERATED INVESTORS]                ___________________________________

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month period from January 1, 1996, through December 31, 1996. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and its financial statements.

To help your money pursue an attractive level of income, the fund invests primarily in short-to-intermediate-term U.S. government mortgage-backed securities and U.S. Treasury notes and U.S. agency debentures.

During the reporting period, stronger economic growth forced interest rates to rise, which combined with mixed economic signals to cause a high degree of volatility in the bond market. In this environment, Federated Fund for U.S. Government Securities II produced a net total return of 4.20% versus a 5-year U.S. Treasury return of 2.32%.* Consistent with its objective of providing current income, the fund paid a strong dividend stream that totaled $0.57 per share, in addition to capital gains of $0.04 per share. On December 31, 1996, total net assets reached $34.9 million -- a significant increase over the $12.3 million in total net assets at the beginning of the reporting period.

Thank you for pursuing income opportunities through Federated Fund for U.S. Government Securities II. We will continue to keep you up to date on your progress. Your comments and suggestions are always welcome.

Sincerely,

/S/ J. Christopher Donahue
J. Christopher Donahue
President
February 15, 1997

* Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series, provides shareholders a professionally managed portfolio of U.S. government securities. The fund is managed for specific maturity levels according to management's assumptions on market risk and volatility. Current investment strategy emphasizes a diversified range of mortgage securities with coupons averaging 7.53% and a weighted average effective duration of 4.1 years.

The U.S. Treasury market in 1996 offered lackluster returns to investors versus 1995's awesome returns and played second fiddle to the stellar gains in the equity market. Shorter duration U.S. Treasuries posted slightly positive returns, while the longer end of the curve produced negative returns. The theme throughout 1996 was a trading range environment, amidst swift and sharp market movements based on shifting Federal Reserve Board expectations. Given this environment, the mortgage-backed securities sector was the best performing fixed income sector during 1996. On a total rate of return basis for the year, mortgages outperformed their Treasury counterparts by over 200 basis points. The fundamentals and technicals in the mortgage market were attractive for most of 1996 with relatively benign prepayment rates.

During this time period, the fund focused on purchases of discount and current 15- and 30-year mortgage securities. The fund also continued to hold a core position in U.S. Treasuries and agency debentures. These securities have been added for call protection as well as capital gain potential. This strategy provided the fund, for the fiscal year ended December 31, 1996, a net total rate of return of 4.20% versus a blend of the Lehman Government and Mortgage Indices* return of 4.50%.

Overall, our view on the mortgage market is one of fair value when viewed from an historical perspective. However, the tight spreads in other fixed income markets combined with the general desire for higher yields portrays a favorable outlook for the mortgage market moving into 1997.

As of December 31, 1996, total net assets were $34.9 million and the average 30-day SEC net yield was 5.96%** based upon the net asset value per share of $10.09.

* The Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed-rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, the index calculates total returns for 1 month, 3-month and 12-month, and 10-year periods, and year-to-date. The Lehman Brothers Government/Corporate (Long-Term) Index is composed of the same types of issues as defined above. However, the average maturity of the bonds included in this index approximates 22 years. The Lehman Brothers Mortgage-Backed Securities Index includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Corporation (FNMA). Graduated payment mortgages
     (GPMs) and balloons are included in the index. These indices are unmanaged. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information does not reflect the charges and expenses of a variable annuity or variable life insurance contract.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
-------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN THE FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

The graph below illustrates the hypothetical investment of $10,000 in the Federated Fund for U.S. Securities II (the "Fund") from March 28, 1994 (start of performance) to December 31, 1996 compared to the Lehman Brothers 5-Year Treasury Bellwether Index (LB5TB)+ and the Lipper U.S. Mortgage Funds Average (LUSMFA).++

Graphic representation omitted; see Appendix C

          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1996
           1 Year....................................................4.20%
           Start of Performance (3/28/94)............................5.62%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5TB and LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + The LB5TB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II PORTFOLIO OF INVESTMENTS PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                                 VALUE
-----------    --------------------------------------------------------------------------------    ------------
INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--15.9%
-----------------------------------------------------------------------------------------------    ------------
$  900,000     Federal Farm Credit Bank, 9.00%, 3/7/2000                                           $    973,863
               --------------------------------------------------------------------------------
 1,000,000     Federal Farm Credit Bank, 8.65%, 10/1/1999                                             1,064,800
               --------------------------------------------------------------------------------
 1,000,000     Federal Home Loan Bank, 6.83%, 7/17/2001                                               1,021,530
               --------------------------------------------------------------------------------
 2,500,000     Federal Home Loan Bank, 5.94%, 4/30/1998                                               2,508,400
               --------------------------------------------------------------------------------    ------------
                    TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT
                    OBLIGATIONS (IDENTIFIED COST $5,521,084)                                          5,568,593
               --------------------------------------------------------------------------------    ------------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--62.1%
-----------------------------------------------------------------------------------------------
 8,606,915     Federal Home Loan Mortgage Corp., 6.00%-9.00%, 9/1/2010-7/1/2026                       8,604,005
               --------------------------------------------------------------------------------
 5,726,305     Federal National Mortgage Association, 6.50%-8.00%, 8/1/2011-8/1/2026                  5,644,353
               --------------------------------------------------------------------------------
 7,277,516     Government National Mortgage Association, 6.50%-11.00%,
               9/15/2015-8/15/2026                                                                    7,466,900
               --------------------------------------------------------------------------------    ------------
                  TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS
                  (IDENTIFIED COST $21,643,589)                                                      21,715,258
               --------------------------------------------------------------------------------    ------------
U.S. TREASURY OBLIGATIONS--19.0%
-----------------------------------------------------------------------------------------------
   690,000     U.S. Treasury Bonds, 11.25%, 2/15/2015                                                 1,019,247
               --------------------------------------------------------------------------------
 1,320,000     U.S. Treasury Bonds, 9.25%, 2/15/2016                                                  1,675,766
               --------------------------------------------------------------------------------
   900,000     U.S. Treasury Notes, 7.50%, 5/15/2002                                                    951,903
               --------------------------------------------------------------------------------
 1,000,000     U.S. Treasury Notes, 7.25%, 8/15/2004                                                  1,051,690
               --------------------------------------------------------------------------------
 1,000,000     U.S. Treasury Notes, 5.75%, 8/15/2003                                                    969,360
               --------------------------------------------------------------------------------
 1,000,000     U.S. Treasury Notes, 5.00%, 2/15/1999                                                    982,330
               --------------------------------------------------------------------------------    ------------
                 TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $6,571,330)                         6,650,296
               --------------------------------------------------------------------------------    ------------
(A)REPURCHASE AGREEMENT--2.0%
-----------------------------------------------------------------------------------------------
   715,000     BT Securities Corp., 6.90%, dated 12/31/1996, due 1/2/1997
               (AT AMORTIZED COST)                                                                      715,000
               --------------------------------------------------------------------------------    ------------
                  TOTAL INVESTMENTS (IDENTIFIED COST $34,451,003)(B)                               $ 34,649,147
               --------------------------------------------------------------------------------    ============

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreements is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $34,451,003. The net unrealized appreciation of investments on a federal tax basis amounts to $198,144 which is comprised of $311,993 appreciation and $113,849 depreciation at December 31, 1996.

Note: The categories of investments are shown as a percentage of net assets ($34,964,547) at December 31, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
-------------------------------------------------------------------------------

ASSETS:
------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified and tax cost $34,451,003)                    $ 34,649,147
------------------------------------------------------------------------------------------------
Income receivable                                                                                       401,755
------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                              208,424
------------------------------------------------------------------------------------------------   ------------
  Total assets                                                                                       35,259,326
------------------------------------------------------------------------------------------------
LIABILITIES:
----------------------------------------------------------------------------------
Payable for shares redeemed                                                            $ 265,901
----------------------------------------------------------------------------------
Capital gain distribution payable                                                            403
----------------------------------------------------------------------------------
Payable to Bank                                                                           13,124
----------------------------------------------------------------------------------
Accrued expenses                                                                          15,351
----------------------------------------------------------------------------------     ---------
  Total liabilities                                                                                     294,779
------------------------------------------------------------------------------------------------   ------------
Net Assets for 3,466,312 shares outstanding                                                        $ 34,964,547
------------------------------------------------------------------------------------------------   ============
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------
Paid in capital                                                                                    $ 34,827,248
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                              198,144
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                           (129,895)
------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      69,050
------------------------------------------------------------------------------------------------   ------------
  Total Net Assets                                                                                 $ 34,964,547
------------------------------------------------------------------------------------------------   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
------------------------------------------------------------------------------------------------
$34,964,547 / 3,466,312 shares outstanding                                                               $10.09
------------------------------------------------------------------------------------------------   ============

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
---------------------------------------------------------------------------------------------------------------
Interest (net of dollar roll expense of $28,615)                                                   $1,599,538
------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------
Investment advisory fee                                                              $  141,092
---------------------------------------------------------------------------------
Administrative personnel and services fee                                               125,000
---------------------------------------------------------------------------------
Custodian fees                                                                           22,574
---------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                 17,199
---------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                 2,234
---------------------------------------------------------------------------------
Auditing fees                                                                             7,000
---------------------------------------------------------------------------------
Legal fees                                                                                2,805
---------------------------------------------------------------------------------
Portfolio accounting fees                                                                49,022
---------------------------------------------------------------------------------
Share registration costs                                                                  7,068
---------------------------------------------------------------------------------
Printing and postage                                                                     35,599
---------------------------------------------------------------------------------
Insurance premiums                                                                        2,766
---------------------------------------------------------------------------------
Miscellaneous                                                                            14,741
---------------------------------------------------------------------------------    ----------
  Total expenses                                                                        427,100
---------------------------------------------------------------------------------
Waivers and reimbursements --
-------------------------------------------------------------------
  Waiver of investment advisory fee                                  $ (141,092)
-------------------------------------------------------------------
  Reimbursement of other operating expenses                             (96,851)
-------------------------------------------------------------------  ----------
    Total waivers and reimbursements                                                   (237,943)
-------------------------------------------------------------------------------       ---------
      Net expenses                                                                                    189,157
------------------------------------------------------------------------------------------------   ----------
        Net investment income                                                                       1,410,381
------------------------------------------------------------------------------------------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                     (129,895)
------------------------------------------------------------------------------------------------   ----------
Net change in unrealized appreciation of investments                                                   21,469
------------------------------------------------------------------------------------------------   ----------
  Net realized and unrealized loss on investments                                                    (108,426)
------------------------------------------------------------------------------------------------   ----------
     Change in net assets resulting from operations                                                $1,301,955
                                                                                                   ==========

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           YEAR ENDED
                                                                                                           DECEMBER 31,
                                                                                                    --------------------------
                                                                                                       1996           1995
                                                                                                    ----------      ----------
 INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------------------
 OPERATIONS --
------------------------------------------------------------------------------------------------
 Net investment income                                                                              $  1,410,381   $    304,371
------------------------------------------------------------------------------------------------
 Net realized gain (loss) on investments ($129,895 net loss and
 $68,245 net gain respectively, as  computed for federal tax purposes)                                  (129,895)        68,245
------------------------------------------------------------------------------------------------
 Net change in unrealized  appreciation (depreciation)                                                    21,469        176,675
------------------------------------------------------------------------------------------------    ------------   ------------
   Change in net assets resulting from operations                                                      1,301,955        549,291
------------------------------------------------------------------------------------------------    ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS --
------------------------------------------------------------------------------------------------
 Distributions from net investment income                                                             (1,344,598)      (301,104)
------------------------------------------------------------------------------------------------
 Distributions from net realized gains                                                                   (68,239)          --
------------------------------------------------------------------------------------------------    ------------   ------------
  Change in net assets resulting from distributions to shareholders                                   (1,412,837)      (301,104)
------------------------------------------------------------------------------------------------    ------------   ------------
 SHARE TRANSACTIONS --
------------------------------------------------------------------------------------------------
 Proceeds from sale of shares                                                                         36,293,161     13,444,158
------------------------------------------------------------------------------------------------
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                                                1,406,120        292,129
------------------------------------------------------------------------------------------------
 Cost of shares redeemed                                                                             (14,888,081)    (2,964,009)
------------------------------------------------------------------------------------------------    ------------   ------------
   Change in net assets resulting from share transactions                                             22,811,200     10,772,278
------------------------------------------------------------------------------------------------
      Change in net assets                                                                            22,700,318     11,020,465
------------------------------------------------------------------------------------------------
 NET ASSETS:
------------------------------------------------------------------------------------------------
 Beginning of period                                                                                  12,264,229      1,243,764
------------------------------------------------------------------------------------------------    ------------   ------------
 End of period (including  undistributed net investment income of
 $69,050 and $3,267, respectively)                                                                  $ 34,964,547   $ 12,264,229
================================================================================================    ============   ============

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                       ---------------------------------
                                                                                         1996        1995        1994(A)
                                                                                       --------    --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $ 10.29     $  9.99      $   9.99
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------
  Net investment income                                                                   0.59        0.54          0.27
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 (0.18)       0.30          --
-----------------------------------------------------------------------------------    -------     -------      --------
  Total from investment operations                                                        0.41        0.84          0.27
-----------------------------------------------------------------------------------    -------     -------      --------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------
  Distributions from net investment income                                               (0.57)      (0.54)        (0.27)
-----------------------------------------------------------------------------------
  Distributions from net realized gain on investments                                    (0.04)        --            --
-----------------------------------------------------------------------------------    -------     -------      --------
  Total distributions                                                                    (0.61)      (0.54)        (0.27)
-----------------------------------------------------------------------------------    -------     -------      --------
NET ASSET VALUE, END OF PERIOD                                                         $ 10.09     $ 10.29      $   9.99
-----------------------------------------------------------------------------------    =======     =======      ========
TOTAL RETURN(B)                                                                           4.20%       8.77%         2.62%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------
  Expenses                                                                                0.80%       0.80%         0.48%*
-----------------------------------------------------------------------------------
  Net investment income                                                                   6.00%       6.00%         3.99%*
-----------------------------------------------------------------------------------
  Expense waiver/reimbursement(c)                                                         1.01%       4.81%        32.83%*
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                              $34,965     $12,264      $  1,244
-----------------------------------------------------------------------------------
  Portfolio turnover                                                                        97%         65%            0%
-----------------------------------------------------------------------------------

  *  Computed on an annualized basis.

(a) Reflects operations for the period from March 29, 1994 (date of initial public investment) to December 31, 1994. For the period from December 8, 1993 (start of business), to March 28, 1994, net investment income was distributed to the Fund's adviser.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------

1.   ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

Effective April 15, 1996, the Board of Trustees ("Trustees") changed the name of the Trust from Insurance Management Series to Federated Insurance Series and the name of the Fund from U.S. Government Bond Fund to Federated Fund for U.S. Government Securities II.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
--------------------------------------------------------------------------------

     At December 31, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $129,895, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

     EXPIRATION YEAR     EXPIRATION AMOUNT
     ---------------     -----------------
          2004                $129,895

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DOLLAR ROLL TRANSACTIONS -- The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER -- Investment transactions are accounted for on the trade date.

3.   SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                   ---------------------
                                                                                      1996         1995
                                                                                   --------     --------
Shares sold                                                                        3,618,961   1,332,658
---------------------------------------------------------------------------

Shares issued to shareholders in payment of distributions declared                   140,342      28,952
---------------------------------------------------------------------------
Shares redeemed                                                                   (1,484,884)   (294,269)
---------------------------------------------------------------------------       ----------   ---------
  Net change resulting from share transactions                                     2,274,419   1,067,341
---------------------------------------------------------------------------       ==========   =========

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
--------------------------------------------------------------------------------

4.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets.

     The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

     ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

     TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

     PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

     ORGANIZATIONAL EXPENSES -- Organizational expenses of $51,572 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following effective date. For the period ended December 31, 1996, the Fund paid $10,314 pursuant to this agreement.

     GENERAL -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.   INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended December 31, 1996, were as follows:


PURCHASES                                                            $47,059,314
-------------------------------------------------------------------  ===========
SALES                                                                $21,895,093
-------------------------------------------------------------------  ===========

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

     To the Board of Trustees of the Federated Insurance Series and Shareholders of FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S. Government Securities II, (a portfolio of the Federated Insurance Series) as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP

     Pittsburgh, Pennsylvania
     February 7, 1997

TRUSTEES                   OFFICERS
--------------------------------------------------------------------------------
John F. Donahue            John F. Donahue
Thomas G. Bigley            Chairman

John T. Conroy, Jr.        J. Christopher Donahue
William J. Copeland         President

J. Christopher Donahue     Edward C. Gonzales
James E. Dowd          .    Executive Vice President

Lawrence D. Ellis, M.D .   John W. McGonigle
Edward L. Flaherty, Jr      Executive Vice President, Treasurer, and Secretary

Peter E. Madden            Richard B. Fisher
Gregor F. Meyer             Vice President

John E. Murray, Jr.        S. Elliott Cohan
Wesley W. Posvar            Assistant Secretary
Marjorie P. Smuts

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

                           [This Page Intentionally Left Blank]

            [LETTERHEAD OF FEDERATED UTILITY FUND II APPEARS HERE]

                                                      Federated Insurance Series



[LOGO OF FEDERATED INVESTORS]                ___________________________________

                                             ___________________________________

                                             ___________________________________

                                             ___________________________________

                                      Wanger Advisors Trust   1996 Annual Report





                                     WANGER

    Wanger Advisors Trust
    1996 Annual Report
    Contents

 1  Squirrel Chatter

 3  Funds at a Glance

 4  Performance Review
    Wanger U.S. Small Cap

 6  Performance Review
    Wanger International
    Small Cap

 8  Statement of Investments
    Wanger U.S. Small Cap

12  Statement of Investments
    Wanger International
    Small Cap

16  Portfolio Diversification
    Wanger International
    Small Cap

17  Statements of Assets
    and Liabilities

18  Statements of Operations

19  Statements of Changes in
    Net Assets

20  Financial Highlights
    Wanger U.S. Small Cap

21  Financial Highlights
    Wanger International
    Small Cap

22  Notes to Financial Statements

Wanger Asset Management, L.P., ("WAM") is one of the leading global small-cap equity managers in the U.S. with 26 years of small-cap investment experience. WAM manages over $5.4 billion in equities and is the investment adviser to Wanger U.S. Small Cap, Wanger International Small Cap, Acorn Fund, Acorn International and Acorn USA.

WAM uses a unique style of catching trends with small, attractively-priced niche companies. For more complete information about our funds including the Acorn Funds, fees and expenses, call WAM Brokerage Services, L.L.C., distributor, at 1-800-5WANGER for a prospectus. Read it carefully before you invest or send money.

                                    Wanger
[LOGO]                                [9]6

                                       Wanger Advisors Trust  1996 Annual Report
--------------------------------------------------------------------------------
[LOGO] SQUIRREL CHATTER


Ralph Wanger is the President of Wanger Asset Management, L.P., and the portfolio manager of Wanger Advisors Trust and Acorn Investment Trust. Mr. Wanger has been featured in Forbes, Money, The Wall Street Journal, Newsweek and Barron's. Mr. Wanger was also featured in Bill Griffeth's 1994 book, The Mutual Fund Masters. In a USA Today national survey, professional money managers were asked to name their favorite investment professional. Wanger was voted #1.

     A Zebra in Lion Country, by Ralph Wanger, is due out in bookstores in March. Published by Simon & Schuster, this book is a witty survival guide to investing. It also features some of Wanger's letters to Acorn Fund shareholders which investors have enjoyed reading over the years. An excerpt from this new book follows.

     Every bad idea starts from a good idea. We all know this from our own experience. We go to a party and have a glass of champagne. Good idea. We feel better, more relaxed. The party is now more interesting, the toasts more lively, the girls prettier, the dancing more fun. So we have a second glass of champagne. Another good idea.

The jokes now have gone from humorous to hilarious, the people you're meeting are the most interesting and glamorous you've ever known, and the dancing is wild and you've never been better at it. But after the third glass, and the fourth... well, what started as a good idea turns into a very bad idea, with your head already beginning to pound from a headache you know will terminate in a humdinger of a hangover.

     It happens all the time in the stock market. Technology stocks have been the rage for a long time, albeit with some periods of "consolidation." The boom started with a very good idea. American technology leads the world. Personal computers and the software to run them, and other electronic and communications devices, have become inexpensive and relatively easy to use, and we all buy them. Companies like Microsoft, Motorola, Intel are well-run--indeed fabulous-- companies. All this is correct, a great investment idea. The people who were in early have made a lot of money.

     But as the party lengthens, the stocks get taken over by people who don't particularly understand what's happening; they are just playing a trend.

                                                                     (continued)

                                       Wanger Advisors Trust  1996 Annual Report
--------------------------------------------------------------------------------
[LOGO] SQUIRREL CHATTER (continued)


New companies are invented to meet their demands. The securities industry, you know, is not a service industry. It is a manufacturing industry. If you want a stock, Wall Street will make it for you. Any business, any kind you want. Recently, the Internet being the rage, the investment bankers have worked overtime creating a stream of IPOs to meet the demand. And people love them, to judge by their P/Es, some of which have soared into the triple-digit stratosphere.

     Remember back in the early '80's when the hard disk drive for computers was invented? It was an important, crucial invention, and investors were eager to be part of this technology. More than 70 disk drive companies were formed and their stocks were sold to the public. Each company had to get 20 percent of the market share to survive. For some reason, they didn't all do it.

Anything can get overdone. In the financial world, things get taken to extremes all the time, like the tulip scandal of 1637. That started with a good idea. The tulip was a terrific invention. The flower had not previously been seen in Europe, and it was a great hit, and new varieties and colors increased its popularity. There was nothing wrong with the idea. But after a few years people started selling tulip bulbs for hundreds of thousands of dollars a piece, if they were of a rare variety, and a good idea went to speculative madness.

     The tulip was a good idea, disk drives were a good idea, the Internet is a good idea. They have to be good ideas or they would not become widely popular. Come up with a concept that's patently silly or harmful and people won't want it. So, only a good idea can become so popular that it becomes a bad idea.


                     [PHOTO OF RALPH WANGER APPEARS HERE]

                            Ralph Wanger, President

                                       Wanger Advisors Trust  1996 Annual Report
--------------------------------------------------------------------------------
FUNDS AT A GLANCE


--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP
RESULTS TO DECEMBER 31, 1996

                                   4th Quarter              Last 12 months
Wanger U.S. Small Cap                      7.7%                       46.6%
Russell 2000                               5.2%                       16.5%
S&P MidCap 400                             6.1%                       19.2%
S&P 500                                    8.3%                       23.0%
Dow-Jones                                 10.2%                       28.9%
966 Variable Insurance
 Funds Average                                                        13.4%

NET ASSET VALUE PER SHARE AS OF 12/31/96: $16.97

The Russell 2000 is formed by taking 3,000 companies and then eliminating the largest 1,000 leaving a good small company index. The S&P MidCap 400 is a market value-weighted index of 400 stocks that are in the next tier down from the S&P
500. The S&P 500 is a broad market-weighted average, still blue chip dominated. The Dow Jones Industrial Average includes 30 large companies. The Lipper Variable Funds average includes both funds. All indices are unmanaged and include reinvested dividends.

--------------------------------------------------------------------------------

WANGER INTERNATIONAL SMALL CAP
RESULTS TO DECEMBER 31, 1996

                                        4th Quarter   Last 12 months
Wanger Int'l Small Cap                          4.3%            32.0%
EAFE                                            1.6%             6.1%
Lipper International Small Co.                  2.8%            13.3%
 Funds Average
Lipper International Fund Index                 5.2%            14.4%
966 Variable Insurance
 Funds Average                                                  13.4%
71 International Variable Insurance
 Funds Average                                                  14.9%

NET ASSET VALUE PER SHARE AS OF 12/31/96: $17.71

EAFE is Morgan Stanley's Europe, Australia and Far East Index, an index of companies throughout the world in proportion to world market capitalization, excluding the U.S. and Canada. The Lipper International Small Company Funds Average is comprised of 12 small company international funds. The Lipper International Fund Index is an equal-weighted index of the 30 largest international funds. The Lipper Variable Funds average include both funds; the International Average includes Wanger Int'l Small Cap. All indices are unmanaged and include reinvested dividends.

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/96

Energy/Minerals                                        23.9%
Information                                            17.9%
Industrial Goods/Services                              14.4%
Finance                                                14.0%
Health Care                                            13.2%

--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP TOP 5 COUNTRIES
As a % of net assets, as of 12/31/96

United Kingdom                                         16.1%
Japan                                                  14.6%
Sweden                                                  7.6%
Singapore                                               5.8%
Australia                                               5.5%

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP TOP 10 HOLDINGS

CalEnergy                     4.9 %      Respironics                   2.8 %
Power Plants                             Sleep Apnea Products

Tesoro Petroleum              3.8 %      Wackenhut                     2.7%
Oil Refinery/Gas Reserves                Prison Management

NGC                           3.8%       Atwood Oceanics               2.6%
Gas Processing/Marketing                 Offshore Drilling

Lincare Holdings              3.6 %      Coast Savings                 2.4%
Home Health Care Services                California Savings/Loan

Seagull Energy                3.6 %      Kronos                        2.4 %
Oil/Gas Producer                         Time Accounting
                                         Software & Clocks

--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP TOP 10 HOLDINGS

TT Tieto                      3.4%            Oriflame International        2.0%
Computer Services/                            Natural Cosmetics
Consulting--Finland                           United Kingdom

Tyndall                       2.9%            Kempen                        2.0%
Money Management/                             Stock Brokerage/Investment
Insurance--Australia                          Management--Netherlands

Genting International         2.8%            Grupo Radio Centro            1.9%
Cruise Line--Singapore                        Radio Broadcasting/
                                              Networks Mexico
Getinge Industrier            2.3%
Sterilization & Disinfection                  International Container       1.9%
Equipment--Sweden                             Terminal Services
                                              Container Handling Terminals
Medeva                        2.1%            & Port Management--Philippines
Pharmaceuticals
United Kingdom                                Premier Oil                   1.8%
                                              Oil/Gas Producer
                                              United Kingdom

--------------------------------------------------------------------------------
The funds' top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statements of Investments for complete lists of the funds's holdings, including those described under "Performance Review."

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP PERFORMANCE REVIEW


Wanger U.S. Small Cap had a career year in 1996. One number says it all: +46.6%. Your Fund's 46.6% return was the third best of all 966 variable insurance funds in the U.S. tracked by Lipper Analytical Services, Inc. This ranking is based on the one year total return ending 12/31/96. In other words, we ranked in the top 0.3% of our class. That's summa summa cum laude material.

At the head of our own class were our oil and gas stocks. We accumulated an outsized energy position in the first half of the year, buying up bustling companies like NGC Corp. (natural gas brokerage), Atwood Oceanics (deep-sea drilling rigs), Seagull Energy and United Meridian (oil & gas explorers) on the cheap. Ten-gallon hats off to Jason Selch, our resident oilman, for tapping into those gusher stocks.

Small-cap investing was at a handicap last year. Small-cap indices like the Russell 2000 (+ 16.5%) lagged behind the S&P 500's 23% return as mutual fund managers poured their record cash inflows into the most liquid large-cap stocks.

The popularity of index investing and the revival of the Nifty Fifty were both signs of the market's big-cap fetish. We produced our own nifty returns without the benefit of bigness. We jumped into energy stocks early in the year when the stocks were slow to follow the price of oil's lead. And we stayed clear of the fancy-multiple high-tech stocks that soared in the first quarter, but littered the new lows list soon after.

Our other big winners were a multi-industrial group. Technology was represented by ACT Manufacturing, an electronics assembler with a bulging backlog of new customers. Health care winner was Steris, a sterilization equipment company recovering from acquisition indigestion. Our growth utility (no oxymoron) CalEnergy was buoyed by its recent acquisition of a UK electric company. And our best banker was Texas Regional, the grandest bank in the Rio Grande Valley.

Small-cap investing can be volatile and 1996 will be a hard act to follow. Our team of analysts will continue to work hard to reward the confidence you've shown in us.


--------------------------------------------------------------------------------
FUND FACTS

THE U.S. STOCK MARKET WAS RED HOT AND THE LARGE COMPANY INDEXES, LIKE THE S&P 500 AND THE DOW JONES INDUSTRIAL AVERAGE, ENJOYED ANOTHER BANNER YEAR. REMEMBER, THE S&P 500 IS A BROAD MARKET-WEIGHTED, BLUE-CHIP DOMINATED INDEX AND THE DOW JONES IS MADE UP OF THE 30 LARGEST U.S. COMPANIES' RETURNS. MOST WANGER U.S. SMALL CAP COMPANIES ARE NOT FOUND IN THE S&P 500 OR THE DOW; RATHER, THE FUND PRIMARILY INVESTS IN SMALL AND MID-SIZE COMPANIES IN THE U.S.

                                      Wanger Advisors Trust   1996 Annual Report
--------------------------------------------------------------------------------
[LOGO]  WANGER U.S. SMALL CAP                    RESULTS TO DECEMBER 31, 1996


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN     TOTAL RETURN FOR EACH PERIOD
WANGER U.S. SMALL CAP                    MAY 3, 1995 THROUGH DECEMBER 31, 1996


Wanger U.S. Small Cap
$17,004

Russell 2000
$13,756

[GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3, 1995 (the date the Fund began operations) with the Russell 2000 with dividends reinvested. Past performances does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

                                      AVERAGE ANNUAL TOTAL RETURN
                                      1 year: 46.6%   Life: 37.4%

                                      Wanger Advisors Trust   1996 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP PERFORMANCE REVIEW


Wanger International Small Cap had a spectacular year in 1996. Our total return for the year was 32%. Lipper Analytical Services, Inc. tracks 966 variable insurance mutual funds; our total return for 1996 ranked us #16, in the top 2%. We are one of 71 international variable insurance mutual funds; we were #2 in the international arena. Our return was more than double that of the average of our competitors.

How did we do it? Market conditions were mixed with the most commonly used international stock index, EAFE, up only 6% for the year. That we were able to produce a return over five times as large was in part achieved by underweighting Japanese stocks (the Jasdaq index of smaller Japanese companies was down almost 14% in 1996, on top of which the Japanese Yen declined about 11%) and overweighting European stocks (a number of European stock markets were up over 20% and most of their currencies declined less than the Yen).

A second important factor which helped us to outperform was our exposure to energy and technology stocks. The former sector took off along with the price of oil, and the latter benefited from the current profit growth wave in the industry, along with newfound interest by U.S. institutions tired of paying sky high prices for domestic technology stocks.

Finally, our bottom up, research driven approach to stock picking paid off with our analysts by and large outperforming their respective countries and sectors in 1996.

For example, our aforementioned energy portfolio benefited from the skill and enthusiasm brought to bear by our intrepid Jason Selch, whose stocks in the fund rose an incredible 176% in 1996.

How much risk did we take? Recall that in the investing world, risk is usually measured by the degree to which prices bounce up and down. We all know that by this measure cash is the best behaved (least volatile) asset, followed by short-term bonds, then long-term bonds, blue chip stocks, and finally smaller company stocks. Where does your Fund fit in in 1996? This might surprise you, but our weekly volatility during 1996 was somewhere between long-term bonds and blue chip stocks, even though the Fund invests in smaller company stocks and even though individual foreign markets can be quite volatile (1).

Your Fund enjoyed lower volatility in 1996 than the blue chips because of its high level of diversification across countries (over 25) and industries (more than 20). To illustrate, our top five performers in 1996 included the Finnish computer consultant TT Tieto, Canadian oil service company Shaw, Dutch mutual fund manager Kempen, Argentine steel producer Siderca, and Australian life insurer Tyndall.

We like these stocks because they have high management ownership, low or no research coverage by brokerage analysts, and above average returns on equity. Our globe trotting team of security analysts is already at work trying to uncover more niche companies to add to your portfolio in 1997!!

--------------------------------------------------------------------------------

(1) We calculated the weekly volatility (technically the standard deviation of the weekly returns) in 1996 for each of these asset classes and observed the following:

Cash                                                         0%
Bonds (Lipper U.S. Government Bond Index)                  0.8%
Wanger International Small Cap                             1.1%
Blue chip stocks (S&P 500 Index)                           1.7%
Small company stocks (NASDAQ Composite Index)              2.0%

Volatility or variability in expected return is one measure of risk. Higher numbers indicate greater volatility. The information shown represents relative volatility over past periods and does not necessarily indicate relative future volatility.

                                      Wanger Advisors Trust   1996 Annual Report
--------------------------------------------------------------------------------
[LOGO] WANGER INTERNATIONAL SMALL CAP     RESULTS TO DECEMBER 31, 1996


--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN      TOTAL RETURN FOR EACH PERIOD
WANGER INTERNATIONAL SMALL CAP            MAY 3, 1995 THROUGH DECEMBER 31, 1996


[WANGER INTERNATIONAL SMALL CAP GRAPH APPEARS HERE]

________________________________________________________________________________
This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3, 1995 (the date the Fund began operations) with Morgan Stanley's Europe, Australia and Far East Index (EAFE). Past performances does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.



                                   AVERAGE ANNUAL TOTAL RETURN
                                   1 year: 32.0%   Life: 41.0%

                                      Wanger Advisors Trust   1996 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                 STATEMENT OF INVESTMENTS DECEMBER 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares
             COMMON STOCKS AND OTHER EQUITY-LIKE
             SECURITIES--90.3%

             INFORMATION--17.9%
--------------------------------------------------------------------------------
             BROADCASTING/CATV--1.9%

  100,000    C-Tec(b)                                                $ 2,425,000
             Cable TV/Local Telephone

--------------------------------------------------------------------------------
             PROGRAMMING FOR CATV/TV/SATELLITES--6.4%

  113,400    Data Transmission (b)                                     2,523,150
             Data Services for Farmers

   88,000    Tele-Communications,
             Liberty Media Group (b)                                   2,513,500
             Cable TV Programming

   70,000    Gaylord Entertainment                                     1,601,250
             Cable TV Programming

   58,000    International Family Entertainment (b)                      899,000
             Cable TV Programming

   42,000    United Video Satellite (b)                                  735,000
             Cable TV Programming
--------------------------------------------------------------------------------
             TOTAL                                                     8,271,900

--------------------------------------------------------------------------------
             MOBILE COMMUNICATIONS--1.9%

  112,500    COMARCO (b)                                               2,053,125
             Wireless Network Testing

   40,000    Palmer Wireless (b)                                         420,000
             Cellular Phone Services
--------------------------------------------------------------------------------
             TOTAL                                                     2,473,125
--------------------------------------------------------------------------------
             COMPUTER SOFTWARE/SERVICES--4.2%

  103,600    CACI International, CI.A (b)                              2,175,600
             Computer Software Systems

   46,600    Analysts International                                    1,316,450
             Contract Programming

   80,000    Simulation Sciences (b)                                   1,190,000
             Process Control Software

   14,000    Compuware (b)                                               701,750
             Computer Services & Software
--------------------------------------------------------------------------------
             TOTAL                                                     5,383,800

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  DECEMBER 31, 1996

Number                                                                     Value
of Shares
             COMPUTER SYSTEMS--1.1%

   55,400    ACT Manufacturing (b)                                   $ 1,461,175
             Contract Manufacturing

--------------------------------------------------------------------------------
             COMPONENTS/PERIPHERALS--2.4%

   96,000    Kronos (b)                                                3,072,000
             Time Accounting Software & Clocks

--------------------------------------------------------------------------------
             INFORMATION TOTAL                                        23,087,000

             HEALTHCARE--13.2%
--------------------------------------------------------------------------------
             BIOTECHNOLOGY/DRUG DELIVERY--1.4%

   40,000    Watson Pharmaceuticals (b)                                1,797,500
             Generic Pharmaceuticals

--------------------------------------------------------------------------------
             MEDICAL EQUIPMENT--7.1%

  210,000    Respironics (b)                                           3,648,750
             Sleep Apnea Products

   59,100    Steris (b)                                                2,570,850
             Sterilization Equipment

   76,000    Invacare                                                  2,090,000
             Wheelchairs, Patient Aids & Beds

   70,000    Kinetic Concepts                                            857,500
             Hospital Beds
--------------------------------------------------------------------------------
             TOTAL                                                     9,167,100

--------------------------------------------------------------------------------
             SERVICES--4.7%

  114,000    Lincare Holdings (b)                                      4,674,000
             Home Health Care Services

  100,800    United Payors & Providers (b)                             1,386,000
             Medical Claims Repricing
--------------------------------------------------------------------------------
             TOTAL                                                     6,060,000

--------------------------------------------------------------------------------
             Health Care Total                                        17,024,600

See accompanying notes to financial statements.

                                      Wanger Advisors Trust   1996 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                STATEMENT OF INVESTMENTS  DECEMBER 31, 1996


--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             CONSUMER GOODS/SERVICES--6.9%
--------------------------------------------------------------------------------

             RETAIL--3.1%

  322,900    Host Mariott Services (b)                               $ 2,946,463
             Runs Airport Restaurants

   30,000    Borders Group (b)                                         1,076,250
             Bookstores
--------------------------------------------------------------------------------
             Total                                                     4,022,713

--------------------------------------------------------------------------------
             ENTERTAINMENT/LEISURE--1.4%
   63,000    Showboat                                                  1,086,750
             Casino/Hotels

   42,000    Rio Hotel & Casino (b)                                      614,250
             Casino/Hotel

   60,000    Monarch Casino & Resort (b)                                 120,000
             Casino/Hotel
--------------------------------------------------------------------------------
             TOTAL                                                     1,821,000

--------------------------------------------------------------------------------
             FOOD--0.4%
   70,000    Shoney's (b)                                                490,000
             Restaurants

--------------------------------------------------------------------------------
             MANUFACTURERS--2.0%
  163,500    Rawlings (b)                                              1,635,000
             Baseball Equipment

   28,000    Newell                                                      882,000
             Household Goods
--------------------------------------------------------------------------------
             TOTAL                                                     2,517,000

--------------------------------------------------------------------------------
             CONSUMER GOODS/SERVICES TOTAL                             8,850,713

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             Finance--14.0%
--------------------------------------------------------------------------------
             BANKS/SAVINGS & LOANS--7.4%
   84,000    Coast Savings (b)                                         3,076,500
             California Savings & Loan

   60,000    Texas Regional Bancshares                                 2,040,000
             TexMex Bank

   56,000    Peoples Bank Bridgeport                                   1,617,000
             Consumer Finance

  106,000    Imperial Thrift & Loan (b)                                1,590,000
             California Thrift

   80,000    Commonwealth Bancorp                                      1,200,000
             Pennsylvania Savings & Loan
--------------------------------------------------------------------------------
             TOTAL                                                     9,523,500

--------------------------------------------------------------------------------
             INSURANCE--1.6%
   64,000    Penn Treaty American (b)                                  1,664,000
             Nursing Home Equipment

   17,000    Leucadia National                                           454,750
             Insurance Holding Company
--------------------------------------------------------------------------------
             TOTAL                                                     2,118,750

--------------------------------------------------------------------------------
             MONEY MANAGEMENT--2.7%
  125,000    Baker Fentress                                            2,109,375
             Closed-End Investment Company

   63,000    SEI                                                       1,401,750
             Mutual Fund Distributor
--------------------------------------------------------------------------------
             TOTAL                                                     3,511,125

--------------------------------------------------------------------------------
             CREDIT CARDS--1.1%
   31,000    National Data                                             1,348,500
             Credit Card & Medical Claims Processor

--------------------------------------------------------------------------------
             OTHER--1.2%
   86,500    Jayhawk (b)                                                 973,125
             Used Auto Finance

   28,000    Americredit (b)                                             574,000
             Used Auto Finance
--------------------------------------------------------------------------------
             TOTAL                                                     1,547,125

--------------------------------------------------------------------------------
             FINANCE TOTAL                                            18,049,000

See accompanying notes to financial statements

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                STATEMENT OF INVESTMENTS  DECEMBER 31, 1996


-----------------------------------------------------------------------------------
Number                                                                     Value
of Shares
             INDUSTRIAL GOODS/SERVICES--14.4%
----------------------------------------------------------------------------------
             MACHINERY--0.4%

 30,500      Farr (b)                                                   $507,062
             Filters

----------------------------------------------------------------------------------
             STEEL--5.5%

135,900      Atchison Casting (b)                                      2,446,200
             Steel Foundries

 91,000      Worthington Industries                                    1,649,375
             Steel Processing

 56,000      Gibraltar Steel (b)                                       1,470,000
             Steel Processing

105,000      Universal Stainless (b)                                     918,750
             Semi-finished Stainless Steel Producer

 35,300      Steel Dynamics (b)                                          675,113
             Steel Mini-Mill
----------------------------------------------------------------------------------
             TOTAL                                                     7,159,438

----------------------------------------------------------------------------------
             INDUSTRIAL SUPPLIERS--3.2%

 92,000      Applied Industrial Technologies                           2,564,500
             Distribution of Industrial Components

 75,000      Lilly Industries, Cl. A                                   1,368,750
             Industrial Coatings

 10,500      Aftermarket Technology (b)                                  181,125
             Auto Transmission Remanufacturer
----------------------------------------------------------------------------------
             TOTAL                                                     4,114,375

----------------------------------------------------------------------------------
             SERVICES--5.3%

230,600      Wackenhut, Cl. B                                          3,516,650
             Prison Management

100,000      World Color Press (b)                                     1,925,000
             Printing

 50,000      Hub Group (b)                                             1,337,500
             Freight Forwarder
----------------------------------------------------------------------------------
             TOTAL                                                     6,779,150

----------------------------------------------------------------------------------
             INDUSTRIAL GOODS/SERVICES TOTAL                          18,560,025
----------------------------------------------------------------------------------
Number                                                                     Value
of Shares
             ENERGY/MINERALS--23.9%
----------------------------------------------------------------------------------
             INDEPENDENT POWER--6.1%

189,000      CalEnergy (b)                                            $6,355,125
             Power Plants

 19,000      AES Corporation (b)                                         883,500
             Power Plants

 38,500      Thermo Ecotek (b)                                           587,125
             Biomass Operator
----------------------------------------------------------------------------------
             TOTAL                                                     7,825,750

----------------------------------------------------------------------------------
             OIL/GAS PRODUCERS--8.6%

352,000      Tesoro Petroleum (b)                                      4,928,000
             Oil Refinery/Gas Reserves

209,000      Seagull Energy (b)                                        4,598,000
             Oil & Gas Producer

 22,000      United Meridian (b)                                       1,138,500
             Oil & Gas Producer

100,000      Tipperary (b)                                               462,500
             Oil & Gas Producer
----------------------------------------------------------------------------------
             TOTAL                                                    11,127,000

----------------------------------------------------------------------------------
             DISTRIBUTION/MARKETING/REFINING--4.2%

210,000      NGC                                                       4,882,500
             Gas Processing/Marketing

 23,000      United Cities Natural Gas                                   517,500
             Natural Gas Utility
----------------------------------------------------------------------------------
             TOTAL                                                     5,400,000

----------------------------------------------------------------------------------
             OIL SERVICES--5.0%

 53,700      Atwood Oceanics (b)                                       3,409,950
             Offshore Drilling

145,000      GeoScience (b)                                            1,885,000
             Offshore Seismic Equipment

 53,000      J Ray McDermott (b)                                       1,166,000
             Offshore Construction
----------------------------------------------------------------------------------
             TOTAL                                                     6,460,950

----------------------------------------------------------------------------------
             ENERGY/MINERALS TOTAL                                    30,813,700

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP


------------------------------------------------------------------
Principal Amount                                            Value

TOTAL COMMON STOCKS AND OTHER
EQUITY-LIKE SECURITIES--90.3%                        $116,385,038
-----------------------------------------------------------------
(COST: $96,923,306)

SHORT-TERM OBLIGATION--7.5%                             9,690,000
$9,690,000 State Street Bank Repurchase
  Agreement 4.75% 01/02/97;
  12/31/96 Agreement Collateralized by U.S. Treasury Bonds
-----------------------------------------------------------------
(COST: $9,690,000)

TOTAL INVESTMENTS--97.8%                              126,075,038
-----------------------------------------------------------------
(COST: $106,613,306)

CASH AND OTHER ASSETS LESS LIABILITIES--2.2%            2,882,873
- ---------------------------------------------------------------

TOTAL NET ASSETS--100%                               $128,957,911

-----------------------------------------------------------------
     NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 1996, for federal income tax purposes cost of investments was $106,613,306 and net unrealized appreciation was $19,461,732, consisting of gross unrealized appreciation of $21,927,316 and gross unrealized depreciation of $2,465,584.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                  Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP    STATEMENT OF INVESTMENTS  DECEMBER 31, 1996

-----------------------------------------------------------------------------
Number                                                                Value
of Shares
                   COMMON STOCKS AND OTHER EQUITY-LIKE
                   SECURITIES-93.3%

                   EUROPE-42.3%
-----------------------------------------------------------------------------
                   GERMANY/AUSTRIA-2.0%

   10,000          Rhoen Klinikum Ord.                           $1,044,708

    1,200          Rhoen Klinikum Pfd.                              119,136
                   Hospital Management

    2,500          Cewe Color Holdings                              567,776
                   Photographic Developing/Printing
-----------------------------------------------------------------------------
                   TOTAL                                          1,731,620
-----------------------------------------------------------------------------
                   DENMARK-0.8%

    5,000          Kompan International (b)                         703,521
                   Playground Equipment
-----------------------------------------------------------------------------
                   NETHERLANDS-2.0%

   86,000          Kempen (b)                                     1,690,369
                   Stock Brokerage/Investment Management
-----------------------------------------------------------------------------
                   FINLAND-3.4%

   34,000          TT Tieto, Cl. B                                2,868,865
                   Computer Services/Consulting
-----------------------------------------------------------------------------
                   NORWAY-0.9%

   62,500          P4 Radio Helo Norge (b)                          567,701
                   Commercial Radio Station

   55,000          Sysdeco Group (b)                                220,503
                   Software "Tool" Sets & Systems

-----------------------------------------------------------------------------
                   TOTAL                                            788,204
-----------------------------------------------------------------------------
                   SWEDEN-7.6%

  100,000          Getinge Industrier                             1,969,830
                   Sterilization & Disinfection Equipment

   50,000          Esselte, Series A                              1,135,032
                   Office Supplies & Related Equipment

   60,000          Mandator (b)                                     984,183
                   Computer Services/Consulting

    8,000          Scala International (b)                          726,421
                   Accounting Software

   40,000          Frontec, Series B. (b)                           691,271
                   Computer Services & Software
-----------------------------------------------------------------------------
Number
of Shares                                                             Value

----------------------------------------------------------------------------
                   SWEDEN-7.6% (CONT.)
   20,000          Tryckindustri                                 $  600,469
                   Printer

   13,714          Pricer, Cl. B (b)                                337,427
                   Electronic Shelf Labels for Supermarkets
-----------------------------------------------------------------------------
                   TOTAL                                          6,444,633

-----------------------------------------------------------------------------
                   FRANCE-2.6%
   12,000          Axime Ex Segin (b)                             1,384,935
                   Computer Services/Consulting

    7,250          Fininfo                                          767,004
                   Financial Data Feeds
-----------------------------------------------------------------------------
                   TOTAL                                          2,151,939
-----------------------------------------------------------------------------
                   UNITED KINGDOM/IRELAND-16.1%

  402,361          Medeva                                         1,759,272
                   Drugs for Hyperactive Children

  185,000          Oriflame International                         1,693,759
                   Natural Cosmetics Sold Door-to-Door

2,500,000          Premier Oil (b)                                1,518,779
                   Oil & Gas Producer

  799,700          St James Place                                 1,347,999
                   Life Insurance

   40,000          Euro Money Publications                          960,039
                   Financial Publications & Databases

  117,000          Seton Healthcare Group                           910,010
                   Pharmaceuticals

  170,000          Tunstall                                         781,123
                   Monitoring Equipment

   80,000          Edinburgh Fund Managers                          772,139
                   Investment Management

  223,500          Bluebird Toys                                    751,564
                   "Polly Pocket" Toy Manufacturer

2,000,000          Electronics Boutique (b)                         701,633
                   Videogame/Computer Software Stores

   58,500          Serco Group                                      674,749
                   Facilities Management

   80,000          N. Brown Group                                   614,014
                   Mail Order Clothing in Large Sizes

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1996


----------------------------------------------------------------------------------
Number                                                                     Value
of Shares

----------------------------------------------------------------------------------
             UNITED KINGDOM/IRELAND-16.1%  (CONT.)
   65,000    Dorling Kindersley                                         $457,730
             Reference Books & CD-ROMs
   35,000    Planning Sciences (b)                                       420,000
             Database & Business Intelligence Software
   13,000    International Cabletel (b)                                  328,250
             Cable TV & Telephone System
----------------------------------------------------------------------------------
             TOTAL                                                    13,691,060

----------------------------------------------------------------------------------
             PORTUGAL-0.6%
   45,400    Filmes Lusomundo (b)                                        522,283
             Newspapers, Radio, Video, Film Distribution

----------------------------------------------------------------------------------
             SWITZERLAND-1.9%
    2,000    Societe Generale d'Affichage                                893,655
             Billboard Advertising
    1,400    Phoenix Mecano                                              731,903
             Electrical Components
----------------------------------------------------------------------------------
             TOTAL                                                     1,625,558

----------------------------------------------------------------------------------
             HUNGARY-0.2%
    5,000    Cofinec (b)                                                 151,250
             Consumer Goods Packaging

----------------------------------------------------------------------------------
             ITALY/GREECE-4.2%
  399,000    Banca Fideuram                                              874,362
             Life Insurance & Mutual Funds
  120,000    Athens Medical Center                                       841,474
             Hospitals (Greece)
  300,000    Costa Crociere                                              726,077
             Mediterranean Cruise Line
   30,000    Intracom (b)                                                674,881
             Telecommunications Equipment (Greece)
   15,000    Cellular Communications International (b)                   435,000
             Mobile Communications
----------------------------------------------------------------------------------
             TOTAL                                                     3,551,794

----------------------------------------------------------------------------------
             EUROPE TOTAL                                             35,921,096
----------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             ASIA-30.7%
----------------------------------------------------------------------------------
             HONG KONG/CHINA-2.7%
3,500,000    Golden Harvest Entertainment                              1,176,471
             Movie Distribution & Exhibition
1,300,000    Li and Fung                                               1,151,260
             Sourcing of Consumer Goods
----------------------------------------------------------------------------------
             TOTAL                                                     2,327,731

----------------------------------------------------------------------------------
             JAPAN-14.6%
   30,000    Hokuto                                                    1,315,585
             Mushroom Grower
   51,600    Central Uni                                               1,178,082
             Health Care/Medical Equipment
   30,000    Konami                                                    1,020,936
             Entertainment Software/Hardware
   20,300    HIS                                                         979,409
             Travel Agent
   15,000    Tiemco (b)                                                  958,904
             Fishing Equipment
   40,000    Arrk                                                        923,581
             Industrial Modeling
   30,000    People                                                      904,627
             Sports Clubs
   25,000    Nihon Jumbo                                                 870,165
             Photo Processing Lab
   27,000    NuSkin Asia Pacific (b)                                     833,625
             Personal Care Products
   10,000    Ryohin Keikaku                                              740,932
             Specialty Consumer Goods Retailer
   11,400    Paramount Bed                                               726,803
             Hospital Bed Manufacturer
   30,000    Shinki                                                      692,685
             Corporate & Consumer Lending
   10,500    Noritsu Koki                                                493,021
             Photo Processing Lab Manufacturer
   32,000    Belluna                                                     479,711
             Catalog Sales
   10,000    Mars Engineering                                            254,157
      150    Mars Engineering Warrants 1/25/00                            18,750
             GAMING SYSTEMS & MACHINERY
----------------------------------------------------------------------------------
             TOTAL                                                    12,390,973

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1996


----------------------------------------------------------------------------------
Number                                                                     Value
of Shares

----------------------------------------------------------------------------------
             MALAYSIA-1.7%
  300,000    Malaysian Assurance Alliance                             $1,461,097
             Insurance

----------------------------------------------------------------------------------
             INDONESIA/PHILIPPINES-2.6%
3,000,000    Int'l Container Terminal Services (b)                     1,568,441
             Container Handling Terminals
             & Port Management (Philippines)
  600,000    PILTEL (b)                                                  507,605
             Mobile Communications (Philippines)
  214,800    Suba Indah                                                  131,835
             Beverage and Food
----------------------------------------------------------------------------------
             TOTAL                                                     2,207,881

----------------------------------------------------------------------------------
             INDIA-0.5%
   30,000    IS Himalaya Fund (b)                                        387,000
             Closed-End Fund

----------------------------------------------------------------------------------
             KOREA-1.8%
   35,000    Dongbu Fire & Marine Insurance (b)                        1,168,267
             Non-Life Insurance
    1,500    S-1 Corporation New (b)                                     246,600
      500    S-1 Corporation                                              91,662
             Alarm Monitoring
----------------------------------------------------------------------------------
             TOTAL                                                     1,506,529

----------------------------------------------------------------------------------
             SINGAPORE-5.8%
1,000,000    Genting International                                     2,400,000
             Cruise Line
  599,956    Venture Manufacturing                                     1,492,599
  411,134    Venture Manufacturing Warrants 7/26/99 (b)                  661,318
             Contract Electronics Manufacturer
  200,000    Datacraft Asia                                              334,000
             Computer Consulting
----------------------------------------------------------------------------------
             TOTAL                                                     4,887,917

----------------------------------------------------------------------------------
             THAILAND-1.0%
  769,000    Shinawatra Satellite                                        869,774
             Satellite Leasing

----------------------------------------------------------------------------------
             ASIA TOTAL                                               26,038,902
----------------------------------------------------------------------------------
Number                                                                     Value
of Shares

             LATIN AMERICA-9.2%
----------------------------------------------------------------------------------
             MEXICO-3.4%
  235,000    Grupo Radio Centro (b)                                    1,615,625
             Radio Broadcasting/Networks
  417,000    Nadro, Series L                                           1,244,855
             Pharmaceutical Distribution
----------------------------------------------------------------------------------
             TOTAL                                                     2,860,480

----------------------------------------------------------------------------------
             ARGENTINA-3.8%
  700,000    Siderca                                                   1,277,755
             Seamless Pipe for Oil Wells
  120,000    Patagonia                                                 1,128,226
             Supermarkets
  412,000    Cresud (b)                                                  729,386
             Agriculture
   28,000    Siderar (b)                                                  80,656
             Flat Rolled Steel
----------------------------------------------------------------------------------
             TOTAL                                                     3,216,023

----------------------------------------------------------------------------------
             OTHER LATIN AMERICA-2.0%
   15,000    Genesis Chile Fund                                          551,250
             Closed-End Fund (Chile)
   50,000    Elevadores Atlas                                            490,809
             Elevator Services (Brazil)
    8,000    Ceteco Holdings                                             460,169
             Appliances Retailer (Central America)
  550,000    Brazilian Smaller Companies Warrants                        261,250
             Closed-End Fund
----------------------------------------------------------------------------------
             TOTAL                                                     1,763,478

----------------------------------------------------------------------------------
             LATIN AMERICA TOTAL                                       7,839,981

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP       STATEMENT OF INVESTMENTS DECEMBER 31, 1996

--------------------------------------------------------------------------------
Number                                                                     Value
of Shares
                       OTHER COUNTRIES--11.1%
--------------------------------------------------------------------------------
                       AUSTRALIA--5.5%

1,417,976              Tyndall                                       $ 2,421,542
                       Money Management & Insurance

  800,000              Austereo                                        1,270,880
                       Radio Broadcasting

  500,000              Australian Hospital Care (b)                      992,875
                       Hospital Management
--------------------------------------------------------------------------------
                       TOTAL                                           4,685,297

--------------------------------------------------------------------------------
                       ISRAEL--1.2%

   70,100              Blue Square Israel (b)                            998,925
                       Supermarkets & Department Stores

--------------------------------------------------------------------------------
                       CANADA--4.4%

   70,000              Shaw Industries                                 1,414,606
                       Oil Field Services

  140,000              Ranger Oil                                      1,382,500
                       Oil & Gas Producer

  250,000              Pan East Petroleum (b)                            893,704
                       Oil & Gas Producer
--------------------------------------------------------------------------------
                       TOTAL                                           3,690,810

--------------------------------------------------------------------------------
                       OTHER COUNTRIES TOTAL                           9,375,032
--------------------------------------------------------------------------------
Principal Amount                                                           Value
TOTAL COMMON STOCKS AND OTHER
EQUITY-LIKE SECURITIES--93.3%                                        $79,175,011
--------------------------------------------------------------------------------
(COST: $71,170,835)


SHORT-TERM OBLIGATION--6.1%                                            5,185,000
$5,185,000 State Street Bank Repurchase
   Agreement 4.75% 01/02/97;
   12/31/96 Agreement Collateralized by U.S. Treasury Bonds
--------------------------------------------------------------------------------
(COST: $5,185,000)


TOTAL INVESTMENTS--99.4%                                              84,360,011
--------------------------------------------------------------------------------
(COST: $76,355,835)


CASH AND OTHER ASSETS LESS LIABILITIES--0.6%                             495,071
--------------------------------------------------------------------------------

TOTAL NET ASSETS--100%                                               $84,855,082
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 1996, for federal income tax purposes cost of investments was $76,543,791 and net unrealized appreciation was $7,816,220 consisting of gross unrealized appreciation of $13,081,776 and gross unrealized depreciation of $5,265,556.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 1996

---------------------------------------------------------------------------------
Percent                                                                    Value

       AT DECEMBER 31, 1996, THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE
       OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS
---------------------------------------------------------------------------------
       INFORMATION

10.3%  Software/Services                                             $ 8,734,816
 4.4   Broadcasting/CATV                                               3,782,456
 2.1   Mobile Communications                                           1,812,379
 1.7   Distribution                                                    1,417,769
 0.9   Consumer Electronics                                              731,903
 0.8   Equipment                                                         674,881
---------------------------------------------------------------------------------
20.2   TOTAL                                                          17,154,204

---------------------------------------------------------------------------------
       HEALTH CARE

 5.3   Biotechnology/Drug Delivery                                     4,436,420
 3.7   Equipment                                                       3,147,912
 3.2   Services                                                        2,746,250
 2.0   Hospital/Laboratory Supplies                                    1,719,678
---------------------------------------------------------------------------------
14.2   TOTAL                                                          12,050,260

---------------------------------------------------------------------------------
       CONSUMER GOODS/SERVICES

11.7   Retail                                                          9,974,101
 7.9   Entertainment/Leisure                                           6,738,105
 6.2   Manufacturers                                                   5,229,551
 2.6   Food                                                            2,176,806
---------------------------------------------------------------------------------
28.4   TOTAL                                                          24,118,563

---------------------------------------------------------------------------------
       FINANCE
 9.8%  Money Management                                              $ 8,305,911
 3.2   Other                                                           2,752,369
 3.1   Insurance                                                       2,629,364
---------------------------------------------------------------------------------
16.1   TOTAL                                                          13,687,644

---------------------------------------------------------------------------------
       INDUSTRIAL GOODS/SERVICES

 8.3   Services                                                        7,010,946
 0.1   Steel                                                              80,656
---------------------------------------------------------------------------------
 8.4   TOTAL                                                           7,091,602

---------------------------------------------------------------------------------
       ENERGY/MINERALS

 4.5   Oil/Gas Producers                                               3,794,983
 1.5   Oil Services                                                    1,277,755
---------------------------------------------------------------------------------
 6.0   TOTAL                                                           5,072,738

---------------------------------------------------------------------------------
93.3   TOTAL COMMON STOCKS AND                                        79,175,011
       OTHER EQUITY-LIKE SECURITIES

---------------------------------------------------------------------------------
 6.1   SHORT-TERM OBLIGATIONS                                          5,185,000

---------------------------------------------------------------------------------
 0.6   CASH AND OTHER ASSETS LESS LIABILITIES                            495,071

---------------------------------------------------------------------------------
100.0  NET ASSETS                                                    $84,855,082

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1996 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES   DECEMBER 31, 1996

                                                                           Wanger U.S.   Wanger International
                                                                             Small Cap              Small Cap

-------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost: Wanger U.S. Small Cap $106,613,306;
  Wanger International Small Cap $76,355,835)                              $126,075,038           $84,360,011
Cash                                                                              5,875               360,529
Organization costs                                                               66,641                66,641
Receivable for:
  Securities sold                                                             1,454,509               102,948
  Fund shares sold                                                            2,802,009               674,765
  Dividends and interest                                                         35,315                60,965
-------------------------------------------------------------------------------------------------------------
  Total assets                                                              130,439,387            85,625,859

-------------------------------------------------------------------------------------------------------------
Liabilities and Net Assets
Payable for:
  Securities purchased                                                        1,373,760               651,443
  Amount owed to advisor                                                         66,812                66,693
  Other                                                                          40,904                52,641
-------------------------------------------------------------------------------------------------------------
  Total liabilities                                                           1,481,476               770,777
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                           $128,957,911           $84,855,082
-------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                       7,598,121             4,791,121
-------------------------------------------------------------------------------------------------------------
PRICING OF SHARES
Net asset value, offering price and redemption price per share                   $16.97                $17.71
-------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                            $105,966,024           $74,585,481
Undistributed net realized gain on sales of investments and foreign
  currency transactions                                                       3,530,155             2,453,188
Unrealized appreciation of investments and foreign currency transactions     19,461,732             7,816,413
 (net of unrealized PFIC gains of $187,956 for Wanger
  International Small Cap)
Net investment loss                                                                  --                    --
-------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                           $128,957,911           $84,855,082
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS             FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                     Wanger U.S.   Wanger International
                                                                                       Small Cap              Small Cap
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign taxes of $51,646 for Wanger International Small Cap)       $   338,661            $  474,929
Interest                                                                                 217,556               106,849
-----------------------------------------------------------------------------------------------------------------------
Total investment income                                                                  556,217               581,778
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory                                                                      704,115               631,977
Legal and audit fees                                                                      56,103                56,023
Amortization of organization costs                                                        20,031                20,031
Transfer agent                                                                            18,440                18,174
Reports to shareholders                                                                   16,857                17,483
Trustees'                                                                                 15,524                15,400
Insurance                                                                                  7,017                 7,037
Custodian                                                                                 17,508               102,609
Other                                                                                      5,055                 6,375
-----------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                      860,650               875,109
     Less custodian fees paid indirectly                                                 (17,508)              (20,862)
-----------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                        843,142               854,247
-----------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                     (286,925)             (272,469)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on sales of investments                                         3,926,442             2,570,609
     Net change in unrealized appreciation                                            19,022,289             6,894,415
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                       22,948,731             9,465,024
-----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $22,661,806            $9,192,555
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                 ---------------------------------------    ---------------------------------------
                                                 WANGER U.S. SMALL CAP                      WANGER INTERNATIONAL SMALL CAP

                                                        Year ended   May 3, 1995 through           Year ended   May 3, 1995 through
                                                 December 31, 1996     December 31, 1995    December 31, 1996     December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

FROM OPERATIONS:
Net investment loss                                      $(286,925)            $(102,659)           $(272,469)             $(27,334)
Net realized gain on sales of investments                3,926,442                59,816            2,570,609                53,290
Net change in unrealized appreciation                   19,022,289               439,443            6,894,415             1,109,954
------------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting
  from operations                                       22,661,806               396,600            9,192,555             1,135,910

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                           --                    --               (6,530)                   --
Net realized gain                                          (66,519)                   --              (52,334)                   --
------------------------------------------------------------------------------------------------------------------------------------
  Total distribution to shareholders                       (66,519)                   --              (58,864)                   --

FROM FUND SHARE TRANSACTIONS:
Reinvestment of dividends and capital gain
  distributions                                             66,519                    --               58,864                    --

Proceeds from shares sold                               91,019,446            24,819,962           67,872,674            11,951,601
------------------------------------------------------------------------------------------------------------------------------------
                                                        91,085,965            24,819,962           67,931,538            11,951,601
Payments for shares redeemed                            (6,626,877)           (3,438,708)          (3,579,071)           (1,844,269)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share
  transactions                                          84,459,088            21,381,254           64,352,467            10,107,332
------------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                           107,054,375            21,777,854           73,486,158            11,243,242
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of Period                                     21,903,536               125,682           11,368,924               125,682
------------------------------------------------------------------------------------------------------------------------------------
End of Period (a)                                     $128,957,911           $21,903,536          $84,855,082           $11,368,924
===================================================================================================================================

(a) Includes accumulated net investment loss of $102,659 for Wanger U.S. Small Cap and $27,401 for Wanger International Small Cap in 1995.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                FINANCIAL HIGHLIGHTS

                                                                Year ended      May 3, 1995 through
                                                         December 31, 1996        December 31, 1995
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $      11.60              $     10.00

INCOME FROM INVESTMENT OPERATIONS
 Net investment loss (c)                                              (.06)                    (.05)
 Net realized and unrealized gain on investments                      5.46                     1.65
----------------------------------------------------------------------------------------------------
 Total from investment operations                                     5.40                     1.60

LESS DISTRIBUTIONS
 Dividends from net investment income                                  --                       --
 Distributions from net realized gain                                (0.03)                     --
---------------------------------------------------------------------------------------------------
 Total distributions                                                 (0.03)                     --

NET ASSET VALUE, END OF PERIOD                                $      16.97              $    11.60
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         46.59%                  16.00%

RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets (a)(b)                        1.21%                   2.08% *
Ratio of net investment loss to average net assets (b)                (.41%)                 (1.44%)*
Portfolio turnover rate                                                 46%                     59% *
Net assets at end of period                                   $128,957,911              $21,903,536


The average commissions paid per share on stock transactions for the year ended December 31, 1996 was $.0581.
----------------------------------------------------------------------------------------------------

    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain net expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the year ended December 31, 1996 was based upon the average shares outstanding during the year.

     See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP       FINANCIAL HIGHLIGHTS

                                                                     Year ended                      May 3, 1995 through
                                                              December 31, 1996                        December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $13.45                                   $10.00

INCOME FROM INVESTMENT OPERATIONS
    Net investment loss (c)                                                (.09)                                    (.03)
    Net realized and unrealized gain on investments                        4.38                                     3.48
-------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                       4.29                                     3.45

LESS DISTRIBUTIONS
    Dividends from net investment income                                     --                                       --
    Distributions from net realized gain                                   (.03)                                      --
-------------------------------------------------------------------------------------------------------------------------
    Total distributions                                                    (.03)                                      --

NET ASSET VALUE, END OF PERIOD                                           $17.71                                   $13.45
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              32.01%                                   34.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets (a) (b)                            1.79%                                    2.32% *
Ratio of net investment loss to average net assets (b)                    (0.56%)                                  (0.81%)*
Portfolio turnover rate                                                      50%                                      14% *
Net assets at end of period                                          84,855,082                               11,368,924

The average commissions paid per share on stock transactions for the year ended December 31, 1996 was $.0130.
-------------------------------------------------------------------------------------------------------------------------

     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The Fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69)%, respectively.

(c) Net investment loss per share for the year ended December 31, 1996 was based upon the average shares outstanding during the year.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS
Wanger U.S. Small Cap and Wanger International Small Cap ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis. Net realized gains for Wanger U.S. Small Cap include distributions of realized gains from other investment companies of $202,920 in 1996.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES
Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of net investment income.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.

     Wanger International Small Cap has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund recognized cumulative net unrealized appreciation on PFICS of $210,309 for the year ended December 31, 1996. The amount for 1996 is treated as ordinary income for federal income tax purposes, and as such, is used to offset the net investment loss incurred by the Fund. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1996 amounted to $22,353.

     Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

     Reclassifications have been made in 1996 for Wanger U.S. Small Cap and Wanger International Small Cap in the accompanying analysis of net assets from accumulated net investment loss to undistributed net realized gains on sales of investments of $389,584 and $96,091, respectively, to reflect differences between financial reporting and income tax bases.

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


3. TRANSACTIONS WITH AFFILIATES

The Fund's investment advisor, Wanger Asset Management, L.P. ("WAM"), furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

                                             Wanger U.S.    Wanger International
                                               Small Cap               Small Cap
--------------------------------------------------------------------------------
Average Daily Net Assets:
  For the first $100 million                   1.00%                    1.30%
  Next $150 million                             .95%                    1.20%
  In excess of $250 million                     .90%                    1.10%
--------------------------------------------------------------------------------

     The investment advisory agreements also provide that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 1.50% (2.00% in 1995) for Wanger U.S. Small Cap and 1.90% (2.00% in 1995) for Wanger International Small Cap, of average net assets. WAM was not required to reimburse the Funds under these agreements for the year ended December 31, 1996.

     Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Wanger U.S. Small Cap and Wanger International Small Cap incurred trustees' fees and expenses of $15,524 and $15,400 respectively, for the year ended December 31, 1996 to trustees not affiliated with WAM.

     WAM advanced $100,000 to each Fund in connection with their organization and initial registration. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

     WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

--------------------------------------------------------------------------------
4. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following numbers of shares:

                                                 ---------------------------------------    ---------------------------------------
                                                 Wanger U.S. Small Cap                      Wanger International Small Cap

                                                        Year ended          Period ended           Year ended          Period ended
                                                 December 31, 1996     December 31, 1995    December 31, 1996     December 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

Shares sold                                              6,137,385             2,170,461            4,154,432               986,106
Shares issued in reinvestment of dividend and
capital gain distributions                                   5,157                     -                3,911                     -
------------------------------------------------------------------------------------------------------------------------------------

                                                         6,142,542             2,170,461            4,158,343               986,106
Less shares redeemed                                       432,817               294,633              212,404               153,492
------------------------------------------------------------------------------------------------------------------------------------

Net increase in shares outstanding                       5,709,725             1,875,828            3,945,939               832,614
===================================================================================================================================

5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 1996 were:

                                              Purchases                    Sales
Wanger U.S. Small Cap                      $103,202,082              $30,342,586
Wanger International Small Cap               82,019,311               23,145,432
--------------------------------------------------------------------------------

                                     Wanger Advisors Trust    1996 Annual Report
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF WANGER ADVISORS TRUST

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Wanger Advisors Trust, comprising the U.S. Small Cap and Wanger International Small Cap portfolios, as of December 31, 1996, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Wanger Advisors Trust as of December 31, 1996, the results of their operations for the year then ended and changes in net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                         ERNST & YOUNG LLP

Chicago, Illinois
January 31, 1997

WANGER ADVISORS TRUST


TRUSTEES                              TRANSFER AGENT,
Fred D. Hasselbring                   DIVIDEND DISBURSING AGENT
Charles P. McQuaid                    AND CUSTODIAN
P. Michael Phelps
James A. Star                         State Street Bank
Ralph Wanger                          and Trust Company
                                      Attention:
OFFICERS                              Wanger Advisors Trust
                                      P.O. Box 8502
Ralph Wanger                          Boston, Massachusetts
President                             02266-8502

Charles P. McQuaid                    DISTRIBUTOR
Senior Vice President                 WAM Brokerage
                                      Services, L.L.C.
Terence M. Hogan                      227 West Monroe Street
Vice President                        Suite 3000
                                      Chicago, Illinois 60606
Leah J. Zell                          1-800-5-WANGER
Vice President                        (1-800-592-6437)

Merrillyn J. Kosier                   INVESTMENT ADVISOR
Vice President and                    Wanger Asset
Secretary                             Management, L.P.
                                      227 West Monroe Street
Bruce H. Lauer                        Suite 3000
Vice President and                    Chicago, Illinois 60606
Treasurer                             1-800-5-WANGER
                                      (1-800-592-6437)
Kenneth A. Kalina
Assistant Treasurer                   LEGAL COUNSEL
                                      Bell, Boyd & Lloyd
                                      Chicago, Illinois

                                      INDEPENDENT AUDITORS
                                      Ernst & Young LLP
                                      Chicago, Illinois

This report, including the audited schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

Wanger Advisors Trust

--------------------------------------------------------------------------------
Annual Report
--------------------------------------------------------------------------------

December 31, 1996

--------------------------------------------------------------------------------
Equity Income Portfolio

DEAR INVESTOR

The equity market and your fund were strong in the second half of 1996, reflecting continued good corporate earnings, a generally favorable economic and interest rate environment, and heavy investor demand. The post-election rally was particularly notable in light of how little the political scene actually changed. For the year as a whole, equity returns were impressive, coming as they did on the heels of considerable strength in 1995. Stocks have now provided six consecutive years of positive returns with no interim corrections of 10% or more.

PERFORMANCE REVIEW

     As shown in the table, your fund performed well over the last six months, with a return approximating that of the unmanaged Standard & Poor's 500 Stock Index and comfortably ahead of the Lipper Equity Income Funds Average. For the year as a whole, the fund exceeded the Lipper average but trailed the broad market, a not uncommon pattern for a conservative fund in robust years like 1996.

     -------------------------------------------------------------
     Performance Comparison
     -------------------------------------------------------------

     Periods Ended 12/31/96           6 Months        12 Months
     -------------------------------------------------------------
     Equity Income Portfolio            11.12%          19.56%
     -------------------------------------------------------------
     S&P 500                            11.68           22.96
     -------------------------------------------------------------
     Lipper Equity Income
     Funds Average                      10.33           18.85
     -------------------------------------------------------------

DIVIDEND DISTRIBUTIONS

     Your Board of Directors declared a fourth quarter income dividend of $0.11 per share. At the same time, a $0.07 per share capital gain distribution was declared, of which $0.02 was short-term and $0.05 long-term. These distributions were paid on December 30 to shareholders of record on December 26.

PORTFOLIO STRATEGY

     While the last 12 months were a strong period for the broad equity market, it was challenging for income-oriented investors. Bond and money market returns were generally in the mid-single-digit range in 1996, with shorter-maturity securities returning more than those with longer maturities. Two traditional high-yield sectors of the equity market, electric utilities and telephone companies, were about flat on average for the year. These sectors suffered due to their interest rate sensitivity and to concern about the impact of a newly deregulated environment.

     Despite poor returns from many traditional yield vehicles, your fund performed reasonably well due to the continued strength of companies in the financial (Chase Manhattan, American Express), health care (Warner-Lambert), and energy (Exxon, Texaco) sectors. We purchased many of these holdings in recent years when they were out of favor and inexpensive on a relative valuation basis for various reasons. We often make investment decisions based on the tendency of a company's fundamentals and stock price to regress to the mean within historical ranges and the likelihood that investor perceptions about the relative values of these stocks will improve over the intermediate term. This was clearly the case in 1996 with respect to some of the companies just mentioned.

     During the second half of the year, despite a market that had advanced sharply, we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential. In many cases, investments that interest us often involve stocks that have suffered relative to the broad market for various reasons. Controversy and underperformance often create opportunities that we hope to exploit profitably on your behalf. We recently initiated new positions in AT&T, Amoco, International Flavors & Fragrances, ITT, and Whirlpool, all fine companies that have been struggling recently because of negative fundamental trends affecting their businesses, negative investor views of their prospects, or some combination of these factors.

     ---------------------------------------------------------------------------
     Security Diversification
     ---------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                                     _____

     The Security Diversification chart on page 1 shows that we had 86% of total fund assets invested in common stocks on December 31, the same percentage as at the end of our June reporting period.

SUMMARY AND OUTLOOK

     The last two years were exceptionally profitable for equity investors, who enjoyed attractive returns in a nearly perfect environment for stocks. It is difficult to see how things can get much better; at the same time, it is also difficult to see anything on the horizon that would cause this environment to change for the worse. Nonetheless, we are sensitive to the lessons of history, particularly the tendency of the equity market to pause for breath after consecutive powerful years like the past two.

     Over the last few years, stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We do not have a bearish outlook for the year ahead but simply want to raise the possibility that it may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year. As always, we appreciate your continued confidence and support.

     Respectfully submitted,

     /s/ Brian C. Rogers
     Brian C. Rogers
     President and
     Chairman of the Investment Advisory Committee

     January 24, 1997

PORTFOLIO HIGHLIGHTS

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                              Percent of
                                              Net Assets
                                               12/31/96
--------------------------------------------------------
GE                                                 1.7%
--------------------------------------------------------
Atlantic Richfield                                 1.5
--------------------------------------------------------
Chase Manhattan                                    1.5
--------------------------------------------------------
Exxon                                              1.4
--------------------------------------------------------
Mellon Bank                                        1.4
--------------------------------------------------------
AT&T                                               1.3
--------------------------------------------------------
DuPont                                             1.3
--------------------------------------------------------
Simon DeBartolo Group                              1.2
--------------------------------------------------------
Texaco                                             1.2
--------------------------------------------------------
Chevron                                            1.2
--------------------------------------------------------
Warner-Lambert                                     1.2
--------------------------------------------------------
General Mills                                      1.1
--------------------------------------------------------
J. P. Morgan                                       1.0
--------------------------------------------------------
International Flavors & Fragrances                 1.0
--------------------------------------------------------
Georgia-Pacific                                    1.0
--------------------------------------------------------
Wells Fargo                                        1.0
--------------------------------------------------------
Pharmacia & Upjohn                                 1.0
--------------------------------------------------------
Union Camp                                         1.0
--------------------------------------------------------
American Brands                                    1.0
--------------------------------------------------------
Quaker Oats                                        1.0
--------------------------------------------------------
American General                                   1.0
--------------------------------------------------------
American Home Products                             0.9
--------------------------------------------------------
Royal Dutch Petroleum                              0.9
--------------------------------------------------------
3M                                                 0.9
--------------------------------------------------------
J. C. Penney                                       0.9
--------------------------------------------------------
Total                                             28.6%
========================================================

                                     _____

PORTFOLIO HIGHLIGHTS

--------------------------------------------------------------------------------
Major Portfolio Changes
--------------------------------------------------------------------------------

Six Months Ended December 31, 1996
Listed in descending order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------
International Flavors & Fragrances*

AT&T *

GE

Amoco *

Dow Chemical

Chevron

ITT *

H&R Block

Whirpool *

Atlantic Richfield

LARGEST SALES (10)
--------------------------------------------------------------------------------
Eli Lilly **

PHH **

Salomon **

SmithKline Beecham

Conrail

Kimberly-Clark

Honeywell

Eastman Kodak

Vodafone **

TRW **
================================================================================
 *Position added.
**Position eliminated.

T. Rowe Price Equity Income Portfolio
December 31, 1996

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

--------------------------------------------------------------------------------
Equity Income Portfolio
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                         Since    Inception
Periods Ended 12/31/96     1 Year    Inception         Date
------------------------------------------------------------
Equity Income Portfolio    19.56%       21.93%      3/31/94
------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

                                     _____

FINANCIAL HIGHLIGHTS

T. Rowe Price Equity Income Portfolio

                                 For a share outstanding
                                 throughout each period
                          -----------------------------------
                                Year                 3/31/94
                               Ended                      to
                            12/31/96    12/31/95    12/31/94
NET ASSET VALUE
Beginning of period        $   13.21   $   10.42   $   10.00
                          -----------------------------------
Investment activities
   Net investment income        0.42        0.44        0.30
   Net realized and
   unrealized gain (loss)       2.13        3.05        0.41
                          -----------------------------------
   Total from
   investment activities        2.55        3.49        0.71
                          -----------------------------------
Distributions
   Net investment income       (0.42)      (0.44)      (0.29)
   Net realized gain           (0.08)      (0.26)          -
                          -----------------------------------
   Total distributions         (0.50)      (0.70)      (0.29)
                          -----------------------------------
NET ASSET VALUE

End of period              $   15.26   $   13.21   $   10.42
                          ===================================

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN                  19.56%      34.76%       7.15%
-------------------------------------------------------------
Ratio of expenses to
average net assets             0.85%       0.85%       0.85%+
-------------------------------------------------------------
Ratio of net investment
income to average
net assets                     2.94%       3.61%       3.88%+
-------------------------------------------------------------
Portfolio turnover rate        17.4%       10.1%       21.3%+
-------------------------------------------------------------
Average commission rate
paid                       $  0.0388           -           -
-------------------------------------------------------------
Net assets, end of period
(in thousands)             $ 103,751   $  14,658   $   2,191
-------------------------------------------------------------

+ Annualized.

The accompanying notes are an integral part of these financial statements.

                                     _____

STATEMENT OF NET ASSETS

T. Rowe Price Equity Income Portfolio
December 31, 1996

                                    SHARES/PAR         VALUE
-------------------------------------------------------------
                                                In thousands
COMMON STOCKS AND WARRANTS  86.3%

FINANCIAL  17.3%

BANK AND TRUST  9.4%

BANC ONE                                 9,470     $     407

Bank of Boston                          10,100           649

Bankers Trust New York                   7,000           604

Chase Manhattan                         17,004         1,518

Fleet Financial Group                   14,700           733

J. P. Morgan                            11,100         1,084

Mellon Bank                             20,400         1,448

Mercantile Bankshares                    8,800           280

National City                           12,500           561

PNC Bank                                16,200           610

Signet Banking                          11,800           363

U. S. Bancorp                           11,600           521

Wells Fargo                              3,866         1,043

                                                       9,821
                                                   ----------

INSURANCE  3.8%

Alexander & Alexander                   18,800           327

American General                        24,200           989

Hilb, Rogal and Hamilton                 4,400            58

Lincoln National                         9,700           509

Provident                                4,800           232

SAFECO                                  10,300           406

St. Paul Companies                      13,500           792

USF&G                                   17,100           357

Willis-Corroon ADR                      24,900           287

                                                       3,957
                                                   ----------

FINANCIAL SERVICES  4.1%

American Express                        16,200           915

Fannie Mae                              19,200           715

H&R Block                               28,700           832

Sallie Mae                               9,700           904

Travelers Group                         19,333           877

                                                       4,243
                                                   ----------

Total Financial                                       18,021

UTILITIES  13.7%

TELEPHONE SERVICES  7.2%

ALLTEL                                  27,600           866

AT&T                                    30,500         1,327

BCE                                     16,050           766

Bell Atlantic                            9,900           641

BellSouth                               19,900     $     803

Frontier                                19,000           430

GTE                                     17,800           810

Pacific Telesis                         12,500           459

SBC Communications                      11,100           574

Southern New England
   Telecommunications                    9,300           362

U S WEST Communications                 12,050           389

                                                       7,427
                                                   ----------

ELECTRIC UTILITIES  6.5%

BGE                                     11,100           297

Centerior Energy                        34,000           365

Dominion Resources                      13,350           514

DQE                                      8,212           238

Duke Power                               6,200           287

Echelon International *                    573             9

Edison International                    12,400           246

Entergy                                 19,300           536

Florida Progress                         8,600           277

GPU                                      5,300           178

Ohio Edison                             21,700           494

Pacific Gas and Electric                16,700           351

PacifiCorp                              24,500           502

PECO Energy                             24,300           614

Public Service Enterprise               15,700           428

Southern Company                        13,200           299

Unicom                                  27,800           754

Western Resources                       12,500           386

                                                       6,775
                                                   ----------
TOTAL UTILITIES                                       14,202
                                                   ----------

CONSUMER NONDURABLES  18.3%

COSMETICS  1.0%

International Flavors &
   Fragrances                           23,800         1,071

                                                       1,071
                                                   ----------

BEVERAGES  1.5%

Anheuser-Busch                          17,900           716

Brown-Forman (Class B)                  17,500           801

                                                       1,517
                                                   ----------

FOOD PROCESSING  4.5%

General Mills                           18,600         1,179

Heinz                                   23,400           836

Kellogg                                  5,800           381


                                      ___

T. Rowe Price Equity Income Portfolio
December 31, 1996

                                    SHARES/PAR         VALUE
-------------------------------------------------------------
                                                In thousands
McCormick                               31,000     $     730

Quaker Oats                             26,200           999

Sara Lee                                15,400           574
                                                       4,699
                                                   ----------

HOSPITAL SUPPLIES/
HOSPITAL MANAGEMENT  1.9%

Abbott Laboratories                     17,900           908

Bausch & Lomb                           16,100           563

Baxter International                    12,700           521

                                                       1,992
                                                   ----------

PHARMACEUTICALS  4.7%

American Home Products                  16,500           967

Novartis (CHF)                             697           798

Pharmacia & Upjohn                      25,792         1,022

SmithKline Beecham ADR                  11,700           796

Warner-Lambert                          16,400         1,230

                                                       4,813
                                                   ----------

MISCELLANEOUS CONSUMER PRODUCTS  4.7%

American Brands                         20,400         1,012

Armstrong World                          4,400           306

Grand Metropolitan ADR                  13,900           440

Philip Morris                            5,700           642

RJR Nabisco                              7,800           265

Tambrands                               18,100           740

Unilever N.V. ADR                        5,100           894

UST                                     17,500           566

                                                       4,865
                                                   ----------
TOTAL CONSUMER NONDURABLES                            18,957
                                                   ----------

CONSUMER SERVICES  4.9%

GENERAL MERCHANDISERS  1.2%

J.C. Penney                             18,800           916

May Department Stores                    7,500           351

                                                       1,267
                                                   ----------

SPECIALTY MERCHANDISERS  0.1%

Fleming Companies                        4,800            83

Hancock Fabrics                          1,900            20

                                                         103
                                                   ----------

ENTERTAINMENT AND LEISURE  1.3%

Homestead Village, warrants,

     10/29/97 *                            168             1

ITT *                                   15,600           677

Reader's Digest (Class A)               14,400           580

Reader's Digest (Class B)                1,200            43

                                                       1,301
                                                   ----------

MEDIA AND COMMUNICATIONS  2.3%

Cognizant                                3,200     $     105

Dow Jones                               10,600           359

Dun & Bradstreet                        17,900           425

Gannett                                  6,300           472

McGraw-Hill                             11,900           549

R. R. Donnelly                          16,000           502

                                                       2,412
                                                   ----------
TOTAL CONSUMER SERVICES                                5,083
                                                   ----------

CONSUMER CYCLICALS  4.8%

AUTOMOBILES AND RELATED  1.2%

Eaton                                    6,900           481

Ford Motor                               4,600           147

Genuine Parts                            6,300           280

GM                                       5,900           329

                                                       1,237
                                                   ----------

BUILDING AND REAL ESTATE  1.9%

Rouse                                    6,300           200

SECURITY CAPITAL
   PACIFIC TRUST
   REIT                                  4,000            92

Simon DeBartolo Group
   REIT                                 41,236         1,278

Weingarten Realty Investors
   REIT                                  9,100           370

                                                       1,940
                                                   ----------

MISCELLANEOUS CONSUMER DURABLES  1.7%

Corning                                 18,300           846

Eastman Kodak                            4,100           329

Whirlpool                               13,400           625

                                                       1,800
                                                   ----------
TOTAL CONSUMER CYCLICALS                               4,977
                                                   ----------

TECHNOLOGY  1.0%

ELECTRONIC COMPONENTS  0.5%

AMP                                     12,400           476

                                                         476
                                                   ----------

ELECTRONIC SYSTEMS  0.3%

Honeywell                                5,300           349

                                                         349
                                                   ----------

OFFICE AUTOMATION  0.2%

Pitney Bowes                             4,300           234

                                                         234
                                                   ----------
TOTAL TECHNOLOGY                                       1,059
                                                   ----------

                                       _

T. Rowe Price Equity Income Portfolio
December 31, 1996

                                    SHARES/PAR         VALUE
-------------------------------------------------------------
                                                In thousands
CAPITAL EQUIPMENT  3.2%

ELECTRICAL EQUIPMENT  2.3%

GE                                      17,800     $   1,760

Hubbell (Class B)                       15,400           666

                                                       2,426
                                                   ----------

MACHINERY  0.9%

Cooper Industries                       14,567           614

FMC *                                    3,800           266

                                                         880
                                                   ----------
TOTAL CAPITAL EQUIPMENT                                3,306
                                                   ----------

BUSINESS SERVICES AND TRANSPORTATION  1.3%

TRANSPORTATION SERVICES  0.2%

Alexander & Baldwin                      8,550           212

                                                         212
                                                   ----------

MISCELLANEOUS BUSINESS SERVICES  0.4%

Deluxe Corp.                             7,300           239

GATX                                     2,800           136

                                                         375
                                                   ----------

RAILROADS  0.7%

Conrail                                  2,296           229

Union Pacific                            8,500           511

                                                         740
                                                   ----------

TOTAL BUSINESS SERVICES AND TRANSPORTATION             1,327
                                                   ----------

ENERGY  10.7%

ENERGY SERVICES  0.6%

McDermott International                  5,500            91

Witco                                   18,900           577

                                                         668
                                                   ----------

GAS TRANSMISSION  0.1%

TransCanada PipeLines                    8,400           147

                                                         147
                                                   ----------

INTEGRATED PETROLEUM - DOMESTIC  4.0%

Amoco                                   11,300           910

Atlantic Richfield                      12,100         1,603

British Petroleum ADR                    6,000           848

Sun Company                              3,910            95

USX-Marathon                            26,700           638

                                                       4,094
                                                   ----------

INTEGRATED PETROLEUM - INTERNATIONAL  6.0%

Chevron                                 19,250         1,251

Exxon                                   15,000         1,470

Mobil                                    6,200           758

Repsol ADR                              14,300     $     545

Royal Dutch Petroleum ADR                5,500           939

Texaco                                  12,900         1,266

                                                       6,229
                                                   ----------
TOTAL ENERGY                                          11,138
                                                   ----------

PROCESS INDUSTRIES  9.4%

DIVERSIFIED CHEMICALS  2.1%

Dow Chemical                            11,300           885

DuPont                                  13,900         1,312

                                                       2,197
                                                   ----------

SPECIALTY CHEMICALS  3.3%

3M                                      11,200           928

Betz Laboratories                       11,900           696

Great Lakes Chemical                    15,700           734

Lubrizol                                17,900           555

Nalco Chemical                          14,600           528

                                                       3,441
                                                   ----------

PAPER AND PAPER PRODUCTS  3.0%

Consolidated Papers                     10,300           506

International Paper                     21,200           856

James River                              8,400           278

Kimberly-Clark                           4,050           386

Union Camp                              21,400         1,022

                                                       3,048
                                                   ----------

FOREST PRODUCTS  1.0%

Georgia-Pacific                         14,700         1,058

                                                       1,058
                                                   ----------
TOTAL PROCESS INDUSTRIES                               9,744
                                                   ----------

BASIC MATERIALS  1.5%

METALS  0.7%

Reynolds Metals                         12,900           727

                                                         727
                                                   ----------

MINING  0.8%

LONRHO (GBP)                           111,800           239

Newmont Mining                          12,949           580

                                                         819
                                                   ----------
TOTAL BASIC MATERIALS                                  1,546
                                                   ----------
MISCELLANEOUS COMMON STOCKS 0.2%                         221
                                                   ----------

TOTAL COMMON STOCKS AND
WARRANTS (COST  $81,387)                              89,581
                                                   ----------

                                       _

T. Rowe Price Equity Income Portfolio
December 31, 1996

                                    SHARES/PAR         VALUE
-------------------------------------------------------------
                                                In thousands
CORPORATE BONDS  0.4%

B.F. Saul REIT, Sr. Secured
   Notes, 11.625%
   4/1/02                          $   150,000     $     162

Coca-Cola Bottling Group
   Sr. Sub. Notes
   9.00%, 11/15/03                      25,000            25

El Paso Electric, 1st Mtg.
   Notes, 8.90%
   2/1/06                              200,000           209

TOTAL CORPORATE BONDS
(COST  $380)                                             396

U.S. GOVERNMENT OBLIGATIONS  2.2%

U.S. Treasury Bonds
   6.00%, 2/15/26                      500,000           455

   6.25%, 8/15/23                       20,000            19

U.S. Treasury Notes
   5.625%, 2/15/06                     250,000           237

   5.75%, 8/15/03                      400,000           388

   5.875%, 2/15/04                      20,000            19

   6.50%, 5/31/01                      700,000           708

   7.00%, 7/15/06                      400,000           416

   7.375%, 11/15/97                     20,000            20

TOTAL U.S. GOVERNMENT
OBLIGATIONS (COST  $2,227)                             2,262
                                                   ----------

SHORT-TERM INVESTMENTS  10.4%

COMMERCIAL PAPER  10.4%

BHF Finance (Delaware)
   5.30%, 4/11/97                    1,000,000           985

Investments in Commercial
   Paper through a joint
   account 6.75 - 7.10%
   1/2/97                            2,832,729         2,832

Island Finance Puerto Rico
   5.47%, 1/9/97                    $2,000,000     $   1,998

Preferred Receivables Funding
   5.35%, 2/3/97                     1,000,000           995

Tasmanian Public Finance
   5.43%, 2/18/97                    2,000,000         1,986

Unifunding, 5.44%, 1/6/97            2,000,000         1,998


TOTAL SHORT-TERM INVESTMENTS
(COST  $10,794)                                       10,794
                                                   ----------

TOTAL INVESTMENTS IN SECURITIES

99.3% of Net Assets
(Cost $94,788)                                     $ 103,033

Other Assets Less Liabilities                            718
                                                   ----------

NET ASSETS                                         $ 103,751
                                                   ----------

NET ASSETS CONSIST OF:

Accumulated net realized
gain/loss - net of distributions                   $     934

Net unrealized gain (loss)                             8,245

Paid-in-capital applicable to 6,800,066
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized                                94,572

NET ASSETS                                         $ 103,751
                                                   ----------

NET ASSET VALUE PER SHARE                          $   15.26
                                                   ----------

   * Non-income producing
REIT Real Estate Investment Trust
 CHF Swiss franc
 GBP British sterling
The accompanying notes are an integral part of these financial statements.

                                       _

STATEMENT OF OPERATIONS

T. Rowe Price Equity Income Portfolio
In thousands

                                                      Year
                                                     Ended
                                                  12/31/96
INVESTMENT INCOME
Income
   Dividend                                     $    1,457
   Interest                                            480
                                               ------------
   Total income                                      1,937
                                               ------------

Expenses
   Investment management and administrative            435
                                               ------------
Net investment income                                1,502
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities               1,676
                                               ------------

Change in net unrealized gain or loss on
   Securities                                        6,822
   Other assets and liabilities
   denominated in foreign currencies                    (1)
                                               ------------
Change in net unrealized gain or loss                6,821
                                               ------------
Net realized and unrealized gain (loss)              8,497
                                               ------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                          $    9,999
                                               ============

The accompanying notes are an integral part of these financial statements.


                                       _

STATEMENT OF CHANGES IN NET ASSETS

T. Rowe Price Equity Income Portfolio
In thousands

                                          Year
                                         Ended
                                      12/31/96   12/31/95
INCREASE (DECREASE) IN NET ASSETS

Operations
  Net investment income            $     1,502   $       195
  Net realized gain (loss)               1,676            59
  Change in net unrealized gain
  or loss                                6,821         1,398
                                   --------------------------
  Increase (decrease) in net
  assets from operations                 9,999         1,652
                                   --------------------------

Distributions to shareholders
  Net investment income                 (1,787)         (243)
  Net realized gain                       (470)          (55)
                                   --------------------------
  Decrease in net assets from
  distributions                         (2,257)         (298)
                                   --------------------------

Capital share transactions*
  Shares sold                           89,085        12,026
  Distributions reinvested               2,256           297
  Shares redeemed                      (10,297)       (1,266)
                                   --------------------------

  Increase (decrease) in net assets
  from capital share transactions       81,044        11,057
                                   --------------------------
Net equalization                           307            55
                                   --------------------------

NET ASSETS

Increase (decrease) during period       89,093        12,466
Beginning of period                     14,658         2,192
                                   --------------------------

END OF PERIOD                      $   103,751   $    14,658
                                   ==========================

*Share information
  Shares sold                            6,273           978
  Distributions reinvested                 153            25
  Shares redeemed                         (736)         (103)
                                   --------------------------
  Increase (decrease) in shares
  outstanding                            5,690           900

The accompanying notes are an integral part of these financial statements.

                                      __

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Portfolio
December 31, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc., (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

NOTE 2 - INVESTMENT TRANSACTIONS

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $79,590,000 and $7,988,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

                                      __

T. Rowe Price Equity Income Portfolio

     ___________________________________________________________________________

     Undistributed net investment income      $      (22,000)
     Undistributed net realized gain                (286,000)
     Paid-in-capital                                 308,000

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $94,788,000, and net unrealized gain aggregated $8,245,000, of which $8,971,000 related to appreciated investments and $726,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $54,000 was payable at December 31, 1996. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

                                      __

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE EQUITY SERIES, INC. AND SHAREHOLDERS OF THE EQUITY INCOME PORTFOLIO

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     January 20, 1997

                                      __

ANNUAL REPORT


December 31, 1996



_______________________________________________________________________
NEW AMERICAN GROWTH PORTFOLIO



                                      Invest With Confidence [LOGO APPEARS HERE]
                                      T. Rowe Price

DEAR INVESTOR

Stock prices continued their record-breaking advance in the second half of 1996 with all the major market indices setting new highs near year-end. A brief but sharp correction around midyear, caused by an increase in long-term bond yields of over one percentage point, was followed by a surprising surge back into record territory over the last five months of the year.

     The 1996 return of 23% for the unmanaged Standard & Poor's 500 Stock Index was particularly impressive coming in the aftermath of 1995's nearly 38% advance. The 1995-96 market was the first period of back-to-back gains exceeding 20% since 1982-83, the beginning of this record 15-year bull market. The cumulative gain of 69% for the past two years was the best for the S&P 500 since 1975-76.

     The New America Growth Portfolio had a strong first half, outperforming both the S&P 500 and the average growth fund as measured by the Lipper Growth Funds Average. The second half, however, proved to be tougher sledding, as the fund trailed both the market and its peer average. For the full year, the fund also lagged the S&P 500 but outperformed the average growth fund.

     Performance Comparison

     Periods Ended 12/31/96              6 Months                 12 Months
     ----------------------------------------------------------------------
     New America
     Growth Portfolio                      5.77%                    20.09%
     S&P 500                              11.68                     22.96
     Lipper Growth
     Funds Average                         8.23                     19.24

YEAR-END DISTRIBUTIONS

     The fund's Board of Directors declared an income distribution of $0.02 and a long-term capital gain distribution of $0.12 per share. Both were paid on December 30 to shareholders of record on December 26. You should have received your statement reflecting these distributions in early January.

MARKET ENVIRONMENT

     The surprising feature of 1996's record-breaking market is that it occurred while interest rates rose. The primary impetus for this long bull market was a secular decline in interest rates that took long rates from a high of 14% in early 1982 to less than 6% in late 1995. Long-term rates rose approximately 75 basis points overall in 1996 (100 basis points equal one percentage point), and yet the market cruised to new highs after a brief skittish period around midyear.

     The stock market was able to buck the backup in long-term interest rates for several reasons. First, underlying inflation in the economy showed little change and remained close to 3% with very few signs of a pickup. Rising inflation is anathema to a strong stock market. Also, the market responded favorably to steady economic growth at a moderate, sustainable overall rate of 2.3% for 1996. Just as important, corporate profits remained surprisingly strong for this stage of the economic cycle. We have now had six consecutive years of economic growth without any signs of a recession, and for 1996 the average company in the S&P 500 should report profit gains in excess of 10%.

     Investors also viewed 1996's election results favorably. Both parties seem to have become more moderate over the past four years. Furthermore, the split control of the Executive and Legislative branches of government between the two parties assured investors that no radical changes to the status quo on tax, business, and social issues would upset the economy's underlying strength and growth.

     Lastly, record mutual fund inflows and merger and acquisition activity created strong demand for stocks in 1996 that was only partially offset by a record amount of new stock issuance by corporations. Domestic equity mutual fund inflows tailed off somewhat late in the year, but initial reports in January suggest a sharp pickup in early 1997.

     Overall, the positive economic, inflation, profit, supply and demand, and psychological environment helped drive the market to record levels. Your fund outperformed in the first half while interest rates were rising and investors feared this increase would choke off the economy's growth. Growth stocks led the way in the first half, while cyclicals lagged. Your fund's focus on noncyclical growth companies in service businesses led us to many of the best-performing sectors of the market. In the second half, as investors realized that moderately higher interest rates would not choke off the economy,

                                    ______
     cyclicals regained market favor while growth stocks and your fund lagged.

PORTFOLIO REVIEW

     In the first half, the fund's strong performance was concentrated in the business services sector with top holdings such as HFS, ADT, and Alco Standard leading the way. Overall, business services positions underperformed in the second half, giving back some of the first half's strong gains. Financial services companies were the fund's best performers in the second half, as interest rates stabilized and fears of further rises subsided. Insurers MGIC Investment and ACE Limited and consumer lender Norwest were among our best holdings in this area. The two largest contributors to fund performance in the last six months were two drug retailers, Revco and Eckerd. Revco rose over 50% in the second half as it rebounded following a failed takeover attempt by Rite Aid, and Eckerd climbed just under 50% in response to the continued takeover activity in the group as well as to strong underlying fundamentals.

     For the full year, business services holdings were our best performers. In fact, the top five contributors to fund performance all were in this category. Coincidentally, our best performer for the year was home security company, ADT, which was the object of a failed takeover attempt during the year by Republic Industries, our second-largest contributor. Republic is a rapidly growing solid waste disposal and auto retailing company, headed up by well-known entrepreneur Wayne Huizenga. Another solid waste disposal company, USA Waste Services, was our third-best performer. During the year, USA Waste acquired another portfolio holding, Sanifill.

     The worst performers for the year were health care service companies including former top holding United HealthCare, a leading HMO, and Apria Healthcare, a top home health care provider. Earnings were moderately disappointing at both companies, and investors became increasingly wary about managed care companies in general. Several retail holdings, including vitamin marketer General Nutrition and personal computer direct marketer Micro Warehouse, hurt fund performance due to disappointing sales results.

     The major sector diversification of the portfolio has evolved substantially over the course of 1996, as indicated in the accompanying table.

Sector Diversification

                             12/31/95  6/30/96   12/31/96
     ----------------------------------------------------
     Financial Services         10%      17%        20%

     Consumer Services          40       32         30

     Business Services          41       42         41

     Reserves                    9        9          9
     ----------------------------------------------------
     Total                     100%     100%       100%

     The most significant change was a doubling of our financial services weighting during 1996 from 10% to 20% of the portfolio. New additions in early 1996 included Norwest, Green Tree Financial, and PMI Group. We added to financial services names in the second half by boosting our holdings in existing companies. As noted earlier, this sector was our best performer in the second half. Consumer holdings were trimmed from 40% to 30% of the portfolio as we anticipated an increasingly competitive environment for retailers, restaurant companies, entertainment companies, and communications providers. Business services, our largest sector, was little changed over the year and remains our most fertile area for sustainable, high-growth service companies.

     Portfolio characteristics remain strong. Our analysts forecast 18% annual earnings growth for the portfolio companies over the next five years, 50% higher than the forecasted growth for the S&P 500. Our portfolio sells at a valuation premium of less than 20%, based on its average P/E ratio, which seems a very reasonable trade-off for the much higher expected growth.

Portfolio Characteristics

                                        New America
     As of 12/31/96                   Growth Portfolio    S&P 500
     -------------------------------------------------------------
     Earnings Growth Rate
     Estimated Next 5 Years *                18.0%          12.2%

     Profitability - Return on
     Equity Latest 12 Months                 15.6           19.4

     Dividend Yield on Stocks                 0.4            2.0

     P/E Ratio (Based on Next 12
     Months' Estimated Earnings)             19.4X          16.5X
     -------------------------------------------------------------

     * Earnings forecasts are based on T. Rowe Price research and are in no way indicative of future investment returns.

OUTLOOK

     While the better-than-20% annual stock market returns of the past two years are clearly not replicable going forward, the favorable environment that drove the market in 1996 remains largely in place as we begin 1997. Economic growth is solid, profit momentum is strong, inflation remains low, and investor appetite for stocks continues at record levels.

     Our portfolio companies remain vibrant and should continue to show strong earnings growth even if overall economic growth falls off. Having cooled down a bit over the past six months, the valuation characteristics of the portfolio look more attractive. We believe that the fund's focus on less cyclical, consistent high-growth companies,

                                     ____
     operating primarily in service businesses, will continue to provide shareholders with above-average long-term returns.

     Respectfully submitted,

     /s/ John H. Laporte

     John H. Laporte
     President


     /s/ Brian W. H. Berghuis

     Brian W. H. Berghuis
     Executive Vice President

     January 20, 1997

PORTFOLIO HIGHLIGHTS

Twenty-Five Largest Holdings



                                        Percent of
                                        Net Assets
                                         12/31/96
--------------------------------------------------
ADT                                         2.7%
--------------------------------------------------
HFS                                         2.5
--------------------------------------------------
PriceCostco                                 2.3
--------------------------------------------------
Franklin Resources                          2.3
--------------------------------------------------
ACE Limited                                 2.2
--------------------------------------------------
CUC International                           2.2
--------------------------------------------------
Alco Standard                               2.1
--------------------------------------------------
USA Waste Services                          2.1
--------------------------------------------------
Quorum Health Group                         2.1
--------------------------------------------------
Comcast                                     2.1
--------------------------------------------------
Western Atlas                               2.0
--------------------------------------------------
General Nutrition                           2.0
--------------------------------------------------
Columbia/HCA Healthcare                     1.9
--------------------------------------------------
UNUM                                        1.9
--------------------------------------------------
Corporate Express                           1.9
--------------------------------------------------
La Quinta Inns                              1.9
--------------------------------------------------
Revco                                       1.9
--------------------------------------------------
PMI Group                                   1.8
--------------------------------------------------
Cardinal Health                             1.8
--------------------------------------------------
Norwest                                     1.8
--------------------------------------------------
SunGard Data Systems                        1.8
--------------------------------------------------
Outback Steakhouse                          1.7
--------------------------------------------------
Freddie Mac                                 1.6
--------------------------------------------------
Green Tree Financial                        1.6
--------------------------------------------------
MGIC Investment                             1.6
--------------------------------------------------
Total                                      49.8%
==================================================

T. Rowe Price New America Growth Portfolio

December 31, 1996

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

New America Growth Portfolio

[CHART APPEARS HERE]

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                               Since    Inception
Periods Ended 12/31/96          1 Year     Inception         Date
-----------------------------------------------------------------
New America Growth Portfolio    20.09%        24.60%      3/31/94
-----------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

                                     ____

FINANCIAL HIGHLIGHTS

T. Rowe Price New America Growth Portfolio

                                                 For a share outstanding throughout each period
                                                -----------------------------------------------
                                                     Year                            3/31/94
                                                    Ended                                 to
                                                  12/31/96          12/31/95        12/31/94
NET ASSET VALUE

Beginning of period                             $   15.23        $    10.10         $   10.00

Investment activities
  Net investment income                              0.04              0.03              0.01
  Net realized and
  unrealized gain (loss)                             2.94              5.12              0.09

  Total from
  investment activities                              2.98              5.15              0.10

Distributions
  Net investment income                             (0.04)            (0.02)                -
  Net realized gain                                 (0.50)                -                 -

  Total distributions                               (0.54)            (0.02)                -

NET ASSET VALUE

End of period                                   $   17.67        $    15.23         $   10.10
                                                ----------------------------------------------
Ratios/Supplemental Data

Total return                                        20.09%            51.10%             1.00%

Ratio of expenses to
average net assets                                   0.85%             0.85%             0.85%+

Ratio of net investment
income to average
net assets                                           0.18%             0.23%             0.15%+

Portfolio turnover rate                              27.2%             54.5%             81.0%+

Average commission rate
paid                                             $ 0.0996                 -                 -

Net assets, end of period
(in thousands)                                   $ 60,241        $   12,304         $   2,028


+ Annualized.

The accompanying notes are an integral part of these financial statements.

                                     _____

STATEMENT OF NET ASSETS
T. Rowe Price New America Growth Portfolio
December 31, 1996

                                      Shares/Par        Value
-------------------------------------------------------------------
                                                 In thousands
COMMON STOCKS  90.6%

FINANCIAL SERVICES  19.7%

BANK AND TRUST  1.8%
Norwest                                 25,000     $  1,088

                                                      1,088
                                                -----------------
INSURANCE  7.6%

ACE Limited                             22,500        1,353

MGIC Investment                         12,500          950

PMI Group                               20,000        1,107

UNUM                                    16,000        1,156

                                                      4,566
                                                -----------------

INVESTMENT SERVICES  2.3%

Franklin Resources                      20,000        1,367

                                                      1,367
                                                -----------------
OTHER FINANCIAL SERVICES  8.0%

Associates First Capital                 7,500          331

Fannie Mae                              17,000          633

Freddie Mac                              9,000          991

Green Tree Financial                    25,000          966

Household International                  8,000          738

Mercury Finance                         62,600          767

Money Store                             15,000          416

                                                      4,842
                                                -----------------
TOTAL FINANCIAL SERVICES                             11,863
                                                -----------------
CONSUMER SERVICES  30.1%

RETAILING/GENERAL MERCHANDISERS  2.3%

PriceCostco *                           55,000        1,385

                                                      1,385
                                                -----------------
RETAILING/SPECIALTY MERCHANDISERS  10.2%

AutoZone *                              20,000          550

Circuit City Stores                     20,000          603

Cole National (Class A) *               25,000          656

Eckerd *                                 6,445          206

General Nutrition *                     70,000        1,190

Home Depot                              12,500          627

Kohl's *                                19,500          765

Revco *                                 30,900        1,143

Tommy Hilfiger *                         8,000          384

                                                      6,124
                                               ------------------

ENTERTAINMENT AND LEISURE  3.9%

Carnival (Class A)                      18,700          617

Disney                                   8,500          592


La Quinta Inns                          60,000     $  1,148

                                                      2,357
                                               ------------------

MEDIA/COMMUNICATION SERVICES  6.1%

AirTouch Communications *               25,000          631

Comcast (Class A Special)               70,000        1,247

Cox Communications
  (Class A) *                           10,000          231

Gaylord Entertainment                   35,000          801

Paging Network *                        20,900          320

PanAmSat *                              16,000          450

                                                      3,680
                                               ------------------

RESTAURANTS/FOOD DISTRIBUTION  4.0%

Boston Chicken *                        24,000          861

Lone Star Steakhouse
  & Saloon *                            20,000          536

Outback Steakhouse *                    38,000        1,012

                                                      2,409
                                               ------------------

PERSONAL SERVICES  3.6%

CUC International *                     56,250        1,336

Service Corp.                           30,000          840

                                                      2,176
                                               ------------------
TOTAL CONSUMER SERVICES                              18,131
                                               ------------------

BUSINESS SERVICES  39.9%

HEALTH CARE SERVICES  7.6%

Apria Healthcare *                      30,500          572

Columbia/HCA Healthcare                 28,500        1,162

PacifiCare Health Systems
  (Class B) *                           11,000          936

Quorum Health Group *                   42,500        1,259

Vencor *                                21,000          664

                                                      4,593
                                               ------------------

DISTRIBUTION SERVICES  4.9%

Alco Standard                           25,000        1,291

Cardinal Health                         18,750        1,092

Patterson Dental *                      19,100          537

                                                      2,920
                                               ------------------

COMPUTER SERVICES  6.0%

BISYS Group *                           22,500          834

Ceridian *                               8,000          324

Electronic Data Systems                 13,500          584

First Data                              22,000          803

SunGard Data Systems *                  27,000        1,076

                                                      3,621
                                               ------------------

T. Rowe Price New America Growth Portfolio
December 31, 1996

                                      Shares/Par        Value
-------------------------------------------------------------------
                                                 In thousands
ENVIRONMENTAL SERVICES  3.2%

Republic Industries *                   21,000     $    655

USA Waste Services *                    40,000        1,275

                                                      1,930
                                                  -----------------

ENERGY SERVICES  6.3%

BJ Services *                           16,000          816

Camco International                     15,000          692

Schlumberger                             3,500          349

Smith International *                   16,000          718

Western Atlas *                         17,000        1,205

                                                      3,780
                                                  -----------------

OTHER BUSINESS SERVICES  11.9%

ADT *                                   70,000        1,601

ADVO                                    27,500          385

Catalina Marketing *                    14,000          772

Corporate Express *                     39,000        1,148

HFS *                                   25,000        1,494

Interim Services *                      24,800          880

Micro Warehouse *                        9,000          105

Paychex                                  2,700          139

Scholastic *                             9,800          655

                                                      7,179
                                                  -----------------
TOTAL BUSINESS SERVICES                              24,023
                                                  -----------------
MISCELLANEOUS COMMON STOCKS 0.9%                        551
                                                  -----------------
TOTAL COMMON STOCKS (COST  $47,931)                  54,568
                                                  -----------------

SHORT-TERM INVESTMENTS  9.0%

COMMERCIAL PAPER  9.0%

Asset Securitization

  Cooperative, 4(2)
  5.30%,
  2/6-2/20/97                      $ 2,000,000        1,988

Delaware Funding, 4(2),
  5.45%, 1/10/97                     1,000,000          999

Investments in Commercial

  Paper through a
  joint account
  6.75 - 7.10%
  1/2/97                           $ 1,460,606     $  1,460
Preferred Receivables Funding

  5.35%, 1/13/97                     1,000,000          998

TOTAL SHORT-TERM INVESTMENTS
(COST  $5,445)                                        5,445
                                                   -----------
TOTAL INVESTMENTS IN SECURITIES
99.6% of Net Assets (Cost $53,376)                 $ 60,013

Other Assets Less Liabilities                           228
                                                   -----------
NET ASSETS                                         $ 60,241
                                                   -----------

NET ASSETS CONSIST OF:

Accumulated net realized gain/loss -
 net of distributions                              $    198
Net unrealized gain (loss)                            6,637
Paid-in-capital applicable to 3,409,303
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
authorized                                           53,406
                                                   -----------
NET ASSETS                                         $ 60,241
                                                   -----------

NET ASSET VALUE PER SHARE                          $  17.67
                                                   -----------

*     Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."


The accompanying notes are an integral part of these financial statements.

                                     ____

STATEMENT OF OPERATIONS
T. Rowe Price New America Growth Portfolio
In thousands

                                                  Year
                                                 Ended
                                              12/31/96
INVESTMENT INCOME

Income
  Interest                                   $     222
  Dividend                                         154
                                             ------------
  Total income                                     376
                                             ------------

Expenses
  Investment management and administrative         311
                                             ------------
Net investment income                               65
                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on securities             637
Change in net unrealized gain or loss
on securities                                    5,130
                                             ------------
Net realized and unrealized gain (loss)          5,767
                                             ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                       $   5,832
                                             ============

The accompanying notes are an integral part of these financial statements.

                                     ____

STATEMENT OF CHANGES IN NET ASSETS
T. Rowe Price New America Growth Portfolio
In thousands

                                                          Year
                                                         Ended
                                                      12/31/96    12/31/95
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income                              $    65     $    11
  Net realized gain (loss)                               637         385
  Change in net unrealized gain or loss                5,130       1,472
                                                   -----------------------
  Increase (decrease) in net assets
  from operations                                      5,832       1,868
                                                   -----------------------
Distributions to shareholders
  Net investment income                                  (92)         (4)
  Net realized gain                                     (765)          -
                                                   -----------------------
  Decrease in net assets from distributions             (857)         (4)
                                                   -----------------------
Capital share transactions*
  Shares sold                                         51,507       9,399
  Distributions reinvested                               857           4
  Shares redeemed                                     (9,492)       (998)
                                                   -----------------------
  Increase (decrease) in net assets from capital
  share transactions                                  42,872       8,405
                                                   -----------------------
  Net equalization                                        90           7
                                                   -----------------------
NET ASSETS

Increase (decrease) during period                     47,937      10,276
Beginning of period                                   12,304       2,028
                                                   -----------------------
END OF PERIOD                                        $60,241     $12,304
                                                   =======================

*Share information
  Shares sold                                          3,117         680
  Distributions reinvested                                52           -
  Shares redeemed                                       (568)        (73)

Increase (decrease) in shares outstanding              2,601         607
                                                   -----------------------

The accompanying notes are an integral part of these financial statements.

                                     ____

NOTES TO FINANCIAL STATEMENTS
T. Rowe Price New America Growth Portfolio
December 31, 1996

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc., (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

NOTE 2 - INVESTMENT TRANSACTIONS

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $47,326,000 and $8,935,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

     __________________________________________________________________________

     Undistributed net investment income                $  (72,000)
     Undistributed net realized gain                       (43,000)
     Paid-in-capital                                       115,000

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $53,376,000, and net unrealized gain aggregated $6,637,000, of which $8,119,000 related to appreciated investments and $1,482,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $30,000 was payable at December 31, 1996. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

                                     ____

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE EQUITY SERIES, INC.
AND SHAREHOLDERS OF THE NEW AMERICA GROWTH PORTFOLIO

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New America Growth Portfolio (one of the portfolios constituting T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     January 20, 1997

                                     ____

                          Montgomery Variable Series:
                             Emerging Markets Fund

                                 ANNUAL REPORT
                               December 31, 1996


                                    [LOGO]

                             THE MONTGOMERY FUNDS
                                Invest wisely.

Montgomery Variable Series: Emerging Markets Fund
Portfolio Highlights
December 31, 1996

     In Latin America, we expect 1997 to be the year when Brazil will deliver the "big ticket" reforms the world has been waiting for. Should these reforms go through as planned, we also expect real interest rates to fall from their current level of 15%. That, in turn, should stimulate further growth in the economy and the stock market.

     In Europe, stronger economic growth in the region (led by Germany) augers well for the emerging economies there. In the Middle East, Israel's recent decision to withdraw from the Hebron in cause for some optimism about the peace process.

Q. WHY SHOULD AN INVESTOR CONSIDER THE MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND?

A. The emerging market economies continue to grow at a rate of nearly 6% a year. Inflation and real interest rates in many of these nations are also headed downward, and we expect companies in them to post average real earnings growth of 20 to 25%. We are convinced that 1997 could prove to be the year of the emerging markets bull run, and we believe that excellent long-term opportunities are opening up for investors who have the wherewithal to wait out the inevitable ups and downs of these markets.

                              Top Five Countries
                     (as a percentage of total net assets)

          -----------------------------------------------------
          Brazil........................................  15.1%
          Malaysia......................................  12.6
          China/Hong Kong...............................   7.8
          South Africa..................................   6.5
          Portugal......................................   5.2
          -----------------------------------------------------

                               Top Ten Holdings
                     (as a percentage of total net assets)

          -----------------------------------------------------
          Uniao de Bancos Brasileiros...................   2.7%
          Telebras, ADR.................................   2.7
          Banco Bradesco................................   2.5
          Sonae Investmentos............................   2.4
          Lonrho........................................   2.3
          IOI Corporation Oxygen, Inc...................   2.1
          IJM Corporation Berhad........................   2.0
          Telefonos de Venezuela, ADR...................   1.9
          Capital Portugal Fund.........................   1.8
          Compania de Telefonos de Chile, ADR...........   1.8
          -----------------------------------------------------

               MONTGOMERY VARIABLE SERIES: EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Portfolio Investments
December 31, 1996

COMMON STOCKS--78.7%
    SHARES                                                                VALUE (NOTE 1)
               ARGENTINA--4.5%
     150,300   Astra Cia Argentina de Petroleo (Oil)                       $  287,126
      11,524   Banco Frances del Rio de La Plata, ADR (Banks)                 316,910
      48,000   Cresud S.A.+ (Real Estate)                                      84,976
      16,200   Inversiones y Representaciones (Real Estate)                    52,012
      42,500   Siderar S.A. (Steel)                                           122,423
      13,600   Telefonica de Argentina, Sponsored ADR
                (Telephone/Networks)                                          351,900
                                                                           ----------
                                                                            1,215,347
                                                                           ----------
               BRAZIL--6.2%
      11,900   Cemig, ADS (Electric Utilities)                                404,243
         580   Centrais Electrobas Sta Cat, GDS+*** (Electric Utilities)       54,123
       7,200   Multicanal, ADR+ (Cable Television)                             92,250
       9,600   Telebras, ADR (Telephone/Networks)                             734,400
   3,670,000   Telec Brasileiras-Telebras ON (Telephone/Networks)             263,127
      12,000   Usiminas, ADR*** (Steel)                                       122,700
                                                                           ----------
                                                                            1,670,843
                                                                           ----------
               CHILE--2.0%
       4,760   Compania de Telefonos de Chile, ADR
                (Telecommunications/Wireless)                                 481,355
       1,000   Sociedad Quimica y Minera de Chile (Chemicals)                  54,125
                                                                           ----------
                                                                              535,480
                                                                           ----------
               CHINA/HONG KONG--7.8%
      21,000   Cheung Kong Holdings (Real Estate)                             186,664
      24,000   China Light and Power Company (Electric Utilities)             106,742
      34,000   China Resources Enterprises Ltd. (Holding)                      76,488
     111,000   Concord Land Development Company Ltd.+ (Real Estate)            48,077
      32,000   Guoco Group, Ltd., ORD (Diversified Financial Services)        179,145
       8,000   Henderson Land Development Company (Real Estate)                80,677
      12,200   HSBC Holdings (Banks)                                          261,051
      41,000   Hutchison Whampoa Ltd. (Conglomerates)                         322,031
      48,000   New World Development Company Ltd. (Holding)                   324,261
      20,000   Shanghai Industrial Holdings Ltd.+ (Conglomerates)              72,920
      44,000   Shangri-La Asia (Lodging)                                       65,137
      15,000   Sun Hung Kai Properties Ltd. (Real Estate)                     183,755
      10,000   Swire Pacific Company, Ltd., Class A (Holding)                  95,352
      38,000   Wheelock and Company, Ltd. (Holding)                           108,333
                                                                           ----------
                                                                            2,110,633
                                                                           ----------
               CZECH REPUBLIC--2.5%
       3,050   SPT Telecom A.S.+ (Telephone/Networks)                         379,708
      33,800   The Czech Value Fund+ (Mutual Funds)                           287,300
                                                                           ----------
                                                                              667,008
                                                                           ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Portfolio Investments (continued)
December 31, 1996


COMMON STOCKS (CONTINUED)
    SHARES                                                                               VALUE (NOTE 1)
               EGYPT--0.3%
       4,000   Tora Cement+ (Cement)                                                       $ 80,757
                                                                                           --------
               GREECE--0.2%
      15,000   Aegek (Heavy Construction)                                                    55,328
                                                                                           --------
               HUNGARY--0.3%
       3,000   Borsodchem, GDR*** (Chemicals)                                                75,450
                                                                                           --------
               INDIA--2.1%
       3,300   Bajaj Auto, Ltd., GDR*** (Auto/Auto Parts)                                   109,939
       3,700   Bajaj Auto, Ltd., GDS (Auto/Auto Parts)                                      123,266
      10,000   Gujarat Ambuja Cement Ltd., GDR*** (Cement)                                   86,000
       5,800   Indian Petrochemicals Corporation Ltd., GDR*** (Chemicals)                    66,990
      16,700   Tata Engineering and Locomotive Company, Ltd., GDR*** (Auto/Auto Parts)      178,523
                                                                                           --------
                                                                                            564,718
                                                                                           --------
               INDONESIA--3.3%
      66,000   Ciputra Development (F)** (Auto/Auto Parts)                                   68,459
      16,000   Hanjaya Mandala Sampoerna (F)** (Tobacco)                                     85,351
      90,000   Semen Gresik (F) (Building Materials)                                        289,585
       1,900   Tambang Timah, GDR (Euro) (Metals and Mining)                                 34,152
      17,600   Tambang Timah, GDR*** (Metals and Mining)                                    316,360
       2,700   Telekomunikas Indonesia, ADR (Telephone/Regional - Local)                     93,150
                                                                                           --------
                                                                                            887,057
                                                                                           --------
               ISRAEL--0.7%
       4,000   Teva Pharmaceuticals, ADR (Pharmacy/Drugs)                                   200,250
                                                                                           --------
               KOREA--2.9%
      18,700   Korea Electric Power Corporation, ADR (Electric Utilities)                   383,350
       2,060   Korea Mobile Telecommunications, ADR (Telephone/Wireless)                     26,523
       1,854   Korea Mobile Telecommunications, ADS (Telephone/Wireless)                     23,870
      14,000   Pohang Iron and Steel Company, Ltd., ADS (Steel)                             283,500
       2,100   Samsung Electronics, Ltd., GDS*** (Electronics)                               38,745
       1,600   Samsung Electronics, Ltd., GDS, Non-voting*** (Electronics)                   29,520
                                                                                           --------
                                                                                            785,508
                                                                                           --------
               MALAYSIA--12.5%
      41,000   Arab Malaysian Corporation (Diversified Financial Services)                  204,554
      15,000   Development and Commercial Bank Holdings Corporation (Banks)                  51,376
      14,000   Genting Berhad (Leisure Time)                                                 96,456
      67,000   Guinness Anchor Berhad (Food and Beverage)                                   164,482
      16,000   Hong Leong Bank Berhad** (Banks)                                              55,751
     228,000   IJM Corporation Berhad (Heavy Construction)                                  537,161
      29,000   Innovest Berhad+ (Real Estate)                                               103,346
     373,000   IOI Corporation Oxygen, Inc. (Chemicals)                                     573,051
      23,000   Leader Universal Holdings Berhad (Telecommunications Equipment)               48,268

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Portfolio Investments (continued)
December 31, 1996

COMMON STOCKS (CONTINUED)
    SHARES                                                                               VALUE (NOTE 1)
               MALAYSIA (CONTINUED)
      37,000   Lingkaran Trans Kota Holdings Berhad+ (Real Estate)                        $   76,183
      10,000   Metacorp Berhad (Chemicals)                                                    25,539
      29,000   New Straits Times** (Newspaper/Publishing)                                    167,650
      36,000   Oriental Holdings Berhad (Auto/Auto Parts)                                    245,179
     169,000   Public Bank Berhad (F)** (Banks)                                              358,008
      29,000   Resorts World Berhad (Leisure Time)                                           132,053
      28,000   Tanjong PLC (Leisure Time)                                                    111,978
      15,000   Telekom Malaysia Berhad** (Telecommunications/Other)                          133,637
      31,000   United Engineers Berhad (Heavy Construction)                                  279,865
                                                                                          ----------
                                                                                           3,364,537
                                                                                          ----------
               MEXICO--2.3%
      14,400   Bufete Industrial S.A.+ (Heavy Construction)                                  306,000
      16,000   Cementos Mexicanos S.A. CPO (Building Materials)                               57,317
      14,000   Grupo Modelo S.A. de C.V., Series C (Food and Beverage)                        81,275
      49,000   Industrias Penoles CPO (Metals and Mining)                                    173,666
                                                                                          ----------
                                                                                             618,258
                                                                                          ----------
               MOROCCO--0.2%
       3,500   Banque Marocaine du Commerce Exterieur, GDR+*** (Banks)                        54,679
                                                                                          ----------
               PERU--0.6%
       4,092   Credicorp, Ltd. (Banks)                                                        75,702
       5,600   Minas Buenaventura, ADR (Metals and Mining)                                    40,743
       2,200   Telefonica del Peru S.A., ADR, Series B (Telephone/Networks)                   41,525
                                                                                          ----------
                                                                                             157,970
                                                                                          ----------
               PHILIPPINES--2.9%
     581,100   Aboitiz Equity Ventures (Conglomerates)                                        58,552
       6,300   Manila Electric Company, Class B (Electric Utilities)                          51,502
     766,000   Metro Pacific Inc., Class B (Conglomerates)                                   189,316
     100,000   Music Semiconductors Corporation+ (Semiconductor)                              49,430
     189,000   PCI Leasing and Financing, Inc.+** (Diversified Financial Services)            49,945
       2,800   Philippine Long Distance Telephone, (Telephone/Long Distance)                 153,840
       2,700   Philippine Long Distance Telephone, ADR (Telephone/Long Distance)             137,700
     514,000   Republic Glass (Glass)                                                         99,673
                                                                                          ----------
                                                                                             789,958
                                                                                          ----------
               PORTUGAL--5.2%
       4,600   Banco Totta E Acores, SA (Banks)                                               86,749
       4,200   Capital Portugal Fund+ (Mutual Funds)                                         484,876
      17,000   Portucel Industries Empresa (Pulp and Paper)                                   98,678
      20,300   Sonae InvestImentos (Conglomerates)                                           642,844
       1,500   Telecel-Comunicacaoes Pessoai, SA+ (Telecommunications/Wireless)               95,776
                                                                                          ----------
                                                                                           1,408,923
                                                                                          ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Portfolio Investments (continued)
December 31, 1996

COMMON STOCKS (CONTINUED)
    SHARES                                                                               VALUE (NOTE 1)
               RUSSIA--3.2%
       2,300   AO Mosenergo, ADS*** (Electric Utilities)                                  $   70,926
           9   Irkutskenegro, RDC+*** (Oilfield Equipment)                                   251,100
       3,300   LukOil Company, ADR (Oil)                                                     153,862
       1,200   Tatneft, ADS+ (Oil)                                                            55,500
       6,950   Tatneft, Sponsored ADR***+ (Oil)                                              333,600
                                                                                          ----------
                                                                                             864,988
                                                                                          ----------
               SINGAPORE--1.7%
     363,000   CDL Hotels International, Ltd. (Real Estate)                                  207,677
      27,000   Far East Levingston (Heavy Construction)                                      140,856
      13,000   Keppel Corporation, ORD (Shipping)                                            101,265
                                                                                          ----------
                                                                                             449,798
                                                                                          ----------
               SLOVAKIA--0.1%
       1,200   VUB Kupon Fund+ (Mutual Funds)                                                 22,508
                                                                                          ----------
               SOUTH AFRICA--6.5%
       4,800   Anglo American Gold Investment Company (Metals and Mining)                    365,502
      36,300   Barlow, Ltd. (Building Materials)                                             321,994
     290,256   Lonrho (Conglomerates)                                                        616,682
      38,600   Sasol, Ltd. (Metals and Mining)                                               457,903
                                                                                          ----------
                                                                                           1,762,081
                                                                                          ----------

               TAIWAN--3.6%
     192,000   Bank Sinopac** (Banks)                                                        208,058
      28,000   Cathay Life Insurance** (Insurance)                                           178,182
      56,000   China Development Corporation** (Diversified Financial Services)              171,054
      73,000   China Steel Corporation** (Steel)                                              68,487
     111,000   Pacific Construction** (Heavy Construction)                                    94,855
      54,000   Taiwan Semiconductor Company** (Semiconductor)                                110,945
      12,200   Yageo Corporation, GDR+*** (Electronics)                                      122,031
                                                                                          ----------
                                                                                             953,612
                                                                                          ----------

               THAILAND--3.9%
       6,200   Ban Pu Coal Public Company, Ltd. (F) (Coal)                                   115,074
      48,000   Bangkok Bank Public Company, Ltd., Series 2 (F) (Banks)                       357,600
      26,000   Electricity Generation Power Company (F) (Electric Utilities)                  70,966
      76,000   IFCT Finance and Securities Plc (F) (Securities Brokerage)                    205,958
      10,000   PTT Exploration and Production Public Company, Ltd. (F) (Oil)                 144,272
       1,300   Siam Cement Public Company, Ltd., Local Series 2 (Building Materials)          40,963
       3,800   Siam Cement Public Company, Ltd. (F) (Building Materials)                     119,722
                                                                                          ----------
                                                                                           1,054,555
                                                                                          ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Portfolio Investments (continued)
December 31, 1996

COMMON STOCKS--(CONTINUED)
    SHARES                                                                               VALUE (NOTE 1)
               TURKEY--1.3%
  1,088,333    Koc Holdings (Holding)                                                     $   190,672
    882,000    Trakya Cam Sanayil (Glass)                                                      44,730
  1,083,000    Turk Sise ve Cam (Glass)                                                       114,841
                                                                                          -----------
                                                                                              350,243
                                                                                          -----------

               VENEZUELA--1.9%
     18,100    Telefonos de Venezuela, ADR+ (Telephone/Networks)                              509,063
                                                                                          -----------

               TOTAL COMMON STOCKS (COST $20,684,538)                                      21,209,552
                                                                                          -----------
PREFERRED STOCKS--8.9%

               BRAZIL--8.9%
 92,940,000    Banco Bradesco (Banks)                                                         673,504
  5,200,000    CESP-Cia Ener Sao Paulo (Electric Utilities)                                   202,725
    396,000    Electropaulo, "B" (Electric Utilities)                                          58,499
 15,500,000    Lojas Americanas (Retail Trade)                                                204,360
    800,000    Petroleo Brasileiro (Oil)                                                      127,418
 22,570,000    Uniao de Bancos Brasileiros (Banks)                                            736,332
394,600,000    Usiminas (Steel)                                                               402,537
                                                                                          -----------
               TOTAL PREFERRED STOCKS (COST $2,313,255)                                     2,405,375
                                                                                          -----------
CONVERTIBLE BONDS--1.8%
PRINCIPAL AMOUNT

               MEXICO--1.2%
   $300,000    Alfa S.A. de C.V.,
               8.000% due 09/15/00*** (Steel)                                                 331,125
                                                                                          -----------
               THAILAND--0.6%
    150,000    Central Pattana Public Company, Ltd.,
               2.750% due 04/10/01 (Real Estate)                                              156,938
                                                                                          -----------
               TOTAL CONVERTIBLE BONDS
               (COST $485,902)                                                                488,063
                                                                                          -----------
WARRANTS--0.1%
(COST $28,571)
        SHARES

               MALAYSIA--0.1%
     24,000    Development and Commercial Bank Holdings Corporation, Warrants,
               Expire 12/27/99+ (Banks)                                                        36,112
                                                                                          -----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Portfolio Investments (continued)
December 31, 1996

RIGHTS - 0.0%#
(COST $0)
        SHARES                                                                                VALUE (NOTE 1)
             ARGENTINA--0.0%#
    150,300  Astra Cia Argentina de Petroleo, Rights,
             Expire 01/10/97+ (Oil)                                                             $         0
                                                                                                -----------
             TOTAL SECURITIES (COST $23,512,266)                                                 24,139,102
                                                                                                -----------
REPURCHASE AGREEMENTS--13.3%
PRINCIPAL AMOUNT

 $1,789,000  Agreement with Bear Stearns Companies Inc. Tri-Party, 7.500% dated
             12/31/96, to be repurchased at $1,789,745, on 01/02/97,
             collateralized by $1,838,660 market value of U.S. Government
             securities, having various maturities and various interest rates                     1,789,000

  1,789,000  Agreement with Chase Manhattan Corporation Tri-Party, 7.500%
             dated 12/31/96, to be repurchased at $1,789,745, on 01/02/97, collateralized by $1,824,832 market value of U.S. Government
             securities, having various maturities and various interest rates                     1,789,000
                                                                                                -----------

             TOTAL REPURCHASE AGREEMENTS (COST $3,578,000)                                        3,578,000
                                                                                                -----------

TOTAL INVESTMENTS (COST $27,090,266*)                                          102.8%            27,717,102
OTHER ASSETS AND LIABILITIES (NET)                                              (2.8)              (751,359)
                                                                               -----            -----------
NET ASSETS                                                                     100.0%           $26,965,743
                                                                               =====            ===========

___________________________
*    Aggregate cost for Federal tax purposes is $27,149,843.
**   Illiquid Security or Special Situation Security (See Note 6 to
     Statements).
*** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#    Amount represents less than 0.1%.
+    Non-income producing security.

Descriptions of securities have not been audited by Deloitte & Touche LLP.


ABBREVIATIONS:
ADR     American Depositary Receipt
ADS     American Depositary Share
(F)     Foreign or alien share.
GDR     Global Depositary Receipt
GDS     Global Depositary Share
ORD     Ordinary
RDC     Russian Depositary Certificate

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Statement of Assets and Liabilities
December 31, 1996


ASSETS:

Investments in securities, at value (Identified cost $27,090,266) (Note 1)
        Securities................................................................                  $24,139,102
        Repurchase agreements.....................................................                    3,578,000
                                                                                                    -----------
Total investments.................................................................                   27,717,102
Cash..............................................................................                      100,461
Foreign currency (Cost $502,449)..................................................                      502,644
Forward foreign currency exchange contracts:
        Forward foreign currency exchange contracts to buy, at value
        (Contract cost $961,133) (Note 3).........................................                      962,903
Receivables:
        Shares of beneficial interest sold........................................                      261,771
        Dividends.................................................................                       28,071
        Interest..................................................................                       10,869
Other Assets:
        Organization costs (Note 1)...............................................                       50,776
                                                                                                    -----------
Total Assets......................................................................                   29,634,597

LIABILITIES:
Forward foreign currency exchange contracts:
        Payable for forward foreign currency exchange contracts
        to buy (Note 3)...........................................................   $  961,133
Payables:
        Investment securities purchased...........................................    1,602,655
        Organization cost.........................................................       61,485
        Management fee............................................................       23,906
        Custodian fees............................................................       10,263
        Trustees' fees and expenses...............................................        1,000
        Shares of beneficial interest redeemed....................................          782
        Other accrued liabilities and expenses....................................        7,630
                                                                                     ----------
Total Liabilities.................................................................                    2,668,854
                                                                                                    -----------
NET ASSETS........................................................................                  $26,965,743
                                                                                                    ===========
NET ASSETS consist of:
Accumulated net investment loss...................................................                  $   (15,221)
Accumulated net realized loss on securities sold, forward foreign
 currency exchange contracts and foreign currency transactions....................                     (101,401)
Net unrealized appreciation of investments, forward foreign currency
 exchange contracts, foreign currency transactions and other net assets...........                      626,197
Shares of beneficial interest.....................................................                       25,320
Additional paid-in capital........................................................                   26,430,848
                                                                                                    -----------
NET ASSETS........................................................................                  $26,965,743
                                                                                                    ===========
Net Asset Value, offering and redemption price per share
 ($26,965,743 - 2,531,992 shares of beneficial interest outstanding)..............                  $     10.65
                                                                                                    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Statement of Operations
For the Period Ended December 31, 1996*


NET INVESTMENT INCOME:

Dividends (Net of foreign withholding taxes of $5,564)............................                  $ 101,935
Interest..........................................................................                     89,692
                                                                                                     --------
Total Investment Income...........................................................                    191,627
                                                                                                     --------
EXPENSES:
Management fee (Note 2)...........................................................   $105,768
Legal and audit fees..............................................................     36,031
Custodian fees....................................................................     31,516
Amortization of organization expenses (Note 1)....................................     11,384
Trustees' fees and expenses (Note 2)..............................................      9,295
Other.............................................................................     15,341
Total Expenses....................................................................                    209,335
Fees deferred by Manager (Note 2).................................................                    (86,264)
                                                                                                     --------
NET EXPENSES......................................................................                    123,071
                                                                                                     --------
NET INVESTMENT INCOME.............................................................                     68,556
                                                                                                     --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (NOTES 1 AND 3)

Net realized gain/(loss) on:
     Security transactions........................................................                   (101,401)
     Forward foreign currency exchange contracts..................................                    (28,943)
     Foreign currency transactions................................................                     11,084
                                                                                                     --------
Net realized loss on investments during the period................................                   (119,260)
                                                                                                     --------
Change in unrealized appreciation/(depreciation) of:
     Securities...................................................................                    626,836
     Forward foreign currency exchange contracts..................................                      1,770
     Foreign currency transactions and net other assets...........................                     (2,409)
                                                                                                     --------
Net unrealized appreciation of investments
     during the period............................................................                    626,197
                                                                                                     --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................................                    506,937
                                                                                                     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                  $ 575,493
                                                                                                     --------

___________________
* Montgomery Variable Series: Emerging Markets Fund commenced operations on February 2, 1996.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Emerging Markets Fund
Statement of Changes in Net Assets
For the Period Ended December 31, 1996*

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income............................................................... $    68,556
Net realized loss on securities, forward foreign currency
 exchange contracts and foreign currency transactions during the period.............    (119,260)
Net unrealized appreciation of securities, forward foreign currency exchange contracts, foreign currency transactions and net other
 assets during the period...........................................................     626,197
                                                                                     -----------
Net increase in net assets resulting from operations................................     575,493

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income............................................     (65,918)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (Note 4).........................  25,956,168
                                                                                     -----------
Net increase in net assets..........................................................  26,465,743

NET ASSETS:
Beginning of period.................................................................     500,000
                                                                                     -----------
End of period....................................................................... $26,965,743
                                                                                     ===========
Accumulated net investment loss..................................................... $   (15,221)
                                                                                     ===========
Financial Highlights
Selected Per Share Data for the Period Ended:
                                                                                        12/31/96*
Net asset value - beginning of period............................................... $     10.00
                                                                                     -----------
Net investment income...............................................................        0.03
Net realized and unrealized gain on investments.....................................        0.65
                                                                                     -----------
Net increase in net assets resulting from investment operations.....................        0.68
Distributions to shareholders:
    Distributions from net investment income........................................       (0.03)
                                                                                     -----------
Net asset value - end of period..................................................... $     10.65
                                                                                     ===========
Total return **.....................................................................        6.79%
                                                                                     ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................................................ $    26,966
Ratio of net investment income to average net assets................................        0.81%+
Ratio of operating expenses to average net assets...................................        1.45%+
Portfolio turnover rate.............................................................          43%
Average commission rate paid (a).................................................... $    0.0002
Net investment loss before deferral of fees and absorption
 of expenses by Manager............................................................. $     (0.01)
Operating expense ratio before deferral of fees and absorption
 of expenses by Manager.............................................................        2.47%+

______________________
* Montgomery Variable Series: Emerging Markets Fund commenced operations on February 2, 1996.
**   Total return represents aggregate total return for the period indicated.
+    Annualized.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The Montgomery Funds III
Notes to Financial Statements

1.   SIGNIFICANT ACCOUNTING POLICIES:

     The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. As of December 31, 1996, the Trust had three series, the Montgomery Variable Series: Growth Fund, the Montgomery Variable Series: Emerging Markets Fund and the Montgomery Variable Series:
     International Small Cap Fund.

     The Trust was organized as a Delaware business trust on August 24, 1994. Prior to the public offerings of shares of the Funds, a limited number of shares were sold to Montgomery Asset Management, L.P. and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, the Funds had no significant operations prior to February 2, 1996, the date on which the Montgomery Variable Series: Emerging Markets Fund commenced operations (i.e., commenced selling shares to the public).

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to the Montgomery Variable Series: Emerging Markets Fund (the "Fund"). The Montgomery Variable Series: Growth Fund and the Montgomery Variable Series:
     International Small Cap Fund are presented under separate covers.

     The following is a summary of significant accounting policies.

     A.   PORTFOLIO VALUATION

          The Fund's securities are valued using current market valuations: either the last reported sales price or, lacking any reported sales, and in the case of fixed income securities, the mean between the closing bid and asked prices. The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust in accordance with methods which are authorized by the Trust's Board of Trustees.

          Short term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B.   DIVIDENDS AND DISTRIBUTIONS

          Dividends, if any, from net investment income of the Fund are declared and paid at least annually.

          Distributions of any short-term capital gains earned by the Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

          Permanent differences incurred during the year ended December 31, 1996, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease to undistributed net investment income of $17,859 and an increase to accumulated realized loss of $17,859.

     C.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Fund may engage in forward foreign currency exchange contracts with off balance sheet risk in the normal course of investing activities in order to manage exposure to market risks. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss.

          When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency exchange contracts have been used solely to establish a rate of exchange for settlement of transactions. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Montgomery Funds III
Notes to Financial Statements
(continued)

     D.   FOREIGN CURRENCY

          Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates on investments have been included in the unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from movement in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities, transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and the portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date.

     E.   REPURCHASE AGREEMENTS

          The Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trust pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, while the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

     F.   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions is recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recognized on an accrual basis. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date.

     G.   FEDERAL INCOME TAXES

          It is the intention of the Fund to qualify and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Fund from all or substantially all Federal income taxes.

     H.   ORGANIZATION COSTS

          Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     a. Montgomery Asset Management, L.P. is the Fund's Manager (the "Manager"). The Manager, a California limited partnership, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The general partner of the Manager is Montgomery Asset Management, Inc. The sole limited partner of the Manager is Montgomery Securities. Under the Advisers Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed controlling persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, it is expected that the Manager may draw upon the research and administrative resources of Montgomery Securities at its discretion in a manner consistent with applicable regulations.

          Pursuant to the investment management agreement ("Investment Management Agreement"), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio

The Montgomery Funds III
Notes to Financial Statements
(continued)

          transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under such Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based upon the average daily net assets of the Fund:

                    First $250 Million      Over $250 Million
                    ------------------      -----------------
                          1.25%                   1.00%

          The Manager has agreed to reduce some or all of its management fee or absorb the Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of interest or taxes, at or below 1.75% of the average daily net assets of the Fund or the maximum allowed by applicable state expense limitations for the Fund.

          Any reductions or absorptions made for the Fund by the Manager of its fees are subject to recovery within the following three years provided the Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. Any of the Manager's voluntary absorptions are also subject to recovery.

          For the period ended December 31, 1996, the Manager has deferred fees of $86,264.

          As of December 31, 1996, the deferred management fees subject to recoupment are $86,264.

     b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or Montgomery Securities, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" receives an annual retainer and quarterly meeting fees totalling $35,000 per annum, as well as reimbursement for expenses, for services as Trustee of all three Trusts advised by the Manager ($5,000 of which will be allocated to the Montgomery Funds III).

     c. The Fund has no sales load and does not pay distribution (Rule 12b-1) fees.

3.   SECURITIES TRANSACTIONS:

     a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the period ended December 31, 1996, were $27,059,237 and $3,456,120, respectively.

     b. At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $1,532,059 and $964,800, respectively.

     c. The schedule of forward foreign currency exchange contracts at December 31, 1996 was as follows:

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY:             CONTRACT VALUE DATE      VALUE (NOTE 1)
             413,581     Brazilian Real                                    01/02/97            $398,019
           1,276,582     Hong Kong Dollar                                  01/03/97             165,051
          45,413,241     Portuguese Escudo                                 01/03/97             292,890
             500,849     South African Commercial Rand                     01/07/97             106,943
                                                                                               --------
                         TOTAL FORWARD FOREIGN CURRENCY EXCHANGE
                         CONTRACTS TO BUY (CONTRACT COST $961,133)                             $962,903
                                                                                               --------

     d.   Under an unsecured Revolving Credit Agreement with Deutsche Bank (New
          York), the Montgomery Variable Series: Emerging Markets Fund, along with other funds of Montgomery Funds I, Montgomery Funds II,and Montgomery Funds III, may for one year starting August 6, 1996, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $300,000,000. For the period ended December 31, 1996, there were no borrowings under this agreement.

The Montgomery Funds III
Notes to Financial Statements
(continued)

4.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

     The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the period indicated below were:

                                                    PERIOD ENDED
                                                 DECEMBER 31, 1996*
                                               SHARES           AMOUNT
               Shares Sold                    2,724,011      $28,483,626
               Issued as Reinvestment
                of Dividends                      6,363           65,918
               Shares Redeemed                 (248,382)      (2,593,376)
                                              ---------      -----------
               Net Increase                   2,481,992      $25,956,168
                                              =========      ===========

____________________

* Montgomery Variable Series: Emerging Markets Fund commenced operations on February 2, 1996.

5.   FOREIGN SECURITIES:

     The Fund purchases securities in emerging market countries. Securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-evaluation of currencies, less reliable information about issuers, differences in the clearance and settlement of securities transactions practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies and the U.S. government.

 6.  SPECIAL SITUATION SECURITIES:

     The Fund may not invest more than 15% of its net assets in illiquid securities. The securities shown in the table below have been determined by the Manager to be illiquid because they are restricted or because there is an exceptionally low trading volume in the primary trading market for these securities at December 31, 1996. These securities are valued at market price:

                                                                     12/31/96
                                       ACQUISITION                    MARKET          VALUE                        % OF TOTAL
            SECURITY                      DATE        SHARES           VALUE        PER SHARE       COST           NET ASSETS
    Bank Sinopac                        07/17/96      192,000         $208,058       $ 1.08        $179,949          0.77%
    Cathay Life Insurance               09/12/96       28,000          178,182         6.36         177,506          0.66
    China Development Corporation       09/12/96       56,000          171,054         3.05         154,621          0.63
    China Steel Corporation             09/12/96       73,000           68,487         0.94          70,710          0.25
    Pacific Construction                09/12/96      111,000           94,855         0.85         106,648          0.35
    PCI Leasing and Financing, Inc.     12/26/96      189,000           49,945         0.26          50,916          0.19
    Taiwan Semiconductor Company        07/17/96       54,000          110,945         2.05          98,957          0.41
                                                                      --------                                       ----
                                                                      $881,526                                      3.26%
                                                                      ========                                      ====

     The following securities held by the Fund on December 31, 1996, are generally unrestricted securities for which reliable market prices can be established. These securities are valued at their market prices. However, because the process of re-registering foreign securities in the Fund's name can take more than seven days, the following shares of each of these securities were deemed temporarily restricted or illiquid in the hands of the Fund at December 31, 1996. The Fund bears the cost of re-registering these securities:

The Montgomery Funds III
Notes to Financial Statements
(continued)

                                                                     12/31/96
                                       ACQUISITION                    MARKET         VALUE                        % OF TOTAL
        SECURITY                         DATE         SHARES           VALUE        PER SHARE         COST        NET ASSETS
    Ciputra Development (F)             10/16/96      22,000         $ 22,820        $ 1.04        $ 59,084         0.08%
    Hanjaya Mandala Sampoerna (F)       07/11/96       3,700           19,737          5.33          89,211         0.07
    Hong Leong Bank Berhad              11/15/96      16,000           55,751          3.48          53,358         0.21
    New Straits Times                   09/04/96      29,000          167,650          5.78         158,862         0.62
    Public Bank Berhad (F)              12/13/96     169,000          358,008          2.12         336,981         1.33
    Telekom Malaysia Berhad             08/20/96      15,000          133,637          8.90         136,263         0.50
                                                                     --------                                       ----
                                                                     $757,603                                       2.81%
                                                                     ========                                       ====

7.   CAPITAL LOSS CARRYFORWARD

     At December 31, 1996, the Fund had available for Federal income tax purposes unused capital losses of $84,636 expiring in 2004.

     Under current tax law, net short-term capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1996, the Fund elected to defer net short-term capital losses of $14,382 occurring between November 1, 1995, and December 31, 1996.

     Such deferred losses will be treated as arising on the first day of the fiscal year ended December 31, 1997.

To the Board of Trustees and the Shareholders of The Montgomery Funds III:

     We have audited the accompanying statement of assets and liabilities, including the portfolio investments, of the Montgomery Variable Series:
     Emerging Markets Fund (the "Fund") as of December 31, 1996, and the related statement of operations, statement of changes in net assets and the financial highlights for the period February 2, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards, Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the period February 2, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP.

San Francisco, California
January 31, 1997

                          Montgomery Variable Series:
                                  Growth Fund

                                 ANNUAL REPORT
                               December 31, 1996




                    [LOGO OF MONTGOMERY FUNDS APPEARS HERE]

                             THE MONTGOMERY FUNDS
                                Invest wisely.

MONTGOMERY VARIABLE SERIES: GROWTH FUND
PORTFOLIO HIGHLIGHTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
Investment Review

  Q. HOW DID THE MONTGOMERY VARIABLE SERIES: GROWTH FUND PERFORM SINCE ITS INCEPTION ON FEBRUARY 9, 1996?

  A. The Montgomery Variable Series: Growth Fund kept pace with the market during the year and continues to lead the index by a wide margin.

  Q. WHERE WAS THE FUND OVERWEIGHT DURING THIS PERIOD? DO YOU STILL HAVE A FAVORABLE OUTLOOK FOR THESE AREAS?

  A. The Montgomery Variable Series: Growth Fund was overweight in three sectors in the second half of 1996: basic materials, such as paper and forest products; consumer cyclicals like retail, lodging and building materials; and technology. Each of these sectors is sensitive to the economic cycle. Although the economy is entering its sixth year of expansion, we are optimistic about continued growth in the U.S. economy and about the relative values offered by the stocks we own in these sectors.

     A recent survey of U.S. paper and forest products companies, for instance, revealed that over the next three years they plan to increase capacity only marginally; many observers, in fact, expect the rate of expansion to near an all-time low. Industry investors have also declined significantly in all product areas over the past six months. At the same time, demand has risen considerably, resulting in significantly higher industry operating rates. We believe these conditions should lead to an upturn in prices for paper and forest products fairly soon. On top of these improving fundamentals, relative stock prices in the group recently hit a 3-year low.

     These trends represent the sort of important fundamental change that we look for and we believe they should help drive these stocks up in the near future.

  Q. ISN'T IT UNUSUAL TO FIND SECTORS SUCH AS BASIC INDUSTRIES AND BUILDING MATERIALS IN A GROWTH FUND?

  A. True, but we believe "growth is where you find it." A key element of our process and our discipline is that we're willing to look at companies and industries other portfolios might overlook because these areas are not considered traditional growth. This can create a meaningful advantage for our shareholders. Remember, we are trying to find companies combining the best future growth prospects at the most reasonable prices .

  Q. AT THE END OF 1996, FOUR STOCKS IN THE MONTGOMERY VARIABLE SERIES:
     GROWTH FUND EACH MADE UP MORE THAT 3% OF ASSETS. TWO OF THEM ARE DAYTON HUDSON AND L.M. ERICSSON. HOW DID THEY PERFORM DURING THE SECOND HALF OF 1996?

  A. Both companies' stocks outperformed the overall market and our outlook for them remains favorable. Dayton Hudson rose about 14% in the last half of 1996, after it reported earnings that surpassed analyst expectations and

Portfolio Manager
-------------------------------------------------
Roger W. Honour..........Senior Portfolio Manager

Andrew Pratt....................Portfolio Manager

Kathryn M. Peters...............Portfolio Manager
-------------------------------------------------
Fund Performance
-------------------------------------------------
    Aggregate total returns for the period
                ended 12/31/96
-------------------------------------------------
          MONTGOMERY VARIABLE SERIES:
                 GROWTH FUND

Since inception (2/9/96)...................27.22%

                S&P 500 INDEX

Since (1/31/96)............................18.91%
-------------------------------------------------

Past performance is not guaranteed of future
results. Net asset value, investment return and
principal value will fluctuate so that shares,
when redeemed, may be worth more or less than
their orginal cost.
-------------------------------------------------

Growth of a $10,000 Investment

              [GRAPH APPEARS HERE]

* The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NySE, AMEX, and OTC market.

Montgomery Variable Series: Growth Fund
Portfolio Highlights
December 31, 1996

        its earnings estimates were revised upward. Ericsson's performance was even more exceptional, registering 40% gain in the last half of the year.

        It's important to note that both stocks became large positions in the Montgomery Variable Series: Growth Fund through capital appreciation.

   Q. HOW WILL YOU MANAGE THE MONTGOMERY VARIABLE SERIES: GROWTH FUND GOING FORWARD?

   A. As in the past, we will follow our multidisciplined methodology and seek to creatively provide shareholders with the best available returns, while at the same time taking the least number of necessary risks. Our investment decisions are guided by companies' business fundamentals, not by trying to guess the next hot trend or sector of the market. We invest as we find opportunities that meet our disciplines, and we believe this approach will serve our shareholders over the long term.

                                   TOP FIVE INDUSTRIES
                             (AS A PERCENTAGE OF NET ASSETS)

           --------------------------------------------------------------------
             Software Systems.........................................  10.1%
             Telecommunications Equipment.............................   9.1
             Retail Trade.............................................   7.9
             Pulp and Paper...........................................   7.8
             Banks/Savings and Loan...................................   5.7
           --------------------------------------------------------------------

                               TOP TEN HOLDINGS
                        (AS A PERCENTAGE OF NET ASSETS)

           --------------------------------------------------------------------
             Simulation Sciences, Inc.................................   7.0%
             Canadian National Railway Company........................   3.6
             Dayton Hudson Corporation................................   3.3
             Ericsson (L.M.) Telephone Company, Class B, ADR..........   3.2
             International Paper Company..............................   3.0
             Octel Communications Corporation.........................   3.0
             Golden West Financial Corporation........................   3.0
             Willamette Industries, Inc...............................   3.0
             Masco Corporation........................................   2.3
             Sybase, Inc..............................................   2.3
           --------------------------------------------------------------------

                    MONTGOMERY VARIABLE SERIES: GROWTH FUND
--------------------------------------------------------------------------------
Portfolio Investments
December 31, 1996

COMMON STOCKS--83.2%
   SHARES                                                             VALUE (NOTE 1)
                   AEROSPACE/DEFENSE--1.0%
          900      Gulfstream Aerospace Corporation+                     $   21,825
                                                                         ----------
                   AIRLINES--2.1%
        1,000      Federal Express Corporation+                              44,500
                                                                         ----------
                   APPAREL AND TEXTILES--1.2%
          375      VF Corporation                                            25,312
                                                                         ----------
                   AUTO/AUTO PARTS--1.6%
          600      General Motors Corporation                                33,450
                                                                         ----------
                   BANKS/SAVINGS AND LOAN--5.7%
          400      BankAmerica Corporation                                   39,900
          175      Citicorp                                                  18,025
        1,000      Golden West Financial Corporation                         63,125
                                                                         ----------
                                                                            121,050
                   BUILDING MATERIALS--2.3%
        1,375      Masco Corporation                                         49,500
                                                                         ----------
                   BUSINESS SERVICES--5.4%
        1,575      AccuStaff Inc.+                                           33,272
          250      Computer Sciences Corporation +                           20,531
          700      Forrester Research, Inc.+                                 18,112
          750      Netscape Communications Corporation+                      42,656
                                                                         ----------
                                                                            114,571
                                                                         ----------
                   CONGLOMERATES--1.1%
          450      Tyco International Ltd.                                   23,794
                                                                         ----------
                   DIVERSIFIED FINANCIAL SERVICES--0.4%
          200      Norwest Corporation                                        8,700
                                                                         ----------
                   ELECTRONICS--1.1%
          300      Raychem Corporation                                       24,038
                                                                         ----------
                   FOOD AND BEVERAGE--2.7%
        1,300      Fleming Companies, Inc.                                   22,425
          200      Unilever N.V., ADR                                        35,050
                                                                         ----------
                                                                             57,475
                                                                         ----------
                   HEALTH CARE--0.6%
          200      Oxford Health Plans, Inc.+                                11,713
                                                                         ----------
                   LEISURE TIME--1.4%
          900      GTECH Holdings Corporation+                               28,800
                                                                         ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montomgery Variable Series: Growth Fund
Portfolio Investments (continued)
December 31, 1996

COMMON STOCKS--(continued)
   SHARES                                                                  VALUE (NOTE 1)
                LODGING--2.6%
          325   HFS Inc.+                                                     $    19,419
        1,300   Interstate Hotels Company+                                         36,725
                                                                              -----------
                                                                                   56,144
                                                                              -----------
                MACHINERY AND TOOLS--1.1%
        1,000   Measurex Corporation                                               24,000
                                                                              -----------
                METALS AND MINING--1.5%
        1,050   Freeport-McMoRan Copper and Gold, Inc., Series B                   31,369
                                                                              -----------
                NEWSPAPERS/PUBLISHING--0.9%
        1,000   World Color Press, Inc.+                                           19,250
                                                                              -----------
                OIL--3.7%
          600   Amerada Hess Corporation                                           34,725
          525   Belco Oil & Gas Corporation+                                       14,372
        1,000   Union Pacific Resources Group, Inc.                                29,250
                                                                              -----------
                                                                                   78,347
                                                                              -----------
                OILFIELD EQUIPMENT--3.2%
          350   Schlumberger Ltd.                                                  34,956
          725   Tidewater Inc.                                                     32,806
                                                                              -----------
                                                                                   67,762
                                                                              -----------
                PIPELINES--0.6%
          300   Enron Corporation                                                  12,937
                                                                              -----------
                PULP AND PaPER--7.8%
        1,200   Boise Cascade Corporation                                          38,100
        1,600   International Paper Company                                        64,600
          900   Willamette Industries, Inc.                                        62,888
                                                                              -----------
                                                                                  165,588
                                                                              -----------
                RAILROAD--3.6%
        2,000   Canadian National Railway Company                                  76,000
                                                                              -----------
                REAL ESTATE--0.5%
          200   Starwood Lodging Trust                                             11,025
                                                                              -----------
                RETAIL TRADE--7.9%
        1,800   Dayton Hudson Corporation                                          70,650
          300   Gucci Group                                                        19,163
        1,050   Nordstrom, Inc.                                                    37,209
          400   Saks Holdings, Inc.+                                               10,800
          600   Staples, Inc.+                                                     10,837
          400   TJX Companies, Inc.                                                18,950
                                                                              -----------
                                                                                  167,609
                                                                              -----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montomgery Variable Series: Growth Fund
Portfolio Investments (continued)
December 31, 1996

COMMON STOCKS--(continued)

   SHARES                                                                              VALUE (NOTE 1)
                SEMICONDUCTORS--2.2%
          650   Analog Devices Inc.+                                                      $    22,019
          400   Texas Instruments, Inc.                                                        25,500
                                                                                          -----------
                                                                                               47,519
                                                                                          -----------
                SOFTWARE SYSTEMS - 10.1%
        1,000   Macromedia Inc.+                                                               18,125
       10,000   Simulation Sciences, Inc.+                                                    148,125
        2,875   Sybase, Inc.+                                                                  47,977
                                                                                          -----------
                                                                                              214,227
                                                                                          -----------
                TECHNOLOGY--MISCELLANEOUS - 1.8%
        3,700   Avid Technology Inc.+                                                          38,619
                                                                                          -----------
                TELECOMMUNICATIONS EQUIPMENT--9.1%
        2,250   Ericsson (L.M.) Telephone Company, Class B, ADR                                67,922
          250   General Instrument Corporation New+                                             5,406
          550   Northern Telecom Ltd.                                                          34,031
        3,700   Octel Communications Corporation+                                              64,288
          850   PictureTel Corporation+                                                        21,994
                                                                                          -----------
                                                                                              193,641
                                                                                          -----------
                TOTAL COMMON StOCKS (COST $1,629,615)                                       1,768,765
                                                                                          -----------
REPURCHASE AGREEMENTS--34.9%
PRINCIPAL AMOUNT

     $371,500   Agreement with Bear Stearns Companies Inc. Tri-Party 7.500% dated
                12/31/96, to be repurchased at $371,655, on 01/02/97, collateralized by $381,812 market value of U.S. Government securities, having
                various maturities and various interest rates                                 371,500
                                                                                          -----------
      371,500   Agreement with Chase Manhattan Corporation Tri-Party, 7.500% dated
                12/31/96, to be repurchased at $371,655, on 01/02/97, collateralized by
                $378,941 market value of U.S. Government securities, having various
                maturities and various interest rates                                         371,500
                                                                                          -----------
                TOTAL REPURCHASE AGREEMENTS (COST $743,000)                                   743,000
                                                                                          -----------
TOTAL INVESTMENTS (cOST $2,372,615*)                                  118.1 %               2,511,765
OTHER ASSETS AND LIABILITIES (NET)                                   ( 18.1)                 (385,070)
                                                                     --------            ------------
NET ASSETS                                                            100.0 %              $2,126,695
                                                                     ========            ============

______________________
*    Aggregate cost for Federal tax purposes is $2,379,803.
+    Non-income producing security.
Descriptions of securities have not been audited by Deloitte & Touche LLP.

ABBREVIATION:
ADR  American Depositary Receipt


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Statement of Assets and Liabilities
December 31, 1996

ASSETS:
Investments in securities, at value (Identified cost $2,372,615)(Note 1)
        Securities..........................................................                        $   1,768,765
        Repurchase agreements...............................................                              743,000
                                                                                                    -------------
        Total investments...................................................                            2,511,765
Cash........................................................................                                  194
Receivables:
        Investment securities sold..........................................                               11,748
        Expenses absorbed by Manager (Note 2)...............................                                4,067
        Shares of beneficial interest sold..................................                                2,915
        Dividends...........................................................                                  875
        Interest............................................................                                  154
Other Assets:
        Organization costs (Note 1).........................................                               50,870
                                                                                                    -------------
Total Assets................................................................                            2,582,588

LIABILITIES:
Payables:
        Investment securities purchased.....................................    $   345,816
        Organization cost...................................................         60,235
        Shares of beneficial interest redeemed..............................         36,949
        Trustees' fees and expenses.........................................          1,500
        Custody fees........................................................            772
        Other accrued liabilities and expenses..............................         10,621
                                                                                -----------
Total Liabilities...........................................................                              455,893
                                                                                                    -------------
NET ASSETS..................................................................                        $   2,126,695
                                                                                                    =============
NET ASSETS CONSIST OF:
Accumulated net realized gain on securities sold............................                        $      13,765
Net unrealized appreciation of investments..................................                              139,150
Shares of beneficial interest...............................................                                1,725
Additional paid-in capital..................................................                            1,972,055
                                                                                                    -------------
NET ASSETS..................................................................                        $   2,126,695
                                                                                                    =============
Net Asset Value, offering and redemption price per share
($2,126,695 divided by 172,459 shares of beneficial interest
outstanding)................................................................                        $       12.33
                                                                                                    =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Statement of Operations
For the Period Ended December 31, 1996*

NET INVESTMENT INCOME:
Interest........................................................                                $   20,333
Dividends (Net of foreign withholding taxes of $75).............                                     6,327
                                                                                                ----------
Total Investment Income.........................................                                    26,660

EXPENSES:
Legal and audit fees............................................     $   29,179
Amortization of organization expenses (Note 1)..................         11,197
Management fee (Note 2).........................................         10,449
Trustees' fees and expenses (Note 2)............................          9,795
Custodian fees..................................................          3,758
Transfer agency fees............................................          1,021
Other...........................................................          7,481
                                                                     ----------
Total Expenses..................................................                                    72,880
Fees deferred and expenses absorbed by Manager (Note 2).........                                   (72,827)
                                                                                                ----------
Net Expenses....................................................                                        53
                                                                                                ----------
Net Investment Income...........................................                                    26,607
                                                                                                ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net realized gain on investments during the period..............                                    74,537
Net unrealized appreciation of investments during the period....                                   139,150
                                                                                                ----------
Net Realized and Unrealized Gain on Investments.................                                   213,687
                                                                                                ----------
Net Increase in Net Assets Resulting from Operations............                                $  240,294
                                                                                                ==========
Statement of Changes in Net Assets
For the Period Ended December 31, 1996*

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income...........................................                                $   26,607
Net realized gain on investments during the period..............                                    74,537
Net unrealized appreciation of investments during the period....                                   139,150
                                                                                                ----------
Net increase in net assets resulting from operations............                                   240,294

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income........................                                   (26,562)
Distributions from net realized gains on investments............                                   (60,772)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (Note 4).....                                 1,854,346
                                                                                                ----------
Net increase in net assets......................................                                 2,007,306

NET ASSETS:
Beginning of period.............................................                                   119,389
                                                                                                ----------
End of period...................................................                                $2,126,695
                                                                                                ----------

________________________
* Montgomery Variable Series: Growth Fund commenced operations on February 9, 1996.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Montgomery Variable Series: Growth Fund
Financial Highlights
Selected Per Share Data for the Period Ended:

                                                                                    12/31/96*
Net asset value--beginning of period...........................................  $      10.08
                                                                                 ------------
Net investment income..........................................................          0.15
Net realized and unrealized gain on investments................................          2.59
                                                                                 ------------
Net increase in net assets resulting from investment operations................          2.74
Distributions to Shareholders:
        Distributions from net investment income...............................         (0.15)
        Distributions from net realized gains on investments...................         (0.34)
                                                                                 ------------
        Total Distributions....................................................         (0.49)
                                                                                 ------------
Net asset value - end of period................................................       $ 12.33
                                                                                 ============
Total return **................................................................         27.22 %
                                                                                 ============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................................  $      2,127
Ratio of net investment income to average net assets...........................          2.55 %+
Ratio of operating expenses to average net assets..............................          0.01 %+
Portfolio turnover rate........................................................            78 %
Average commission rate paid (a)...............................................  $     0.0520
Net investment loss before deferral of fees and absorption
        of expenses by Manager.................................................  $      (0.27)
Operating expense ratio before deferral of fees and absorption
        of expenses by Manager.................................................          6.98 %+

_____________________________
*    Montgomery Variable Series: Growth Fund commenced operations on
     February 9, 1996.
**   Total return represents aggregate total return for the period indicated.
+    Annualized.
(a) Average commission rate paid per share of securities purchased and sold by the Fund.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

The Montgomery Funds III
Notes to Financial Statements

1.   SIGNIFICANT ACCOUNTING POLICIES:

     The Montgomery Funds III (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. As of December 31, 1996, the Trust had three series, the Montgomery Variable Series: Growth Fund, the Montgomery Variable Series: Emerging Markets Fund and the Montgomery Variable Series:
     International Small Cap Fund.

     The Trust was organized as a Delaware business trust on August 24, 1994. Prior to the public offerings of shares of the Funds, a limited number of shares were sold to Montgomery Asset Management, L.P. and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, the Funds had no significant operations prior to February 2, 1996, the date on which the Montgomery Variable Series: Emerging Markets Fund commenced operations (i.e., commenced selling shares to the public).

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Information presented in these financial statements pertains to the Montgomery Variable Series: Growth Fund (the "Fund"). The Montgomery Variable Series: Emerging Markets Fund and the Montgomery Variable Series:
     International Small Cap Fund are presented under separate covers.

     The following is a summary of significant accounting policies.

     A.   PORTFOLIO VALUATIONS

          The Fund's securities are valued using current market valuations: either the last reported sales price or, lacking any reported sales, and in the case of fixed income securities, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust in accordance with methods which are authorized by the Trust's Board of Trustees.

          Short term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B.   DIVIDENDS AND DISTRIBUTIONS

          Dividends, if any, from net investment income of the Fund are declared and paid at least annually.

          Distributions of any short-term capital gains earned by the Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

          Permanent differences incurred during the year ended December 31, 1996, resulting from differences in book and tax accounting have been reclassified at year end to reflect a decrease to undistributed net investment income of $773 and an increase to paid-in capital of $773.

     C.   REPURCHASE AGREEMENTS

          The Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trust pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, during the period while the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

The Montgomery Funds III
Notes to Financial Statements
(continued)

     D.   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recognized on an accrual basis.

     E.   FEDERAL INCOME TAXES

          It is the intention of the Fund to qualify and elect treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Fund from all or substantially all Federal income taxes.

     F.   ORGANIZATION COSTS

          Expenses incurred in connection with the organization of the Fund are amortized on a straight-line basis over a period of five years from commencement of operations.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     a.   Montgomery Asset Management, L.P. is the Fund's Manager
          (the "Manager"). The Manager, a California limited partnership, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The general partner of the Manager is Montgomery Asset Management, Inc. Montgomery Securities and certain of its principals are affiliates of the Manager. Under the Advisers Act, both Montgomery Asset Management, Inc. and Montgomery Securities may be deemed controlling persons of the Manager. Although the operations and management of the Manager are independent from those of Montgomery Securities, it is expected that the Manager may draw upon the research and administrative resources of Montgomery Securities at its discretion in a manner consistent with applicable regulations.

          Pursuant to the investment management agreement ("Investment Management Agreement"), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under such Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based upon the average daily net assets of the Fund:

          First $500 Million      Next $500 Million       Over $1 Billion
          ------------------      -----------------       ---------------
                1.00%                  0.90%                   0.80%

          The Manager has agreed to reduce some or all of its management fee or absorb the Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of interest or taxes, at or below 1.25% of the average daily net assets of the Fund or the maximum allowed by applicable state expense limitations for the Fund.

          Any reductions or absorptions made for the Fund by the Manager of its fees are subject to recovery within the following three years provided the Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. Any of the Manager's voluntary absorptions are also subject to recovery.

          For the period ended December 31, 1996, the Manager has deferred fees of $10,449 and absorbed expenses of $62,378.

          As of December 31, 1996, the deferred management fees and absorbed expenses subject to recoupment are $72,827.

     b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or Montgomery Securities, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an "affiliated person" receives an annual retainer and quarterly meeting fees totalling $35,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all three Trusts advised by the Manager ($5,000 of which will be allocated to the Montgomery Funds III).

     c. The Fund has no sales load and does not pay distribution (Rule 12b-1) fees.

     d. For the period ended December 31, 1996, the Fund incurred total brokerage commissions of $2,368 of which $9 was paid to its affiliates.

The Montgomery Funds III
Notes to Financial Statements
(continued)

3.   SECURITIES TRANSACTIONS:

     a. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the period ended December 31, 1996, were $2,142,641 and $593,575, respectively.

     b. At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $201,050 and $69,088, respectively.

     c,   Under an unsecured Revolving Credit Agreement with Deutsche Bank (New
          York), the Montgomery Variable Series: Growth Fund, along with other funds of the Montgomery Funds I, Montgomery Funds II and Montgomery Funds III, may for one year starting August 6, 1996, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate principal amount of outstanding loans under the agreement to all Funds does not exceed $300,000,000. For the period ended December 31, 1996, there were no borrowings under this agreement.

4.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

     The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the period indicated below were:


                                                 PERIOD ENDED
                                              DECEMBER 31, 1996*
                                            SHARES          AMOUNT
                 Shares Sold                333,351       $3,946,116
                 Issued as Reinvestment
                   of Dividends               7,141           87,335
                 Shares Redeemed           (179,876)      (2,179,105)
                                           ---------      -----------
                 Net Increase               160,616       $1,854,346
                                           =========      ===========

_____________________________
* Montgomery Variable Series: Growth Fund commenced operations on February 9, 1996.

To the Board of Trustees and the Shareholders of The Montgomery Funds III:


   We have audited the accompanying statement of assets and liabilities, including the portfolio investments, of the Montgomery Variable Series:
   Growth Fund (the "Fund") as of December 31, 1996, and the related statement of operations, statement of changes in net assets and the financial highlights for the period February 9, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards, Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the period February 9, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.


Deloitte & Touche, LLP.

San Francisco, California
January 31, 1997

The Montgomer Funds III
Tax Information (Unaudited)
Fiscal Year Ended December 31, 1996

Of the distributions made by the Fund, the corresponding percentage represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders:
Montgomery Variable Series: Growth Fund................................... 5.66%

===============================================================================


                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           VA SMALL VALUE PORTFOLIO

                           VA LARGE VALUE PORTFOLIO

                       VA INTERNATIONAL VALUE PORTFOLIO

                       VA INTERNATIONAL SMALL PORTFOLIO

                        VA SHORT-TERM FIXED PORTFOLIO

                           VA GLOBAL BOND PORTFOLIO





                                ANNUAL REPORT






                         YEAR ENDED NOVEMBER 30, 1996


===============================================================================

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                                ANNUAL REPORT

                              TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
Performance Charts.................................................................     1-2
Statements of Net Assets
     VA Small Value Portfolio......................................................    3-10
     VA Large Value Portfolio......................................................   11-12
     VA International Value Portfolio..............................................   13-16
     VA International Small Portfolio..............................................   17-21
     VA Short-Term Fixed Portfolio.................................................   22-23
Schedule of Investments - VA Global Bond Portfolio.................................      24
Statement of Assets and Liabilities - VA Global Bond Portfolio.....................      25
Statements of Operations...........................................................   26-27
Statements of Changes in Net Assets................................................   28-30
Financial Highlights...............................................................   31-33
Notes to Financial Statements......................................................   34-38
Report of Independent Accountants..................................................      39

This report is submitted for the information of the Fund's stockholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS

================================================================================
VA Small Value Portfolio vs.
Fama-French Small Cap Value Index
October 1995-November 1996


The following reflects the growth of a $10,000 investment.


                             [GRAPH APPEARS HERE]


                                                         Fama-French Small
                    VA Small Value Portfolio              Cap Value Index


9/30/95                    10000                              10000
10/31/95                   9490                               9554
11/30/95                   9695.933                           9822.4674
12/31/95                   9853.007115                        9976.680138
1/31/96                    9773.197757                        10117.35133
2/29/96                    9994.072026                        10275.18201
3/31/96                    10334.86988                        10621.45564
4/30/96                    10825.7762                         10987.89586
5/31/96                    11306.44067                        11419.72017
6/30/96                    11046.39253                        11238.14662
7/31/96                    10354.88836                        10639.1534
8/31/96                    10765.97743                        11079.61436
9/30/96                    11096.49293                        11362.14452
10/31/96                   11196.36137                        11329.1943
11/30/96                   11777.45252                        11848.0714


Annualized                    One                               From
Total Return(%)               Year                          October 1995
------------------------------------------------------------------------
                              21.47                             15.05


* The portfolio seeks to capture return premiums associated with high book-to-market ratios by investing on a market cap-weighted basis in companies that have market caps of approximately $600 million or less and book-to-market ratios in the upper 30% of publicly traded U.S. companies.

* This portfolio's returns in fiscal 1996 reflected the performance of small U.S. companies with high book-to-market ratios.


   Past performance is not predictive of future performance.

   Bama-French Small Cap Value Index courtesy of Fama-French and CRSP, University of Chicago.
--------------------------------------------------------------------------------

================================================================================

VA Large Value Portfolio vs.
Fama-French Large Cap Value Index
February 1995-November 1996

The following reflects the growth of a $10,000 investment.


                             [GRAPH APPEARS HERE]


                                                         Fama-French Large
                     VA Large Value Portfolio             Cap Value Index


1/31/95                   10000                             10000
2/28/95                   10313                             10465
3/31/95                   10666.7359                        10504.767
4/30/95                   10989.938                         10840.91954
5/31/95                   11242.70657                       11421.99283
6/30/95                   11313.53562                       11610.45571
7/31/95                   11870.16158                       11958.76938
8/31/95                   11798.94061                       12177.61486
9/30/95                   12021.94058                       12669.5905
10/31/95                  11607.18363                       12392.12647
11/30/95                  12174.77491                       12846.91751
12/31/95                  12266.08573                       13168.09045
1/31/96                   12567.83143                       13480.1742
2/29/96                   12687.22583                       13477.47816
3/31/96                   13154.11574                       13698.5088
4/30/96                   13348.79666                       13713.57716
5/31/96                   13586.40524                       13920.65218
6/30/96                   13191.04084                       13917.86805
7/31/96                   12626.4643                        13148.20994
8/31/96                   13092.38083                       13576.84159
9/30/96                   13321.49749                       13841.59
10/31/96                  13746.45326                       14259.60602
11/30/96                  14661.96705                       15062.42184


Annualized                    One                               From
Total Return(%)               Year                          February 1995
-------------------------------------------------------------------------
                              20.43                             23.21


* The portfolio seeks to capture return premiums associated with high book-to-market ratios by investing on a market cap-weighted basis in companies that have market caps of approximately $600 million or more and book-to-market ratios in the upper 30% of publicly traded companies.

* This portfolio's returns in fiscal 1996 reflected the performance of large U.S. companies with high book-to-market ratios.


   Past performance is not predictive of future performance.

   Fama-French Large Cap Value Index courtesy of Fama-French and CRSP, University of Chicago.
--------------------------------------------------------------------------------

================================================================================

VA International Value Portfolio vs.
EAFE Index
October 1995-November 1996


The following reflects the growth of a $10,000 investment.

                             [GRAPH APPEARS HERE]


                     VA International
                     Value Portfolio                 EAFE Index
                     ----------------                -----------

9/30/95                10000                         10000
10/31/95               9800                          9730
11/30/95               10030.3                       10002.44
12/31/95               10554.88469                   10412.54004
1/31/96                10615.04753                   10454.1902
2/29/96                10624.60108                   10496.00696
3/31/96                10825.40604                   10716.42311
4/30/96                11246.51433                   11027.19938
5/31/96                11186.9078                    10828.70979
6/30/96                11196.97602                   10893.68205
7/31/96                10856.58795                   10577.76527
8/31/96                10916.29918                   10598.9208
9/30/96                11096.41812                   10885.09166
10/31/96               10926.64292                   10776.24074
11/30/96               11427.08317                   11207.29037


Annualized                        One               From
Total Return(%)                   Year           October 1995
-------------------------------------------------------------
                                 13.93              12.11


* The portfolio's objective is to capture premium returns and diversification benefits by investing in a broad cross-section of small companies on a market cap-weighted basis. The VA International Value Portfolio provides access to publicly traded large companies listed on the major exchanges of countries outside the U.S.

* This portfolio's returns in fiscal 1996 reflected the performance of its strategy.


   Past performance is not predictive of future performance.

   EAFE Index courtesy of Morgan Stanley Capital International.
--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                              PERFORMANCE CHARTS
================================================================================

VA International Small Portfolio vs.
EAFE Index
October 1995-November 1996


The following reflects the growth of a $10,000 investment.


                    VA International
                    Small Portfolio              EAFE Index
                    ----------------             ----------

9/30/95               10000                      10000
10/31/95              9640                       9730
11/30/95              9710.372                   10002.44
12/31/95              10110.43933                10412.54004
1/31/96               10430.94025                10454.1902
2/29/96               10561.32701                10496.00696
3/31/96               10841.20217                10716.42311
4/30/96               11601.17044                11027.19938
5/31/96               11430.63324                10828.70979
6/30/96               11230.59716                10893.68205
7/31/96               10640.99081                10577.76527
8/31/96               10640.99081                10598.9208
9/30/96               10640.99081                10885.09166
10/31/96              10461.15806                10776.24074
11/30/96              10481.03426                11207.29037


Annualized                        One                    From
Total Return(%)                   Year                October 1995
------------------------------------------------------------------
                                  7.94                    4.11


* The portfolio invests in companies with market capitalization greater than $500 million and book-to-market ratios in the upper 30% of small publicly traded international companies. Country weightings reflect the EAFE Index market capitalization weight, with Japan limited to 38%.

* This portfolio's returns in fiscal 1996 reflected the performance of its strategy.


   Past performance is not predictive of future performance.

   EAFE Index courtesy of Morgan Stanley Capital International.
--------------------------------------------------------------------------------

================================================================================

VA Short-Term Fixed Portfolio vs.
One-Month CD's
October 1995-November 1996


The following reflects the growth of a $10,000 investment.


                             [GRAPH APPEARS HERE]


                       VA Short-Term
                      Fixed Portfolio          One Month CD's
                      ---------------          --------------

9/30/95                 10000                   10000
10/31/95                10039                   10046
11/30/95                10081.1638              10089.1978
12/31/95                10127.53715             10130.56351
1/31/96                 10173.11107             10177.1641
2/29/96                 10213.80351             10216.85504
3/31/96                 10241.38078             10255.67909
4/30/96                 10269.03251             10297.72738
5/31/96                 10285.46296             10337.88851
6/30/96                 10342.03301             10375.10491
7/31/96                 10384.43535             10420.75537
8/31/96                 10425.97309             10462.4384
9/30/96                 10491.65672             10504.28815
10/31/96                10566.14748             10547.35573
11/30/96                10620.03483             10587.43568


Annualized                        One               From
Total Return(%)                   Year           October 1995
-------------------------------------------------------------
                                  5.35               5.29


* The portfolio maximizes expected returns by using a strategy of shifting maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the optimal maturity range for the highest expected returns. Issues which meet maturity and quality level are further evaluated for business risk. Maturities are shifted if sufficient premiums can be documented.

* This portfolio's returns in fiscal 1996 reflected the performance of its strategy.


   Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

================================================================================

VA Global Bond Portfolio vs.
Salomon World Fixed Income Index
February 1995-November 1996

The following reflects the growth of a $10,000 investment.


                             [GRAPH APPEARS HERE]


                                                       Salomon World Fixed
                   VA Global Bond Portfolio                Income Index
                   ------------------------            -------------------

1/31/95                   10000                             10000
2/28/95                   10155                             10156
3/31/95                   10338.8055                        10321.5428
4/30/95                   10483.54878                       10475.33379
5/31/95                   10712.09014                       10840.92294
6/30/95                   10718.51739                       10857.18432
7/31/95                   10816.0559                        10931.01317
8/31/95                   10852.83049                       11022.83369
9/30/95                   10991.74672                       11174.94879
10/31/95                  11079.6807                        11311.28317
11/30/95                  11268.03527                       11526.19755
12/31/95                  11314.23421                       11644.91738
1/31/96                   11404.74809                       11755.5441
2/29/96                   11242.80066                       11588.61537
3/31/96                   11296.76611                       11628.01666
4/30/96                   11350.99058                       11673.36593
5/31/96                   11415.69123                       11731.73276
6/30/96                   11453.36301                       11844.35739
7/31/96                   11540.40857                       11905.94805
8/31/96                   11715.82278                       12009.5298
9/30/96                   11934.90867                       12237.71086
10/31/96                  12144.96306                       12462.88474
11/30/96                  12299.20409                       12687.21667


Annualized                    One                               From
Total Return(%)               Year                          February 1995
--------------------------------------------------------------------------------
                              9.15                              11.95


* The portfolio invests in U.S. and international government bonds, debt guaranteed by foreign governments, high quality corporate debt and debt of supranational issuers with maturities of 10 years or less. Eligible countries: United States, Canada, United Kingdom, Germany, Japan, France and Australia. The portfolio is diversified across countries. Using current prices, the strategy creates a matrix of expected horizon returns from different buy and sell strategies and identifies the maturity range with the highest expected returns. Maturities are shifted only if sufficient premiums warrant it. Country weighting is increased or reduced based on expected returns. The portfolio may be concentrated in the U.S. if international curves are inverted.

* This portfolio's returns in fiscal 1996 reflected the performance of its strategy.


   Past performance is not predictive of future performance.

   Salomon World Fixed Income Index courtesy of Salomon Brothers.
--------------------------------------------------------------------------------

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENT OF NET ASSETS

                           VA SMALL VALUE PORTFOLIO

                              NOVEMBER 30, 1996

                                                           Shares         Value+
                                                           ------         ------
COMMON STOCKS - (99.0%)
 AAR Corp...............................................     1,400       $41,825
*ACX Technologies, Inc..................................     1,300        23,725
 APL, Ltd...............................................     1,100        26,400
*AST Research, Inc......................................       800         3,525
*Accell International Corp..............................       400         1,175
*Acceptance Insurance Companies, Inc....................     1,300        26,650
*Acclaim Entertainment, Inc.............................     1,400         7,263
 Aceto Corp.............................................       440         6,050
*Acme Metals, Inc.......................................     1,000        20,750
*Adage, Inc.............................................       400         1,513
*Adflex Solutions, Inc..................................       200         2,125
*Advanced Logic Research, Inc...........................     1,000        12,125
*Advanced Marketing Services, Inc.......................       500         5,125
*Advanced Technology Labs, Inc..........................     1,100        31,625
 Advantage Bancorp, Inc.................................       250         8,031
*Advest Group, Inc......................................       700         7,350
*Aeroflex, Inc..........................................     1,000         4,500
*Aerovox, Inc...........................................       400         2,250
 Airborne Freight Corp..................................     1,800        38,700
*Alamco, Inc............................................       400         4,600
*Alaska Air Group, Inc..................................     1,100        26,538
 Albank Financial Corp..................................     1,200        39,300
*Aldila, Inc............................................       500         2,250
*Alliance Entertainment Corp............................     1,300         3,088
*Alliance Semiconductor Corp............................     1,800        14,400
 Allied Healthcare Products, Inc........................       200         1,375
*Allied Holdings, Inc...................................       100           813
*Allwaste, Inc..........................................       600         2,625
*Alpha Industries, Inc..................................       500         3,938
 Alpharma, Inc. Class A.................................       500         6,375
 Amcast Industrial Corp.................................       700        16,538
 Amcore Financial, Inc..................................       300         6,750
*America West Airlines, Inc. Class B.....................    1,800        26,325
*American Banknote Corp.................................     1,600         7,800
*American Ecology Corp..................................       700           722
*American Freightways Corp..............................       900         9,225
 American Heritage Life Investment Corp.................     1,200        27,075
*American Mobile Satellite Corp.........................       600         7,388
*American Pacific Corp..................................       700         4,813
 American Recreation Centers, Inc.......................       400         2,025
*American Software, Inc. Class A........................       300         1,781
*American Travellers Corp...............................     1,350        47,588
*American Waste Services, Inc.
  Class A...............................................     2,100         4,463
*American White Cross, Inc..............................       600           141
*Ameriwood Industries International Corp................       400         3,725
 Ameron, Inc............................................       300        14,475
*Ames Department Stores, Inc............................       800         3,900
 Ampco-Pittsburgh Corp..................................       400         5,550
*Amrep Corp.............................................       600         2,925
*Amtech Corp............................................       800         6,050
*Amtran, Inc............................................       300         2,175
 Amvestors Financial Corp...............................       691         9,933
 Analogic Corp..........................................       100         2,750
 Andover Bancorp, Inc. DE...............................       480        12,870
 Angelica Corp..........................................       800        15,400
*Ann Taylor Stores Corp.................................     2,000       $40,500
*Antec Corp.............................................     1,000         9,625
*Apertus Technologies, Inc..............................       300           928
*Apogee, Inc............................................       200         1,138
*Applied Extrusion Technologies, Inc....................       500         4,688
*Arch Communications Group, Inc.........................     1,000        10,875
 Arkansas Best Corp.....................................     1,700         8,606
*Artistic Greetings, Inc................................       500         2,344
 Arvin Industries, Inc..................................     1,900        45,125
 Ashland Coal, Inc......................................     1,200        30,900
*Astec Industries, Inc..................................       900         7,988
*Astrosystems, Inc......................................       400         2,225
*Astrotech International Corp...........................       800         4,150
*Atkinson (Guy F.) of California........................       500         5,094
*Atlantic Gulf Communities Corp.........................       500         2,188
*Atlantic Tele-Network, Inc.............................     1,000        19,188
*Au Bon Pain, Inc. Class A..............................       100           769
*Audiovox Corp. Class A.................................       800         4,200
 Augat, Inc.............................................     1,700        48,025
*Autoinfo, Inc..........................................       600         1,688
 Aviall, Inc............................................       800         7,900
*Avid Technology, Inc...................................       900        11,475
*Aydin Corp.............................................       400         3,600
*Aztar Corp.............................................     3,300        23,925
 Aztec Manufacturing Co.................................       500         3,563
 BEI Electronics, Inc...................................       600         6,563
*BMC West Corp..........................................       500         6,000
*BPI Packaging Technologies, Inc........................       300           703
 BSB Bancorp, Inc.......................................       600        16,050
 Badger Meter, Inc......................................       100         3,913
 Bairnco Corp...........................................       900         5,625
 Baker (J.), Inc........................................     1,200         7,425
*Baker (Michael) Corp...................................       700         4,463
*Baldwin Piano & Organ Co...............................       300         3,863
*Baldwin Technology, Inc. Class A.......................     1,400         3,675
*Bally Total Fitness Holding Corp.......................     1,000         5,625
*Bank United Financial Corp. Class A....................       200         1,813
 Bankers Corp...........................................     1,100        21,313
*Banner Aerospace, Inc..................................     1,000         8,375
*Banyan System, Inc.....................................       600         2,475
*Basin Exploration, Inc.................................       900         5,569
 Bassett Furniture Industries, Inc......................     1,200        27,225
 Bay View Capital Corp..................................       600        24,900
*Bayou Steel Corp. Class A..............................       900         2,531
*Be Aerospace, Inc......................................     1,400        32,288
*Beazer Homes USA, Inc..................................       700        11,288
*Bel Fuse, Inc..........................................       400         5,050
*Bell Microproducts, Inc................................       500         3,938
*Bell Sports Corp.......................................       300         1,894
*Bellwethwer Exporation Co..............................       500         3,875
*Ben & Jerry's Homemade, Inc. Class A...................       200         2,563
*Ben Franklin Retail Stores, Inc........................       500            50
*Berlitz International, Inc.............................       900        17,325
*Bertuccis, Inc.........................................       700         3,806
 Bindley Western Industries, Inc........................       300         5,325
 Binks Manufacturing Co.................................       300         8,400
*Bird Corp..............................................       400         2,150
 Birmingham Steel Corp..................................     1,500        26,438
 Blair Corp.............................................       500         9,813

VA SMALL VALUE PORTFOLIO CONTINUED

                                                           Shares        Value+
                                                           ------        ------
*Blowout Entertainment, Inc.............................       12       $    46
*Bluegreen Corp.........................................      700         2,013
*Bombay Co., Inc........................................    2,100         9,975
*Bon-Ton Stores, Inc....................................      900         5,175
*Boomtown, Inc..........................................      800         5,250
*Borland International, Inc.............................    1,400        11,331
*Borror Corp............................................      300         1,350
 Bowne & Co., Inc.......................................      300         7,350
*Brothers Gourmet Coffees, Inc..........................      300           788
*Brown & Sharpe Manufacturing Co. Class A...............      700        10,063
 Brown Group, Inc.......................................      600        11,400
 Brush Wellman, Inc.....................................      900        15,075
*Builders Transport, Inc................................      400         1,200
*Burlington Coat Factory Warehouse Corp.................    1,200        14,400
*Buttrey Food & Drug Stores Co..........................      700         5,775
 CPB, Inc...............................................      200         5,925
*CSP, Inc...............................................      200         1,625
 CTS Corp...............................................      400        15,850
*Calcomp Technology, Inc................................      400         1,138
 California Financial Holding Corp......................      400        11,650
*California Microwave, Inc..............................      700        10,500
 Calmat Co..............................................    1,300        23,725
*Canandaigua Wine Co., Inc. Class A ....................      800        21,500
 Capital Re Corp........................................    1,200        46,050
 Capsure Holdings Corp..................................    1,300        12,350
 Cardinal Health, Inc...................................      168        14,049
*Cardinal Realty Services, Inc..........................      200         4,175
*Care Group, Inc........................................      700         1,225
 Carpenter Technology Corp..............................      800        28,400
*Carson Pirie Scott & Co................................      800        20,700
 Carter-Wallace, Inc....................................    2,900        45,313
 Cash America International, Inc........................    2,400        18,900
*Casino America, Inc....................................      800         2,800
*Casino Magic Corp......................................    1,900         5,403
*Catalina Lighting, Inc.................................      600         3,000
*Catherines Stores Corp.................................      500         2,875
 Cato Corp. Class A ....................................    1,500         7,406
*Cell Genesys, Inc......................................      500         3,406
*Cellstar Corp..........................................      300         3,544
 Cenfed Financial Corp..................................      440        13,310
 Cenit Bancorp, Inc.....................................      100         3,950
*Centennial Cellular Corp. Class A .....................      600         7,013
*Central Sprinkler Corp.................................      200         3,725
*Central Tractor Farm & Country, Inc....................      300         4,200
 Chaparral Steel Co.....................................    1,500        19,313
*Charming Shoppes, Inc..................................    8,800        44,550
*Chart House Enterprises, Inc...........................      700         3,763
*Cherry Corp. Class A ..................................      600         6,675
*Cherry Corp. Class B ..................................      400         4,250
*Chic by His, Inc.......................................    1,000         4,750
*Chock Full O' Nuts Corp................................      500         2,313
 Citfed Bancorp, Inc....................................      400        18,550
 Citizens Bancorp MD ...................................      300        17,288
 Citizens Banking Corp..................................      500        15,313
*Civic Bancorp .........................................      400         4,175
*Clean Harbors, Inc.....................................      800         1,800
 Cleveland Cliffs, Inc..................................      600        26,550
*Cliffs Drilling Co.....................................      300        15,525
*Clothestime, Inc.......................................    1,200           338
*Coast Savings Financial, Inc...........................    1,600        56,747
*Coastal Physician Group, Inc...........................    1,000         3,750
 Coeur d'Alene Mines Corp. ID ..........................    1,000        14,625
*Coho Energy, Inc.......................................    1,400        10,675
 Collagen Corp..........................................      200       $ 4,013
 Commercial Intertech Corp..............................      500         5,188
 Commercial Metals Co...................................    1,300        41,438
*Community Psychiatric Centers .........................    3,700        33,300
 Computer Data Systems, Inc.............................      500        16,125
*Concord Fabrics, Inc. Class A .........................      200         1,200
*Cone Mills Corp. NC ...................................    1,000         8,375
 Continental Homes Holding Corp.........................      600        12,300
 Cooker Restaurant Corp.................................      500         5,563
 Core Industries, Inc...................................      800        11,600
*Cortech, Inc...........................................    1,500         2,578
*Criticare Systems, Inc.................................      600         1,481
 Cross (A.T.) Co. Class A ..............................      500         5,500
*Crosscomm Corp.........................................      500         2,938
*Crown Central Petroleum Corp. Class A .................      400         5,700
 Crown Crafts, Inc......................................      700         6,475
*Crown-Andersen, Inc....................................      100           600
 Cubic Corp.............................................      750        15,844
*Cybex International, Inc...............................      400         3,850
*Cygne Designs, Inc.....................................    1,100         1,031
*Cyrk, Inc..............................................      300         3,769
*Cytrx Corp.............................................      200           694
*D&N Financial Corp.....................................      600         9,263
*DBA Systems, Inc.......................................      400         2,400
*DII Group, Inc.........................................      200         4,925
*DIY Home Warehouse, Inc................................      500         2,250
 DS Bancor, Inc.........................................      210         8,925
*Daka International, Inc................................      500         4,688
*Damark International, Inc. Class A ....................      800         7,200
 Daniel Industries, Inc.................................      300         4,200
*Data General Corp......................................      600         8,775
*Data Race, Inc.........................................      400         6,775
*Dataflex Corp..........................................      400         1,100
*Datakey, Inc...........................................      200           863
*Datascope Corp.........................................      500         9,250
*Datron Systems, Inc....................................      200         1,913
*Datum, Inc.............................................      300         3,938
*Daxor Corp.............................................      400         5,400
 Deb Shops, Inc.........................................    1,100         5,019
*Deckers Outdoor Corp...................................      500         4,375
 Defiance, Inc..........................................      600         3,900
 Delchamps, Inc.........................................      200         4,175
 Delta Woodside Industries, Inc.........................    2,100        12,600
*Designs, Inc...........................................    1,300         8,734
*Detection Systems, Inc.................................      200         3,663
*Detroit Diesel Corp....................................      500         9,875
*Devcon International Corp..............................      400         2,625
*Dianon Systems, Inc....................................      500         4,000
*Digi International, Inc................................      500         6,500
 Dime Financial Corp....................................      400         7,150
*Discovery Zone, Inc....................................    1,000           375
*Dixie Yarns, Inc.......................................    1,000         6,625
*Dominion Bridge Corp...................................      600         1,556
 Downey Financial Corp..................................      800        23,000
*Dress Barn, Inc........................................    1,900        27,194
*Drug Emporium, Inc.....................................    1,100         4,469
 Dyersburg Corp.........................................    1,100         6,600
 Dynamics Corp. of America .............................      300         8,550
*E-Z-Em, Inc. Class A ..................................      300         3,319
*E-Z-Em, Inc. Class B ..................................        9            97
*EIS International, Inc.................................      500         4,375
*ESCO Electronics Corp. Trust Receipts .................      900         8,775
 Eastern Bancorp, Inc...................................      300         6,713

VA SMALL VALUE PORTFOLIO
CONTINUED

                                                           Shares         Value+
                                                           ------         ------
 Eastern Co.............................................      200        $ 2,700
 Eaton Vance Corp.......................................      800         34,400
 Ecology & Environment, Inc. Class A ...................      200          1,888
*Edison Brothers Stores, Inc............................    1,900          2,613
*Edisto Resources Corp..................................    1,100         10,038
*Egghead, Inc...........................................    1,500          9,281
 Ekco Group, Inc........................................    1,600          5,400
*Electroglas, Inc.......................................    1,000         17,500
*Electromagnetic Sciences, Inc..........................      600         12,375
*Emcon .................................................      700          2,713
*Empire of Carolina, Inc................................      200          1,300
 Energen Corp...........................................      900         24,413
 Enhance Financial Services Group, Inc..................      800         27,400
*Environmental Elements Corp............................      600          1,500
*Envirotest Systems Corp. Class A ......................    1,000          2,281
*Equitrac Corp..........................................      300          3,150
*Equity Oil Co..........................................      300            984
*Evans & Sutherland Computer Corp.......................      700         17,763
 Evergreen Bancorp, Inc. DE ............................      800         12,850
*Evergreen Resources, Inc...............................      500          3,281
*Exar Corp..............................................      500          7,906
 Excel Industries, Inc..................................      900         13,500
 Exide Corp.............................................      800         20,400
*Exide Electronics Group, Inc...........................      300          3,263
*Ezcorp, Inc. Class A Non-Voting .......................      600          4,613
*FM Properties, Inc.....................................      500          1,438
*FSI International, Inc.................................      800         11,650
*FTP Software, Inc......................................    1,000          7,875
 Fab Industries, Inc....................................      500         13,375
*Failure Group, Inc.....................................      600          3,525
*Fairchild Corp. Class A ...............................      300          4,988
*Fairfield Communities, Inc.............................      300          7,350
 Family Bancorp ........................................      300         10,538
*Fansteel, Inc..........................................      700          4,638
*Farah, Inc.............................................      900          5,963
 Farrel Corp............................................      200            575
*Fibreboard Corp........................................      200          6,925
*Fieldcrest Cannon, Inc.................................      500          7,188
*Filenes Basement Corp..................................    1,700          8,341
*First Alert, Inc.......................................    1,100          4,331
 First American Financial Corp..........................    1,000         36,625
*First Cash, Inc........................................      300          1,594
 First Central Financial Corp...........................    1,000          3,813
*First Citizens Financial Corp..........................      220          4,098
 First Defiance Financial Corp..........................      200          2,450
 First Essex Bancorp ...................................      500          6,938
 First Financial Corp. of Western Maryland .............      200          6,375
 First Northern Capital Corp............................      400          6,800
*First Republic Bancorp, Inc............................      600         10,725
 First Union Corp.......................................      474         36,199
*FirstFed Financial Corp. DE ...........................      900         21,488
 Flexsteel Industries, Inc..............................      600          7,725
 Florida Rock Industries, Inc...........................      800         24,600
 Fluke Corp.............................................      200          8,625
*Fluor Daniel/GTI, Inc..................................      316          2,726
*Foster (L.B.) Co. Class A .............................      800          3,275
*Foxmeyer Health Corp...................................    1,400          3,150
*Franklin Electronic Publishers, Inc....................      500          6,250
 Freds, Inc. Class A ...................................      800          7,250
 Fremont General Corp...................................    2,100         65,363
 Friedman Industries, Inc...............................      525          3,150
 Frisch's Restaurants, Inc..............................      649          8,761
*G-III Apparel Group, Ltd...............................      600          1,706
*GTI Corp...............................................      500       $  2,688
*GZA Geoenvironmental Technologies, Inc.................      300            938
*Galey & Lord, Inc......................................      300          3,900
*Galileo Electro-Optics Corp............................      600         14,475
*Gantos, Inc............................................      500          1,859
 Garan, Inc.............................................      400          7,150
*Garnet Resources Corp..................................    1,000            391
*Gasonics International, Inc............................      300          3,263
*Gehl Co................................................      500          4,188
*General Host Corp......................................    1,995          6,983
 General Housewares Corp................................      300          3,000
*Genicom Corp...........................................      500          1,984
*Genlyte Group, Inc.....................................    1,100          9,900
*Genus, Inc.............................................      800          5,500
 Gerber Scientific, Inc.................................      900         13,950
*Giant Group, Ltd.......................................      400          3,350
 Giant Industries, Inc..................................    1,000         15,250
*Gibraltar Packaging Group, Inc.........................      400          1,450
*Gibson Greetings, Inc..................................    1,400         26,600
 Giddings & Lewis, Inc..................................    1,700         19,763
 Golden Poultry Co., Inc................................    1,200         12,300
*Good Guys, Inc.........................................    1,200          9,675
*Gottschalks, Inc.......................................      300          2,025
*Government Technology Services, Inc....................      600          3,713
*Gradco Systems, Inc....................................      700          2,494
 Graham-Field Health Products, Inc......................    1,100          8,938
*Grand Casinos, Inc.....................................    1,500         19,125
 Grand Premier Financial, Inc...........................      669          7,108
 Granite State Bankshares, Inc..........................      200          4,425
 Graphic Industries, Inc................................      900          8,156
*Greater New York Savings Bank NY ......................    1,100         14,575
 Green (A.P.) Industries, Inc...........................      600          5,925
 Greenbrier Companies, Inc..............................    1,300         12,513
*Ground Round Restaurants, Inc..........................    1,000          2,516
 Grovebank for Savings .................................      100          4,913
 Guilford Mills, Inc....................................    1,200         30,750
*Gundle/SLT Environmental, Inc..........................      800          5,100
 HF Financial Corp......................................      200          3,325
*HMG Worldwide Corp.....................................      600            844
*HS Resources, Inc......................................      900         15,300
*Hamburger Hamlet Restaurants, Inc......................      400              8
*Hampton Industries, Inc................................      400          2,100
*Handex Environmental Recovery, Inc.....................      600          7,125
 Handleman Co...........................................    2,900         23,925
*Hanger Orthopedic Group, Inc...........................      700          4,200
*Harding Lawson Associates Group, Inc...................      400          2,650
 Harleysville Group, Inc................................    1,200         36,900
*Hartmarx Corp..........................................      500          2,625
 Harvey's Casino Resorts ...............................      500          8,313
*Hathaway Corp..........................................      400          1,575
*Hauser Chemical Research, Inc..........................      900          5,288
 Haverty Furniture Co., Inc.............................      700          9,188
 Health Images, Inc.....................................    1,000         15,625
*Health O Meter Products, Inc...........................      800          4,850
*Healthcare Services Group, Inc.........................      500          4,875
 Hechinger Co. Class A .................................    2,600          6,988
 Hechinger Co. Class B .................................      200            863
*Hein-Werner Corp.......................................      210          1,326
*Hi-Lo Automotive, Inc..................................      500          1,313
 Hoenig Group, Inc......................................      500          2,188
 Home Port Bancorp, Inc.................................      200          3,413

VA SMALL VALUE PORTFOLIO
CONTINUED

                                                           Shares         Value+
                                                           ------         ------
*Home State Holdings, Inc...............................      500        $ 3,844
 Horizon Financial Corp.................................      200          2,725
*Horizon/CMS Healthcare Corp............................    1,500         16,125
*Hovnanian Enterprises, Inc. Class A ...................    1,300          7,638
 Hudson Foods, Inc. Class A ............................      500          9,125
 Huffy Corp.............................................      800         11,000
 Hughes Supply, Inc.....................................      500         21,500
*Hugoton Energy Corp....................................      600          6,563
 Hunt (J.B.) Transportation Services, Inc...............    1,100         15,400
 Hunt Manufacturing Co..................................      300          5,288
*Hycor Biomedical, Inc..................................      100            356
*Hyde Athletic Industries, Inc. Class B ................      300          1,425
 ICO, Inc...............................................      800          5,250
*ICU Medical, Inc.......................................      500          4,031
*Imperial Holly Corp....................................      200          3,100
*Inacom Corp............................................      800         24,850
 Indiana Federal Corp...................................      400          8,800
*Information Resources, Inc.............................      800          9,150
 Ingles Market, Inc. Class A ...........................      400          5,800
*Innodata Corp..........................................      200            288
 Insteel Industries, Inc................................      700          5,600
*Insurance Auto Auctions, Inc...........................    1,000          9,375
 Integrated Health Services, Inc........................      900         19,800
*Integrated Process Equipment Corp......................      500          8,531
 Intelligent Electronics, Inc...........................      500          3,750
*Interface Systems, Inc.................................      400          2,250
 Interface, Inc. Class A ...............................    1,300         25,838
*Intergraph Corp........................................    1,400         12,688
 International Multifoods Corp..........................    1,500         23,625
*International Technology Corp..........................      150          1,519
*International Thoroughbred Breeders, Inc...............      800          2,750
 Interpool, Inc.........................................      100          2,400
 Interstate Johnson Lane, Inc...........................      200          2,625
*Intertan, Inc..........................................      900          5,175
 Investors Financial Services Corp......................      223          6,105
 Investors Financial Services Corp. Class A ............       43          1,177
 Isco, Inc..............................................      200          1,975
*Isolyser Co., Inc......................................    1,400         11,375
*Iwerks Entertainment, Inc..............................      900          5,794
*J & J Snack Foods Corp.................................      800          8,750
 J & L Specialty Steel, Inc.............................    1,600         19,400
*JPE, Inc...............................................      200          1,525
 JSB Financial, Inc.....................................      900         32,738
*Jaclyn, Inc............................................      200          1,063
 Jacobson Stores, Inc...................................      500          4,813
*Jan Bell Marketing, Inc................................    2,200          5,088
*Jean Philippe Fragrances, Inc..........................      500          3,500
 John Alden Financial Corp..............................    1,200         21,150
 Johnston Industries, Inc...............................      300          2,363
*Johnstown American Industries, Inc.....................      300          1,238
*Jones Intercable, Inc. Class A ........................      900          9,619
 Justin Industries, Inc.................................    2,300         24,294
 K Swiss, Inc. Class A .................................      300          3,319
 Kaman Corp. Class A ...................................      200          2,500
 Katy Industries, Inc...................................      800         11,100
 Kellwood Co............................................    1,800         32,400
*Kerr Group, Inc........................................      300            825
*Key Production Co., Inc................................      800         10,100
*Key Tronic Corp........................................      500          4,344
*Keystone Consolidated Industries, Inc..................      298          2,198
*Kinder-Care Learning Centers, Inc......................    1,700        $33,788
 Knape & Vogt Manufacturing Co..........................      500          8,000
*Kulicke & Soffa Industries, Inc........................      800         16,300
*LTX Corp...............................................    1,900         11,163
 Ladd Furniture, Inc....................................      700          9,406
*Laserscope ............................................      600          3,300
 Lawyers Title Corp.....................................      800         15,200
*Lechters, Inc..........................................    1,500          7,125
 Lennar Corp............................................      500         13,000
*Life USA Holdings, Inc.................................    1,000         10,000
 Lillian Vernon Corp....................................      300          3,600
 Lindberg Corp..........................................      400          3,950
*Liuski International, Inc..............................      400            975
*Living Centers of America, Inc.........................      900         22,838
*Logic Devices, Inc.....................................      200            644
*Loronix Information Systems, Inc.......................      200            913
*Louis Dreyfus Natural Gas Corp.........................      350          5,994
 Lufkin Industries, Inc.................................      600         12,675
 Lukens, Inc. DE .......................................    1,300         23,888
 MAF Bancorp, Inc.......................................      826         28,291
 MDC Holdings, Inc......................................      500          3,750
*MI Schottenstein Homes, Inc............................      800          7,900
*MK Gold Corp...........................................    1,700          2,550
*MRS Technology, Inc....................................      200            475
*MS Carriers, Inc.......................................    1,100         20,625
 MTS Systems Corp.......................................      800         16,300
 Marcus Corp............................................      500         11,563
*Mariner Health Group, Inc..............................    1,600         11,800
 Maritrans, Inc.........................................    1,000          6,125
 Marsh Supermarkets, Inc. Class A ......................      300          3,600
 Marsh Supermarkets, Inc. Class B ......................      400          4,500
 Maryland Federal Bancorp ..............................      315         10,415
*Matrix Pharmaceutical, Inc.............................      900          7,763
*Matrix Service Co......................................      800          4,600
*Maverick Tube Corp.....................................      600          9,450
*Maxwell Technologies, Inc..............................      200          8,975
*Maxxam, Inc............................................      500         23,063
*Maxxim Medical, Inc....................................      700          8,925
*McFarland Energy, Inc..................................      400          4,475
 Medex, Inc.............................................      500         11,656
*Medical Graphics Corp..................................      200          1,000
*Melamine Chemicals, Inc................................      500          3,813
*Mercer International, Inc..............................      800          9,550
 Merchants Bancorp, Inc.................................      200          6,150
 Meridian Insurance Group, Inc..........................      600          8,625
*Merisel, Inc...........................................    2,500          4,688
*Mesa Air Group, Inc....................................    2,800         27,825
*Mesaba Holdings, Inc...................................      700          9,275
*Metrocall, Inc.........................................      500          2,719
*Meyerson (M.H.) & Co., Inc.............................      200            563
 Michael Foods, Inc.....................................    1,700         19,550
*Michaels Stores, Inc...................................      900          9,028
*Microage, Inc..........................................    1,200         27,000
*Microcom, Inc..........................................      800          9,100
*Micronics Computers, Inc...............................    1,100          3,059
 Mid America Banccorp ..................................      849         15,914
*MidAmerican Waste System, Inc..........................    1,000            563
*Midisoft Corp..........................................      300            975
*Midwest Grain Products, Inc............................      200          3,250
*Mikasa, Inc............................................      100          1,050
*Mikohn Gaming Corp.....................................      800          5,500
*Miltope Group, Inc.....................................      500          1,438
 Mine Safety Appliances Co..............................      500         25,594
*Mobilemedia Corp. Class A .............................      700            809
*Monarch Casino and Resort, Inc.........................      500          1,469

VA SMALL VALUE PORTFOLIO
CONTINUED

                                                           Shares         Value+
                                                           ------         ------
 Monarch Machine Tool Co................................      300        $ 2,513
*Moog, Inc. Class A ....................................      500         12,000
*Morgan Products, Ltd...................................      700          4,900
*Mountasia Entertainment International, Inc.............      500          1,594
 Movado Group, Inc......................................      500         12,750
*Movie Gallery, Inc.....................................      500          6,875
*Musicland Stores Corp..................................    2,900          4,350
 NBT Bancorp ...........................................      772         14,567
 NCH Corp...............................................      200         11,400
*NS Group, Inc..........................................    1,200          4,125
*NSA International, Inc.................................      200            338
 NYMAGIC, Inc...........................................    1,000         18,000
 Nacco Industries, Inc. Class A ........................      600         28,650
 Nash Finch Co..........................................      900         17,213
*Nashua Corp............................................      500          7,938
*Nathans Famous, Inc....................................      400          1,525
*National Auto Credit, Inc..............................    1,630         16,708
*National City Bancorp .................................      660         13,448
*National Home Centers, Inc.............................      500          1,063
*National Patent Development Corp.......................      500          4,250
 National Presto Industries, Inc........................      500         18,438
*National Steel Corp. Class B ..........................    1,100         10,313
*Natural Wonders, Inc...................................      700          3,806
*Neostar Retail Group, Inc..............................      100              8
*Netframe Systems, Inc..................................      500          1,531
*Netrix Corp............................................      800          4,100
*Network Computing Devices, Inc.........................      300          2,513
*New Brunswick Scientific Co., Inc......................      315          2,166
 New Jersey Resources Corp..............................    1,500         44,438
 Newmil Bancorp, Inc....................................      200          1,825
 Newport Corp...........................................      500          4,375
*Nexthealth, Inc........................................      700          2,078
*Noodle Kidoodle, Inc...................................      200          1,138
*Nord Resources Corp....................................    1,400          5,950
*Nortek, Inc............................................    1,100         16,913
 North American Mortgage Co.............................      300          6,900
 North Side Savings Bank NY ............................      400         20,950
*Norton McNaughton, Inc.................................      200          1,675
 Norwich Financial Corp.................................      400          7,825
*Novacare, Inc..........................................    5,600         47,600
*Nview Corp.............................................      400          1,525
 O'Sullivan Corp........................................      600          6,450
*O'Sullivan Industries Holdings, Inc....................    1,100         12,238
*O.I. Corp..............................................      400          1,350
*OHM Corp...............................................      400          3,400
*OMI Corp...............................................    2,600         19,825
*Oak Technology, Inc....................................    1,500         14,906
*Offshore Logistics, Inc................................      700         14,088
*Old America Stores, Inc................................      400          1,900
*Olympic Financial, Ltd.................................    1,200         16,650
*Olympic Steel, Inc.....................................      700         17,019
 OnbanCorp, Inc.........................................    1,200         46,200
*One Price Clothing Stores, Inc.........................      900          2,503
 Oneida, Ltd............................................      900         15,300
*Oneita Industries, Inc.................................      600          2,250
*Onyx Acceptance Corp...................................      100            813
*Opal, Inc..............................................      400          7,325
*Opinion Research Corp..................................      200            838
*Opti, Inc..............................................      700          3,697
*Option Care, Inc.......................................      800          3,950
 Orange Co., Inc........................................      700          5,338
 Oregon Steel Mills, Inc................................    1,700         29,113
 Oshkosh Truck Corp. Class B ...........................      700          8,225
*Ostex International, Inc...............................      400          2,400
 Outboard Marine Corp...................................    1,700        $27,625
*Outlook Group Corp.....................................      400          1,875
 Overseas Shipholding Group, Inc........................    1,300         20,800
 Oxford Industries, Inc.................................      700         12,775
*PLM International, Inc.................................    1,000          3,250
*Pacific Rim Holding Corp...............................      800          2,363
 Pacific Scientific Co..................................      300          3,450
 Palfed, Inc............................................      400          5,750
 Pancho's Mexican Buffet, Inc...........................      400            813
*Paragon Trade Brands, Inc..............................      500         13,875
 Park Electrochemical Corp..............................      300          6,825
*Park-Ohio Industries, Inc..............................      300          4,369
*Patterson Energy, Inc..................................      148          4,070
*Payless Cashways, Inc..................................    3,400          5,950
*Penn Traffic Co........................................      200          1,025
*Penn Treaty American Corp..............................      600         14,700
 Penn Virginia Corp.....................................      200          8,075
 Peoples Heritage Financial Group, Inc..................    1,400         39,288
*Peoples Telephone Co., Inc.............................    1,400          5,163
*Perfumania, Inc........................................      600          1,913
*Perini Corp............................................      400          3,600
*Petrocorp, Inc.........................................      700          6,869
*Pharmaceutical Resources, Inc..........................    1,000          5,750
*Pharmchem Laboratories, Inc............................      500          1,977
 Phillips-Van Heusen Corp...............................    1,500         19,313
 Piccadilly Cafeterias, Inc.............................      900          8,100
*Pico Holdings, Inc.....................................      500          1,891
 Pilgrim Pride Corp.....................................    1,300         11,375
 Pillowtex Corp.........................................      300          5,213
 Pinnacle Bank Jasper, AL ..............................      100          1,763
*Pinnacle Systems, Inc..................................      200          2,075
 Pioneer Financial Services, Inc........................      500          9,250
 Piper Jaffray Companies, Inc...........................      800         11,700
*Pittencrieff Communications, Inc.......................      600          2,456
 Pittston Burlington Group .............................      500          9,813
*Plasti-Line, Inc.......................................      100          1,025
*Players International, Inc.............................    1,400          8,925
 Ply-Gem Industries, Inc. DE ...........................      800         10,500
*Polymedica Industries, Inc.............................      500          2,156
*Pool Energy Services Co................................    1,200         17,775
 Pope & Talbot, Inc.....................................    1,100         17,463
 Portsmouth Bank Shares, Inc............................      510          7,491
 Poughkeepsie Savings Bank FSB NY ......................    1,100          5,844
*President Casinos, Inc.................................      100             81
 Presidential Life Corp.................................    2,900         34,619
*Price Communications Corp..............................      500          4,063
 Price Enterprises, Inc.................................      300          5,194
 Prime Bancorp, Inc.....................................      330          6,600
*Procyte Corp...........................................    1,100          2,406
*Proffitts, Inc.........................................      900         36,338
*Progress Software Corp.................................      500         10,031
 Progressive Bank, Inc..................................      200          6,900
 Proler International Corp..............................      400          3,600
*Proteon, Inc...........................................      700          2,691
 Provident Bankshares Corp..............................      630         24,294
*Proxima Corp...........................................      200          2,763
 Pulte Corp.............................................      400         12,250
*QMS, Inc...............................................      900          5,288
 Quaker Chemical Corp...................................      500          8,438
*Quaker Fabric Corp.....................................      700          7,263
 Quaker State Corp......................................      500          8,563
 RCSB Financial, Inc....................................    1,300         39,081
 RLI Corp...............................................      600         19,050

VA SMALL VALUE PORTFOLIO
CONTINUED

                                                           Shares         Value+
                                                           ------         ------
*RPC Energy Services, Inc...............................    1,200        $18,600
*Rag Shops, Inc.........................................      200            413
*Rally's Hamburgers, Inc................................    1,300          5,484
*Ramsay Health Care, Inc................................      700          1,881
 Raymond Corp...........................................      200          3,550
*Read-Rite Corp.........................................      700         15,531
*Reading Entertainment, Inc.............................      400          3,925
*Recoton Corp...........................................      300          4,463
*Redwood Empire Bancorp ................................      200          2,150
 Refac Technology Development Corp......................      300          1,969
*Rentrak Corp...........................................      100            381
*Republic Automotive Parts, Inc.........................      300          4,800
*Republic Engineered Steels, Inc........................      100            225
*Rex Stores Corp........................................      500          4,875
 Rexene Corp............................................      300          3,975
*Rhodes, Inc............................................      500          3,500
*Riddell Sports, Inc....................................      700          3,216
 Riggs National Corp....................................    1,400         24,238
 Roanoke Electric Steel Corp............................      200          2,775
*Rodman & Renshaw Capital Group, Inc....................      600            900
*Rollins Environmental Services, Inc....................    5,200         10,400
 Rollins Truck Leasing Corp.............................    3,900         46,800
 Rouge Steel Co. Class A ...............................      600         12,975
*Ruby Tuesday, Inc......................................    1,000         16,125
*Ryans Family Steak Houses, Inc.........................    2,900         20,028
 Rykoff-Sexton, Inc.....................................      100          1,450
 Ryland Group, Inc......................................      500          6,938
*S&K Famous Brands, Inc.................................      400          3,675
 SPX Corp...............................................    1,100         34,925
*STM Wireless, Inc. Class A ............................      200          1,438
 Saint Paul Bancorp, Inc................................    1,600         45,100
*Salant Corp. DE .......................................      600          2,100
*San Filippo (John B.) & Son, Inc.......................      800          4,150
 Sanderson Farms, Inc...................................      100          1,594
 Sands Regent Casino Hotel .............................      400          1,225
*Schuler Homes, Inc.....................................      800          4,700
*Scios-Nova, Inc........................................    3,100         17,631
*Seacor Holdings, Inc...................................      500         31,625
 Seafield Capital Corp..................................      300         10,425
*Secom General Corp.....................................      400          1,100
 Security Capital Corp. W.I ............................      200         14,275
 Security Connecticut Corp..............................      500         17,250
 Selective Insurance Group, Inc.........................      500         17,063
*Sequent Computer Systems, Inc..........................    2,100         35,569
*Sequoia Systems, Inc...................................      500          1,102
*Serv-Tech, Inc.........................................      600          1,763
*Service Merchandise Co., Inc...........................    3,400         18,700
*Sharper Image Corp.....................................      500          1,719
*Shiloh Industries, Inc.................................    1,100         18,425
*Shoe Carnival, Inc.....................................      300          1,613
*Shoney's, Inc..........................................      558          4,604
 Shopko Stores, Inc.....................................    2,700         41,850
 Showboat, Inc..........................................      100          1,863
 Sifco Industries, Inc..................................      400          4,300
*Signal Technology Corp.................................      600          4,425
*Silicon Valley Group, Inc..............................    1,300         27,463
*Sizzler International, Inc.............................    2,400          6,900
 Skyline Corp...........................................      900         23,400
 Skywest, Inc...........................................      600          8,513
 Smith (A.O.) Corp......................................      800         23,700
 Smith (A.O.) Corp. Convertible Class A ................      200          5,800
 Snyder Oil Corp........................................    1,600         27,600
*Softech, Inc...........................................      300        $   825
 South Jersey Industries, Inc...........................      300          7,238
 Southdown, Inc.........................................    1,500         48,888
*Southwall Technologies, Inc............................      500          3,344
 Southwest Bancshares, Inc. DE .........................      300          5,513
 Southwest Securities Group, Inc .......................      200          2,563
 Southwestern Energy Co.................................    2,200         35,200
*Spacelabs Medical, Inc.................................      500         10,063
*Spaghetti Warehouse, Inc...............................      500          2,500
 Spartan Motors, Inc....................................      500          3,188
*Sparton Corp...........................................      500          4,000
*Spec's Music, Inc......................................      400            450
*Specialty Chemical Resources, Inc......................      300            525
*Spectran Corp..........................................      500          8,781
*Speizman Industries, Inc...............................      300          1,659
*Sport Chalet, Inc......................................      600          2,025
*Sportmart, Inc. Class A ...............................      250            758
*Sports & Recreation, Inc...............................    1,700         14,663
*Sports Club Co., Inc...................................      600          1,575
*Staff Builders, Inc. Class A ..........................      400            975
*Standard Commercial Corp...............................      840         11,344
*Standard Management Corp...............................      200            938
*Standard Microsystems Corp.............................    1,100         12,100
 Standard Motor Products, Inc. Class A .................    1,100         15,125
 Standard Pacific Corp. DE .............................    2,600         15,275
 Standard Products Co...................................    1,400         32,025
 Stant Corp.............................................    1,000         12,500
*Staodyn, Inc...........................................      500            672
*Starcraft Corp.........................................      200            763
 Starrett (L.S.) Co. Class A ...........................      200          5,550
 Steel Technologies, Inc................................      500          6,313
*Steel of West Virginia, Inc............................      600          3,375
 Sterling Bancorp ......................................      500          7,438
*Sterling Financial Corp. WA ...........................      600          8,138
 Stewart Information Services Corp......................      500         10,531
*Stokely USA, Inc.......................................    1,000          1,875
 Stone & Webster, Inc...................................      800         26,100
*Stratus Computer, Inc..................................    1,200         30,900
 Strawbridge & Clothier Class A ........................      900         14,963
*Strouds, Inc...........................................      100            400
*Stuart Entertainment, Inc..............................      600          3,375
*Sulcus Computer Corp...................................      500          1,063
 Sumitomo Bank of California ...........................      300          7,688
*Summit Care Corp.......................................      200          3,000
*Summit Technology, Inc.................................      500          2,609
*Sun Coast Plastics, Inc................................      200            700
*Sun Healthcare Group, Inc..............................    2,000         25,000
*Sun Sportswear, Inc....................................      500          1,031
 Sun Television and Appliances, Inc.....................    1,500          3,938
*Sunrise Medical, Inc...................................      700         10,063
*Sunrise Resources, Inc.................................      400          1,725
 Susquehanna Bancshares, Inc............................      500         17,688
*Swiss Army Brands, Inc.................................      700          9,800
*Syms Corp..............................................    1,500         13,125
*Syncor International Corp. DE .........................      900          9,056
*Syntellect, Inc........................................      700          3,456
*Syquest Technology, Inc................................      900          4,444
*Syratech Corp..........................................      200          6,200
*TBC Corp...............................................      400          2,925
 TCBY Enterprises, Inc..................................    2,200          9,350
 TJ International, Inc..................................    1,400         30,450
 TR Financial Corp......................................      500         14,656
 Tab Products Co. DE ...................................      400          3,100
*Taco Cabana Inc........................................    1,300          8,694

VA SMALL VALUE PORTFOLIO
CONTINUED

                                                           Shares         Value+
                                                           ------         ------
*Tandy Crafts, Inc......................................    1,000     $    6,625
*Tanknology Environmental, Inc..........................    1,200          2,475
 Telxon Corp............................................      500          6,031
*Tesoro Petroleum Corp..................................    1,100         15,950
*Theratx, Inc...........................................      500          5,250
 Thomas Industries, Inc.................................      300          6,075
 Thomaston Mills, Inc...................................      400          4,550
*Thorn Apple Valley, Inc................................      500          6,375
*Tipperary Corp.........................................      500          2,500
*Titan Corp.............................................    1,000          3,000
 Titan Wheel International, Inc.........................    1,200         15,900
 Toastmaster, Inc.......................................      600          1,800
*Todd Shipyards Corp....................................      800          5,500
 Tower Air, Inc.........................................      600          1,819
*Trans World Airlines, Inc..............................    1,700         13,175
*Trans World Entertainment Corp.........................      800          6,400
 Transnational RE Corp. Class A ........................      200          5,013
*Travel Ports of America, Inc...........................      200            525
*Tremont Corp. DE ......................................      600         21,825
*Trend-Lines, Inc. Class A .............................      200            975
*Trism, Inc.............................................      500          1,906
*Truevision, Inc........................................    1,300          3,331
*Tuboscope Vetco International, Inc.....................    1,600         24,800
*Tuesday Morning Corp...................................      700         15,225
*Tultex Corp............................................    2,500         17,813
 Twin Disc, Inc.........................................      200          4,325
*Tyco Toys, Inc.........................................    3,000         35,250
*Tyler Corp.............................................    1,700          2,763
 U.S. Bancorp, Inc......................................      500         20,250
*UNC, Inc...............................................    1,500         13,875
*URS Corp...............................................      719          6,022
 USX-Delhi Group .......................................      800         11,800
*Ultimate Electronics, Inc..............................      300            900
*Ultradate Corp.........................................      100            488
*Ultratech Stepper, Inc.................................      300          6,844
 Uni-Marts, Inc.........................................      500          3,188
 Unico American Corp....................................      500          4,656
*Union Switch & Signal, Inc.............................      250          1,859
*Uniroyal Technology Corp...............................    1,100          3,163
*United American Healthcare Corp........................      200          1,275
 United Industrial Corp.................................      400          2,350
*United Retail Group, Inc...............................      500          1,500
*United States Home Corp................................    1,000         24,750
*Universal Hospital Services, Inc.......................      300          2,813
*Universal International, Inc...........................      400            925
*Universal Standard Medical Labs, Inc...................      500          1,969
*Uno Restaurant Corp....................................      300          2,063
*Utilx Corp.............................................      600          2,194
*V Band Systems, Inc....................................      500          1,000
*VLSI Technology, Inc...................................      800         18,400
*Value City Department Stores, Inc......................    1,800         22,950
*Valuevision International, Inc. Class A ...............    1,400          7,744
*Variflex, Inc..........................................      200          1,025
 Varlen Corp............................................      110          2,214
*Ventura County National Bancorp .......................      000     $    1,463
*Venture Stores, Inc....................................    1,500          4,875
*Veritas DGC, Inc.......................................      900         19,238
*Vertex Communications Corp.............................      200          3,450
*Vicorp Restaurants, Inc................................      800         11,200
*Video Display Corp.....................................      300          1,144
*Video Lottery Technologies, Inc........................      900          3,994
*Vie de France Corp.....................................      700          1,444
 Virginia Beach Federal Financial Corp..................      400          3,675
*WHX Corp...............................................    2,200         20,625
 WLR Foods, Inc.........................................      300          3,825
 Walden Bancorp, Inc....................................      300         10,369
*Wall Data, Inc.........................................      600          9,075
 Warren Bancorp, Inc....................................      300          4,500
*Washington Homes, Inc..................................      700          3,150
 Washington National Corp...............................      300          8,363
 Washington Savings Bank FSB Waldorf, MD ...............      400          1,900
 Watkins-Johnson Co.....................................      500         13,000
 Watts Industries, Inc. Class A ........................    1,600         35,000
 Webb (Del) Corp........................................      800         13,500
 Webster Financial Corp.................................      500         18,750
*Weirton Steel Corp.....................................    3,600          9,450
*Welcome Home, Inc......................................      200            175
 Wellman, Inc...........................................    1,000         16,125
*Wells-Gardner Electronics Corp.........................      200            800
 Wesbanco, Inc..........................................      200          6,025
 Westco Bancorp, Inc....................................      300          6,525
*Western Beef, Inc......................................      500          5,250
*Weston (Roy F.), Inc. Class A .........................      600          2,250
*Whittaker Corp.........................................      700          9,800
*Wickes Lumber Co.......................................      200            713
 Wilshire Oil Co. of Texas .............................      500          2,688
 Windmere Corp..........................................    1,400         20,125
 Wiser Oil Co...........................................      800         13,900
 Wolohan Lumber Co......................................      600          7,613
*Wonderware Corp........................................      500          4,719
*Worldtex, Inc..........................................    1,200          9,900
 Yankee Energy Systems, Inc.............................      900         19,800
*Yellow Corp............................................    2,400         36,300
 York Financial Corp....................................      605         10,134
*Zale Corp..............................................    3,000         59,625
*Zemex Corp.............................................      728          6,279
 Zenith National Insurance Corp.........................    1,500         41,250
*Zilog, Inc.............................................    1,000         22,375
 Zurn Industries, Inc...................................      300          8,588
                                                                       ---------
TOTAL COMMON STOCKS
  (Cost $7,059,369) ....................................               7,977,024
                                                                       ---------
PREFERRED STOCKS - (0.0%)
 Fedders Corp. Convertible
  (Cost $1,251) ........................................      500          2,938
                                                                       ---------
RIGHTS/WARRANTS - (0.0%)
*Amvestors Financial Corp. Warrants Class A 04/02/02
 (Cost $0) .............................................       46            230
                                                                       ---------

VA SMALL VALUE PORTFOLIO
CONTINUED

                                                                                       Face
                                                                                      Amount      Value+
                                                                                      ------      ------
                                                                                       (000)
TEMPORARY CASH INVESTMENTS - (2.8%)
  Repurchase Agreement, PNC Securities Corp. 5.45%, 12/02/96 (Collateralized
 by U.S. Treasury  Bills 4.93%, 01/16/97) (Cost $227,000) ..................... $       227   $   227,000
                                                                                              -----------
TOTAL INVESTMENTS - (101.8%) (Cost $7,287,620) ................................                 8,207,192
                                                                                              -----------
OTHER ASSETS AND LIABILITIES - (-1.8%)
 Other Assets .................................................................                    11,659
 Payable for Investment Securities Purchased ..................................                  (153,513)
 Other Liabilities ............................................................                    (6,850)
                                                                                              -----------
                                                                                                 (148,704)
                                                                                              -----------
NET ASSETS - (100.0%) Applicable to 685,658 Outstanding $.01 Par Value Shares
 (100,000,000 Shares Authorized) ..............................................               $ 8,058,488
                                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE.......................               $     11.75
                                                                                              ===========

_________________
+See Note B to Financial Statements.
*Non-Income Producing Securities

               See accompanying Notes to Financial Statements.

                           STATEMENT OF NET ASSETS

                           VA LARGE VALUE PORTFOLIO

                              NOVEMBER 30, 1996

                                                           Shares         Value+
                                                           ------         ------
UNITED STATES - (98.3%)
COMMON STOCKS - (98.3%)
*AK Steel Holding Corp..................................    1,100       $ 41,938
*AMR Corp...............................................    2,200        200,750
*Advanced Micro Devices, Inc............................    2,800         67,900
 Aetna, Inc.............................................    3,600        259,650
 Ahmanson (H.F.) & Co...................................    2,400         79,200
 Albemarle Corp.........................................    1,100         19,938
 Alexander & Baldwin, Inc...............................      600         15,975
 Alleghany Corp.........................................      100         21,150
*Alumax, Inc............................................      900         29,138
 Ambac, Inc.............................................      700         47,950
*Amdahl Corp............................................    2,600         30,875
 Amerada Hess Corp......................................    2,200        129,525
*America West Airlines, Inc. Class B ...................    1,100         16,088
 American General Corp..................................    4,300        176,838
 American National Insurance Co.........................      600         45,075
 Apple Computer, Inc....................................    2,900         70,325
 Argonaut Group, Inc....................................      300          8,888
 Asarco, Inc............................................      900         24,525
 Astoria Financial Corp.................................      600         22,575
 Avnet, Inc.............................................      800         46,800
*BHC Communications, Inc. Class A ......................      100         10,213
 Ball Corp..............................................      600         14,700
 Bancorp Hawaii, Inc....................................      600         26,175
 Bankers Trust New York Corp............................    1,200        104,400
 Bear Stearns Companies, Inc............................    2,711         74,553
 Berkley (W.R.) Corp....................................      300         15,825
*Bethlehem Steel Corp...................................    2,500         22,500
*Beverly Enterprises ...................................    2,800         37,100
 Boise Cascade Corp.....................................    1,000         31,000
 Borg Warner Automotive, Inc............................      400         16,000
 Bowater, Inc...........................................    1,200         45,150
*Burlington Industries, Inc.............................    1,100         11,963
 Burlington Northern Santa Fe Corp......................    3,700        332,538
 CIGNA Corp.............................................    1,600        226,200
*CNA Financial Corp.....................................    1,500        161,250
 CSX Corp...............................................    4,900        229,075
*Cal Fed Bancorp, Inc...................................      700         16,975
*Caliber Systems, Inc...................................    1,200         23,250
 Centex Corp............................................      500         18,000
 Champion International Corp............................    2,300         98,900
 Chiquita Brands International, Inc.....................      300          3,975
*Chris-Craft Industries, Inc............................      412         16,841
 Chrysler Corp..........................................   15,000        532,500
 Cincinnati Financial Corp..............................    1,130         67,800
 Citizens Corp..........................................      200          4,375
 Coca-Cola Enterprises, Inc.............................    2,600        117,325
 Comdicso, Inc..........................................      300          9,750
 Commerce Bancshares, Inc...............................      746         33,454
 Commerce Group, Inc....................................      600         14,400
 Comsat Corp. Series 1 .................................    1,000         26,250
 Conrail, Inc...........................................    1,600        155,600
 Consolidated Freightways, Inc..........................      900         21,713
 Coors (Adolph) Co. Class B ............................      700         13,825
 Countrywide Credit Industries, Inc.....................    2,100         60,638
 Cummins Engine Co., Inc................................      800         36,200
 Cyprus Amax Minerals Co., Inc..........................    2,100         51,975
*DSC Communications Corp................................    3,200         57,800
 Diamond Shamrock, Inc..................................      600         19,500
*Digital Equipment Corp.................................    3,700     $  135,975
 Dillard Department Stores, Inc. Class A ...............    2,700         82,688
*Dime Bancorp, Inc......................................    1,800         28,575
 Donaldson, Lufkin & Jenrette, Inc......................    1,500         53,438
 Enserch Corp...........................................    1,000         23,375
*Enserch Exploration, Inc...............................    3,600         40,950
 Equitable Companies, Inc...............................    3,200         79,200
 Equitable of Iowa Companies ...........................      600         26,850
*FHP International Corp.................................      300         10,781
*Federated Department Stores, Inc.......................    5,000        170,625
 Financial Security Assurance Holdings, Ltd.............      600         19,050
 Fina, Inc. Class A ....................................      700         33,075
 Finova Group, Inc......................................      400         26,400
 First Colony Corp......................................      700         25,200
 First Hawaiian, Inc....................................      200          6,488
 First of America Bank Corp.............................      300         18,225
 Florida East Coast Industries, Inc.....................      300         26,400
 Ford Motor Co..........................................   28,000        917,000
*Fruit of The Loom, Inc. Class A .......................      800         28,500
 GATX Corp..............................................      300         14,963
 General Motors Corp....................................   17,900      1,031,467
 General Motors Corp. Class H ..........................    2,400        130,800
 Georgia-Pacific Corp...................................    2,300        167,325
 Golden West Financial Corp.............................    1,100         74,250
 Great Atlantic & Pacific Tea Co., Inc..................      800         26,200
 Great Western Financial Corp...........................    2,900         90,263
 Greenpoint Financial Corp..............................    1,500         72,375
 Heilig-Meyers Co.......................................    1,000         13,875
 Helmerich & Payne, Inc.................................      400         21,500
 Hollinger International, Inc. Class A .................    1,700         18,700
 Inland Steel Industries, Inc...........................    1,200         22,350
 International Paper Co.................................    7,200        306,000
*International Speciality Products, Inc.................    2,200         26,675
 James River Corp. of Virginia .........................    2,100         67,200
 K Mart Corp............................................   11,700        130,163
*Kaiser Aluminum Corp...................................    1,700         18,063
 LTV Corp...............................................    2,900         31,175
 Lafarge Corp...........................................    5,900        113,575
 Lehman Brothers Holdings, Inc..........................    2,400         69,900
 Lennar Corp............................................      500         13,000
 Liberty Financial Companies, Inc.......................      800         28,400
 Lincoln National Corp..................................    2,300        123,913
 Loews Corp.............................................    2,800        259,700
 Longs Drug Stores Corp.................................      100          5,013
 Longview Fibre Co......................................    1,100         20,075
 Louisiana-Pacific Corp.................................    2,700         61,088
 MBIA, Inc..............................................      900         91,013
 MCI Communications Corp................................    3,200         97,800
 Mead Corp..............................................    1,100         65,175
 Mercantile Stores Co., Inc.............................      700         35,175
*Meyer (Fred), Inc. DE .................................      800         26,800
 Mitchell Energy & Development Corp. Class A............      300          6,469
 Mitchell Energy & Development Corp. Class B............      600         12,675
 Morgan (J.P.) & Co., Inc...............................    1,000         94,375
 Murphy Oil Corp........................................      200         10,200

VA LARGE VALUE PORTFOLIO
CONTINUED

                                                           Shares         Value+
                                                           ------         ------
*National Semiconductor Corp............................    2,600       $ 63,700
*Navistar International Corp............................    2,200         20,900
*Nextel Communications Corp. Class A....................    5,100         76,819
 Norfolk Southern Corp..................................    3,700        333,000
 Occidental Petroleum Corp..............................    7,800        187,200
 Ogden Corp.............................................    1,100         21,313
 Ohio Casualty Corp.....................................      700         24,063
 Old Republic International Corp........................    2,100         56,963
 Overseas Shipholding Group, Inc........................      500          8,000
 PHH Corp...............................................      700         31,413
 Paccar, Inc............................................      300         20,025
 Paine Webber Group, Inc................................    1,300         35,263
 Paul Revere Corp.......................................    1,000         31,625
 Phelps Dodge Corp......................................    1,400        101,675
 Potlatch Corp..........................................      700         30,975
 Pulte Corp.............................................      400         12,250
*Quantum Corp...........................................      900         24,188
 RJR Nabisco Holdings Corp..............................    6,540        209,280
 Rayonier, Inc..........................................      700         27,125
 Reliance Group Holdings, Inc...........................    2,700         24,300
 Reliastar Financial Corp...............................      200         11,150
 Republic New York Corp.................................      300         26,475
 Reynolds Metals Co.....................................    1,600         95,200
 Ryder System, Inc......................................    2,000         60,750
 Safeco Corp............................................    3,100        129,425
 Saint Paul Companies, Inc..............................    1,900        111,863
 Salomon, Inc...........................................    2,600        118,625
 Sensormatic Electronics Corp...........................    1,300         26,000
 Signet Banking Corp....................................    1,000         30,250
 Smiths Food & Drug Centers, Inc. Class B...............       49          1,482
 Southern New England Telecommunications Corp...........      300         11,925
*Spiegel, Inc. Class A Non-Voting.......................      200          1,713
 Springs Industries, Inc. Class A.......................      300         13,950
 Standard Federal Bancorporation, ......................      200         11,275
 Stone Container Corp...................................    2,400         36,900
 Sun Company, Inc.......................................    1,100         27,500
 TIG Holdings, Inc......................................      900         27,450
*Tandem Computers, Inc..................................    2,600         35,425
 Tecumseh Products Co. Class A..........................      200         11,775
 Telephone & Data Systems, Inc..........................    1,100         41,113
 Temple-Inland, Inc.....................................    1,400         75,250
*Teradyne, Inc..........................................    1,600         37,800
 Timken Co..............................................      800         36,500
 Transamerica Corp......................................    1,400        111,125
 Tyson Foods, Inc. Class A..............................    1,800         59,063
 UMB Financial Corp.....................................      300         11,850
 USF&G Corp.............................................    3,600         72,000
 USLIFE Corp............................................      650         20,069
 USX-Marathon Group, Inc................................    7,100        162,413
 USX-US Steel Group ....................................    2,100         63,263
 Union Camp Corp........................................    1,700         83,513
 Union Pacific Corp.....................................    3,400        198,050
*Union Pacific Resources Group, Inc.....................    2,879         86,010
 Unionbancal Corp.......................................      700         38,325
*Unisys Corp............................................    2,500         19,063
*United States Cellular Corp............................    1,400         39,200
 Unitrin, Inc...........................................      700         37,363
 Valero Energy Corp.....................................      900         27,000
 Valhi, Inc.............................................    1,200          7,350
*Value Health, Inc......................................      900       $ 16,313
*Viacom, Inc. Class B...................................    7,000        264,250
*Vishay Intertechnology, Inc............................    1,600         33,600
*Waban, Inc.............................................      600         15,825
 Washington Mutual, Inc.................................    1,200         52,275
 Wellman, Inc...........................................    1,000         16,125
 Wesco Financial Corp...................................      100         18,500
 Westvaco Corp..........................................    2,300         64,975
 Weyerhaeuser Co........................................    2,000         92,000
*Wheelabrator Technologies, Inc.........................    3,600         58,950
 Whirlpool Corp.........................................      300         15,000
*Woolworth Corp.........................................    2,000         48,000
*Zurich Reinsurance Centre Holdings, Inc................      500         15,313
                                                                     -----------
TOTAL UNITED STATES
  (Cost $11,525,241) ...................................              13,331,932
                                                                     -----------
FRANCE - (0.0%)
INVESTMENT IN CURRENCY - (0.0%)
*French Francs (Cost $1,902)  ..........................                   1,886
                                                                     -----------
GERMANY - (0.0%)
INVESTMENT IN CURRENCY - (0.0%)
*German Marks (Cost $850)  .............................                     842
                                                                     -----------
SPAIN - (0.0%)
INVESTMENT IN CURRENCY - (0.0%)
*Spanish Peseta (Cost $130)  ...........................                     126
                                                                     -----------
UNITED KINGDOM - (0.0%)
INVESTMENT IN CURRENCY - (0.0%)
*British Pound Sterling (Cost $10)  ....................                      11
                                                                     -----------
                                                             Face
                                                            Amount
                                                            ------
                                                             (000)
TEMPORARY CASH INVESTMENTS - (1.3%)
 Repurchase Agreement, PNC
  Securities Corp. 5.45%, 12/02/96 (Collateralized by U.S.
  Treasury Bills 4.93%, 01/16/97)
  (Cost $177,000) ......................................    $ 177        177,000
                                                                     -----------
TOTAL INVESTMENTS - (99.6%) (Cost $11,705,133)  ........              13,511,797
                                                                     -----------
OTHER ASSETS AND LIABILITIES - (0.4%)
Other Assets  ..........................................                  66,398
Liabilities  ...........................................                  (8,081)
                                                                     -----------
                                                                          58,317
                                                                     -----------
NET ASSETS - (100.0%) Applicable to 1,008,543
 Outstanding $.01 Par Value Shares (100,000,000 Shares
 Authorized)............................................             $13,570,114
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 SHARE..................................................             $     13.46
                                                                     ===========


_______________
  +See Note B to Financial Statements.
  *Non-Income Producing Securities

                See accompanying Notes to Financial Statements.

                            STATEMENT OF NET ASSETS

                       VA INTERNATIONAL VALUE PORTFOLIO

                               NOVEMBER 30, 1996

                                                 Shares         Value+
                                                -------         ------
JAPAN -- (38.5%)
COMMON STOCKS -- (36.0%)
Aichi Steel Works, Ltd......................     4,000      $   19,332
Aisin Seiki Co., Ltd........................     2,000          31,986
#Amada Co., Ltd.............................     3,000          25,097
*Aoki Corp..................................     6,000          15,501
Aoyama Trading Co., Ltd.....................     1,100          31,318
#Asahi Breweries, Ltd.......................     4,000          42,882
*Ashikaga Bank, Ltd.........................     3,000          16,397
Atsugi Nylon Industrial Co., Ltd............     5,000          19,464
Calpis Food Industry Co., Ltd...............     2,000          13,040
Casio Computer Co., Ltd.....................     3,000          24,359
Chugoku Bank, Ltd...........................     2,000          32,865
#Chuo Trust and Banking Co., Ltd............     2,000          20,035
Citizen Watch Co., Ltd......................     3,000          23,409
Dai Tokyo Fire & Marine Insurance
Co., Ltd....................................     4,000          24,253
Daicel Chemical Industries, Ltd.............     4,000          19,016
Daikyo, Inc.................................     3,000          16,239
Daito Trust Construction Co.,
Ltd.........................................     1,500          19,640
#Daiwa Bank, Ltd............................    15,000          86,995
Daiwa House Industry Co., Ltd...............     5,000          69,420
Ezaki Glico Co., Ltd........................     2,000          18,102
Fuji Photo Film Co., Ltd....................     5,000         156,854
Fujisawa Pharmaceutical Co., Ltd............     2,000          17,750
Fujita Corp.................................     9,000          28,471
Fujitsu, Ltd................................    15,000         143,673
Fukuoka City Bank, Ltd......................     4,000          28,647
Gunze, Ltd..................................     4,000          22,425
*Hanwa Co., Ltd.............................     5,000          15,246
*Haseko Corp................................     8,000          24,605
Hiroshima Bank, Ltd.........................     2,000          11,037
Hitachi Koki Co., Ltd.......................     2,000          16,661
#Hitachi Maxell, Ltd........................     1,000          20,650
#Hitachi Transport System, Ltd..............     2,000          19,332
Hitachi, Ltd................................    36,000         335,327
Hokkaido Bank, Ltd..........................     7,000          17,715
*Hokkaido Takushoku Bank, Ltd.,
Takugin....................................     16,000          35,149
Hokuriku Bank, Ltd.........................      7,000          36,661
Hyakujushi Bank, Ltd.......................      3,000          19,429
Inax Corp..................................      2,000          16,854
Katokichi Co., Ltd.........................      1,000          20,387
Keiyo Bank, Ltd............................      5,000          24,605
Kinden Corp................................      2,000          27,768
Kiyo Bank, Ltd.............................      5,000          21,090
Kokusai Securities Co., Ltd................      2,000          23,726
Komatsu, Ltd...............................      9,000          75,844
*Kumagai Gumi Co., Ltd.....................      6,000          16,977
Kureha Chemical Industry Co.,
Ltd........................................      4,000          18,629
Kyudenko Corp..............................      2,000          21,441
#Long Term Credit Bank of Japan,
Ltd........................................     20,000         126,538
Maeda Corp.................................      2,000          15,571
Marubeni Corp..............................     16,000          72,408
Maruetsu, Inc..............................      3,000          21,907
Matsushita Electric Industrial
Co., Ltd...................................     22,000         380,844
#Matsushita Electric Works, Ltd............      4,000          37,258
Mitsubishi Gas Chemical Co., Inc...........      5,000          18,981


                                                 Shares         Value+
                                                 ------         ------
Mitsubishi Oil Co., Ltd....................      4,000      $   26,538
Mitsui Fudosan Co., Ltd....................      4,000          47,452
Mitsui Trust & Banking Co., Ltd............      2,000          19,156
#Mizuno Corp...............................      2,000          15,606
Nagase & Co., Ltd..........................      2,000          17,012
#Nihon Cement Co., Ltd.....................      3,000          18,585
#Nippon Credit Bank, Ltd...................     12,000          30,580
Nippon Meat Packers, Inc., Osaka...........      2,000          26,186
Nippon Oil Co., Ltd........................     12,000          67,803
Nippon Sheet Glass Co., Ltd................      4,000          16,485
Nippon Shinpan Co., Ltd., Tokyo............      6,000          37,592
#Nisshin Steel Co., Ltd....................      5,000          15,334
Nisshinbo Industries, Inc..................      3,000          26,362
Nittetsu Mining Co., Ltd...................      2,000          17,223
*Nitto Boseki Co., Ltd.....................      7,000          21,283
Noritz Corp................................      1,000          13,620
Pioneer Electronic Corp....................      2,000          43,058
San-In Godo Bank, Ltd......................      3,000          22,671
Sankyo Aluminum Industry Co.,
Ltd........................................      3,000          13,629
Sanyo Electric Co., Ltd....................     21,000          98,357
Sekisui House, Ltd.........................      6,000          64,323
Shiga Bank, Ltd............................      4,000          21,722
Shinmaywa Industries, Ltd..................      2,000          16,696
Shionogi & Co., Ltd........................      3,000          23,515
#Shiseido Co., Ltd.........................      4,000          48,155
Sumitomo Corp..............................     10,000          84,798
Sumitomo Realty & Development
Co., Ltd...................................      7,000          48,594
Teijin, Ltd................................      4,000          19,086
#Tokyo Sowa Bank, Ltd......................      4,000          20,035
Tokyo Steel Manufacturing Co.,
Ltd........................................      1,500          22,144
Tokyo Style Co., Ltd.......................      1,000          14,763
*Tokyo Tatemono Co., Ltd...................      4,000          18,348
Toyo Engineering Corp......................      3,000          16,081
Toyo Trust & Banking Co., Ltd..............      7,000          60,466
Toyota Motor Corp..........................      2,000          54,657
Toyota Tsusho Corp.........................      4,000          24,077
Victor Co. of Japan, Ltd...................      2,000          20,914
Yamaguchi Bank, Ltd........................      2,000          29,877
Yamaichi Securities Co., Ltd...............     12,000          63,374
Yamato Kogyo Co., Ltd......................      2,000          19,859
Yasuda Trust & Banking Co., Ltd............      8,000          37,750
                                                            ----------
TOTAL COMMON STOCKS
(Cost $3,958,866)..........................                  3,783,576
                                                            ----------
INVESTMENT IN CURRENCY -- (2.5%)
*Japanese Yen (Cost $269,968)..............                    267,211
                                                            ----------
TOTAL -- JAPAN (Cost $4,228,834)...........                  4,050,787
                                                            ----------
UNITED KINGDOM -- (19.8%)
COMMON STOCKS -- (19.1%)
ASDA Group P.L.C...........................     18,900          37,649
Abbey National P.L.C.......................      4,000          46,934
Anglian Water P.L.C........................      2,100          20,598
Argyll Group P.L.C.........................      5,000          32,695
Arjo Wiggins Appleton P.L.C................      5,400          14,569
Associated British Foods P.L.C.............      4,000          29,686
BAA P.L.C..................................      3,045          25,209

THE VA INTERNATIONAL VALUE PORTFOLIO CONTINUED

                                         Shares             Value+
                                         ------             ------
  Barclays P.L.C....................      4,500         $   77,650
  Bass P.L.C........................      5,800             76,438
  British Gas P.L.C.................     22,000             80,991
  British Land Co. P.L.C............      3,500             28,447
  British Steel P.L.C...............     16,300             45,553
  British Telecommunications P.L.C..     42,000            267,229
  Burton Group P.L.C................     18,700             46,759
  Commercial Union P.L.C............      3,071             34,072
  General Accident P.L.C............      2,500             30,783
  Great Universal Stores P.L.C......      6,100             70,343
  Guardian Royal Exchange P.L.C.....      7,266             32,734
  Guinness P.L.C....................      7,000             52,598
  ICI (Imperial Chemical Industries
   P.L.C.)..........................      4,300             55,839
  Ladbroke Group P.L.C..............      7,698             26,528
  Lasmo P.L.C.......................      8,700             32,174
  Lonrho P.L.C......................      6,237             14,102
  National Power P.L.C..............      6,000             46,597
  National Westminster Bank P.L.C...      8,430             97,991
  North West Water Group P.L.C......      2,419             24,032
  Pilkington P.L.C..................      7,830             19,546
  Powergen P.L.C....................      3,000             29,275
  Redland P.L.C.....................      4,110             25,563
  Royal & Sun Alliance Insurance
   Group, Inc. P.L.C................      9,948             75,001
  Sainsbury (J.) P.L.C..............      9,000             56,809
  Scottish & Newcastle P.L.C........      2,000             21,483
  Sears P.L.C.......................     12,100             18,916
  Severn Trent P.L.C................      2,999             33,021
  Shell Transport & Trading Co.
   P.L.C............................      7,500            124,688
  Tesco P.L.C.......................     14,200             81,159
  Thames Water P.L.C................      2,784             27,026
  Unilever P.L.C....................      2,300             54,206
  Welsh Water P.L.C.................      1,583             19,718
  Whitbread P.L.C...................      4,200             54,116
  Yorkshire Water P.L.C.............      1,652             18,981
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $1,698,058).................                     2,007,708
                                                        ----------
INVESTMENT IN CURRENCY -- (0.7%)
 *British Pound Sterling
  (Cost $75,472)....................                        76,075
                                                        ----------
TOTAL -- UNITED KINGDOM
  (Cost $1,773,530).................                     2,083,783
                                                        ----------
GERMANY -- (7.8%)
COMMON STOCKS -- (7.6%)
  BASF AG...........................      4,000            148,103
 #BHF Bank..........................      1,000             24,243
  Bankgesellschaft Berlin AG........      1,000             16,433
 #Bayer AG..........................      2,000             80,560
 #Bayerische Hypotheken und
   Wechselbank AG...................      1,700             53,384
  Bayerische Vereinsbank AG.........      1,120             46,979
 #Commerzbank AG....................      2,000             49,203
  Deutsche Bank AG..................      3,300            157,429
  Deutsche Lufthansa AG.............      2,000             25,773
  Dresdner Bank AG, Frankfurt.......      2,900             86,160
 #Man AG, Muenchen..................        100             23,593
 #Siemens AG........................        500             24,113
  Vereins & Westbank AG.............        112             26,096
  Volkswagen AG.....................        100           $ 40,124
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $697,350)...................                       802,193
                                                        ----------
INVESTMENT IN CURRENCY -- (0.2%)
 *German Marks (Cost $21,874).......                        21,684
                                                        ----------
TOTAL -- GERMANY
  (Cost $719,224)...................                       823,877
                                                        ----------
FRANCE -- (7.5%)
COMMON STOCKS -- (7.1%)
  Alcatel Alsthom Cie Generale
   d'Electricite SA.................        567             51,498
  Axa SA............................        700             42,126
  Banque Nationale de Paris.........        700             27,861
  Elf Aquitaine SA..................      1,609            140,529
  Eridania Beghin-Say SA............        200             31,297
  Financiere de Paribas SA Series A         446             30,642
  Groupe Danone.....................        300             44,359
  LaFarge Coppee SA.................        308             19,609
  Peugeot SA........................        200             24,593
  Rhone-Poulenc SA Series A.........      1,125             36,372
  Saint Louis (SLB).................        100             25,455
  Saint-Gobain......................        307             43,983
 *Societe Centrale des Assurances
   Generales de France SA...........        700             23,262
  Societe Generale Paris............        510             55,679
  Suez SA...........................        624             26,915
  Total SA Series B.................        825             66,809
  UAP SA............................      1,930             51,420
                                                        ----------
TOTAL COMMON STOCKS
  (Cost $659,603)...................                       742,409
                                                        ----------
INVESTMENT IN CURRENCY -- (0.4%)
 *French Francs (Cost $44,695)......                        44,140
                                                        ----------
TOTAL -- FRANCE (Cost $704,298).....                       786,549
                                                        ----------
SWITZERLAND -- (5.5%)
COMMON STOCKS -- (5.5%)
  Baloise-Holding, Basel............         25             55,833
  Banque Cantonale Vaudois..........        110             29,463
  CS Holding, Zuerich (Namen).......        800             85,188
 *Julius Baer Holding AG, Zuerich...         20             21,489
 *Oerlikon-Buehrle Holding AG,
   Zuerich..........................        500             51,612
  Pargesa Holding SA, Geneve........         50             56,216
 *SBG (Schweizerische
   Bankgesellschaft)................        110            103,668
 *SBV (Schweizerischer Bankverein)
   (Namen)..........................        300             59,286
  SIG (Schweizerische Industrie
  Gesellschaft Holding AG),
  Neuhausen am Rheinfall............         10             24,098
  Schindler Holding AG, Hergiswil...         25             24,962
  Sulzer AG, Winterthur.............         50             28,780
 *Swissair Schweizerische
  Luftverkehr AG, Zuerich...........         50             37,989
                                                         ---------
TOTAL COMMON STOCKS
  (Cost $559,447)...................                       578,584
                                                         ---------

THE VA INTERNATIONAL VALUE PORTFOLIO CONTINUED

                                          Shares          Value+
                                         --------       ----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Swiss Francs (Cost $1,548)........                     $  1,508
                                                        -----------
TOTAL -- SWITZERLAND
  (Cost $560,995)...................                      580,092
                                                        -----------
HONG KONG -- (4.4%)
COMMON STOCKS -- (4.4%)
 #Amoy Properties, Ltd..............     40,000            55,883
  Chinese Estates Holdings, Ltd.....     24,645            28,533
 *Evergo China Holdings, Ltd........      3,838               725
 #Great Eagle Holdings, Ltd.........      7,177            29,802
  Hang Lung Development Co., Ltd....     12,000            26,777
 #Hong Kong & Shanghai Hotels, Ltd..     18,416            36,687
  Hopewell Holdings, Ltd............     70,000            46,180
  Hysan Development Co., Ltd........     10,000            38,225
  Paliburg Holdings, Ltd............     36,000            30,503
 #Sino Land Co., Ltd................     20,000            25,483
  Wharf Holdings, Ltd...............     17,000            87,963
  Wheelock and Co., Ltd.............     19,000            55,792
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $324,805)...................                      462,553
                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Hong Kong Dollars (Cost $2,415)...                        2,415
                                                        -----------
RIGHTS/WARRANTS -- (0.0%)
 *Hong Kong & Shanghai Hotels, Ltd.
  Warrants 12/10/98.................      1,416                82
                                                        -----------
TOTAL -- HONG KONG
  (Cost $327,220)...................                      465,050
                                                        -----------
NETHERLANDS -- (3.6%)
COMMON STOCKS -- (3.6%)
  ABN Amro Holding NV...............      1,353            87,662
  DSM NV............................        500            48,434
  Fortis Amev NV....................      2,321            77,412
  Ing Groep NV......................      2,914           102,092
  KLM Royal Dutch Airlines NV.......        828            21,372
  Philips Electronics NV............      1,000            40,429
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $281,002)...................                      377,401
                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Netherlands Guilder (Cost $62)....                           62
                                                        -----------
TOTAL -- NETHERLANDS
  (Cost $281,064)...................                      377,463
                                                        -----------
ITALY -- (3.2%)
COMMON STOCKS -- (3.2%)
  Banca Commerciale Italiana SpA....     26,000            47,788
 *Banca di Roma.....................     30,000            27,570
 #Credito Italiano..................     20,000            21,950
  Fiat SpA..........................     49,000           144,425
  Istituto Bancario San Paolo
   Torino SpA.......................      9,000            56,529
  Italcementi Fabbriche Riunite
   Cemento SpA, Bergamo.............      5,000            29,273
 *Olivetti (Ing C & C) SpA, Ivrea...     25,000             8,810
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $355,723)...................                      336,345
                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Italian Lira (Cost $6)............                     $      6
                                                        -----------
TOTAL -- ITALY (Cost $355,729)......                      336,351
                                                        -----------
AUSTRALIA -- (3.0%)
COMMON STOCKS -- (3.0%)
  Australia and New Zealand Banking
  Group, Ltd........................      5,863            38,552
  CSR, Ltd..........................      8,813            28,867
  Commonwealth Bank of Australia....      3,426            33,442
  MIM Holdings, Ltd.................     11,281            16,086
  National Australia Bank, Ltd......      5,528            68,915
  News Corp., Ltd...................     11,685            62,267
 #Westpac Banking Corp..............     11,200            67,075
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $262,250)...................                      315,204
                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Australian Dollar (Cost $14)                                 14
                                                        -----------
TOTAL -- AUSTRALIA
  (Cost $262,264)...................                      315,218
                                                        -----------
SWEDEN -- (2.9%)
COMMON STOCKS -- (2.9%)
 *Diligentia AB...........                  560             8,967
 *Naeckebro AB............                  110             1,983
  Skandinaviska Enskilda Banken
   Series A....................           5,600            52,134
  Stadshypotek AB Series A                1,000            29,791
  Stora Kopparbergs Bergslags AB
   Series A....................           2,900            39,741
  Svenka Cellulosa AB Series B            1,300            27,884
  Svenska Handelsbanken Series A  ..      2,400            65,777
 *Swedish Match AB (Frueher Svenska
   Taendsticks AB).............             900             2,949
  Volvo AB Series A.......                2,400            52,551
  Volvo AB Series B.......                  900            19,774
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $242,185)..............                           301,551
                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Swedish Krona (Cost $21)                                     21
                                                        -----------
TOTAL -- SWEDEN (Cost $242,206)  ...                      301,572
                                                        -----------
SPAIN -- (2.2%)
COMMON STOCKS -- (2.2%)
  Banco Central Hispanoamericano SA       1,200            29,873
  Fuerzas Electricas de Cataluna SA
   Series A....................           2,900            23,169
  Iberdrola SA............                9,200           106,167
  Sevillana de Electricidad ...           4,300            40,328
  Union Electrica Fenosa SA ...           4,000            30,135
                                                        -----------
TOTAL COMMON STOCKS
  (Cost $173,289)..............                           229,672
                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Spanish Peseta (Cost $471) ..                               461
                                                        -----------
TOTAL -- SPAIN (Cost $173,760)                            230,133
                                                        -----------

THE VA INTERNATIONAL VALUE PORTFOLIO CONTINUED

                                                                        Shares              Value+
                                                                        -------             ------
BELGIUM -- (1.8%)
COMMON STOCKS -- (1.4%)
  Banque Bruxelles Lambert..........................................        100         $    21,099
  CMB (Cie Maritime Belge)..........................................        300              22,789
  Cofinimmo SA......................................................        200              22,489
  Electrafina SA....................................................        200              18,509
  Groupe Bruxelles Lambert SA.......................................        200              25,395
  Societe Generale de Belgique SA...................................        500              37,982
                                                                                        -----------
TOTAL COMMON STOCKS (Cost $147,459).................................                        148,263
                                                                                        -----------
INVESTMENT IN CURRENCY -- (0.4%)
 *Belgian Francs (Cost $45,464).....................................                         44,918
                                                                                        -----------
TOTAL -- BELGIUM (Cost $192,923)....................................                        193,181
                                                                                        -----------
SINGAPORE -- (1.3%)
COMMON STOCKS -- (1.3%).............................................
  Singapore Land, Ltd...............................................      9,000              51,639
  Straits Steamship Land, Ltd.......................................     17,000              54,283
  United Industrial Corp., Ltd......................................     18,000              15,396
  United Overseas Land, Ltd.........................................     12,000              18,988
                                                                                        -----------
TOTAL COMMON STOCKS (Cost $143,397).................................                        140,306
                                                                                        -----------
INVESTMENT IN CURRENCY -- (0.0%)
 *Singapore Dollars (Cost $76)......................................                             77
                                                                                        -----------
TOTAL -- SINGAPORE (Cost $143,473)..................................                        140,383
                                                                                        -----------
                                                                          Face
                                                                         Amount
                                                                        --------
                                                                          (000)
TEMPORARY CASH INVESTMENTS -- (2.2%)
  Repurchase Agreement, PNC Securities Corp.
   5.45%, 12/02/96 (Collateralized by U.S.
   Treasury Bills 4.93%, 01/16/97)
   (Cost $223,000)..................................................    $   223             223,000
                                                                                         ----------
TOTAL INVESTMENTS -- (103.7%)
 (Cost $10,188,520).................................................                     10,907,439
                                                                                         ----------
OTHER ASSETS AND LIABILITIES -- (-3.7%)
Other Assets........................................................                        554,178
Payable for Investment Securities Purchased ........................                       (939,860)
Other Liabilities...................................................                         (5,215)
                                                                                         ----------
                                                                                           (390,897)
                                                                                         ----------
NET ASSETS -- (100.0%) Applicable to 921,300 Outstanding
  $.01 Par Value Shares (100,000,000 Shares Authorized).............                    $10,516,542
                                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ...........                    $     11.41
                                                                                       ============

__________
+See Note B to Financial Statements.
*Non-Income Producing Securities
#Securities on Loan

                See accompanying Notes to Financial Statements

                           STATEMENT OF NET ASSETS

                       VA INTERNATIONAL SMALL PORTFOLIO

                              NOVEMBER 30, 1996


                                                 Shares       Value+
                                                 ------       ------
JAPAN -- (33.9%)
COMMON STOCKS -- (32.2%)
  Achilles Corp...............................    6,000      $20,562
  Aica Kogyo Co., Ltd.........................    3,000       17,373
  Aichi Tokei Denki Co., Ltd..................    3,000       15,290
  Aida Engineering, Ltd.......................    3,000       21,169
  Asahi Kogyosha Co., Ltd.....................    3,000       17,004
  Asahi Organic Chemicals Industry
     Co., Ltd.................................    3,000       19,640
  Ashimori Industry Co., Ltd..................    3,000       14,183
 *Asics Corp..................................    7,000       17,592
*#Bank of Osaka, Ltd..........................    9,000       23,726
 #CKD Corp....................................    2,000       13,866
 *Central Finance Co., Ltd....................    4,000       13,638
*#Chori Co., Ltd..............................    5,000       16,696
  Daisan Bank, Ltd............................    4,000       19,227
 *Daiwabo Co., Ltd............................    8,000       28,822
  Ehime Bank, Ltd.............................    5,000       23,682
*#Fuji Kosan Co., Ltd.........................    6,000       19,086
  Fuji Oil Co., Ltd...........................    3,000       22,803
  Fuji Spinning Co., Ltd., Tokyo..............    4,000       19,578
  Fujiko Co., Ltd.............................    4,000       12,830
 *Furukawa Battery Co., Ltd...................    3,000       18,084
  Gakken Co., Ltd.............................    3,000       19,772
*#Hitachi Seiki Co., Ltd......................    4,000       13,779
 #Hokkaido Gas Co., Ltd.......................    4,000       16,696
  Hokuriku Electric Industry Co., Ltd.........    4,000       19,895
  Howa Machinery, Ltd.........................    5,000       17,267
  Ichikoh Industries, Ltd.....................    4,000       16,169
 #Iwasaki Electric Co., Ltd...................    4,000       17,293
  Iwatsu Electric Co., Ltd....................    3,000       14,025
  JDC Corp....................................    6,000       19,139
 *Japan Aviation Electronics Industry,
    Ltd.  ....................................    3,000       20,824
 *Japan Coated Paper Manufacturing
    Co., Ltd..................................    3,000       10,677
  Japan Paper Industry Co., Ltd...............    3,000       13,313
  Japan Transcity Corp........................    3,000       15,685
  Japan Vilene Co., Ltd.......................    3,000       15,633
 *Kansai Kisen Kaisha.........................    9,000       16,134
  Kanto Auto Works, Ltd., Yokosuka............    3,000       22,777
 #Kanto Denka Kogyo Co., Ltd..................    4,000       19,859
  Kawada Industries, Inc......................    2,000       14,763
 #Kawai Musical Instruments
   Manufacturing Co., Ltd.....................    5,000       19,728
  Keiyo Co., Ltd..............................    2,000       21,968
  Kokusai Kogyo Co., Ltd......................    2,000       22,671
 #Komatsu Forklift Co., Ltd., Tochigi.........    3,000       19,007
  Kosei Securities Co., Ltd...................    4,000       16,169
  Kyodo Shiryo Co., Ltd.......................    5,000       17,399
 *Kyotaru Co., Ltd............................    3,000       17,135
 #Kyushu Bank, Ltd............................    4,000       15,501
  Life Corp...................................    2,000       17,575
  Maruyama Manufacturing Co., Inc.............    3,000       10,677
 #Matsuo Bridge Co., Ltd......................    3,000       16,213
 *Mitsubishi Shindoh Co., Ltd.................    3,000       11,757
  Mitsui Construction Co., Ltd................    6,000       19,772
 *Mitsui Mining Co., Ltd......................    5,000       19,859
  Mitsuuroko Co., Ltd.........................    3,000       21,063
  Nakamuraya Co., Ltd.........................    3,000       16,661
 #Nichias Corp................................    4,000      $18,032
  Nichiei Construction Co., Ltd...............    2,000       14,534
 *Nichimo Co., Ltd............................    5,000       19,069
  Nichireki Co., Ltd..........................    2,000       16,344
  Nichiro Corp................................    5,000       18,234
  Nifco, Inc..................................    2,000       21,968
  Nippon Beet Sugar Manufacturing
    Co., Ltd..................................    5,000       22,012
 *Nippon Carbon Co., Ltd......................    5,000       18,805
  Nippon Chemical Industrial Co.,  Ltd........    2,000       21,615
*#Nippon Columbia Co., Ltd....................    3,000       16,793
  Nippon Concrete Industries Co.,  Ltd........    3,000       12,522
  Nippon Densetsu Kogyo Co., Ltd..............    2,000       19,684
*#Nippon Kasei Chemical Co., Ltd..............    5,000       14,763
 *Nippon Steel Chemical Co., Ltd..............    6,000       22,144
  Nippon Synthetic Chemical Industry
    Co., Ltd.  ...............................    3,000       14,446
 *Nitto Boseki Co., Ltd.......................    8,000       24,323
  OSG Manufacturing Co., Ltd..................    3,000       18,401
 *Odakyu Real Estate Co., Ltd.................    4,000       17,926
 #Parco Co., Ltd..............................    2,000       18,453
  Prima Meat Packers, Ltd.....................    5,000       15,158
 #Rasa Industries, Ltd........................    3,000       19,218
  Rheon Automatic Machinery Co.,  Ltd.........    2,000       15,817
  Sagami Co., Ltd.............................    3,000       20,088
  Sakai Chemical Industry Co., Ltd............    3,000       15,316
  Sakata Inx Corp.............................    3,000       17,689
  Sasebo Heavy Industries Co., Ltd.,
    Tokyo ....................................    7,000       16,854
  Shikoku Chemicals Corp......................    3,000       13,234
  Shinagawa Fuel Co., Ltd.....................    3,000       21,617
*#Showa Line, Ltd.............................   10,000       14,938
 #Sumitomo Precision Products Co.,  Ltd.,
  Amagasaki City..............................    2,000       15,905
 #TOC Co., Ltd................................    2,000       19,332
  Taisei Rotec Corp...........................    3,000       16,424
  Takaoka Electric Manufacturing Co.,
    Ltd., Tokyo...............................    4,000       16,344
  Takasago International Corp.................    3,000       18,981
 #Takashima & Co., Ltd........................    4,000       20,457
  Takiron Co., Ltd............................    3,000       16,292
 #Tasaki Shinju Co., Ltd......................    2,000       16,046
  Toa Doro Kogyo Co., Ltd.....................    3,000       15,026
 *Toa Wool Spinning & Weaving Co.,  Ltd.......    6,000       17,821
 *Tokai Kogyo Co., Ltd........................    7,000       30,448
  Tokico, Ltd.................................    4,000       15,677
 #Tokyo Kikai Seisakusho Ltd..................    3,000       23,278
  Tokyo Rope Manufacturing Co.,  Ltd..........    4,000       17,856
 *Tokyo Securities Co., Ltd...................    4,000       15,220
 *Tokyo Tekko Co., Ltd........................    3,000       13,761
 #Tokyo Theatres Co., Inc., Tokyo.............    6,000       16,661
 #Tonami Transportation Co., Ltd..............    3,000       17,109
  Totoku Electric Co., Ltd., Tokyo............    3,000       17,399
  Toyo Chemical Co., Ltd......................    3,000       19,666
 *Toyo Electric Co., Ltd......................    5,000       17,135

VA INTERNATIONAL SMALL PORTFOLIO CONTINUED


                                                 Shares       Value+
                                                 ------       ------
 #Toyo Umpanki Co., Ltd.................         5,000      $   22,891
  Wakachiku Construction Co., Ltd.......         4,000          18,594
  Yondenko Corp.........................         2,000          17,926
 #Zenchiku Co., Ltd.....................         4,000          13,533
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $2,011,580).....................                     1,931,485
                                                            ----------
INVESTMENT IN CURRENCY -- (1.7%)
 *Japanese Yen (Cost $100,809)..........                       100,083
                                                            ----------
TOTAL -- JAPAN (Cost $2,112,389)                             2,031,568
                                                            ----------
UNITED KINGDOM -- (14.0%)
COMMON STOCKS -- (13.9%)
  APV P.L.C.............................        15,000          18,533
  Ash & Lacy P.L.C......................         7,000          20,592
  Bluebird Toys P.L.C...................         5,000          15,927
  Bodycote International P.L.C..........         3,000          35,679
 *Bodycote International P.L.C. Issue
   96 ...                                        1,000           1,807
  Bradstock Group P.L.C.................        21,000          20,828
  British Polythene Industries P.L.C....         2,000          24,593
  CRT Group P.L.C.......................         5,750          26,727
  Canadian Pizza P.L.C..................        12,000          16,440
  Carpetright P.L.C.....................         4,000          43,101
  Cattle's Holdings P.L.C...............         5,400          23,238
  Davis Service Group P.L.C.............         6,666          25,100
  Dawson Group P.L.C....................         4,000          10,590
  Dawson International P.L.C............        10,000           9,582
  Dewhirst Group P.L.C..................         6,000          19,063
  Diploma P.L.C.........................         3,000          18,659
  Etam P.L.C............................         7,000          15,709
  Greene King P.L.C.....................         2,000          22,643
  Henderson Administration Group  P.L.C.         1,000          19,668
  Heywood Williams Group P.L.C..........         5,000          18,785
  Higgs & Hill P.L.C....................        13,000          16,499
  How Group P.L.C.......................        29,000          18,525
  Johnston Press P.L.C..................         7,010          21,211
  MacFarlane Group Clansman P.L.C......          6,000          17,852
  Mersey Docks & Harbour Co. P.L.C.....          3,580          23,470
  Molins P.L.C..........................         1,360          20,575
 *Oxford Molecular Group P.L.C..........         5,714          34,483
  Photo-Me International P.L.C..........         6,000          12,103
  Polypipe P.L.C........................         8,000          28,980
  Quick Group P.L.C.....................         8,000          19,836
  Redrow Group P.L.C....................        11,000          25,055
  Renishaw P.L.C........................         2,420          14,197
  Senior Engineering Group P.L.C........        12,000          22,391
  Serco Group P.L.C.....................         2,400          26,830
  St. Modwen Properties P.L.C...........        23,000          24,358
  Staveley Industries P.L.C.............         6,000          19,163
  T & S Stores P.L.C....................         7,690          22,428
  Triplex Lloyd P.L.C...................         7,317          25,645
  Vardon P.L.C..........................         9,000          12,028
  Vinten Group P.L.C....................         2,000          23,685
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $768,424).......................                       836,578
                                                            ----------
INVESTMENT IN CURRENCY -- (0.1%)
 *British Pound Sterling (Cost $1,375)..                         1,440
                                                            ----------
TOTAL -- UNITED KINGDOM
  (Cost $769,799).......................                      $838,018
                                                            ----------
FRANCE -- (10.2%)
COMMON STOCKS -- (9.0%)
  Bis SA................................           200          20,188
  Bollore Technologies SA...............           200          21,490
  Canal Plus SA.........................            50          11,492
  DMC (Dollfus Mieg et Cie).............           300           6,637
  Degremont.............................           300          23,271
  EBF SA................................           714          26,871
  France SA.............................            80          18,541
 *GTM Entrepose.........................           500          25,043
  Gaumont...............................           401          33,256
  Groupe Andre SA.......................           304          22,301
  Groupe du Louvre SA...................           700          19,038
  Groupement pour le Financement de la
   Construction SA......................           300          25,984
  Guyenne et Gascogne SA................            60          21,835
  Havas Advertising SA..................           203          22,357
  Legris Industries SA..................           400          17,468
  Lille-Bonnieres & Colombes............           330          28,759
 *Metaleurop SA.........................         1,500          13,216
 *Moulinex SA...........................         1,200          29,190
 *SAGA (Societe Anonyme de
    Gerance et d'Armement)..............           300           4,654
  SAT SA (SA des
    Telecommunications).................            57          17,468
  SFIM (Societe de Fabrication
    d'Instruments de Mesure)............           102          20,494
 *SGE (Societe Generale d'Enterprise  SA)        1,000          22,352
  Skis Rossignol SA.....................           648          17,376
  Strafor Facom SA......................           283          20,771
  Union Immobiliere de France...........           300          24,013
 *Union Industrielle de Credit SA,
    Paris...............................         1,364           5,643
  Vallourec (Usines a Tubes de
    Lorraine Escaut et Vallourec
    Reunies)............................           400          21,766
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $524,015).......................                       541,474
                                                            ----------
INVESTMENT IN CURRENCY -- (1.2%)
 *French Francs (Cost $72,872)..........                        72,292
                                                            ----------
RIGHTS/WARRANTS -- (0.0%)
 *Union Industrielle de Credit SA,
  Paris Rights 12/12/96
  (Cost $2,992).........................         1,364             105
                                                            ----------
TOTAL -- FRANCE (Cost $599,879)                                613,871
                                                            ----------
GERMANY -- (7.6%)
COMMON STOCKS -- (7.6%)
  Aachener und Muenchener
    Versicherungs AG....................           100          27,984
 *Concordia Bau und Boden AG............           496           5,811
 *DLW AG................................           100           6,508
  DSL Holding AG........................           150          16,694
 *Didier-Werke AG.......................           200          15,321
  Dyckerhoff & Widmann AG...............           100          12,691
  Fag Kugelfischer Georg Schaeffer AG...         1,250          15,620
  Felten & Guilleaume Energietechnik AG.           100          11,064
  Gerresheimer Glas AG..................         1,000          21,996
  Goldschmidt AG........................            50          20,989

VA INTERNATIONAL SMALL PORTFOLIO CONTINUED

                                                 Shares        Value+
                                                 ------        ------
  Harpener AG................................       100     $ 16,922
  Holsten-Brauerei AG, Hamburg...............       100       22,454
  Iwka AG....................................       100       22,096
 *Kali und Salz Beteiligungs AG..............       200       20,957
 *Kaufhalle AG...............................       200       21,868
 *Linotype-Hell AG...........................       100        8,331
  Phoenix AG, Hamburg........................     1,000       11,975
  Plettac AG.................................        70       13,513
  Rheinboden Hypothekenbank AG...............       100       16,271
  Salamander AG, Kornwesteim.................       100       10,088
 *Schmalbach-Lubeca AG.......................       140       30,843
 *Strabag AG.................................       100        7,813
  Tarkett AG.................................     1,200       25,851
  Verseidag AG...............................       200       15,295
  WCM Beteiligungs und Grundbesitz  AG ......     3,000       28,331
 *Walter AG..................................       100       27,205
                                                            --------
TOTAL COMMON STOCKS
  (Cost $540,916)............................                454,491
                                                            --------
INVESTMENT IN CURRENCY -- (0.0%)
 *German Marks (Cost $9).....................                      9
                                                            --------
TOTAL -- GERMANY
  (Cost $540,925)............................                454,500
                                                            --------
MALAYSIA -- (6.0%)
COMMON STOCKS -- (5.3%)
  Ban Hin Lee Bank Berhad....................     6,000       28,735
  Bandar Raya Developments Berhad............    11,000       22,422
  Batu Kawan Berhad..........................    10,500       22,027
  Berjaya Group Berhad.......................    29,000       21,350
  Berjaya Leisure Berhad.....................    17,000       21,397
 *Gadek Capital Berhad.......................     2,000        5,304
  Guinness Anchor Berhad.....................    11,000       26,994
  Hap Seng Consolidated Berhad...............    11,000       21,987
  Ho Hup Construction Co. Berhad.............     5,000       13,754
  Kelang Container Terminal Berhad...........     7,000       17,039
  Kemayan Corp. Berhad.......................    11,000       14,803
  Landmarks Berhad...........................    15,000       22,205
  MCB Holdings Berhad........................    25,000       19,098
  Phileo Allied Berhad.......................    12,000       22,133
 *Sri Hartamas Corp. Berhad..................    30,000       20,661
  Westmont Land (Asia) Berhad................    12,600       18,752
                                                            --------
TOTAL COMMON STOCKS
  (Cost $290,230)............................                318,661
                                                            --------
INVESTMENT IN CURRENCY -- (0.7%)
 *Malaysian Ringetts (Cost $43,651)..........                 43,605
                                                            --------
TOTAL -- MALAYSIA
  (Cost $333,881)............................                362,266
                                                            --------
NETHERLANDS -- (4.9%)
COMMON STOCKS -- (4.9%)
  ACF Holding NV (Certificate)...............       800       12,947
  Ahrend NV..................................       618       31,904
  Capital Gemini NV..........................     2,100       61,879
  Grolsche NV................................       800       30,858
  Internatio-Mueller NV......................     1,200       30,000
  Koninklijke Frans Maas Groep NV............       715       28,948
  Otra NV....................................     1,000       17,285
  Schuttersveld Holding......................       617       24,837
  Twentsche Kabel Holding NV.................       606       30,757
  Wegener NV.................................       305       27,510
                                                            --------
TOTAL COMMON STOCKS
  (Cost $225,208)............................               $296,925
                                                            --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Netherlands Guilder (Cost $7)..............                      7
                                                            --------
TOTAL -- NETHERLANDS
  (Cost $225,215)............................                296,932
                                                            --------
ITALY -- (3.5%)
COMMON STOCKS -- (3.5%)
*#Ansaldo Trasporti SpA......................     7,000        8,169
  Banca Toscana..............................    11,000       20,291
 #Cartiere Burgo SpA.........................     4,000       19,174
 *Cogefar-Impresit Costruzioni Generali SpA..    19,000       15,213
 *Dalmine SpA................................    82,000       18,433
  Gewiss SpA.................................     2,000       25,388
  Milano Assicurazioni SpA...................     5,000       14,050
 *Premafin Finanziaria SpA...................    37,000       12,280
  Previdente Cia Italiana
   Assicurazione SpA.........................     3,000       14,876
  Sorin Biomedica SpA........................     7,500       27,521
 #Tecnost SpA................................     8,000       19,306
  Vianini Lavori SpA.........................    10,000       17,190
                                                            --------
TOTAL COMMON STOCKS
  (Cost $234,436)............................                211,891
                                                            --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Italian Lira (Cost $11)....................                     11
                                                            --------
TOTAL -- ITALY (Cost $234,447)...............                211,902
                                                            --------
SWITZERLAND -- (3.4%)
COMMON STOCKS -- (3.4%)
  Attisholz Holding AG, Attisholz............        24        9,504
  EGL (Elektrizitaets-Gesellschaft
    Laufenberg) AG, Laufenberg...............       100       21,949
  Forbo Holding AG, Eglisau..................        51       20,744
 *Helvetia Patria Holding, St. Gallen........        50       20,721
  Kraftwerk Laufenburg, Laufenburg...........       100       21,566
  Phoenix Mecano AG, Stein am Rhein..........        50       25,326
  Porst Holding AG, Jegenstorf...............        94       13,563
 *Saurer AG, Arbon...........................        56       24,325
  Schweizerische National
   Versicherungs Gesellschaft, Basel.........        10       19,417
 *Von Roll AG, Gerlafingen...................       759       13,223
  Zuercher Ziegeleien Holding, Zuerich.......        27       14,919

                                                            --------
TOTAL COMMON STOCKS
  (Cost $224,676)............................                205,257
                                                            --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Swiss Francs (Cost $80)....................                     76
                                                            --------
TOTAL -- SWITZERLAND
  (Cost $224,756)............................                205,333
                                                            --------
HONG KONG -- (3.2%)
COMMON STOCKS -- (3.2%)
  Dynamic Holdings, Ltd......................    92,000       20,232
  Four Seas Mercantile Holdings,  Ltd........    60,000       29,686
  Grande Holdings, Ltd.......................    28,000       11,138

VA INTERNATIONAL SMALL PORTFOLIO CONTINUED


                                                        Shares        Value+
                                                        ------        ------
 #Great Wall Electronic International,  Ltd. ...       101,886       $ 14,498
  Liu Chong Hing Bank, Ltd......................        16,000         26,699
  Semi-Tech (Global) Co., Ltd...................        14,039         24,426
  Shell Electric Manufacturing
   (Holdings) Co., Ltd..........................        38,000         23,718
  Tai Cheung Holdings, Ltd......................        25,000         24,093
  Varitronix International, Ltd.................        10,000         18,563

TOTAL COMMON STOCKS
  (Cost $159,384)...............................                      193,053
                                                                    ---------
INVESTMENT IN CURRENCY -- (0.0%)
 *Hong Kong Dollars (Cost $201).................                          201
                                                                    ---------
RIGHTS/WARRANTS -- (0.0%)
 *Four Seas Mercantile Holdings, Ltd.
   Warrants 09/30/98
  (Cost $0).....................................        12,000          1,382
                                                                    ---------
TOTAL -- HONG KONG
  (Cost $159,585)...............................                      194,636
                                                                    ---------
SWEDEN -- (2.9%)
COMMON STOCKS -- (2.8%)
 *Celsius Industrier AB Series B................         1,400         18,455
*#Enator AB.....................................         1,400         34,201
  Foereningsbanken AB Series A..................        10,400         48,797
  Garphyttan Industrier AB......................         1,400         17,517
  Marieberg Tidnings AB Series A................         1,400         36,285
  Rottneros Bruk AB.............................        11,700         14,116
                                                                    ---------
TOTAL COMMON STOCKS
  (Cost $119,233)...............................                      169,371
                                                                    ---------
INVESTMENT IN CURRENCY -- (0.1%)
 *Swedish Krona (Cost $2,853)...................                        2,871
                                                                    ---------
RIGHTS/WARRANTS -- (0.1%)
 *Enator AB Rights 12/11/96
    (Cost $0)...................................         1,400          3,024
                                                                    ---------
TOTAL -- SWEDEN (Cost $122,086).................                      175,266
                                                                    ---------
AUSTRALIA -- (2.9%)
COMMON STOCKS -- (2.9%)
 *Aurora Gold, Ltd..............................        15,600         31,014
  Bank of Queensland, Ltd.......................         5,717         26,319
  Caltex Australia, Ltd.........................         5,760         20,838
  Capral Aluminium, Ltd.........................         7,483         22,560
  Iama, Ltd.....................................        12,717         29,324
 #Metal Manufactures, Ltd.......................         7,600         18,578
 #Pacific Magazines and Printing,  Ltd..........         8,900         24,656
                                                                    ---------
TOTAL COMMON STOCKS
  (Cost $132,003)...............................                      173,289
                                                                    ---------
INVESTMENT IN CURRENCY -- (0.0%)
 *Australian Dollar (Cost $1,722)...............                        1,785
                                                                    ---------
TOTAL -- AUSTRALIA
  (Cost $133,725)...............................                      175,074
                                                                    ---------
SPAIN -- (2.7%)
COMMON STOCKS -- (2.7%)
  Banco Zaragozano SA...........................         1,200         24,593
  Cementos Portland SA..........................           500         17,464
  Ebro Agricolas Compania de Alimentacion SA....         1,700         23,620
  Europistas Concesionaria Espanola  SA.........         2,300         20,594
  Fabricacion de Automoviles Renault
    de Espana SA................................           800       $ 15,747
  GESA (Gas y Electricidad SA)..................           400         22,540
 *Huarte SA.....................................         2,000          2,794
  Uralita SA....................................         1,900         14,080
  Viscofan Industria Navarra de
    Envolturas Celulosicas SA...................         1,300         20,069
                                                                     --------
TOTAL COMMON STOCKS
  (Cost $174,943)...............................                      161,501
                                                                     --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Spanish Peseta (Cost $939)....................                          918
                                                                     --------
TOTAL -- SPAIN (Cost $175,882)..................                      162,419
                                                                     --------
KOREA -- (2.1%)
COMMON STOCKS -- (2.1%)
  Daelim Industrial Co., Ltd....................         1,030         11,993
  Hankuk Paper Manufacturing Co.,  Ltd. ........           500         11,342
  Hanmi Pharmaceutical Co., Ltd.................           714         29,291
  Kumho Electric Co., Ltd.......................           330         12,940
  Pang Rim Spinning.............................           300         18,098
 *Se Poong Corp.................................         1,200         17,519
 *Ssangyong Investment Securities  Co., Ltd.  ..         1,020         12,430
  Union Steel Manufacturing Co.,  Ltd...........           200         13,996
                                                                     --------
TOTAL COMMON STOCKS
  (Cost $160,384)...............................                      127,609
                                                                     --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Korean Won (Cost $1)..........................                            1
                                                                     --------
TOTAL -- KOREA (Cost $160,385)..................                      127,610
                                                                     --------
SINGAPORE -- (1.9%)
COMMON STOCKS -- (1.9%)
  Amtek Engineering, Ltd........................        15,000         29,401
  Hitachi Zosen (Singapore), Ltd................        22,000         13,015
  Hotel Plaza, Ltd..............................        25,000         16,215
  Scotts Holdings, Ltd..........................        25,000         22,274
  Tuan Sing Holdings, Ltd.......................        44,000         16,465
  Van Der Horst, Ltd............................         4,000         17,819
                                                                     --------
TOTAL COMMON STOCKS
  (Cost $109,472)...............................                      115,189
                                                                     --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Singapore Dollars (Cost $1,180)...............                        1,188
                                                                     --------
TOTAL -- SINGAPORE
  (Cost $110,652)...............................                      116,377
                                                                     --------
BELGIUM -- (1.1%)
COMMON STOCKS -- (1.0%)
  Ackermans & Van Haaren SA.....................           120         21,112
  CMB (Cie Maritime Belge)......................           300         22,789
 *Immobel (Cie Immobiliere de Belgique SA)......           200         13,392
                                                                     --------
TOTAL COMMON STOCKS
  (Cost $59,083)................................                       57,293
                                                                     --------
INVESTMENT IN CURRENCY -- (0.1%)
 *Belgian Francs (Cost $3,125)..................                        3,098
                                                                     --------
TOTAL -- BELGIUM (Cost $62,208).................                       60,391
                                                                     --------

VA INTERNATIONAL SMALL PORTFOLIO CONTINUED

                                                       Face
                                                      Amount          Value+
                                                      ------          ------
                                                       (000)
TEMPORARY CASH INVESTMENTS -- (5.0%)
  Repurchase Agreement, PNC Securities
   Corp. 5.45%, 12/02/96
  (Collateralized by U.S. Treasury
   Notes 5.01%, 01/16/97)
  (Cost $299,000)......................               $ 299       $  299,000
                                                                  ----------
TOTAL INVESTMENTS -- (105.3%)
   (Cost $6,264,814)........................                       6,325,163
                                                                  ----------
OTHER ASSETS AND LIABILITIES -- (-5.3%)
 Other Assets...............................                          76,083
 Payable for Investment
   Securities Purchased.....................                        (388,762)
 Other Liabilities..........................                          (5,301)
                                                                  ----------
                                                                    (317,980)
                                                                  ----------
NET ASSETS -- (100.0%) Applicable
  to 573,172 Outstanding
  $.01 Par Value Shares
  (100,000,000 Shares Authorized)...........                      $6,007,183
                                                                  ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE..........................                      $    10.48
                                                                  ==========

___________
+See Note B to Financial Statements.
*Non-Income Producing Securities
#Securities on Loan

               See accompanying Notes to Financial Statements.

                            STATEMENT OF NET ASSETS

                         VA SHORT-TERM FIXED PORTFOLIO

                               NOVEMBER 30, 1996

                                                 Face
                                                Amount         Value+
                                                ------         ------
                                                 (000)
BONDS -- (42.8%)
Albertson's, Inc. Medium Term Notes
 5.650%, 03/26/98.............................   $170      $  169,864
Bayerische Landesbank U.S. Finance,
  Inc. Medium Term Notes
 6.250%, 07/01/98.............................    150         151,305
Canada (Government of) Bonds
 6.400%, 09/10/98.............................    160         161,880
Chevron Canada Financial, Ltd.
  Corporate Bonds
 5.600%, 04/01/98.............................    150         149,796
Colgate-Palmolive Co. Medium Term Notes
 6.630%, 02/16/98.............................    160         161,570
DuPont (E.I.) de Nemours & Co.
  Corporate Bonds
 8.650%, 12/01/97.............................    150         154,309
FCC National Bank Medium Term Notes
 6.000%, 04/02/98.............................    150         150,543
Ford Motor Credit Co. Corporate Bonds
 6.250%, 02/26/98.............................    150         150,906
General Electric Capital Corp.
  Medium Term Notes
 7.950%, 02/02/98.............................    150         153,662
Interamerican Development Bank
  Corporate Bonds
 9.450%, 09/15/98.............................    150         159,285
KFW International Finance, Inc.
  Medium Term Notes
 8.250%, 03/18/98.............................    150         154,737
Morgan Guaranty Trust Corporate Bonds
 6.000%, 10/01/98.............................    150         150,557
National Rural Utilities Cooperative
  Finance Corp. Medium Term Notes
 8.500%, 02/15/98.............................    150         154,827
Ontario Hydro Medium Term Notes
 5.800%, 03/31/98.............................    150         150,120
Paccar Financial Corp. Medium Term Bonds
 7.350%, 02/02/98.............................    180         183,323
Pepsico, Inc. Corporate Bonds
 6.125%, 01/15/98.............................    150         150,707
Pitney Bowes Credit Medium Term Bonds
 6.305%, 09/23/98.............................    170         171,382
Rockwell International Corp.
  Corporate Bonds
 7.625%, 02/17/98.............................    150         153,399
WMX Technologies, Inc. Medium Term Bonds
 8.125%, 02/01/98.............................    150         153,930
Wachovia Bank Medium Term Notes
 5.375%, 04/15/98.............................    150         149,249
Wal-Mart Stores, Inc. Corporate
  Bonds
 5.500%, 03/01/98.............................    200         199,599
                                                           ----------

TOTAL BONDS (Cost $3,315,994).................             $3,334,950
                                                           ----------
COMMERCIAL PAPER -- (37.7%)
Barclays U.S. C.P.  5.300%, 01/10/97..........   $180         178,862
Barton Capital Corp. C.P.
 5.310%, 01/10/97.............................    200         198,735
Beta Finance, Inc. C.P.
 5.480%, 12/06/96.............................    160         159,830
Caisse des Depots et Consignments C.P.
 5.250%, 12/06/96.............................    170         169,819
Ciesco Corp. C.P.
 5.400%, 12/05/96.............................    160         159,854
Commerzbank U.S. Finance C.P.
 5.310%, 01/03/97.............................    200         198,946
Corporate Asset Funding Corp. C.P.
 5.400%, 12/17/96.............................    170         169,535
Glaxo Wellcome P.L.C. C.P.
 5.300%, 01/27/97.............................    210         208,124
McKenna Triangle C.P.
 5.420%, 12/13/96.............................    160         159,660
Michelin Tire Corp. C.P.
 5.300%, 12/20/96.............................    200         199,362
Sheffield Receivables Corp. C.P.
 5.320%, 01/17/97.............................    200         198,527
Siemens Corp. C.P.
 5.300%, 01/07/97.............................    180         178,943
St. Michael Finance, Ltd. C.P.
 5.320%, 01/07/97.............................    180         178,943
Stanley Works C.P.
 5.260%, 12/16/96.............................    170         169,558
Triple-A-One Plus Funding C.P.
 5.350%, 01/10/97.............................    200         198,735
USAA Capital Corp. C.P.
 5.320%, 01/16/97.............................    210         208,482
                                                           ----------
TOTAL COMMERCIAL PAPER
  (Cost $2,937,084)...........................              2,935,915
                                                           ----------
U.S. TREASURY OBLIGATIONS -- (7.1%)
U.S. Treasury Notes
 6.125%, 03/31/98.............................    150         151,148
 5.875%, 10/31/98.............................    200         200,969
 5.500%, 11/15/98.............................    200         199,594
                                                           ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $549,542).............................                551,711
                                                           ----------
AGENCY OBLIGATIONS -- (5.8%)
Federal Home Loan Bank
 5.715%, 03/20/98.............................    150         150,283
Student Loan Marketing Association
 7.000%, 03/03/98.............................    150         152,583
 6.250%, 06/30/98.............................    150         151,338
                                                           ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $451,623).............................                454,204
                                                           ----------

VA SHORT-TERM FIXED PORTFOLIO CONTINUED

                                                    Face
                                                   Amount            Value+
                                                   ------            ------
                                                   (000)
SUPRANATIONAL OBLIGATIONS -- (2.0%)
African Development Bank
  (Cost $155,293)
 10.000%, 11/01/97.........................        $150          $  155,784
                                                                 ----------
TEMPORARY CASH INVESTMENTS -- (3.7%)
Repurchase Agreement, PNC
  Securities Corp. 5.45%, 12/02/96
  (Collateralized by U.S.
  Treasury Bills 4.93%, 01/16/97)
  (Cost $286,000).....................              286             286,000
                                                                 ----------
TOTAL INVESTMENTS -- (99.1%) (Cost $7,695,536) .                  7,718,564
                                                                 ----------
OTHER ASSETS AND LIABILITIES -- (0.9%)
Other Assets...............................                          78,812
Payable for Fund Shares Redeemed...........                          (3,752)
Other Liabilities..........................                          (4,893)
                                                                 ----------
                                                                     70,167
                                                                 ----------
NET ASSETS -- (100.0%) Applicable to
  772,580 Outstanding  $.01 Par Value Shares
  (100,000,000 Shares Authorized).....                           $7,788,731
                                                                 ==========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE..........................                      $    10.08
                                                                 ==========

____________
+See Note B to Financial Statements.

                See accompanying Notes to Financial Statements

                             SCHEDULE OF INVESTMENTS

                            VA GLOBAL BOND PORTFOLIO

                                NOVEMBER 30, 1996

                                                   Face
                                                  Amount        Value+
                                                  ------        ------
                                                  (000)
JAPAN -- (24.3%)
BONDS -- (24.3%)
Asian Development Bank
 5.000%, 02/05/03................................ 14,000      $142,645
Austria (Republic of)
 6.250%, 10/16/03................................ 13,000       143,925
Credit Local de France SA
 6.000%, 10/31/01................................  9,000        94,848
European Investment Bank
 4.625%, 02/26/03................................ 16,000       160,070
Export-Import Bank of Japan
 4.375%, 10/01/03................................ 15,000       150,040
World Bank (International Bank for
  Reconstruction and Development)
 4.500%, 03/20/03................................ 16,000       161,589
                                                              --------
TOTAL -- JAPAN (Cost $890,643)...................              853,117
                                                              --------
FRANCE -- (18.3%)
BONDS -- (18.3%)
Abbey National Treasury Services
  P.L.C
 6.000%, 02/17/04................................    500        98,228
Credit Local de France SA
 7.000%, 05/12/03................................    700       147,656
France (Republic of)
 8.500%, 04/25/03................................    600       135,330
 6.750%, 10/25/03................................    500       103,572
Regie Autonome des Transports
  Parisiens SA
 6.000%, 09/24/03................................    800       158,744
                                                              --------
TOTAL BONDS (Cost $622,255)......................              643,530
                                                              --------
INVESTMENT IN CURRENCY -- (0.0%)
 *French Francs (Cost $24).......................                   24
                                                              --------
TOTAL -- FRANCE (Cost $622,279)..................              643,554
                                                              --------
CANADA -- (17.8%)
BONDS -- (17.8%)
Canada (Government of)
 8.500%, 04/01/02................................    400       340,586
Kansai International Airport Co., Ltd
 8.000%, 07/02/03................................    200       165,191
Victoria (Treasury Corp.)
 7.250%, 11/24/03................................    150       119,989
                                                              --------
TOTAL -- CANADA (Cost $580,523)..................              625,766
                                                              --------
GERMANY -- (17.5%)
BONDS -- (17.5%)
Germany (Republic of)
 8.000%, 01/21/02................................    550       409,753

World Bank (International Bank for
  Reconstruction and Development)
 6.125%, 09/27/02................................    300      $204,621
                                                              --------
TOTAL BONDS (Cost $620,096)......................              614,374
                                                              --------
INVESTMENT IN CURRENCY -- (0.0%)
 *German Marks (Cost $3).........................                    3
                                                              --------
TOTAL -- GERMANY (Cost $620,099).................              614,377
                                                              --------
NETHERLANDS -- (8.9%)
BONDS -- (8.9%)
Bank Nederlandse Gemeenten
 7.625%, 12/16/02................................    250       161,035
Netherlands (Kingdom of)
 6.500%, 04/15/03................................    250       154,220
                                                              --------
TOTAL BONDS (Cost $314,578)......................              315,255
                                                              --------
INVESTMENT IN CURRENCY -- (0.0%)
 *Netherlands Guilder (Cost $4)..................                    3
                                                              --------
TOTAL -- NETHERLANDS
  (Cost $314,582)................................              315,258
                                                              --------
UNITED KINGDOM -- (7.9%)
BONDS -- (7.9%)
Nippon Telegraph & Telephone Corp
 10.875%, 05/10/01...............................     75       141,708
Oesterreichische Kontrollbank AG
 9.250%, 07/15/02................................     75       135,972
                                                              --------
TOTAL BONDS (Cost $251,908)......................              277,680
                                                              --------
INVESTMENT IN CURRENCY -- (0.0%)
 *British Pound Sterling (Cost $3)...............                    3
                                                              --------
TOTAL -- UNITED KINGDOM
  (Cost $251,911)................................              277,683
                                                              --------
UNITED STATES -- (5.3%)
U.S. TREASURY OBLIGATIONS -- (5.3%)
U.S. Treasury Notes (Cost $183,394)
 6.875%, 03/31/00................................    180       186,131
                                                              --------
AUSTRALIA -- (0.0%)
INVESTMENT IN CURRENCY -- (0.0%)
 *Australian Dollar (Cost $9)....................                    9
                                                              --------
TOTAL INVESTMENTS -- (100%)
  (Cost $3,463,440)..............................           $3,515,895
                                                            ==========

___________

+See Note B to Financial Statements.
*Non-Income Producing Securities
@denominated in Local Currency

                See accompanying Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                           VA GLOBAL BOND PORTFOLIO

                              NOVEMBER 30, 1996
                 (AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

ASSETS:
Investments at Value......................................     $  3,516
Cash......................................................           53
Interest Receivable.......................................           99
Unrealized Gain on Foreign Forward Currency Contracts.....           18
Prepaid Expenses and Other Assets.........................           22
                                                               --------
               Total Assets...............................        3,708
                                                               --------
LIABILITIES:
Payable for Fund Shares Redeemed..........................            5
                                                               --------
NET ASSETS................................................     $  3,703
                                                               ========
SHARES OUTSTANDING $.01 PAR VALUE
   (100,000,000 Shares Authorized)........................      332,470
                                                               ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
                                                               $  11.14
                                                               ========
Investments at Cost.......................................     $  3,463
                                                               ========

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                     FOR THE YEAR ENDED NOVEMBER 30, 1996
                            (AMOUNTS IN THOUSANDS)

                                                                    VA Small          VA Large         VA International
                                                                      Value             Value                Value
                                                                    Portfolio         Portfolio            Portfolio
                                                                    ---------         ---------        -------------
INVESTMENT INCOME
     Dividends (Net of Foreign Taxes withheld of $0, $0 and
        $14, respectively)..................................         $    73           $    208               $153
     Interest...............................................               5                 17                 16
     Income from Securities Lending.........................               -                  -                  2
                                                                     -------           --------              -----
          Total Investment Income...........................              78                225                171
                                                                     -------           --------              -----
EXPENSES
     Investment Advisory Services...........................              28                 20                 28
     Accounting & Transfer Agent Fees.......................              19                 33                 21
     Custodians' Fees.......................................               1                  7                 16
     Legal Fees.............................................               2                  4                  2
     Audit Fees.............................................               1                  2                  1
     Filing Fees............................................               2                  2                  2
     Shareholders' Report...................................               3                  7                  3
     Directors' Fees and Expenses...........................               1                  2                  1
     Organization Costs.....................................               1                  7                  3
     Other..................................................               1                  4                  4
                                                                     -------           --------              -----
          Total Expenses....................................              59                 88                 81
                                                                     -------           --------              -----
     NET INVESTMENT INCOME..................................              19                137                 90
                                                                     -------           --------              -----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY
     Net Realized Gain on Investment Securities                           76                479                 58
     Net Realized Gain (Loss) on Foreign Currency Transactions            --                 (1)                 2
     Change in Unrealized Appreciation (Depreciation) of:
          Investment Securities and Foreign Currency                   1,079              1,191                694
          Translation of Foreign Currency Denominated Amounts             --                 --                  3
                                                                      ------           --------              -----
     NET GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCY            1,155              1,669                757
                                                                      ------           --------              -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $1,174             $1,806               $847
                                                                      ======           ========              =====

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                           STATEMENTS OF OPERATIONS

                     FOR THE YEAR ENDED NOVEMBER 30, 1996
                            (AMOUNTS IN THOUSANDS)

                                                                        VA                 VA
                                                                   International       Short-Term       VA Global
                                                                       Small             Fixed             Bond
                                                                     Portfolio         Portfolio        Portfolio
                                                                     ---------         ---------        ---------
INVESTMENT INCOME
     Dividends (Net of Foreign Taxes withheld of $8, $0 and
        $0, respectively).........................................        $ 91               --               --
     Interest.....................................................           9              $310             $180
     Income from Securities Lending...............................           3                --               --
                                                                          ----              ----             ----
          Total Investment Income.................................         103               310              180
                                                                          ----              ----             ----
EXPENSES
     Investment Advisory Services.................................          27                14                9
     Accounting & Transfer Agent Fees.............................          19                13               30
     Custodians' Fees.............................................          10                 1                2
     Legal Fees...................................................           2                 2                2
     Audit Fees...................................................           1                 1                2
     Filing Fees..................................................           2                 2                1
     Shareholders' Report.........................................           3                 2                4
     Directors' Fees and Expenses.................................           1                 1                2
     Organization Costs...........................................           1                 1                6
     Other........................................................           3                 2                3
                                                                          ----              ----             ----
          Total Expenses .........................................          69                39               61
                                                                          ----              ----             ----
     NET INVESTMENT INCOME........................................          34               271              119
                                                                          ----              ----             ----
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY
     Net Realized Gain (Loss) on Investment Securities ...........         136                (1)              93
     Net Realized Gain on Foreign Currency Transactions...........           1                --              206
     Change in Unrealized Appreciation (Depreciation) of:
          Investment Securities and Foreign Currency                       204                24              (86)
          Translation of Foreign Currency Denominated Amounts                2                --              (22)
                                                                          ----              ----             ----
     NET GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCY.               343                23              191
                                                                          ----              ----             ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............        $377              $294             $310
                                                                          ====              ====             ====

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF CHANGES IN NET ASSETS
                            (AMOUNTS IN THOUSANDS)

                                                            VA SMALL                              VA LARGE
                                                         VALUE PORTFOLIO                       VALUE PORTFOLIO
                                                 ----------------------------          ----------------------------
                                                      YEAR           OCT. 3,                YEAR           JAN. 13,
                                                     ENDED              TO                 ENDED              TO
                                                    NOV. 30,         NOV. 30,             NOV. 30,         NOV. 30,
                                                      1996             1995                 1996             1995
                                                 ------------     -----------          --------------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income .......................     $   19           $    7           $      137          $   102
   Net Realized Gain on Investment Securities ..         76               --                  479              324
   Net Realized Loss on Foreign Currency
     Transactions  .............................         --               --                   (1)             (12)
   Change in Unrealized Appreciation
     (Depreciation) of:
     Investment Securities and Foreign Currency.      1,079             (159)               1,191              616
                                                    --------          -------              -------         --------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations ..............      1,174             (152)               1,806            1,030
                                                    --------          -------              -------         --------
Distributions From:
   Net Investment Income .......................         (9)              (3)                 (86)             (87)
   Net Realized Gains ..........................         --               --                   (2)            (322)
                                                    --------          -------              -------         --------
        Total Distributions ....................         (9)              (3)                 (88)            (409)
                                                    --------          -------              -------         --------
Capital Share Transactions (1):
   Shares Issued ...............................      2,156            5,000                5,754            8,833
   Shares Issued in Lieu of Cash Distributions..          9                3                   88              409
   Shares Redeemed .............................       (120)              --                 (552)          (3,301)
                                                    --------          -------              -------         --------
     Net Increase From Capital Share
        Transactions ...........................      2,045            5,003                5,290            5,941
                                                    --------          -------              -------         --------
        Total Increase .........................      3,210            4,848                7,008            6,562
NET ASSETS
   Beginning of Period .........................      4,848               --                6,562               --
                                                    --------          -------              -------         --------
End of Period  .................................     $8,058           $4,848               13,570          $ 6,562
                                                    ========          =======              =======         ========
(1) SHARES ISSUED AND REDEEMED:
    Shares Issued  .............................        195              500                  465              808
    Shares Issued in Lieu of Cash Distributions           1               --                    7               36
    Shares Redeemed  ...........................        (11)              --                  (45)            (263)
                                                    --------          -------              -------         --------
                                                        185              500                  427              581
                                                    ========          =======              =======         ========

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF CHANGES IN NET ASSETS
                            (AMOUNTS IN THOUSANDS)

                                                        VA INTERNATIONAL                     VA INTERNATIONAL
                                                         VALUE PORTFOLIO                      SMALL PORTFOLIO
                                                 ----------------------------         ----------------------------
                                                      YEAR           OCT. 3,               YEAR           OCT. 3,
                                                     ENDED              TO                ENDED              TO
                                                    NOV. 30,         NOV. 30,            NOV. 30,         NOV. 30,
                                                      1996             1995                1996             1995
                                                 ------------     -----------         --------------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income (Loss) .................   $    90           $   (2)             $   34           $   (3)
   Net Realized Gain on Investment Securities ...        58               --                 136               --
   Net Realized Gain (Loss) on Foreign Currency
     Transactions  ..............................         2              (10)                  1                2
   Change in Unrealized Appreciation
     (Depreciation) of:
     Investment Securities and Foreign Currency..       694               25                 204             (144)
     Translation of Foreign Currency
        Denominated Amounts .....................         3                1                   2                1
                                                    --------          -------             -------          -------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations ...............       847               14                 377             (144)
                                                    --------          -------             -------          -------
Distributions From:
   Net Realized Gains ...........................        (8)              --                  --               --
                                                    --------          -------             -------          -------
Capital Share Transactions (1):
   Shares Issued ................................     5,279            5,000                 802            5,000
   Shares Issued in Lieu of Cash Distributions ..         8               --                  --               --
   Shares Redeemed ..............................      (623)              --                 (28)              --
                                                    --------          -------             -------          -------
     Net Increase From Capital Share
        Transactions ............................     4,664            5,000                 774            5,000
                                                    --------          -------             -------          -------
        Total Increase ..........................     5,503            5,014               1,151            4,856
NET ASSETS
   Beginning of Period ..........................     5,014               --               4,856               --
                                                    --------          -------             -------          -------
End of Period  ..................................   $10,517           $5,014              $6,007           $4,856
                                                    ========          =======             =======          =======
(1) SHARES ISSUED AND REDEEMED:
    Shares Issued  ..............................       477              500                  75              500
    Shares Issued in Lieu of Cash Distributions..         1               --                  --               --
    Shares Redeemed  ............................       (57)              --                  (3)              --
                                                    --------          -------             -------          -------
                                                        421              500                  72              500
                                                    ========          =======             =======          =======

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                     STATEMENTS OF CHANGES IN NET ASSETS
                            (AMOUNTS IN THOUSANDS)

                                                              VA SHORT-TERM                       VA GLOBAL
                                                             FIXED PORTFOLIO                   BOND PORTFOLIO
                                                     ----------------------------      ----------------------------
                                                          YEAR           OCT. 3,            YEAR           JAN. 13,
                                                         ENDED              TO             ENDED              TO
                                                        NOV. 30,         NOV. 30,         NOV. 30,         NOV. 30,
                                                          1996             1995             1996             1995
                                                     --------------   -----------      -----------      -----------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net Investment Income ............................    $  271          $   42            $  119              144
   Net Realized Gain (Loss) on Investment Securities.        (1)             --                93               34
   Net Realized Gain on Foreign Currency
     Transactions  ..................................        --              --               206               35
   Change in Unrealized Appreciation
     (Depreciation) of:
     Investment Securities and Foreign Currency  ....        24              (1)              (86)             139
     Translation of Foreign Currency
        Denominated Amounts .........................        --              --               (22)              41
                                                         -------         -------           -------          -------
     Net Increase in Net Assets
        Resulting from Operations ...................       294              41               310              393
                                                         -------         -------           -------          -------
Distributions From:
   Net Investment Income ............................      (262)            (20)             (132)            (175)
   Net Realized Gains ...............................        --              --                --              (34)
                                                         -------         -------           -------          -------
        Total Distributions .........................      (262)            (20)             (132)            (209)
                                                         -------         -------           -------          -------
Capital Share Transactions (1):
   Shares Issued ....................................     3,072           5,000                --            3,235
   Shares Issued in Lieu of Cash Distributions ......       262              20               132              209
   Shares Redeemed ..................................      (618)             --                --             (235)
                                                         -------         -------           -------          -------
     Net Increase From Capital Share
        Transactions ................................     2,716           5,020               132            3,209
                                                         -------         -------           -------          -------
        Total Increase ..............................     2,748           5,041               310            3,393
NET ASSETS
   Beginning of Period ..............................     5,041              --             3,393               --
                                                         -------         -------           -------          -------
End of Period  ......................................    $7,789          $5,041            $3,703           $3,393
                                                         =======         =======           =======          =======
(1) SHARES ISSUED AND REDEEMED:
    Shares Issued  ..................................       306             502                --              320
    Shares Issued in Lieu of Cash Distributions  ....        26              --                12               20
    Shares Redeemed  ................................       (61)             --                --              (20)
                                                         -------         -------           -------          -------
                                                            271             502                12              320
                                                         =======         =======           =======          =======

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            VA SMALL                          VA LARGE
                                                         VALUE PORTFOLIO                   VALUE PORTFOLIO
                                                 -------------------------------   -----------------------------
                                                      YEAR           OCT. 3,            YEAR           JAN. 13,
                                                     ENDED              TO             ENDED              TO
                                                    NOV. 30,         NOV. 30,         NOV. 30,         NOV. 30,
                                                      1996             1995             1996             1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .........     $ 9.69             $10.00           $ 11.29         $10.00
                                                 ------------      ------------      ------------   ------------
Income from Investment Operations ............
---------------------------------
   Net Investment Income .....................       0.03               0.01              0.17           0.19
   Net Gains (Losses) on Securities (Realized
     and Unrealized) .........................       2.05              (0.31)             2.12           1.85
                                                 ------------      ------------      ------------   ------------
     Total from Investment Operations  .......       2.08              (0.30)             2.29           2.04
----------------------------------------------------------------------------------------------------------------
Less Distributions ...........................
------------------
   Net Investment Income .....................      (0.02)             (0.01)            (0.12)         (0.16)
   Net Realized Gains ........................         --                 --                --          (0.59)
                                                 ------------      ------------      ------------   ------------
   Total Distributions .......................      (0.02)             (0.01)            (0.12)         (0.75)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period ...............    $ 11.75             $ 9.69           $ 13.46         $11.29
================================================================   ============   ==============================
Total Return .................................      21.47%             (3.04)%#          20.45%         20.41%#
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands) ........    $ 8,058             $4,848           $13,570         $6,562
Ratio of Expenses to Average Net Assets ......       1.05%              0.99%*            1.03%          1.20%*
Ratio of Net Investment Income to Average Net
   Assets ....................................       0.34%              0.91%*            1.59%          2.03%*
Portfolio Turnover Rate ......................       5.19%              0.00%*           18.54%         65.38%*
Average Commission Rate (1) ..................    $0.0678                N/A           $0.0484           N/A
----------------------------------------------------------------------------------------------------------------

*Annualized

#Non-Annualized

(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        VA INTERNATIONAL                  VA INTERNATIONAL
                                                         VALUE PORTFOLIO                   SMALL PORTFOLIO
                                                 -------------------------------   ----------------------------
                                                      YEAR           OCT. 3,            YEAR           OCT. 3,
                                                     ENDED              TO             ENDED              TO
                                                    NOV. 30,         NOV. 30,         NOV. 30,         NOV. 30,
                                                     1996             1995            1996              1995
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  ........    $    10.03        $   10.00       $    9.71         $   10.00
                                                 --------------   --------------   --------------   -----------
Income from Investment Operations ............
---------------------------------
   Net Investment Income (Loss) ..............          0.11              --             0.06             (0.01)
   Net Gains (Losses) on Securities (Realized
     and Unrealized)  ........................          1.29             0.03            0.71             (0.28)
                                                 --------------   --------------   --------------   -----------
     Total from Investment Operations  .......          1.40             0.03            0.77             (0.29)
---------------------------------------------------------------------------------------------------------------
Less Distributions ...........................
------------------
   Net Realized Gains ........................         (0.02)             --              --                --
                                                 --------------   --------------   --------------   -----------
Net Asset Value, End of Period  ..............    $    11.41        $   10.03       $   10.48         $    9.71
===============================================================================================================
Total Return  ................................         13.92%            0.30%#          7.93%            (2.90)%#
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands)  .......    $   10,517           $5,014       $   6,007         $   4,856
Ratio of Expenses to Average Net Assets  .....          1.17%            1.32%*          1.27%             2.52%*
Ratio of Net Investment Income to Average Net
   Assets ....................................          1.29%           (0.20)%*         0.63%            (0.39)%*
Portfolio Turnover Rate  .....................          4.14%            0.00%*          6.40%             0.00%*
Average Commission Rate (1)  .................    $   0.0080             N/A        $  0.0200               N/A
---------------------------------------------------------------------------------------------------------------

*Annualized

#Non-Annualized

(1) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the SEC for fiscal years beginning after September 1, 1995.

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          VA SHORT-TERM                       VA GLOBAL
                                                         FIXED PORTFOLIO                   BOND PORTFOLIO
                                                 -------------------------------   -----------------------------
                                                      YEAR           OCT. 3,            YEAR           JAN. 13,
                                                     ENDED              TO             ENDED              TO
                                                    NOV. 30,         NOV. 30,         NOV. 30,         NOV. 30,
                                                     1996             1995             1996             1995
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .........     $   10.04        $   10.00        $   10.61        $   10.00
                                                 --------------   --------------   --------------   ------------
Income from Investment Operations ............
---------------------------------
   Net Investment Income .....................          0.48             0.08             0.37             0.48
   Net Gains (Losses) on Securities (Realized
     and Unrealized) .........................          0.04            --                0.57             0.81
                                                 --------------   --------------   --------------   ------------
     Total from Investment Operations ........          0.52             0.08             0.94             1.29
----------------------------------------------------------------------------------------------------------------
Less Distributions ...........................
------------------
   Net Investment Income .....................         (0.48)           (0.04)           (0.41)           (0.57)
   Net Realized Gains ........................            --               --               --            (0.11)
                                                 --------------   --------------   --------------   ------------
     Total Distributions .....................         (0.48)           (0.04)           (0.41)           (0.68)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period ...............     $   10.08        $   10.04        $   11.14        $   10.61
================================================================================================================
Total Return .................................          5.34%            0.81%#           9.16%           13.09%#
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (thousands) ........     $   7,789        $   5,041        $   3,703        $   3,393
Ratio of Expenses to Average Net Assets ......          0.70%            0.63%*           1.73%            1.31%*
Ratio of Net Investment Income to Average Net
   Assets ....................................          4.93%            5.11%*           3.43%            5.08%*
Portfolio Turnover Rate ......................         29.27%            0.00%*          88.93%           60.09%*
----------------------------------------------------------------------------------------------------------------

(Restated to reflect a 900% stock dividend as of January 2, 1996.)

*Annualized

#Non-Annualized

                See accompanying Notes to Financial Statements

                     DFA INVESTMENT DIMENSIONS GROUP INC.

                        NOTES TO FINANCIAL STATEMENTS

A.   ORGANIZATION:

     At November 30, 1996, DFA Investment Dimensions Group Inc. (the "Fund") consisted of twenty nine portfolios: The U.S. 9-10 Small Company Portfolio, The U.S. 6-10 Small Company Portfolio, The U.S. Large Company Portfolio, The Enhanced U.S. Large Company Portfolio, The U.S. Small Cap Value Portfolio, The U.S. Large Cap Value Portfolio, The DFA/AEW Real Estate Securities Portfolio, The Japanese Small Company Portfolio, The Pacific Rim Small Company Portfolio, The United Kingdom Small Company Portfolio, The Continental Small Company Portfolio, The Emerging Markets Portfolio, The RWB/DFA International High Book to Market Portfolio, The International Small Company Portfolio, The Large Cap International Portfolio, The DFA International Small Cap Value Portfolio, The DFA Intermediate Government Fixed Income Portfolio, The DFA One-Year Fixed Income Portfolio, The DFA Two-Year Corporate Fixed Income Portfolio, The DFA Two-Year Government Portfolio, The DFA Five-Year Government Portfolio, The DFA Two-Year Global Fixed Income Portfolio, The DFA Global Fixed Income Portfolio (the "Portfolios") VA Small Value Portfolio, VA Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (the "VA Portfolios"). At November 30, 1996, The DFA Two Year Corporate Fixed Income Portfolio and The DFA Two-Year Government Portfolio had not yet commenced operations. These financial statements related solely to the VA Portfolios.

     On December 20, 1995, the Board of Directors of DFA Investment Group Inc. approved a 900% stock dividend under Maryland Corporate Law which is treated as a 10 for 1 stock split for financial reporting purposes for VA Short-Term Fixed Portfolio and VA Global Bond Portfolio. The record date of the stock dividend was January 1, 1996, and the ex-date and payable dates were January 2, 1996. This was a tax-free event to the shareholders of these portfolios. All share and per share data as of and for the period ended November 30, 1995 have been restated to reflect the stock dividend.

B.   SIGNIFICANT ACCOUNTING POLICIES:

     The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     1. Security Valuation: Securities held by VA Small Value Portfolio and VA Large Value Portfolio (the "Domestic Equity Portfolios") which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day, or if there is no such reported sale, at the mean between the most recent bid and asked prices. Securities held by VA International Value Portfolio and VA International Small Portfolio (the "International Equity Portfolios") which are listed on a securities exchange are valued at the last quoted sale price. Price information on listed securities is taken from the exchange where the security is primarily traded.

     Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors.

     Securities held by VA Short-Term Fixed Portfolio and VA Global Bond Portfolio are valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities for which quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors.

     2. Foreign Currency: Securities, other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. VA Global Bond Portfolio also enters into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are also market to market daily based on daily exchange rates.

     The International Equity Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, VA
Global Bond Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gains or loss for both financial reporting and income tax reporting purposes.

      Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amount of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

     3.  Federal Income Taxes:   It is the VA Portfolios' intention to continue
to qualify as a regulated investment company and distribute all of their taxable income. Accordingly, no provision for Federal taxes is required in the financial statements.

     4.  Other:   Security transactions are accounted for on the date the
securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to a VA Portfolio are directly charged. Common expenses are allocated using methods determined by the Board of Directors.

C.   INVESTMENT ADVISOR:

     Dimensional Fund Advisors Inc. ("the Advisor") provides investment advisory services to the VA Portfolios. For the year ended November 30, 1996, the VA Portfolios' advisory fees were computed daily and paid monthly to the Advisor based on the following effective annual rates of:

          VA Small Value Portfolio  .....................  .50 of 1%
          VA Large Value Portfolio  .....................  .25 of 1%
          VA International Value Portfolio  .............  .40 of 1%
          VA International Small Portfolio  .............  .50 of 1%
          VA Short-Term Fixed Portfolio  ................  .25 of 1%
          VA Global Bond Portfolio  .....................  .25 of 1%

     Certain officers of the VA Portfolios are also officers, directors and shareholders of the Advisor.

D.   PURCHASES AND SALES OF SECURITIES:

     For the year ended November 30, 1996, the VA Portfolios made the following purchases and sales of investment securities (amounts in thousands):

                                                                     OTHER
                                        U.S. GOVERNMENT            INVESTMENT
                                          SECURITIES               SECURITIES
                                    ----------------------   ----------------------
                                      Purchases     Sales     Purchases     Sales
VA Small Value Portfolio  ........         --         --        $2,326      $  290
VA Large Value Portfolio  ........         --         --         6,818       1,480
VA International Value Portfolio           --         --         4,904         279
VA International Small Portfolio           --         --         1,147         335
VA Short-Term Fixed Portfolio  ...     $1,455       $609         3,783         298
VA Global Bond Portfolio  ........        184        282         3,182       2,591

E.   INVESTMENT TRANSACTIONS:

     At November 30, 1996, gross unrealized appreciation and depreciation for financial reporting and federal income tax purposes of investment securities and foreign currencies was as follows (amounts in thousands):

                                                  GROSS UNREALIZED   GROSS UNREALIZED
                                                    APPRECIATION       DEPRECIATION        NET
                                                  ----------------   ----------------    -------
VA Small Value Portfolio  .......................      $1,417             $(497)         $  920
VA Large Value Portfolio  .......................       1,929              (122)          1,807
VA International Value Portfolio.................       1,085              (366)            719
VA International Small Portfolio.................         609              (549)             60
VA Short-Term Fixed Portfolio  ..................          24                (1)             23
VA Global Bond Portfolio  .......................          53                --              53

     At November 30, 1996, VA Short-Term Fixed Portfolio had a capital loss carryover for federal income tax purposes of approximately $1,500 which expires on November 30, 2004.

F.   FINANCIAL INSTRUMENTS:

     In accordance with the VA Portfolios' Investment Objectives and Policies, the VA Portfolios may invest in certain financial instruments which have off-balance sheet risk and concentrations of credit risk. These instruments and their significant corresponding risks are described below:

     1. Repurchase Agreements. The VA Portfolios may purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. All open repurchase agreements were entered into on November 29, 1996.

     2. Forward Foreign Currency Contracts: VA Global Bond Portfolio may enter into forward foreign currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At November 30, 1996, VA Global Bond Portfolio had entered into the following contracts and the related net unrealized foreign exchange gain is reflected in the accompanying financial statements:

                                                                                       UNREALIZED
                                                                      VALUE AT          FOREIGN
 EXPIRATION                                           CONTRACT      NOVEMBER 30,     EXCHANGE GAIN
    DATE                  CURRENCY SOLD                AMOUNT           1996             (LOSS)
 ----------               -------------                ------       --------------   ---------------
12/09/96          835,500 French Francs              $  162,929      $  159,856         $ 3,073
12/09/96        2,614,944 French Francs                 504,815         500,468           4,347
12/30/96       98,484,845 Japanese Yen                  869,623         865,046           4,577
12/30/96          985,018 German Marks                  645,279         640,936           4,343
12/31/96          557,075 Netherlands Guilder           325,015         323,015           2,000
12/31/96          858,728 Canadian Dollar               637,748         636,632           1,116
12/31/96          173,500 British Pound Sterling        290,526         291,605          (1,079)
                                                    ------------    --------------   ---------------
                                                     $3,435,935      $3,417,558         $18,377
                                                    ============    ==============   ===============

     Risks may arise upon entering into these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. VA Global Bond Portfolio will enter into forward contracts only for hedging purposes.

     3. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

G.   LINE OF CREDIT

     In July, 1996, the VA Portfolios, together with other DFA-advised portfolios, entered into a $50 million unsecured line of credit with its domestic custodian bank. Each portfolio is permitted to borrow between 25% and 33 1/3 % of its net assets as determined by its investment policies, up to a maximum of $50 million per portfolio. Borrowings under the line are charged interest at the current overnight federal funds rate plus a variable rate determined at the date of borrowing. Each portfolio is individually, and not jointly liable for its particular advances under the line. There is no commitment fee on the unused portion of the line of credit. There were no borrowings under the line of credit during the year ended November 30, 1996.

H.   COMPONENTS OF NET ASSETS:

                                                                   AT NOVEMBER 30, 1996 NET ASSETS CONSIST OF:
                                                               ---------------------------------------------------
                                                                              (AMOUNTS IN THOUSANDS)
                                                                  VA SMALL         VA LARGE       VA INTERNATIONAL
                                                                   VALUE            VALUE              VALUE
                                                                 PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                               --------------   -----------      -----------------
Paid-In Capital  ...........................................       $7,048          $11,231            $ 9,652
Undistributed Net Investment Income  .......................           14               54                 90
Undistributed Net Realized Gain  ...........................           76              479                 50
Accumulated Net Realized Foreign Exchange Gain (Loss)  .....           --               (1)                 2
Unrealized Appreciation of Investment Securities and
  Foreign Currency .........................................          920            1,807                719
Unrealized Net Foreign Exchange Gain  ......................           --               --                  4
                                                                  --------         --------         ----------
                                                                    8,058          $13,570            $10,517
                                                                  ========         ========         ==========

                                                               VA INTERNATIONAL    VA SHORT-TERM     VA GLOBAL
                                                                    SMALL              FIXED            BOND
                                                                  PORTFOLIO          PORTFOLIO       PORTFOLIO
                                                               ----------------   ---------------    -----------
Paid-In Capital  ...........................................        $5,773            $7,736           $3,341
Undistributed Net Investment Income (Loss)  ................            34                31               (9)
Undistributed Net Realized Gain (Loss)  ....................           136                (1)              93
Undistributed Net Realized Foreign Exchange Gain  ..........             1                --              206
Unrealized Appreciation of Investment Securities and
  Foreign Currency  ........................................            60                23               53
Unrealized Net Foreign Exchange Gain  ......................             3                --               19
                                                               ----------------   ---------------    -----------
                                                                    $6,007            $7,789           $3,703
                                                               ================   ===============    ===========

I.   SECURITIES LENDING

     Loans of international securities are required at all times to be secured by collateral at least equal to 105% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the VA Portfolios or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related collateral cash received at November 30, 1996 is as follows:

                                                                                 VALUE OF             VALUE OF
                                                                           SECURITIES ON LOAN        COLLATERAL
                                                                           ------------------    ------------------
VA International Value Portfolio..........................................     $887,197              $947,042
VA International Small Portfolio..........................................      577,843               630,526

                      REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
DFA INVESTMENT DIMENSIONS GROUP INC.:


We have audited the accompanying statements of net assets of The DFA Investment Dimensions Group Inc. (comprising, respectively, VA Small Value, VA Large Value, VA International Value, VA International Small and VA Short-Term Fixed Portfolios) and the statement of assets and liabilities including the schedule of investments of the DFA Investment Dimensions Group Inc., VA Global Bond Portfolio as of November 30, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting the DFA Investment Dimensions Group Inc. as of November 30, 1996, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 17, 1997

                                  THE STRONG

                               DISCOVERY FUND II


                       ANNUAL REPORT . DECEMBER 31, 1996

                                  [PIE CHART]
                               [PHOTO OF FAMILY]
                                  [BAR GRAPH]

                      DESIGNED TO SEEK CAPITAL GROWTH BY
                     EMPHASIZING INVESTMENTS IN COMPANIES
                     WITH ATTRACTIVE GROWTH OPPORTUNITIES

                                 [STRONG LOGO]
                                 STRONG FUNDS

                                  THE STRONG

                               DISCOVERY FUND II


                       ANNUAL REPORT . DECEMBER 31, 1996



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Discovery Fund II .........................................2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4

     Statement of Operations ..............................................7

     Statement of Assets and Liabilities ..................................8

     Statement of Changes in Net Assets ...................................8

     Notes to Financial Statements ........................................9


FINANCIAL HIGHLIGHTS .....................................................11

REPORT OF INDEPENDENT ACCOUNTANTS ........................................12

THE STRONG DISCOVERY FUND II

THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS AND COMPETITORS, WE BELIEVE WE CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT AREN'T REFLECTED ON HISTORICAL FINANCIAL STATEMENTS.

The Strong Discovery Fund II seeks to provide investors with capital growth by investing in a diversified portfolio of small-, mid-, and larger-cap stocks.

Our investment approach combines number-crunching research with on-site visits to the companies in which we invest. Through frequent discussions with management, suppliers, customers and competitors, we believe we can identify vital aspects of companies that aren't reflected on historical financial statements.


A DIFFICULT FIRST HALF OF 1996 FOR THE FUND...
The Fund's charter gives us the flexibility to allocate assets away from stocks when we believe it is appropriate. Historically, when it appears the market has gotten ahead of itself, we've taken defensive positions to help protect capital. Early 1996 was one of those times.

ASSET ALLOCATION

Based on net assets as of 12-31-96
[PIE CHART]

Short-Term Investments        7.0%
Stocks                       93.0%

The year began with investors having enjoyed one of the better markets on record. However, signs of economic weakness led us to anticipate a downturn in economic activity that would put corporate profits and the stock market at risk. Therefore, we decided to reduce the portfolio's commitment to stocks and invest the proceeds in U.S. Treasury bonds.

But as the first half of the year unfolded, a sharp rebound in economic growth fueled higher stock prices. Our decision to conservatively position the Fund prevented it from fully participating in the market's strong advances early in the year. In addition, interest rates rose as the economy recovered, which negatively impacted the Fund's bond holdings.

By March, we realized that our cautious stance was incorrect, and we began to reallocate the bond investments back into stocks. While the decision to return the portfolio to a normal position emphasizing stocks was sound, the timing was poor. In June and July, the market corrected sharply, impacting small and mid-cap growth stocks most significantly. This sequence of events caused the Fund to under perform the stock market and its peer group during the first half of 1996.


 ...A RETURN TO FORM IN LATTER PART OF THE YEAR
During the last five months of the year, the major stock indexes moved higher as corporate profits continued growing and inflation remained low, enabling the stock market to anticipate lower interest rates. However, the market's advance later in the year was concentrated mainly in the stocks of large companies:

TOTAL RETURNS FOR 1996(1)*
--------------------------------------------------
S&P 500 (large companies)                   22.96%

Russell 2000(R) (smaller companies)         16.49%

Lipper Capital Appreciation Funds Index
  (our growth peer group)                   14.95%
--------------------------------------------------

Despite bias toward larger firms, the portfolio performed well from August through the end of the year, gaining 13.09% topping our Lipper peer group's 12.59% gain and enabling us to end the year in positive territory.(1)


FOCUSING ON WHAT WE DO BEST
To a large extent, the Fund's improved performance later in the year was due to our focusing on what we do best. Our strength is identifying companies that are just starting to blossom, and it's typically been our adeptness at identifying good growers that has generated our greatest success over the years. To that end, we re-evaluated the portfolio to emphasize these strengths.

 . Brick-by-brick recovery program. We avoided the temptation to make big bets in an effort to quickly catch up with the market. Rather, we chose to rely on our time-tested stock picking abilities to gradually close the gap.

 . Face-to-face evaluation. We spent 2-3 days a week visiting companies, appraising management and generally "kicking the tires." Just since August, we have met with the management of over 150 companies.

 . Diversify, but stay focused on small- and medium-size growth companies. Small companies are where we usually find the attributes we prize. To help ensure that we invest in these companies in a disciplined way, we generally divide the portfolio into three tiers: one third in companies with a market capitalization less than $1 billion, one third committed to companies between $1-3 billion, and the final third invested in larger firms. (By comparison, the S&P 500's weighted average market-cap is over $20 billion.)

 . Welcomed Charles "Chip" Paquelet. In August, Chip Paquelet was named portfolio co-manager of the Fund. Chip, whom I've worked with for more than eight years, managed the Strong Small Cap Fund from its inception on December 29, 1995 through August of 1996. His proven ability to identify attractive growth companies should be a great asset.

Having thoroughly reviewed the Fund's holdings, we believe it is well-positioned to pursue its growth goal.


WE SEE MANY OPPORTUNITIES AHEAD
Currently, we like the environment for U.S. stocks. The economy appears strong enough to support attractive growth in corporate profits, but not so strong as to trigger inflation and higher interest rates. In addition, valuations should benefit as baby boomers ratchet up their savings for retirement.

Large cap stock prices largely reflect this positive environment. But we believe the stocks of small and mid-size companies still have room for strong gains. In fact, we've not had a problem finding attractively priced stocks with exciting growth prospects.

For instance, we estimate the average annual growth rate of the companies in the portfolio at 24% - more than twice that of the companies in the S&P 500 Index. By concentrating on companies with superior growth potential, our goal over time is to return the Fund's performance to the strong relative and absolute level that existed prior to 1996. Your continued confidence is appreciated as we work to accomplish this.


Sincerely,


/s/Richard S. Strong
Richard S. Strong
Portfolio Manager



/s/Charles A. Paquelet
Charles A. Paquelet
Portfolio Manager
[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]


              ---------------------------------------------------
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
              ---------------------------------------------------

                            From 5-8-92 to 12-31-96
                                                     ---------------------------
                                    [GRAPH]                 AVERAGE ANNUAL
                                                            TOTAL RETURNS
                                                     ---------------------------
                                                            As of 12-31-96

                                                            1-year    0.81%

                                                            3-year    8.86%

                                                     Since Inception 12.29%

                 The Strong            S & P 500         Appreciation
              Discovery II Fund       Stock Index         Funds Index
              -----------------       -----------         -----------
4-92              10,000                10,000              10,000
12-92             10,887                10,680              11,024
12-93             13,285                11,756              12,760
12-94             12,569                11,912              12,447
12-95             17,001                16,388              16,379
12-96             17,138                20,151              18,828

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.
--------------------------------------------------------------------------------

 .The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(R) Index is an unmanaged index generally representative of the U.S. market for small cap stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 and Russell index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

/1/Average annual total return and total return measure change in the value of an investment, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1996
--------------------------------------------------------------------------------

                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
---------------------------------------------------------------------------
COMMON STOCKS 92.7%
AEROSPACE & DEFENSE 0.7%
Boeing Company                                       5,600      $   596
Hexcel Corporation (b)                              63,800        1,037
                                                                -------
                                                                  1,633
AIRLINE 0.2%
Atlas Air, Inc. (b)                                  8,750          418

AUTOMOBILE 0.3%
General Motors Corporation                          13,200          736

BANK - MONEY CENTER 2.3%
BankAmerica Corporation                             12,600        1,257
Chase Manhattan Corporation                         22,668        2,023
Citicorp                                            19,425        2,001
                                                                -------
                                                                  5,281
BANK - REGIONAL 0.2%
First Bank System, Inc.                              6,200          423

BROKERAGE & INVESTMENT MANAGEMENT 0.1%
The Quick & Reilly Group, Inc.                       9,312          278

CHEMICAL - SPECIALTY 0.0%
Great Lakes Chemical Corporation                       600           28

COMMERCIAL SERVICE 7.4%
Accustaff, Inc. (b)                                255,800        5,404
Bacou U.S.A., Inc. (b)                              77,250        1,284
Consolidated Graphics, Inc. (b)                     81,100        4,542
Getty Communications PLC Sponsored ADR (b)          80,800        1,212
Interim Services, Inc. (b)                          40,000        1,420
Manpower, Inc.                                      11,000          357
PIA Merchandising Services, Inc. (b)               122,100        1,282
Pittston Company Brinks Group                       22,600          610
Sensormatic Electronics Corporation                  7,925          133
Universal Outdoor Holdings, Inc. (b)                24,200          569
Vallen Corporation (b)                              15,200          253
                                                                -------
                                                                 17,066
COMPUTER - MAINFRAME 1.7%
International Business Machines Corporation         25,900        3,911

COMPUTER - PERIPHERAL EQUIPMENT 0.7%
Creative Technology, Ltd. (b)                       95,900        1,127
Micros Systems, Inc. (b)                             2,800           86
U.S. Robotics, Inc. (b)                              6,600          475
                                                                -------
                                                                  1,688
COMPUTER SERVICE 1.3%
National Techteam, Inc. (b)                         44,100          882
Sykes Enterprises, Inc. (b)                         53,500        2,006
                                                                -------
                                                                  2,888
COMPUTER SOFTWARE 2.6%
Ascend Communications, Inc. (b)                        900           56
BroadVision, Inc. (b)                               31,300          247
Cisco Systems, Inc. (b)                             13,800          878
Computer Associates International, Inc.             22,200        1,105
FileNet Corporation (b)                             13,000          416
IA Corporation (b)                                  40,700          239
McAfee Associates, Inc. (b)                         34,600        1,522
OneWave, Inc. (b)                                   28,900          226
Phoenix International, Inc. (b)                     11,500          198
Select Software Tools, Ltd. Sponsored ADR (b)       12,900          235
Sterling Commerce, Inc. (b)                         17,000          599
TriTeal Corporation (b)                             15,900          338
                                                                -------
                                                                  6,059
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
---------------------------------------------------------------------------
DIVERSIFIED OPERATIONS 0.1%
Minnesota Mining & Manufacturing Company             2,100    $     174

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.2%
Harmonic Lightwaves, Inc. (b)                       10,800          166
Universal Electronics, Inc. (b)                     47,725          263
                                                                -------
                                                                    429
ELECTRONICS - SEMICONDUCTOR/COMPONENT 2.7%
Cypress Semiconductor, Inc. (b)                      7,600          108
Intel Corporation                                   31,650        4,144
Motorola, Inc.                                      11,150          684
SDL, Inc. (b)                                        3,700           97
Texas Instruments, Inc.                              8,800          561
Uniphase Corporation (b)                            11,125          584
                                                                -------
                                                                  6,178
FINANCE - MISCELLANEOUS 1.0%
American Express Company                            31,400        1,774
Checkfree Corporation (b)                           11,400          195
MoneyGram Payment Systems, Inc. (b)                 21,950          291
                                                                -------
                                                                  2,260
HEALTHCARE - DRUG/DIVERSIFIED 2.8%
Halsey Drug Company, Inc. (b)                      354,400        2,171
Eli Lilly & Company                                  6,700          489
Pharmacia & Upjohn, Inc.                            96,970        3,842
                                                                -------
                                                                  6,502

HEALTHCARE - INSTRUMENTATION 0.2%
FemRx, Inc. (b)                                    112,550          506

HEALTHCARE - MEDICAL SUPPLY 9.5%
Bergen Brunswig Corporation Class A                 35,850        1,022
Cohr, Inc. (b)                                      50,300        1,358
Dentsply International, Inc.                        41,200        1,957
Foxmeyer Health Corporation (b)                    635,400        1,033
Laboratory Corporation of America Holdings
  Warrants, Expire 4/28/00 (b)                       9,801            1
McKesson Corporation                               149,950        8,397
NCS Healthcare, Inc. Class A (b)                    42,900        1,249
Omnicare, Inc.                                      17,500          562
Steris Corporation (b)                               8,900          387
Suburban Ostomy Supply Company, Inc. (b)           195,900        2,694
Sybron International Corporation (b)                97,575        3,220
                                                                -------
                                                                 21,880
HEALTHCARE - PATIENT CARE 3.0%
American Healthcorp, Inc. (b)                        7,400           86
Humana, Inc. (b)                                    39,400          753
Renal Treatment Centers, Inc. (b)                   13,600          347
United Dental Care, Inc. (b)                       186,500        5,665
                                                                -------
                                                                  6,851
HEALTHCARE - PRODUCT 0.3%
Sabratek Corporation (b)                            40,400          641

HOUSEHOLD APPLIANCES & FURNISHINGS 1.2%
Fedders Corporation Class A                        197,400          987
Harman International Industries, Inc.               27,700        1,541
Newell Companies, Inc.                               6,700          211
                                                                -------
                                                                  2,739
HOUSING RELATED 1.0%
Diamond Home Services, Inc. (b)                     66,900        1,840
Royal Plastics Group, Ltd. (b)                      18,900          352
                                                                -------
                                                                  2,192
INSURANCE - LIFE 0.2%
Conseco, Inc.                                        6,600          421

INSURANCE - MULTI-LINE 0.5%
MGIC Investment Corporation                         13,550        1,030

                      See notes to financial statements.

---------------------------------------------------------------------------

                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
---------------------------------------------------------------------------
LEISURE PRODUCT 1.3%
Custom Chrome, Inc. (b)                             67,500     $  1,359
Harley-Davidson, Inc.                               14,475          680
Mattel, Inc.                                        14,750          409
SCP Pool Corporation (b)                            27,950          580
                                                               --------
                                                                  3,028

LEISURE SERVICE 3.3%
Candlewood Hotel Company, Inc. (b)                  65,200          628
Circus Circus Enterprises, Inc. (b)                 85,500        2,939
The Walt Disney Company                             10,750          748
Hilton Hotels Corporation                           11,100          290
La Quinta Inns, Inc.                                44,500          851
Red Roof Inns, Inc. (b)                            114,300        1,772
Sholodge, Inc. (b)                                  31,000          418
                                                               --------
                                                                  7,646
MACHINE TOOL 0.5%
Applied Power, Inc.                                 28,700        1,137

MACHINERY - MISCELLANEOUS 1.0%
Greenwich Air Services, Inc. (b)                   106,350        2,366

MEDIA - RADIO/TV 1.1%
American Radio Systems Corporation Class A (b)      13,500          368
Clear Channel Communications, Inc. (b)              13,000          469
Comcast Corporation Class A                         11,800          210
Tele Communications, Inc. Class A (b)               25,700          336
Young Broadcasting, Inc. Class A (b)                36,650        1,072
                                                               --------
                                                                  2,455
NATURAL GAS DISTRIBUTION 0.3%
Enron Corporation                                    4,500          194
WICOR, Inc.                                         13,425          482
                                                               --------
                                                                    676
OFFICE AUTOMATION 4.0%
Danka Business Systems PLC Sponsored ADR           252,475        8,931
Xerox Corporation                                    2,850          150
                                                               --------
                                                                  9,081
OIL - NORTH AMERICAN EXPLORATION
  & PRODUCTION 11.0%
Barrett Resources Corporation (b)                    6,400          273
Chesapeake Energy Corporation (b)                   25,100        1,396
Flores & Rucks, Inc. (b)                           224,225       11,940
Nuevo Energy Company (b)                             9,050          471
Triton Energy, Ltd. (b)                             34,525        1,674
Union Pacific Resources Group, Inc.                327,600        9,582
                                                               --------
                                                                 25,336
OIL WELL EQUIPMENT & SERVICE 4.7%
Cooper Cameron Corporation (b)                      32,700        2,501
Global Marine, Inc. (b)                             39,400          813
Marine Drilling Companies, Inc. (b)                 10,800          213
Nabors Industries, Inc. (b)                         82,100        1,580
National-Oilwell, Inc. (b)                          11,700          360
Noble Drilling Corporation (b)                     156,300        3,106
Oceaneering International, Inc. (b)                 40,800          648
Rowan Companies, Inc. (b)                           24,600          557
Schlumberger, Ltd.                                   6,700          669
3DX Technologies, Inc. (b)                          36,000          396
                                                               --------
                                                                 10,843
PAPER & FOREST PRODUCTS 0.1%
Buckeye Cellulose Corporation (b)                    4,700          125

PERSONAL & COMMERCIAL LENDING 2.1%
Associates First Capital Corporation                49,300        2,176
Household International, Inc.                       22,300        2,057
Mercury Finance Company                             45,000          551
                                                               --------
                                                                  4,784
                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
---------------------------------------------------------------------------
RAILROAD 0.8%
Burlington Northern Santa Fe Corporation            22,500    $   1,944

REAL ESTATE 0.1%
Signature Resorts, Inc. (b)                          5,100          180

RETAIL - DEPARTMENT STORE 0.8%
Federated Department Stores, Inc. (b)               55,375        1,890

RETAIL - DISCOUNT & VARIETY 1.5%
Consolidated Stores Corporation (b)                 70,000        2,249
Stein Mart, Inc. (b)                                57,300        1,160
                                                               --------
                                                                  3,409
RETAIL - DRUG STORE 1.4%
Revco D.S., Inc. (b)                                40,300        1,491
Rite Aid Corporation                                42,800        1,701
                                                               --------
                                                                  3,192
RETAIL - RESTAURANT 4.2%
Casa Ole Restaurants, Inc. (b)                      52,900          489
Longhorn Steaks, Inc. (b)                           58,250        1,100
McDonald's Corporation                              37,700        1,706
Quality Dining, Inc. (b)                           235,475        4,209
Rainforest Cafe, Inc. (b)                           89,125        2,094
                                                               --------
                                                                  9,598
RETAIL - SPECIALTY 9.6%
CUC International, Inc. (b)                        254,150        6,036
Central Garden & Pet Company (b)                   155,700        3,279
Corporate Express, Inc. (b)                         75,800        2,231
Goody's Family Clothing, Inc. (b)                      600           11
The Home Depot, Inc.                                38,500        1,930
MSC Industrial Direct Company, Inc. Class A (b)     23,100          855
Movie Gallery, Inc. (b)                            320,100        4,161
OfficeMax, Inc. (b)                                179,900        1,912
Wilmar Industries, Inc. (b)                         27,000          749
Zale Corporation (b)                                45,500          870
                                                               --------
                                                                 22,034
SAVINGS & LOAN 1.0%
TCF Financial Corporation                           52,500        2,284

TELECOMMUNICATION EQUIPMENT 1.3%
Aware, Inc. (b)                                     12,800          130
Belden, Inc.                                        35,100        1,299
Cascade Communications Corporation (b)              11,000          606
Loral Space & Communications (b)                    49,250          905
Scientific-Atlanta, Inc.                             6,800          102
                                                               --------
                                                                  3,042
TELECOMMUNICATION SERVICE 0.2%
U.S. West, Inc. Media Group (b)                     23,400          433

TELEPHONE 0.5%
Cincinnati Bell, Inc.                               17,000        1,048

TOBACCO 0.5%
Philip Morris Companies, Inc.                       11,100        1,250

TRANSPORTATION SERVICE 1.2%
Coach USA, Inc. (b)                                 53,400        1,549
Hub Group, Inc. Class A (b)                         43,000        1,150
                                                               --------
                                                                  2,699
                                                               --------
TOTAL COMMON STOCKS (COST $200,686)                             212,692

CONVERTIBLE PREFERRED STOCKS 0.3%
Nuevo Financing 5.75% (Cost $555)                   11,100          595

                      See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 1996
--------------------------------------------------------------------------------

                                                  SHARES OR      VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 7.1%
COMMERCIAL PAPER
DISCOUNTED 6.7%
RJR Nabisco, Inc., Due 1/02/97                     $ 5,500     $  5,500
Tupperware Corporation, Due 1/02/97                 10,000       10,000
                                                               --------
                                                                 15,500

INTEREST BEARING, DUE UPON DEMAND 0.4%
American Family Financial Services, Inc., 5.51%        588          588
Johnson Controls, Inc., 5.53%                          126          126
Warner Lambert Company, 5.48%                          226          226
                                                               --------
                                                                    940
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $16,440)                      16,440
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
(COST $217,681) 100.1%                                          229,727
Other Assets and Liabilities, Net (0.1%)                           (315)
                                                               --------
NET ASSETS 100.0%                                              $229,412
                                                               ========

                                                   PERCENTAGE OF
COUNTRY DIVERSIFICATION                             NET ASSETS
-----------------------------------------------------------------
United States .....................................    94.9%
United Kingdom. ...................................     4.5
Singapore .........................................     0.5
Canada ............................................     0.2
Other Assets and Liabilities, Net .................    (0.1)
                                                      -----
Total                                                 100.0%
                                                      =====

LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


                      See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1996

                                                                          (In Thousands)
INCOME:
   Dividends                                                                  $  966
   Interest                                                                    1,167
                                                                              ------
   Total Income                                                                2,133

EXPENSES:
   Investment Advisory Fees                                                    2,296
   Custodian Fees                                                                123
   Shareholder Servicing Costs                                                   253
   Other                                                                         107
                                                                              ------
   Total Expenses                                                              2,779
                                                                              ------
NET INVESTMENT LOSS                                                             (646)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                               6,862
     Futures Contracts, Options and Forward Foreign Currency Contracts        (4,885)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                 869
     Futures Contracts and Forward Foreign Currency Contracts                 (1,323)
     Foreign Currencies                                                           (2)
                                                                              ------
NET GAIN                                                                       1,521
                                                                              ------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $  875
                                                                              ======

                      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1996
                                                       (In Thousands, Except Per Share Amounts)
ASSETS:
   Investments in Securities, at Value (Cost of $217,681)              $229,727
   Receivable from Brokers for Securities Sold                              992
   Dividends and Interest Receivable                                        152
   Other Assets                                                              11
                                                                       --------
   Total Assets                                                         230,882

LIABILITIES:
   Payable to Brokers for Securities Purchased                            1,182
   Accrued Operating Expenses and Other Liabilities                         288
                                                                       --------
   Total Liabilities                                                      1,470
                                                                       --------
NET ASSETS                                                             $229,412
                                                                       ========

Capital Shares Outstanding (Unlimited Number Authorized)                 21,237

Net Asset Value Per Share                                                $10.80
                                                                         ======

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   (In Thousands)
                                                           YEAR ENDED        YEAR ENDED
                                                          DEC. 31, 1996     DEC. 31, 1995
                                                          -------------     -------------
OPERATIONS:
   Net Investment Loss                                     ($    646)       ($    587)
   Net Realized Gain                                           1,977           33,875
   Change in Unrealized Appreciation/Depreciation               (456)          15,183
                                                            --------         --------
   Increase in Net Assets Resulting from Operations              875           48,471

CAPITAL SHARE TRANSACTIONS                                    31,171           80,827

DISTRIBUTIONS:
   In Excess of Net Investment Income                        (20,605)          (3,178)
   From Net Realized Gains                                   (27,076)              --
                                                            --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (15,635)         126,120

NET ASSETS:
   Beginning of Period                                       245,047          118,927
                                                            --------         --------
   End of Period                                            $229,412         $245,047
                                                            ========         ========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong Discovery Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available when held by the Fund are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders --It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

--------------------------------------------------------------------------------
December 31, 1996

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS

     Net assets as of December 31, 1996 were as follows (in thousands):

     Capital Stock                                                     $233,956
     Undistributed Net Realized Loss                                    (16,588)
     Net Unrealized Appreciation                                         12,044
                                                                       --------
                                                                       $229,412
                                                                       ========

4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund for the years ended December 31, 1996 and 1995 were as follows (in thousands):


                                                          1996                            1995
                                                   ------------------               -----------------
                                                   Shares     Dollars               Shares    Dollars
                                                   ------     -------               ------    -------
     Shares Sold                                    8,623    $ 99,577              11,517     $141,163
     Dividends Reinvested                           4,416      47,655                 240        3,176
     Shares Redeemed                              (10,035)   (116,061)             (5,338)     (63,512)
                                                   ------    --------              ------     --------
                                                    3,004    $ 31,171               6,419     $ 80,827
                                                   ======    ========              ======     ========

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The amount payable to the Advisor at December 31, 1996 and unaffiliated directors' fees for 1996 were (in thousands) $190 and $5, respectively.

6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the year ended December 31, 1996 were as follows (in thousands):

     Purchases:
       U.S. Government and Agency                                $  298,315
       Other                                                      1,776,779

     Sales:
       U.S. Government and Agency                                   322,466
       Other                                                      1,763,523

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2004) for Federal income tax purposes were as follows (in thousands):

     Aggregate Investment Cost                                     $218,614
                                                                   ========
     Aggregate Unrealized:
       Appreciation                                                $ 24,030
       Depreciation                                                 (12,917)
                                                                   --------
                                                                   $ 11,113
                                                                   ========
     Capital Loss Carryovers                                       $ 15,590
                                                                   ========

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1996 which is designated as qualifying for the dividends-received deduction is 1.6%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      12-31-96   12-31-95   12-31-94   12-31-93  12-31-92(b)
                                                      --------   --------   --------   --------  -----------
SELECTED PER-SHARE DATA(a)
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  13.44   $  10.07   $  11.54   $  10.15    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss)                          (0.05)     (0.03)      0.10       0.05        0.04
   Net Realized and Unrealized Gains (Losses)
     on Investments                                       0.04       3.58      (0.71)      2.09        0.78
                                                       -------    -------   --------    --------   --------
Total from Investment Operations                         (0.01)      3.55      (0.61)      2.14        0.82
LESS DISTRIBUTIONS:
   From Net Investment Income                               --        --       (0.10)     (0.05)      (0.04)
   In Excess of Net Investment Income                    (1.05)     (0.18)     (0.43)     (0.70)         --
   From Net Realized Gains                               (1.58)       --       (0.33)        --       (0.63)(d)
                                                      --------   --------   --------   --------    --------
Total Distributions                                      (2.63)     (0.18)     (0.86)     (0.75)      (0.67)
                                                      --------   --------   --------   --------    --------
NET ASSET VALUE, END OF PERIOD                        $  10.80   $  13.44   $  10.07   $  11.54    $  10.15
                                                      ========   ========   ========   ========    ========

TOTAL RETURN                                             +0.8%     +35.3%      -5.4%     +22.0%       +8.9%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $229,412   $245,047   $118,927   $ 71,938    $ 26,739
Ratio of Expenses to Average Net Assets                   1.2%       1.3%       1.2%       1.3%        1.7%*
Ratio of Net Investment Income to Average Net Assets     (0.3%)     (0.3%)      1.1%       0.5%        0.5%*
Portfolio Turnover Rate                                 970.0%     542.1%     662.5%     976.5%    1,149.6%
Average Commission Rate Paid(c)                       $ 0.0292

 *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) Inception date is May 8, 1992. Total return and portfolio turnover rate are not annualized.
(c) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(d) Ordinary income distribution for tax purposes.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong Discovery Fund II

We have audited the accompanying statement of assets and liabilities of Strong Discovery Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Discovery Fund II as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997

--------------------------------------------------------------------------------
Annual Report
--------------------------------------------------------------------------------

December 31, 1996


________________________________________________________________________________
INTERNATIONAL STOCK PORTFOLIO

DEAR INVESTOR

Despite a patch of volatility in December, most world stock markets and your fund ended the year the way they began - on a positive note. U.S. equities led the charge, which was followed to varying degrees by international markets. European bourses generally kept pace with the U.S. juggernaut. The markets of Asia and Latin America turned in mixed performances but did produce winners, notably Hong Kong and Brazil, while Japan's protracted slide ended in another disappointing year.

PERFORMANCE REVIEW

As shown in the table, the returns from the T. Rowe Price International Stock Portfolio over the 6- and 12-month periods ended December 31, 1996, surpassed those of the unmanaged Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index. This was primarily due to stock selection and the fund's underweighting in Japan, which plays a dominant role in the benchmark. The fund also outperformed the average returns for similar funds over both periods.

-------------------------------------------------------------
Performance Comparison
-------------------------------------------------------------

Periods Ended 12/31/96       6 Months   12 Months
-------------------------------------------------------------
International
Stock Portfolio                 5.19%     14.70%

MSCI EAFE*                      1.46       6.05

Lipper International
Funds Average                   3.39      11.78

*Net of withholding taxes.

Much of the fund's strength in the past six months came from country allocation relative to the EAFE index and the Lipper benchmark, and the rest resulted from stock selection within individual markets. Exposure to the markets of the Netherlands, France, and Brazil helped performance, but our relatively small Japanese holdings hampered overall results. The concepts of return on equity and shareholder value, common in the U.S., are beginning to take hold in Europe, notably in Germany. While these ideas have yet to make much headway in the Far East, Asian markets are beginning to reward well-run companies, which helped fund performance.

INVESTMENT REVIEW

EUROPE

European markets generally performed well, although there was some divergence. In U.S. dollar terms, Germany and France rose 8.91% and 9.35%, respectively, for the six-month period; the Netherlands was up 14.82%, while the U.K. - the best of the major markets - rose 24.13%.

There was dissimilarity in the performance of currencies. Goals for the European Monetary Union (EMU) crystallized somewhat, and the program will now include the weaker currencies of Italy and Spain by the year 2002. Italian bonds and the lira firmed on the news, with long-term yields moving below those in the U.K. to just under 8%. However, the German mark and the French franc weakened slightly against the U.S. dollar. The new agreement has caused us to revise our overall currency assumptions going forward. Previously, we expected the U.S. dollar to resume its longer-term downtrend against the mark and its hard currency bloc after a short period of reversal. We now believe there will be relatively little movement between the U.S. and European currencies over the longer term.

-------------------------------------------------------------
Market Performance
-------------------------------------------------------------

Six Months              Local    Local Currency       U.S.
Ended 12/31/96       Currency  vs. U.S. Dollars    Dollars
-------------------------------------------------------------
France                   10.42%           -0.97%       9.35%

Germany                  10.26            -1.23        8.91

Hong Kong                18.01             0.07       18.10

Italy                    -0.60             0.82        0.21

Japan                   -11.52            -5.50      -16.38

Mexico                    6.00            -3.73        2.04

Netherlands              16.35            -1.32       14.82

Singapore                -4.63             0.91       -3.76

Sweden                   23.42            -2.82       19.94

Switzerland               5.75            -6.78       -1.43

United Kingdom           12.70            10.14       24.13

Source: Fame Information Services, Inc., using MSCI Indices.

Great Britain continued to enjoy a mini-economic boom outside of the EMU straitjacket. Consumer confidence was at an all-time high, unemployment continued to fall, and retail sales showed signs of improvement. In contrast to much of the rest of the world, the Chancellor of the Exchequer found it necessary to raise interest rates in an attempt to stay ahead of the inflationary curve.

                                       -

The major economic theme across Continental markets was the advancing debate over shareholder value. Hardly a day passed without someone comparing the more shareholder-friendly models seen in the U.S. and the U.K. to the bureaucratic models of many Continental countries. This is likely to become a lasting theme, with companies focusing on free cash flow, return on equity, and improved shareholder relations. We hope this trend spreads to other parts of the investment world.

On balance, our European stock selections contributed positively to fund performance over the year. Major holdings include Royal Dutch Petroleum, Wolters Kluwer, and Elsevier in the Netherlands,
SmithKline Beecham and National Westminster Bank in the U.K., and
Eaux Cie Generale in France.

FAR EAST

Japan was again the major constraint on overall international performance. During the past six months, Japanese stocks fell 11.52% in local currency terms, but the decline increased to 16.38% for U.S. investors because of the weakness of the yen. Results were even worse for smaller Japanese companies.

The key factors were disappointing earnings and a sluggish economy. There were some pleasant earnings surprises from blue chips such as Honda Motor, TDK, and Sony, but results were disappointing for most companies. Japanese multinationals with internationally recognized products performed well, while heavily regulated domestic firms did poorly.

The backdrop to this earnings picture was a fragile economy that showed signs of weakening further. While capital expenditure grew, consumer restraint resulted in overall household spending falling 3% year-over-year in October and another 1% in November. Corporate restructuring, the growing acceptance of early retirement packages, and a lack of consumer confidence were just a few of the many factors dampening demand, which is not likely to improve anytime soon since the consumption tax will rise from 3% to 5% next April. Widespread deregulation is required in Japan, which remains dominated by a mountain of bureaucratic restrictions. The government is likely to push for needed reforms during the next few years. In the interim, the broader Japanese market could remain a lackluster performer, so we are focusing on globally competitive companies and a select number of domestic firms that appear well positioned in this market.

Other Asian markets featuring companies with high returns on equity and clean balance sheets performed best in what was a decidedly mixed picture. On top of the list was Hong Kong, which rose 18% over the last six months. An accelerating economy, subdued interest rates, and a booming property market provided the catalyst. Long lines to buy residential properties were again in evidence, a level of enthusiasm not seen since 1993. It looks as though the economy could continue to boom throughout 1997, even though Hong Kong reverts to Chinese rule in July. China's economy is also improving rapidly, with further easing of credit and improving financial positions at state-owned enterprises.

-------------------------------------------------------------
Chart 1 - Geographic Diversification
-------------------------------------------------------------



Singapore was disappointing, falling 4.63% in local currency and 3.76% in dollar terms during the last six months. The economies of both Singapore and Malaysia should improve through 1997 as the global electronics cycle picks up again. The markets in Korea and Thailand fell heavily. Korea is being squeezed by increased competition from Japan because of the weak yen and Japan's broadly similar industrial structure. Thailand suffered from falling exports in its over-leveraged economy, which has led to concern about the health of the banking system. Nevertheless, we believe the prospects for the region should improve throughout the year.

LATIN AMERICA

Latin American markets turned in mixed results. Brazil returned
10.97% in dollar terms during the last six months. In contrast, Mexico rose just 2% and the Chilean market was worse, down 15%.

As ever, it is impossible to view Latin America as a homogeneous bloc. Inflation continued to edge down in Brazil to an annualized rate of about 11% from more than 20% at the start of the year. Part of this improvement was a result of higher interest rates, which were put in place to slow the rapid expansion of credit-driven sales and a deterioration in the trade balance exacerbated by rising imports. However, despite the modest trade worries, there was further progress in needed fiscal and Social Security reforms. The longer-term potential of Brazil finally seems closer to being realized. Our largest holding in this market is Telecomunicacoes Brasileiras.

In Mexico, although the inflation picture also improved, all eyes are fixed on the fragility of the banking system.

                                       -

-------------------------------------------------------------
Sector Diversification
-------------------------------------------------------------

                            Percent of       Percent of
                            Net Assets       Net Assets
                               6/30/96         12/31/96
-------------------------------------------------------------
Services                          25.6%           26.0%

Finance                           16.7            16.3

Consumer Goods                    15.9            15.5

Capital Equipment                 14.0            12.7

Energy                            10.5            10.1

Materials                          7.9             7.8

Multi-Industry                     3.7             3.8

Miscellaneous                      0.1             0.1

Reserves                           5.6             7.7
-------------------------------------------------------------
Total                            100.0%          100.0%

While its longer-term survival is not in doubt, its continuing weakness will likely curtail the pace of real loan growth and, therefore, longer-term economic growth. Nevertheless, we remain confident that the longer-term story remains intact following recapitalization, tighter regulation, and enhanced capital requirements. Mexican stocks look cheap by international standards.

Chile's long-term picture is still superior to most other markets in the region, given its high savings rate and a history of good economic management. However, the shorter-term picture is clouded by overheating. A sharp rise in imports in October, coupled with a weak copper price and sluggish exports, led to a negative trade balance. As a result, the upward bias on interest rates is likely to persist for a while.

INVESTMENT POLICY AND OUTLOOK

International stock valuations remain cheaper than those in the U.S. Europe and Japan are both at earlier stages of their economic cycles, and growth in the developing world is still superior to most established economies. We believe international investors could be rewarded as foreign companies start to approach the superior returns on equity of U.S. firms. Moreover, we see few signs of inflation anywhere and, therefore, expect interest rates to remain relatively low.

International stocks produced respectable returns overall in 1996, and we remain optimistic about their prospects in 1997. Low interest rates, accelerating earnings growth, reasonable valuations, and a greater awareness of shareholder value could produce favorable results. Your fund will attempt to capture returns in a broadly diversified fashion, focusing on companies and markets that offer superior growth prospects at reasonable valuations. The emphasis in the portfolio will continue to be a fairly low weighting in Japan and higher concentrations in the faster-growing regions. Many world economies are expanding faster than the U.S., and we expect international markets to provide solid opportunities for investors.

Respectfully submitted,

/s/ MARTIN G. WADE

Martin G Wade
President

January 17, 1997

                                       _

PORTFOLIO HIGHLIGHTS

-------------------------------------------------------------
Twenty-Five Largest Holdings
-------------------------------------------------------------
                                            Percent of
                                            Net Assets
                                              12/31/96
-------------------------------------------------------------
Royal Dutch Petroleum, Netherlands                2.0%

Wolters Kluwer, Netherlands                       2.0

Elsevier, Netherlands                             1.9

SmithKline Beecham, United Kingdom                1.5

National Westminster Bank, United Kingdom         1.5

Eaux Cie Generale, France                         1.2

Telecomunicacoes Brasileiras, Brazil              1.2

Reed International, United Kingdom                1.2

Astra, Sweden                                     1.1

Novartis, Switzerland                             1.1

Shell Transport & Trading, United Kingdom         1.0

Abbey National, United Kingdom                    1.0

Roche Holdings, Switzerland                       1.0

Carrefour, France                                 0.9

Mitsubishi Heavy Industries, Japan                0.9

Canon, Japan                                      0.9

Denso, Japan                                      0.9

NEC, Japan                                        0.9

ABB, Switzerland                                  0.9

Pinault Printemps, France                         0.9

Norsk Hydro, Norway                               0.8

ING Groep, Netherlands                            0.8

Kyocera, Japan                                    0.8

Kingfisher, United Kingdom                        0.8

Nestle, Switzerland                               0.7
-------------------------------------------------------------
Total                                            27.9%
-------------------------------------------------------------

T. Rowe Price International Stock Portfolio
December 31, 1996

-------------------------------------------------------------
Performance Comparison
-------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

-------------------------------------------------------------
Chart 2 - International Stock Portfolio
-------------------------------------------------------------

-------------------------------------------------------------
Average Annual Compound Total Return
-------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                           Since  Inception
Periods Ended 12/31/96           1 Year Inception      Date
-------------------------------------------------------------
International Stock Portfolio    14.70%    9.94%   3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

                                       _

FINANCIAL HIGHLIGHTS
T. Rowe Price International Stock Portfolio

                                    For a share outstanding
                                    throughout each period
                                ------------------------------
                                     Year         From 3/31/94
                                    Ended                   to
                                 12/31/96  12/31/95   12/31/94
NET ASSET VALUE

Beginning of period             $   11.26  $  10.18   $  10.00

Investment activities
  Net investment income              0.09      0.07       0.06
  Net realized and
  unrealized gain (loss)             1.55      1.06       0.12

  Total from
  investment activities              1.64      1.13       0.18

Distributions
  Net investment income             (0.17)    (0.05)         -

  Net realized gain                 (0.09)        -          -

  Total distributions               (0.26)    (0.05)         -

NET ASSET VALUE

End of period                   $   12.64  $  11.26   $  10.18
                                ------------------------------

RATIOS/SUPPLEMENTAL DATA

Total return                        14.70%    11.18%      1.80%

Ratio of expenses to
average net assets                   1.05%     1.05%      1.05%!

Ratio of net investment
income to average
net assets                           1.22%     1.47%      1.50%!

Portfolio turnover rate               9.7%     17.4%       4.6%!

Average commission rate paid    $  0.0014  $     -    $     -

Net assets, end of period
(in thousands)                  $ 210,746  $ 51,661   $  9,095

+ Annualized.
The accompanying notes are an integral part of these financial statements.

                                      ___

STATEMENT OF NET ASSETS
T. Rowe Price International Stock Portfolio
December 31, 1996

                                     Shares/Par       Value
------------------------------------------------------------
                                               In thousands
ARGENTINA  0.6%

COMMON STOCKS  0.6%

Banco de Galicia Buenos Aires
  (Class B)
  ADR (USD)                               6,040    $    147

Banco Frances del Rio
  ADR (USD)                               5,458         150

Enron Global Power &
  Pipeline (USD)                            520          14

Naviera Perez (Class B)                  53,386         375

Sociedad Comercial del Plata *            5,630          14

Sociedad Comercial del Plata
  ADR (144a) (USD) *                        690          18

Telecom Argentina Stet
  (Class B)                               3,260          14

Telecom Argentina Stet
  (Class B) ADR (USD)                       620          25

Telefonica de Argentina
  (Class B) ADR (USD)                    14,370         372

Transportadora de Gas del Sur
  ADR (USD)                               1,200          15

YPF Sociedad Anonima
  (Class D)
  ADR (USD)                               6,789         171

Total Argentina (Cost $1,158)                         1,315
                                                   ---------

AUSTRALIA  1.6%

COMMON STOCKS  1.5%

Australia & New Zealand Bank
  Group                                  28,000         176

Australia Gas & Light                    64,251         366

Broken Hill Proprietary                  27,352         390

Commonwealth Bank of
  Australia,installment receipts         30,300         189

Howard Smith                             14,316         118

Lend Lease                                8,073         156

National Australia Bank                  19,454         229

National Mutual Holdings*                64,000          96

News Corporation                         68,399         361

Publishing and Broadcasting              30,000         146

Tabcorp Holdings                         49,000         234

WMC                                      21,500         135

Westpac Bank                             44,000    $    250

Woodside Petroleum                       43,000         314

                                                      3,160
                                                   ---------

PREFERRED STOCKS  0.1%

Sydney Harbour Casino
  Holdings *                            117,000         180

                                                        180

Total Australia (Cost $2,905)                         3,340
                                                   ---------

AUSTRIA  0.1%

COMMON STOCKS  0.1%

Energie Versorgung Nieder                   336          51

Flughafen Wien                              870          44

Total Austria (Cost $97)                                 95
                                                   ---------

BELGIUM  0.9%

COMMON STOCKS  0.9%

Dexia*                                      995          91

Generale de Banque                        1,243         446

Generale de Banque, VVPR
  Strip                                     113           0

Kredietbank                               3,470       1,137

UCB                                          93         242

Total Belgium (Cost $1,661)                           1,916
                                                   ---------

BRAZIL  3.1%

COMMON STOCKS  0.4%

Brazil Fund (USD)                         1,700          38

Companhia Siderurgica
  Nacional                            1,982,750          56

Eletrobras                              851,220         305

Eletrobras ADR (USD)                      3,390          60

Telecomunicacoes Brasileiras          4,904,150         352

Telecomunicacoes de
  Sao Paulo*                             58,539          13

White Martins                        46,580,000          67

                                                        891
                                                   ---------

PREFERRED STOCKS  2.7%

Banco Bradesco                       47,298,985         343

Banco Itau                              200,070          87

Brahma                                  560,158         306

Brasmotor                               320,560          89

Cia Cimento Portland Itau               269,150          95

                                      ___

T. Rowe Price International Stock Portfolio
December 31, 1996

                                   Shares/Par       Value
------------------------------------------------------------
                                            In thousands
Cia Energetica de Sao Paulo
  ADR, sponsored (USD) *                    830    $     10

Cia Energetica de Sao Paulo
  ADS (USD) *                               440           5

Cia Energetica Minas Gerais           7,050,428         240

Cia Energetica Minas Gerais
  ADR, sponsored,non voting (USD)         7,656         259

Cia Tecidos Norte de Minas              209,450          67

Lojas Americanas                      2,292,180          30

Pao de Acucar GDR (USD)                   7,015         122

Petrol Brasileiros                    1,276,245         203

Telecomunicacoes Brasileiras          4,796,499         369

Telecomunicacoes Brasileiras
  ADR (USD)                              24,346       1,863

Telecomunicacoes Brasileiras
  ADR (144a) (USD)                           17           1

Telecomunicacoes de Minas
  Gerais                                648,000          80

Telecomunicacoes de
  Sao Paulo                           2,076,950         450

Telecomunicacoes do Rio
  de Janeiro*                           610,000          77

Unibanco                              8,968,560         293

Usiminas                            267,977,460         273

Usiminas ADS (USD)                       28,716         294
                                                      -----
                                                      5,556
                                                      -----
TOTAL BRAZIL (Cost $5,377)                            6,447
                                                      -----
CANADA  0.3%

COMMON STOCKS  0.3%

Alcan Aluminum                           12,140         410

Royal Bank of Canada                      4,030         142

Total Canada (Cost $471)                                552

CHILE  0.4%

COMMON STOCKS  0.4%

AFP Providia ADR (USD)                      141           3

Chile Fund (USD)                          2,440          51

Chilectra ADR (144a) (USD)                1,980         106

Chilgener ADS (USD)                       2,580          54

Compania Cervecerias Unidas
  ADS (USD)                               2,070          33

Compania de Telecomunicaciones
  de Chile ADR (USD)                      1,248    $    126

Empresa Nacional de
  Electricidad ADS (USD)                  7,842         122

Enersis ADS (USD)                         4,826         134

Five Arrows Chile Investment
  Trust (USD)                            18,990          53

Genesis Chile Fund (USD)                  2,120          78
                                                      -----
TOTAL CHILE (Cost $821)                                 760
                                                      -----
CHINA  0.4%

COMMON STOCKS  0.4%

Huaneng Power International
  (Class N) ADR (USD) *                  20,500         471

Shanghai Petrochemical
  (Class H) (HKD)                       921,000         280

Yizheng Chemical Fibre
  (Class H) (HKD)                       592,000         144
                                                      -----
TOTAL CHINA (Cost $800)                                 895
                                                      -----
CZECH REPUBLIC  0.0%

COMMON STOCKS  0.0%

SPT Telecom *                               630          78
                                                      -----
TOTAL CZECH REPUBLIC (Cost $71)                          78
                                                      -----
DENMARK  0.2%

COMMON STOCKS  0.2%

Den Danske Bank                           3,330         268

Tele Danmark (Class B)                      520          29

Unidanmark (Class A)                      2,200         114
                                                      -----
TOTAL DENMARK (Cost $357)                               411
                                                      -----

FINLAND  0.2%

COMMON STOCKS  0.2%

Nokia (Class A)                           7,200         418
                                                      -----
TOTAL FINLAND (Cost $319)                               418
                                                      -----

FRANCE  8.5%

COMMON STOCKS AND WARRANTS  8.5%

AXA                                       3,421         218

T. Rowe Price International Stock Portfolio
December 31, 1996


                                   Shares/Par       Value
------------------------------------------------------------
                                            In thousands
Accor                                     2,375    $    301

Alcatel Alsthom                           4,430         356

Assurances Generales
  de France                               5,475         177

Canal Plus                                2,110         466

Carrefour                                 2,947       1,917

Castorama Dubois                            638         110

Chargeurs International*                    987          49

Cie de St. Gobain                         5,650         799

Credit Local de France,
  bearer                                  2,820         246

Credit Local de France,
  registered                                409          36

Eaux Cie Generale                        20,920       2,592

Elf Aquitaine                             6,940         632

GTM Entrepose                             2,040          94

Guilbert                                  2,368         463

Havas                                     1,410          99

L'Oreal                                     844         318

LVMH                                      5,335       1,490

Lapeyre                                   5,100         293

Legrand                                   1,910         325

Pathe*                                    1,147         276

Pinault Printemps                         4,540       1,801

Primagaz                                  2,992         352

Primagaz, warrants, 6/30/98 *                37           1

Rexel                                     1,120         340

Sanofi                                    6,231         620

Schneider                                 7,290         337

Societe Generale                            940         102

Sodexho                                   2,100       1,170

Television Francaise                      6,720         642

Total (Class B)                          15,308       1,245
                                                     ------
TOTAL FRANCE (Cost $15,298)                          17,867
                                                     ------
GERMANY  3.6%

COMMON STOCKS AND WARRANTS 3.4%

Allianz Holdings                            407         740

Altana                                      122          95

Bayer                                    41,355       1,693

Bilfinger and Berger                      5,910         217

Buderus                                     256         126

Deutsche Bank                             3,808         179

Gehe                                     20,551       1,316

Hoechst                                   6,470    $    303

Hornbach Baumarkt                           690          22

Mannesmann                                  930         403

Praktiker                                 1,493          30

Rhoen Klinikum                            3,430         367

SAP                                       1,060         144

Schering                                  1,767         148

Veba                                     21,490       1,243

Veba, warrants, 4/6/98 *                    160          51

Volkswagen                                  356         148

Volkswagen International
  Finance, warrants 10/27/98 *               80          12

                                                      7,237
PREFERRED STOCKS  0.2%

Fielmann                                  1,562          49

Hornbach                                  2,130         152

Krones                                      107          39

SAP                                       1,058         148

                                                        388
                                                     ------
Total Germany (Cost $6,920)                           7,625
                                                     ------
HONG KONG  4.6%

COMMON STOCKS  4.6%

Cathay Pacific Airways                  248,000         391

Dao Heng Bank Group                     115,000         552

First Pacific                           455,876         592

Guangdong Investment                    402,000         387

Guangzhou Investment                    819,000         392

Guoco Group                             133,000         745
Hong Kong Land
  Holdings (USD)                        456,127       1,268

Hopewell Holdings                     1,051,000         679

Hutchison Whampoa                       164,000       1,288

New World Development                   212,796       1,438

Swire Pacific (Class A)                  88,000         839

Wharf Holdings                          223,000       1,113
                                                     ------
TOTAL HONG KONG (Cost $8,053)                         9,684
                                                     ------
INDIA  0.2%

COMMON STOCKS  0.2%

State Bank of India
  GDR (USD) *                            22,800         410
                                                     ------
TOTAL INDIA (Cost $323)                                 410
                                                     ------

T. Rowe Price International Stock Portfolio
December 31, 1996

                                       SHARE/PAR      VALUE
-----------------------------------------------------------
                                               In thousands
INDONESIA  0.0%

COMMON STOCKS  0.0%

Telekom Indonesia (Class B)              44,000    $     76

Total Indonesia (Cost $70)                               76

ITALY  1.8%

COMMON STOCKS AND WARRANTS  1.8%

Banca Fideuram                           88,920         195

ENI                                     102,244         526

Finanziaria Autogrill *                   7,031           7

Gucci Group (USD)                         1,390          88

IMI                                      30,710         262

Industrie Natuzzi ADR (USD)              10,060         234

Istituto Nazionale delle
  Assicurazioni                          33,500          44

Italgas                                  41,000         172

Mediolanum *                             12,030         114

Rinascente                               14,000          80

Rinascente, warrants, 11/30/99 *            450           0

Stet                                    157,900         718

Stet, savings shares                     57,000         192

Telecom Italia                          132,378         344

Telecom Italia Mobile                   281,784         714

Telecom Italia Mobile,
  savings shares                         52,846          77

Unicem *                                  4,740          31

TOTAL ITALY (COST $3,120)                             3,798


JAPAN  20.1%

COMMON STOCKS  20.1%

Advantest                                 3,200         150

Alps Electric                            23,000         250

Amada                                    55,000         427

Canon                                    84,000       1,857

Citizen Watch                            29,000         208

DDI                                          89         589

Daifuku                                   8,000         101

Daiichi Pharmaceutical                   56,000         899

DaiNippon Screen
  Manufacturing                          51,000         377

Daiwa House                              71,000         914

Denso                                    76,000       1,831

East Japan Railway                          187         841

Fanuc                                    14,600         468

Hitachi                                  96,000    $    895

Hitachi Zosen                            92,000         358

Honda Motor                               5,000         143

Inax                                     21,000         156

Ishihara Sangyo Kaisha *                 23,000          56

Ito-Yokado                               22,000         957

Kao                                      24,000         280

Kawada Industries                         6,000          37

Kokuyo                                   27,000         667

Komatsu                                  72,000         591

Komori                                   24,000         510

Kumagai Gumi                             40,000          99

Kuraray                                  64,000         591

Kyocera                                  27,000       1,683

Makita                                   37,000         518

Marui                                    48,000         866

Matsushita Electric
  Industrial                             76,000       1,240

Mitsubishi                               34,000         352

Mitsubishi Heavy
  Industries                            237,000       1,883

Mitsubishi Paper Mills                   25,000          98

Mitsui Fudosan                          121,000       1,212

Mitsui Petrochemical
  Industries                             20,000         104

Murata Manufacturing                     27,000         898

NEC                                     150,000       1,813

National House Industrial                12,000         160

Nippon Hodo                              11,000         127

Nippon Steel                            334,000         986

Nippon Telephone
  & Telecom                                  73         553

Nomura Securities                        74,000       1,112

Pioneer Electronic                       33,000         630

Sangetsu                                  4,000          84

Sankyo                                   54,000       1,529

Sega Enterprises                          9,100         306

Sekisui Chemical                         82,000         828

Sekisui House                            53,000         540

Seven Eleven Japan                        8,000         468

Sharp                                    70,000         997

Shin-Etsu Chemical                       47,150         859

Shiseido                                 15,000         174

Sony                                     18,700       1,226

Sumitomo                                109,000         859

                                      ___

T. Rowe Price International Stock Portfolio
December 31, 1996

                                     SHARES/PAR       VALUE
-----------------------------------------------------------
                                               In thousands
Sumitomo Electric                       110,000    $  1,539

Sumitomo Forestry                        33,000         402

TDK                                      19,000       1,239

Teijin                                  139,000         607
Tokio Marine & Fire

  Insurance                              24,000         226

Tokyo Electronics                        11,000         337

Tokyo Steel Manufacturing                29,500         420

Toppan Printing                          47,000         588

Uny                                      29,000         531

Yurtec                                   10,500         142

TOTAL JAPAN (COST $45,611)                           42,388


MALAYSIA  3.0%

COMMON STOCKS AND RIGHTS  3.0%

Affin Holdings                          290,000         798

Berjaya Sports Toto                     135,000         674

Commerce Asset Holdings                  60,000         451

MBF Capital                             211,000         343

Multi-Purpose Holdings                  360,000         699

Multi-Purpose Holdings,
  rights *                              360,000           1

Renong                                  405,000         718

Resorts World                            67,000         305

Tanjong                                 145,000         580

Technology Resources
  Industries *                          121,000         239

Time Engineering                         94,000         174

United Engineers                        152,000       1,372

                                                      6,354

PREFERRED STOCKS  0.0%

Renong, cv. loan stock,
  4.00%, 5/21/01 *                       27,400          11

                                                         11

TOTAL MALAYSIA (COST $5,504)                          6,365


MEXICO  1.6%

COMMON STOCKS  1.6%

Cemex (Class B)                          82,767         323

Cemex ADS (USD)                          47,530         339

Cemex ADS (144a) (USD) *                 11,494          82

Cifra ADR (USD) *                       272,674         320

Fomentos Economico
  Mexicano (Class B)                     19,149          66

Gruma (Class B) *                        43,316    $    264

Gruma ADR (USD) *                         4,375         107

Grupo Financiero Banamex
  (Class B) *                            61,455         130

Grupo Financiero Banamex
  (Class L) *                             1,486           3

Grupo Financiero Bancomer
  (Class L) *                               607           0

Grupo Financiero Bancomer
  GDS (USD) *                               820           6

Grupo Industrial Maseca
  (Class B)                             153,010         194

Grupo Modelo (Class C)                   33,014         192

Grupo Televisa GDR (USD) *                3,145          81

Kimberly-Clark Mexico
  (Class A)                               8,582         169

Panamerican Beverages
  (Class A)
  ADR (USD)                               7,990         374

Telefonos de Mexico (Class L)
  ADS (USD)                              22,246         734

TOTAL MEXICO (COST $3,258)                            3,384


NETHERLANDS  9.9%

COMMON STOCKS  9.9%

ABN Amro Holdings                        16,026       1,043

Ahold                                    14,306         895

Akzo Nobel                                  356          49

CSM                                      14,811         824

Elsevier                                233,388       3,947

Fortis Amev                              20,220         709

Hagemeyer                                 3,300         264

ING Groep                                47,745       1,720

Koninklijke PTT
  Nederland                               5,394         206

Nutricia                                  2,820         429

Otra                                      2,750          47

Polygram                                 23,471       1,196

Royal Dutch Petroleum                    23,910       4,195

Unilever                                  7,200       1,274

Wolters Kluwer                           30,930       4,111

TOTAL NETHERLANDS (COST $17,660)                     20,909

                                     ____

T. Rowe Price International Stock Portfolio
December 31, 1996

                                     Shares/Par               Value
-------------------------------------------------------------------
                                                       In thousands
NEW ZEALAND  0.5%

COMMON STOCKS  0.5%

Air New Zealand (Class B)                16,545        $     45

Carter Holt Harvey                       39,500              89

Fernz                                    22,000              75

Fletcher Challenge Building              38,750             119

Fletcher Challenge Energy                 5,750              17

Fletcher Challenge Forests
  Division                              134,886             226

Fletcher Challenge Paper                 11,500              24

Telecom Corporation of
  New Zealand                            95,000             485

Total New Zealand (Cost $957)                             1,080
                                                         -------

NORWAY  1.5%

COMMON STOCKS  1.5%

Bergesen (Class A)                        2,310              56

Norsk Hydro                              32,337           1,736

Orkla (Class A)                          18,980           1,317

Saga Petroleum (Class B)                  5,930              92

Total Norway (Cost $2,533)                                3,201
                                                         -------

PANAMA  0.1%

COMMON STOCKS  0.1%

Banco Latinoamericano de
  Exportaciones
  (Class E) (USD)                         1,998             101

Total Panama (Cost $98)                                     101
                                                         -------

PERU  0.0%

COMMON STOCKS  0.0%

Telefonica del Peru (Class B)             7,030              13

Telefonica del Peru (Class B)
  ADR (USD)                               2,430              46

Total Peru (Cost $62)                                        59
                                                         -------

PHILIPPINES  0.1%

COMMON STOCKS  0.1%

Philippine National Bank                 19,700             234

TOTAL PHILIPPINES (COST $306)                               234
                                                         -------

PORTUGAL  0.4%

COMMON STOCKS AND RIGHTS  0.4%

Jeronimo Martins                          8,420        $    434

Jeronimo Martins,
  baby shares *                           5,612             270

Jeronimo Martins,
  bonus rights *                          8,420             142

Jeronimo Martins,
  rights to units *                       1,403              79

TOTAL PORTUGAL (COST $661)                                  925
                                                         -------

RUSSIA  0.0%

COMMON STOCKS  0.0%

Gazprom ADR (USD) *                       2,760              49

Total Russia (Cost $43)                                      49
                                                         -------

SINGAPORE  2.2%

COMMON STOCKS AND WARRANTS  2.2%

City Developments                        17,000             153

DBS Land                                 74,000             272

Development Bank of
  Singapore                              24,000             324

Far East Levingston
  Shipbuilding                           24,000             125

Fraser & Neave                           32,200             331

Keppel                                   12,000              94

Overseas Union Bank                     110,000             849

Singapore Airlines                        5,000              46

Singapore Land                           93,000             515

Singapore Press                          38,600             761

United Industrial                        97,000              82

United Overseas Bank                     83,480             931

United Overseas Bank,
  warrants, 6/17/97 *                    10,400              37

TOTAL SINGAPORE (COST $4,341)                             4,520
                                                         -------

SOUTH KOREA  0.5%

COMMON STOCKS  0.5%

Cho Hung Bank                            19,400             161

Hanil Bank                               11,800              82

Hanil Securities*                         7,000              51

Korea Electric Power                     12,400             361

Samsung Electronic                        3,770             225

                                     ____

T. Rowe Price International Stock Portfolio
December 31, 1996

                                     SHARES/PAR            VALUE
----------------------------------------------------------------
                                                    In thousands
Samsung Electronic, new                     301         $     16

Samsung Electronic
  GDR (USD) *                               360                4

Samsung Electronic
  GDS (USD) *                               315                8

Samsung Fire & Marine
  Insurance                                  75               30

Seoul Bank *                              5,000               25

Shinhan Bank                              4,630               73

Yukong                                    5,608              107

TOTAL SOUTH KOREA (COST $1,637)                            1,143

SPAIN  2.4%

COMMON STOCKS  2.4%

Aguas de Barcelona                        1,667               69

Aguas de Barcelona, new*                     23                1

Argentaria Banca de Espana                4,665              209

Banco Popular Espanol                     3,010              591

Banco Santander                          10,148              650

Centros Comerciales Pryca                 6,417              136

Continente Central                        2,470               51

Empresa Nacional de
  Electricidad                           15,027            1,070

Fomento de Construcciones
  y Contra                                  333               31

Gas Natural                               3,131              728

Iberdrola                                41,640              590

Repsol                                   20,971              804

Repsol ADR (USD)                             90                3

Telefonica de Espana                      8,730              203

TOTAL SPAIN (COST $4,142)                                  5,136

SWEDEN  2.6%

COMMON STOCKS  2.6%

ABB (Class A)                             3,310              374

Astra (Class B)                          47,590            2,296

Atlas Copco (Class B)                    20,000              487

Electrolux (Class B)                     12,180              707

Esselte (Class B)                         2,500               55

Hennes & Mauritz (Class B)                5,460              756

Sandvik (Class A)                         6,010              162

Sandvik (Class B)                        19,090              518

Scribona (Class B)                        2,670               30

Stora Kopparbergs (Class B)              10,560              144

TOTAL SWEDEN (COST $4,414)                                 5,529

SWITZERLAND  4.2%

COMMON STOCKS  4.2%

ABB                                       1,152         $  1,433

Adecco                                    3,177              797

CS Holding                                3,270              336

Nestle                                    1,437            1,543

Novartis *                                1,937            2,218

Roche Holdings                              266            2,070

Schweizerischer Bankverein                2,780              529

TOTAL SWITZERLAND (COST $8,376)                            8,926

THAILAND  0.4%

COMMON STOCKS  0.4%

Advanced Information Service              9,600               81

Bangkok Bank                             33,900              328

Siam Cement                               2,000               63

Siam Commercial Bank                     17,600              128

Thai Farmers Bank                        17,500              109

Total Access
  Communications (USD)                    5,500               38

TOTAL THAILAND (COST $1,217)                                 747


UNITED KINGDOM  16.2%

COMMON STOCKS  16.2%

Abbey National                          159,000            2,084

Argos                                    84,466            1,112

Asda Group                              339,000              714

British Gas                              79,000              305

British Petroleum                        62,000              744

Cable & Wireless                        142,000            1,181

Cadbury Schweppes                        93,860              792

Caradon                                 184,000              753

Coats Viyella                            51,000              116

Compass Group                            53,000              563

David S. Smith                           93,000              497

East Midlands Electricity*               12,100              137

Electrocomponents                        59,000              469

GKN                                       8,000              137

Glaxo Wellcome                           94,000            1,527

Grand Metropolitan                      168,000            1,324

Guinness                                136,000            1,070

Heywood Williams Group                   11,000               45

Hillsdown Holdings                       37,000              127

John Laing (Class A)                     30,000              144

                                     ____

T. Rowe Price Stock Portfolio
December 31, 1996

                                     SHARES/PAR             VALUE
-----------------------------------------------------------------
                                                    In thousands

Kingfisher                              148,000         $  1,608

Ladbroke Group                           90,000              356

London Electricity                       48,571              566

National Westminster Bank               271,000            3,185

RTZ                                      63,000            1,012

Rank Group                              100,000              750

Reed International                      135,000            2,556

Rolls Royce                              30,480              135

Safeway                                 124,500              864

Sears                                    39,000               64

Shell Transport & Trading               124,500            2,152

SmithKline Beecham                      235,000            3,259

T & N                                   123,000              366

Tesco                                   113,000              687

Tomkins                                 291,500            1,348

United Newspapers                       121,000            1,445

TOTAL UNITED KINGDOM (COST $28,631)                       34,194
                                                         --------

VENEZUELA  0.1%

COMMON STOCKS  0.1%

Compania Anonima Nacional
  Telefonos de
  Venezuela
  ADR (USD) *                             3,970              112

TOTAL VENEZUELA (COST $91)                                   112
                                                         --------

SHORT-TERM INVESTMENTS 5.8%

COMMERCIAL PAPER 5.8%

Countrywide Funding,
  6.20%, 1/17/97                     $1,000,000              997

Dover, 4(2) 5.45%, 1/23/97            1,000,000              997

Ford Motor Credit,
  6.10%, 1/17/97                      3,000,000            2,992

Indosuez North America,
  5.37%, 3/6/97                      $2,000,000         $  1,981

Kingdom of Sweden,
  5.40%, 2/3/97                       1,000,000              995

Korea Development Bank,
  5.34%, 2/27/97                      2,000,000            1,983

Tasmanian Public Finance,
  5.40%, 6/20/97                      2,000,000            1,949

Investments in Commercial
  Paper through a
  joint account,
  6.75-7.10%, 1/2/97                    215,989              216

TOTAL SHORT-TERM INVESTMENTS
(COST $12,110)                                            12,110
                                                         --------

Total Investments in Securities

98.1% of Net Assets (Cost $189,473)                     $206,799

Other Assets Less Liabilities                              3,947

NET ASSETS                                              $210,746
                                                        ---------
NET ASSETS CONSIST OF:

Accumulated net realized gain/loss -
  net of distributions                                  $    107
Net unrealized gain (loss)                                17,326
Paid-in-capital applicable to 16,676,941
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares
 authorized                                              193,313

NET ASSETS                                              $210,746
                                                        ---------

NET ASSET VALUE PER SHARE                               $  12.64
                                                        ---------

  *   Non-income producing
4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.1% of net assets.
HKD   Hong Kong dollar
USD   U.S. dollar

The accompanying notes are an integral part of these financial statements.

                                     ____

STATEMENT OF OPERATIONS
T. Rowe Price International Stock Portfolio
In thousands

                                                    Year
                                                   Ended
                                                12/31/96
INVESTMENT INCOME
Income
  Dividend (net of foreign taxes of $ 343)     $   2,355
  Interest                                           627
                                               -----------
  Total income                                     2,982
                                               -----------
Expenses
  Investment management and administrative         1,378
                                               -----------
Net investment income                              1,604
                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
  Securities                                       1,225
  Foreign currency transactions                     (136)
                                               -----------
  Net realized gain (loss)                         1,089
                                               -----------
Change in net unrealized gain or loss on
  Securities                                      15,121
  Other assets and liabilities
  denominated in foreign currencies                    1
                                               -----------
  Change in net unrealized gain or loss           15,122
                                               -----------
Net realized and unrealized gain (loss)           16,211
                                               -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                         $  17,815
                                               ===========

The accompanying notes are an integral part of these financial statements.

                                     ____

STATEMENT OF CHANGES IN NET ASSETS
T. Rowe Price International Stock Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/96          12/31/95
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income                                  $  1,604          $    353
  Net realized gain (loss)                                1,089               138
  Change in net unrealized gain or loss                  15,122             2,413
                                                       ----------------------------
  Increase (decrease) in net assets
  from operations                                        17,815             2,904
                                                       ----------------------------
Distributions to shareholders
  Net investment income                                  (1,993)              (52)
  Net realized gain                                      (1,133)                -
                                                       ----------------------------
  Decrease in net assets from distributions              (3,126)              (52)
                                                       ----------------------------
Capital share transactions*
  Shares sold                                           153,908            41,948
  Distributions reinvested                                3,126                52
  Shares redeemed                                       (12,638)           (2,286)
                                                       ----------------------------
  Increase (decrease) in net assets from
  capital share transactions                            144,396            39,714
                                                       ----------------------------
NET ASSETS
Increase (decrease) during period                       159,085            42,566
Beginning of period                                      51,661             9,095
                                                       ----------------------------
END OF PERIOD                                          $210,746          $ 51,661
                                                       ============================
*Share information
  Shares sold                                            12,891             3,906
  Distributions reinvested                                  255                 5
  Shares redeemed                                        (1,059)             (214)
                                                       ----------------------------
  Increase (decrease) in shares outstanding              12,087             3,697

The accompanying notes are an integral part of these financial statements.

                                     ____

NOTES TO FINANCIAL STATEMENTS
T. Rowe Price International Stock Portfolio
December 31, 1996


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Stock Portfolio (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     VALUATION Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at amortized cost which approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At December 31, 1996, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     COMMERCIAL PAPER JOINT ACCOUNT The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     SECURITIES LENDING To earn additional income, the fund lends its securities to approved brokers. At December 31, 1996, the market value of securities on loan was $5,216,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $144,941,000 and $11,807,000, respectively, for the year ended December 31, 1996.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

                                     ____

T.Rowe Price International Stock Portfolio


     _________________________________________________

     Undistributed net investment income    $  37,000
     Undistributed net realized gain           31,000
     Paid-in-capital                          (68,000)

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $189,473,000, and net unrealized gain aggregated $17,326,000, of which $24,439,000 related to appreciated investments and $7,113,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc., Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an all-inclusive annual fee, computed daily and paid monthly, equal to 1.05% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     During the year ended December 31, 1996, the fund, in the ordinary course of business, paid commissions of $14,000 to, and placed security purchase and sale orders aggregating $5,108,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

                                     ____

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF T. ROWE PRICE INTERNATIONAL SERIES, INC. AND SHAREHOLDERS OF THE INTERNATIONAL STOCK PORTFOLIO

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Stock Portfolio (constituting T. Rowe Price International Series, Inc., hereafter referred to as the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     January 20, 1997

                                     ____

                            OCC ACCUMULATION TRUST

                              . SMALL CAP PORTFOLIO
                              . MANAGED PORTFOLIO
                              . U.S. GOVERNMENT INCOME PORTFOLIO

                                ANNUAL REPORT
                                     1996

                             OCC ACCUMULATION TRUST

                                   MANAGED BY

                         [LOGO OF OPCAP APPEARS HERE]

     We are pleased to report on the 1996 investment activities and results of the portfolios in the OCC Accumulation Trust. The objective of the portfolios is to provide above-average returns with below-average risk by adhering to a disciplined value approach in buying securities. The portfolios are intended for the long-term investor seeking to preserve capital and make it grow.

     The year was an excellent one for investors in stocks, as the market continued to rise in a favorable environment of low inflation, slow economic growth and generally low interest rates. The equity portfolios in the Trust performed well, delivering returns that generally matched or exceeded their benchmarks. In managing these portfolios, we invest for the long term in what we perceive to be superior, undervalued businesses. We do not attempt to forecast the stock market. Instead, we focus on individual companies and where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     The bond market, by contrast, provided only modest returns in 1996. There were recurrent investor concerns throughout the year that the economy might overheat and, if so, that inflation might increase and bond prices might fall. Economic growth was, in fact, moderate and inflation remained in check. Nonetheless, these concerns led to relatively weak bond prices. We weathered these difficult market conditions reasonably well, maintaining a defensive posture by keeping average maturities short. Prices of shorter maturities tend to fall less than those of longer maturities in a declining bond market.

                              SMALL CAP PORTFOLIO

     The Small Cap Portfolio delivered a total return of 18.7% in 1996, exceeding the total return of 16.5% for the Russell 2000 Index with dividends included (Russell 2000), a widely followed benchmark which includes smaller capitalization stocks. The Portfolio invests in undervalued smaller companies with strong competitive positions, high returns on capital and shareholder-oriented managements. Its favorable relative performance in 1996 was achieved despite having a relatively high cash position during the year.

     The Portfolio's performance for the year was slightly behind the 19.9% average total return for the small company growth funds in Lipper's Variable Insurance Products Performance Analysis Service Report. It ranked 23rd among the 40 funds in this Lipper universe. As the small cap market became less speculative in the second half of the year, the Portfolio significantly outperformed the market and its peers. It provided a total return of 9.4% in the 1996 second half compared with 5.6% for the Russell 2000, and its return of 6.5% in the fourth quarter compared with an average of 1.8% for the funds in the Lipper small company growth funds category.

     For the five years ended December 31, 1996, the Portfolio provided an average annual total return of 14.5%*, compared with the 15.6% average annual total return for the Russell 2000. The Portfolio's five-year performance was third among eight funds in the Lipper small company growth funds category. From its inception on August 1, 1988 through December 31, 1996, the Portfolio generated an average annual total return of 14.7%*, exceeding the 13.0% average annual total return for the Russell 2000. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     We invest in smaller companies for long-term growth. Even when the small cap market reached a high speculative pitch in the first half of 1996, we did not stray from our value style. By being disciplined, patient investors, we seek to outperform the Russell 2000 and provide excellent returns for investors with below-market risk.

     We continue to find excellent smaller companies available at reasonable valuations. Vital Signs, Inc., one of the Portfolio's newer investments, is an example. The company manufactures consumable medical products, such as face masks and breathing circuits, used in anesthesia, respiratory and critical care applications. Even at a time of cost pressures in the health care market, we own the stock because of its high returns (28% cash flow on operating assets), strong new product program and long-term contracts with hospital supply groups. Like many of our portfolio companies, it holds leading market shares in its products, and this provides competitive advantages. Also like many, it is increasing shareholder value by using cash to repurchase stock. Moreover, in a consolidating industry, Vital Signs is acquiring products which it can sell through its distribution channels at only modest additional distribution cost. All in all, this is an outstanding company with high insider ownership, which we believe results in the interests of management being aligned with those of shareholders, strong new product flow and a reasonable valuation (about 15 times estimated fiscal 1997 earnings).

     In addition to our investment in Vital Signs, we established new positions during the second half in such stocks as American Radio Systems Corp., Dal-Tile International, Inc., Jason, Inc., Tracor, Inc. and Wang Laboratories, Inc. We reduced or eliminated the Portfolio's holdings of Capitol American Financial Corp., Martin Marietta Materials, Inc., Noble Drilling Co., Omnicom Group, Inc. and Singer Co. N.V.

     As of December 31, 1996, the Portfolio's net assets were allocated 83% to common stocks and securities convertible into common stocks and 17% to cash and cash equivalents. The five largest equity positions as of December 31, 1996 were Magellan Health Services, Inc., the largest behavioral health care company in the U.S., representing 4.3% of the Portfolio's net assets; BancTec, Inc., which provides automated processing systems to the banking industry, 3.8% of net assets; SpaceLabs, Inc., a medical devices company, 3.8% of net assets; EG&G, Inc., a supplier of technology products and services to manufacturers and end users in industry and government, 3.3% of net assets; and Wang Laboratories, Inc., a software developer, 3.0% of net assets. Major industry positions were in the insurance sector, 14.4% of net assets; electrical equipment, 10.6% of net assets; manufacturing, 8.0% of net assets; drugs and medical products, 5.9% of net assets; and energy, 5.1% of net assets.
________________

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Small Cap Portfolio immediately after the transaction were $139,812,573 in the Old Trust and $8,129,274 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
+with dividends.

The performance graph does not reflect charges imposed by the Variable Accounts.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

PRINCIPAL
  AMOUNT                                                                               VALUE
-----------                                                                          -----------
             U.S. GOVERNMENT AGENCY NOTE - .7%
$  230,000   Federal Home Loan Mortgage Corp., 5.23%, 1/2/97 (cost - $229,967)....  $   229,967
                                                                                    -----------

             SHORT-TERM CORPORATE NOTES - 16.8%
             AUTOMOTIVE - 2.5%
             Ford Motor Credit Co.,
$  345,000     5.40%, 1/28/97.....................................................  $   343,603
   500,000     5.62%, 1/2/97......................................................      499,922
                                                                                    -----------
                                                                                        843,525
                                                                                    -----------
             BANKING - 1.9%
   670,000   Norwest Financial, Inc., 5.51%, 1/22/97..............................      667,846
                                                                                    -----------
             CONGLOMERATES - 3.7%
 1,275,000   General Electric Capital Corp., 5.35%, 1/30/97.......................    1,269,505
                                                                                    -----------
             MACHINERY/ENGINEERING - 3.5%
 1,210,000   Deere (John) Capital Corp., 5.38%, 1/22/97...........................    1,206,203
                                                                                    -----------
             MISCELLANEOUS FINANCIAL SERVICES - 1.5%
   500,000   Beneficial Corp., 5.52%, 1/28/97.....................................      497,930
                                                                                    -----------
             TECHNOLOGY - 3.7%
             IBM Credit Corp.,
   370,000     5.31%, 1/6/97......................................................      369,727
   900,000     5.32%, 1/6/97......................................................      899,335
                                                                                    -----------
                                                                                      1,269,062
                                                                                    -----------
             Total Short-Term Corporate Notes (cost - $5,754,071).................  $ 5,754,071
                                                                                    -----------

             CORPORATE NOTE - .1%
             AUTOMOTIVE - .1%
$    2,148   Collins Industries, Inc., 8.75%, 1/11/00 (cost - $2,148).............  $     1,995
                                                                                    -----------

             CONVERTIBLE CORPORATE BOND - .1%
             REAL ESTATE - .1%
$   49,995   Security Capital Group, Inc., 12.00%, 6/30/14 (A)
             (cost - $45,364).....................................................  $    60,481
                                                                                    -----------

  SHARES
  ------
             CONVERTIBLE PREFERRED STOCK - .2%
             TRANSPORTATION - .2%
       825   Interpool, Inc., 5.75%, Conv. Pfd. (cost - $62,700)..................  $    84,150
                                                                                    -----------
             COMMON STOCKS - 82.2%
             ADVERTISING - 2.4%
    71,900   Katz Media Group, Inc.*..............................................  $   808,875
                                                                                    -----------
             AEROSPACE/DEFENSE - 1.2%
    19,000   Tracor, Inc.*........................................................      403,750
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
----------                                                                          -----------
             COMMON STOCKS (CONTINUED)
             AUTOMOTIVE - 2.5%
    14,400   Borg-Warner Automotive, Inc..........................................  $   554,400
    45,000   Jason, Inc.*.........................................................      292,500
                                                                                    -----------
                                                                                        846,900
                                                                                    -----------
             BANKING - .5%
     6,800   First Financial Caribbean Corp. .....................................      188,700
                                                                                    -----------
             BUILDING & CONSTRUCTION - 1.0%
    16,400   Dal-Tile International, Inc.*........................................      334,150
                                                                                    -----------
             CHEMICALS - 1.1%
    10,500   McWhorter Technologies, Inc.*........................................      240,187
     9,800   Sybron Chemicals, Inc.*..............................................      156,800
                                                                                    -----------
                                                                                        396,987
                                                                                    -----------
             COMPUTER SERVICES - 3.8%
    63,867   BancTec, Inc.*.......................................................    1,317,257
                                                                                    -----------
             DRUGS & MEDICAL PRODUCTS - 5.9%
     5,000   Dentsply International, Inc. ........................................      237,500
    62,800   SpaceLabs Medical, Inc.*.............................................    1,287,400
    19,700   Vital Signs, Inc. ...................................................      512,200
                                                                                    -----------
                                                                                      2,037,100
                                                                                    -----------
             ELECTRICAL EQUIPMENT - 10.6%
     9,200   Arrow Electronics, Inc.*.............................................      492,200
     5,300   AVX Corp. ...........................................................      113,950
    56,800   EG & G, Inc. ........................................................    1,143,100
    43,000   Exar Corp.*..........................................................      666,500
    19,100   Marshall Industries*.................................................      584,937
    27,720   Oak Industries, Inc.*................................................      637,560
                                                                                    -----------
                                                                                      3,638,247
                                                                                    -----------
             ENERGY - 5.1%
    17,948   Aquila Gas Pipeline Corp. ...........................................      284,924
     3,300   Belden & Blake Corp.*................................................       84,150
    10,000   Nuevo Energy Co.*....................................................      520,000
    21,300   Petroleum Heat & Power Company, Inc. (Class A).......................      135,788
     9,640   Seagull Energy Corp.*................................................      212,080
    12,500   St. Mary Land & Exploration Co. .....................................      310,938
     4,000   Triton Energy Ltd.*..................................................      194,000
                                                                                    -----------
                                                                                      1,741,880
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
  ------                                                                            -----------
             COMMON STOCKS (CONTINUED)
             HEALTH & HOSPITALS - 5.0%
    65,200   Magellan Health Services, Inc*.......................................  $ 1,458,850
    14,800   Summit Care Corp.*...................................................      242,350
                                                                                    -----------
                                                                                      1,701,200
                                                                                    -----------
             INSURANCE - 14.4%
     9,400   ACE Ltd. ............................................................      565,175
    38,100   Capsure Holdings Corp.*..............................................      433,388
    20,600   Delphi Financial Group, Inc. ........................................      607,700
    10,900   Everest Reinsurance Holdings, Inc. ..................................      313,375
    50,300   E.W. Blanch Holdings, Inc. ..........................................    1,012,287
    17,200   Gryphon Holdings, Inc. ..............................................      242,950
    17,000   Horace Mann Educators Corp. .........................................      686,375
     7,100   Protective Life Corp. ...............................................      283,112
    18,200   United Wisconsin Services, Inc. .....................................      477,750
     6,000   W.R. Berkley Corp. ..................................................      304,500
                                                                                    -----------
                                                                                      4,926,612
                                                                                    -----------
             MACHINERY/ENGINEERING - 2.1%
    30,200   United Dominion Industries, Ltd. ....................................      709,700
                                                                                    -----------
             MANUFACTURING - 8.0%
    13,600   Alltrista Corp.*.....................................................      350,200
   139,200   Baldwin Technology Co. (Class A)*....................................      348,000
     6,500   Briggs & Stratton Corp. .............................................      286,000
     4,500   Carlisle Companies, Inc. ............................................      272,250
    15,750   Crane Co. ...........................................................      456,750
    59,500   Easco, Inc. .........................................................      453,687
    31,200   Exabyte Corp.*.......................................................      417,300
     5,200   Greenfield Industries, Inc. .........................................      159,250
                                                                                    -----------
                                                                                      2,743,437
                                                                                    -----------
             MEDIA/BROADCASTING - .6%
     7,500   American Radio Systems Corp.*........................................      204,375
                                                                                    -----------
             PAPER PRODUCTS - 2.4%
   143,800   Repap Enterprises, Inc.*.............................................      399,944
    21,000   Shorewood Packaging Corp.*...........................................      409,500
                                                                                    -----------
                                                                                        809,444
                                                                                    -----------
             PRINTING & PUBLISHING - 2.9%
    15,300   International Imaging Materials, Inc.*...............................      348,075
    63,400   Nu-Kote Holdings, Inc. (Class A)*....................................      649,850
                                                                                    -----------
                                                                                        997,925
                                                                                    -----------

                             OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                               VALUE
-----------                                                                         -----------
             COMMON STOCKS (CONTINUED)
             REAL ESTATE - 3.6%
    15,291   Cousins Properties, Inc. ............................................  $   430,059
        66   Security Capital Group, Inc. (A).....................................       82,156
    20,200   Security Capital Industrial Trust, Inc. .............................      431,775
    12,752   Security Capital Pacific Trust.......................................      291,702
                                                                                    -----------
                                                                                      1,235,692
                                                                                    -----------
             RETAIL - .4%
     8,500   Maxim Group, Inc.*...................................................      148,750
                                                                                    -----------
             TECHNOLOGY - 4.1%
    11,000   Channell Commercial Corp.*...........................................      136,125
     8,000   Unitrode Corp.*......................................................      235,000
    51,400   Wang Laboratories, Inc.*.............................................    1,040,850
                                                                                    -----------
                                                                                      1,411,975
                                                                                    -----------
             TELECOMMUNICATIONS - .6%
    10,100   ECI Telecom Ltd. ....................................................      214,625
                                                                                    -----------
             TEXTILES/APPAREL - 1.7%
    19,000   Westpoint Stevens, Inc. (Class A)*...................................      567,625
                                                                                    -----------
             TOBACCO/BEVERAGES/FOOD PRODUCTS - .2%
     6,000   Sylvan Foods Holdings, Inc.*.........................................       78,000
                                                                                    -----------
             TRANSPORTATION - 1.6%
    12,200   Interpool, Inc.......................................................      285,175
    13,100   MTL, Inc.*...........................................................      265,275
                                                                                    -----------
                                                                                        550,450
                                                                                    -----------
             OTHER - .5%
     6,150   McGrath RentCorp.....................................................      158,363
                                                                                    -----------

                Total Common Stocks (cost - $24,953,214)..........................  $28,172,019
                                                                                    -----------
                Total Investments (cost - $31,047,464).......................100.1% $34,302,683
                Other Liabilities in Excess of other assets.................. (0.1)     (46,012)
                                                                             -----  -----------
                Total Net Assets.............................................100.0% $34,256,671
                                                                             =====  ===========

________________
* Non-income producing security.

(A) Restricted securities (the Portfolio will not bear any costs, including those involved in registration under the securities act of 1933, in connection with the disposition of these securities):

                                                       DATE OF         PAR                  AVERAGE     FAIR VALUE AS OF
                    DESCRIPTION                      ACQUISITION     AMOUNT      SHARES      COST       DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------
Security Capital Group, Inc. 12.00%, 6/30/14.......    9/16/94       $49,995        --       $  91           $   120
Security Capital Group, Inc. Common Stock..........    9/16/94            --        66         949             1,245

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $31,047,464)............................  $34,302,683
Cash..................................................................        8,758
Dividends receivable..................................................        8,504
Interest receivable...................................................        6,304
Receivable from fund shares sold......................................        1,397
Other assets..........................................................        1,207
                                                                        -----------
  Total Assets........................................................   34,328,853
                                                                        -----------

LIABILITIES
Payable for fund shares redeemed......................................       27,274
Investment advisory fee payable.......................................       23,648
Other payables and accrued expenses...................................       21,260
                                                                        -----------
  Total Liabilities...................................................       72,182
                                                                        -----------
  Total Net Assets....................................................  $34,256,671
                                                                        ===========

NET ASSETS
Par value ($.01 per share)............................................  $    15,153
Paid-in-capital in excess of par......................................   29,167,853
Accumulated undistributed net investment income.......................      226,925
Accumulated undistributed net realized gain on investments............    1,591,521
Net unrealized appreciation on investments............................    3,255,219
                                                                        -----------
  Total Net Assets....................................................  $34,256,671
                                                                        ===========
Fund shares outstanding...............................................    1,515,250
                                                                        -----------
Net asset value per share.............................................  $     22.61
                                                                        ===========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends......................................................................  $  227,354
  Interest.......................................................................     199,837
                                                                                   ----------
     Total investment income.....................................................     427,191
                                                                                   ----------

OPERATING EXPENSES
  Investment advisory fees (note 2A).............................................     165,735
  Custodian fees (note 1G).......................................................      22,883
  Auditing, consulting and tax return preparation fees...........................      10,309
  Transfer and dividend disbursing agent fees....................................       9,357
  Trustees' fees and expenses....................................................       5,702
  Reports and notices to shareholders............................................       3,914
  Legal fees.....................................................................       3,048
  Miscellaneous..................................................................       1,770
                                                                                   ----------
     Total operating expenses....................................................     222,718

     Less: Investment advisory fees waived (note 2A).............................     (17,823)

     Less: Expense offset arrangement (note 1G)..................................      (4,629)
                                                                                   ----------

          Net operating expenses.................................................     200,266
                                                                                   ----------

          Net investment income..................................................     226,925
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET

  Net realized gain on investments...............................................   1,679,412

  Net change in unrealized appreciation (depreciation) on investments............   2,142,715
                                                                                   ----------
      Net realized gain and change in unrealized appreciation (depreciation) on
      investments................................................................   3,822,127
                                                                                   ----------

Net increase in net assets resulting from operations.............................  $4,049,052
                                                                                   ==========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED            YEAR ENDED
                                                                           DECEMBER 31, 1996     DECEMBER 31, 1995
                                                                           -----------------     -----------------
OPERATIONS
Net investment income.....................................................    $   226,925           $   211,870
Net realized gain on investments..........................................      1,679,412               456,809
Net change in unrealized appreciation (depreciation) on
  investments.............................................................      2,142,715             1,189,804
                                                                              -----------           -----------
     Net increase in net assets resulting from operations.................      4,049,052             1,858,483
                                                                              -----------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.....................................................       (211,870)              (29,623)
Net realized gains........................................................       (544,700)              (26,352)
                                                                              -----------           -----------
     Total dividends and distributions to shareholders....................       (756,570)              (55,975)
                                                                              -----------           -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales...................................................     17,604,938             7,801,061
Reinvestment of dividends and distributions...............................        756,533                55,975
Cost of shares redeemed...................................................     (3,401,674)           (2,865,595)
                                                                              -----------           -----------
     Net increase in net assets from fund share transactions..............     14,959,797             4,991,441
                                                                              -----------           -----------

          Total increase in net assets....................................     18,252,279             6,793,949

NET ASSETS
Beginning of year.........................................................     16,004,392             9,210,443
                                                                              -----------           -----------
End of year (including undistributed net investment income of
  $226,925 and $211,870, respectively)....................................    $34,256,671           $16,004,392
                                                                              ===========           ===========

SHARES ISSUED AND REDEEMED
Issued....................................................................        837,586               427,444
Issued in reinvestment of dividends and distributions.....................         38,520                 3,289
Redeemed..................................................................       (164,530)             (156,903)
                                                                              -----------           -----------
     Net increase.........................................................        711,576               273,830
                                                                              ===========           ===========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio (the "Portfolio"), the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U.S. Government
Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

   (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

   (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

   (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

   (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

   (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)

principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

   (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

   (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

   (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1996 amounted to $52,990, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $23,565.

(3)  PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $20,565,700 and $9,055,696, respectively.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $3,909,842, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $663,423, and net unrealized appreciation for Federal income tax purposes is $3,246,419. Federal income tax cost basis of portfolio securities is $31,056,264 at December 31, 1996.

(5)  SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                            OCC ACCUMULATION TRUST
                              SMALL CAP PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                             YEAR ENDED            YEAR ENDED         SEPTEMBER 16, 1994(1)
                                          DECEMBER 31, 1996     DECEMBER 31, 1995     TO DECEMBER 31, 1994
                                          -----------------     -----------------     ---------------------
Net asset value, beginning of period....     $      19.91          $      17.38          $       17.49
                                              -----------           -----------            -----------

Income from investment operations:
Net investment income...................             0.14                  0.26                   0.06
Net realized and unrealized gain (loss)
  on investments........................             3.45                  2.37                  (0.17)
                                              -----------           -----------            -----------
  Total from investment operations......             3.59                  2.63                  (0.11)
                                              -----------           -----------            -----------

Dividends and distributions to
  shareholders:
Dividends to shareholders from net
  investment income.....................            (0.25)                (0.05)                    --
Distributions to shareholders from net
  realized capital gains................            (0.64)                (0.05)                    --
                                              -----------           -----------            -----------
  Total dividends and distributions to
     shareholders.......................            (0.89)                (0.10)                    --
                                              -----------           -----------            -----------

Net asset value, end of period..........      $     22.61           $     19.91            $     17.38
                                              ===========           ===========            ===========

Total return(2).........................            18.7%                 15.2%                  (0.6%)
                                              ===========           ===========            ===========

Net assets, end of period...............      $34,256,671           $16,004,392            $ 9,210,443
                                              -----------           -----------            -----------

Ratio of net operating expenses to
  average net assets(6).................            0.93% (4,5)            0.74%                 0.74%(3)
                                              -----------           -----------            -----------

Ratio of net investment income to
  average net assets(6).................            1.03% (4)              1.75%                 1.22%(3)
                                              -----------           -----------            -----------

Portfolio turnover rate.................              50%                    69%                   32%
                                              -----------           -----------            -----------

Average commission rate.................      $    0.0493                    --                     --
                                              -----------           -----------            -----------

________________

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $22,131,648.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 1.01% and 0.92%, respectively, for the year ended December 31, 1996, 0.99% and 1.50%, respectively, for the year ended December 31, 1995 and 1.64% and 0.32%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Small Cap Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

RICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                               MANAGED PORTFOLIO

     Continuing its superior long-term performance, the Managed Portfolio provided a total return of 22.8% in 1996. This return was slightly below the total return of 23.0% for the Standard & Poor's 500 Index with dividends included (S&P 500), an unmanaged index of 500 of the largest corporations weighted by market capitalization, and substantially above the 13.9% average total return of the funds in Lipper's Variable Insurance Products Performance Analysis Service Report flexible portfolio funds category. The Portfolio ranked fifth among the 76 funds in this Lipper universe.

     The Portfolio invests in stocks, bonds and cash equivalents, with a bias toward stocks, which have outperformed other classes of investments for nearly every five-year period since the Depression.

     The Portfolio has delivered consistently excellent returns over time. For the five years ended December 31, 1996, the Portfolio's average annual total return of 19.1%* exceeded the 15.2% average annual total return of the S&P 500. This five-year performance was second best among the 54 flexible portfolio funds in the Lipper universe. From inception on August 1, 1988 through December 31, 1996, the Portfolio delivered an average annual total return of 20.1%*, surpassing the 16.1% average annual total return for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     Our investment philosophy is based on the concept that the single most important determinant of whether a stock will increase in value is the rate of return on invested capital within the company. We believe companies with high returns can increase their value for extended periods. We therefore look for companies with above-average returns where those returns are protected by strong competitive positions, and we want to buy those companies at what we consider to be reasonable prices.

     The Portfolio has been a long-term investor in McDonnell Douglas Corp., its second largest position at the end of the year. In December 1996, Boeing Co. reached agreement to acquire McDonnell Douglas in a friendly transaction. We believe the deal is good for both companies. Boeing will acquire the production capacity, technical skills and products of McDonnell Douglas, while McDonnell Douglas shareholders will receive a significant premium over market. The transaction is expected to close late in the 1997 first quarter or early in the second.

     The Portfolio has substantial holdings of high-quality financial services stocks, including banks and insurance companies. These companies, including Wells Fargo & Co., Federal Home Loan Mortgage Corp. (Freddie Mac) and Citicorp, are positioned for higher earnings in 1997 and 1998 and, on top of that, are increasing value by repurchasing shares.

     Because we tend to hold stocks for the long term, rather than trading in and out of the market, there was relatively little portfolio activity in the 1996 second half. We established new positions in ACE, Ltd., Caterpillar, Inc., R.R. Donnelley & Sons Co., McDonald's Corp. and Tele-Communications, Inc. (Class
A). We sold the Portfolio's investments in Mellon Bank Corp. and Reebok International Ltd. and reduced its position in Intel Corp., among others.

     At year end, the Portfolio's net assets were allocated 86% to common stocks and securities convertible into common stocks, 1% to Treasury notes and bonds, and 13% to cash and equivalents. The five largest equity positions were: Wells Fargo & Co., a leading bank in the Western United States, representing 6.1% of the Portfolio's net assets; McDonnell Douglas Corp., the nation's largest manufacturer of military aircraft and an important competitor in commercial aircraft, 5.3% of net assets; Federal Home Loan Mortgage Corp. (Freddie Mac), the second largest insurer of home mortgages in the United States, 4.7% of net assets; Citicorp, a leading bank and financial services company, 4.6% of net assets; and du Pont (E. I.) de Nemours & Company, a major industrial company operating in chemicals, fibers, polymers, petroleum and diversified businesses, 4.3% of net assets.

     Major industry positions were in the banking sector, 12.3% of the Portfolio's net assets; miscellaneous financial services, 12.1% of net assets; chemicals, 8.4% of net assets; aerospace and defense, 7.5% of net assets; and insurance, 6.6% of net assets.
________________

* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds -- the Old Trust and the present OCC Accumulation Trust (the "Present Trust") -- at which time the Present Trust commenced operations. The total net assets of the Managed Portfolio immediately after the transaction were $682,601,380 in the Old Trust and $51,345,102 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       OCC ACCUMULATION TRUST MANAGED PORTFOLIO FROM INCEPTION (8/1/88)*
              THROUGH 12/31/96 AND TOTAL RETURN ON S&P 500 INDEX+

      Measurement Period
    (Fiscal Year Covered)             Managed Portfolio            S&P 500 Index
          8/1/88                            10000                      10000
          12/31/88                          10440                      10383
          12/31/89                          13839                      13673
          12/31/90                          13336                      13249
          12/31/91                          19458                      17285
          12/31/92                          23098                      18602
          12/31/93                          25498                      20475
          12/31/94                          26165                      20746
          12/31/95                          38083                      28542
          12/31/96                          46755                      35095

Past performance is not predictive of future performance. Assumes reinvestment of all dividends and distributions. +with dividends.

The performance graph does not reflect charges imposed by the Variable Accounts.

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

 PRINCIPAL
  AMOUNT                                                                              VALUE
-----------                                                                        ------------
             SHORT-TERM CORPORATE NOTES - 13.6%
             AUTOMOTIVE - 3.8%
$6,870,000   Ford Motor Credit Co., 5.42%, 1/6/97................................  $  6,864,828
                                                                                   ------------
             CONGLOMERATES - 4.3%
 7,680,000   General Electric Capital Corp., 5.39%, 1/7/97.......................     7,673,101
                                                                                   ------------
             INSURANCE - .3%
   555,000   Marsh & McLennan Co., Inc., 6.55%, 1/2/97...........................       554,899
                                                                                   ------------
             MISCELLANEOUS FINANCIAL SERVICES - 5.2%
             Household Finance Corp.,
   130,000     5.34%, 1/7/97.....................................................       129,884
 3,300,000     5.45%, 1/7/97.....................................................     3,297,003
 6,000,000   Merrill Lynch & Co., Inc., 5.70%, 1/6/97............................     5,995,250
                                                                                   ------------
                                                                                      9,422,137
                                                                                   ------------
               Total Short-Term Corporate Notes (cost - $24,514,965).............  $ 24,514,965
                                                                                   ------------

             U.S. TREASURY NOTES AND BONDS - .9%
$  700,000   6.25%, 8/15/23......................................................  $    656,250
   630,000   7.875%, 4/15/98.....................................................       646,437
   297,500   7.875%, 8/15/01.....................................................       317,117
                                                                                   ------------
               Total U.S. Treasury Notes and Bonds (cost - $1,514,907)...........  $  1,619,804
                                                                                   ------------

             CONVERTIBLE CORPORATE BOND - .4%
             REAL ESTATE - .4%
$  614,371   Security Capital Group, Inc., 12.00%, 6/30/14 (A) (cost - $557,508).  $    743,231
                                                                                   ------------

  SHARES
-----------
             CONVERTIBLE PREFERRED STOCK - .0%
             RETAIL - .0%
     2,478   Venture Stores, Inc., $3.25 Conv. Pfd. (cost - $102,527)............  $     45,533
                                                                                   ------------

             COMMON STOCKS - 85.4%
             AEROSPACE/DEFENSE - 7.5%
    43,200   Lockheed Martin Corp. ..............................................  $  3,952,800
   150,000   McDonnell Douglas Corp. ............................................     9,600,000
                                                                                   ------------
                                                                                     13,552,800
                                                                                   ------------
             BANKING - 12.3%
    80,000   Citicorp............................................................     8,240,000
    10,000   First Empire State Corp. ...........................................     2,880,000
    41,200   Wells Fargo & Co. ..................................................    11,113,700
                                                                                   ------------
                                                                                     22,233,700
                                                                                   ------------

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                              VALUE
-----------                                                                        ------------
             COMMON STOCKS (CONTINUED)
             BUILDING & CONSTRUCTION - .3%
    31,680   Newport News Shipbuilding Inc.*.....................................  $    475,200
                                                                                   ------------
             CHEMICALS - 8.4%
    83,000   du Pont (E.I.) de Nemours & Co. ....................................     7,833,125
   100,000   Hercules, Inc. .....................................................     4,325,000
    80,000   Monsanto Co. .......................................................     3,110,000
                                                                                   ------------
                                                                                     15,268,125
                                                                                   ------------
             CONGLOMERATES - 4.1%
   164,200   Tenneco, Inc. ......................................................     7,409,525
                                                                                   ------------
             CONSUMER PRODUCTS - 3.6%
   236,200   Mattel, Inc. .......................................................     6,554,550
                                                                                   ------------
             DRUGS & MEDICAL PRODUCTS - 3.1%
   130,000   Becton, Dickinson & Co. ............................................     5,638,750
                                                                                   ------------
             ENERGY - 2.7%
    55,300   Triton Energy Ltd.*.................................................     2,682,050
    73,091   Union Pacific Resources Group, Inc. ................................     2,137,912
                                                                                   ------------
                                                                                      4,819,962
                                                                                   ------------
             FOOD SERVICES - 3.2%
   127,700   McDonald's Corp. ...................................................     5,778,425
                                                                                   ------------
             INSURANCE - 6.6%
    60,000   ACE Ltd. ...........................................................     3,607,500
   138,600   EXEL Ltd. ..........................................................     5,249,475
    15,400   Transamerica Corp. .................................................     1,216,600
    41,200   Travelers Group, Inc. ..............................................     1,869,450
                                                                                   ------------
                                                                                     11,943,025
                                                                                   ------------
             MANUFACTURING - 2.3%
    54,700   Catepillar, Inc.....................................................     4,116,175
                                                                                   ------------
             METALS & MINING - 3.2%
   196,100   Freeport McMoRan Copper & Gold (Class B)............................     5,858,487
                                                                                   ------------
             MISCELLANEOUS FINANCIAL SERVICES - 12.1%
    57,200   American Express Co. ...............................................     3,231,800
   161,000   Countrywide Credit Industries, Inc. ................................     4,608,625
    77,500   Federal Home Loan Mortgage Corp. ...................................     8,534,687
   145,900   Federal National Mortgage Assoc. ...................................     5,434,775
                                                                                   ------------
                                                                                     21,809,887
                                                                                   ------------
             PAPER PRODUCTS - 1.9%
    80,000   Champion International Corp. .......................................     3,460,000
                                                                                   ------------
             PRINTING/PUBLISHING - .8%
    45,600   Donnelly (R.R.) & Sons Co. .........................................     1,430,700
                                                                                   ------------

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      SCHEDULE OF INVESTMENTS (CONTINUED)

                               DECEMBER 31, 1996

  SHARES                                                                              VALUE
-----------                                                                        ------------
             COMMON STOCKS (CONTINUED)
             RAILROADS - 2.9%
    86,300   Union Pacific Corp. ................................................  $  5,188,788
                                                                                   ------------
             REAL ESTATE - .6%
       811   Security Capital Group, Inc. (A)....................................     1,009,517
                                                                                   ------------
             TECHNOLOGY - 5.9%
    29,300   Intel Corp. ........................................................     3,836,469
   190,600   National Semiconductor Corp.*.......................................     4,645,875
    75,000   Unitrode Corp.*.....................................................     2,203,125
                                                                                   ------------
                                                                                     10,685,469
                                                                                   ------------
             TELECOMMUNICATIONS - 3.9%
    30,000   Sprint Corp. .......................................................     1,196,250
   456,000   Tele-Communications, Inc. (Class A) *...............................     5,956,500
                                                                                   ------------
                                                                                      7,152,750
                                                                                   ------------
             Total Common Stocks (cost - $115,007,880)...........................  $154,385,835
                                                                                   ------------

             Total Investments (cost - $141,697,788)....................  100.3%   $181,309,368
             Other Liabilities in Excess of Other Assets................   (0.3)       (581,274)
                                                                          -----     -----------
                Total Net Assets........................................  100.0%   $180,728,094
                                                                          =====     ===========

________________

* Non-income producing security.

(A) Restricted Securities (the Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of these securities):

                                                      DATE OF      PAR              AVERAGE   FAIR VALUE AS OF
                     DESCRIPTION                    ACQUISITION   AMOUNT    SHARES   COST     DECEMBER 31, 1996
    --------------------------------------------------------------------------------------------------------------
    Security Capital Group, Inc. 12.00%, 6/30/14      9/16/94     $614,371      --     $  91        $   120
    Security Capital Group, Inc. Common Stock         9/16/94           --     811       949          1,245

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $141,697,788)....................................  $181,309,368
Cash...........................................................................         6,937
Receivable from investments sold...............................................     1,047,817
Receivable from fund shares sold...............................................       329,292
Dividends receivable...........................................................       123,034
Interest receivable............................................................       110,591
Other assets...................................................................         7,932
                                                                                 ------------
  Total Assets.................................................................   182,934,971
                                                                                 ------------

LIABILITIES
Payable for investments purchased..............................................     1,897,083
Investment advisory fee payable................................................       137,907
Payable for fund shares redeemed...............................................       132,215
Other payables and accrued expenses............................................        39,672
                                                                                 ------------
  Total Liabilities............................................................     2,206,877
                                                                                 ------------
  Total Net Assets.............................................................  $180,728,094
                                                                                 ============

NET ASSETS
Par value ($.01 per share).....................................................  $     49,914
Paid-in-capital in excess of par...............................................   132,265,145
Accumulated undistributed net investment income................................     2,161,818
Accumulated undistributed net realized gain on investments.....................     6,639,637
Net unrealized appreciation on investments.....................................    39,611,580
                                                                                 ------------
  Total Net Assets.............................................................  $180,728,094
                                                                                 ============

Fund shares outstanding........................................................     4,991,370
                                                                                 ------------
Net asset value per share......................................................  $      36.21
                                                                                 ============

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends.....................................................................  $ 1,924,873
  Interest......................................................................    1,333,194
                                                                                  -----------
     Total investment income....................................................    3,258,067
                                                                                  -----------

OPERATING EXPENSES
  Investment advisory fees (note 2A)............................................      972,381
  Custodian fees (note 1G)......................................................       31,020
  Trustees' fees and expenses...................................................       25,790
  Reports and notices to shareholders...........................................       21,135
  Auditing, consulting and tax return preparation fees..........................       13,434
  Transfer and dividend disbursing agent fees...................................       11,151
  Legal fees....................................................................        9,476
  Miscellaneous.................................................................       23,141
                                                                                  -----------
     Total operating expenses...................................................    1,107,528

     Less: Investment advisory fees waived (note 2A)............................       (8,220)

     Less: Expense offset arrangement (note 1G).................................       (3,060)
                                                                                  -----------
          Net operating expenses................................................    1,096,248
                                                                                  -----------
          Net investment income.................................................    2,161,819
                                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized gain on investments..............................................    6,639,637

  Net change in unrealized appreciation (depreciation) on investments...........   18,285,659
                                                                                  -----------
     Net realized gain and change in unrealized appreciation (depreciation) on
      investments...............................................................   24,925,296
                                                                                  -----------
Net increase in net assets resulting from operations............................  $27,087,115
                                                                                  ===========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 1996     DECEMBER 31, 1995
                                                              -----------------     -----------------
OPERATIONS
Net investment income......................................    $   2,161,819          $ 1,378,069
Net realized gain on investments...........................        6,639,637            1,023,914
Net change in unrealized appreciation (depreciation) on
  investments..............................................       18,285,659           23,901,028
                                                                ------------          -----------
     Net increase in net assets resulting from
       operations..........................................       27,087,115           26,303,011
                                                                ------------          -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income......................................       (1,378,070)            (360,801)
Net realized gains.........................................         (878,874)                  --
                                                                ------------          -----------
     Total dividends and distributions to shareholders.....       (2,256,944)            (360,801)
                                                                ------------          -----------

FUND SHARE TRANSACTIONS
Net proceeds from sales....................................       79,297,599           27,913,098
Reinvestment of dividends and distributions................        2,256,944              360,801
Cost of shares redeemed....................................      (24,844,767)          (9,971,333)
                                                                ------------          -----------
     Net increase in net assets from fund share
       transactions........................................       56,709,776           18,302,566
                                                                ------------          -----------

          Total increase in net assets.....................       81,539,947           44,244,776

NET ASSETS
Beginning of year..........................................       99,188,147           54,943,371
                                                                ------------          -----------

End of year (including undistributed net investment income
  of $2,161,818 and $1,378,069, respectively)..............    $ 180,728,094          $99,188,147
                                                                ============          ===========

SHARES ISSUED AND REDEEMED
Issued.....................................................        2,403,077            1,016,970
Issued in reinvestment of dividends and distributions......           73,016               15,866
Redeemed...................................................         (775,472)            (379,452)
                                                                ------------          -----------
     Net increase..........................................        1,700,621              653,384
                                                                ============          ===========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio (the "Portfolio"), the Bond Portfolio, the U. S. Government Income Portfolio and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment securities, other than debt securities, listed on a national exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1)  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)

based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  (A) The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million,
 .75% on the next $400 million and .70% thereafter.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee necessary to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

  (B) Total brokerage commissions paid by the Portfolio for the year ended December 31, 1996 amounted to $107,123, of which Oppenheimer & Co., Inc., an affiliate of the Adviser, received $61,183.

(3)  PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $84,349,690 and $30,263,820, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $40,341,986, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $730,406 and net unrealized appreciation for Federal income tax purposes is $39,611,580. Federal income tax cost basis of portfolio securities is $141,697,788 at December 31, 1996.

                            OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(5)  SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                             OCC ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                          YEAR ENDED           YEAR ENDED        SEPTEMBER 16, 1994(1)
                                                       DECEMBER 31, 1996    DECEMBER 31, 1995    TO DECEMBER 31, 1994
                                                       -----------------    -----------------    ---------------------
Net asset value, beginning of period...........          $       30.14         $     20.83            $     21.80
                                                           -----------          ----------              ---------
Income from investment operations:
Net investment income..........................                   0.43                0.42                   0.14
Net realized and unrealized gain (loss) on
  investments..................................                   6.31                9.02                  (1.11)
                                                           -----------          ----------              ---------
  Total from investment operations.............                   6.74                9.44                  (0.97)
                                                           -----------          ----------              ---------
Dividends and distributions to shareholders:
Dividends to shareholders from net
  investment income............................                  (0.41)              (0.13)                    --
Distributions to shareholders from net
  realized capital gains.......................                  (0.26)                 --                     --
                                                           -----------          ----------              ---------
  Total dividends and distributions to
     shareholders..............................                  (0.67)              (0.13)                  0.00
                                                           -----------          ----------              ---------
Net asset value, end of period.................          $       36.21         $     30.14            $     20.83
                                                           ===========          ==========              =========
Total return(2)................................                  22.8%               45.6%                  (4.4%)
                                                           ===========          ==========              =========
Net assets, end of period......................          $ 180,728,094         $99,188,147            $54,943,371
                                                           -----------          ----------              ---------
Ratio of net operating expenses to average
  net assets(6)................................                  0.84%(4,5)          0.66%                  0.66%(3)
                                                           -----------          ----------              ---------
Ratio of net investment income to average
  net assets(6)................................                  1.66%(4)            1.85%                  2.34%(3)
                                                           -----------          ----------              ---------
Portfolio turnover rate........................                    27%                 22%                     8%
                                                           -----------          ----------              ---------
Average commission rate........................          $      0.0592                  --                     --
                                                           -----------          ----------              ---------

_________________

(1) Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3) Annualized.

(4) Average net assets for the year ended December 31, 1996 were $130,347,107.

(5) Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 0.85% and 1.65%, respectively, for the year ended December 31, 1996, 0.74% and 1.77%, respectively, for the year ended December 31, 1995 and 0.96% and 2.04%, annualized, respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- Managed Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Managed Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                        U.S. GOVERNMENT INCOME PORTFOLIO

     The U.S. Government Income Portfolio is intended for investors seeking high cash returns from investments in government securities. In 1996, a challenging year for bond investors, the Portfolio performed well versus its peers. The Portfolio had a total return (dividends paid and change in net asset value assuming the reinvestment of dividends) of 3.0%, compared with a total return of 4.1% for the Lehman Brothers Intermediate Government Bond Index (Lehman Index) and an average total return of 2.6% for the U.S. Government funds in Lipper's Variable Insurance Products Performance Analysis Service Report. The Portfolio's performance was 11th among the 34 funds in this Lipper universe.

     The Portfolio provided an average annual total return of 8.0% from its inception on January 3, 1995 through December 31, 1996, versus an average annual total return of 9.1% for the Lehman Index. Returns take into account expenses incurred by the Portfolio, but not separate account charges imposed by the insurance company.

     The Portfolio invests in debt obligations issued or guaranteed by the U.S. Government and its agencies or intermediaries. These issues are considered to carry the least credit risk. The Portfolio invests primarily in intermediate-term securities and places a priority on maintaining a relatively stable net asset value (NAV) per share.

     At the end of December 1996, the Portfolio's assets were allocated 62% to U.S. Government agency securities, 36% to U.S. Treasury securities and 2% to cash and cash equivalents. We increased the Portfolio's holdings of agency securities in the second half because of their attractive yields relative to Treasuries.

     Early in the year, when the bond market was weak, we kept the Portfolio's average maturity relatively short to preserve capital. Prices of shorter maturities tend to fall less than those of longer maturities in a declining market. By year end, we had lengthened maturities somewhat to capitalize on higher yields for intermediate term securities. The average maturity of the Portfolio's investments was approximately 3.8 years as of December 31, 1996.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
OCC ACCUMULATION TRUST U.S. GOVERNMENT INCOME PORTFOLIO FROM INCEPTION (1/3/95)
   THROUGH 12/31/96 AND TOTAL RETURN ON LEHMAN INTERMEDIATE GOV'T BOND INDEX*

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance.
Assumes reinvestment of all dividends and distributions.
* with dividends.

The performance graph does not reflect charges imposed by the Variable Accounts.

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                            SCHEDULE OF INVESTMENTS

                               DECEMBER 31, 1996

 PRINCIPAL
  AMOUNT                                                                                 VALUE
-----------                                                                            ----------
             U.S. TREASURY NOTES - 36.3%
$  100,000     5.75%, 10/31/00....................................................     $   98,672
   475,000     6.50%, 8/15/97.....................................................        477,822
   390,000     6.50%, 10/15/06....................................................        392,133
   125,000     7.25%, 5/15/04.....................................................        131,523
   140,000     7.375%, 11/15/97...................................................        142,012
                                                                                       ----------
               Total U.S. Treasury Notes (cost - $1,242,934)......................     $1,242,162
                                                                                       ----------
             U.S. GOVERNMENT AGENCY NOTES - 62.0%
$   75,000   Federal Farm Credit Bank, 8.65%, 10/1/99.............................     $   79,629
             Federal Home Loan Bank,
    60,000     6.94%, 3/14/97.....................................................         60,169
   100,000     8.09%, 12/28/04....................................................        108,781
   155,000     8.60%, 8/25/99.....................................................        164,325
             Federal Home Loan Mortgage Corp.,
   175,000     6.22%, 3/24/03.....................................................        172,758
   125,000     7.75%, 11/7/01.....................................................        131,973
   150,000     8.115%, 1/31/05....................................................        163,266
             Federal National Mortgage Assoc.,
    60,000     5.375%, 6/10/98....................................................         59,597
    20,000     5.46%, 1/3/97......................................................         19,994
    20,000     5.46%, 1/7/97......................................................         19,982
   125,000     8.50%, 2/1/05......................................................        131,426
   230,000     8.80%, 7/25/97.....................................................        234,133
    55,000     9.20%, 6/10/97.....................................................         55,798
   150,000     9.20%, 9/11/00.....................................................        164,274
   150,000   Private Export Funding Corp., 9.10%, 10/30/98........................        157,868
             Student Loan Marketing Assoc.
    75,000     7.00%, 3/3/98......................................................         76,008
   100,000     7.20%, 11/9/00.....................................................        103,047
             Tennessee Valley Authority,
   150,000     6.00%, 11/1/00.....................................................        148,430
    65,000     8.375%, 10/1/99....................................................         68,554
                                                                                       ----------
               Total U.S. Government Agency Notes (cost - $2,103,674).............     $2,120,012
                                                                                       ----------

               Total Investments (cost - $3,346,608).......................   98.3%    $3,362,174
               Other Assets in Excess of Other Liabilities.................    1.7         59,824
                                                                             -----     ----------
               Total Net Assets............................................  100.0%    $3,421,998
                                                                             =====     ==========

                See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                        U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

ASSETS
Investments, at value (cost - $3,346,608).......................................   $3,362,174
Cash............................................................................       11,662
Interest receivable.............................................................       63,513
Receivable from fund shares sold................................................        6,026
Other assets....................................................................          203
                                                                                   ----------
  Total Assets..................................................................    3,443,578
                                                                                   ----------

LIABILITIES
Investment advisory fee payable.................................................        4,337
Payable for fund shares redeemed................................................        1,988
Other payables and accrued expenses.............................................       15,255
                                                                                   ----------
  Total Liabilities.............................................................       21,580
                                                                                   ----------
  Total Net Assets..............................................................   $3,421,998
                                                                                   ==========

NET ASSETS
Par value ($.01 per share)......................................................   $    3,297
Paid-in-capital in excess of par................................................    3,411,026
Accumulated net realized loss on investments....................................       (7,891)
Net unrealized appreciation on investments......................................       15,566
                                                                                   ----------
  Total Net Assets..............................................................   $3,421,998
                                                                                   ==========
Fund shares outstanding.........................................................      329,735
                                                                                   ----------
Net asset value per share.......................................................   $    10.38
                                                                                   ==========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest........................................................................   $153,307
                                                                                     --------

OPERATING EXPENSES
  Custodian fees (note 1G)........................................................     17,308
  Investment advisory fees (note 2)...............................................     14,797
  Auditing, consulting and tax return preparation fees............................     10,309
  Transfer and dividend disbursing agent fees.....................................      9,044
  Legal fees......................................................................      1,753
  Reports and notices to shareholders.............................................        737
  Miscellaneous...................................................................      3,802
                                                                                     --------
     Total operating expenses.....................................................     57,750
     Less: Investment advisory fees waived and expenses assumed (note 2)..........    (34,102)
     Less: Expense offset arrangement (note 1G)...................................       (394)
                                                                                     --------
          Net operating expenses..................................................     23,254
                                                                                     --------
          Net investment income...................................................    130,053
                                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS - NET

  Net realized loss on investments................................................     (7,891)

  Net change in unrealized appreciation (depreciation) on investments.............    (26,424)
                                                                                     --------

     Net realized loss and change in unrealized appreciation (depreciation) on
      investments.................................................................    (34,315)
                                                                                     --------

Net increase in net assets resulting from operations..............................   $ 95,738
                                                                                     ========

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                      STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED         JANUARY 3, 1995(1)
                                                             DECEMBER 31, 1996    TO DECEMBER 31, 1995
                                                             -----------------    --------------------
OPERATIONS
Net investment income.....................................      $   130,053            $   46,710
Net realized gain (loss) on investments...................           (7,891)                7,795
Net change in unrealized appreciation (depreciation) on
  investments.............................................          (26,424)               41,990
                                                                -----------            ----------
     Net increase in net assets resulting from
       operations.........................................           95,738                96,495
                                                                -----------            ----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income.....................................         (130,053)              (46,710)
Net realized gains........................................               --                (7,795)
                                                                -----------            ----------
     Total dividends and distributions to shareholders....         (130,053)              (54,505)
                                                                -----------            ----------

FUND SHARE TRANSACTIONS
Net proceeds from sales...................................        2,180,216             1,442,074
Reinvestment of dividends and distributions...............          130,663                53,894
Cost of shares redeemed...................................         (297,024)              (95,500)
                                                                -----------            ----------
     Net increase in net assets from fund share
       transactions.......................................        2,013,855             1,400,468
                                                                -----------            ----------

          Total increase in net assets....................        1,979,540             1,442,458

NET ASSETS
Beginning of period.......................................        1,442,458                     0
                                                                -----------            ----------
End of period (including undistributed net investment
  income of $0 and $0, respectively)......................      $ 3,421,998            $1,442,458
                                                                ===========            ==========

SHARES ISSUED AND REDEEMED
Issued....................................................          209,939               139,749
Issued in reinvestment of dividends and distributions.....           12,589                 5,140
Redeemed..................................................          (28,592)               (9,090)
                                                                -----------            ----------
     Net increase.........................................          193,936               135,799
                                                                ===========            ==========

_______________

(1) Commencement of operations.

                See accompanying notes to financial statements.

                            OCC ACCUMULATION TRUST
                        U.S GOVERNMENT INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     OCC Accumulation Trust (the "Trust") (formerly Quest for Value Accumulation Trust) was organized on May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as amended, as a diversified, open-ended management investment company. The Trust is authorized to issue an unlimited number of seven classes of shares of beneficial interest at $.01 par value. The Trust is comprised of seven portfolios: the Equity Portfolio, the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the Bond Portfolio, the U.S. Government Income Portfolio (the "Portfolio") and the Money Market Portfolio. OpCap Advisors (the "Adviser"), a majority-owned (99%) subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The U.S. Government Income Portfolio one of the Trust's seven portfolios, commenced operations on January 3, 1995. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

     Investment debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

     Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

     The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains, respectively. To the extent distributions exceed current and

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  (D) DIVIDENDS AND DISTRIBUTIONS (CONTINUED)

accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital or tax return of capital. At December 31, 1996, the Portfolio did not have any permanent book-tax differences.

  (E) ALLOCATION OF EXPENSES

     Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) CUSTODY OFFSETS

     The Portfolio benefits from an expense offset arrangement with its custodian bank where uninvested cash balances earn credits that reduce monthly fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

(2) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .60%.

     The Adviser has voluntarily agreed to waive that portion of the advisory fee and to assume any necessary expenses to limit total operating expenses of the Portfolio to 1.00% (net of expense offsets) of average daily net assets on an annual basis.

(3) PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1996, purchases and sales of investment securities, other than short-term securities, were $2,669,452 and $705,798, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) AND COST OF INVESTMENTS FOR FEDERAL INCOME TAX PURPOSES

     Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $22,879, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $9,001 and net unrealized appreciation for Federal income tax purposes is $13,878. Federal income tax cost basis of portfolio securities is $3,348,296 at December 31, 1996.

(5) CAPITAL LOSS CARRY-FORWARD

     For the year ended December 31, 1996, the Portfolio incurred net realized capital losses of $6,203 which are available as a reduction against future net capital gains realized before the end of fiscal year 2004 to the extent provided by regulations. To the extent that this capital loss carry-forward is used to offset future net capital gains, it is possible that gains so offset will not be distributed to shareholders.

(6) SUBSEQUENT EVENT

     Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1996

(6) SUBSEQUENT EVENT (CONTINUED)

Exchange and of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining two-thirds interest. On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, IRS and other approvals.

                            OCC ACCUMULATION TRUST
                       U.S. GOVERNMENT INCOME PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                         YEAR ENDED         JANUARY 3, 1995(1)
                                                                      DECEMBER 31, 1996    TO DECEMBER 31, 1995
                                                                      -----------------    --------------------
Net asset value, beginning of period..............................       $     10.62            $    10.00
                                                                          ----------            ----------

Income from investment operations:
Net investment income.............................................              0.55                  0.60
Net realized and unrealized gain (loss) on investments............             (0.24)                 0.68
                                                                          ----------            ----------
  Total from investment operations................................              0.31                  1.28
                                                                          ----------            ----------

Dividends and distributions to shareholders:
Dividends to shareholders from net investment income..............             (0.55)                (0.60)
Distributions to shareholders from net realized capital gains.....                --                 (0.06)
                                                                          ----------            ----------
  Total dividends and distributions to shareholders...............             (0.55)                (0.66)
                                                                          ----------            ----------

Net asset value, end of period....................................       $     10.38            $    10.62
                                                                          ==========            ==========

Total return(2)...................................................              3.0%                 13.1%
                                                                          ==========            ==========

Net assets, end of period.........................................       $ 3,421,998            $1,442,458
                                                                          ----------            ----------

Ratio of net operating expenses to average net assets(6)..........             0.96%(4,5)            0.75%(3)
                                                                          ----------            ----------
Ratio of net investment income to average net assets(6)...........             5.27%(4)              5.75%(3)
                                                                          ----------            ----------
Portfolio turnover rate...........................................               31%                   65%
                                                                          ----------            ----------

(1)  Commencement of operations.

(2) Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

(3)  Annualized.

(4)  Average net assets for the year ended December 31, 1996 were $2,466,244.

(5)  Gross of expense offsets. (See note 1G in Notes to Financial Statements)

(6) During the periods presented above, the Adviser waived all of its fees and assumed a portion of the Portfolio's operating expenses. Additionally, for the year ended December 31, 1996, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect, the ratios of net operating expenses to average daily net assets and the ratios of net investment income to average daily net assets would have been 2.34% and 3.87%, respectively, for the year ended December 31, 1996, and 4.73% and 1.77%, annualized, respectively for the period January 3, 1995 (commencement of operations) to December 31, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
OCC Accumulation Trust -- U.S. Government Income Portfolio

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Income Portfolio (one of the seven portfolios constituting OCC Accumulation Trust, hereafter referred to as the "Portfolio") at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period January 3, 1995 (commencement of operations) through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
February 17, 1997

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

        TRUSTEES AND PRINCIPAL OFFICERS

        Joseph M. La Motta                        Trustee, President
        Paul Y. Clinton                           Trustee
        Thomas W. Courtney                        Trustee
        Lacy B. Herrmann                          Trustee
        George Loft                               Trustee
        Bernard H. Garil                          Vice President
        Robert J. Bluestone                       Vice President
        Pierre Daviron                            Vice President
        John C. Giusio, Jr.                       Vice President
        Richard J. Glasebrook, II                 Vice President
        Louis Goldstein                           Vice President
        Benjamin D. Gutstein                      Vice President
        Vikki Hanges                              Vice President
        Timothy McCormick                         Vice President
        Eileen P. Rominger                        Vice President
        Sheldon M. Siegel                         Treasurer
        Deborah Kaback                            Secretary
        Richard L. Peteka                         Assistant Treasurer

        INVESTMENT ADVISER

        OpCap Advisors
        One World Financial Center
        New York, NY 10281

        CUSTODIAN AND TRANSFER AGENT

        State Street Bank and Trust Company
        P.O. Box 1713
        Boston, MA 02105

        INDEPENDENT ACCOUNTANTS

        Price Waterhouse LLP
        1177 Avenue of the Americas
        New York, NY 10036

        This report is authorized for
        distribution only
        to shareholders and to others who have
        received a copy of this Trust's
        prospectus.

Annuity Administrative Offices                               [LOGO OF PROVIDIAN]
Post Office Box 32700
400 West Market Street
Louisville, Kentucky 40232
800-866-6007


February 1997



Dear Valued Customer:

Enclosed are annual reports for the portfolios available in your Providian Life and Health variable annuity contract.

Please take some time to review these reports, and if you have any questions, call one of our customer service representatives at 800-866-6007, 8 a.m. to 6 p.m. Eastern time, Monday through Friday.

Providian Life and Health is proud to have you as our customer.

Sincerely,

/s/ Jeffrey P. Lammers
Jeffrey P. Lammers
Senior Vice President
National Sales Director




Providian Life and Health Insurance Company provides the variable annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.



(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: GROWTH PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                11   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               13   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.

DISTRIBUTIONS                       16



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996               YEAR     YEARS    YEARS

Growth                          14.71%   15.16%   15.15%

S&P 500(registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's past 10 years total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970108 094950 S00000000000001
             VIP:  Growth                SP Standard & Poor 500
             00151                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11066.80                    11347.00
  1987/02/28      11615.15                    11795.21
  1987/03/31      11804.55                    12136.09
  1987/04/30      11804.55                    12028.08
  1987/05/31      11884.45                    12132.72
  1987/06/30      12233.99                    12745.42
  1987/07/31      12723.35                    13391.62
  1987/08/31      13102.85                    13891.12
  1987/09/30      12953.05                    13586.91
  1987/10/31      10106.77                    10660.29
  1987/11/30       9397.70                     9781.88
  1987/12/31      10366.43                    10526.28
  1988/01/31      10591.35                    10969.44
  1988/02/29      11450.11                    11480.61
  1988/03/31      11347.87                    11125.86
  1988/04/30      11491.00                    11249.36
  1988/05/31      11388.77                    11347.23
  1988/06/30      11961.27                    11868.07
  1988/07/31      11899.93                    11822.97
  1988/08/31      11613.68                    11420.99
  1988/09/30      11940.82                    11907.52
  1988/10/31      11971.49                    12238.55
  1988/11/30      11859.04                    12063.54
  1988/12/31      11981.72                    12274.65
  1989/01/31      12840.48                    13173.16
  1989/02/28      12574.67                    12845.14
  1989/03/31      12954.82                    13144.44
  1989/04/30      13639.93                    13826.63
  1989/05/31      14127.81                    14386.61
  1989/06/30      13940.96                    14304.61
  1989/07/31      15186.62                    15596.31
  1989/08/31      15446.13                    15902.00
  1989/09/30      15581.07                    15836.80
  1989/10/31      15145.09                    15469.39
  1989/11/30      15394.23                    15784.96
  1989/12/31      15757.54                    16163.80
  1990/01/31      14844.06                    15079.21
  1990/02/28      14985.85                    15273.73
  1990/03/31      15169.00                    15678.49
  1990/04/30      14727.29                    15286.53
  1990/05/31      16030.87                    16776.96
  1990/06/30      16364.85                    16662.88
  1990/07/31      16106.29                    16609.56
  1990/08/31      14447.18                    15108.05
  1990/09/30      12960.44                    14372.29
  1990/10/31      12497.19                    14310.49
  1990/11/30      13509.89                    15234.95
  1990/12/31      13908.51                    15660.00
  1991/01/31      14835.02                    16342.78
  1991/02/28      15941.78                    17511.29
  1991/03/31      16422.88                    17935.06
  1991/04/30      16269.80                    17978.11
  1991/05/31      17231.99                    18754.76
  1991/06/30      15952.72                    17895.79
  1991/07/31      17472.54                    18729.74
  1991/08/31      18248.86                    19173.63
  1991/09/30      18391.00                    18853.43
  1991/10/31      18959.57                    19106.07
  1991/11/30      17877.10                    18336.09
  1991/12/31      20238.85                    20433.74
  1992/01/31      21474.39                    20053.67
  1992/02/29      21923.63                    20314.37
  1992/03/31      20579.99                    19918.24
  1992/04/30      19773.81                    20503.84
  1992/05/31      19605.86                    20604.31
  1992/06/30      18844.46                    20297.30
  1992/07/31      19572.27                    21127.46
  1992/08/31      19034.81                    20694.35
  1992/09/30      19370.72                    20938.54
  1992/10/31      20120.92                    21011.83
  1992/11/30      21464.55                    21728.33
  1992/12/31      22125.17                    21995.59
  1993/01/31      22561.85                    22180.35
  1993/02/28      22096.74                    22482.00
  1993/03/31      22977.86                    22956.37
  1993/04/30      22737.56                    22400.83
  1993/05/31      24431.14                    23001.17
  1993/06/30      24682.89                    23067.88
  1993/07/31      24614.23                    22975.60
  1993/08/31      25850.09                    23846.38
  1993/09/30      26330.71                    23662.76
  1993/10/31      26582.46                    24152.58
  1993/11/30      25506.80                    23923.13
  1993/12/31      26410.81                    24212.60
  1994/01/31      27074.51                    25035.83
  1994/02/28      26795.26                    24357.36
  1994/03/31      25577.85                    23295.38
  1994/04/30      25736.12                    23593.56
  1994/05/31      25139.58                    23980.49
  1994/06/30      23861.30                    23392.97
  1994/07/31      24689.14                    24160.26
  1994/08/31      26089.17                    25150.83
  1994/09/30      25772.64                    24534.64
  1994/10/31      26819.61                    25086.67
  1994/11/30      25748.29                    24173.01
  1994/12/31      26405.69                    24531.50
  1995/01/31      25906.55                    25167.60
  1995/02/28      26979.42                    26148.38
  1995/03/31      27958.71                    26920.02
  1995/04/30      28901.27                    27712.81
  1995/05/31      30027.46                    28820.49
  1995/06/30      32683.78                    29489.99
  1995/07/31      35915.43                    30467.88
  1995/08/31      36356.11                    30544.36
  1995/09/30      37298.68                    31833.33
  1995/10/31      36919.20                    31719.68
  1995/11/30      36894.72                    33112.18
  1995/12/31      35744.06                    33749.92
  1996/01/31      36307.15                    34898.76
  1996/02/29      37524.44                    35222.28
  1996/03/31      37669.27                    35561.47
  1996/04/30      39143.91                    36085.64
  1996/05/31      40368.39                    37016.29
  1996/06/30      39578.41                    37157.32
  1996/07/31      36550.12                    35515.71
  1996/08/31      37642.94                    36264.74
  1996/09/30      40170.90                    38305.72
  1996/10/31      40078.73                    39362.19
  1996/11/30      42303.87                    42337.58
  1996/12/31      41000.39                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970108 094953 R00000000000123

Let's say hypothetically that $10,000 was invested in Growth Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $41,000 - a 310.00% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                       % OF FUND'S
                       INVESTMENTS

Intel Corp.            2.5

General Electric Co.   2.4

Cisco Systems, Inc.    2.4

HFS, Inc.              1.9

Oracle Systems Corp.   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Technology           25.6

Health               11.0

Retail & Wholesale   9.0

Finance              8.2

Media & Leisure      6.3

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 9.199999999999999
Row: 1, Col: 2, Value: 45.0
Row: 1, Col: 3, Value: 45.8
Stocks  90.8%
Short-term investments 9.2%
FOREIGN INVESTMENTS 3.6%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




NOTE TO SHAREHOLDERS: Jennifer Uhrig became Portfolio Manager of Growth Portfolio on January 7, 1997, after the period ended.
Q. WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE, JENNIFER?
A. During the 12 months that ended December 31, 1996, the fund significantly underperformed the Standard & Poor's 500 Index, which returned 22.96% during the past one year.
Q. WHAT WERE THE CAUSES OF THE FUND'S RELATIVELY POOR PERFORMANCE?
A. There were three reasons for the fund's underperformance, and most of them affected the fourth quarter. First, the fund was significantly underweighted compared to the S&P 500 in financial services and energy stocks. Financial services was one of the best-performing groups in the stock market in 1996. In fact, it was one of only a few sectors that outperformed the general market. However, financial services is not what one would typically consider to be a growth area, and the fund traditionally has not had a strong weighting in this sector. Second, the fund's cash position was high - over 9% both six months ago and when the period ended - while the market was very strong throughout. Third and perhaps most important, the fund had twice the market's weighting in retail. This sector as a whole performed poorly, and some of the fund's retail holdings blew up, including Sunglass Hut. So those are three key reasons why the fund lagged its index.
Q. WHAT TYPE OF IMPACT DID THE FUND'S TECHNOLOGY INVESTMENTS HAVE ON
PERFORMANCE?
A. As it turned out, the technology investments did not help, relatively speaking. With about 26% of its holdings in technology at year-end, the fund had about twice the weighting of its index in this market sector. While technology generally performed well, the sector's strength came from just a few very large capitalization stocks - including Microsoft and IBM. The fund did own these stocks, but was not overweighted in them. In retrospect, larger investments in these stocks would have helped the fund.
Q. WHAT WAS THE STORY WITH THE FUND'S HEALTH CARE POSITION?
A. Health care was a strong sector, with the drug stocks doing quite well, particularly in the second half of the year. Unit growth has been better than expected, and pricing has stabilized. So the earnings momentum across this sector has been strong. Drug therapy is a lot cheaper than other types of therapy, such as hospitalization. Therefore, it is being preferred over hospital stays - hence the unit growth in prescription medicine. Drug stocks were also helped by the stock market's concern about the economy. Drug stocks such as Merck, Pfizer and Bristol-Myers Squibb are what I consider strong non-cyclical or economically defensive investments, meaning that they are not as influenced by the strength of the economy. If your health is at risk, you'll spend money on medicine, whether the economy is strong, weak or in-between.
Q. HOW ABOUT RETAIL?
A. Retailers are early cyclicals - what I call the "front end of the economy." They typically lead economic cycles up and lead economic cycles down. In this respect, they're the other side of the coin from health care. People who are worried about the economy typically are not spending as much money on retail goods. I believe investors' concern about the health of the economy was justified by the relatively lackluster Christmas season for retail. The fund's overweighting in this sector hurt, and investments in PETsMART, Staples and Lowe's - as well as Sunglass Hut that I mentioned earlier - dragged performance down.
Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF THE YEAR, JENNIFER?
A. A lot depends on how well the economy does, and chances are it will be slower in 1997 than it was in 1996. I believe consumers are somewhat over-extended on their borrowing, and that's an environment that typically doesn't bode well for economic growth. Another argument for a slowdown in the economy is that we're five years into a recovery, which is a long time without a breather. I don't know if there will be a recession, but I can't really see the economy taking off a whole lot from the level it's at today. The good news is that growth stocks - because they tend to be less influenced by general economic cycles - can still do well if things slow down.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.4%
AEROSPACE & DEFENSE - 1.2%
Boeing Co.   467,200 $ 49,698,363
Gulfstream Aerospace Corp. (a)  185,300  4,493,525
Lockheed Martin Corp.   165,000  15,097,500
Wyman-Gordon Co. (a)  132,000  2,937,000
  72,226,388
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   259,100  12,469,188
TOTAL AEROSPACE & DEFENSE   84,695,576
BASIC INDUSTRIES - 1.8%
CHEMICALS & PLASTICS - 1.0%
Air Products & Chemicals, Inc.   71,100  4,914,788
Airgas, Inc. (a)  177,600  3,907,200
du Pont (E.I.) de Nemours & Co.   250,000  23,593,750
Monsanto Co.   600,000  23,325,000
Praxair, Inc.   150,000  6,918,750
  62,659,488
IRON & STEEL - 0.1%
Nucor Corp.   133,500  6,808,500
METALS & MINING - 0.3%
Aluminum Co. of America  155,500  9,913,125
Freeport McMoRan Copper & Gold, Inc.
 Class A  125,000  3,515,625
Inco Ltd.   151,800  4,844,622
Titanium Metals Corp. (a)  30,100  989,538
  19,262,910
PACKAGING & CONTAINERS - 0.3%
Crown Cork & Seal Co., Inc.   175,100  9,521,063
Tupperware Corp.   100,000  5,362,500
  14,883,563
PAPER & FOREST PRODUCTS - 0.1%
Kimberly-Clark Corp.   85,400  8,134,350
TOTAL BASIC INDUSTRIES   111,748,811
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   300,000  20,100,000
Tyco International Ltd.   369,500  19,537,313
United Technologies Corp.   273,400  18,044,400
  57,681,713
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.3%
Oakwood Homes Corp.   875,000  20,015,625
ENGINEERING - 0.2%
MasTec, Inc. (a)  250,000  13,250,000
REAL ESTATE INVESTMENT TRUSTS - 0.2%
First Industrial Realty Trust, Inc.   178,800  5,431,050
RFS Hotel Investors, Inc.   343,300  6,780,175
  12,211,225
TOTAL CONSTRUCTION & REAL ESTATE   45,476,850
DURABLES - 4.1%
AUTOS, TIRES, & ACCESSORIES - 2.3%
AutoZone, Inc. (a)  775,000  21,312,500
Chrysler Corp.   1,285,700  42,428,100
Danaher Corp.   140,000  6,527,500
Eaton Corp.   150,000  10,462,500
General Motors Corp.   834,846  46,542,665

 SHARES VALUE (NOTE 1)
Honda Motor Co. Ltd.   165,000 $ 4,710,220
PACCAR, Inc.   60,400  4,107,200
TRW, Inc.   100,000  4,950,000
  141,040,685
CONSUMER DURABLES - 0.4%
Minnesota Mining & Manufacturing Co.   302,900  25,102,838
CONSUMER ELECTRONICS - 0.3%
Harman International Industries, Inc.   150,100  8,349,313
Newell Co.   218,000  6,867,000
  15,216,313
HOME FURNISHINGS - 0.0%
Furniture Brands International, Inc. (a) 85,700 1,199,800 TEXTILES & APPAREL - 1.1%
Adidas AG  63,300  5,461,499
Adidas AG (b)  45,600  3,934,350
Gucci Group NV  100,000  6,387,500
Liz Claiborne, Inc.   107,400  4,148,325
Mohawk Industries, Inc. (a)  216,700  4,767,400
NIKE, Inc. Class B  625,800  37,391,550
Tommy Hilfiger (a)  100,000  4,800,000
  66,890,624
TOTAL DURABLES   249,450,260
ENERGY - 6.0%
ENERGY SERVICES - 1.6%
Baker Hughes, Inc.   204,600  7,058,700
Diamond Offshore Drilling, Inc. (a)  145,100  8,270,700
Dresser Industries, Inc.   197,100  6,110,100
Halliburton Co.   269,800  16,255,450
Schlumberger Ltd.   350,000  34,956,250
Tidewater, Inc.   113,800  5,149,450
Transocean Offshore, Inc.   101,300  6,343,913
Varco International, Inc. (a)  239,500  5,538,438
Western Atlas, Inc. (a)  100,000  7,087,500
  96,770,501
OIL & GAS - 4.4%
Abacan Resource Corp. (a)  274,600  2,385,588
Amerada Hess Corp.   315,800  18,276,925
Anadarko Petroleum Corp.   103,300  6,688,675
Apache Corp.   263,900  9,335,463
Atlantic Richfield Co.   250,700  33,217,750
Barrett Resources Corp. (a)  300,000  12,787,500
Belco Oil & Gas Corp. (a)  69,000  1,888,875
Benton Oil & Gas Co. (a)  240,000  5,430,000
British Petroleum PLC ADR  209,871  29,670,513
Burlington Resources, Inc.   104,600  5,269,225
Chesapeake Energy Corp. (a)  209,400  11,647,875
Kerr-McGee Corp.   98,000  7,056,000
Louisiana Land & Exploration Co.   177,000  9,491,625
Nationale Elf Aquitaine   67,800  6,169,931
Noble Affiliates, Inc.   200,000  9,575,000
Occidental Petroleum Corp.   315,200  7,367,800
Parker & Parsley Petroleum Co.   137,200  5,042,100
Pennzoil Co.   89,500  5,056,750
Royal Dutch Petroleum Co. ADR  333,300  56,910,975
Texaco, Inc.   60,500  5,936,563
Titan Exploration, Inc.   141,700  1,700,400
Union Pacific Resources Group, Inc.   247,441  7,237,649
Unocal Corp.   254,601  10,343,166
  268,486,348
TOTAL ENERGY   365,256,849
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 8.2%
BANKS - 2.3%
Bank of New York Co., Inc.   150,000 $ 5,062,500
BankAmerica Corp.   365,000  36,408,750
Chase Manhattan Corp.   60,400  5,390,700
Citicorp  467,300  48,131,900
First Bank System, Inc.   144,000  9,828,000
NationsBank Corp.   300,200  29,344,550
Norwest Corp.   130,200  5,663,700
  139,830,100
CREDIT & OTHER FINANCE - 1.1%
American Express Co.   625,000  35,312,500
Beneficial Corp.   136,100  8,625,338
Concord EFS, Inc. (a)  12,100  341,825
Green Tree Financial Corp.   230,000  8,883,750
Household International, Inc.   150,008  13,838,238
  67,001,651
FEDERAL SPONSORED CREDIT - 2.4%
Federal Home Loan Mortgage
 Corporation  400,000  44,050,000
Federal National Mortgage Association 2,650,000 98,712,500 Student Loan Marketing Association 15,000 1,396,875
  144,159,375
INSURANCE - 2.2%
Allstate Corp.   275,000  15,915,625
American General Corp.   75,400  3,081,975
American International Group, Inc.   300,000  32,475,000
CIGNA Corp.   80,000  10,930,000
Capital Re Corp.   94,400  4,401,400
General Re Corp.   75,200  11,862,800
ITT Hartford Group, Inc.   125,000  8,437,500
MBIA, Inc.   90,100  9,122,625
MGIC Investment Corp.   129,800  9,864,800
Marsh & McLennan Companies, Inc.   52,900  5,501,600
SunAmerica, Inc.   150,000  6,656,250
Travelers Group, Inc. (The)  220,000  9,982,500
UNUM Corp.   75,000  5,418,750
  133,650,825
SECURITIES INDUSTRY - 0.2%
Schwab (Charles) Corp.   311,300  9,961,600
United Asset Management Corp.   75,300  2,004,863
  11,966,463
TOTAL FINANCE   496,608,414
HEALTH - 11.0%
DRUGS & PHARMACEUTICALS - 5.9%
ALZA Corp. Class A (a)  176,500  4,566,938
American Home Products Corp.   550,000  32,243,750
Amgen, Inc. (a)  221,900  12,065,813
Biochem Pharmaceuticals, Inc. (a) 134,500 6,755,170 Biogen, Inc. (a) 579,400 22,451,750
Bristol-Myers Squibb Co.   422,800  45,979,500
Dura Pharmaceuticals, Inc. (a)  50,000  2,387,500
Elan Corp. PLC ADR (a)  200,000  6,650,000
Genentech, Inc. special (a)  385,000  20,645,625
Lilly (Eli) & Co.   275,000  20,075,000
Merck & Co., Inc.   895,500  70,968,375
Perseptive Biosystem, Inc. Class G
 (warrants) (a)  1,390  0
Pfizer, Inc.   645,300  53,479,238
Protein Design Labs, Inc. (a)  225,000  8,212,500
Schering-Plough Corp.   398,100  25,776,975

 SHARES VALUE (NOTE 1)
SmithKline Beecham PLC ADR  352,300 $ 23,956,400
Thermotrex Corp. (a)  2,800  76,650
  356,291,184
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Bergen Brunswig Corp. Class A  375,000  10,687,500
Boston Scientific Corp. (a)  215,700  12,942,000
Cardinal Health, Inc.   270,900  15,779,925
Johnson & Johnson  1,030,400  51,262,400
Medtronic, Inc.   552,500  37,570,000
Pall Corp.   200,000  5,100,000
St. Jude Medical, Inc. (a)  375,000  15,984,375
Sofamor/Danek Group, Inc. (a)  137,000  4,178,500
Sybron International, Inc. (a)  235,000  7,755,000
  161,259,700
MEDICAL FACILITIES MANAGEMENT - 2.5%
American Medical Response, Inc. (a) 185,000 6,012,500 Carematrix Corp. (a) 205,300 2,694,563
Columbia/HCA Healthcare Corp.   815,037  33,212,758
HEALTHSOUTH Rehabilitation Corp. (a) 1,320,300 50,996,588 Lincare Holdings, Inc. (a) 276,900 11,352,900
Oxford Health Plans, Inc. (a)  363,000  21,258,188
PacifiCare Health Systems, Inc. Class B (a) 168,300  14,347,575
United HealthCare Corp.   215,900  9,715,500
Vencor, Inc. (a)  76,925  2,432,753
  152,023,325
TOTAL HEALTH   669,574,209
HOLDING COMPANIES - 0.1%
Norfolk Southern Corp.   45,300  3,963,750
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
ELECTRICAL EQUIPMENT - 3.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  67,900  5,452,933
American Power Conversion Corp. (a)  150,400  4,098,400
Duracell International, Inc.   25,500  1,781,813
Emerson Electric Co.   214,800  20,781,900
General Electric Co.   1,505,200  148,826,650
United Communication Industry PCL
 (For. Reg.)  154,000  1,656,947
  182,598,643
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Case Corp.   175,000  9,537,500
Caterpillar, Inc.   176,100  13,251,525
Illinois Tool Works, Inc.   67,600  5,399,550
Ingersoll-Rand Co.   200,000  8,900,000
MSC Industrial Direct, Inc. (a)  72,000  2,664,000
Stanley Works (The)  205,600  5,551,200
  45,303,775
POLLUTION CONTROL - 0.2%
USA Waste Services, Inc. (a)  160,000  5,100,000
WMX Technologies, Inc.   75,400  2,459,925
Zurn Industries, Inc.   146,500  3,827,313
  11,387,238
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   239,289,656
MEDIA & LEISURE - 6.3%
BROADCASTING - 0.4%
Clear Channel Communications, Inc. (a) 82,800 2,991,150 Evergreen Media Corp. Class A (a) 275,000 6,875,000
Lin Television Corp. (a)  105,800  4,470,050
PanAmSat Corp. (a)  320,000  8,960,000
Time Warner, Inc.   252  9,450
  23,305,650
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.5%
Disney (Walt) Co.   157,600 $ 10,972,900
MGM Grand, Inc. (a)  184,900  6,448,388
Regal Cinemas, Inc. (a)  150,000  4,612,500
Viacom, Inc. Class B (non-vtg.) (a)  175,000  6,103,125
  28,136,913
LEISURE DURABLES & TOYS - 0.3%
Harley-Davidson, Inc.   240,000  11,280,000
Nintendo Co. Ltd. Ord.   64,000  4,575,765
  15,855,765
LODGING & GAMING - 3.6%
Anchor Gaming (a)  100,000  4,025,000
Circus Circus Enterprises, Inc. (a) 640,700 22,024,063 Doubletree Corp. (a) 100,000 4,500,000
Extended Stay America, Inc. (a)  234,400  4,717,300
HFS, Inc. (a)  1,900,900  113,578,775
Hilton Hotels Corp.   500,000  13,062,500
Host Marriott Corp. (a)  350,000  5,600,000
ITT Corp. (a)  100,000  4,337,500
Mirage Resorts, Inc. (a)  1,281,100  27,703,788
Prime Hospitality Corp. (a)  76,500  1,233,563
Studio Plus Hotels, Inc. (a)  375,000  5,906,250
Sun International Hotels Ltd. Ord. (a) 198,600 7,248,900 Wyndham Hotel Corp. (a) 189,700 4,671,363
  218,609,002
PUBLISHING - 0.4%
Gannett Co., Inc.   75,000  5,615,625
Knight-Ridder, Inc.   100,000  3,825,000
New York Times Co. (The) Class A  131,100  4,981,800
Scholastic Corp. (a)  74,000  4,976,500
Times Mirror Co. Class A  167,900  8,353,025
  27,751,950
RESTAURANTS - 1.1%
Apple South, Inc.   505,600  6,825,600
Applebee's International, Inc.   235,000  6,462,500
Landry's Seafood Restaurants, Inc. (a) 518,100 11,074,388 Lone Star Steakhouse Saloon (a) 543,400 14,535,950
Outback Steakhouse, Inc. (a)  137,700  3,683,475
Planet Hollywood International, Inc.
 Class A (a)  275,000  5,431,250
Rainforest Cafe, Inc. (a)  45,100  1,059,850
Starbucks Corp. (a)  678,200  19,413,475
  68,486,488
TOTAL MEDIA & LEISURE   382,145,768
NONDURABLES - 4.1%
BEVERAGES - 1.3%
Anheuser-Busch Companies, Inc.   451,700  18,068,000
Coca-Cola Co. (The)  623,700  32,822,213
PepsiCo, Inc.   1,004,600  29,384,550
  80,274,763
FOODS - 0.2%
General Mills, Inc.   105,500  6,686,063
Smithfield Foods, Inc. (a)  28,100  1,067,800
  7,753,863
HOUSEHOLD PRODUCTS - 1.5%
Avon Products, Inc.   97,700  5,581,113
Clorox Co.   75,600  7,588,350
Gillette Co.   495,600  38,532,900
Premark International, Inc.   100,000  2,225,000

 SHARES VALUE (NOTE 1)
Procter & Gamble Co.   340,300 $ 36,582,250
USA Detergents, Inc. (a)  48,900  2,035,463
  92,545,076
TOBACCO - 1.1%
Philip Morris Companies, Inc.   538,500  60,648,563
RJR Nabisco Holdings Corp.   150,900  5,130,600
  65,779,163
TOTAL NONDURABLES   246,352,865
PRECIOUS METALS - 0.6%
Barrick Gold Corp.   415,000  11,882,226
Bre-X Minerals Ltd. (a)  259,800  4,112,529
Getchell Gold Corp. (a)  191,853  7,362,359
Newmont Mining Corp.   295,000  13,201,250
  36,558,364
RETAIL & WHOLESALE - 9.0%
APPAREL STORES - 1.0%
Footstar, Inc. (a)  79,172  1,969,404
Gap, Inc.   515,000  15,514,375
Just for Feet, Inc. (a)  1,313,800  34,487,250
Loehmanns, Inc. (a)  145,600  3,348,800
Saks Holdings, Inc. (a)  194,200  5,243,400
  60,563,229
DRUG STORES - 0.3%
CVS Corp.   275,000  11,378,125
General Nutrition Companies, Inc. (a) 63,700 1,074,938 Revco (D.S.), Inc. (a) 120,600 4,462,200
  16,915,263
GENERAL MERCHANDISE STORES - 2.2%
Consolidated Stores Corp. (a)  385,250  12,376,156
Dayton Hudson Corp.   195,900  7,689,075
Dollar General Corp.   135,312  4,329,984
Family Dollar Stores, Inc.   500,100  10,189,538
Federated Department Stores, Inc. (a) 300,000 10,237,500 Meyer (Fred), Inc. (a) 107,200 3,805,600
Price/Costco, Inc. (a)  131,700  3,308,963
Sears, Roebuck & Co.   275,000  12,684,375
Stein Mart, Inc. (a)  107,800  2,182,950
Wal-Mart Stores, Inc.   2,828,500  64,701,938
Woolworth Corp. (a)  218,700  4,784,063
  136,290,142
GROCERY STORES - 0.1%
Safeway, Inc. (a)  200,500  8,571,375
RETAIL & WHOLESALE, MISCELLANEOUS - 5.4%
Barnes & Noble, Inc. (a)  128,000  3,456,000
Bed Bath & Beyond, Inc. (a)  401,100  9,726,675
Circuit City Stores, Inc.   140,300  4,226,538
Corporate Express, Inc. (a)  496,200  14,606,888
Home Depot, Inc. (The)  1,018,500  51,052,313
Lowe's Companies, Inc.   1,700,000  60,350,000
Officemax, Inc. (a)  1,335,400  14,188,625
Office Depot, Inc. (a)  1,130,200  20,061,050
Petco Animal Supplies, Inc. (a)  88,100  1,828,075
PETsMART, Inc. (a)  2,937,900  64,266,563
Sports Authority, Inc. (a)  200,550  4,361,963
Staples, Inc. (a)  1,361,700  24,595,706
Sunglass Hut International, Inc. (a) 1,793,200 13,000,700 Toys "R" Us, Inc. (a) 829,400 24,882,000
U.S. Office Products Co. (a)  130,000  4,436,250
Viking Office Products, Inc. (a)  451,500  12,049,406
  327,088,752
TOTAL RETAIL & WHOLESALE   549,428,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 1.4%
ADVERTISING - 0.1%
Omnicom Group, Inc.   75,700 $ 3,463,275
Universal Outdoor Holdings, Inc. (a)  112,100  2,634,350
  6,097,625
EDUCATIONAL SERVICES - 0.1%
Sylvan Learning Systems (a)  101,000  2,878,500
LEASING & RENTAL - 0.4%
Hollywood Entertainment Corp. (a) 1,250,000 23,125,000 Movie Gallery, Inc. (a) 309,000 4,017,000
  27,142,000
SERVICES - 0.8%
ADT Ltd. (a)  271,600  6,212,850
APAC Teleservices, Inc. (a)  223,700  8,584,488
AccuStaff, Inc. (a)  435,000  9,189,375
Employee Solutions, Inc. (a)  30,000  615,000
Medpartners, Inc. (a)  205,500  4,315,500
Service Corp. International  585,700  16,399,600
Sitel Corp. (a)  150,100  2,120,163
Teletech Holdings, Inc. (a)  90,300  2,347,800
Zebra Technologies Corp. Class A (a)  32,300  755,013
  50,539,789
TOTAL SERVICES   86,657,914
TECHNOLOGY - 25.6%
COMMUNICATIONS EQUIPMENT - 4.1%
ADC Telecommunications, Inc. (a)  120,000  3,735,000
Ascend Communications, Inc. (a)  476,700  29,614,988
Aspect Telecommunications Corp. (a) 197,000 12,509,500 Checkpoint Systems, Inc. (a) 130,000 3,217,500
Cisco Systems, Inc. (a)  2,255,500  143,506,188
Lucent Technologies, Inc.   470,200  21,746,750
Nokia Corp. AB sponsored ADR  115,900  6,678,738
P-COM, Inc. (a)  22,500  666,563
Tellabs, Inc. (a)  188,900  7,107,363
3Com Corp. (a)  249,300  18,292,388
U.S. Robotics Corp. (a)  57,500  4,140,000
  251,214,978
COMPUTER SERVICES & SOFTWARE - 10.8%
Affiliated Computer Services, Inc.
 Class A (a)  300,000  8,925,000
America Online, Inc. (a)  224,500  7,464,625
American Management Systems, Inc. (a)  250,000  6,125,000
Automatic Data Processing, Inc.   547,700  23,482,638
BBN Corp. (a)  100,000  2,250,000
BMC Software, Inc. (a)  300,000  12,412,500
CUC International, Inc. (a)  3,977,600  94,468,000
Cadence Design Systems, Inc. (a) 450,000 17,887,500 Ceridian Corp. (a) 120,000 4,860,000
Citrix Systems, Inc. (a)  42,300  1,652,344
Computer Associates International, Inc.   354,600  17,641,350
Computer Horizons Corp. (a)  15,000  577,500
Computer Sciences Corp. (a)  294,800  24,210,450
CompUSA, Inc. (a)  1,479,000  30,504,375
DST Systems, Inc. (a)  100,000  3,137,500
Electronic Data Systems Corp. 244,300 10,565,975 Electronics for Imaging, Inc. (a) 160,000 13,160,000
Equifax, Inc.   225,300  6,899,813
First Data Corp.   322,380  11,766,870
HBO & Co.   435,800  25,875,625
Henry (Jack) & Associates, Inc.   53,900  1,926,925

 SHARES VALUE (NOTE 1)
Inso Corp. (a)  132,300 $ 5,258,925
McAfee Associates, Inc. (a)  466,500  20,526,000
Microsoft Corp. (a)  725,000  59,903,125
Netscape Communications Corp. (a)  412,100  23,438,188
Oracle Systems Corp. (a)  2,636,700  110,082,225
Parametric Technology Corp.   531,000  27,280,125
Paychex, Inc.   287,500  14,788,281
PeopleSoft, Inc. (a)  540,000  25,886,250
Physician Computer Network, Inc. (a)  351,200  2,985,200
Policy Management Systems Corp. (a)  150,000  6,918,750
Remedy Corp. (a)  120,400  6,471,500
Sabre Group Holdings, Inc. Class A (a)  76,200  2,124,075
SunGard Data Systems, Inc. (a)  275,000  10,862,500
Sybase, Inc. (a)  136,400  2,276,175
Technology Solutions, Inc. (a)  175,000  7,262,500
Viasoft, Inc. (a)  125,000  5,906,250
  657,764,059
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Adaptec, Inc. (a)  1,040,800  41,632,000
Bay Networks, Inc. (a)  270,000  5,636,250
Compaq Computer Corp. (a)  701,400  52,078,950
Dell Computer Corp. (a)  454,700  24,155,938
Diebold, Inc.   28,600  1,798,225
EMC Corp. (a)  563,000  18,649,375
FileNet Corp. (a)  236,600  7,571,200
Gateway 2000, Inc. (a)  89,300  4,783,131
Hewlett-Packard Co.   356,500  17,914,125
Ingram Micro, Inc. Class A (a)  162,200  3,730,600
International Business Machines Corp.   615,000  92,865,000
Lexmark International Group, Inc. (a)  142,700  3,942,088
Micron Electronics, Inc. (a)  322,600  6,270,538
Pitney Bowes, Inc.   200,000  10,900,000
Quantum Corp. (a)  231,600  6,629,550
Seagate Technology (a)  668,200  26,393,900
Tech Data Corp. (a)  275,500  7,541,813
  332,492,683
ELECTRONIC INSTRUMENTS - 0.4%
Applied Materials, Inc. (a)  184,000  6,612,500
Perkin-Elmer Corp.   79,700  4,692,338
Thermo Electron Corp.   275,000  11,343,750
  22,648,588
ELECTRONICS - 4.6%
Analog Devices, Inc. (a)  300,000  10,162,500
Atmel Corp. (a)  398,500  13,200,313
Cirrus Logic, Inc. (a)  225,900  3,501,450
Etec Systems, Inc. (a)  151,000  5,775,750
Intel Corp.   1,150,000  150,578,125
KEMET Corp. (a)  199,700  4,643,025
Linear Technology Corp.   515,000  22,595,625
Maxim Integrated Products, Inc. (a)  530,400  22,939,800
Micron Technology, Inc.   256,500  7,470,563
Motorola, Inc.   135,400  8,310,175
Solectron Corp. (a)  95,100  5,075,963
Storage Technology Corp. (a)  162,300  7,729,538
Texas Instruments, Inc.   152,300  9,709,125
Xilinx, Inc. (a)  159,300  5,864,231
  277,556,183
PHOTOGRAPHIC EQUIPMENT - 0.2%
Eastman Kodak Co.   185,100  14,854,275
TOTAL TECHNOLOGY   1,556,530,766
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.8%
AMR Corp. (a)  185,000 $ 16,303,125
America West Airlines, Inc. Class B (a)  529,600  8,407,400
Atlantic Southeast Airlines, Inc.   269,700  5,899,688
Comair Holdings, Inc.   150,000  3,600,000
Delta Air Lines, Inc.   37,600  2,664,900
Midwest Express Holdings, Inc. (a)  200,000  7,200,000
UAL Corp. (a)  125,000  7,812,500
  51,887,613
RAILROADS - 0.2%
CSX Corp.   244,000  10,309,000
TOTAL TRANSPORTATION   62,196,613
UTILITIES - 4.6%
CELLULAR - 1.6%
AirTouch Communications, Inc. (a)  1,851,800  46,757,950
Arch Communications Group, Inc. (a)  325,043  3,047,278
Palmer Wireless, Inc. (a)  947,200  9,945,600
360 Degrees Communications Co. (a)  675,800  15,627,875
Vanguard Cellular Systems, Inc.
  Class A (a)  1,146,700  18,060,525
  93,439,228
GAS - 0.2%
Enron Corp.   304,900  13,148,813
TELEPHONE SERVICES - 2.8%
Ameritech Corp.  190,500  11,549,063
Bell Atlantic Corp.   183,700  11,894,575
BellSouth Corp.   374,700  15,128,513
Cincinnati Bell, Inc.   65,400  4,030,275
Comsat Corp., Series 1  125,000  3,078,125
GTE Corp.   75,500  3,435,250
LCI International, Inc. (a)  771,200  16,580,800
MCI Communications Corp.   806,200  26,352,663
MFS Communications, Inc.   641,700  34,972,650
Mastech Corp.   56,400  1,071,600
SBC Communications, Inc.   162,500  8,409,375
Sprint Corp.   258,500  10,307,688
Telebras sponsored ADR  75,000  5,737,500
Telefonos de Mexico SA sponsored
 ADR representing Ord. Class L shares  75,000  2,475,000
WorldCom, Inc. (a)  625,600  16,304,700
  171,327,777
TOTAL UTILITIES   277,915,818
TOTAL COMMON STOCKS
 (Cost $4,316,599,345)   5,521,532,957
CASH EQUIVALENTS - 9.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 556,529,620  556,321,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,872,920,345) $  6,077,853,957
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,934,350 or 0.1% of net assets.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hollywood
 Entertainment Corp.  $ 172,425 $ 546,875 $ - $ -
Lycos, Inc.   -  -  -  -
Microwave Power
 Devices, Inc.   -  1,172,000  -  -
Sunglass Hut
 International, Inc.   17,079,408  19,336,265  -  -
Vanguard Cellular
 Systems, Inc. Class A   1,032,413  15,999,485  -  -
Wyndham Hotel Corp.   324,910  -  -  -
TOTALS  $ 18,609,156 $ 37,054,625 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,184,860,168 and $3,798,902,641, respectively, of which U.S. government and government agency obligations aggregated $109,306,406 and $168,455,938, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,209,835 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $4,886,896,501. Net unrealized appreciation aggregated $1,190,957,456, of which $1,309,441,776 related to appreciated investment securities and $118,484,320 related to depreciated investment securities.
The fund hereby designates approximately $182,971,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                     $ 6,077,853,957
value (including repurchase agreements of $556,321,000) (cost $4,872,920,345) -
See accompanying schedule

Cash                                                                                              832

Receivable for investments sold                                                                   6,982,553

Receivable for fund shares sold                                                                   8,213,411

Dividends receivable                                                                              4,888,033

Other receivables                                                                                 435,798

 TOTAL ASSETS                                                                                     6,098,374,584

LIABILITIES

Payable for fund shares redeemed                                                   $ 8,403,261

Accrued management fee                                                              3,074,604

Other payables and                                                                  473,065
accrued expenses

 TOTAL LIABILITIES                                                                                11,950,930

NET ASSETS                                                                                       $ 6,086,423,654

Net Assets consist of:

Paid in capital                                                                                  $ 4,671,288,904

Undistributed net investment income                                                               41,404,557

Accumulated undistributed                                                                         168,796,602
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation (depreciation) on investments                                         1,204,933,591
and assets and liabilities in
foreign currencies

NET ASSETS, for 195,423,359 shares outstanding                                                   $ 6,086,423,654

NET ASSET VALUE, offering price                                                                   $31.14
and redemption price per
share ($6,086,423,654 (divided by) 195,423,359 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 44,216,166
Dividends

Interest                                                                           33,387,635

 TOTAL INCOME                                                                      77,603,801

EXPENSES

Management fee                                                     $ 31,760,621

Transfer agent fees                                                 3,029,150

Accounting fees and expenses                                        808,115

Non-interested trustees' compensation                               29,313

Custodian fees and expenses                                         156,863

Registration fees                                                   47,360

Audit                                                               66,493

Legal                                                               33,943

Miscellaneous                                                       28,325

 Total expenses before reductions                                   35,960,183

 Expense reductions                                                 (701,029       35,259,154
                                                                   )

NET INVESTMENT INCOME                                                              42,344,647

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   186,716,014
 realized loss of $15,650,936
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (2,445         186,713,569
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              451,420,485

 Assets and liabilities in                                          (146           451,420,339
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    638,133,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 680,478,555

OTHER INFORMATION

Expense reductions                                                                $ 694,383
Directed brokerage arrangements

 Custodian interest credits                                                        6,646

                                                                                  $ 701,029


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 42,344,647       $ 11,674,225

Net investment income


 Net realized gain (loss)                                                                         186,713,569        361,319,825


 Change in net unrealized appreciation (depreciation)                                             451,420,339        474,991,263


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  680,478,555        847,985,313


Distributions to shareholders                                                                     (11,769,237)       (12,404,421)

From net investment income


 From net realized gain                                                                           (297,173,230)      -


 TOTAL DISTRIBUTIONS                                                                              (308,942,467)      (12,404,421)


Share transactions                                                                                2,599,782,601      2,059,928,760

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    308,942,467        12,404,421


 Cost of shares redeemed                                                                          (1,356,539,313)    (887,081,596)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,552,185,755      1,185,251,585


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         1,923,721,843      2,020,832,477


NET ASSETS


 Beginning of period                                                                              4,162,701,811      2,141,869,334


 End of period (including undistributed net investment income of $41,404,557 and $10,790,283,    $ 6,086,423,654    $ 4,162,701,811

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             87,784,118         76,302,442


 Issued in reinvestment of distributions                                                          11,121,040         568,749


 Redeemed                                                                                         (46,058,296)       (33,037,870)


 Net increase (decrease)                                                                          52,846,862         43,833,321




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period       $ 29.20       $ 21.69       $ 23.08       $ 19.76       $ 18.51

Income from Investment Operations

 Net investment income                     .22           .08           .12           .12           .09

 Net realized and unrealized gain (loss)   3.82          7.55          (.12)         3.64          1.64

 Total from investment operations          4.04          7.63          -             3.76          1.73



Less Distributions

 From net investment income                (.08)         (.12)         (.12)         (.11)         (.05)

 From net realized gain                    (2.02)        -             (1.27)        (.21)         (.43)

 In excess of net realized gain            -             -             -             (.12)         -

 Total distributions                       (2.10)        (.12)         (1.39)        (.44)         (.48)

Net asset value, end of period             $ 31.14       $ 29.20       $ 21.69       $ 23.08       $ 19.76

TOTAL RETURN A, B                          14.71%        35.36%        (.02)%        19.37%        9.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 6,086,424   $ 4,162,702   $ 2,141,869   $ 1,383,849   $ 749,837

Ratio of expenses to average net assets    .69%          .70%          .70%          .71%          .75%

Ratio of expenses to average net assets
after expense reductions                    .67% D        .70%          .69%          .71%          .75%
                                                                                      D

Ratio of net investment income to average
net assets                                 .81%          .37%          .69%          .72%          .83%

Portfolio turnover rate                    81%           108%          122%          159%          262%

Average commission rate E                  $ .0416

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C  EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the months plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 28%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Growth Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Growth Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Growth Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.94 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.21 per share from net investment income.








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Jennifer Uhrig, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   14   The auditors' opinion.

DISTRIBUTIONS                       15



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                YEAR     YEARS    YEARS

EQUITY-INCOME                    14.28%   17.98%   13.74%

S&P 500 (registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970120 075109 S00000000000001
             VIP:  Equity-Income         SP Standard & Poor 500
             00150                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11147.70                    11347.00
  1987/02/28      11407.19                    11795.21
  1987/03/31      11696.79                    12136.09
  1987/04/30      11405.62                    12028.08
  1987/05/31      11475.90                    12132.72
  1987/06/30      11715.12                    12745.42
  1987/07/31      12161.41                    13391.62
  1987/08/31      12496.13                    13891.12
  1987/09/30      12233.85                    13586.91
  1987/10/31       9846.51                    10660.29
  1987/11/30       9405.93                     9781.88
  1987/12/31       9886.75                    10526.28
  1988/01/31      10589.95                    10969.44
  1988/02/29      11114.72                    11480.61
  1988/03/31      10921.23                    11125.86
  1988/04/30      11102.01                    11249.36
  1988/05/31      11250.88                    11347.23
  1988/06/30      11890.98                    11868.07
  1988/07/31      11869.44                    11822.97
  1988/08/31      11664.79                    11420.99
  1988/09/30      12011.40                    11907.52
  1988/10/31      12218.68                    12238.55
  1988/11/30      12022.31                    12063.54
  1988/12/31      12132.06                    12274.65
  1989/01/31      12881.37                    13173.16
  1989/02/28      12815.25                    12845.14
  1989/03/31      13092.83                    13144.44
  1989/04/30      13598.12                    13826.63
  1989/05/31      14002.36                    14386.61
  1989/06/30      14011.95                    14304.61
  1989/07/31      14828.85                    15596.31
  1989/08/31      15067.11                    15902.00
  1989/09/30      14897.72                    15836.80
  1989/10/31      14038.23                    15469.39
  1989/11/30      14118.45                    15784.96
  1989/12/31      14236.27                    16163.80
  1990/01/31      13274.83                    15079.21
  1990/02/28      13353.50                    15273.73
  1990/03/31      13375.52                    15678.49
  1990/04/30      12911.77                    15286.53
  1990/05/31      13766.04                    16776.96
  1990/06/30      13628.98                    16662.88
  1990/07/31      13295.66                    16609.56
  1990/08/31      12233.98                    15108.05
  1990/09/30      11284.97                    14372.29
  1990/10/31      10997.21                    14310.49
  1990/11/30      11785.41                    15234.95
  1990/12/31      12059.63                    15660.00
  1991/01/31      12706.36                    16342.78
  1991/02/28      13581.35                    17511.29
  1991/03/31      13863.09                    17935.06
  1991/04/30      13927.87                    17978.11
  1991/05/31      14692.28                    18754.76
  1991/06/30      14091.53                    17895.79
  1991/07/31      14890.40                    18729.74
  1991/08/31      15204.71                    19173.63
  1991/09/30      15100.36                    18853.43
  1991/10/31      15351.81                    19106.07
  1991/11/30      14690.09                    18336.09
  1991/12/31      15851.00                    20433.74
  1992/01/31      16065.02                    20053.67
  1992/02/29      16586.70                    20314.37
  1992/03/31      16383.45                    19918.24
  1992/04/30      16896.70                    20503.84
  1992/05/31      17031.76                    20604.31
  1992/06/30      16882.65                    20297.30
  1992/07/31      17400.02                    21127.46
  1992/08/31      17018.80                    20694.35
  1992/09/30      17195.47                    20938.54
  1992/10/31      17401.32                    21011.83
  1992/11/30      18032.60                    21728.33
  1992/12/31      18527.78                    21995.59
  1993/01/31      19080.85                    22180.35
  1993/02/28      19509.47                    22482.00
  1993/03/31      20090.87                    22956.37
  1993/04/30      20007.33                    22400.83
  1993/05/31      20369.33                    23001.17
  1993/06/30      20608.92                    23067.88
  1993/07/31      20889.31                    22975.60
  1993/08/31      21688.44                    23846.38
  1993/09/30      21605.52                    23662.76
  1993/10/31      21803.09                    24152.58
  1993/11/30      21422.06                    23923.13
  1993/12/31      21917.23                    24212.60
  1994/01/31      22882.50                    25035.83
  1994/02/28      22293.23                    24357.36
  1994/03/31      21360.60                    23295.38
  1994/04/30      22096.65                    23593.56
  1994/05/31      22306.96                    23980.49
  1994/06/30      22169.14                    23392.97
  1994/07/31      22909.62                    24160.26
  1994/08/31      24088.35                    25150.83
  1994/09/30      23693.72                    24534.64
  1994/10/31      24180.06                    25086.67
  1994/11/30      23389.76                    24173.01
  1994/12/31      23465.84                    24531.50
  1995/01/31      23832.73                    25167.60
  1995/02/28      24741.48                    26148.38
  1995/03/31      25595.80                    26920.02
  1995/04/30      26307.69                    27712.81
  1995/05/31      27100.48                    28820.49
  1995/06/30      27489.85                    29489.99
  1995/07/31      28547.77                    30467.88
  1995/08/31      28905.84                    30544.36
  1995/09/30      29865.49                    31833.33
  1995/10/31      29521.83                    31719.68
  1995/11/30      30798.28                    33112.18
  1995/12/31      31700.57                    33749.92
  1996/01/31      32621.81                    34898.76
  1996/02/29      32731.39                    35222.28
  1996/03/31      33075.93                    35561.47
  1996/04/30      33506.60                    36085.64
  1996/05/31      33868.37                    37016.29
  1996/06/30      33558.28                    37157.32
  1996/07/31      31921.71                    35515.71
  1996/08/31      32576.34                    36264.74
  1996/09/30      33971.73                    38305.72
  1996/10/31      34523.00                    39362.19
  1996/11/30      36831.42                    42337.58
  1996/12/31      36228.48                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970120 075111 R00000000000123

Let's say hypothetically $10,000 was invested in Equity-Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $36,228 - a 262.28% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                % OF FUND'S
                                INVESTMENTS

British Petroleum PLC ADR       3.2

Aetna, Inc.                     2.5

General Electric Co.            2.2

Intel Corp.                     2.0

Royal Dutch Petroleum Co. ADR   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 19966
              % OF FUND'S
              INVESTMENTS

Finance       16.4

Energy        14.6

Health        13.3

Technology    7.9

Nondurables   7.9

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 91.5
Stocks  91.5%
Bonds  1.7%
Short-term investments 6.8%
FOREIGN INVESTMENTS 8.1%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Stephen Petersen became Portfolio Manager of Equity-Income Portfolio on January 6, 1997, after the period ended.
Q. HOW DID THE FUND PERFORM, STEPHEN?
A. While performing well on an absolute basis, the fund underperformed the Standard & Poor's 500 Index, which returned 22.96% for the 12 months ended December 31, 1996.
Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?
A. There are a couple of reasons. Primarily, though, it's because of the equity-income style of investing that the fund follows. Equity-income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity-income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.
Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING
STOCKS?
A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.
Q. WHAT HOLDINGS DID PERFORM WELL?
A. Some of the fund's top holdings performed well, including General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, the Federal National Mortgage Association, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.
Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?
A. As an equity-income manager, my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.
Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?
A. I usually buy stocks that have dividend yields equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways, such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.
Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?
A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.
Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?
A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap companies with consistent earnings, it's quite difficult to outperform the general market, especially with the equity-income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after the past two years of more than 20% returns from the overall market.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.0%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)  215,000 $ 11,825,000
Boeing Co.   834,000  88,716,750
Lockheed Martin Corp.   425,603  38,942,675
Northrop Grumman Corp.   874,500  72,364,875
Thiokol Corp.   376,700  16,857,325
  228,706,625
DEFENSE ELECTRONICS - 0.7%
Litton Industries, Inc. (a)  1,042,500  49,649,063
SHIP BUILDING & REPAIR - 1.0%
General Dynamics Corp.   991,500  69,900,750
TOTAL AEROSPACE & DEFENSE   348,256,438
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 2.8%
IMC Fertilizer Group, Inc.   1,084,900  42,446,713
Monsanto Co.   1,940,000  75,417,500
Raychem Corp.   239,400  19,181,925
Synetic, Inc. (a)(d)  1,157,582  56,142,727
  193,188,865
METALS & MINING - 1.8%
Alcan Aluminium Ltd.   1,400,000  47,233,468
Aluminum Co. of America  740,900  47,232,375
Inco Ltd.   1,029,193  32,846,186
  127,312,029
TOTAL BASIC INDUSTRIES   320,500,894
CONGLOMERATES - 2.1%
AlliedSignal, Inc.   1,055,100  70,691,700
Coltec Industries, Inc. (a)  1,371,600  25,888,950
Tyco International Ltd.   962,742  50,904,983
  147,485,633
CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Masco Corp.   1,045,400  37,634,400
DURABLES - 2.1%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Snap-on Tools Corp.   335,150  11,939,719
CONSUMER DURABLES - 0.3%
Minnesota Mining &
 Manufacturing Co.   269,500  22,334,813
CONSUMER ELECTRONICS - 1.2%
Sunbeam-Oster, Inc.   3,092,300  79,626,725
TEXTILES & APPAREL - 0.4%
Reebok International Ltd.   687,700  28,883,400
TOTAL DURABLES   142,784,657
ENERGY - 14.5%
ENERGY SERVICES - 1.1%
BJ Services Co. (a)  144,100  7,349,100
Schlumberger Ltd.   720,600  71,969,925
  79,319,025
OIL & GAS - 13.4%
Amerada Hess Corp.   464,500  26,882,938
Amoco Corp.   150,000  12,075,000
British Petroleum PLC ADR  1,591,493  224,997,323
Burlington Resources, Inc.   566,700  28,547,513

 SHARES VALUE (NOTE 1)
Chevron Corp.   929,600 $ 60,424,000
Exxon Corp.   1,040,000  101,920,000
Lomak Petroleum, Inc.   329,000  5,634,125
Mobil Corp.   136,300  16,662,675
Occidental Petroleum Corp.   1,665,200  38,924,050
Pennzoil Co.   1,100,400  62,172,600
Royal Dutch Petroleum Co. ADR  724,500  123,708,375
Texaco, Inc.   1,080,000  105,975,000
Tosco Corp.   216,600  17,138,475
Total SA Class B  594,700  48,355,183
Unocal Corp.   1,447,665  58,811,391
  932,228,648
TOTAL ENERGY   1,011,547,673
FINANCE - 15.2%
BANKS - 7.8%
Bank of Boston Corp.   1,127,100  72,416,175
Bank of New York Co., Inc.   1,675,000  56,531,250
BankAmerica Corp.   734,700  73,286,325
Chase Manhattan Corp.   1,040,000  92,820,000
Citicorp  874,400  90,063,200
First Bank System, Inc.   592,530  40,440,173
National City Corp.   1,057,785  47,468,102
SunTrust Banks, Inc.   767,300  37,789,525
U.S. Bancorp  728,700  32,745,956
  543,560,706
CREDIT & OTHER FINANCE - 0.7%
American Express Co.   905,172  51,142,218
FEDERAL SPONSORED CREDIT - 1.5%
Federal Home Loan
 Mortgage Corporation  100,900  11,111,613
Federal National Mortgage
 Association  2,478,700  92,331,575
  103,443,188
INSURANCE - 4.4%
Aetna, Inc.   2,135,700  170,856,000
Allstate Corp.   774,999  44,853,056
ITT Hartford Group, Inc.   663,300  44,772,750
Travelers Group, Inc. (The)  1,011,667  45,904,375
  306,386,181
SAVINGS & LOANS - 0.5%
Great Western Financial Corp.   1,184,100  34,338,900
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   598,800  18,787,350
TOTAL FINANCE   1,057,658,543
HEALTH - 12.2%
DRUGS & PHARMACEUTICALS - 5.4%
American Home Products Corp.   1,773,000  103,942,125
Barr Laboratories, Inc. (a)(d)  1,141,800  28,973,175
Bristol-Myers Squibb Co.   675,400  73,449,750
Genentech, Inc. special (a)  534,400  28,657,200
Lilly (Eli) & Co.   495,800  36,193,400
Schering-Plough Corp.   219,700  14,225,575
Sepracor, Inc. (a)  475,000  7,896,875
Warner-Lambert Co.   1,049,000  78,675,000
  372,013,100
MEDICAL EQUIPMENT & SUPPLIES - 3.6%
Bard (C.R.), Inc.   1,173,500  32,858,000
Cardiac Control Systems, Inc. (a)(d)  99,800  149,700
Cardinal Health, Inc.   1,768,700  103,026,775
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Nellcor, Inc. (a)  421,700 $ 9,224,688
U.S. Surgical Corp.   2,707,000  106,588,125
  251,847,288
MEDICAL FACILITIES MANAGEMENT - 3.2%
Beverly Enterprises, Inc. (a)(d)  5,522,000  70,405,500
Columbia/HCA Healthcare Corp.   2,422,350  98,710,763
Integramed America, Inc. (a)(d)  605,500  983,938
PacifiCare Health Systems, Inc.
 Class B (a)  624,000  53,196,000
US Diagnostic Labs, Inc. (a)  100,000  925,000
  224,221,201
TOTAL HEALTH   848,081,589
HOLDING COMPANIES - 0.1%
Koor Industries Ltd. sponsored ADR 617,300 10,494,100 INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 2.3%
American Superconductor Corp. (a)  419,800  4,460,375
General Electric Co.   1,572,800  155,510,600
  159,970,975
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Caterpillar, Inc.   695,000  52,298,750
POLLUTION CONTROL - 1.1%
WMX Technologies, Inc.   2,405,200  78,469,650
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   290,739,375
MEDIA & LEISURE - 4.4%
ENTERTAINMENT - 1.7%
All American Communications, Inc. (a)  280,434  3,785,859
GC Cos., Inc. (a)  251,100  8,694,338
Viacom, Inc. Class B (non-vtg.)(a)  3,148,500  109,803,938
  122,284,135
LEISURE DURABLES & TOYS - 1.4%
Hasbro, Inc.   2,490,500  96,818,188
LODGING & GAMING - 0.7%
HFS, Inc.   365,000  21,808,750
Mirage Resorts, Inc. (a)  266,600  5,765,225
WMS Industries, Inc. (a)  981,800  19,636,000
  47,209,975
PUBLISHING - 0.6%
Harcourt General, Inc.   385,600  17,785,800
Hollinger International, Inc. Class A  1,989,400  22,878,100
  40,663,900
TOTAL MEDIA & LEISURE   306,976,198
NONDURABLES - 7.9%
BEVERAGES - 0.9%
Anheuser-Busch Companies, Inc.   1,595,300  63,812,000
FOODS - 1.0%
General Mills, Inc.   1,060,600  67,215,525
HOUSEHOLD PRODUCTS - 4.5%
Avon Products, Inc.   90,600  5,175,525
Colgate-Palmolive Co.   330,000  30,442,500
Gillette Co.   1,250,700  97,241,925
Procter & Gamble Co.   810,800  87,161,000
Stanhome, Inc.   474,900  12,584,850

 SHARES VALUE (NOTE 1)
Unilever NV ADR  200,000 $ 35,050,000
Unilever PLC Ord.  1,705,400  41,337,105
  308,992,905
TOBACCO - 1.5%
Philip Morris Companies, Inc.   944,800  106,408,100
TOTAL NONDURABLES   546,428,530
PRECIOUS METALS - 0.0%
Naxos Resources Ltd. (a)  60,200  233,275
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.0%
Limited, Inc. (The)  90,800  1,668,450
DRUG STORES - 1.0%
Rite Aid Corp.   1,187,100  47,187,225
Walgreen Co.   634,200  25,368,000
  72,555,225
GENERAL MERCHANDISE STORES - 1.8%
Consolidated Stores Corp. (a)  2,066,125  66,374,266
Wal-Mart Stores, Inc.   573,800  13,125,675
Woolworth Corp. (a)  2,100,800  45,955,000
  125,454,941
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Staples, Inc. (a)  2,095,700  37,853,581
Tandy Corp.   1,817,800  79,983,200
Toys "R" Us, Inc. (a)  1,180,000  35,400,000
U.S. Office Products Co. (a)  750,800  25,621,050
  178,857,831
TOTAL RETAIL & WHOLESALE   378,536,447
SERVICES - 1.2%
ADVERTISING - 0.5%
Interpublic Group of Companies, Inc.   658,500  31,278,750
PRINTING - 0.6%
Harland (John H.) Co.   1,251,300  41,292,900
SERVICES - 0.1%
HealthCare COMPARE Corp. (a)  223,800  9,483,525
TOTAL SERVICES   82,055,175
TECHNOLOGY - 7.6%
COMPUTER SERVICES & SOFTWARE - 0.7%
Equifax, Inc.   1,568,900  48,047,563
COMPUTERS & OFFICE EQUIPMENT - 3.2%
Hewlett-Packard Co.   1,000,000  50,250,000
International Business Machines Corp.   730,000  110,230,000
Pitney Bowes, Inc.   991,000  54,009,500
Silicon Graphics, Inc. (a)  444,200  11,327,100
  225,816,600
ELECTRONIC INSTRUMENTS - 0.3%
Varian Associates, Inc.   360,900  18,360,788
ELECTRONICS - 2.1%
AMP, Inc.   187,500  7,195,313
Intel Corp.   1,059,000  138,662,813
  145,858,126
PHOTOGRAPHIC EQUIPMENT - 1.3%
Eastman Kodak Co.   988,500  79,327,125
Panavision, Inc. (a)(d)  437,400  9,076,050
  88,403,175
TOTAL TECHNOLOGY   526,486,252
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 1.1%
Northwest Airlines Corp. Class A (a)  1,976,200 $ 77,318,825
RAILROADS - 0.6%
CSX Corp.   217,900  9,206,275
Conrail, Inc.   286,826  28,575,040
  37,781,315
TOTAL TRANSPORTATION   115,100,140
UTILITIES - 1.0%
TELEPHONE SERVICES - 1.0%
LCI International, Inc. (a)  649,400  13,962,100
Southern New England
 Telecommunications Corp.   670,300  26,057,913
WorldCom, Inc. (a)  1,103,800  28,767,788
   68,787,801
TOTAL COMMON STOCKS
 (Cost $5,403,361,996)   6,239,787,120
CONVERTIBLE PREFERRED STOCKS - 1.8%
FINANCE - 1.2%
INSURANCE - 0.8%
Aetna, Inc. Class C 6.25%  760,000  60,325,000
SECURITIES INDUSTRY - 0.4%
Salomon, Inc. $2.03  840,700  25,641,350
TOTAL FINANCE   85,966,350
HEALTH - 0.6%
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
U.S. Surgical Corp. $2.20 (c)  1,027,500  39,301,875
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $109,599,084)   125,268,225
CONVERTIBLE BONDS - 1.7%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (B) AMOUNT
CONSTRUCTION & REAL ESTATE - 0.5%
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Liberty Property exchangeable
 8%, 7/1/01 B1 $ 27,985,000  35,785,819
ENERGY - 0.1%
OIL & GAS - 0.1%
Lomak Petroleum, Inc.
 6%, 2/1/07 (c) -  10,000,000  10,750,000
HEALTH - 0.5%
MEDICAL FACILITIES MANAGEMENT - 0.5%
NovaCare, Inc.
 5 1/2%, 1/15/00 B1  38,787,000  34,811,333
MEDIA & LEISURE - 0.1%
LEISURE DURABLES & TOYS - 0.1%
Hasbro Corp. 6%, 11/15/98 A3  3,000,000  3,952,500

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 0.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
US Office Products Co.
 5 1/2%, 2/1/01 B3 $ 10,000,000 $ 13,200,000
TECHNOLOGY - 0.3%
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Unisys Corp.
 8 1/4%, 8/1/00 B3  22,579,000  21,901,630
TOTAL CONVERTIBLE BONDS
 (Cost $111,371,760)   120,401,282
CASH EQUIVALENTS - 6.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 468,719,704  468,544,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,092,876,840) $ 6,954,000,627
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $50,051,875 or 0.7% of net assets.
4. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Advanced Medical, Inc.  $ - $ 2,059,931 $ - $ -
Barr Laboratories, Inc.   -  -  -  28,973,175
Beverly Enterprises, Inc.   -  -  -  70,405,500
Cardiac Control
 Systems, Inc.   -  -  -  149,700
Integramed
 America, Inc.   -  -  -  983,938
Panavision, Inc.   527,021  -  -  9,076,050
Synetic, Inc.   2,831,088  -  -  56,142,727
TOTALS  $ 3,358,109 $ 2,059,931 $ - $ 165,731,090
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $11,836,384,153 and $10,451,663,817, respectively, of which U.S. government and government agency obligations aggregated $0 and $328,865,673, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,583,630, for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.1% AAA, AA, A 0.1%
Baa 0.0% BBB 0.0%
Ba 0.0% BB 0.0%
B 1.5% B 0.8%
Caa 0.0% CCC 0.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $21,073,000 and $6,793,750, respectively. The weighted average interest rate was 5.8% (see Note 5 of Notes to Financial Statements). INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $6,108,113,364. Net unrealized appreciation aggregated $845,887,263, of which $912,793,695 related to appreciated investment securities and $66,906,432 related to depreciated investment securities.
The fund hereby designates approximately $446,325,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                      $ 6,954,000,627
value (including repurchase agreements of $468,544,000) (cost $6,092,876,840) -
See accompanying schedule

Cash                                                                                               1,686,975

Receivable for investments sold                                                                    20,320,841

Receivable for fund shares sold                                                                    4,023,402

Dividends receivable                                                                               8,912,470

Interest receivable                                                                                3,117,054

Other receivables                                                                                  122,761

 TOTAL ASSETS                                                                                      6,992,184,130

LIABILITIES

Payable for investments purchased                                                  $ 22,508,059

Payable for fund shares redeemed                                                    5,207,198

Accrued management fee                                                              2,904,152

Other payables and                                                                  474,698
accrued expenses

 TOTAL LIABILITIES                                                                                 31,094,107

NET ASSETS                                                                                        $ 6,961,090,023

Net Assets consist of:

Paid in capital                                                                                   $ 5,393,181,590

Undistributed net investment income                                                                117,454,549

Accumulated undistributed net realized gain (loss) on investments and foreign                      589,335,531
currency transactions

Net unrealized appreciation (depreciation) on investments                                          861,118,353
and assets and liabilities in
foreign currencies

NET ASSETS, for 330,981,233                                                                       $ 6,961,090,023
shares outstanding

NET ASSET VALUE, offering price                                                                    $21.03
and redemption price per
share ($6,961,090,023 (divided by) 330,981,233 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 103,954,015
Dividends

Interest                                                                           46,819,075

 TOTAL INCOME                                                                      150,773,090

EXPENSES

Management fee                                                     $ 30,150,885

Transfer agent fees                                                 3,382,642

Accounting fees and expenses                                        809,457

Non-interested trustees' compensation                               37,037

Custodian fees and expenses                                         148,790

Registration fees                                                   42,083

Audit                                                               88,174

Legal                                                               36,257

Interest                                                            4,392

Miscellaneous                                                       34,321

 Total expenses before reductions                                   34,734,038

 Expense reductions                                                 (1,419,527     33,314,511
                                                                   )

NET INVESTMENT INCOME                                                              117,458,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   597,126,563
 realized gain of $529,821
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (9,078         597,117,485
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              91,004,487

 Assets and liabilities in                                          (11,569        90,992,918
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    688,110,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 805,568,982

OTHER INFORMATION                                                                 $ 1,390,319
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        29,208

                                                                                  $ 1,419,527


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 117,458,579     $ 88,914,157

Net investment income


 Net realized gain (loss)                                                                         597,117,485       220,997,465


 Change in net unrealized appreciation (depreciation)                                             90,992,918        715,587,919


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  805,568,982       1,025,499,541


Distributions to shareholders                                                                     (7,876,787)       (84,729,039)

From net investment income


 From net realized gain                                                                           (225,801,230)     (121,254,353)


 TOTAL DISTRIBUTIONS                                                                              (233,678,017)     (205,983,392)


Share transactions                                                                                1,829,128,598     1,784,340,253

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    233,678,017       205,981,922


 Cost of shares redeemed                                                                          (553,042,238)     (214,815,736)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,509,764,377     1,775,506,439


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         2,081,655,342     2,595,022,588


NET ASSETS


 Beginning of period                                                                              4,879,434,681     2,284,412,093


 End of period (including undistributed net investment income of $117,454,549 and $8,997,355,    $ 6,961,090,023   $ 4,879,434,681

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             93,794,843        103,951,843


 Issued in reinvestment of distributions                                                          12,390,139        12,868,445


 Redeemed                                                                                         (28,467,146)      (12,384,683)


 Net increase (decrease)                                                                          77,717,836        104,435,605




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                            $ 19.27       $ 15.35       $ 15.44       $ 13.40       $ 11.85

Income from Investment Operations

 Net investment income                                          .35           .41           .41           .37           .40

 Net realized and unrealized gain (loss)                        2.30          4.69          .64           2.06          1.57

 Total from investment operations                               2.65          5.10          1.05          2.43          1.97



Less Distributions

 From net investment income                                     (.03)         (.40)         (.37)         (.35)         (.42)

 In excess of net investment income                             -             -             -             (.04)         -

 From net realized gain                                         (.86)         (.78)         (.77)         -             -

 Total distributions                                            (.89)         (1.18)        (1.14)        (.39)         (.42)

Net asset value, end of period                                  $ 21.03       $ 19.27       $ 15.35       $ 15.44       $ 13.40

TOTAL RETURN A, B                                               14.28%        35.09%        7.07%         18.29%        16.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 6,961,090   $ 4,879,435   $ 2,284,412   $ 1,318,500   $ 592,880

Ratio of expenses to average net assets                         .58%          .61%          .60%          .62%          .65%

Ratio of expenses to average net assets after expense reductions.56% D        .61%          .58%          .62%          .65%
                                                                                            D

Ratio of net investment income to average net assets            1.97%         2.56%         2.83%         2.87%         3.52%

Portfolio turnover rate                                         186%          87%           134%          120%          74%

Average commission rate E                                       $ .0426

THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
EFFECTIVE JANUARY 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
 REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




5. SIGNIFICANT ACCOUNTING POLICIES.
Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
6. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
7. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
8. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%. For the period, the management fee was equivalent to an annual rate of .51% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
9. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
10. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
11. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 20% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 29%.
12. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Equity-Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Equity-Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Equity-Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.81 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.36 per share from net investment income.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Stephen Petersen, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: MONEY MARKET PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



PERFORMANCE                         3    How the fund has done over time.

FUND TALK                           4    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         5    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                9    Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               11   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   12   The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996    YEAR     YEARS    YEARS

MONEY MARKET         5.41%    4.53%    5.96%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and ten year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.56
Row: 1, Col: 2, Value: 2.83
Row: 2, Col: 1, Value: 5.13
Row: 2, Col: 2, Value: 2.71
Row: 3, Col: 1, Value: 5.159999999999999
Row: 3, Col: 2, Value: 2.66
Row: 4, Col: 1, Value: 5.3
Row: 4, Col: 2, Value: 2.67
Row: 5, Col: 1, Value: 5.28
Row: 5, Col: 2, Value: 2.64
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/27/95 4/3/96 6/26/96 10/2/96 12/30/96

 MONEY MARKET 5.56% 5.13% 5.16% 5.30% 5.28%

 MMDA 2.83% 2.71% 2.66% 2.67% 2.64
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR. TM

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
Government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.
Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Bob Litterst, Portfolio Manager of Money Market Portfolio
Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR?
A. It has gone through some interesting changes. At the beginning of the period, the economy was growing slowly, inflationary pressures were mild and it seemed a balanced budget agreement was in the offing. The Federal Reserve Board reduced short-term rates in January, and market participants were optimistic that additional rate cuts would occur in the months ahead. But things changed dramatically, beginning with Fed Chairman Alan Greenspan's Congressional testimony in February suggesting that market expectations of further rate cuts were excessive. February's employment report then came in well above most analysts' predictions, depicting a much stronger labor market than previously thought. Stronger economic signals caused participants to revise their expectations regarding monetary policy, and short-term rates rose. Ultimately, the economy grew at a 4.7% annual rate in the second quarter, well above a non-inflationary pace. As a result, short-term interest rates rose higher through the second quarter and into the summer.
Q. BUT THE FED DIDN'T RAISE RATES . . .
A. That's right, for two reasons. First, the key inflation indices were well-behaved. Rising wages didn't get translated into higher prices. And second, the Fed anticipated a slowdown in economic activity in the second half of the year. Minutes from the Fed's Open Market Committee meetings indicated that the Fed did adopt a tightening bias in July and maintained it through its November meeting. Nonetheless, the Fed did not take direct action on short-term interest rates. During September and October, the market breathed a sigh of relief as the Fed's economic projections turned out to be correct. Job growth decelerated, third quarter gross domestic product (GDP) slowed sharply and inflation numbers were reassuring. With the economy slowing and inflation subdued, tightening fears subsided and short-term rates retraced their earlier rise.
Q. WHAT HAS YOUR STRATEGY BEEN THROUGH THIS FLUCTUATING MARKET?
A. At the start of the period, the fund's average maturity was 70 days because I felt rates were on a downward trend and I wanted to lock in higher yields. When market sentiment shifted and rates rose in anticipation of an increase in the federal funds rate, I shortened the average maturity somewhat - to help me position the fund so I could reinvest at ever-higher yields as the fund's existing holdings matured. In the summer, I shortened the maturity further to the 50-day range because the potential for Fed tightening was strong, and, again, I wanted to be able to obtain higher yields going forward. From that point, I increased the average maturity of the fund by purchasing some securities further out on the yield curve that I felt were factoring in the worst case scenario regarding potential Fed tightening. At the end of September, the fund's average maturity was back out to 70 days, reflecting my opinion that Fed policy would remain steady for the foreseeable future. Since that time, I've kept the maturity in the 60-70 day range.
Q. WHAT DO YOU SEE LOOKING OUT OVER THE NEXT SEVERAL MONTHS?
A. The consumer retrenched a great deal in the third quarter after contributing to strong GDP growth in the first half of the year. The debate at this point is whether this slowdown is a "pause to refresh" or the beginning of a new trend where consumers are too debt-strapped to keep on spending. Recent economic data suggest that fourth-quarter real GDP growth may be stronger than initially expected, led by consumption, trade and construction spending. Nevertheless, I expect Fed monetary policy to be stable at least through the first quarter of 1997. If the economy grows at an above-trend pace and/or wage and price pressures accelerate, expectations of tightening should reappear. On the other hand, I think it's unlikely the Fed will ease because of concern about tight labor market conditions and rising wage pressures. Additionally, in December Greenspan warned of "irrational exuberance" in the equity markets, a condition that probably would not cause the Fed to increase rates, but might restrict its ability to ease if the economy weakens.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.7%
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Chase Manhattan Bank
2/3/97 5.42% $ 3,062,567 $ 3,047,547
5/13/97 5.64  3,000,000  2,939,280
6/12/97 5.54  2,270,786  2,215,811
TOTAL BANKERS' ACCEPTANCES   8,202,638
CERTIFICATES OF DEPOSIT - 33.0%
DOMESTIC CERTIFICATES OF DEPOSIT - 5.5%
American Express Centurion Bank
1/13/97 5.47  10,000,000  10,000,000
1/16/97 5.50  3,000,000  3,000,000
Bank of America-Illinois
3/24/97 5.43  500,000  500,288
Bank of New York, NY
1/29/97 5.31 (a)  3,000,000  3,000,000
Chase Manhattan Bank
1/8/97 5.85  10,000,000  10,000,000
Corestates Bank
1/10/97 5.58 (a)  10,000,000  9,997,181
Mellon Bank, N.A.
1/29/97 5.60  15,000,000  15,000,000
Morgan Guaranty Trust, NY
8/12/97 5.78  4,000,000  3,998,612
8/12/97 5.80  5,000,000  4,997,870
    60,493,951
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 1.9%
ABN-AMRO Bank
3/10/97 5.40  10,000,000  10,000,000
3/18/97 5.80  2,000,000  1,998,271
12/23/97 5.70  5,000,000  4,997,659
Bank of Montreal
1/7/97 5.45  4,000,000  3,999,290
    20,995,220
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 17.3%
Bank of Scotland Treasury Services
3/20/97 5.48  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/6/97 5.60  5,000,000  5,000,000
1/16/97 5.48  4,000,000  3,999,996
2/24/97 5.45  3,000,000  3,000,000
3/3/97 5.50  7,000,000  7,000,000
Bayerische Hypotheken-und Weschel
4/7/97 5.40  6,000,000  6,000,000
Bayerische Landesbank Girozentrale
1/22/97 5.53  6,000,000  6,000,000
Bayerische Vereinsbank A.G.
2/3/97 5.57  25,000,000  25,000,000
Caisse Nationale de Credit Agricole
2/18/97 5.41  5,000,000  5,000,000
6/16/97 5.50  5,000,000  5,000,000
Canadian Imperial Bank of Commerce
1/27/97 5.40  8,000,000  8,000,000
Commerzbank, Germany
2/26/97 5.42  10,000,000  10,001,825
2/26/97 5.73  1,000,000  999,764

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Landesbank Hessen-Thuringen
9/5/97 6.20% $ 15,000,000 $ 15,000,968
9/11/97 6.11  14,000,000  13,998,147
National Bank of Canada
2/24/97 5.40  4,000,000  4,000,000
National Westminster Bank, PLC
2/18/97 5.42  5,000,000  5,000,000
5/1/97 5.42  3,000,000  3,000,163
Royal Bank of Canada
8/13/97 5.80  5,000,000  4,997,861
Sanwa Bank, Ltd.
1/13/97 5.50  4,000,000  4,000,000
1/17/97 5.52  2,000,000  2,000,000
2/28/97 5.50  2,000,000  2,000,016
3/27/97 5.71  2,000,000  2,000,000
Societe Generale, France
1/9/97 5.50  8,000,000  7,999,941
5/22/97 5.53  7,000,000  7,000,877
6/10/97 5.53  5,000,000  5,007,585
Sumitomo Bank, Ltd.
1/13/97 5.55  3,000,000  3,000,000
1/17/97 5.53  2,000,000  2,000,000
1/21/97 5.54  3,000,000  3,000,000
2/18/97 5.50  4,000,000  4,000,000
Westdeutsche Landesbank
3/10/97 5.40  2,000,000  2,000,000
4/9/97 5.45  3,000,000  3,000,000
4/21/97 5.50  2,000,000  2,000,000
    190,007,143
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 8.3%
ABN-AMRO Bank
3/27/97 5.60  15,000,000  15,000,344
Abbey National, Treasury Services
2/14/97 5.40  2,000,000  1,999,911
2/18/97 5.42  4,000,000  4,000,000
3/17/97 5.43  10,000,000  10,000,000
4/16/97 5.50  5,000,000  4,999,260
Bank of Nova Scotia
3/6/97 5.40  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/28/97 5.50  1,000,000  1,000,037
2/18/97 5.46  3,000,000  2,999,987
2/25/97 5.46  2,000,000  2,000,000
3/3/97 5.48  3,000,000  3,000,050
Banque Nationale de Paris
2/13/97 5.56  5,000,000  5,000,105
Bayerische Hypotheken-und Weschel
3/10/97 5.80  4,000,000  4,000,000
Bayerische Vereinsbank A.G.
3/11/97 5.42  6,000,000  6,000,113
Canadian Imperial Bank of Commerce
3/19/97 5.45  2,000,000  2,000,000
Sanwa Bank, Ltd.
1/24/97 5.49  1,000,000  1,000,019
1/29/97 5.51  2,000,000  2,000,029
1/31/97 5.51  2,000,000  2,000,031
CERTIFICATES OF DEPOSIT - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - CONTINUED
Sumitomo Bank, Ltd.
1/6/97 5.50% $ 3,000,000 $ 3,000,009
1/6/97 5.55  1,000,000  1,000,010
2/21/97 5.49  2,000,000  2,000,028
Westpac Banking Corp.
3/24/97 5.52  8,000,000  8,003,610
    91,003,543
TOTAL CERTIFICATES OF DEPOSIT  362,499,857
COMMERCIAL PAPER - 45.3%
ABN-AMRO North America Finance, Inc.
3/10/97 5.57  5,000,000  4,949,000
6/19/97 5.50  5,000,000  4,874,424
A.H. Robins Company, Inc.
2/27/97 5.40  1,000,000  991,561
AVCO Financial Services
2/10/97 5.39  10,000,000  9,941,000
American Express Credit Corp.
3/19/97 5.37  25,000,000  24,717,667
Asset Securitization Coop. Corp.
2/18/97 5.43  2,000,000  1,985,680
2/18/97 5.44  2,000,000  1,985,627
2/26/97 5.44  1,000,000  991,631
BHF Finance (Delaware), Inc.
2/19/97 5.50  3,000,000  2,977,746
Bank of Nova Scotia
3/17/97 5.40  5,000,000  4,944,583
Bayerische Vereinsbank A.G.
2/18/97 5.42  5,000,000  4,964,533
Bear Stearns Cos., Inc.
2/14/97 5.41  2,000,000  1,986,922
2/26/97 5.38  3,000,000  2,975,243
Beneficial Corp.
3/17/97 5.48  5,000,000  4,943,646
CIT Group Holdings, Inc.
3/17/97 5.48  8,000,000  7,909,833
Caisse d'Amortissement de la Dette Sociale
2/24/97 5.42  15,000,000  14,880,300
2/24/97 5.43  10,000,000  9,920,050
6/3/97 6.01  10,000,000  9,755,625
6/24/97 5.60  2,000,000  1,947,800
Caisse des Depots et Consignations
2/19/97 5.41  2,000,000  1,985,518
3/13/97 5.47  5,000,000  4,946,750
Cheltenham & Gloucester PLC
2/28/97 5.41  10,000,000  9,914,289
Chrysler Financial Corporation
1/23/97 5.50  2,000,000  1,993,339
1/24/97 5.50  2,000,000  1,993,036
1/27/97 5.51  2,000,000  1,992,128
2/24/97 5.60  4,000,000  3,966,760
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/97 5.43  2,000,000  1,993,449
2/6/97 5.41  1,000,000  994,660
2/21/97 5.40  5,000,000  4,962,246
Commercial Credit Co.
2/26/97 5.52  5,000,000  4,957,455
CoreStates Capital Corp.
1/8/97 5.55 (a)  5,000,000  5,000,000

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Delaware Funding Corporation
1/27/97 5.65% $ 4,678,000 $ 4,659,013
Electronic Data Systems
1/24/97 5.68  2,000,000  1,992,780
2/14/97 5.58  4,000,000  3,972,965
Eiger Capital Corp.
1/13/97 5.45  2,000,000  1,996,387
1/23/97 5.65  4,000,000  3,986,263
Enterprise Funding Corp.
1/29/97 5.41  4,000,000  3,983,293
1/31/97 5.61  2,553,000  2,541,150
2/19/97 5.43  1,540,000  1,528,744
2/20/97 5.49  2,000,000  1,984,916
2/25/97 5.49  2,000,000  1,983,408
2/27/97 5.51  4,000,000  3,965,483
Ford Motor Credit Corp.
3/17/97 5.66  10,000,000  9,885,417
3/24/97 5.66  24,000,000  23,699,333
GTE Corp.
1/15/97 5.53  2,000,000  1,995,722
Generale Bank
4/10/97 5.44  5,000,000  4,926,850
6/19/97 5.53  15,000,000  14,621,158
General Electric Capital Corp.
2/19/97 5.42  15,000,000  14,891,383
3/3/97 5.52  1,000,000  990,731
3/12/97 5.76  6,000,000  5,934,667
3/18/97 5.39  15,000,000  14,832,484
6/4/97 5.44  10,000,000  9,773,706
General Electric Co.
3/3/97 5.37  3,000,000  2,973,058
General Motors Acceptance Corp.
2/20/97 5.70  2,000,000  1,984,597
2/24/97 5.71  2,000,000  1,983,350
2/25/97 5.71  4,000,000  3,966,083
3/3/97 5.45  10,000,000  9,909,008
3/31/97 5.70  5,000,000  4,931,520
5/7/97 5.51  5,000,000  4,906,200
4/14/97 5.63  4,000,000  3,937,342
4/15/97 5.63  2,000,000  1,968,367
6/23/97 5.62  5,000,000  4,868,688
6/30/97 5.62  3,000,000  2,918,025
Goldman Sachs Group, L.P. (The)
4/29/97 5.50  10,000,000  9,824,639
5/12/97 5.45  7,000,000  6,864,997
IBM Credit Corp.
3/3/97 5.39  1,000,000  991,020
3/10/97 5.38  5,000,000  4,949,945
3/12/97 5.38  2,000,000  1,979,389
Matterhorn Capital Corp.
1/10/97 5.50  3,647,000  3,642,013
Merrill Lynch & Co., Inc.
2/4/97 5.43  5,000,000  4,974,760
2/4/97 5.63  15,000,000  14,922,508
2/27/97 5.45  4,000,000  3,966,117
3/11/97 5.76  3,000,000  2,967,800
3/12/97 5.68  1,000,000  989,257
5/15/97 5.44  10,000,000  9,802,722
Morgan Stanley Group, Inc.
2/4/97 5.40  3,000,000  2,984,927
2/10/97 5.40  7,000,000  6,958,623
COMMERCIAL PAPER - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
National Australia Funding, Inc.
1/27/97 5.78% $ 5,000,000 $ 4,979,723
3/13/97 5.60  5,000,000  4,946,553
National Bank of Canada
1/6/97 5.50  1,000,000  999,240
Nationwide Building Society
2/25/97 5.45  1,000,000  991,826
3/6/97 5.40  10,000,000  9,905,334
New Center Asset Trust
2/19/97 5.63  2,000,000  1,985,082
3/17/97 5.39  3,000,000  2,966,875
J.C. Penney Funding Corp.
2/10/97 5.50  5,000,000  4,969,722
2/13/97 5.50  1,000,000  993,490
PHH Corp.
1/24/97 5.45  2,000,000  1,993,100
2/6/97 5.43  1,000,000  994,630
2/7/97 5.43  1,000,000  994,481
2/14/97 5.51  5,000,000  4,966,694
Preferred Receivables Funding Corp.
1/16/97 5.39  2,000,000  1,995,542
1/23/97 5.65  3,000,000  2,989,697
1/24/97 5.40  1,000,000  996,582
1/27/97 5.40  1,000,000  996,136
1/28/97 5.66  3,950,000  3,933,351
2/25/97 5.53  2,000,000  1,983,286
Sherwood Medical Company
2/26/97 5.51  5,751,000  5,702,244
Southern Company Group
1/21/97 5.40  5,000,000  4,985,139
Textron, Inc.
1/15/97 5.63  1,000,000  997,822
1/16/97 5.63  1,000,000  997,666
Unifunding, Inc.
1/21/97 5.41  2,000,000  1,994,067
3/4/97 5.45  3,000,000  2,972,229
Westpac Capital Corp.
3/13/97 5.70  10,000,000  9,890,739
TOTAL COMMERCIAL PAPER  498,774,559
FEDERAL AGENCIES (A) - 6.9%
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 0.5%
3/4/97 5.40  5,000,000  4,995,982
FEDERAL NATIONAL MORTGAGE ASSOC. - AGENCY COUPONS - 6.4%
1/2/97 4.97  9,500,000  9,500,000
1/2/97 5.42  15,000,000  14,991,002
1/29/97 5.60  6,000,000  5,998,023
3/9/97 5.40  25,000,000  24,979,620
3/13/97 5.43  10,000,000  9,993,023
3/20/97 5.49  5,000,000  4,998,867
    70,460,535
TOTAL FEDERAL AGENCIES  75,456,517
BANK NOTES - 2.4%
Fifth Third Bank - Cincinnati
2/24/97 5.80  5,000,000  4,997,971

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
First National Bank of Boston
3/6/97 5.44% $ 12,000,000 $ 12,000,000
Key Bank of New York
1/2/97 4.93 (a)  5,000,000  4,998,034
PNC Bank
1/8/97 5.56 (a)  4,300,000  4,298,820
TOTAL BANK NOTES   26,294,825
MASTER NOTES (A) - 2.2%
Goldman Sachs Group, L.P. (The) (c)
2/8/97 5.50  5,000,000  5,000,000
J.P. Morgan Securities
1/7/97 5.60  13,000,000  13,000,000
Norwest Corp.
1/2/97 5.99  6,000,000  6,000,000
TOTAL MASTER NOTES  24,000,000
MEDIUM-TERM NOTES - 2.8%
Associates Corp. of North America
7/15/97 5.95  2,250,000  2,257,754
Beneficial Corp.
1/19/97 5.50 (a)  5,000,000  4,999,777
General Motors Acceptance Corp.
2/1/97 5.50 (a)  5,000,000  5,000,000
2/13/97 5.64 (a)  2,000,000  1,999,952
Merrill Lynch & Co., Inc.
1/21/97 5.62 (a)  4,000,000  3,999,505
Morgan Stanley Group, Inc.
1/2/97 4.95 (a)  4,000,000  4,000,000
Norwest Corp.
4/22/97 5.55 (a)  6,000,000  6,000,000
Transamerica Life Insurance and Annuity Co. (c)
3/16/97 5.57 (a)  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES  31,256,988
SHORT-TERM NOTES (A) - 4.7%
Capital One Funding Corp. (1994-B)
1/8/97 5.84  3,477,000  3,477,000
Capital One Funding Corp. (1995-E)
1/8/97 5.84  5,800,000  5,800,000
Liquid Asset Backed Securities Trust (1996-1) (b)
1/15/97 5.63  4,000,000  4,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
1/2/97 5.59  7,000,000  7,000,000
SMM Trust (1996-B) (b)
1/6/97 5.61  5,500,000  5,500,000
SMM Trust (1996-I) (b)
1/29/97 5.71  5,000,000  5,000,000
SMM Trust (1996-P) (b)
1/16/97 5.64  7,000,000  7,000,000
SMM Trust (1996-V) (b)
3/26/97 5.64  14,000,000  14,000,000
TOTAL SHORT-TERM NOTES  51,777,000
REPURCHASE AGREEMENTS - 2.0%
   MATURITY VALUE
   AMOUNT (NOTE 1)
In a joint trading account
 (U.S. Government Obligations)
  dated 12/31/96 due 1/2/97:
   At 7.32%  $ 11,619,725 $ 11,615,000
 (U.S. Government Obligations)
  dated 12/12/96 due 1/15/97:
   At 5.50%   10,051,944  10,000,000
TOTAL REPURCHASE AGREEMENTS   21,615,000
TOTAL INVESTMENTS - 100%  $1,099,877,384
Total Cost for Income Tax Purposes - $ 1,099,877,384
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,500,000 or 3.8% of net assets.
3. Restricted security; subject to resale restrictions.
INCOME TAX INFORMATION
At December 31, 1996, the fund had a capital loss carryforward of approximately $29,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $21,615,000) - See accompanying            $ 1,099,877,384
schedule

Cash                                                                                                               20,039,138

Receivable for investments sold                                                                                    92,000

Interest receivable                                                                                                6,464,974

 TOTAL ASSETS                                                                                                      1,126,473,496

LIABILITIES

Accrued management fee                                                                                $ 197,699

Other payables and                                                                                     120,704
accrued expenses

 TOTAL LIABILITIES                                                                                                 318,403

NET ASSETS                                                                                                        $ 1,126,155,093

Net Assets consist of:

Paid in capital                                                                                                   $ 1,126,168,743

Accumulated net realized gain (loss) on investments                                                                (13,650)

NET ASSETS, for 1,126,168,743                                                                                     $ 1,126,155,093
shares outstanding

NET ASSET VALUE, offering price                                                                                    $1.00
and redemption price per
share ($1,126,155,093 (divided by) 1,126,168,743 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INTEREST INCOME                                                       $ 52,233,571

EXPENSES

Management fee                                          $ 1,949,037

Transfer agent fees                                      695,000

Accounting fees and expenses                             120,582

Non-interested trustees' compensation                    10,374

Custodian fees and expenses                              32,905

Audit                                                    31,416

Legal                                                    5,045

Miscellaneous                                            2,722

 Total expenses before reductions                        2,847,081

 Expense reductions                                      (34,785       2,812,296
                                                        )

NET INTEREST INCOME                                                    49,421,275

NET REALIZED GAIN (LOSS)                                               49,076
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 49,470,351



OTHER INFORMATION
Expense reductions

 Transfer agent interest credits                                      $ 34,785




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995


Operations                                                                             $ 49,421,275       $ 43,984,366
Net interest income

 Net realized gain (loss)                                                               49,076             16,876

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        49,470,351         44,001,242

Distributions to shareholders from net interest income                                  (49,421,275)       (43,984,366)

Share transactions at net asset value of $1.00 per share                                1,994,407,823      1,212,453,074
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 49,421,275         43,984,366

 Cost of shares redeemed                                                                (1,726,597,066)    (1,196,186,142)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     317,232,032        60,251,298

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               317,281,108        60,268,174

NET ASSETS

 Beginning of period                                                                    808,873,985        748,605,811

 End of period                                                                         $ 1,126,155,093    $ 808,873,985



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                    1995   1994   1993   1992


Net asset value, beginning of period                     $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations                         .052          .057        .042        .032        .038
Net interest income

Less Distributions

 From net interest income                                 (.052)        (.057)      (.042)      (.032)      (.038)

Net asset value, end of period                           $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                                            5.41%         5.87%       4.25%       3.23% B     3.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 1,126,155   $ 808,874   $ 748,606   $ 353,104   $ 301,002

Ratio of expenses to average net assets after expense     .30%          .33%        .27%        .22% C      .24%
reductions

Ratio of net interest income to average net assets        5.28%         5.72%       4.32%       3.16%       3.85%




A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




4. SIGNIFICANT ACCOUNTING POLICIES.
Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and a income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is 0.24% of average net assets. For the period, the management fee was equivalent to an annual rate of .21% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
7. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement Of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were record owners of approximately 50% of the outstanding shares of the fund. In addition, an unaffiliated insurance company was record owner of 11% of the total outstanding shares of the fund.
9. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Money Market Fund and transfer the assets of Fidelity Advisor Annuity Money Market Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Dallas, Texas
February 11, 1997




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Sarah H. Zenoble, VICE PRESIDENT
Robert Litterst, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Thomas D. Maher, ASSISTANT VICE PRESIDENT
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: HIGH INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                13   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               15   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   17   The auditors' opinion.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                       YEAR     YEARS    YEARS

High Income                             14.03%   14.96%   11.12%

Merrill Lynch High Yield Master Index   11.06%   12.76%   11.25%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's five and 10 year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970110 144943 S00000000000001
             VIP:  High Income           ML High Yield Master
             00152                       ML002
  1986/12/31      10000.00                    10000.00
  1987/01/31      10364.57                    10282.75
  1987/02/28      10543.92                    10452.51
  1987/03/31      10639.95                    10568.08
  1987/04/30      10307.45                    10337.62
  1987/05/31      10211.62                    10291.04
  1987/06/30      10432.16                    10433.29
  1987/07/31      10443.32                    10490.06
  1987/08/31      10529.83                    10595.18
  1987/09/30      10163.16                    10351.40
  1987/10/31       9677.16                    10074.83
  1987/11/30       9962.17                    10329.61
  1987/12/31      10121.62                    10466.77
  1988/01/31      10454.39                    10753.19
  1988/02/29      10767.39                    11044.97
  1988/03/31      10690.03                    11026.71
  1988/04/30      10773.35                    11058.55
  1988/05/31      10757.33                    11116.27
  1988/06/30      10982.80                    11328.81
  1988/07/31      11097.12                    11448.53
  1988/08/31      11044.12                    11486.14
  1988/09/30      11132.65                    11601.92
  1988/10/31      11253.84                    11782.68
  1988/11/30      11210.87                    11826.82
  1988/12/31      11299.96                    11876.86
  1989/01/31      11571.50                    12054.97
  1989/02/28      11628.42                    12135.98
  1989/03/31      11479.00                    12125.19
  1989/04/30      11351.87                    12160.97
  1989/05/31      11561.62                    12384.85
  1989/06/30      11892.76                    12560.32
  1989/07/31      11814.47                    12619.80
  1989/08/31      11745.94                    12682.14
  1989/09/30      11334.95                    12561.40
  1989/10/31      10849.01                    12362.72
  1989/11/30      10858.15                    12390.42
  1989/12/31      10828.39                    12379.22
  1990/01/31      10589.03                    12137.27
  1990/02/28      10425.98                    11960.52
  1990/03/31      10315.98                    12122.20
  1990/04/30      10346.54                    12183.79
  1990/05/31      10559.13                    12403.87
  1990/06/30      10725.46                    12644.18
  1990/07/31      10891.12                    12911.38
  1990/08/31      10708.93                    12417.11
  1990/09/30      10455.01                    11877.07
  1990/10/31      10201.31                    11574.83
  1990/11/30      10440.59                    11672.88
  1990/12/31      10586.58                    11841.08
  1991/01/31      10811.19                    12008.46
  1991/02/28      11410.15                    12899.77
  1991/03/31      11814.44                    13454.41
  1991/04/30      12233.71                    13933.54
  1991/05/31      12413.40                    14001.58
  1991/06/30      12682.93                    14283.24
  1991/07/31      13162.10                    14625.48
  1991/08/31      13341.78                    14932.88
  1991/09/30      13641.26                    15123.08
  1991/10/31      14105.46                    15572.46
  1991/11/30      14225.25                    15752.34
  1991/12/31      14300.12                    15935.34
  1992/01/31      15063.79                    16492.49
  1992/02/29      15610.72                    16902.09
  1992/03/31      16115.35                    17137.92
  1992/04/30      16229.29                    17262.66
  1992/05/31      16424.63                    17538.01
  1992/06/30      16603.69                    17755.91
  1992/07/31      16929.25                    18115.67
  1992/08/31      17287.37                    18355.50
  1992/09/30      17466.43                    18564.65
  1992/10/31      17205.98                    18330.18
  1992/11/30      17417.60                    18589.77
  1992/12/31      17612.93                    18829.13
  1993/01/31      18085.00                    19292.78
  1993/02/28      18393.49                    19657.97
  1993/03/31      18817.96                    19998.78
  1993/04/30      18941.76                    20142.33
  1993/05/31      19224.74                    20413.47
  1993/06/30      19719.95                    20796.99
  1993/07/31      19914.49                    21020.53
  1993/08/31      20126.73                    21220.91
  1993/09/30      20197.47                    21325.62
  1993/10/31      20674.99                    21727.34
  1993/11/30      20869.54                    21846.17
  1993/12/31      21205.57                    22064.62
  1994/01/31      21913.02                    22548.16
  1994/02/28      21886.74                    22386.01
  1994/03/31      21149.43                    21656.52
  1994/04/30      20935.99                    21403.44
  1994/05/31      20974.80                    21327.18
  1994/06/30      20897.18                    21405.68
  1994/07/31      20974.80                    21556.15
  1994/08/31      20974.80                    21705.88
  1994/09/30      21130.02                    21697.66
  1994/10/31      20935.99                    21752.80
  1994/11/30      20761.36                    21567.76
  1994/12/31      20858.38                    21807.67
  1995/01/31      21091.22                    22115.82
  1995/02/28      21815.10                    22805.86
  1995/03/31      22086.75                    23123.24
  1995/04/30      22734.51                    23664.64
  1995/05/31      23319.59                    24403.97
  1995/06/30      23382.28                    24590.37
  1995/07/31      23946.46                    24871.49
  1995/08/31      24134.52                    25022.44
  1995/09/30      24531.54                    25308.72
  1995/10/31      24761.39                    25488.13
  1995/11/30      24886.77                    25736.93
  1995/12/31      25179.31                    26150.05
  1996/01/31      25764.39                    26563.05
  1996/02/29      26189.93                    26603.04
  1996/03/31      26121.13                    26530.79
  1996/04/30      26511.00                    26542.81
  1996/05/31      26877.94                    26734.23
  1996/06/30      27015.54                    26894.82
  1996/07/31      26923.80                    27077.42
  1996/08/31      27313.67                    27357.05
  1996/09/30      28116.34                    27944.01
  1996/10/31      28024.61                    28250.25
  1996/11/30      28322.74                    28821.39
  1996/12/31      28712.61                    29043.17
IMATRL PRASUN   SHR__CHT 19961231 19970110 144946 R00000000000123

Let's say hypothetically that $10,000 was invested in High Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $28,713 - a 187.13% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Merrill Lynch High Yield Master Index would have grown to $29,043 over the same period - a 190.43% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996
(BY ISSUER, EXCLUDING CASH EQUIVALENTS)         % OF FUND'S
                                                INVESTMENTS

PanAmSat Corp.                                  3.5

U.S. Government Obligations                     3.2

Time Warner, Inc., Series M, exchangeable       2.3
 pay-in-kind

Millicom International Cellular SA 0%, 6/1/06   2.2

Viacom, Inc. 8% 7/7/06                          1.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Media & Leisure                    29.3

Utilities                          8.5

Basic Industries                   7.3

Industrial Machinery & Equipment   5.4

Technology                         5.4

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          3.2

Baa                 0.0

Ba                  5.7

B                   49.5

Caa, Ca, C          7.4

Nonrated            2.9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE
UNAVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1996, ACCOUNT FOR 2.9% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Barry Coffman, Portfolio Manager of High Income Portfolio
Q. HOW DID THE FUND PERFORM, BARRY?
A. Last year was a good year for the high-yield market and the fund's performance reflects that. The fund performed well and outperformed its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 11.06% for the 12 months ending December 31, 1996.
Q. WHY DID THE FUND BEAT THE BENCHMARK?
A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed during the year, primarily due to the economy's continued strength and strong demand for high-yield bonds from mutual funds, pension plans and insurance companies. As spreads narrowed, lower-quality B-rated securities - which the fund emphasizes - did better than higher-quality BB-rated securities. The latter are much more sensitive to interest rate changes than B-rated securities, and went down in value when interest rates rose.
Q. WHICH HOLDINGS WERE AMONG THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Satellite company PanAmSat, which was the fund's largest holding at the end of the year, as well as one of its best performers, continued to post strong revenues and cash flows. In addition, the company announced a merger with a division of GM Hughes, giving its bonds an added boost. The fund's holdings in Harcor Energy, Inc. also performed well thanks to rising energy prices, its drilling successes and the relatively high coupon the bonds carried. The company also did an equity offering during the year to help reduce its debt, which had a very positive effect on its bond prices.
Q. THE FUND'S STAKE IN STOCKS ISSUED BY HIGH-YIELD COMPANIES (THOSE WITH BELOW-INVESTMENT-GRADE CREDIT RATINGS) ROSE DURING THE YEAR. HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?
A. Generally speaking, the fund's holdings in common stocks did well. One worth particular note was the stock of Flores & Rucks - another energy company - which more than tripled in price during the year. The fund also owned the high-yield debt issued by the company, which also performed relatively well. Another strong equity performer was Host Marriott. The full-service hotel industry had a tremendous year, benefiting from rising occupancy rates and the lack of any new supply in most major markets. The fund's debt holdings issued by Host Marriott also performed well.
Q. EVEN THOUGH THE HIGH-YIELD MARKET HAD A GOOD YEAR, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS.
A. That's true, and two come to mind. First, bonds issued by Marvel Entertainment - best known for its comic books and trading cards - tumbled when the company declared bankruptcy. The fund no longer holds these bonds. The second disappointment was the fund's holdings in wireless cable companies. Investors had anticipated that the regional Bell operating companies would partner with these companies to deliver wireless cable services. But when some of those expected combinations failed to materialize, it sent shock waves throughout the industry. However, I continued to hold onto People's Choice and CS Wireless Systems because I felt that their balance sheets were solid enough to allow them to proceed on rolling out wireless cable services.
Q. AT THE END OF THE PERIOD, 11.5% OF THE FUND'S INVESTMENTS WERE IN CASH OR CASH EQUIVALENTS. WHAT WAS THE RATIONALE FOR THAT?
A. There were several reasons. First, there were rather healthy new cash inflows coming into the fund at the end of the period. Second, as has been the case historically there was a relatively low level of news bonds issued in December. Finally, given current spreads, I was being very selective in adding new positions to the fund.
Q. WHAT IS YOUR OUTLOOK?
A. It's been a while since the high-yield market has witnessed credit spreads as narrow as they were at the end of the period. Given that, it's hard for me to be extremely bullish about the prospects for the high-yield market. However, I believe that there are still attractive opportunities out there. The economy looks like it is cooperating now, but given current spread levels and the increasing likelihood of a slowdown in economic growth in 1997, I'll likely look to relatively higher-quality companies in more defensive industries, such as media and telecommunications. In my view, the penalty for being wrong with riskier situations outweighs the potential rewards. As a result, capital preservation has become a priority and earning an attractive coupon could look favorable relative to the returns from other markets.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 65.5%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 1.1%
MEDIA & LEISURE - 0.6%
PUBLISHING - 0.6%
Hollinger liquid yield option
 note yankee 0%, 10/5/13 B2 $ 30,000,000 $ 10,612,500
RETAIL & WHOLESALE - 0.5%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%
Comcast Corp. 1 1/8%,
 4/15/07 B1  15,000,000  7,518,750
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.
 0%, 12/15/05 (c)(f) -  70,000  53,900
TOTAL CONVERTIBLE BONDS   18,185,150
NONCONVERTIBLE BONDS - 64.4%
AEROSPACE & DEFENSE - 0.5%
AEROSPACE & DEFENSE - 0.4%
RHI Holdings, Inc. 11 7/8%,
 3/1/99 B2  2,160,000  2,160,000
Wyman-Gordon Co.
 10 3/4%, 3/15/03 Ba3  4,490,000  4,815,525
  6,975,525
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
 9 1/4%, 12/1/06 (f) B1  1,430,000  1,476,475
TOTAL AEROSPACE & DEFENSE   8,452,000
BASIC INDUSTRIES - 6.9%
CHEMICALS & PLASTICS - 2.4%
American Pacific Corp.
 11%, 2/21/02 (f) -  743,750  706,559
Atlantis Group, Inc.
 11%, 2/15/03 B2  7,785,000  8,096,400
Foamex-JPS Automotive LP/
 Foamex JPS Capital Corp.
 0%, 7/1/04 (c) Caa  2,760,000  2,290,800
Foamex LP/Foamex Capital Corp.:
 9 1/2%, 6/1/00 B1  380,000  381,900
 11 7/8%, 10/1/04 B3  2,480,000  2,653,600
Freedom Chemical Co. 10 5/8%,
 10/15/06 (f) B3  5,940,000  6,237,000
Plastic Containers, Inc.
 10%, 12/15/06 (f) B1  1,285,000  1,323,550
Plastic Specialties &
 Technologies, Inc.
 11 1/4%, 12/1/03 B3  9,770,000  10,258,500
Sterling Chemicals Holdings, Inc.
 11 3/4%, 8/15/06 B3  5,420,000  5,718,100
  37,666,409
IRON & STEEL - 1.3%
AK Steel Corp. 9 1/8%,
 12/15/06 (f) Ba2  8,340,000  8,558,925
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B3  4,620,000  4,319,700
WCI Steel, Inc. 10%,
 12/1/04 (f) B1  6,840,000  6,908,400
  19,787,025

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
METALS & MINING - 0.8%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2 $ 7,190,000 $ 7,405,700
Renco Metals, Inc.
 11 1/2%, 7/1/03 B2  4,660,000  4,893,000
  12,298,700
PACKAGING & CONTAINERS - 0.1%
Crown Packaging Holdings Ltd.
 0%, 11/1/03 (c) Ca  6,840,000  1,710,000
PAPER & FOREST PRODUCTS - 2.3%
Doman Industries Ltd. yankee
 8 3/4%, 3/15/04 Ba3  12,660,000  11,868,750
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 B3  8,390,000  8,851,450
SD Warren Co., Series B,
 12%, 12/15/04 B1  3,790,000  4,093,200
Specialty Paperboard, Inc.
 9 3/8%, 10/15/06 (f) B1  5,000,000  5,100,000
Stone Container Corp.
 11 7/8%, 8/1/16 B1  6,290,000  6,667,400
  36,580,800
TOTAL BASIC INDUSTRIES   108,042,934
CONGLOMERATES - 0.8%
Jordan Industries, Inc.:
 10 3/8%, 8/1/03 B3  11,895,000  11,776,050
 0%, 8/1/05 (c) Caa  1,070,000  850,650
  12,626,700
CONSTRUCTION & REAL ESTATE - 1.0%
CONSTRUCTION - 1.0%
McDermott J Ray SA
 9 3/8%, 7/15/06 B1  10,000,000  10,500,000
WCI Communities LP
 17%, 7/24/98 (e) -  5,000,000  5,000,000
  15,500,000
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.2%
APS, Inc. 11 7/8%, 1/15/06 B2  960,000  1,039,200
Blue Bird Body Co. 10 3/4%,
 11/15/06 (f) B2  6,645,000  6,944,025
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (f) B2  4,840,000  5,130,400
Lear Corp. 9 1/2%, 7/15/06 B1  5,150,000  5,510,500
  18,624,125
HOME FURNISHINGS - 1.0%
Interlake Corp.
 12 1/8%, 3/1/02 B3  10,000,000  10,350,000
Knoll, Inc. 10 7/8%, 3/15/06 B3  5,280,000  5,834,400
  16,184,400
TEXTILES & APPAREL - 0.5%
Dan River, Inc.
 10 1/8%, 12/15/03 B3  4,620,000  4,666,200
Hat Brands, Inc. (g):
 Series B, 12 5/8%, 9/15/02  -  1,520,000  836,000
 Series D, 12 5/8%, 9/15/02 -  680,000  374,000
Pillowtex Corp.
 10%, 11/15/06 (f) B2  1,710,000  1,782,675
  7,658,875
TOTAL DURABLES   42,467,400
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENERGY - 2.1%
OIL & GAS - 2.1%
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3 $ 8,360,000 $ 8,861,600
Forcenergy, Inc.
 9 1/2%, 11/1/06 B2  2,520,000  2,627,100
Harcor Energy, Inc.
 14 7/8%, 7/15/02 B3  13,060,000  15,051,650
KCS Energy, Inc.
 11%, 1/15/03 B1  4,725,000  5,126,625
Plains Resources, Inc., Series B,
 10 1/4%, 3/15/06 B2  790,000  841,350
TOTAL ENERGY   32,508,325
FINANCE - 2.2%
SAVINGS & LOANS - 2.2%
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  17,480,000  19,359,100
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (f) Ba3  12,970,000  14,007,600
  33,366,700
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible
 14%, 6/1/02 (f) -  288,264  317,090
TOTAL FINANCE   33,683,790
HEALTH - 1.5%
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Wright Medical Technology, Inc.
 10 3/4%, 7/1/00 B3  20,920,000  21,129,200
MEDICAL FACILITIES MANAGEMENT - 0.1%
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  1,810,000  1,905,025
TOTAL HEALTH   23,034,225
HOLDING COMPANIES - 0.5%
Gray Communications System, Inc.
 10 5/8%, 10/1/06 B3  5,135,000  5,443,100
Veritas Holding GMBH
 9 5/8%, 12/15/03 (f) BB-  2,140,000  2,161,400
  7,604,500
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 2.8%
Magnetek, Inc.
 10 3/4%, 11/15/98 B1  11,675,000  12,112,813
Motors & Gears, Inc.
 10 3/4%, 11/15/06 (f) B3  15,170,000  15,625,100
Omnipoint Corp.:
 11 5/8%, 8/15/06 B2  9,280,000  9,628,000
 11 5/8%, 8/15/06 (f) B2  3,190,000  3,309,625
Telex Communications, Inc.
 12%, 7/15/04 B2  3,500,000  3,745,000
  44,420,538

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Goss Graphic System, Inc.
 12%, 10/15/06 B2 $ 2,090,000 $ 2,152,700
Howmet Corp. 10%, 12/1/03 B3  2,050,000  2,219,125
International Knife & Saw, Inc.
 11 3/8%, 11/15/06 (f) B3  2,310,000  2,385,075
MVE, Inc. 12 1/2%, 2/15/02 B3  5,595,000  5,930,700
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02  B1  1,484,000  1,541,505
 10 3/4%, 11/1/03  B3  5,226,000  5,435,040
  19,664,145
POLLUTION CONTROL - 0.7%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (f) B3  3,570,000  3,748,500
Norcal Waste Systems, Inc.
 13%, 11/15/05 (d) B3  6,850,000  7,603,500
  11,352,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   75,436,683
MEDIA & LEISURE - 17.4%
BROADCASTING - 5.3%
American Telecasting, Inc. (c):
 0%, 6/15/04  Caa  2,500,000  1,000,000
 0%, 8/15/05  Caa  500,000  185,000
Benedek Communications Corp.
 0%, 5/15/06 (c) -  2,880,000  1,648,800
Comcast UK Cable Partners Ltd.
 0%, 11/15/07 B2  952,000  661,640
CS Wireless Systems, Inc.
 0%, 3/1/06 (c) Caa  24,360,000  8,769,600
Diamond Cable Communications
 PLC yankee
 0%,12/15/05 (c) B3  17,110,000  12,169,488
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  3,360,000  3,444,000
 9 3/8%, 12/1/05 B3  2,010,000  1,944,675
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  3,190,000  3,253,800
NWCG Holdings Corp.
 0%, 6/15/99 Caa  21,815,000  18,106,450
Peoples Choice TV Corp. unit
 0%, 6/1/04 (c) Caa  23,430,000  9,840,600
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  2,375,000  2,493,750
Telewest PLC 0%, 10/1/07 (c) B1  4,770,000  3,315,150
Tevecap SA 12 5/8%,
 11/26/04 (f) B2  7,200,000  7,362,000
UIH Australia/PAC, Inc.,
 Series B, 0%, 5/15/06 (c) B2  15,870,000  8,252,400
United International Holdings, Inc.
 0%, 11/15/99:
  Discount Notes B3  1,070,000  765,050
  Sr. Discount Notes B3  1,000,000  715,000
  83,927,403
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 4.3%
AMF Group, Inc., Series B:
 10 7/8%, 3/15/06 B2 $ 11,900,000 $ 12,554,500
Alliance Gaming Corp.
 12 7/8%, 6/30/03 B2  8,560,000  9,095,000
 0%, 3/15/06 (c) B2  17,280,000  11,426,400
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  4,300,000  4,353,750
Viacom, Inc. 8%, 7/7/06 B1  30,620,000  29,701,400
  67,131,050
LEISURE DURABLES & TOYS - 2.0%
ICON Fitness Corp.
 0%, 11/15/06 (f) -  9,440,000  4,956,000
ICON Health and Fitness, Inc.
 13%, 7/15/02 B3  16,480,000  18,540,000
IHF Holdings, Inc.
 0%, 11/15/04 (c) Caa  10,250,000  8,097,500
  31,593,500
LODGING & GAMING - 4.8%
American Skiing Co.
 12%, 7/15/06 (f) B3  5,310,000  5,588,775
Aztar Corp.
 13 3/4%, 10/1/04 B2  1,570,000  1,672,050
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  24,720,000  24,843,600
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  20,510,000  21,381,675
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 B1  17,850,000  19,278,000
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  1,810,000  1,918,600
  74,682,700
PUBLISHING - 0.3%
Hollinger International
 Publishing, Inc.
 9 1/4%, 2/1/06 B1  4,830,000  4,781,700
RESTAURANTS - 0.7%
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  10,690,000  11,144,325
TOTAL MEDIA & LEISURE   273,260,678
NONDURABLES - 3.3%
FOODS - 1.4%
International Home Foods, Inc.
 10 3/8%, 11/1/06 (f) B2  8,070,000  8,412,975
Specialty Foods Corp.:
 10 1/4%, 8/15/01 B3  4,030,000  3,768,050
 11 1/8%, 10/1/02 B3  10,670,000  10,136,500
  22,317,525
HOUSEHOLD PRODUCTS - 1.9%
Revlon Worldwide Corp. secured
 0%, 3/15/98 B3  34,100,000  29,539,125
TOTAL NONDURABLES   51,856,650

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 4.4%
APPAREL STORES - 2.3%
Lamonts Apparel, Inc. 10 1/4%,
 11/1/99 pay-in-kind (f)(g) - $ 2,201,000 $ 93,543
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3  25,190,000  26,197,600
Specialty Retailers, Inc.:
 10%, 8/15/00 B1  2,250,000  2,340,000
 11%, 8/15/03 B3  7,220,000  7,581,000
  36,212,143
GENERAL MERCHANDISE STORES - 0.4%
Pantry, Inc. 12%, 11/15/00 B2  7,260,000  6,951,450
GROCERY STORES - 1.4%
Food 4 Less Holdings, Inc.
 0%, 7/15/05 (c) Caa  17,500,000  10,937,500
Pathmark Stores, Inc.
 11 5/8%, 6/15/02 Caa  2,382,000  2,435,595
Star Markets, Inc.
 13%, 11/1/04 B3  6,905,000  7,785,388
  21,158,483
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Guitar Center Management Co.,
 Inc. 11%, 7/1/06 B2  3,650,000  3,869,000
TOTAL RETAIL & WHOLESALE   68,191,076
SERVICES - 3.1%
PRINTING - 1.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  16,010,000  15,449,650
SERVICES - 2.1%
Celestica International, Inc. yankee
 10 1/2%, 12/31/06 (f) B2  10,060,000  10,563,000
Outsourcing Solutions, Inc.
 11%, 11/1/06 (f) B3  3,860,000  4,043,350
Prime Succession Acquisition Corp.
 10 3/4%, 8/15/04 (f) B  1,390,000  1,508,150
Protection One Alarm
 Monitoring, Inc.
 13 5/8%, 6/30/05 Caa  18,300,000  17,019,000
  33,133,500
TOTAL SERVICES   48,583,150
TECHNOLOGY - 4.3%
COMMUNICATIONS EQUIPMENT - 1.7%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) Caa  17,390,000  13,172,925
Hyperion Telecommunications, Inc.,
 Series B, 0%, 4/15/03 (c) -  23,550,000  13,364,625
  26,537,550
COMPUTERS & OFFICE EQUIPMENT - 2.6%
Dictaphone Corp.
 11 3/4%, 8/1/05 B3  14,440,000  12,923,800
Exide Electronics Group, Inc.
 11 1/2%, 5/15/06 B3  6,380,000  6,794,700
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Unisys Corp.:
 10 5/8%, 10/01/99 B1 $ 4,080,000 $ 4,222,800
 12%, 4/15/03 B1  12,300,000  13,161,000
 11 3/4%, 10/15/04 B1  3,190,000  3,401,338
  40,503,638
TOTAL TECHNOLOGY   67,041,188
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.3%
US Air Inc., pass through trust
 8 5/8%, 9/1/98 B1  5,000,000  5,012,500
RAILROADS - 0.9%
Transtar Holdings LP/Transtar
 Cap Corp. 0%, 12/15/03 (c) B-  17,941,000  14,173,390
TOTAL TRANSPORTATION   19,185,890
UTILITIES - 7.7%
CELLULAR - 4.7%
Arch Communications Group, Inc.
 0%, 3/15/08 (c) B3  23,890,000  13,647,163
Microcell Telecommunications, Inc.
 0%, 6/1/06 (c) B3  29,540,000  16,468,550
Millicom International Cellular SA
 0%, 6/1/06 (c) B3  56,710,000  35,160,200
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  7,555,000  7,555,000
USA Mobile Communications, Inc.
 9 1/2%, 2/1/04 B2  1,280,000  1,209,600
  74,040,513
ELECTRIC UTILITY - 0.2%
AES China Generating Ltd.
 yankee 10 1/8%, 12/15/06 Ba3  2,200,000  2,282,500
TELEPHONE SERVICES - 2.8%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(f) -  13,850,000  8,829,375
GST USA, Inc.
 0%, 12/15/05 (c) -  12,430,000  7,613,375
MFS Communications, Inc. (c):
 0%, 1/15/04 B1  9,520,000  8,258,600
 0%, 1/15/06 B1  18,490,000  13,497,700
Pagemart, Inc.
 0%, 11/1/03 (c) -  1,330,000  1,050,700
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (c) Caa  6,290,000  5,252,150
  44,501,900
TOTAL UTILITIES   120,824,913
TOTAL NONCONVERTIBLE BONDS   1,008,300,102
TOTAL CORPORATE BONDS
 (Cost $999,782,437)   1,026,485,252
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 3.2%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 3.2%
5.875%, 11/30/01
 (Cost $49,531,250) Aaa $ 50,000,000 $ 49,273,500
COMMERCIAL MORTGAGE SECURITIES - 0.0%
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (f)(g)
 (Cost $182,359) -  1,350,000  208,440
COMMON STOCKS - 9.2%
 SHARES
AEROSPACE & DEFENSE - 0.4%
Thiokol Corp.   133,900  5,992,025
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.3%
American Azide (warrants) (a)(e)  102  1
American Pacific Corp. (warrants) (a)(e)  60,714  15,179
Foamex International, Inc.   307,600  5,075,400
  5,090,580
PACKAGING & CONTAINERS - 0.1%
Gaylord Container Corp. Class A (a)  240,800  1,474,900
TOTAL BASIC INDUSTRIES   6,565,480
DURABLES - 0.0%
TEXTILES & APPAREL - 0.0%
Hat Brands, Inc. (warrants) (a)(e)  27,466  89,263
HM/Hat Brands Trust Class I Unit (a)(e)  340,000  210,800
  300,063
ENERGY - 0.7%
OIL & GAS - 0.7%
Flores & Rucks, Inc. (a)  150,000  7,987,500
Harcor Energy, Inc. (a)  355,000  1,730,625
Harcor Energy, Inc. (warrants) (a)  330,000  660,000
  10,378,125
FINANCE - 1.2%
INSURANCE - 1.2%
American Financial Group, Inc.   474,700  17,919,925
Penncorp. Financial Group, Inc.   25,000  900,000
  18,819,925
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (f)  3,000  300,000
TOTAL FINANCE   19,119,925
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology, Inc.
 (warrants) (a)  3,212  417,560
HOLDING COMPANIES - 0.0%
SDW Holdings Corp. (a):
 (warrants)  3,720  19,158
 Series B (warrants)  4,450  75,650
  94,808
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
Allied Waste Industries, Inc. (a)  755,300 $ 6,986,525
MEDIA & LEISURE - 3.2%
BROADCASTING - 1.7%
American Radio Systems Corp.
 Class A (a)  342,800  9,341,300
Benedek Communications Corp.
 (warrants) (a)  57,600  172,800
CS Wireless Systems, Inc. (a)(f)  6,699  0
Jacor Communications, Inc. Class A (a)  209,400  5,732,325
PanAmSat Corp. (a)  254,200  7,117,600
United International Holdings, Inc.
 Class A (a)  441,100  5,403,475
  27,767,500
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)(e):
 $2.00 (warrant)  232,000  11,600
 $2.72 (warrant)  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc. (a)(f):
 Series H (warrants)  10,250  1,127,500
 Series I (warrants)  5,890  206,150
  1,333,650
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 (warrants) (a)  90,000  157,500
Host Marriott Corp. (a)  651,300  10,420,800
Motels of America, Inc. (a)  3,000  105,000
  10,683,300
PUBLISHING - 0.7%
Big Flower Press Holdings, Inc. (a)  580,500  10,884,375
TOTAL MEDIA & LEISURE   50,691,513
NONDURABLES - 1.0%
HOUSEHOLD PRODUCTS - 1.0%
Renaissance Cosmetics, Inc. unit (f)  12,750  12,750,000
Revlon, Inc. Class A (a)  113,300  3,384,838
  16,134,838
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (a)  35,870  4,484
Lamonts Apparel, Inc. (warrants) (a)  66,214  1
Mothers Work (a)(h)  209,100  2,143,275
  2,147,760
GROCERY STORES - 0.3%
Food 4 Less Holdings, Inc.
 (warrants) (a)(e)  9,348  112,176
Smith's Food & Drug Center, Inc.   149,100  4,622,100
  4,734,276
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Barry's Jewelers, Inc. (warrants) (a)  5,697  712
Town & Country Jewelry Manufacturing
 Corp. Class A (a)  8,374  3,140
  3,852
TOTAL RETAIL & WHOLESALE   6,885,888

 SHARES VALUE (NOTE 1)
SERVICES - 0.4%
Protection One, Inc. (a)  505,900 $ 4,995,763
Protection One, Inc. (warrants) (a)  74,560  521,920
Vestar/LPA Investment Corp. (a)  5,177  51,770
  5,569,453
TECHNOLOGY - 0.2%
COMMUNICATIONS EQUIPMENT - 0.1%
Hyperion Telecommunications, Inc.
 (warrants) (a)(f)  23,550  471,000
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Exide Electronics Group, Inc. (a)  117,600  1,734,600
Exide Electronics Group, Inc.
 (warrants) (a)(f)  6,380  191,400
  1,926,000
TOTAL TECHNOLOGY   2,397,000
UTILITIES - 0.8%
CELLULAR - 0.3%
Arch Communications Group, Inc. (a)  351,737  3,297,534
Intercel, Inc. (warrants) (a)  53,504  374,528
Microcell Telecommunications, Inc. (a):
 (warrants)   118,160  1,477,000
 (conditional warrants)  118,160  73,850
  5,222,912
ELECTRIC UTILITY - 0.0%
El Paso Electric Co. (a)  6,900  44,850
TELEPHONE SERVICES - 0.5%
WorldCom, Inc. (a)  300,000  7,818,750
TOTAL UTILITIES   13,086,512
TOTAL COMMON STOCKS
 (Cost $131,566,252)   144,619,715
PREFERRED STOCKS - 10.6%
CONVERTIBLE PREFERRED STOCKS - 1.4%
FINANCE - 0.5%
INSURANCE - 0.5%
Pennsylvania Corp. Financial Group, Inc.
 Series II, $3.50 (f)  150,000  8,700,000
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.4%
Benedek Communications Corp. 15%  57,600  5,673,600
LODGING & GAMING - 0.5%
Host Marriott Financial Trust
 $3.375 (a)(f)  151,200  8,070,300
TOTAL MEDIA & LEISURE   13,743,900
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. pay-in-kind   128  96
TOTAL CONVERTIBLE PREFERRED STOCKS   22,443,996
NONCONVERTIBLE PREFERRED STOCKS - 9.2%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  193,351  627,648
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
FINANCE - 0.7%
SAVINGS & LOANS - 0.7%
California Federal Bank
 Series B, $10.625  15,610 $ 1,726,856
Chevy Chase Capital Corp.,
 Series A, $5.1875  180,000  9,315,000
  11,041,856
HOLDING COMPANIES - 0.1%
SDW Holdings Corp. (f)   44,500  1,624,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8% (a)(e)  1,589  1,235,114
MEDIA & LEISURE - 7.2%
BROADCASTING - 7.0%
Cablevision Systems Corp., Series H,
 $11.75 exchangeable pay-in-kind  193,949  18,134,232
Chancellor Radio Broadcasting Co.,
 Series A, exchangeable (a)  64,300  7,137,300
PanAmSat Corp. 12 3/4% pay-in-kind  39,533  48,427,925
Time Warner, Inc., Series M,
 exchangeable pay-in-kind  33,341  36,174,985
  109,874,442
PUBLISHING - 0.2%
K-III Communications Corp., Series B,
 $11.625 pay-in-kind (a)  27,428  2,777,085
TOTAL MEDIA & LEISURE   112,651,527
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetics, Inc.
 pay-in-kind 14% (f)  446  383,560
SERVICES - 0.2%
Loewen Group Capital LP,
 Series A, $2.36  91,000  2,411,500
TECHNOLOGY - 0.9%
COMPUTER SERVICES & SOFTWARE - 0.9%
ICG Holdings, Inc.
 exchangeable pay-in-kind  12,269  13,557,245
TOTAL NONCONVERTIBLE PREFERRED STOCKS   143,532,700
TOTAL PREFERRED STOCKS
 (Cost $154,537,705)   165,976,696
CASH EQUIVALENTS - 11.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 179,625,334 $179,558,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,515,158,003)  $ 1,566,121,603
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION COST
SECURITY DATE (000S)
American Azide (warrants)  2/5/92 $ 1
American Pacific Corp. (warrants)  2/5/92 $ 15,179
Ampex Corp. 8%  2/16/95 $ 834,225
Food 4 Less Holdings, Inc.  12/30/92
 (warrants) to  5/17/93 $ 229,281
Hat Brands, Inc.  9/2/92 to
 (warrants)  2/23/94 $ -
HM/Hat Brands Trust
 Class I Unit  2/22/94 $ 340,000
Live Entertainment, Inc.
 (warrants):
 $2.00  3/23/93 $ 220,717
 $2.72  3/23/93 $ 131,863
WCI Communities LP
 17%, 7/24/98  7/24/95 $ 4,937,231
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $171,166,067 or 10.8% of net assets.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
8. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mothers Work   153,555  -  -  2,143,275
TOTALS  $ 153,555 $ - $ - $ 2,143,275
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,751,402,823 and $1,372,062,734, respectively, of which U.S. government and government agency obligations aggregated $123,798,438 and $76,085,547, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,168 for the period (see
Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 3.2% AAA, AA, A  3.2%
Baa 0.0% BBB  0.0%
Ba 5.6% BB  11.0%
B 48.6% B  45.1%
Caa 7.2% CCC  4.1%
Ca, C 0.1% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 2.9%. FMR has determined that unrated debt securities that are lower quality account for 2.9% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,515,230,055. Net unrealized appreciation aggregated $50,891,548, of which $82,915,487 related to appreciated investment securities and $32,023,939 related to depreciated investment securities.
The fund hereby designates approximately $5,382,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $179,558,000) (cost $1,515,158,003)       $ 1,566,121,603
- See accompanying schedule

Cash                                                                                                          837

Receivable for investments sold                                                                                   2,334,175

Receivable for fund shares sold                                                                                   6,562,145

Dividends receivable                                                                                              1,357,186

Interest receivable                                                                                               20,619,080

 TOTAL ASSETS                                                                                                     1,596,995,026

LIABILITIES

Payable for investments purchased                                                                  $ 6,205,205

Payable for fund shares redeemed                                                                     1,019,389

Accrued management fee                                                                               759,029

Other payables and                                                                                   189,597
accrued expenses

 TOTAL LIABILITIES                                                                                                8,173,220

NET ASSETS                                                                                                       $ 1,588,821,806

Net Assets consist of:

Paid in capital                                                                                                  $ 1,409,715,693

Undistributed net investment income                                                                                113,174,121

Accumulated undistributed net realized gain (loss) on investments and foreign                                     14,968,408
currency transactions

Net unrealized appreciation (depreciation) on investments                                                    50,963,584
and assets and liabilities in foreign currencies

NET ASSETS, for 126,885,405 shares outstanding                                                                   $ 1,588,821,806

NET ASSET VALUE, offering price                                                                                  $12.52
and redemption price per share ($1,588,821,806 (divided by) 126,885,405 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 14,136,865
Dividends

Interest                                                                          108,216,784

 TOTAL INCOME                                                                     122,353,649

EXPENSES

Management fee                                                     $ 7,422,311

Transfer agent fees                                                 670,254

Accounting fees and expenses                                        662,535

Non-interested trustees' compensation                               9,623

Registration fees                                                   4,022

Custodian fees and expenses                                         57,474

Audit                                                               47,856

Legal                                                               15,253

Miscellaneous                                                       9,056

 Total expenses before reductions                                   8,898,384

 Expense reductions                                                 (53,442       8,844,942
                                                                   )

NET INVESTMENT INCOME                                                             113,508,707

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              15,835,086

 Foreign currency transactions                                      2,041         15,837,127

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              35,061,068

 Assets and liabilities in                                          4,554         35,065,622
 foreign currencies

NET GAIN (LOSS)                                                                   50,902,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 164,411,456

OTHER INFORMATION                                                                $ 36,272
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                       17,170

                                                                                 $ 53,442


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 113,508,707     $ 76,879,046
Net investment income

 Net realized gain (loss)                                                                    15,837,127        21,706,316

 Change in net unrealized appreciation (depreciation)                                        35,065,622        49,316,188

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 164,411,456       147,901,550

Distributions to shareholders                                                                   (81,893,762)      (43,871,918)
From net investment income

 From net realized gain                                                                          (16,022,693)      -

 TOTAL DISTRIBUTIONS                                                                        (97,916,455)      (43,871,918)

Share transactions                                                                               1,058,212,273     747,404,302
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 97,916,455        43,871,918

 Cost of shares redeemed                                                                        (673,801,481)     (424,723,050)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         482,327,247       366,553,170

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        548,822,248       470,582,802

NET ASSETS

 Beginning of period                                                                             1,039,999,558     569,416,756

 End of period (including undistributed net investment income of $113,174,121 and
$76,334,012, respectively)                                                                      $ 1,588,821,806   $ 1,039,999,558

OTHER INFORMATION
Shares

 Sold                                                                                            89,104,560        66,375,373

 Issued in reinvestment of distributions                                                         8,680,536         4,326,619

 Redeemed                                                                                       (57,202,172)      (37,385,468)

 Net increase (decrease)                                                                         40,582,924        33,316,524



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                       YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA                                1996                       1995          1994        1993 C      1992

Net asset value, beginning of period                   $ 12.050                   $ 10.750      $ 11.990    $ 10.820    $ 9.550

Income from Investment Operations                      .927                       .856          .770        .728        .790
Net investment income

 Net realized and unrealized gain (loss)               .643                       1.224         (.910)      1.332       1.290

 Total from investment operations                      1.570                      2.080         (.140)      2.060       2.080

Less Distributions

 From net investment income                            (.920)                     (.780)        (.730)      (.794)      (.810)

 In excess of net investment income                    -                          -             -           (.036)      -

 From net realized gain                                (.180)                     -             (.370)      (.060)      -

 Total distributions                                   (1.100)                    (.780)        (1.100)     (.890)      (.810)

Net asset value, end of period                         $ 12.520                   $ 12.050      $ 10.750    $ 11.990    $ 10.820

TOTAL RETURN A, B                                      14.03%                     20.72%        (1.64)%     20.40%      23.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 1,588,822                $ 1,040,000   $ 569,417   $ 463,931   $ 200,591

Ratio of expenses to average net assets                .71%                       .71%          .71%        .64%        .67%
                                                                                                      D

Ratio of net investment income to average net assets   9.09%                      9.32%         8.75%       8.69%       10.98%

Portfolio turnover rate                                123%                       132%          122%        155%        160%

Average commission rate E                              $ .0370

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. B TOTAL RETURNS DO NOT
REFLECT CHARGES ATTRIBUTABLE TO
YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE
CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C EFFECTIVE
JANUARY 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES. D FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity of variable life insurance products. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,685,221 or 0.4% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .59% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc., each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owner of 10% or more of the total outstanding shares of the fund, totaling 53%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
8. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity High Yield Fund and transfer the assets of Fidelity Advisor Annuity High Yield Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: High Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: High Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of High Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.11 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.89 per share from net investment income.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets during
                                         the
                                         last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.


DISTRIBUTIONS
The Board of Trustees of Overseas Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.31 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.33 per share from net investment income.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1996           YEAR     YEARS    FUND

OVERSEAS                    13.15%   9.15%    7.88%

Morgan Stanley EAFE Index   6.05%    8.15%    7.38%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's figures to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 28, 1987.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970114 110207 S00000000000001
             VIP:  Overseas              MS EAFE Index
             00154                       MS001
  1987/01/28      10000.00                    10000.00
  1987/01/31      10000.00                     9997.46
  1987/02/28      10010.00                    10296.66
  1987/03/31      10460.00                    11140.41
  1987/04/30      11220.00                    12319.18
  1987/05/31      11060.00                    12319.14
  1987/06/30      10520.00                    11926.66
  1987/07/31      10400.00                    11905.82
  1987/08/31      11320.00                    12798.54
  1987/09/30      11070.00                    12597.05
  1987/10/31       8760.00                    10831.98
  1987/11/30       8840.00                    10938.65
  1987/12/31       9462.16                    11263.46
  1988/01/31       9138.32                    11464.55
  1988/02/29       9381.20                    12228.75
  1988/03/31       9806.24                    12980.64
  1988/04/30       9968.16                    13169.27
  1988/05/31       9786.00                    12747.12
  1988/06/30       9613.96                    12411.13
  1988/07/31       9543.12                    12800.51
  1988/08/31       9209.16                    11968.24
  1988/09/30       9603.84                    12491.19
  1988/10/31      10028.88                    13559.96
  1988/11/30      10211.04                    14367.68
  1988/12/31      10231.28                    14447.79
  1989/01/31      10534.87                    14701.99
  1989/02/28      10717.03                    14777.56
  1989/03/31      10707.38                    14487.53
  1989/04/30      11023.50                    14621.89
  1989/05/31      10615.60                    13826.42
  1989/06/30      10574.81                    13593.67
  1989/07/31      11563.97                    15300.67
  1989/08/31      11482.39                    14612.54
  1989/09/30      12196.21                    15278.16
  1989/10/31      11533.38                    14664.33
  1989/11/30      12155.42                    15401.50
  1989/12/31      12920.24                    15969.77
  1990/01/31      12746.88                    15375.56
  1990/02/28      12449.36                    14302.43
  1990/03/31      12919.92                    12812.46
  1990/04/30      12991.52                    12710.78
  1990/05/31      13840.58                    14161.09
  1990/06/30      14147.46                    14036.37
  1990/07/31      14863.53                    14234.08
  1990/08/31      13349.56                    12851.83
  1990/09/30      12081.09                    11060.74
  1990/10/31      13206.34                    12784.21
  1990/11/30      12797.16                    12030.10
  1990/12/31      12705.10                    12224.98
  1991/01/31      12827.85                    12620.40
  1991/02/28      13260.02                    13973.29
  1991/03/31      12872.18                    13134.44
  1991/04/30      13155.20                    13263.42
  1991/05/31      13186.64                    13401.82
  1991/06/30      12463.37                    12417.04
  1991/07/31      13081.82                    13027.11
  1991/08/31      13123.75                    12762.56
  1991/09/30      13658.34                    13481.84
  1991/10/31      13752.68                    13672.96
  1991/11/30      13260.02                    13034.64
  1991/12/31      13721.24                    13707.79
  1992/01/31      13888.95                    13415.00
  1992/02/29      13599.52                    12934.85
  1992/03/31      13323.28                    12080.93
  1992/04/30      14152.01                    12138.36
  1992/05/31      14768.23                    12950.85
  1992/06/30      14491.99                    12336.56
  1992/07/31      13567.65                    12020.83
  1992/08/31      13450.78                    12774.79
  1992/09/30      12908.92                    12522.52
  1992/10/31      12027.08                    11865.66
  1992/11/30      11963.33                    11977.32
  1992/12/31      12250.20                    12039.27
  1993/01/31      12600.81                    12037.79
  1993/02/28      12847.62                    12401.41
  1993/03/31      13738.91                    13482.39
  1993/04/30      14651.94                    14761.90
  1993/05/31      14967.16                    15073.67
  1993/06/30      14597.60                    14838.49
  1993/07/31      15173.67                    15357.91
  1993/08/31      15988.88                    16186.97
  1993/09/30      15901.92                    15822.62
  1993/10/31      16478.00                    16310.23
  1993/11/30      15782.36                    14884.55
  1993/12/31      16825.82                    15959.32
  1994/01/31      17923.63                    17308.60
  1994/02/28      17607.51                    17260.66
  1994/03/31      17170.60                    16517.22
  1994/04/30      17738.58                    17218.03
  1994/05/31      17520.13                    17119.18
  1994/06/30      17334.44                    17361.11
  1994/07/31      17793.20                    17528.07
  1994/08/31      18000.73                    17943.05
  1994/09/30      17531.05                    17377.92
  1994/10/31      17891.50                    17956.61
  1994/11/30      17214.29                    17093.61
  1994/12/31      17115.99                    17200.65
  1995/01/31      16406.01                    16539.88
  1995/02/28      16449.17                    16492.41
  1995/03/31      16955.64                    17521.06
  1995/04/30      17440.09                    18180.00
  1995/05/31      17682.31                    17963.28
  1995/06/30      17847.46                    17648.27
  1995/07/31      18640.19                    18746.98
  1995/08/31      18122.72                    18031.85
  1995/09/30      18386.96                    18384.02
  1995/10/31      18023.62                    17889.85
  1995/11/30      18232.82                    18387.61
  1995/12/31      18783.33                    19128.45
  1996/01/31      19135.65                    19206.98
  1996/02/29      19177.79                    19271.92
  1996/03/31      19471.10                    19681.17
  1996/04/30      20012.59                    20253.37
  1996/05/31      20023.87                    19880.67
  1996/06/30      20170.53                    19992.56
  1996/07/31      19572.63                    19408.23
  1996/08/31      19719.29                    19450.76
  1996/09/30      20294.62                    19967.48
  1996/10/31      20091.56                    19763.16
  1996/11/30      21140.70                    20549.50
  1996/12/31      21253.51                    20285.15
IMATRL PRASUN   SHR__CHT 19961231 19970114 110211 R00000000000123

Let's say hypothetically that $10,000 was invested in Overseas Portfolio on January 28, 1987, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $21,254 - a 112.54% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Morgan Stanley EAFE Index would have grown to $20,285 over the same period - a 102.85% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Veba AG Ord          2.6

Volvo AB Class B     2.2

Toyota Motor Corp.   2.0

Novartis AG (Reg.)   1.8

Total SA Class B     1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                   % OF FUND'S
                   INVESTMENTS

Finance            14.3

Durables           12.4

Basic Industries   10.7

Utilities          8.5

Energy             8.3

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1996
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S
                               INVESTMENTS

Japan                          22.4

United Kingdom                 12.7

France                         9.4

Germany                        6.6

Netherlands                    6.0

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio
Q. RICK, HOW DID THE FUND PERFORM?
A. Quite well. For the 12-month period that ended December 31, 1996, the fund outperformed the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australia and the Far East. The index had a total return of 6.05% for the period.
Q. WHAT WERE SOME OF THE MORE SIGNIFICANT CHANGES YOU MADE TO THE PORTFOLIO OVER THE COURSE OF THE YEAR?
A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales in European cyclical stocks, which tend to benefit from a strong economy. This strategy has been effective in moving the fund into undervalued European equities that I believe have appealing risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.
Q. DOES THIS MEAN YOU HAVE A NEGATIVE VIEW ON JAPAN?
A. Not at all. In fact, I solidified the fund's position in what I consider my value holdings in Japan. These are companies that I believe will benefit from the weak yen, the recent Japanese economic revival, world economic growth and solid management intent on raising the value of their businesses. I only invest with conviction, and I believed in the fund's remaining Japanese holdings. Some examples included Toyota and Honda, and broad-based export companies such as Canon.
Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE . . .
A. Six months ago, I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor-performing subsidiaries and redeploying excess cash more efficiently.
Q. WHAT SPECIFIC TYPES OF COMPANIES DID YOU LIKE IN EUROPE?
A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell Transport & Trading and British Petroleum.
Q. MANY OF THE FUND'S CANADIAN HOLDINGS ARE RELATIVELY NEW TO THE PORTFOLIO. WHAT WAS THE STORY THERE?
A. Many Canadian oil and gas, natural resources and bank stocks were attractively valued during the period. Two additions included Canadian Natural Resources and Inco.
Q. DID YOU HAVE ANY DISAPPOINTMENTS?
A. Yes. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet, which is one of the fund's French holdings. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it's also been reported that the government will take steps to oust the management if they choose not to comply. I think it's unfortunate that the government may be unduly influencing management's decision-making process.
Q. WHAT'S YOUR OUTLOOK?
A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. I think the key to a company's stock price will be the company's shareholder-friendly attitude, reflected in stock buybacks or a proactive management. Therefore, I will try to position the fund in companies that could benefit from economic growth and that are focused on providing returns for shareholders.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Perez Companc Class B  406,980 $ 2,861,596
AUSTRALIA - 1.4%
Brambles Industries Ltd.   375,600  7,329,296
CSR Ltd.   1,521,102  5,319,811
Coles Myer Ltd.   680,400  2,801,427
Western Mining Holdings Ltd.   917,611  5,783,849
Woolworths Ltd.   1,143,300  2,753,519
  23,987,902
BELGIUM - 0.2%
Credit Communal Holding/Dexia (b)  26,000  2,371,343
Delhaize Freres & Cie Le Lion SA  22,000  1,306,491
  3,677,834
BERMUDA - 0.2%
Fuji International Trust unit
 sponsored ADR (a)(b)  100  2,630,565
BRAZIL - 1.0%
Multicanal Participacoes SA
 sponsored ADR (a)  90,500  1,159,531
Telebras sponsored ADR  213,300  16,317,450
  17,476,981
CANADA - 2.5%
Alliance Communications Corp.
 Class B (non-vtg.) (a)  28,900  255,090
Alcan Aluminium Ltd.   259,900  8,768,556
BCE, Inc.   102,800  4,896,845
Bre-X Minerals Ltd. (a)   289,700  4,585,834
Bro-X Minerals Ltd. (a)  41,630  72,883
Canada Occidental Petroleum Ltd.   66,600  1,071,255
Canadian Natural Resources Ltd. (a)  190,400  5,222,337
Greenstone Resources Ltd. (a)  138,000  1,605,646
Inco Ltd.   403,600  12,880,694
Renaissance Energy Ltd. (a)   64,100  2,181,322
  41,540,462
DENMARK - 0.5%
Den Danske Bank Group AS  31,900  2,570,617
International Service Systems AS,
 Series B  178,100  4,683,264
Unidanmark AS Class A  32,500  1,681,652
  8,935,533
EMERGING MARKETS - 0.1%
GT Global Developing Markets Fund  51,000  592,875
Templeton Dragon Fund, Inc.   22,500  362,812
  955,687
FINLAND - 1.8%
Cultor OY, Series 1  56,100  3,045,470
Huhtamaki Ord.   176,300  8,192,521
Metsa-Serla Ltd. Class B  343,400  2,572,592
Nokia Corp. AB, Series A  31,800  1,842,317
Pohjola Class B  226,500  5,090,496
UPM-Kymmene Corp.   77,200  1,617,693
Valmet OY  317,100  5,577,412
Valmet OY (b)  108,000  1,885,521
  29,824,022
FRANCE - 9.4%
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  280,739  22,545,668
Axa SA  134,018  8,521,376
CLF-Dexia  56,000  4,877,071

 SHARES VALUE (NOTE 1)
Canal Plus SA  35,300 $ 7,794,566
Compagnie de Saint Gobain  9,500  1,343,545
Credit Commercial de France Ord.   50,500  2,335,260
Eramet SA  159,097  8,338,032
Generale des Eaux, Cie  18,500  2,292,004
Groupe Danone  33,000  4,597,110
Lafarge Coppee SA  70,190  4,210,048
Michelin SA (Compagnie Generale des
 Etablissements) Class B  325,824  17,584,451
Nationale Elf Aquitaine  139,400  12,685,669
Paribas SA (Cie Financiere) Class A  13,300  899,224
Pechiney SA Class A  468,480  19,623,806
Peugeot SA Ord.   18,000  2,025,434
Rhone Poulenc SA Class A  24,800  845,303
Societe Generale Class A  25,800  2,788,786
Total SA Class B  338,215  27,500,333
Usinor Sacilor  374,300  5,445,019
Valeo SA  4,900  302,119
  156,554,824
GERMANY - 6.3%
Allianz Versich Holdings Ord. (Reg.)  450  817,094
BASF AG  125,100  4,747,551
Bayer AG  291,500  11,913,396
Buderus AG  2,900  1,429,776
Continental Gummi-Werke AG  207,200  3,736,724
Daimler-Benz AG Ord. (a)  151,600  10,439,403
Dresdner Bank AG Ord.   55,700  1,663,954
Hoechst AG Ord.   98,900  4,629,020
Karstadt AG  3,700  1,200,130
Mannesmann AG Ord.   10,500  4,550,114
New Germany Fund, Inc. (The)  106,000  1,417,750
Veba AG Ord.   756,800  43,822,230
Volkswagen AG  35,600  14,757,314
  105,124,456
HONG KONG - 2.1%
Great Eagle Holdings Ltd.   994,000  4,099,632
HSBC Holdings PLC  700,000  15,228,570
Hong Kong & China Gas Co. Ltd.   2,220,000  4,291,034
Hutchison Whampoa Ltd. Ord.   234,000  1,837,934
Hysan Development Co. Ltd.   1,481,000  5,897,576
Oriental Press Group Ltd. (warrants) (a)  337,800  24,021
Peregrine Investments Holdings Ltd.   1,168,000  2,000,905
Wharf Holdings Ltd. (b)  380,000  1,896,438
  35,276,110
INDONESIA - 0.2%
Matahari Putra Prima PT (For. Reg.)  2,724,000  3,171,465
IRELAND - 0.8%
Bank of Ireland, Inc.   998,600  9,117,508
Independent Newspapers PLC  824,216  4,094,458
  13,211,966
ITALY - 1.5%
Credito Italiano Ord.   1,430,300  1,571,635
Eni Spa  2,141,500  11,007,995
Magneti Marelli Spa  1,524,400  1,897,970
Montedison Spa Ord. (a)  1,294,852  885,413
Olivetti & Co. Spa Ord. (a)  4,522,150  1,586,031
Pirelli Spa Ord.   1,593,200  2,941,860
SAI (Sta Assieuratrice Industriale) Spa 193,100 1,772,756 Telecom Italia Mobile Spa 711,400 1,801,933
Telecom Italia Spa  709,700  1,842,042
  25,307,635
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - 22.3%
Acom Co. Ltd.   35,900 $ 1,529,504
Amway Japan Ltd.   159,900  5,130,039
Aoyama Trading Co. Ord.   221,800  5,891,712
Asahi Breweries Ltd.   241,000  2,494,179
Asahi Chemical Industry Co. Ltd.   250,000  1,414,403
Bank of Tokyo-Mitsubishi Ltd.   120,000  2,225,097
Bridgestone Corp.   160,000  3,035,791
Canon, Inc.   886,000  19,561,535
Citizen Watch Co. Ltd. Ord.   445,000  3,185,425
DDI Corp. Ord.   802  5,298,249
Daito Trust Construction Co.   704,400  7,836,792
Daiwa House Industry Co. Ltd.   280,000  3,598,103
Daiwa Securities Co. Ltd.   811,000  7,204,226
Denny's Japan Co. Ltd.   67,000  2,045,537
Fuji Bank Ltd.   256,000  3,731,263
Fuji Photo Film Co. Ltd.   775,000  25,532,557
Fujitsu Ltd.   346,000  3,222,768
Hitachi Koki Co. Ltd. Ord.   144,000  1,029,547
Hitachi Ltd.   1,041,000  9,696,248
Hitachi Maxell Ltd.   353,000  7,793,704
Honda Motor Co. Ltd.   541,000  15,443,812
Hoya Corp.   31,000  1,216,473
Ito-Yokado Co. Ltd.   277,000  12,040,362
Jusco Co. Ltd.   51,000  1,728,590
Kao Corp.   136,000  1,583,441
Kobe Steel Ltd. Ord. (a)  733,000  1,542,492
Komatsu Ltd. Ord.   1,144,000  9,373,006
Kyocera Corp.   26,000  1,618,974
Matsushita Electric Industrial Co. Ltd.   877,000  14,295,213
Minebea Co. Ltd.   707,000  5,902,337
Minolta Camera Co. Ltd.   141,000  852,445
Mitsubishi Electric Co. Ord.   672,000  3,998,965
Mitsubishi Estate Co. Ltd.   265,000  2,719,707
Mitsubishi Heavy Industries Ltd.   1,001,000  7,942,389
NEC Corp.   132,000  1,593,790
NKK Corp. (a)  684,000  1,539,664
Namco Ltd.   69,100  2,115,610
Nichiei Co. Ltd.   27,900  2,057,309
Nikko Securities Co. Ltd.   537,000  4,001,449
Nintendo Co. Ltd. Ord.   190,800  13,641,501
Nippon Telegraph &
 Telephone Corp. Ord.   220  1,665,890
Nitto Denko Corp.   107,000  1,568,780
Nomura Securities Co. Ltd.   755,000  11,329,883
Omron Corp.   156,000  2,932,988
Onward Kashiyama & Co. Ltd.   307,000  4,315,740
Orix Corp.   242,000  10,059,853
Ricoh Co. Ltd. Ord.   578,000  6,629,927
Rohm Co. Ltd.   80,000  5,243,639
Sakura Bank Ltd.   913,000  6,519,741
Sankyo Co. Ltd.   216,000  6,110,220
Sekisui Chemical Co. Ltd.   232,000  2,341,009
Sho Bond Corp. Ord.   1,800  48,435
Sony Corp.   211,500  13,844,631
TDK Corp.   106,000  6,902,113
Tadano Ltd.   17,000  120,664
Takeda Chemical Industries Ltd. (a)  1,216,000  25,484,088
Toyota Motor Corp.   1,148,000  32,969,728
Uni Charm Corp. Ord.   75,000  1,836,999
Uny Co. Ltd.   221,000  4,040,707
York Benimaru Co.   22,300  621,207
  371,250,450

 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   200,070 $ 5,824,523
MEXICO - 0.4%
Cifra SA Class C (a)  1,824,100  2,220,282
Gruma SA Class B sponsored ADR (a)(b)  83,400  2,001,600
Tubos De Acero De Mexico ADR (a)  144,900  2,300,288
  6,522,170
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  362,000  1,806,058
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   35,200  343,200
NETHERLANDS - 6.0%
AKZO Nobel NV  112,000  15,293,641
DSM NV  61,900  6,102,968
ING Groep NV  426,862  15,362,389
KBB NV Ord.   34,300  2,470,838
KLM Royal Dutch Air Lines NV  76,896  2,162,325
Koninklijke KNP BT NV  32,600  711,115
New Holland NV (a)  146,000  3,047,750
Philips Electronics NV (Bearer)  292,900  11,863,102
Royal Dutch Petroleum Co. Ord.   115,500  20,242,406
Unilever NV Ord.   76,600  13,544,500
Vendex International NV  18,400  786,762
Vendex International NV (b)  188,500  8,060,030
  99,647,826
NETHERLANDS ANTILLES - 0.4%
Schlumberger Ltd.   60,300  6,022,463
NORWAY - 1.4%
Den Norske Bank AS Class A
 Free shares  1,903,000  7,310,050
Norsk Hydro AS  156,350  8,481,828
Orkla AS Class B (non-vtg.)  30,400  1,925,619
Saga Petroleum AS Class B  323,100  5,065,851
  22,783,348
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  78,600  1,326,375
PORTUGAL - 0.1%
Telecel Comunicacoes Pessoais SA (a)  19,700  1,257,041
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   2,529,000  2,313,055
SOUTH AFRICA - 0.2%
JCI Ltd. (a)   280,000  2,753,019
SPAIN - 3.6%
ACERINOX SA (Reg.)  27,050  3,906,829
Banco Bilbao Vizcaya SA Ord. (Reg.)  258,000  13,923,935
Banco de Santander SA Ord. (Reg.)  193,000  12,347,602
Banco Intercontinental Espanol  30,600  4,742,305
FOCSA (Fomento Construcciones y
 Contratas SA)  30,664  2,856,528
Tabacalera SA, Series A  276,700  11,908,176
Telefonica de Espana SA Ord.   474,500  11,014,069
  60,699,444
SWEDEN - 5.6%
ABB AB, Series B  15,000  1,690,597
Assi Doman AB Free shares  59,500  1,650,449
Astra AB Class A Free shares  102,400  5,038,038
Bure Investment AB (b)  62,000  733,176
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Electrolux AB  115,000 $ 6,648,515
Esselte AB Class B Free shares  86,700  1,911,295
Investor AB Class B Free shares  161,300  7,099,918
Nordbanken AB  113,900  3,433,803
Scania AB Class B  377,500  9,396,648
Scania AB, Series B (warrants) (a)  170,000  151,395
Skandia Foersaekrings AB  230,000  6,480,623
Skandinaviska Enskilda Banken Class A
 Free shares  198,600  2,029,593
Svenska Cellulosa AB (SCA)
 Class B Ord.   95,400  1,928,989
Svenska Handelsbanken  54,000  1,545,188
Swedish Match Co.   1,807,000  6,331,418
Volvo AB Class B  1,674,500  36,791,989
  92,861,634
SWITZERLAND - 3.3%
Credit Suisse Group (Reg.)  88,700  9,091,502
Julius Baer Holding AG  1,600  1,673,351
Nestle SA (Reg.)  5,925  6,346,795
Novartis AG (Reg.)  26,258  30,006,347
Roche Holding AG
 participation certificates  900  6,987,328
  54,105,323
UNITED KINGDOM - 12.7%
Asda Group PLC  1,738,900  3,663,845
BAT Industries PLC Ord.   200,100  1,659,013
Barclays PLC Ord.   518,000  8,864,467
Barratt Developments PLC  1,384,725  5,977,525
Bass PLC Ord.   236,100  3,324,491
Blue Circle Industries PLC  409,800  2,506,095
Boots Co. PLC (The)  303,600  3,130,802
British Airways PLC Ord.   203,600  2,115,271
British Aerospace PLC  134,500  2,944,493
British Petroleum PLC Ord.   1,498,136  17,964,149
British Telecommunications PLC Ord.   725,500  4,908,987
Cable & Wireless PLC Ord.   321,400  2,686,724
Caradon PLC  2,104,700  8,652,843
Christies International PLC  86,800  344,957
Cookson Group PLC  3,517,200  14,188,789
Courtaulds PLC Ord.   42,800  289,600
Dixons Group PLC  1,022,700  9,512,736
Glaxo Holdings PLC  524,800  8,540,333
Granada Group PLC  652,900  9,651,945
Grand Metropolitan PLC  1,446,745  11,350,496
ICI (Imperial Chemical Industries)
 PLC Ord.   123,300  1,625,283
Ladbroke Group PLC Ord.   463,000  1,840,036
Lloyds TSB Group PLC  2,158,267  15,934,550
Lucas Varity PLC  210,000  802,198
National Grid Co. PLC  1,046,400  3,495,342
National Westminster Bank PLC Ord.   304,020  3,572,594
Prudential Corp. PLC  362,913  3,058,616
Redland PLC Ord.   428,000  2,705,375
Rentokil Group PLC  112,800  850,196
Rolls Royce PLC Ord.   945,384  4,161,968
Rugby Group PLC  1,465,600  2,359,938
Sears PLC  2,152,400  3,465,838
Shell Transport & Trading Co. PLC:
 (Reg.)  940,000  16,279,324
 ADR   17,300  1,771,088
SmithKline Beecham PLC Ord.   786,347  10,883,860

 SHARES VALUE (NOTE 1)
Unigate PLC  313,800 $ 2,236,164
Unilever PLC Ord.   269,600  6,534,821
Vodafone Group PLC  1,713,404  7,249,601
Vodafone Group PLC sponsored ADR  18,400  761,300
Wickes PLC  806,200  276,204
  212,141,857
UNITED STATES OF AMERICA - 2.1%
Alumax, Inc. (a)  360,100  12,018,338
Aluminum Co. of America  196,000  12,495,000
Jefferson Smurfit Corp. (a)  20,700  332,494
Kaiser Aluminum Corp. (a)  414,300  4,816,238
MCI Communications Corp.   115,500  3,775,406
Newmont Mining Corp.   42,500  1,901,875
  35,339,351
TOTAL COMMON STOCKS
 (Cost $1,250,112,325)   1,447,534,175
PREFERRED STOCKS - 1.6%
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust exchangeable  71,700  1,174,088
NONCONVERTIBLE PREFERRED STOCKS - 1.5%
GERMANY - 0.3%
Volkswagen AG  13,900  4,499,578
ITALY - 1.2%
SAI (Sta Assicuratrice Industriale) Spa  587,000  2,098,584
Stet (Societa Finanziaria
 Telefonica) Spa  4,463,700  15,061,323
Telecom Italia Mobile Spa de Risp  2,219,000  3,217,406
  20,377,313
TOTAL NONCONVERTIBLE PREFERRED STOCKS   24,876,891
TOTAL PREFERRED STOCKS
 (Cost $17,409,312)   26,050,979
CORPORATE BONDS - 0.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BERMUDA - 0.3%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $4,974,627) Aa2 $ 4,392,000  4,655,520
GOVERNMENT OBLIGATIONS - 0.0%
U.S. Treasury Bills, yield at date of purchase
 4.97% to 5.33%, 3/6/97 (c)
 (Cost $491,752)   500,000  495,650
CASH EQUIVALENTS - 11.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 186,103,763 $ 186,034,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,459,022,016)  $ 1,664,770,324
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
142 Nikkei 225 Stock
Index Contracts Mar. 1997 $ 13,759,800 $ (470,340)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.8%
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,578,673 or 1.2% of net assets.
3. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $421,303.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,375,490,679 and $1,257,669,344, respectively.
The market value of futures contracts opened and closed during the period amounted to $21,162,620 and $6,694,480 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $362,193 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    10.7
Construction & Real Estate    3.3
Durables    12.4
Energy    8.3
Finance    14.3
Health    5.7
Holding Companies   0.1
Industrial Machinery & Equipment    4.3
Media & Leisure   2.6
Nondurables   5.3
Precious Metals   0.9
Retail & Wholesale   4.5
Services    0.7
Repurchase Agreements   11.2
Technology    6.1
Transportation   0.7
Utilities   8.5
   100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,461,448,025. Net unrealized appreciation aggregated $203,322,299, of which $263,621,221 related to appreciated investment securities and $60,298,922 related to depreciated investment securities.
The fund hereby designates approximately $90,538,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $36,399,701. Taxes accrued or paid to foreign countries were $4,140,215. VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $186,034,000) (cost $1,459,022,016)       $ 1,664,770,324
-
See accompanying schedule

Cash                                                                                                               343,982

Receivable for investments sold                                                                                    4,499,183

Receivable for fund shares sold                                                                                    1,381,858

Dividends receivable                                                                                               2,631,493

Interest receivable                                                                                                10,980

Other receivables                                                                                                  48,345

 TOTAL ASSETS                                                                                                    1,673,686,165

LIABILITIES

Payable for investments purchased                                                                  $ 3,244,113

Payable for fund shares redeemed                                                                    1,450,217

Accrued management fee                                                                              1,031,065

Payable for daily variation on                                                                       16,374
futures contracts

Other payables and                                                                                  343,158
accrued expenses

 TOTAL LIABILITIES                                                                                                 6,084,927

NET ASSETS                                                                                                       $ 1,667,601,238

Net Assets consist of:

Paid in capital                                                                                                  $ 1,325,904,904

Undistributed net investment income                                                                               22,748,929

Accumulated undistributed net realized gain (loss) on investments and foreign                                     113,659,177
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         205,288,228
and assets and liabilities in foreign currencies

NET ASSETS, for 88,524,438                                                                                       $ 1,667,601,238
shares outstanding

NET ASSET VALUE, offering price                                                                                    $18.84
and redemption price per share ($1,667,601,238 (divided by) 88,524,438 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 4,427,657
Special dividend from Volvo AB
Class B

Dividends                                                                          31,954,205

Interest                                                                           10,284,426

                                                                                   46,666,288

Less foreign taxes withheld                                                        (4,140,215
                                                                                  )

 TOTAL INCOME                                                                      42,526,073

EXPENSES

Management fee                                                     $ 11,667,177

Transfer agent fees                                                 892,751

Accounting fees and expenses                                        760,136

Non-interested trustees' compensation                               8,998

Custodian fees and expenses                                         881,998

Registration fees                                                   7,276

Audit                                                               50,845

Legal                                                               22,968

Miscellaneous                                                       6,000

 Total expenses before reductions                                   14,298,149

 Expense reductions                                                 (132,276       14,165,873
                                                                   )

NET INVESTMENT INCOME                                                              28,360,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              114,832,092

 Foreign currency transactions                                      (198,995
                                                                   )

 Futures contracts                                                  (238,000       114,395,097
                                                                   )

Change in net unrealized appreciation (depreciation) on:

  Investment securities                                             47,133,390

  Assets and liabilities in                                         9,027
  foreign currencies

  Futures contracts                                                 (470,340       46,672,077
                                                                   )

NET GAIN (LOSS)                                                                    161,067,174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 189,427,374

OTHER INFORMATION                                                                 $ 131,377
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        899

                                                                                  $ 132,276


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 28,360,200      $ 24,265,663
Net investment income

 Net realized gain (loss)                                                                     114,395,097       10,642,375

 Change in net unrealized appreciation (depreciation)                                           46,672,077        85,131,645

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              189,427,374       120,039,683

Distributions to shareholders                                                                  (16,689,141)      (4,893,543)
From net investment income

 From net realized gain                                                                          (18,358,055)      (1,797,170)

 In excess of net realized gain                                                                  -                 (3,096,373)

 TOTAL DISTRIBUTIONS                                                                             (35,047,196)      (9,787,086)

Share transactions                                                                               649,592,564       466,436,535
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 35,047,196        9,787,086

 Cost of shares redeemed                                                                        (514,552,645)     (541,043,324)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                        170,087,115       (64,819,703)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        324,467,293       45,432,894

NET ASSETS                                                                                      1,343,133,945     1,297,701,051
 Beginning of period

 End of period (including undistributed net investment income of $22,748,929 and
$18,738,964, respectively)                                                                      $ 1,667,601,238   $ 1,343,133,945

OTHER INFORMATION
Shares

 Sold                                                                                         37,069,614        29,090,043

 Issued in reinvestment of distributions                                                         2,053,145         652,472

 Redeemed                                                                                    (29,349,715)      (33,802,732)

 Net increase (decrease)                                                                        9,773,044         (4,060,217)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                              $ 17.06       $ 15.67       $ 15.48       $ 11.53     $ 13.09

Income from Investment Operations

 Net investment income                                            .32 F, G      .17           .19           .06         .16

 Net realized and unrealized gain (loss)                          1.88          1.34          .08           4.16        (1.54)

 Total from investment operations                                 2.20          1.51          .27           4.22        (1.38)



Less Distributions

 From net investment income                                       (.20)         (.06)         (.08)         (.18)       (.18)

 In excess of net investment income                               -             -             -             (.04)       -

 From net realized gain                                           (.22)         (.02)         -             -           -

 In excess of net realized gain                                   -             (.04)         -             (.05)       -

 Total distributions                                              (.42)         (.12)         (.08)         (.27)       (.18)

Net asset value, end of period                                    $ 18.84       $ 17.06       $ 15.67       $ 15.48     $ 11.53

TOTAL RETURN  A, B                                                13.15%        9.74%         1.72%         37.35%      (10.72)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 1,667,601   $ 1,343,134   $ 1,297,701   $ 777,961   $ 180,837

Ratio of expenses to average net assets                           .93%          .91%          .92%          1.03%       1.14%

Ratio of expenses to average net assets after expense reductions  .92% D        .91%          .92%          1.03%       1.14%

Ratio of net investment income to average net assets              1.84%         1.88%         1.28%         1.21%       1.86%

Portfolio turnover rate                                           92%           50%           42%           42%         61%

Average commission rate E                                         $ .0137

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT  INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER. F NET INVESTMENT INCOME
PER SHARE INCLUDES A
SPECIAL DIVIDEND FROM VOLVO AB CLASS B WHICH AMOUNTED TO $.05 PER
SHARE. G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


4. SIGNIFICANT ACCOUNTING POLICIES.
Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
6. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
7. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .76% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
9. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 15% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 35%.
10. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Overseas Fund and transfer the assets of Fidelity Advisor Annuity Overseas Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Overseas Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Overseas Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard R. Mace, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES




(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: INVESTMENT GRADE BOND PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   14   The auditors' opinion.

DISTRIBUTIONS                       15



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996        PAST 1   PAST 5   LIFE OF
                                       YEAR     YEARS    FUND

INVESTMENT GRADE BOND                  3.19%    6.64%    8.19%

Lehman Brothers Aggregate Bond Index   3.63%    7.04%    n/a

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the Lehman Brothers Aggregate Bond Index - a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 5, 1988.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Invest. Grade  Bond         LB Aggregate Bond
             00227                       LB001
  1988/12/31      10000.00                    10000.00
  1989/01/31      10086.92                    10143.88
  1989/02/28      10109.25                    10070.36
  1989/03/31      10172.02                    10113.90
  1989/04/30      10285.31                    10325.54
  1989/05/31      10399.91                    10596.87
  1989/06/30      10600.00                    10919.52
  1989/07/31      10765.35                    11151.64
  1989/08/31      10679.56                    10986.42
  1989/09/30      10721.69                    11042.65
  1989/10/31      10887.69                    11314.55
  1989/11/30      10981.36                    11422.39
  1989/12/31      11026.21                    11452.96
  1990/01/31      11001.11                    11316.86
  1990/02/28      11063.52                    11353.48
  1990/03/31      11097.11                    11361.84
  1990/04/30      11101.82                    11257.75
  1990/05/31      11276.11                    11591.07
  1990/06/30      11364.07                    11777.05
  1990/07/31      11476.89                    11939.97
  1990/08/31      11475.79                    11780.51
  1990/09/30      11520.66                    11877.97
  1990/10/31      11521.38                    12028.78
  1990/11/30      11590.77                    12287.71
  1990/12/31      11711.43                    12479.17
  1991/01/31      11735.04                    12633.43
  1991/02/28      11853.10                    12741.27
  1991/03/31      12053.80                    12828.93
  1991/04/30      12230.89                    12967.91
  1991/05/31      12325.33                    13043.74
  1991/06/30      12348.94                    13037.11
  1991/07/31      12455.20                    13217.90
  1991/08/31      12714.93                    13503.94
  1991/09/30      12951.04                    13777.57
  1991/10/31      13092.71                    13930.97
  1991/11/30      13234.39                    14058.71
  1991/12/31      13629.42                    14476.23
  1992/01/31      13494.11                    14279.29
  1992/02/29      13567.97                    14372.13
  1992/03/31      13543.27                    14291.11
  1992/04/30      13642.04                    14394.34
  1992/05/31      13851.92                    14665.96
  1992/06/30      14012.41                    14867.80
  1992/07/31      14296.36                    15171.13
  1992/08/31      14382.78                    15324.82
  1992/09/30      14555.62                    15506.47
  1992/10/31      14370.44                    15300.89
  1992/11/30      14333.40                    15304.35
  1992/12/31      14536.36                    15547.71
  1993/01/31      14841.14                    15845.85
  1993/02/28      15093.07                    16123.24
  1993/03/31      15159.39                    16190.42
  1993/04/30      15252.23                    16303.16
  1993/05/31      15278.75                    16323.92
  1993/06/30      15570.53                    16619.76
  1993/07/31      15676.64                    16713.76
  1993/08/31      15955.15                    17006.72
  1993/09/30      16034.73                    17053.43
  1993/10/31      16114.31                    17117.15
  1993/11/30      16034.73                    16971.54
  1993/12/31      16129.93                    17063.52
  1994/01/31      16312.59                    17293.91
  1994/02/28      16045.19                    16993.45
  1994/03/31      15678.93                    16574.49
  1994/04/30      15538.06                    16442.14
  1994/05/31      15495.80                    16439.84
  1994/06/30      15453.53                    16403.51
  1994/07/31      15707.10                    16729.33
  1994/08/31      15721.19                    16750.09
  1994/09/30      15552.14                    16503.56
  1994/10/31      15566.23                    16488.86
  1994/11/30      15594.40                    16452.24
  1994/12/31      15523.97                    16565.84
  1995/01/31      15749.36                    16893.69
  1995/02/28      16053.30                    17295.35
  1995/03/31      16155.46                    17401.46
  1995/04/30      16374.37                    17644.53
  1995/05/31      17031.09                    18327.33
  1995/06/30      17162.44                    18461.69
  1995/07/31      17104.06                    18420.46
  1995/08/31      17308.38                    18642.77
  1995/09/30      17468.91                    18824.14
  1995/10/31      17702.41                    19068.94
  1995/11/30      17965.10                    19354.69
  1995/12/31      18213.20                    19626.31
  1996/01/31      18329.95                    19756.64
  1996/02/29      17995.20                    19413.22
  1996/03/31      17857.01                    19278.28
  1996/04/30      17749.53                    19169.86
  1996/05/31      17718.82                    19130.94
  1996/06/30      17933.78                    19387.85
  1996/07/31      17979.84                    19440.90
  1996/08/31      17964.49                    19408.32
  1996/09/30      18256.22                    19746.55
  1996/10/31      18655.43                    20183.96
  1996/11/30      18962.52                    20529.68
  1996/12/31      18793.62                    20338.80
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123

Let's say hypothetically that $10,000 was invested in Investment Grade Bond Portfolio on December 31, 1988, shortly after the fund started. By December 31, 1996, the value of the investment would have grown to $18,794 - an 87.94% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Lehman Brothers Aggregate Bond Index would have grown to $20,339 over the same period - a 103.39% increase.
INVESTMENT SUMMARY
QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa                 62.7

Aa                  2.8

A                   12.6

Baa                 9.7

Ba                  1.9

B                   0.0

Not rated           0.5

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE
UNAVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AS OF DECEMBER 31, 1996, ACCOUNT FOR 0.5% OF THE FUND'S INVESTMENTS.
AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1996
Years   8.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                  % OF FUND'S
                  INVESTMENTS

Finance           13.5

Energy            1.9

Utilities         1.9

Technology        1.8

Media & Leisure   1.3

VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FUND TALK: THE MANAGER'S OVERVIEW



An interview with Michael Gray, Portfolio Manager of Investment Grade Bond Portfolio
Q. HOW DID THE FUND PERFORM, MICHAEL?
A. For the 12-month period that ended December 31, 1996, the fund trailed the Lehman Brothers Aggregate Bond Index, which returned 3.63% for the period.
Q. CAN YOU CHARACTERIZE THE ATMOSPHERE IN WHICH YOU
WERE INVESTING?
A. It was really a tale of two periods. During the first six months of 1996, a stronger-than-expected economy caught many investors off guard. We went from anticipating an easing of interest rates by the Federal Reserve Board to expecting an increase in rates. Investors also showed concerns over inflation creeping into the picture. The second half of 1996 was a different story. The economy weakened some, and inflation fears subsided. Optimism was further buoyed when the Fed announced in the fall that an interest rate increase was unnecessary. Other factors contributing to the more favorable second half included an improved budget deficit situation and the strong showing by the stock market.
Q. THERE SEEMED TO BE INTENSE SCRUTINY OF FED POLICY DURING THE PERIOD. DID THIS AFFECT YOUR STRATEGY AT ALL?
A. While there is always concern over what the Fed will do in terms of monetary policy, it may have been a bit more intensified in 1996. This type of attention doesn't affect how I manage the fund. I do watch economic indicators closely, but I'm not trying to time the daily hiccups of the market. While my duration-neutral focus may not allow me to reap all the rewards of a big market rally, the fund will most likely benefit from not being on the wrong side in a downturn.
Q. YOU'VE INCREASED YOUR CORPORATE BOND EXPOSURE SLIGHTLY. HOW DID CORPORATES PERFORM DURING THE PERIOD?
A. The prolonged stability of the economy, coupled with very low inflation, translated into bright results for corporates. While the demand for spread products - instruments offering advantageous yields relative to Treasuries
- was high, there was somewhat of a dichotomy in that spreads weren't all that attractive. Corporate valuations were rich and got richer as the period progressed. I sought the issues that I thought would most benefit the fund, but the valuation situation will be something worth monitoring in the months ahead. While some feel corporates may have reached their ceiling, I'll continue to invest in them until I see a reason not to.
Q. HOW DID MORTGAGE-BACKED ISSUES FARE DURING THE PERIOD? DID YOU FOLLOW ANY PARTICULAR STRATEGY IN TERMS OF MORTGAGES?
A. The mortgage market kept pace with the corporate market, due largely to the demand for the spread products I just mentioned. I had a slightly underweighted position compared to my index in mortgages throughout most of the period, but did try to buy more discounted mortgage-backed issues. Discounted mortgages are less susceptible to prepayment risk than those with current coupons. If we're at a certain rate level and rates drop or rise slightly, this will have a big impact on a current coupon mortgage. When a mortgage bond is already at a discount, however, a slight variation in rates won't have as much of an effect.
Q. WERE THERE ANY OTHER INVESTMENTS THAT CAUGHT YOUR EYE?
A. I owned a fair amount of yankee bonds, which are issued by foreign entities and denominated in U.S. dollars. The benefits of yankees are that they often trade cheaper relative to domestic corporates, and they frequently carry better credit quality characteristics. The fund's Canadian yankee issues contributed positively to performance.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. It's been a favorable environment overall, and I think we could see a continuation of the trends that we saw in 1996. The economy is progressing along with moderate growth, and inflation should remain low, both of which could result in continued strength in the corporate sector. Regarding valuations, however, I'm somewhat cautious. Valuations were expensive in 1996, and I'll be monitoring any developments there.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: seeks to provide a high rate of income consistent with reasonable risk, by investing in a broad range of investment-grade, fixed-income securities; in addition, the fund seeks to protect capital
START DATE: December 5, 1988
SIZE: as of December 31, 1996, more than $228 million
MANAGER: Michael Gray, since 1995; joined
Fidelity in 1982
(checkmark)
NOTE TO SHAREHOLDERS: Kevin Grant became portfolio manager of the fund on February 3, 1997, after the period ended.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


NONCONVERTIBLE BONDS - 27.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
AEROSPACE & DEFENSE - 0.7%
Lockheed Martin Corp.:
 7.70%, 6/15/08 A3 $ 500,000 $ 523,115
 7 3/4%, 5/1/26 A3  1,000,000  1,038,680
  1,561,795
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.4%
Praxair, Inc., 6.90%, 11/1/06 A3  1,000,000  996,900
DURABLES - 0.9%
TEXTILES & APPAREL - 0.9%
Levi Strauss & Co.
 7%, 11/1/06 (c) Baa2  2,000,000  1,988,240
ENERGY - 1.9%
ENERGY SERVICES - 0.9%
Petroliam Nasional BHD yankee (c):
 6 7/8%, 7/1/03 A1  1,040,000  1,041,487
 7 1/8%, 10/18/06 A+  1,000,000  1,009,150
  2,050,637
OIL & GAS - 1.0%
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  500,000  496,380
Petro-Canada
 8.60%, 10/15/01 A3  750,000  803,528
Petro-Canada, Inc. yankee
 7 7/8%, 6/15/26 Baa1  500,000  526,095
Ras Laffan Liquid Natural
 Gas Co. Ltd. 7.628%,
 9/15/06 (c) A3  500,000  501,900
  2,327,903
TOTAL ENERGY   4,378,540
FINANCE - 13.5%
ASSET-BACKED SECURITIES - 3.1%
Discover Card Master Trust I
 6.90%, 2/16/00 A2  260,000  260,975
Ford Credit Auto Loan Master
 Trust 7 3/8%, 4/15/99 Aaa  500,000  502,030
Ford Credit Grantor Trust
 5.90%, 10/15/00  Aaa  627,750  627,652
Green Tree Financial Corp.
 6.10%, 4/15/27 Aaa  1,019,401  1,010,004
KeyCorp Auto Grantor Trust
 5.80%, 7/15/00 A3  59,888  59,852
Premier Auto Trust:
 4.90%, 12/15/98 Aaa  262,209  260,939
 8.05%, 4/4/00 Aaa  1,430,000  1,464,856
 6%, 5/6/00  Aaa  500,000  500,000
Railcar Trust 7 3/4%, 6/1/04 Aaa  797,610  831,259
Sears Credit Account
 Master Trust II 7%, 1/15/04 Aaa  1,000,000  1,018,750
Standard Credit Card Master
 Trust I 7.65%, 2/15/00 A2  150,000  152,438
Union Federal Savings
 Bank Grantor Trust
 8.20%, 1/10/01 Baa2  62,803  63,651
  6,752,406

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
BANKS - 5.8%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3 $ 1,000,000 $ 1,000,350
BankBoston Captial Trust I
 7 3/4%, 12/15/26 (c) Baa1  1,080,000  1,037,171
Banponce Corp.:
 5 3/4%, 3/1/99 A3  370,000  364,361
 6.378%, 4/8/99 A3  430,000  428,198
Citicorp euro 5%, 1/30/98 (d) A2  500,000  500,000
Corporacion Andina de Fomento
 yankee 7.10%, 2/1/03 Baa2  1,000,000  1,001,380
First Fidelity Bancorp
 8 1/2%, 4/1/98 A2  250,000  256,885
First Maryland Bancorp
 10 3/8%, 8/1/99 Baa1  500,000  544,885
Firstar Corp. 7.15%, 9/1/00 A3  640,000  645,990
Kansallis-Osake-Pankki
 10%, 5/1/02 A3  260,000  295,074
KeyCorp 8.40%, 4/1/99 A2  310,000  323,395
HSBC Americas, Inc.
 8 5/8%, 3/1/97 Baa1  250,000  250,915
Mellon Financial Co.
 6 1/2%, 12/1/97 A2  200,000  200,758
Merita Bank Ltd. yankee
 6 1/2%, 1/15/06 A3  1,000,000  952,690
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  700,000  724,822
National City Corp.
 5.67%, 1/31/97 (d) A2  850,000  850,094
Signet Banking Corp. 5.63%,
 5/15/97 (d) Baa2  350,000  349,146
Signet Bank 7.80%, 9/15/06 Baa1  500,000  518,755
Sovran Financial Corp.
 9 3/4%, 6/15/99 A2  770,000  828,289
Union Planters Corp.
 6 3/4%, 11/1/05 Baa2  400,000  387,784
Union Planters National Bank
 6.81%, 8/20/01 A3  500,000  501,875
Wells Fargo Capital B 7.95%,
 12/1/26 (c) A1  1,080,000  1,070,928
  13,033,745
CREDIT & OTHER FINANCE - 4.1%
AT&T Capital Corp.:
 6.02%, 12/1/98 Baa3  1,000,000  996,270
 6.16%, 12/3/99 Baa3  500,000  496,165
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3  500,000  516,585
Chase Capital I
 7.67%, 12/1/26 A1  1,300,000  1,271,101
Finova Capital Corp.
 6.14%, 11/2/98 Baa1  400,000  399,516
First Securities Capital I
 8.41%, 12/15/26 (c) A3  500,000  504,975
General Electric Capital Corp.
 6.94%, 4/13/09 (b) Aaa  1,000,000  1,013,970
General Motors Acceptance Corp.:
 5.65%, 12/15/97 A3  1,000,000  998,580
 5 3/8%, 3/9/98 A3  1,400,000  1,392,244
NONCONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Keycorp Institutional Capital A
 7.826%, 12/1/26 (c) Aa $ 1,080,000 $ 1,059,480
Secured Finance, Inc. gtd.
 secured 9.05%, 12/15/04 Aaa  500,000  563,545
  9,212,431
INSURANCE - 0.5%
Nationwide Mutual Insurance Co.
 6 1/2%, 2/15/04 (c) A1  130,000  126,152
SunAmerica, Inc.
 6.20%, 10/31/99 Baa1  1,000,000  995,530
  1,121,682
TOTAL FINANCE   30,120,264
HEALTH - 0.8%
MEDICAL FACILITIES MANAGEMENT - 0.8%
Columbia/HCA Healthcare Corp.:
 6 1/2%, 3/15/99 A2  1,000,000  1,004,770
 6 7/8%, 7/15/01 A3  750,000  758,903
  1,763,673
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
WMX Technologies, Inc.
 6 1/4%, 4/1/99 A1  1,200,000  1,199,292
MEDIA & LEISURE - 1.3%
LODGING & GAMING - 1.2%
Circus Circus Enterprises, Inc.:
 6.45%, 2/1/06 Baa2  1,000,000  946,660
 7%, 11/15/36 Baa2  750,000  732,713
Mirage Resorts, Inc.
 7 1/4%, 10/15/06 Baa2  1,000,000  1,006,700
  2,686,073
RESTAURANTS - 0.1%
Darden Restaurants, Inc.
 6 3/8%, 2/1/06 Baa1  310,000  287,479
TOTAL MEDIA & LEISURE   2,973,552
NONDURABLES - 0.7%
FOODS - 0.7%
Ralcorp Holdings, Inc.
 8 3/4%, 9/15/04 Ba1  1,335,000  1,458,821
RETAIL & WHOLESALE - 0.8%
GENERAL MERCHANDISE STORES - 0.6%
Dayton Hudson Corp.
 6.40%, 2/15/03 Baa1  500,000  486,935
J C Penney, Inc.
 6.90%, 8/15/26 A1  250,000  252,785
Sears, Roebuck & Co.
 9.23%, 8/6/98 A2  450,000  471,438
  1,211,158
GROCERY STORES - 0.2%
Kroger Co. 8.15%, 7/15/06 Ba1  500,000  517,630
TOTAL RETAIL & WHOLESALE   1,728,788

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
SERVICES - 0.6%
LEASING & RENTAL - 0.6%
Ryder System, Inc.
 9 1/4%, 5/15/01 A3 $ 1,190,000 $ 1,304,169
TECHNOLOGY - 1.8%
COMPUTERS & OFFICE EQUIPMENT - 1.8%
Comdisco, Inc.:
 9 3/4%, 1/15/97 Baa1  200,000  200,172
 7 3/4%, 1/29/97 Baa2  700,000  700,945
 6 3/8%, 11/30/01 Baa1  3,200,000  3,148,480
  4,049,597
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 1.2%
AMR Corp.
 9.55%, 3/6/98 Baa3  400,000  415,040
Delta Air Lines, Inc.:
 equipment trust certificate
  8.54%, 1/2/07 Baa1  434,123  461,330
 10 1/2%, 4/30/16 Baa1  1,000,000  1,221,640
United Airlines Pass Through
 Trust 7.27%, 1/30/13 Baa1  610,000  590,669
  2,688,679
UTILITIES - 1.9%
CELLULAR - 0.9%
360 Degrees Communications Co.:
 7 1/8%, 3/1/03 Ba2  1,120,000  1,106,459
 7 1/2%, 3/1/06 Ba2  1,000,000  991,910
  2,098,369
ELECTRIC UTILITY - 0.4%
British Columbia Hydro &
 Power Authority yankee
 12 1/2%, 1/15/14 Aa2  360,000  415,796
Israel Electric Corp. Ltd. yankee
 7 1/4%, 12/15/06 (c) A3  500,000  497,110
  912,906
GAS - 0.6%
Florida Gas Transmission Co.
 7 3/4%, 11/1/97 (c) Baa2  220,000  223,071
Southwest Gas Corp.
 9 3/4%, 6/15/02 Baa2  1,000,000  1,127,840
  1,350,911
TOTAL UTILITIES   4,362,186
TOTAL NONCONVERTIBLE BONDS
 (Cost $60,371,493)   60,574,496
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - 40.0%
U.S. TREASURY OBLIGATIONS - 29.5%
 6 1/8%, 3/31/98 Aaa  6,710,000  6,742,476
 9 1/4%, 8/15/98 Aaa  9,950,000  10,467,699
 8 7/8%, 11/15/98 Aaa  1,332,000  1,401,517
 8 7/8%, 2/15/99 Aaa  130,000  137,536
 6 3/4%, 6/30/99 Aaa  500,000  508,830
 7 3/4%, 12/31/99 Aaa  7,332,000  7,668,832
 11 7/8%, 11/15/03 Aaa  3,000,000  3,913,590
U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - CONTINUED
 7%, 7/15/06 Aaa $ 500,000 $ 519,455
 12 3/4%, 11/15/10
  (callable) Aaa  1,367,000  1,934,947
 13 7/8%, 5/15/11 Aaa  30,000  45,291
 12%, 8/15/13 (callable) Aaa  3,140,000  4,491,676
 9%, 11/15/18 Aaa  11,400,000  14,305,176
 8 7/8%, 2/15/19 Aaa  8,455,000  10,496,122
 8 1/8%, 8/15/19 Aaa  2,200,000  2,544,784
 6%, 2/15/26 Aaa  790,000  719,026
  65,896,957
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
Farm Credit System Financial
 Assistance Corp. 9 3/8%,
 7/21/03 Aaa  305,000  351,037
Federal Home Loan Bank:
 6.365%, 4/9/01 Aaa  1,565,000  1,569,883
 6.225%, 10/17/02 Aaa  1,000,000  990,160
 7.31%, 6/16/04 Aaa  4,155,000  4,327,682
 7.36%, 7/1/04 Aaa  1,000,000  1,043,120
 7.66%, 7/20/04 Aaa  1,940,000  2,056,710
 7.56%, 9/1/04 Aaa  310,000  325,829
 6.46%, 12/15/04 Aaa  1,745,000  1,724,008
Federal Home Loan
 Mortgage Corp.:
  8.115%, 1/31/05 Aaa  640,000  696,602
  6.783%, 8/18/05 Aaa  1,000,000  1,006,870
Federal National Mortgage
 Association 6.85%, 8/22/05 Aaa  1,000,000  1,012,500
Government Trust Certificates
 (assets of Trust guaranteed
 by U.S. Government through
 Defense Security Assistance
 Agency):
  Class 1-C, 9 1/4%,
   11/15/01 Aaa  189,691  203,042
  Class 2-E, 9.40%,
   5/15/02 Aaa  988,328  1,059,892
  Class T-2, 9 5/8%,
   5/15/02 Ba3  76,093  81,529
Guaranteed Export Trust Certificates
 (assets of Trust guaranteed by
 U.S. Government through
 Export-Import Bank) Series
 1994-C 6.61%, 9/15/99 Aaa  68,797  69,358
Guaranteed Trade Trust Certificates
 (assets of Trust guaranteed
 by U.S. Government through
 Export-Import Bank) Series
 1994-A 7.39%, 6/26/06 Aaa  513,000  530,429
Private Export Funding Corp.
 secured 6.24%, 5/15/02 Aaa  220,000  217,703

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development):
  7 3/4%, 4/1/98 Aaa $ 60,069 $ 60,939
  4 7/8%, 9/15/98 Aaa  190,000  186,637
  7 1/8%, 8/15/99 Aaa  435,000  445,221
  7 3/4%, 11/15/99 Aaa  144,000  149,763
  6.86%, 4/30/04 Aaa  718,875  729,378
  6 3/4%, 8/15/04 Aaa  1,000,000  1,012,490
  5.89%, 8/15/05 Aaa  690,000  654,945
  8 1/2%, 4/1/06 Aaa  1,750,000  1,911,000
U.S. Housing & Urban Development:
 8.27%, 8/1/03 Aaa  415,000  453,350
 8.24%, 8/1/04 participation
 certificate Aaa  500,000  547,960
  23,418,037
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $87,788,352)   89,314,994
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 16.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.9%
 7%, 5/1/01  Aaa  183,028  184,285
 8 1/2%, 3/1/20  Aaa  1,693,352  1,774,091
  1,958,376
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.4%
 5 1/2%, 5/1/00 to 7/1/01  Aaa  2,846,983  2,724,194
 6%, 3/1/01 to 4/1/11  Aaa  13,067,954  12,717,779
 6 1/2%, 1/1/26 to 5/1/26  Aaa  8,383,107  8,000,874
 8 1/2%, 12/1/24 to 9/1/26  Aaa  1,902,682  1,940,758
  25,383,605
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.6%
 6%, 8/15/08 to 4/15/11 Aaa  5,749,836  5,578,300
 8%, 2/15/17 to 7/15/26 Aaa  2,387,651  2,441,045
 10%, 7/15/13 to 11/15/24 Aaa  2,069,137  2,277,020
  10,296,365
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $37,180,266)   37,638,346
COMMERCIAL MORTGAGE SECURITIES - 3.5%
CS First Boston Mortgage
 Securities Corp. Series:
  1994-CFB1 Class A-1,
   5.93%, 1/25/28 (d) Aaa  280,531  280,356
  1995-AEWI Class A1,
   6.665%, 11/25/27 AAA  222,014  222,499
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
Equitable Life Assurance Society
 of the United States (c):
 Series 1996-1:
  Class B1, 7.33%, 5/15/06 Aa2 $ 500,000 $ 514,531
  Class C1, 7.52%, 5/15/06 A2  500,000  516,875
 sequential pay Series 174
  Class A1, 7.24%, 5/15/06 Aaa  1,000,000  1,033,750
Lennar Central Partner LP
 floater Series 1994-1 Class B,
 6.38%, 9/15/01 (c)(d) -  338,128  338,128
Meritor Mortgage Security Corp.
 Series 1987-1 Class A3,
 9.40%, 6/1/99 Baa3  90,128  90,016
Nomura Asset Securities Corp.
 floater Series 1994-MD-II
 Class A-6, 6.66%, 7/4/03 (d) -  179,477  180,879
Oregon Commercial Mortgage,
 Inc. Series 1995-1 Class A,
 7.15%, 6/25/23 (c) AAA  298,181  298,740
Resolution Trust Corp. commercial Series :
 1995-C1 Class A-2B,
  6.55%, 2/25/27 Aaa  270,641  269,965
 1995-C1 Class A-4B,
  6.65%, 2/25/27 Aaa  740,000  737,919
Resolution Trust Corp. floater Series (d):
 1993-C2 Class A-2,
 6.62%, 3/25/25 AAA  410,984  410,984
 1994-C1 Class A-3,
 6.30%, 6/25/26 AAA  277,992  278,513
SC Finance Corp. floater
 6.93%, 8/1/04 (c)(d) -  600,000  602,625
Structured Asset Securities
 Corp. Series:
  1993-C1, Class A-1,
   6.60%, 10/25/24 AA+  80,787  80,661
  1996 Class A-2A,
   7 3/4%, 2/25/28 AAA  1,146,122  1,161,523
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (c) Aaa  750,000  750,000
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $7,668,518)   7,767,964
FOREIGN GOVERNMENT OBLIGATIONS (E) - 2.8%
Alberta Province
 9 1/4%, 4/1/00 Aa2  1,400,000  1,519,686
British Columbia Province
 7%, 1/1/03 Aa2  500,000  510,540
Manitoba Province
 6 3/4%, 3/1/03 A1  500,000  503,180
Ontario Province yankee
 7 3/4%, 6/4/02 Aa3  1,000,000  1,056,020
Quebec Province yankee:
 7 1/2%, 7/15/02 A2  500,000  515,200
 7.22%, 7/22/36 (b) A2  2,000,000  2,096,480
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $6,152,283)   6,201,106
CASH EQUIVALENTS - 9.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 21,853,192 $ 21,845,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $221,005,912)  $ 223,341,906
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,114,313 or 5.7% of net assets.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $193,393,952 and $153,217,879, respectively, of which U.S. government and government agency obligations aggregated $132,314,642 and $119,719,497, respectively.
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 77.0% AAA, AA, A 70.8%
Baa 9.7% BBB 15.2%
Ba 1.9% BB 0.8%
B 0.0% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.5%.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $221,009,785. Net unrealized appreciation aggregated $2,332,121, of which $3,805,870 related to appreciated investment securities and $1,473,749 related to depreciated investment securities.
At December 31, 1996, the fund had a capital loss carryforward of approximately $1,514,000 of which $230,000 and $1,284,000 will expire on December 31, 2002 and 2004, respectively.
VARIABLE INSURANCE PRODUCTS FUND II: INVESTMENT GRADE BOND PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $21,845,000) (cost $221,005,912) -          $ 223,341,906
See accompanying schedule

Cash                                                                                                                 499

Receivable for investments sold                                                                                      942,178

Receivable for fund shares sold                                                                                      1,591,439

Interest receivable                                                                                                  2,835,556

Other receivables                                                                                                    1,563

 TOTAL ASSETS                                                                                                        228,713,141

LIABILITIES

Accrued management fee                                                                                   $ 82,668

Other payables and accrued expenses                                                                       36,670

 TOTAL LIABILITIES                                                                                                   119,338

NET ASSETS                                                                                                          $ 228,593,803

Net Assets consist of:

Paid in capital                                                                                                     $ 214,473,804

Undistributed net investment income                                                                                  13,165,742

Accumulated undistributed net realized gain (loss) on investments                                                    (1,381,737
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            2,335,994

NET ASSETS, for 18,674,336                                                                                          $ 228,593,803
shares outstanding

NET ASSET VALUE, offering price                                                                                      $12.24
and redemption price per
share ($228,593,803 (divided by) 18,674,336 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                               $ 14,356,561
Interest

EXPENSES

Management fee                                                     $ 903,441

Transfer agent fees                                                 131,401

Accounting fees and expenses                                        82,156

Non-interested trustees' compensation                               1,978

Custodian fees and expenses                                         24,328

Audit                                                               36,944

Legal                                                               1,207

Miscellaneous                                                       1,661

 Total expenses before reductions                                   1,183,116

 Expense reductions                                                 (2,480       1,180,636
                                                                   )

NET INVESTMENT INCOME                                                            13,175,925

REALIZED AND UNREALIZED GAIN (LOSS)                                              (1,136,463
Net realized gain (loss) on                                                     )
investment securities

Change in net unrealized appreciation (depreciation)                             (5,278,792
on investment securities                                                        )

NET GAIN (LOSS)                                                                  (6,415,255
                                                                                )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 6,760,670

OTHER INFORMATION
 Expense reductions

  Custodian interest credits                                                    $ 2,480


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                       $ 13,175,925    $ 9,555,423
Net investment income

 Net realized gain (loss)                                                                          (1,136,463)     2,634,445

 Change in net unrealized appreciation (depreciation)                                               (5,278,792)     10,799,845

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    6,760,670       22,989,713

Distributions to shareholders from net investment income                                             (9,612,980)     (4,480,858)

Share transactions                                                                                  108,335,706     116,054,959
Net proceeds from sales of shares

 Reinvestment of distributions                                                                      9,612,980       4,480,858

 Cost of shares redeemed                                                                            (68,048,460)    (68,879,418)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           49,900,226      51,656,399

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           47,047,916      70,165,254

NET ASSETS

 Beginning of period                                                                                181,545,887     111,380,633

 End of period (including undistributed net investment income of $13,165,742 and $9,528,238,
respectively)                                                                                       $ 228,593,803   $ 181,545,887

OTHER INFORMATION
Shares

 Sold                                                                                                9,066,652       9,944,966

 Issued in reinvestment of distributions                                                             807,813         413,363

 Redeemed                                                                                            (5,752,069)     (5,910,491)

 Net increase (decrease)                                                                             4,122,396       4,447,838



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992



Net asset value, beginning of period                    $ 12.480    $ 11.020    $ 11.480    $ 10.970    $ 11.080

Income from Investment Operations                        .670        .320        .733        .641        .672
Net investment income

 Net realized and unrealized gain (loss)                 (.290)      1.530       (1.163)     .559        .058

 Total from investment operations                        .380        1.850       (.430)      1.200       .730

Less Distributions

 From net investment income                              (.620)      (.390)      -           (.628)      (.680)

 In excess of net investment income                      -           -           -           (.002)      -

 From net realized gain                                  -           -           (.010)      (.050)      (.160)

 In excess of net realized gain                          -           -           (.020)      (.010)      -

 Total distributions                                     (.620)      (.390)      (.030)      (.690)      (.840)

Net asset value, end of period                          $ 12.240    $ 12.480    $ 11.020    $ 11.480    $ 10.970

TOTAL RETURN A, B                                        3.19%       17.32%      (3.76)%     10.96%      6.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                 $ 228,594   $ 181,546   $ 111,381   $ 122,376   $ 73,598

Ratio of expenses to average net assets                  .58%        .59%        .67%        .68%        .76%

Ratio of net investment income to average net assets     6.49%       6.53%       6.53%       6.85%       7.11%

Portfolio turnover rate                                  81%         182%        143%        70%         119%


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."

AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Investment Grade Bond Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .45% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .80% of average net assets.
The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 37% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 13%.
7. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Government Investment Fund and transfer the assets of Fidelity Advisor Annuity Government Investment Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Investment Grade Bond Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Investment Grade Bond Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Investment Grade Bond Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Investment Grade Bond Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.00 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.73 per share from net investment income.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Michael S. Gray, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: INDEX 500 PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                13   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               15   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   17   The auditors' opinion.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   LIFE OF
                                   YEAR     FUND

INDEX 500                          22.71%   17.06%

S&P 500 (registered trademark)     22.96%   17.39%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.
If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970109 133236 S00000000000001
             VIP II:  Index 500          SP Standard & Poor 500
             00157                       SP001
  1992/08/27      10000.00                    10000.00
  1992/08/31      10014.00                    10018.36
  1992/09/30      10130.00                    10136.58
  1992/10/31      10152.00                    10172.06
  1992/11/30      10498.00                    10518.92
  1992/12/31      10630.67                    10648.31
  1993/01/31      10707.47                    10737.75
  1993/02/28      10856.70                    10883.79
  1993/03/31      11095.84                    11113.43
  1993/04/30      10822.25                    10844.49
  1993/05/31      11103.95                    11135.12
  1993/06/30      11132.32                    11167.41
  1993/07/31      11081.66                    11122.74
  1993/08/31      11501.17                    11544.30
  1993/09/30      11407.95                    11455.40
  1993/10/31      11641.01                    11692.53
  1993/11/30      11527.52                    11581.45
  1993/12/31      11666.06                    11721.59
  1994/01/31      12059.53                    12120.12
  1994/02/28      11732.95                    11791.67
  1994/03/31      11223.46                    11277.55
  1994/04/30      11357.65                    11421.90
  1994/05/31      11533.77                    11609.22
  1994/06/30      11252.82                    11324.80
  1994/07/31      11623.93                    11696.25
  1994/08/31      12087.29                    12175.80
  1994/09/30      11793.76                    11877.49
  1994/10/31      12055.84                    12144.73
  1994/11/30      11617.64                    11702.42
  1994/12/31      11787.47                    11875.97
  1995/01/31      12099.87                    12183.91
  1995/02/28      12563.64                    12658.72
  1995/03/31      12931.02                    13032.28
  1995/04/30      13311.22                    13416.08
  1995/05/31      13834.52                    13952.32
  1995/06/30      14148.51                    14276.43
  1995/07/31      14620.55                    14749.84
  1995/08/31      14656.86                    14786.86
  1995/09/30      15269.88                    15410.86
  1995/10/31      15218.62                    15355.85
  1995/11/30      15880.76                    16029.97
  1995/12/31      16171.25                    16338.71
  1996/01/31      16724.46                    16894.88
  1996/02/29      16880.36                    17051.49
  1996/03/31      17054.17                    17215.70
  1996/04/30      17292.62                    17469.46
  1996/05/31      17733.85                    17919.99
  1996/06/30      17809.61                    17988.27
  1996/07/31      17020.75                    17193.55
  1996/08/31      17370.61                    17556.16
  1996/09/30      18342.21                    18544.22
  1996/10/31      18848.06                    19055.67
  1996/11/30      20260.89                    20496.09
  1996/12/31      19844.17                    20090.06
IMATRL PRASUN   SHR__CHT 19961231 19970109 133238 R00000000000056

Let's say hypothetically that $10,000 was invested in Index 500 Portfolio on August 27, 1992, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $19,844 - a 98.44% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $20,090 over the same period - a 100.90% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENTS

General Electric Co.                    2.6

Coca-Cola Co. (The)                     2.1

Exxon Corp.                             1.9

Intel Corp.                             1.7

Microsoft Corp.                         1.6

Merck & Co., Inc.                       1.5

Philip Morris Companies, Inc.           1.5

Royal Dutch Petroleum Co. ADR           1.5

International Business Machines Corp.   1.3

Procter & Gamble Co.                    1.2

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Finance                            13.1

Technology                         12.3

Nondurables                        10.3

Utilities                          9.6

Health                             9.3

Energy                             8.2

Basic Industries                   5.3

Industrial Machinery & Equipment   5.0

Retail & Wholesale                 3.9

Durables                           3.7

VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Jennifer Farrelly, Portfolio Manager of Index 500
Portfolio
Q. HOW DID THE FUND PERFORM, JEN?
A. For the year ended December 31, 1996, the fund performed in line with the 22.96% return of the Standard & Poor's 500 Index. Of course, the fund's total return is slightly lower than the index due to management expenses.
Q. WHAT HAVE BEEN SOME OF THE MAJOR DEVELOPMENTS IN THE MARKET RECENTLY?
A. As was the case throughout 1996, the market was able to shake off brief downturns and rebound strongly. In one such event in early December, Federal Reserve Chairman Alan Greenspan caused markets to tumble worldwide when he mused in a speech about the "irrational exuberance" of the stock market. The faith that has held investors all year in a slow but steadily growing economy with relatively low inflation helped the market rebound. Investors took heart in the fact that a slower economy would not spawn a rise in interest rates and, thus, crimp corporate profits.
Q. WERE INVESTORS CONCERNED ABOUT CORPORATE EARNINGS?
A. Absolutely. The strong dollar, combined with a tight labor market, the potential for rising wages, a slower economy and pricing pressure, had investors concerned throughout the period that earnings were going to be lower. A strong dollar is significant because it raises the costs of American goods sold abroad. Additionally, if companies are not able to pass on higher employment costs in the form of price increases, then their profits will suffer. As it turned out, third quarter earnings came in stronger than expected.
Q. WHY HAVE LARGE-CAPITALIZATION STOCKS OUTPERFORMED SMALL-COMPANY STOCKS?
A. What we've witnessed this year is what investors call a "flight to quality," where large-capitalization companies are sought because of their liquidity, meaning they are easier to buy and sell. As the market climbs higher and higher, it becomes more difficult for portfolio managers to pick stocks that will outperform. Many managers therefore have moved to larger companies with established track records as a way of keeping up with the market. Some large-cap stocks are also considered "defensive" because they are not influenced by the vagaries of the economy. In the past few months, investors sought defensive stocks - such as food or personal care companies
- as signs of a slowing economy emerged.
Q. LET'S LOOK AT SOME OF THE MAJOR SECTORS OF THE MARKET. WHAT HAPPENED IN TECHNOLOGY?
A. Memory chip demand recovered after dynamic random access memory chip prices plunged 80%. In addition, personal computer sales came in stronger than expected - up 20% in 1996 from 1995 - which buoyed many companies with products related to PCs. As an example, chip-maker Intel reported a 41% year-over-year earnings gain for the third quarter. Microsoft also continued its dominance of the software business, and IBM had better earnings than the Street anticipated.
Q. WE HEAR FINANCIAL COMPANIES WERE ALSO A BIG PART OF THE STOCK MARKET'S PERFORMANCE THIS YEAR . . .
A. That's right. Bank stocks turned in their second big year in a row helped by steadily improving earnings, strong balance sheets and a greater emphasis on fee-based businesses. Additionally, while interest rates did not fall significantly from 1995, banks enjoyed a relatively benign interest rate environment for much of 1996. Brokerage firms also remained the beneficiaries of the booming stock market.
Q. WAS THERE ANY DOWNSIDE TO THE CONTINUALLY STRONG PERFORMANCE OF THE STOCK MARKET?
A. With investors so fearful about future earnings, companies reporting earnings below Street expectations or those that don't beat expectations by enough are seeing their stock prices punished by the market. One prime example was AT&T, which lost 10% of its value when it announced its earnings would be adversely affected by a slowdown in the consumer long-distance market. As for sectors, some basic industries such as paper and commodity chemicals were hurt by falling prices and increased costs.
Q. WHAT DO YOU SEE GOING FORWARD?
A. The current evidence of a slowing economy has increased investors' confidence in the stock market. Despite this development, I think that investors should understand there is still a great amount of uncertainty given the stock market's high valuations and the questionable strength of future corporate earnings.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to provide returns that correspond to those of the S&P 500 Index
START DATE: August 27, 1992
SIZE: as of December 31,1996, more than
$823 million
MANAGER: Jennifer Farrelly, since 1994; joined
Fidelity in 1988
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
AEROSPACE & DEFENSE - 1.4%
Boeing Co.   47,109 $ 5,011,220
Lockheed Martin Corp.   26,393  2,414,960
McDonnell Douglas Corp.   28,400  1,817,600
Northrop Grumman Corp.   7,500  620,625
Rockwell International Corp.   28,800  1,753,200
  11,617,605
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   31,000  1,491,875
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   8,200  578,100
Newport News Shipbuilding, Inc. (a)  4,480  67,200
  645,300
TOTAL AEROSPACE & DEFENSE   13,754,780
BASIC INDUSTRIES - 5.3%
CHEMICALS & PLASTICS - 2.7%
Air Products & Chemicals, Inc.   14,600  1,009,225
Avery Dennison Corp.   13,600  481,100
Dow Chemical Co.   32,200  2,523,675
du Pont (E.I.) de Nemours & Co.   73,700  6,955,438
Eastman Chemical Co.   10,375  573,219
Engelhard Corp.   19,000  363,375
FMC Corp. (a)  4,800  336,600
Goodrich (B.F.) Co.   7,100  287,550
Grace (WR) & Co.  11,500  595,125
Great Lakes Chemical Corp.   8,300  388,025
Hercules, Inc.   14,000  605,500
Monsanto Co.   77,000  2,993,375
Morton International, Inc.   18,800  766,100
Nalco Chemical Co.   8,900  321,513
PPG Industries, Inc.   24,600  1,380,675
Praxair, Inc.   20,400  940,950
Raychem Corp.   5,800  464,725
Rohm & Haas Co.   8,500  693,813
Union Carbide Corp.   17,100  698,963
  22,378,946
IRON & STEEL - 0.2%
Allegheny Teledyne, Inc.   22,784  524,032
Armco, Inc. (a)  14,100  58,163
Bethlehem Steel Corp. (a)  14,500  130,500
Inland Steel Industries, Inc.   6,300  126,000
Nucor Corp.   11,600  591,600
USX-U.S. Steel Group  11,000  345,125
Worthington Industries, Inc.   11,850  214,781
  1,990,201
METALS & MINING - 0.7%
ASARCO, Inc.   5,700  141,788
Alcan Aluminium Ltd.   29,657  1,000,574
Aluminum Co. of America  22,800  1,453,500
Cyprus Amax Minerals Co.   12,350  288,681
Freeport-McMoRan Copper &
 Gold, Inc. Class B  25,600  764,800
Inco Ltd.   22,036  703,268
Phelps Dodge Corp.   8,700  587,250
Reynolds Metals Co.   8,300  467,913
  5,407,774
PACKAGING & CONTAINERS - 0.4%
Ball Corp.   4,039  105,011
Bemis Co., Inc.   7,000  258,125
Corning, Inc.   30,200  1,396,750

 SHARES VALUE (NOTE 1)
Crown Cork & Seal Co., Inc.   16,900 $ 918,938
Tupperware Corp.   8,100  434,363
  3,113,187
PAPER & FOREST PRODUCTS - 1.3%
Boise Cascade Corp.   6,300  200,025
Champion International Corp.   12,600  544,950
Georgia-Pacific Corp.   12,100  871,200
International Paper Co.   39,500  1,594,813
James River Corp.  11,100  367,688
Kimberly-Clark Corp.   37,116  3,535,299
Louisiana-Pacific Corp.   14,200  299,975
Mead Corp.   6,800  395,250
Potlatch Corp.   3,700  159,100
Stone Container Corp.   13,100  194,863
Temple-Inland, Inc.   7,200  389,700
Union Camp Corp.   9,100  434,525
Westvaco Corp.   13,450  386,688
Weyerhaeuser Co.   26,000  1,231,750
Willamette Industries, Inc.   7,200  501,300
  11,107,126
TOTAL BASIC INDUSTRIES   43,997,234
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   37,100  2,485,700
Crane Co.   6,000  174,000
Harris Corp.   5,200  356,850
ITT Industries, Inc.  15,400  377,300
Textron, Inc.   10,700  1,008,475
Tyco International Ltd.   20,000  1,057,500
United Technologies Corp.   32,200  2,125,200
Whitman Corp.   13,900  317,963
  7,902,988
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Armstrong World Industries, Inc.   4,700  326,650
Masco Corp.   21,200  763,200
Owens-Corning  6,700  285,588
Sherwin-Williams Co.   11,200  627,200
  2,002,638
CONSTRUCTION - 0.1%
Centex Corp.   3,800  142,975
Fleetwood Enterprises, Inc.   4,600  126,500
Kaufman & Broad Home Corp.   5,200  66,950
Pulte Corp.   3,200  98,400
  434,825
ENGINEERING - 0.1%
EG&G, Inc.   6,300  126,788
Fluor Corp.   10,900  683,975
Foster Wheeler Corp.   5,400  200,475
  1,011,238
TOTAL CONSTRUCTION & REAL ESTATE   3,448,701
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES - 2.4%
AutoZone, Inc.   20,250  556,875
Chrysler Corp.   95,700  3,158,100
Cooper Tire & Rubber Co.   11,100  219,225
Cummins Engine Co., Inc.   5,300  243,800
Dana Corp.   13,300  433,913
Eaton Corp.   10,300  718,425
Echlin, Inc.   8,000  253,000
Ford Motor Co.   155,400  4,953,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
General Motors Corp.   99,478 $ 5,545,899
Genuine Parts Co.   16,000  712,000
Goodyear Tire & Rubber Co.   20,500  1,053,188
Johnson Controls, Inc.   5,500  455,813
NACCO Industries, Inc. Class A  1,100  58,850
Navistar International Corp. (a)  9,970  90,976
PACCAR, Inc.   5,045  343,060
Pep Boys-Manny, Moe & Jack  8,100  249,075
Snap-on Tools Corp.   8,100  288,563
TRW, Inc.   16,800  831,600
  20,165,737
CONSUMER DURABLES - 0.6%
Minnesota Mining & Manufacturing Co.   55,200  4,574,700
CONSUMER ELECTRONICS - 0.2%
Black & Decker Corp.   11,600  349,450
Maytag Co.   13,400  264,650
Newell Co.   20,800  655,200
Whirlpool Corp.   9,700  452,263
  1,721,563
TEXTILES & APPAREL - 0.5%
Fruit of the Loom, Inc. Class A (a)  10,100  382,538
Liz Claiborne, Inc.   9,700  374,663
NIKE, Inc. Class B  37,800  2,258,550
Reebok International Ltd.   7,300  306,600
Russell Corp.   5,000  148,750
Springs Industries, Inc. Class A  2,700  116,100
Stride Rite Corp.   6,600  66,000
VF Corp.   8,300  560,250
  4,213,451
TOTAL DURABLES   30,675,451
ENERGY - 8.2%
ENERGY SERVICES - 0.8%
Baker Hughes, Inc.   19,100  658,950
Dresser Industries, Inc.   23,600  731,600
Halliburton Co.   16,500  994,125
Helmerich & Payne, Inc.   3,200  166,800
McDermott International, Inc.   7,100  118,038
Rowan Companies, Inc. (a)  11,100  251,138
Schlumberger Ltd.   32,300  3,225,963
Western Atlas, Inc. (a)  7,100  503,213
  6,649,827
OIL & GAS - 7.4%
Amerada Hess Corp.   12,300  711,863
Amoco Corp.   65,300  5,256,650
Ashland, Inc.   8,400  368,550
Atlantic Richfield Co.   21,200  2,809,000
Burlington Resources, Inc.   16,400  826,150
Chevron Corp.   85,900  5,583,500
Coastal Corp. (The)  13,800  674,475
Exxon Corp.   163,200  15,993,600
Kerr-McGee Corp.   6,400  460,800
Louisiana Land & Exploration Co.   4,400  235,950
Mobil Corp.   51,700  6,320,325
Occidental Petroleum Corp.   42,400  991,100
Oryx Energy Co. (a)  13,700  339,075
Pennzoil Co.   6,200  350,300
Phillips Petroleum Co.   34,600  1,531,050
Royal Dutch Petroleum Co. ADR  70,400  12,020,800

 SHARES VALUE (NOTE 1)
Santa Fe Energy Resources, Inc. (a)  12,000 $ 166,500
Sun Co., Inc.   9,800  238,875
Texaco, Inc.   34,800  3,414,750
USX-Marathon Group   37,700  900,088
Union Pacific Resources Group, Inc.   32,712  956,826
Unocal Corp.   32,722  1,329,331
  61,479,558
TOTAL ENERGY   68,129,385
FINANCE - 13.1%
BANKS - 6.7%
Banc One Corp.   57,326  2,465,018
Bank of Boston Corp.   20,091  1,290,847
Bank of New York Co., Inc.   45,000  1,518,750
BankAmerica Corp.   47,400  4,728,150
Bankers Trust New York Corp.   10,600  914,250
Barnett Banks, Inc.   25,300  1,040,463
Boatmen's Bancshares, Inc.   20,700  1,335,150
Chase Manhattan Corp.  57,273  5,111,615
Citicorp  63,262  6,515,986
Comerica, Inc.   15,200  796,100
CoreStates Financial Corp.   29,200  1,514,750
Fifth Third Bancorp  14,000  879,375
First Bank System, Inc.   18,600  1,269,450
First Union Corp.   36,442  2,696,550
Fleet Financial Group, Inc.   34,574  1,724,378
KeyCorp.   30,207  1,525,454
Mellon Bank Corp.   17,200  1,221,200
Morgan (J.P.) & Co., Inc.   24,600  2,401,575
National City Corp.   29,255  1,312,818
NationsBank Corp.   38,217  3,735,712
Norwest Corp.   48,800  2,122,800
PNC Financial Corp.   44,900  1,689,363
Republic New York Corp.   7,200  587,700
SunTrust Banks, Inc.   29,400  1,447,950
U.S. Bancorp  20,400  916,725
Wachovia Corp.  22,000  1,243,000
Wells Fargo & Co.   12,300  3,317,925
  55,323,054
CREDIT & OTHER FINANCE - 1.2%
American Express Co.   32,979  1,863,314
Beneficial Corp.   7,100  449,963
Dean Witter, Discover & Co.   21,658  1,434,843
First Chicago NBD Corp.   41,559  2,233,796
Green Tree Financial Corp.   18,100  699,113
Household International, Inc.   12,810  1,181,723
MBNA Corp.   29,200  1,211,800
Transamerica Corp.   8,629  681,691
  9,756,243
FEDERAL SPONSORED CREDIT - 0.9%
Federal Home Loan Mortgage Corporation  23,600  2,598,950
Federal National Mortgage Association  143,500  5,345,375
  7,944,325
INSURANCE - 3.7%
Aetna, Inc.   19,900  1,592,000
Alexander & Alexander Services, Inc.   6,000  104,250
Allstate Corp.   58,421  3,381,115
American General Corp.   26,800  1,095,450
American International Group, Inc.   61,675  6,676,319
Aon Corp.   14,100  875,963
CIGNA Corp.   9,900  1,352,588
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Chubb Corp. (The)  23,000 $ 1,236,250
General Re Corp.   10,800  1,703,700
ITT Hartford Group, Inc.   15,500  1,046,250
Jefferson Pilot Corp.   9,300  526,613
Lincoln National Corp.   13,800  724,500
Loews Corp.   15,200  1,432,600
MGIC Investment Corp.   7,800  592,800
Marsh & McLennan Companies, Inc.   9,400  977,600
Providian Corp.   12,200  626,775
SAFECO Corp.   16,500  650,719
St. Paul Companies, Inc. (The)  11,100  650,738
Torchmark Corp.   9,500  479,750
Travelers Group, Inc. (The)  84,300  3,825,113
UNUM Corp.   9,700  700,825
USF&G Corp.   15,400  321,475
USLIFE Corp.   4,575  152,119
  30,725,512
SAVINGS & LOANS - 0.2%
Ahmanson (H.F.) & Co.   14,000  455,000
Golden West Financial Corp.   7,500  473,438
Great Western Financial Corp.   17,950  520,550
  1,448,988
SECURITIES INDUSTRY - 0.4%
Merrill Lynch & Co., Inc.   22,100  1,801,150
Morgan Stanley Group, Inc.   19,900  1,136,788
Salomon, Inc.   13,900  655,038
  3,592,976
TOTAL FINANCE   108,791,098
HEALTH - 9.3%
DRUGS & PHARMACEUTICALS - 5.8%
ALZA Corp. Class A (a)  11,000  284,625
Allergan, Inc.   8,500  302,813
American Home Products Corp.   83,700  4,906,913
Amgen, Inc. (a)  34,700  1,886,813
Bristol-Myers Squibb Co.   66,000  7,177,500
Lilly (Eli) & Co.   71,996  5,255,708
Merck & Co., Inc.   160,000  12,680,000
Pfizer, Inc.   84,400  6,994,650
Pharmacia & Upjohn, Inc.   66,760  2,645,365
Schering-Plough Corp.   48,700  3,153,325
Sigma Aldrich Corp.   6,500  405,844
Warner-Lambert Co.   35,600  2,670,000
  48,363,556
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Abbott Laboratories  102,700  5,212,025
Bard (C.R.), Inc.   7,400  207,200
Bausch & Lomb, Inc.   7,500  262,500
Baxter International, Inc.   35,900  1,471,900
Becton, Dickinson & Co.   16,300  707,013
Biomet, Inc.   15,200  229,900
Boston Scientific Corp. (a)  23,200  1,392,000
Guidant Corp.   9,700  552,900
Johnson & Johnson  175,300  8,721,175
Mallinckrodt, Inc.  9,800  432,425
Medtronic, Inc.   31,400  2,135,200
Millipore Corp.   5,600  231,700

 SHARES VALUE (NOTE 1)
Pall Corp.   15,100 $ 385,050
St. Jude Medical, Inc. (a)  10,550  449,694
U.S. Surgical Corp.   8,200  322,875
  22,713,557
MEDICAL FACILITIES MANAGEMENT - 0.7%
Beverly Enterprises, Inc. (a)  13,100  167,025
Columbia/HCA Healthcare Corp.   88,112  3,590,564
Humana, Inc. (a)  21,300  407,363
Manor Care, Inc.   8,200  221,400
Tenet Healthcare Corp. (a)  28,500  623,438
United HealthCare Corp.   24,100  1,084,500
  6,094,290
TOTAL HEALTH   77,171,403
HOLDING COMPANIES - 0.3%
CINergy Corp.   20,813  694,634
Norfolk Southern Corp.   16,500  1,443,750
  2,138,384
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
ELECTRICAL EQUIPMENT - 3.4%
Emerson Electric Co.   29,400  2,844,450
General Electric Co.   217,200  21,475,650
General Instrument Corp. (a)  18,100  391,413
General Signal Corp.   6,600  282,150
Grainger (W.W.), Inc.   6,800  545,700
Honeywell, Inc.   16,700  1,098,025
Scientific-Atlanta, Inc.   10,000  150,000
Westinghouse Electric Corp.   81,650  1,622,794
  28,410,182
INDUSTRIAL MACHINERY & EQUIPMENT - 1.2%
Briggs & Stratton Corp.   3,900  171,600
Case Corp.   5,900  321,550
Caterpillar, Inc.   25,300  1,903,825
Cincinnati Milacron, Inc.   5,300  115,938
Cooper Industries, Inc.   14,246  600,113
Deere & Co.   33,900  1,377,188
Dover Corp.   14,900  748,725
Giddings & Lewis, Inc.   4,600  59,225
Harnischfeger Industries, Inc.   6,100  293,563
Illinois Tool Works, Inc.   16,000  1,278,000
Ingersoll-Rand Co.   14,300  636,350
Parker-Hannifin Corp.   9,850  381,688
Stanley Works (The)  11,600  313,200
TRINOVA Corp.   3,800  138,225
Tenneco, Inc.  22,400  1,010,800
Timken Co.   4,246  194,785
  9,544,775
POLLUTION CONTROL - 0.4%
Browning-Ferris Industries, Inc.   28,000  735,000
Laidlaw, Inc. Class B  41,200  479,367
Safety Kleen Corp.   7,700  126,088
WMX Technologies, Inc.   64,500  2,104,313
  3,444,768
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   41,399,725
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 3.5%
BROADCASTING - 0.5%
TCI Group Class A  85,900 $ 1,122,069
TCI Satellite Entertainment, Inc.
 Class A (a)  8,590  84,826
Time Warner, Inc.   74,992  2,812,180
  4,019,075
ENTERTAINMENT - 1.0%
Disney (Walt) Co.   89,100  6,203,588
King World Productions, Inc. (a)  5,000  184,375
Viacom, Inc. Class B (non-vtg.) (a)  46,800  1,632,150
  8,020,113
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp.   13,000  312,000
Hasbro, Inc.   11,400  443,175
Mattel, Inc.   35,876  995,559
  1,750,734
LODGING & GAMING - 0.4%
HFS, Inc. (a)  16,300  973,925
Harrah's Entertainment, Inc. (a)  13,600  270,300
Hilton Hotels Corp.   32,400  846,450
ITT Corp.  15,300  663,638
Marriott International, Inc.   16,900  933,725
  3,688,038
PUBLISHING - 0.8%
American Greetings Corp. Class A  9,900  280,913
Cognizant Corp. (a)  22,300  735,900
Dow Jones & Co., Inc.   12,700  430,213
Dun & Bradstreet Corp.   22,400  532,000
Gannett Co., Inc.   18,600  1,392,675
Harcourt General, Inc.   9,500  438,188
Knight-Ridder, Inc.   12,700  485,775
McGraw-Hill, Inc.   13,000  599,625
Meredith Corp.   3,600  189,900
New York Times Co. (The) Class A  12,900  490,200
Times Mirror Co. Class A  13,600  676,600
Tribune Co.   8,100  638,888
  6,890,877
RESTAURANTS - 0.6%
Darden Restaurants, Inc.   20,800  182,000
McDonald's Corp.   92,000  4,163,000
Wendy's International, Inc.   17,000  348,500
  4,693,500
TOTAL MEDIA & LEISURE   29,062,337
NONDURABLES - 10.3%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   10,900  763,000
BEVERAGES - 3.4%
Anheuser-Busch Companies, Inc.   65,100  2,604,000
Brown-Forman Corp. Class B  9,000  411,750
Coca-Cola Co. (The)  327,700  17,245,213
Coors (Adolph) Co. Class B  5,100  96,900
PepsiCo, Inc.   205,900  6,022,575
Seagram Co. Ltd.   49,300  1,950,998
  28,331,436

 SHARES VALUE (NOTE 1)
FOODS - 2.2%
Archer-Daniels-Midland Co.   71,854 $ 1,580,788
CPC International, Inc.   19,100  1,480,250
Campbell Soup Co.   30,800  2,471,700
ConAgra, Inc.   31,900  1,587,025
General Mills, Inc.   21,000  1,330,875
Heinz (H.J.) Co.   48,550  1,735,663
Hershey Foods Corp.   20,300  888,125
Kellogg Co.   27,900  1,830,938
Quaker Oats Co.   17,900  682,438
Ralston Purina Group  14,000  1,027,250
Sara Lee Corp.   63,900  2,380,275
Sysco Corp.   23,900  779,738
Wrigley (Wm.) Jr. Company  15,200  855,000
  18,630,065
HOUSEHOLD PRODUCTS - 2.9%
Alberto Culver Co. Class B  3,600  172,800
Avon Products, Inc.   17,400  993,975
Clorox Co.   6,700  672,513
Colgate-Palmolive Co.   19,400  1,789,650
Gillette Co.   72,400  5,629,100
International Flavors & Fragrances, Inc.   14,600  657,000
Procter & Gamble Co.   90,200  9,696,500
Rubbermaid, Inc.   19,600  445,900
Unilever NV ADR  21,100  3,697,775
  23,755,213
TOBACCO - 1.7%
American Brands, Inc.   22,500  1,116,563
Philip Morris Companies, Inc.   107,700  12,129,713
UST, Inc.   24,800  802,900
  14,049,176
TOTAL NONDURABLES   85,528,890
PRECIOUS METALS - 0.4%
Barrick Gold Corp.   46,900  1,342,835
Battle Mountain Gold Co.   29,600  203,500
Echo Bay Mines Ltd.   18,400  122,143
Homestake Mining Co.   19,200  273,600
Newmont Mining Corp.   13,024  582,824
Placer Dome, Inc.   31,400  688,310
Santa Fe Pacific Gold Corp.   17,220  264,758
  3,477,970
RETAIL & WHOLESALE - 3.9%
APPAREL STORES - 0.3%
Charming Shoppes, Inc. (a)  13,700  69,356
Gap, Inc.   37,800  1,138,725
Limited, Inc. (The)  35,519  652,662
TJX Companies, Inc.   9,500  450,063
  2,310,806
DRUG STORES - 0.3%
CVS Corp.   13,800  570,975
Long Drug Stores, Inc.   2,700  132,638
Rite Aid Corp.   11,100  441,225
Walgreen Co.   32,300  1,292,000
  2,436,838
GENERAL MERCHANDISE STORES - 2.0%
Dayton Hudson Corp.   28,500  1,118,625
Dillard Department Stores, Inc. Class A  15,000  463,125
Federated Department Stores, Inc. (a)  27,400  935,025
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
K mart Corp.   64,000 $ 664,000
May Department Stores Co. (The)  32,900  1,538,075
Mercantile Stores Co., Inc.   4,900  241,938
Nordstrom, Inc.   10,600  375,638
Penney (J.C.) Co., Inc.   29,500  1,438,125
Price/Costco, Inc. (a)  25,839  649,205
Sears, Roebuck & Co.   51,400  2,370,825
Wal-Mart Stores, Inc.   301,600  6,899,100
Woolworth Corp. (a)  17,400  380,625
  17,074,306
GROCERY STORES - 0.5%
Albertson's, Inc.   33,200  1,182,750
American Stores Co.   19,100  780,713
Fleming Companies, Inc.   4,973  85,784
Giant Food, Inc. Class A  7,900  272,550
Great Atlantic & Pacific Tea Co., Inc.   5,100  162,563
Kroger Co. (The) (a)  16,600  771,900
Supervalu, Inc.   8,800  249,700
Winn-Dixie Stores, Inc.   20,000  632,500
  4,138,460
RETAIL & WHOLESALE, MISCELLANEOUS - 0.8%
Circuit City Stores, Inc.   12,800  385,600
Comcast Corp. Class A special  43,050  766,828
Home Depot, Inc. (The)  62,900  3,152,863
Lowe's Companies, Inc.   22,700  805,850
Tandy Corp.   7,900  347,600
Toys "R" Us, Inc. (a)  35,900  1,077,000
  6,535,741
TOTAL RETAIL & WHOLESALE   32,496,151
SERVICES - 0.6%
ADVERTISING - 0.1%
Interpublic Group of Companies, Inc.   10,800  513,000
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   10,600  298,125
PRINTING - 0.3%
Alco Standard Corp.   17,200  887,950
Deluxe Corp.   10,900  356,975
Donnelley (R.R.) & Sons Co.   20,200  633,775
Harland (John H.) Co.   4,100  135,300
Moore Corporation Ltd.   13,200  273,465
  2,287,465
SERVICES - 0.2%
Block (H&R), Inc.   13,500  391,500
Ecolab, Inc.   8,400  316,050
Jostens, Inc.   5,000  105,625
National Service Industries, Inc.   6,300  235,463
Service Corp. International  30,900  865,200
  1,913,838
TOTAL SERVICES   5,012,428
TECHNOLOGY - 12.3%
COMMUNICATIONS EQUIPMENT - 1.8%
Andrew Corp. (a)  7,875  417,867
Cabletron Systems, Inc. (a)  19,800  658,350
Cisco Systems, Inc. (a)  85,200  5,420,850
DSC Communications Corp. (a)  15,400  275,275
Lucent Technologies, Inc.   83,784  3,875,010

 SHARES VALUE (NOTE 1)
Northern Telecom Ltd.   33,900 $ 2,106,926
Tellabs, Inc. (a)  23,500  884,188
3Com Corp. (a)  22,100  1,621,588
  15,260,054
COMPUTER SERVICES & SOFTWARE - 3.1%
Autodesk, Inc.   6,100  170,800
Automatic Data Processing, Inc.   38,000  1,629,250
CUC International, Inc. (a)  51,675  1,227,281
Ceridian Corp. (a)  8,900  360,450
Computer Associates International, Inc.   47,975  2,386,756
Computer Sciences Corp. (a)  9,800  804,825
First Data Corp.   58,800  2,146,200
Microsoft Corp. (a)  157,200  12,988,650
Novell, Inc. (a)  46,500  440,297
Oracle Corp. (a)  86,100  3,594,675
Shared Medical Systems Corp.   3,000  147,750
  25,896,934
COMPUTERS & OFFICE EQUIPMENT - 3.7%
Amdahl Corp. (a)  15,800  191,575
Apple Computer, Inc.   16,300  340,263
Bay Networks, Inc. (a)  24,800  517,700
Compaq Computer Corp. (a)  35,500  2,635,875
Data General Corp. (a)  5,200  75,400
Dell Computer Corp. (a)  23,800  1,264,375
Digital Equipment Corp. (a)  20,500  745,688
EMC Corp. (a)  30,500  1,010,313
Hewlett-Packard Co.   134,500  6,758,625
Intergraph Corp. (a)  6,100  62,525
International Business Machines Corp.   69,300  10,464,300
Pitney Bowes, Inc.   19,700  1,073,650
Seagate Technology (a)  32,200  1,271,900
Silicon Graphics, Inc. (a)  22,700  578,850
Sun Microsystems, Inc. (a)  48,600  1,248,413
Tandem Computers, Inc. (a)  15,400  211,750
Unisys Corp. (a)  22,700  153,225
Xerox Corp.   42,800  2,252,350
  30,856,777
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  23,500  844,531
Perkin-Elmer Corp.   5,800  341,475
Tektronix, Inc.   4,400  225,500
Thermo Electron Corp.   20,100  829,068
  2,240,574
ELECTRONICS - 2.9%
AMP, Inc.   28,796  1,105,047
Advanced Micro Devices, Inc. (a)  17,700  455,775
Intel Corp.   108,200  14,167,438
LSI Logic Corp. (a)  16,900  452,075
Micron Technology, Inc.   27,500  800,938
Motorola, Inc.   78,000  4,787,250
National Semiconductor Corp. (a)  18,100  441,188
Texas Instruments, Inc.   25,000  1,593,750
Thomas & Betts Corp.   5,300  235,188
  24,038,649
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co.   44,200  3,547,050
Polaroid Corp.   5,900  256,650
  3,803,700
TOTAL TECHNOLOGY   102,096,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.1%
AIR TRANSPORTATION - 0.3%
AMR Corp. (a)  11,900 $ 1,048,688
Delta Air Lines, Inc.   10,300  730,013
Southwest Airlines Co.   19,100  422,588
USAir Group, Inc. (a)  8,300  194,013
  2,395,302
RAILROADS - 0.7%
Burlington Northern Santa Fe Corp.   20,218  1,746,330
CSX Corp.   27,738  1,171,931
Conrail, Inc.   10,600  1,056,025
Union Pacific Corp.   32,100  1,930,013
  5,904,299
TRUCKING & FREIGHT - 0.1%
Caliber System, Inc.   5,200  100,100
Consolidated Freightways Corp. (a)  2,850  25,294
Consolidated Freightways, Inc.   5,700  126,825
Federal Express Corp. (a)  14,900  663,050
  915,269
TOTAL TRANSPORTATION   9,214,870
UTILITIES - 9.6%
CELLULAR - 0.2%
AirTouch Communications, Inc. (a)  65,700  1,658,925
ELECTRIC UTILITY - 2.5%
American Electric Power Co., Inc.   24,700  1,015,788
Baltimore Gas & Electric Co.   19,500  521,625
Carolina Power & Light Co.   19,900  726,350
Central & South West Corp.   27,700  709,813
Consolidated Edison Co. of New York, Inc.   30,800  900,900
DTE Energy Co.   19,000  615,125
Dominion Resources, Inc.  23,300  897,050
Duke Power Co.   26,600  1,230,250
Edison International  57,700  1,146,788
Entergy Corp.  29,900  829,725
FPL Group, Inc.   24,200  1,113,200
GPU, Inc.   15,900  534,638
Houston Industries, Inc.   32,800  742,100
Niagara Mohawk Power Corp.  19,000  187,625
Northern States Power Co.  9,100  417,463
Ohio Edison Co.   20,000  455,000
PECO Energy Co.   29,200  737,300
PP&L Resources, Inc.   21,300  489,900
Pacific Gas & Electric Co.   54,700  1,148,700
PacifiCorp.   38,600  791,300
Public Service Enterprise Group, Inc.   32,200  877,450
Southern Co.   88,500  2,002,313
Texas Utilities Co.   29,600  1,206,200
Unicom Corp.   28,400  770,350
Union Electric Co.   13,500  519,750
  20,586,703
GAS - 0.8%
Columbia Gas System, Inc. (The)  7,300  464,463
Consolidated Natural Gas Co.   12,500  690,625
ENSERCH Corp.   9,000  207,000
Eastern Enterprises Co.   2,600  91,975
El Paso Natural Gas Co.  2,083  105,192
Enron Corp.   33,300  1,436,063
NICOR, Inc.   6,500  232,375
Noram Energy Corp.   18,157  279,441
ONEOK, Inc.   3,500  105,000
Pacific Enterprises  11,100  337,163
PanEnergy Corp.   19,900  895,500

 SHARES VALUE (NOTE 1)
Peoples Energy Corp.   4,500 $ 152,438
Sonat, Inc.   11,400  587,100
Williams Companies, Inc.   20,550  770,625
  6,354,960
TELEPHONE SERVICES - 6.1%
ALLTEL Corp.   25,000  784,375
AT&T Corp.   211,900  9,217,650
Ameritech Corp.  72,200  4,377,125
Bell Atlantic Corp.   57,500  3,723,125
BellSouth Corp.   130,600  5,272,975
Frontier Corp.   21,800  493,225
GTE Corp.   127,300  5,792,150
MCI Communications Corp.   90,500  2,958,219
NYNEX Corp.   57,700  2,776,813
Pacific Telesis Group  56,400  2,072,700
SBC Communications, Inc.   80,200  4,150,350
Sprint Corp.   56,700  2,260,913
U.S. West, Inc. (a)  62,700  2,022,075
U.S. West, Inc. (Media Group) (a)  82,200  1,520,700
WorldCom, Inc. (a)  111,100  2,895,544
  50,317,939
TOTAL UTILITIES   78,918,527
TOTAL COMMON STOCKS
 (Cost $648,485,937)   743,217,010
U.S. TREASURY OBLIGATIONS - 0.5%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (A) AMOUNT (NOTE 1)
U.S. Treasury Bills, yields at date
 of purchase 5.06% to 5.40%,
 3/6/97 (b)
 (Cost $4,122,570) $ 4,200,000  4,163,460
CASH EQUIVALENTS - 9.8%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 81,298,476  81,268,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $733,876,507) $  828,648,470
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
214 S&P 500 Index Contracts Mar. 1997 $ 79,661,500 $ (865,578)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 9.6%
LEGEND
1. Non-income producing
2. Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,163,460. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $498,627,105 and $60,621,879, respectively.
The market value of futures contracts opened and closed during the period amounted to $629,542,879 and $580,149,403, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $374 for the period (see
Note 4 of Notes to Financial Statements).
The fund participated in the interfund lending program as a lender. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $15,966,000 and $10,572,000, respectively. The weighted average interest rate was 5.42% (see Note 2 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $733,876,507. Net unrealized appreciation aggregated $94,771,963, of which $108,388,822 related to appreciated investment securities and $13,616,859 related to depreciated investment securities.
The fund hereby designates approximately $13,962,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: INDEX 500 PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $81,268,000) (cost $733,876,507) -         $ 828,648,470
See accompanying schedule

Cash                                                                                                               359

Receivable for investments sold                                                                                     28,659,261

Receivable for fund shares sold                                                                                  3,319,301

Dividends receivable                                                                                                 1,274,804

Other receivables                                                                                                    146

 TOTAL ASSETS                                                                                                       861,902,341

LIABILITIES

Payable for investments purchased                                                                   $ 33,566,854

Payable for fund shares redeemed                                                                    3,271,797

Accrued management fee                                                                               87,009

Payable for daily variation on                                                                      1,635,565
futures contracts

Other payables and                                                                                   98,431
accrued expenses

 TOTAL LIABILITIES                                                                                                 38,659,656

NET ASSETS                                                                                                      $ 823,242,685

Net Assets consist of:

Paid in capital                                                                                                 $ 695,721,458

Undistributed net investment income                                                                               10,839,163

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                22,775,719

Net unrealized appreciation (depreciation) on investments                                                            93,906,345
and assets and liabilities in
foreign currencies

NET ASSETS, for 9,244,289                                                                                           $ 823,242,685
shares outstanding

NET ASSET VALUE, offering price                                                                                    $89.05
and redemption price per share ($823,242,685 (divided by) 9,244,289 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 9,687,701
Dividends

Interest                                                                          2,483,300

 TOTAL INCOME                                                                     12,171,001

EXPENSES

Management fee                                                     $ 1,346,765

Transfer agent fees                                                 371,637

Accounting fees and expenses                                        271,956

Non-interested trustees' compensation                               2,347

Custodian fees and expenses                                         43,234

Registration fees                                                   319

Audit                                                               44,006

Legal                                                               2,309

Miscellaneous                                                       1,443

 Total expenses before reductions                                   2,084,016

 Expense reductions                                                 (751,964      1,332,052
                                                                   )

NET INVESTMENT INCOME                                                             10,838,949

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              16,384,201

 Foreign currency transactions                                      124

 Futures contracts                                                  6,270,052     22,654,377

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              68,765,773

 Assets and liabilities in                                          (57
 foreign currencies                                                )

 Futures contracts                                                  (740,028      68,025,688
                                                                   )

NET GAIN (LOSS)                                                                   90,680,065

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 101,519,014

OTHER INFORMATION                                                                $ 313
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                      1,380

  Transfer agent interest credits                                                 11,997

  FMR reimbursement                                                               738,274

                                                                                 $ 751,964


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                       $ 10,838,949    $ 3,388,217
Net investment income

 Net realized gain (loss)                                                                         22,654,377      8,859,319

 Change in net unrealized appreciation (depreciation)                                             68,025,688      24,840,544

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   101,519,014     37,088,080

Distributions to shareholders                                                                      (3,387,922)     (1,038,071)
From net investment income

 From net realized gain                                                                            (8,711,800)     (125,271)

 In excess of net realized gain                                                                   -               (16,781)

 TOTAL DISTRIBUTIONS                                                                                 (12,099,722)    (1,180,123)

Share transactions                                                                                   568,794,744     176,225,141
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       12,099,722      1,180,123

 Cost of shares redeemed                                                                             (92,770,768)    (18,914,447)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             488,123,698     158,490,817

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            577,542,990     194,398,774

NET ASSETS

 Beginning of period                                                                                 245,699,695     51,300,921

 End of period (including undistributed net investment income of $10,839,163 and $3,389,130,
respectively)                                                                                      $ 823,242,685   $ 245,699,695

OTHER INFORMATION
Shares

 Sold                                                                                               6,984,700       2,593,616

 Issued in reinvestment of distributions                                                             161,200         20,470

 Redeemed                                                                                           (1,146,896)     (281,351)

 Net increase (decrease)                                                                             5,999,004       2,332,735



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,                          AUGUST 27, 1992
                                                                            (COMMENCEMENT
                                                                            OF
                                                                            OPERATIONS) TO
                                                                            DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 D   1992





Net asset value, beginning of period                                  $ 75.71     $ 56.22     $ 55.74    $ 52.60    $ 50.00

Income from Investment Operations

 Net investment income                                                1.04        .85         1.14       1.31       .44

 Net realized and unrealized gain (loss)                              15.55       19.72       (.56)      3.80       2.71

 Total from investment operations                                     16.59       20.57       .58        5.11       3.15



Less Distributions

 From net investment income                                           (.91)       (.95)       -          (1.28)     (.47)

 From net realized gain                                               (2.34)      (.11)       (.10)      (.60)      (.08)

 In excess of net realized gain                                       -           (.02)       -          (.09)      -

 Total distributions                                                  (3.25)      (1.08)      (.10)      (1.97)     (.55)

Net asset value, end of period                                        $ 89.05     $ 75.71     $ 56.22    $ 55.74    $ 52.60

TOTAL RETURN B, C                                                     22.71%      37.19%      1.04%      9.74%      6.31%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                               $ 823,243   $ 245,700   $ 51,301   $ 25,153   $ 17,961

Ratio of expenses to average net assets                               .28%        .28%        .28%       .28%       .28% A,
                                                                      E           E           E          E          E

Ratio of net investment income to average net assets                  2.26%       2.70%       2.81%      2.65%      2.89% A

Portfolio turnover rate                                               14%         16%         2%         9%         0%

Average commission rate F                                             $ .0315

A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT
 ANNUALIZED. TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR
INSURANCE COMPANY'S
SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL
RETURNS SHOWN. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). D EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT
OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. E FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). F FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above. INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .28% of the fund's average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .28% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 43% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 10%.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Index 500 Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Index 500 Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Index 500 Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Index 500 Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $2.09 per share derived from capital gains realized from sales of portfolio securities and a dividend of $1.03 per share from net investment income.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Jennifer G. Farrelly, VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA
* INDEPENDENT TRUSTEES


(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: ASSET MANAGER PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                       3    A review of what happened in world markets
                                              during the last year.

PERFORMANCE                              4    How the fund has done over time.

FUND TALK                                5    The managers' review of fund performance, strategy
                                              and outlook.

ADDITIONAL INTERVIEW ON POLICY CHANGES   7    A discussion of recent changes to
                                              VIP II: Asset Manager

INVESTMENTS                              8    A complete list of the fund's investments with their
                                              market values.

FINANCIAL STATEMENTS                     19   Statements of assets and liabilities, operations, and
                                              changes in net assets, as well as financial highlights.

NOTES                                    21   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS        24   The auditors' opinion.

DISTRIBUTIONS                            25



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   PAST 5   LIFE OF
                                   YEAR     YEARS    FUND

Asset Manager                      14.60%   11.26%   11.69%

S&P 500 (registered trademark)     22.96%   15.22%   13.93%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, September 6, 1989.
If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total return figures would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             VIP II:Asset Manage         S&P500                      Fid.
Composite Index
             00228                       SP001                       F0001

  1989/09/30      10000.00                    10000.00
10000.00
  1989/10/31      10020.02                     9768.00
10057.20
  1989/11/30      10060.06                     9967.27
10176.98
  1989/12/31      10091.09                    10206.48
10276.92
  1990/01/31       9868.42                     9521.63
10029.14
  1990/02/28       9969.64                     9644.46
10093.23
  1990/03/31      10050.61                     9900.03
10192.55
  1990/04/30       9919.03                     9652.53
10098.47
  1990/05/31      10425.10                    10593.65
10527.96
  1990/06/30      10506.07                    10521.62
10593.55
  1990/07/31      10485.83                    10487.95
10658.17
  1990/08/31      10141.70                     9539.84
10328.51
  1990/09/30       9929.15                     9075.25
10236.17
  1990/10/31       9979.76                     9036.22
10309.57
  1990/11/30      10465.59                     9619.96
10618.75
  1990/12/31      10769.23                     9888.36
10792.69
  1991/01/31      11284.56                    10319.49
10998.50
  1991/02/28      11726.26                    11057.34
11273.90
  1991/03/31      11915.56                    11324.93
11396.34
  1991/04/30      12094.35                    11352.11
11471.10
  1991/05/31      12367.79                    11842.52
11653.26
  1991/06/30      12146.94                    11300.13
11502.23
  1991/07/31      12451.92                    11826.72
11733.43
  1991/08/31      12704.33                    12107.01
11942.28
  1991/09/30      12777.94                    11904.82
11999.01
  1991/10/31      12862.08                    12064.35
12105.80
  1991/11/30      12651.74                    11578.15
12022.39
  1991/12/31      13198.62                    12902.69
12614.73
  1992/01/31      13366.89                    12662.70
12476.86
  1992/02/29      13626.47                    12827.32
12556.58
  1992/03/31      13593.27                    12577.19
12465.80
  1992/04/30      13792.52                    12946.96
12619.13
  1992/05/31      13936.42                    13010.40
12743.05
  1992/06/30      13925.35                    12816.54
12748.65
  1992/07/31      14157.81                    13340.74
13094.91
  1992/08/31      14113.53                    13067.25
13044.62
  1992/09/30      14202.09                    13221.45
13188.90
  1992/10/31      14224.22                    13267.72
13136.41
  1992/11/30      14534.17                    13720.15
13311.65
  1992/12/31      14744.49                    13888.91
13474.85
  1993/01/31      15010.15                    14005.57
13643.28
  1993/02/28      15150.92                    14196.05
13833.47
  1993/03/31      15579.83                    14495.59
13975.40
  1993/04/30      15672.57                    14144.79
13890.43
  1993/05/31      15939.19                    14523.87
14039.61
  1993/06/30      16066.70                    14565.99
14188.71
  1993/07/31      16263.77                    14507.73
14206.88
  1993/08/31      16739.04                    15057.57
14556.36
  1993/09/30      16750.64                    14941.63
14541.52
  1993/10/31      17202.73                    15250.92
14691.00
  1993/11/30      17179.54                    15106.04
14577.88
  1993/12/31      17875.07                    15288.82
14678.76
  1994/01/31      18443.09                    15808.64
14967.05
  1994/02/28      17857.33                    15380.23
14683.28
  1994/03/31      17017.99                    14709.65
14303.86
  1994/04/30      17030.15                    14897.93
14341.05
  1994/05/31      17176.13                    15142.26
14437.71
  1994/06/30      16847.69                    14771.27
14293.33
  1994/07/31      17139.63                    15255.77
14595.21
  1994/08/31      17541.06                    15881.26
14846.54
  1994/09/30      17334.15                    15492.17
14628.89
  1994/10/31      17419.36                    15840.74
14769.03
  1994/11/30      17163.73                    15263.82
14554.47
  1994/12/31      16786.37                    15490.18
14689.71
  1995/01/31      16676.82                    15891.84
14964.29
  1995/02/28      16946.97                    16511.15
15338.22
  1995/03/31      17170.77                    16998.39
15572.95
  1995/04/30      17444.31                    17498.99
15852.95
  1995/05/31      17668.12                    18198.43
16378.13
  1995/06/30      17817.32                    18621.18
16597.47
  1995/07/31      18451.43                    19238.66
16808.98
  1995/08/31      18675.24                    19286.95
16919.65
  1995/09/30      18911.47                    20100.85
17285.46
  1995/10/31      18662.80                    20029.09
17383.85
  1995/11/30      19147.71                    20908.37
17812.18
  1995/12/31      19632.62                    21311.07
18067.68
  1996/01/31      20055.36                    22036.50
18375.48
  1996/02/29      20001.35                    22240.77
18308.01
  1996/03/31      20213.99                    22454.95
18330.20
  1996/04/30      20426.62                    22785.94
18406.38
  1996/05/31      20586.10                    23373.59
18600.31
  1996/06/30      20772.16                    23462.64
18738.77
  1996/07/31      20426.62                    22426.06
18441.72
  1996/08/31      20466.49                    22899.03
18598.03
  1996/09/30      21210.73                    24187.79
19154.71
  1996/10/31      21755.62                    24854.88
19551.44
  1996/11/30      22832.10                    26733.66
20294.32
  1996/12/31      22499.85                    26204.07
20067.35
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123

Let's say hypothetically that $10,000 was invested in Asset Manager Portfolio on September 30, 1989, shortly after the fund started. By December 31, 1996, the value of the investment would have grown to $22,500
- a 125.00% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500, which would have grown to $26,204 over the same period - a 162.04% increase on the initial investment.
You can also look at how the Fidelity Composite Index did over the same period. The composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (162.04%), Lehman Brothers Aggregate Bond Index (84.18%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (44.16%) - according to the fund's neutral mix,* assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $20,067 - a 100.67% increase.
* 50% STOCKS, 40% BONDS AND 10% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40% AND 30%, RESPECTIVELY, PRIOR TO JUNE 1, 1992.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENT
                                        S

Philip Morris Companies, Inc.           4.6

Federal National Mortgage Association   4.3

General Motors Corp.                    2.5

Compaq Computer Corp.                   1.9

International Business Machines Corp.   1.9

TOP FIVE BOND ISSUERS AS OF DECEMBER 31, 1996
(WITH MATURITIES MORE THAN ONE YEAR)        % OF FUND'S
                                            INVESTMENT
                                            S

U.S. Treasury Obligations                   19.0

Federal National Mortgage Association       4.5

Government National Mortgage Association    2.3

Federal Home Loan Mortgage Corporation      1.6

Federal Home Loan Bank                      0.5

ASSET ALLOCATION AS OF DECEMBER 31, 1996*
Row: 1, Col: 1, Value: 7.7
Row: 1, Col: 2, Value: 44.9
Row: 1, Col: 3, Value: 47.4
Stocks  47.4%
Bonds  44.9%
Short-term investments 7.7%
FOREIGN INVESTMENTS  11.6%
*



 % OF FUND'S INVESTMENTS

VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FUND TALK: THE MANAGERS' OVERVIEW



An interview with Richard Habermann (center), Portfolio Manager of Asset Manager Portfolio, as well as George Vanderheiden (left) and Michael Gray, sub-managers for stocks and bonds, respectively
Q. HOW DID THE FUND PERFORM, DICK?
D.H. The fund continued to lag the stock market somewhat during the period. That's not altogether surprising, however, since the fund invests in both stocks and bonds, and stocks markedly outperformed bonds over the past year. The Standard & Poor's 500 Index had a total return of 22.96% for the 12 months that ended December 31, 1996. The fund benefited most from the performance of its equity investments, and performed in line with other flexible portfolios and with our expectations following a repositioning of the fund that we executed earlier in the year.
Q. CAN YOU ELABORATE ON THIS REPOSITIONING?
D.H. On the bond side, we focused on investment-grade, dollar-denominated securities, bringing the bond portfolio's duration - its sensitivity to changes in interest rates - in line with the bond market average as represented by the Lehman Brothers Aggregate Index. Our stock selection emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market. Fortunately, these kinds of stocks provided very strong performance in 1996.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. We aimed to bring the fund in line with the new neutral mix we have developed for the fund. As a result, the fund had about 47% in stocks, 45% in bonds and 8% in short-term money market securities. For more information on this policy change, please refer to the additional interview that follows.
Q. WHAT HAS YOUR ASSET ALLOCATION STRATEGY BEEN OVER THE PAST SIX MONTHS? D.H. We've kept the stock weighting fairly steady over that period. As I said, stocks performed very well. Stock prices rebounded starting in July, after it became evident that some negative corporate earnings reports were not indicative of the state of the overall market. A benign economic and interest rate environment helped stocks maintain their momentum through the last three months of the year. Federal Reserve Board Chairman Alan Greenspan's comments about the market's exuberance caused some short-term volatility in December, but the stock market rebounded fairly quickly. There were times when we added to the fixed-income component, buying bonds when they became undervalued during periods of market duress. Periodically, economic data that some feared signaled impending inflation shook the market. Inflation is a negative influence on bond investing because it erodes the value of a bond's fixed payments. We added to the fund's position in investment-grade bonds when their prices fell and their yields rose in response to the economic data, enabling us to lock in higher yields on our new fixed-income investments. When yields subsequently fell, the value of the fixed-income investments we purchased earlier increased.
Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES HAVE YOU PURSUED? G.V. I've sought to minimize the risk in the stock holdings because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how much times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market was paying for each stock's total return at the beginning of October. Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris, on the other hand, was at $93 with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but these worries have been around for 15 years and this was the biggest gap between the two companies' price-to-earnings ratios. That's why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel's price had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. However, it does require patience.
Q. MICHAEL, WHERE HAVE YOU FOUND OPPORTUNITIES IN THE BOND PORTFOLIO?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they became more attractive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. Despite the bond market's inflation fears in the spring, the economy looked as if it was growing, while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general, I sought securities that I thought would be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those bonds that by the nature of their structure would be less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. Twice this year, there has been real excitement in the stock market, in July and December. Both occasions were related to concerns about earnings. Going forward, I think we'll find more risk in the markets. Sometimes people tend to forget that stocks, most importantly, are stocks of COMPANIES. So what we've been trying to do is to spend a lot of time listening to companies and trying to get a sense of what's going on. There might be a pick-up in the economy to sustain earnings, but in the short term, earnings disappointments will hit a stock hard. The stocks and markets that have done poorly are those that haven't met expectations. If the low-interest, low-inflation environment continues, earnings will be more crucial. That is, because of lower interest rates, there will be more of a reaction when earnings don't meet expectations. In addition, stock prices will be more sensitive to any changes in interest rates. As for fixed-income, we'll continue to keep an eye on the strength of the economy and to look for value in the various sectors of the market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
NOTE TO SHAREHOLDERS: Charles Morrison became sub-manager for bonds on February 3, 1997, after the period ended.


FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1996, more than $3.6 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager Portfolio's neutral mix of investments changed, and there was a change in how bonds and short-term instruments are classified. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES CHANGED. CAN YOU EXPLAIN?
A. Yes. Asset Manager's neutral mix - which represents how the fund's investments are allocated, on average, over the long term - was 40% stocks, 40% bonds and 20% short-term instruments. Under a new policy approved by the fund's Board of Trustees, the neutral mix is now 50% stocks, 40% bonds and 10% short-term/money market instruments. As always, this allocation will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to establish a general direction for the fund and communicate the expected posture of the fund going forward.
Q. WHAT DO THESE CHANGES MEAN?
A. The most significant impact of the changes is a 10% increase in the fund's equity allocation and a reduction in the fixed-income classes. The other changes to the bond and short-term positions are mainly a redefinition of the dividing line of short-term securities and longer-term bonds.
Q. SO YOU ALSO CHANGED THE DEFINITION OF "SHORT-TERM" FOR THE PURPOSES OF HOW THE FUND LOOKS AT ITS ALLOCATIONS . . .
A. The short-term asset class in the fund included all bonds and short-term instruments with maturities of three years or less. Under our new definition, we now move most securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. This class, in general, will include securities with remaining maturities of 12 months or less and securities with comparable interest rate sensitivity. In addition to redefining the bond and short-term class, we also assigned a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981.
Q. WHY DID YOU MAKE THESE CHANGES?
A. With the changes in the management structure, we thought it was a good time to reassess the neutral mix based on what we learned since we launched the first Asset Manager fund in 1988.
One thing we found is that stocks have continued to provide superior returns relative to both intermediate and long term bonds. At the same time, the volatility of stocks and bonds by some measures has been converging. Based on this comparison and other factors we evaluated, we believe the fund can modestly increase its allocation to equities and thus its potential return without unduly affecting its volatility.
Shareholders should remember that these allocations simply represent a neutral mix. Because the fund is actively managed, allocations will change based on the market environment. The allocation ranges for each asset class have been modified to accommodate the change in the neutral mix.
Q. AND WHY DID YOU REDEFINE THE SHORT-TERM CLASS AND ADD A SUB-MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will help to make this category more stable. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. WILL THESE CHANGES HAVE ANY IMPACT ON THE LEVEL OF FOREIGN SECURITIES HELD IN THE FUND?
A. Because part of the fund's goal is to produce high total return over the long-term through diversification, foreign investments will continue to play a role in the fund. However, we are more likely to seek investment opportunities first in domestic markets. For example, foreign holdings were down to about 12% at the end of the period, compared with 19% six months before that. That said, we have removed the limit on foreign investment in order to standardize policy with other funds.
Q. HOW HAVE YOU BROUGHT THE FUND IN LINE WITH THE NEW POLICIES?
A. We have been making gradual changes so that at the start of 1997, the fund's neutral allocation mix and holdings are where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio, so making changes over the next month won't be unusual.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 47.1%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.6%
AEROSPACE & DEFENSE - 0.3%
Boeing Co.   92,800 $ 9,871,600
Gulfstream Aerospace Corp. (a)  46,700  1,132,475
  11,004,075
DEFENSE ELECTRONICS - 0.3%
Raytheon Co.   256,800  12,358,500
TOTAL AEROSPACE & DEFENSE   23,362,575
BASIC INDUSTRIES - 2.4%
CHEMICALS & PLASTICS - 1.6%
Air Products & Chemicals, Inc.   61,200  4,230,450
du Pont (E.I.) de Nemours & Co.   423,900  40,005,563
Raychem Corp.   95,800  7,675,975
Union Carbide Corp.   190,000  7,766,250
  59,678,238
METALS & MINING - 0.1%
Reynolds Metals Co.   33,300  1,877,288
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc. (a)  59,500  1,353,625
Tupperware Corp.   45,300  2,429,213
  3,782,838
PAPER & FOREST PRODUCTS - 0.6%
Boise Cascade Corp.   126,700  4,022,725
Champion International Corp.   204,300  8,835,975
International Paper Co.   108,500  4,380,688
Temple-Inland, Inc.   36,900  1,997,213
Willamette Industries, Inc.   23,800  1,657,075
  20,893,676
TOTAL BASIC INDUSTRIES   86,232,040
CONSTRUCTION & REAL ESTATE - 0.5%
CONSTRUCTION - 0.4%
Centex Corp.   102,200  3,845,275
DR Horton, Inc.  123,224  1,340,061
Fleetwood Enterprises, Inc.   296,181  8,144,978
Kaufman & Broad Home Corp.   150,700  1,940,263
Lennar Corp.   4,600  125,350
U.S. Home Corp. (a)  18,000  468,000
  15,863,927
ENGINEERING - 0.1%
Fluor Corp.   63,400  3,978,350
TOTAL CONSTRUCTION & REAL ESTATE   19,842,277
DURABLES - 4.0%
AUTOS, TIRES, & ACCESSORIES - 3.8%
Cummins Engine Co., Inc.   82,400  3,790,400
Dana Corp.   82,300  2,685,038
Discount Auto Parts, Inc. (a)  47,800  1,117,325
Federal-Mogul Corp.   108,800  2,393,600
General Motors Corp.   1,604,990  89,478,193
Goodyear Tire & Rubber Co.   48,400  2,486,550
Honda Motor Co. Ltd.   397,000  11,333,075
Magna International, Inc. Class A  247,000  13,738,739
Superior Industries International, Inc.   116,900  2,703,313
Volvo AB Class B  336,300  7,389,159
  137,115,392
CONSUMER ELECTRONICS - 0.1%
Newell Co.   100,000  3,150,000
Whirlpool Corp.   22,100  1,030,413
  4,180,413

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  315,900 $ 3,474,900
TOTAL DURABLES   144,770,705
ENERGY - 4.3%
ENERGY SERVICES - 0.1%
McDermott International, Inc.   208,900  3,472,963
OIL & GAS - 4.2%
Amerada Hess Corp.   98,200  5,683,325
Anadarko Petroleum Corp.   13,900  900,025
Atlantic Richfield Co.   145,900  19,331,750
British Petroleum PLC ADR  178,178  25,189,915
Burlington Resources, Inc.   216,400  10,901,150
Canada Occidental Petroleum Ltd.   227,700  3,662,534
Elf Aquitaine SA sponsored ADR  50,700  2,294,175
Enron Oil & Gas Co.   15,000  378,750
Kerr-McGee Corp.   47,600  3,427,200
Noble Affiliates, Inc.   23,600  1,129,850
Occidental Petroleum Corp.   145,600  3,403,400
Royal Dutch Petroleum Co.:
 ADR  275,700  47,075,775
 Ord.   29,800  5,222,716
Santa Fe Energy Resources, Inc. (a)  149,100  2,068,763
Sun Co., Inc.   142,800  3,480,750
Tosco Corp.   154,500  12,224,813
Total SA:
 Class B  19,733  1,604,494
 sponsored ADR  56,437  2,271,589
Ultramar Diamond Shamrock Corp.   5,500  173,938
Union Pacific Resources Group, Inc.   39,500  1,155,375
  151,580,287
TOTAL ENERGY   155,053,250
FINANCE - 10.1%
BANKS - 1.2%
Canadian Imperial Bank of Commerce  18,700  824,609
Fleet Financial Group, Inc.   700,000  34,912,500
Nations Bank Corp.   39,800  3,890,450
State Street Boston Corp.   42,900  2,767,050
  42,394,609
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  200,000  2,200,000
CREDIT & OTHER FINANCE - 0.0%
Transamerica Corp.   15,700  1,240,300
FEDERAL SPONSORED CREDIT - 5.8%
Federal Home Loan Mortgage
 Corporation  497,200  54,754,150
Federal National Mortgage
 Association  4,176,290  155,566,803
  210,320,953
INSURANCE - 2.7%
AFLAC, Inc.   81,300  3,475,575
Allmerica Financial Corp.   110,700  3,708,450
Allstate Corp.   543,100  31,431,913
American International Group, Inc.   193,700  20,968,025
CIGNA Corp.   10,200  1,393,575
Equitable of Iowa Companies  12,400  568,850
General Re Corp.   91,200  14,386,800
Loews Corp.   19,400  1,828,450
MGIC Investment Corp.   25,200  1,915,200
Provident Companies, Inc.   8,800  425,700
Providian Corp.   184,700  9,488,963
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Reliastar Financial Corp.   14,500 $ 837,375
Torchmark Corp.   112,700  5,691,350
Travelers/Aetna Property Casualty Corp.
 Class A  28,300  1,001,113
UNUM Corp.   10,400  751,400
  97,872,739
SAVINGS & LOANS - 0.2%
Golden West Financial Corp.   113,900  7,189,938
SECURITIES INDUSTRY - 0.1%
United Asset Management Corp.   219,500  5,844,188
TOTAL FINANCE   367,062,727
HEALTH - 2.6%
DRUGS & PHARMACEUTICALS - 0.6%
Astra AB Class A Free shares  175,400  8,629,609
Novartis AG (Reg.)  3,300  3,771,077
Pharmacia & Upjohn, Inc.   15,900  630,038
Schering-Plough Corp.   130,400  8,443,400
  21,474,124
MEDICAL EQUIPMENT & SUPPLIES - 0.1%
Allegiance Corp.   16,580  458,023
Baxter International, Inc.   32,400  1,328,400
Biomet, Inc.   193,000  2,919,125
  4,705,548
MEDICAL FACILITIES MANAGEMENT - 1.9%
Columbia/HCA Healthcare Corp.   1,390,150  56,648,613
Humana, Inc. (a)  194,000  3,710,250
Tenet Healthcare Corp. (a)  211,100  4,617,813
United HealthCare Corp.   49,000  2,205,000
  67,181,676
TOTAL HEALTH   93,361,348
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc. (a)  62,800  2,158,750
INDUSTRIAL MACHINERY & EQUIPMENT - 1.0%
ELECTRICAL EQUIPMENT - 0.5%
Emerson Electric Co.   24,200  2,341,350
General Electric Co.   91,800  9,076,725
Scientific-Atlanta, Inc.   61,000  915,000
Sensormatic Electronics Corp.   59,900  1,003,325
Westinghouse Electric Corp.   153,900  3,058,763
  16,395,163
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Caterpillar, Inc.   141,600  10,655,400
Dover Corp.   12,000  603,000
Illinois Tool Works, Inc.   3,600  287,550
Kaydon Corp.   900  42,413
Kennametal, Inc.   1,517  58,973
  11,647,336
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.   258,200  6,777,750
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   34,820,249
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.0%
CS Wireless Systems, Inc. (a)(c)  47  -
HSN, Inc. (a)  29,745  706,444
  706,444

 SHARES VALUE (NOTE 1)
ENTERTAINMENT - 0.1%
Cedar Fair LP (depositary unit)  8,400 $ 310,800
Royal Carribean Cruises Ltd.   53,800  1,257,575
  1,568,375
LEISURE DURABLES & TOYS - 0.4%
Nintendo Co. Ltd. Ord.   200,400  14,327,865
LODGING & GAMING - 0.3%
Bally Gaming International, Inc.
 (warrants) (a)  38,400  67,200
Circus Circus Enterprises, Inc. (a)  269,100  9,250,313
Fitzgeralds South, Inc.
 (warrants) (a)(c)  420  -
Mirage Resorts, Inc. (a)  34,400  743,900
Sun International Hotels Ltd. Ord. (a)  51,800  1,890,700
  11,952,113
RESTAURANTS - 0.1%
Brinker International, Inc. (a)  86,000  1,376,000
Darden Restaurants, Inc.   48,800  427,000
McDonald's Corp.   42,000  1,900,500
  3,703,500
TOTAL MEDIA & LEISURE   32,258,297
NONDURABLES - 5.3%
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   50,000  1,112,500
TOBACCO - 5.3%
Philip Morris Companies, Inc.   1,466,100  165,119,513
RJR Nabisco Holdings Corp.   647,430  22,012,620
UST, Inc.   140,400  4,545,450
  191,677,583
TOTAL NONDURABLES   192,790,083
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   34,900  999,252
Santa Fe Pacific Gold Corp.   143,000  2,198,625
  3,197,877
RETAIL & WHOLESALE - 2.6%
APPAREL STORES - 0.2%
TJX Companies, Inc.   124,200  5,883,975
DRUG STORES - 0.0%
CVS Corp.   33,400  1,381,925
GENERAL MERCHANDISE STORES - 1.1%
Federated Department Stores, Inc. (a)  364,200  12,428,325
Wal-Mart Stores, Inc.   1,230,600  28,149,975
  40,578,300
GROCERY STORES - 0.0%
Safeway, Inc.  11,300  483,075
RETAIL & WHOLESALE, MISCELLANEOUS - 1.3%
Home Depot, Inc. (The)  391,300  19,613,913
Lowe's Companies, Inc.   316,200  11,225,100
Officemax, Inc. (a)  262,800  2,792,250
Office Depot, Inc. (a)  119,200  2,115,800
Rex Stores Corp. (a)  62,100  504,563
Tandy Corp.   46,100  2,028,400
Toys "R" Us, Inc. (a)  292,400  8,772,000
  47,052,026
TOTAL RETAIL & WHOLESALE   95,379,301
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   15,700 $ 745,750
SERVICES - 0.0%
HCIA, Inc. (a)  19,900  686,550
TOTAL SERVICES   1,432,300
TECHNOLOGY - 8.3%
COMMUNICATIONS EQUIPMENT - 0.1%
Cisco Systems, Inc. (a)  70,600  4,491,925
Nokia Corp. AB sponsored ADR  12,900  743,363
  5,235,288
COMPUTER SERVICES & SOFTWARE - 0.8%
America Online, Inc. (a)  75,200  2,500,400
Automatic Data Processing, Inc.   150,700  6,461,263
Electronic Data Systems Corp.  140,300  6,067,975
Microsoft Corp. (a)  45,900  3,792,488
Oracle Corp. (a)  112,500  4,696,875
Policy Management Systems Corp. (a)  94,400  4,354,200
Sabre Group Holdings, Inc. Class A (a)  7,400  206,275
  28,079,476
COMPUTERS & OFFICE EQUIPMENT - 4.8%
Adaptec, Inc. (a)  21,600  864,000
Bay Networks, Inc. (a)  396,000  8,266,500
Compaq Computer Corp. (a)  919,700  68,287,725
Hewlett-Packard Co.   184,800  9,286,200
Ingram Micro, Inc. Class A (a)  7,200  165,600
International Business Machines Corp.   447,600  67,587,600
SCI Systems, Inc. (a)  188,500  8,411,813
Seagate Technology (a)  208,300  8,227,850
Silicon Graphics, Inc. (a)  38,400  979,200
Tech Data Corp. (a)  10,600  290,175
  172,366,663
ELECTRONIC INSTRUMENTS - 0.6%
Applied Materials, Inc. (a)  157,800  5,670,938
KLA Instruments Corp. (a)  33,800  1,199,900
Lam Research Corp. (a)  81,400  2,289,375
Novellus System, Inc. (a)  69,500  3,766,031
Teradyne, Inc. (a)  196,700  4,794,563
Varian Associates, Inc.   74,900  3,810,538
  21,531,345
ELECTRONICS - 2.0%
AMP, Inc.   370,400  14,214,100
Atmel Corp. (a)  77,000  2,550,625
Intel Corp.   106,700  13,971,031
Methode Electronics, Inc. Class A  5,400  109,350
Microchip Technology, Inc. (a)  12,500  635,938
Micron Technology, Inc.   86,200  2,510,575
Molex, Inc.   54,500  1,941,563
Motorola, Inc.   41,700  2,559,338
National Semiconductor Corp. (a)  88,800  2,164,500
Solectron Corp. (a)  376,100  20,074,338
Storage Technology Corp. (a)  62,400  2,971,800
Texas Instruments, Inc.   118,900  7,579,875
Xilinx, Inc. (a)  48,600  1,789,088
  73,072,121
TOTAL TECHNOLOGY   300,284,893

 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.3%
RAILROADS - 0.2%
Bombardier, Inc. Class B  94,600 $ 1,745,909
Burlington Northern Santa Fe Corp.   45,600  3,938,700
CSX Corp.   53,460  2,258,685
  7,943,294
SHIPPING - 0.1%
Stolt-Nielsen SA Class B
 sponsored ADR  84,900  1,591,875
Stolt-Nielsen SA  33,000  622,875
  2,214,750
TOTAL TRANSPORTATION   10,158,044
UTILITIES - 4.0%
CELLULAR - 1.6%
AirTouch Communications, Inc. (a)  352,000  8,888,000
Microcell Telecommunications, Inc. (a):
 (warrants)  680  8,500
 (conditional warrants)  680  425
360 Degrees Communications Co. (a)  37,200  860,250
Vodafone Group PLC sponsored ADR  676,200  27,977,775
Vodafone Group PLC  4,766,050  20,165,682
  57,900,632
GAS - 0.1%
Enron Corp.   107,900  4,653,188
TELEPHONE SERVICES - 2.3%
Ameritech Corp.  170,400  10,330,500
Bell Atlantic Corp.   130,000  8,417,500
BellSouth Corp.   277,900  11,220,213
Deutsche Telekom AG (a)  83,300  1,734,629
MCI Communications Corp.   548,700  17,935,631
NYNEX Corp.   247,800  11,925,375
SBC Communications, Inc.   293,800  15,204,150
Sprint Corp.   143,400  5,718,075
  82,486,073
TOTAL UTILITIES   145,039,893
TOTAL COMMON STOCKS
 (Cost $1,488,768,510)   1,707,204,609
PREFERRED STOCKS - 0.3%
CONVERTIBLE PREFERRED STOCKS - 0.0%
RETAIL & WHOLESALE - 0.0%
GROCERY STORES - 0.0%
Supermarkets General Holdings Corp.
 pay-in-kind $3.52 (a)  20,000  540,000
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd., Series 1,
 adj. rate  114,600  372,010
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Chevy Chase Capital Corp., Series A,
 $5.1875  6,000  310,500
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.3%
Cablevision System Corp.
 (depositary shares)   30,120 $ 2,710,800
Time Warner, Inc., 10 1/4% Series M,
 pay-in-kind  6,027  6,539,295
TOTAL MEDIA & LEISURE   9,250,095
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Revlon Group, Inc., Series B,
 14 7/8%  5,100  510,000
TECHNOLOGY - 0.0%
COMPUTER SERVICES & SOFTWARE - 0.0%
ICG Holdings, Inc.
 14 1/4% pay-in-kind  1,039  1,148,095
TOTAL NONCONVERTIBLE PREFERRED STOCKS   11,590,700
TOTAL PREFERRED STOCKS
 (Cost $11,707,866)   12,130,700
CORPORATE BONDS - 13.6%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (B) AMOUNT
CONVERTIBLE BONDS - 0.5%
RETAIL & WHOLESALE - 0.5%
DRUG STORES - 0.5%
Rite Aid Corp. liquid yield
 option notes 0%, 7/24/06 Baa1 $ 30,020,000  19,062,700
NONCONVERTIBLE BONDS - 13.1%
AEROSPACE & DEFENSE - 0.3%
AEROSPACE & DEFENSE - 0.2%
Be Aerospace, Inc.
 9 7/8%, 2/1/06 B2  270,000  283,500
Lockheed Martin Corp.:
 7.70%, 6/15/08 A3  2,750,000  2,877,133
 7 3/4%, 5/1/26 A3  3,000,000  3,116,040
  6,276,673
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding,
 Inc. (c):
  8 5/8%, 12/1/06  Ba2  1,310,000  1,339,475
  9 1/4%, 12/1/06  B1  1,200,000  1,239,000
  2,578,475
TOTAL AEROSPACE & DEFENSE   8,855,148
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.3%
Acetex Corp. yankee
 9 3/4%, 10/1/03 B1  2,140,000  2,118,600
Freedom Chemical Co.
 10 5/8%, 10/15/06 (c) B3  310,000  325,500
Ivex Holdings Corp. 0%,
 3/15/05 (e) Caa  680,000  516,800

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NL Industries, Inc.
 11 3/4%, 10/15/03 B1 $ 900,000 $ 954,000
Praxair, Inc.
 6.90%, 11/1/06 A3  4,000,000  3,987,600
Sterling Chemicals Holdings,
 Inc. 11 3/4%, 8/15/06 B3  870,000  917,850
  8,820,350
IRON & STEEL - 0.0%
AK Steel Corp. 9 1/8%,
 12/15/06 (c) Ba2  1,480,000  1,518,850
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc.
 9.95%, 10/15/04 B2  2,280,000  2,425,350
TOTAL BASIC INDUSTRIES   12,764,550
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Building Materials Corp. of
 America 0%, 7/1/04 (e) B1  2,770,000  2,399,513
Usinor Sacilor yankee
 7 1/4%, 8/1/06 Baa2  5,000,000  4,992,100
  7,391,613
CONSTRUCTION - 0.0%
Greystone Homes, Inc.
 10 3/4%, 3/1/04 B1  1,800,000  1,840,500
REAL ESTATE - 0.2%
Henderson Capital International
 Ltd. euro 4%, 3/28/97 -  7,220,000  6,245,300
TOTAL CONSTRUCTION & REAL ESTATE   15,477,413
DURABLES - 0.5%
AUTOS, TIRES, & ACCESSORIES - 0.2%
APS, Inc. 11 7/8%, 1/15/06 B2  330,000  357,225
Aetna Industries, Inc.
 11 7/8%, 10/1/06 B3  1,780,000  1,913,500
Aftermarket Technology Corp.
 12%, 8/1/04 B3  1,750,000  1,955,625
Blue Bird Body Co. 10 3/4%,
 11/15/06 (c) B2  1,240,000  1,295,800
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (c) B2  1,620,000  1,717,200
  7,239,350
CONSUMER ELECTRONICS - 0.0%
Tag Heuer International SA
 yankee 12%, 12/15/05 B3  790,000  908,500
HOME FURNISHINGS - 0.1%
Interlake Corp.
 12 1/8%, 3/1/02 B3  2,470,000  2,556,450
Knoll, Inc. 10 7/8%, 3/15/06 B3  960,000  1,060,800
  3,617,250
TEXTILES & APPAREL - 0.2%
Hat Brands, Inc., Series B,
 12 5/8%, 9/15/02 (g) -  380,000  209,000
Levi Strauss & Co.
 7%, 11/1/06 (c) Baa2  6,000,000  5,964,720
Pillowtex Corp. 10%,
 11/15/06 (c) B2  1,450,000  1,511,625
  7,685,345
TOTAL DURABLES   19,450,445
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
ENERGY - 1.1%
ENERGY SERVICES - 0.4%
Parker Drilling Co. 9 3/4%,
 11/15/06 (c) B1 $ 310,000 $ 325,500
Petroliam Nasional BHD yankee (c):
 7 1/8%, 10/18/06 A+  7,000,000  7,064,050
 7 5/8%, 10/15/26 A1  6,000,000  6,048,420
  13,437,970
OIL & GAS - 0.7%
Diamond Shamrock, Inc.
 7.65%, 7/1/26 Baa3  2,000,000  2,073,280
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3  590,000  625,400
HS Resource, Inc.
 9 1/4%, 11/15/06 (c) B2  170,000  174,675
Husky Oil Ltd. yankee
 6 7/8%, 11/15/03 Baa3  4,000,000  3,971,040
Norcen Energy Resources Ltd.
 yankee 7 3/8%, 5/15/06 Baa3  2,200,000  2,234,100
Occidental Petroleum Corp.:
 10.94%, 5/17/00 Baa3  2,700,000  3,047,355
 6.39%, 11/9/00 Baa3  1,000,000  991,130
 8 1/2%, 11/9/01 Baa2  1,251,000  1,340,096
Petro-Canada, Inc. yankee
 7 7/8%, 6/15/26 Baa1  3,000,000  3,156,570
Ras Laffan Liquid Natural Gas
 Co. Ltd. 7.628%, 9/15/06 (c) A3  2,800,000  2,810,640
Tosco Corp. 7 5/8%, 5/15/06 Baa2  3,500,000  3,613,470
  24,037,756
TOTAL ENERGY   37,475,726
FINANCE - 5.8%
ASSET-BACKED SECURITIES - 0.6%
Airplanes Pass Through Trust
 Class D 10 7/8%, 3/15/19  Ba2  6,250,000  6,953,125
Caterpillar Financial Asset Trust
 6.55%, 5/22/02 A3  880,000  885,500
Green Tree Financial Corp.:
 6 1/2%, 6/15/27 Aaa  1,800,000  1,807,308
 6.80%, 6/15/27 Aaa  1,900,000  1,915,428
Premier Auto Trust:
 8.05%, 4/4/00 Aaa  6,804,000  6,969,848
 6%, 5/6/00 Aaa  2,320,000  2,320,000
  20,851,209
BANKS - 1.6%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3  7,000,000  7,002,450
Bank of America National Trust
 & Savings 5 1/2%, 6/19/97 -  5,000,000  4,998,550
Banponce Financial Corp.
 7.72%, 4/13/00 A3  2,000,000  2,057,160
Capital One Bank:
 8 1/8%, 2/27/98 Baa3  1,035,000  1,056,663
 6.74%, 5/31/99 Baa3  4,000,000  4,012,000
 7.20%, 7/19/99 Baa3  8,000,000  8,089,680
Central Fidelity Banks, Inc.
 8.15%, 11/15/02 Baa2  100,000  105,880

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
HSBC Americas, Inc.
 7%, 11/1/06 Baa1 $ 7,000,000 $ 6,910,400
KeyCorp 7 1/2%, 6/15/06 A2  6,300,000  6,461,217
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  3,000,000  3,106,380
Signet Bank
 7.80%, 9/15/06 Baa1  3,000,000  3,112,530
Signet Banking Corp.
 9 5/8%, 6/1/99 Baa2  790,000  842,654
Southern National Corp.
 7.05%, 5/23/03 A3  5,000,000  5,045,300
Summit Bancorp
 8 5/8%, 12/10/02 BBB-  1,730,000  1,875,683
Union Planters National Bank
 6.81%, 8/20/01 A3  3,500,000  3,513,125
  58,189,672
CREDIT & OTHER FINANCE - 3.1%
AT&T Capital Corp.:
 6.02%, 12/1/98 Baa3  7,500,000  7,472,025
 6.16%, 12/3/99 Baa3  2,750,000  2,728,908
Aames Financial Corp.
 9 1/8%, 11/1/03 Ba3  100,000  101,750
Ahmanson Capital Trust I
 8.36%, 12/1/26 (c) Baa3  4,250,000  4,294,838
BCH Cayman Islands Ltd.
 yankee 7.70%, 7/15/06 A3  2,600,000  2,686,242
CIT Group Holdings, Inc.
 6 1/4%, 10/4/99 Aa3  6,500,000  6,493,890
Chase Capital I
 7.67%, 12/1/26 A1  10,000,000  9,777,700
ContiFinancial Corp.
 8 3/8%, 8/15/03 Ba  1,110,000  1,141,191
Finova Capital Corp.:
 6.44%, 11/6/01 Baa1  5,500,000  5,443,955
 6.12%, 5/28/02 Baa1  2,000,000  1,941,900
First Securities Capital I
 8.41%, 12/15/26 (c) A3  4,000,000  4,039,800
Ford Motor Credit:
 5.73%, 2/23/00 A1  3,250,000  3,185,975
 6.65%, 5/22/00 A1  9,000,000  9,048,150
 5.68%, 2/15/01 A1  5,000,000  4,838,950
 6.57%, 3/19/01 A1  700,000  699,146
 7%, 9/25/01 A1  12,500,000  12,686,375
General Electric Capital Corp.
 6.94%, 4/13/09 (d) Aaa  7,000,000  7,097,790
General Motors Acceptance
 Corp. 5 5/8%, 2/1/99 A3  5,000,000  4,936,350
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  4,730,000  4,800,950
Keycorp Institutional Capital A
 7.826%, 12/1/26 (c) Aa  5,000,000  4,905,000
North American Mortgage Co.
 7.29%, 8/19/03 Baa2  1,000,000  1,016,510
Repsol International Finance BV
 yankee 7%, 8/1/05 Aa3  3,000,000  3,016,620
Wells Fargo Capital C
 7.73%, 12/1/26 (c) A1  10,350,000  10,040,742
  112,394,757
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - CONTINUED
INSURANCE - 0.2%
Reliance Group
 9 3/4%, 11/15/03 B1 $ 2,440,000 $ 2,537,600
SunAmerica, Inc.
 6.20%, 10/31/99 Baa1  5,500,000  5,475,415
  8,013,015
SAVINGS & LOANS - 0.3%
Chevy Chase Savings Bank FSB
 9 1/4%, 12/1/08 B1  1,920,000  1,958,400
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (c) Ba3  1,050,000  1,134,000
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  3,960,000  4,385,700
Great Western Financial Corp.
 8.60%, 2/1/02 Baa1  2,000,000  2,148,420
  9,626,520
TOTAL FINANCE   209,075,173
HEALTH - 0.3%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
IMED Corp. 9 3/4%,
 12/1/06 (c) B3  250,000  254,375
MEDICAL FACILITIES MANAGEMENT - 0.3%
Columbia/HCA Healthcare
 Corp.:
  6 1/2%, 3/15/99 A2  4,500,000  4,521,465
  6 7/8%, 7/15/01 A3  2,000,000  2,023,740
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  90,000  94,725
Tenet Healthcare Corp.
 10 1/8%, 3/1/05 Ba3  3,760,000  4,154,800
  10,794,730
TOTAL HEALTH   11,049,105
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp. 10%, 4/15/05 B1  825,000  849,750
Goss Graphic System, Inc.
 12%, 10/15/06 B2  1,650,000  1,699,500
  2,549,250
POLLUTION CONTROL - 0.0%
Allied Waste of North America,
 Inc. 10 1/4%, 12/1/06 (c) B3  180,000  189,000
Envirosource, Inc.
 9 3/4%, 6/15/03 B3  550,000  512,875
  701,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,251,125
MEDIA & LEISURE - 1.4%
BROADCASTING - 0.7%
Bell Cablemedia PLC yankee
 0%, 9/15/05 (e) B2  960,000  777,600
Granite Broadcasting Corp.
 10 3/8%, 5/15/05 B3  710,000  727,750

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Intermedia Capital Partners IV
 LP/Intermedia Partners
 Capital Corp. 11 1/4%,
 8/1/06 (c) B2 $ 890,000 $ 923,375
International Cabletel, Inc.
 0%, 2/1/06 (e) B3  320,000  216,800
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  120,000  122,400
NWCG Holdings Corp.
 0%, 6/15/99 Caa  520,000  431,600
SCI Television, Inc. secured
 11%, 6/30/05 B2  4,850,000  5,189,500
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  3,200,000  3,360,000
Telemundo Group, Inc. 7%,
 2/15/06 (d) B1  4,170,000  4,024,050
Telewest PLC 0%,
 10/1/07 (e) B1  3,390,000  2,356,050
Time Warner, Inc.:
 7.95%, 2/1/00 Ba1  2,000,000  2,065,380
 7 3/4%, 6/15/05 Ba1  5,300,000  5,331,429
 9.15%, 2/1/23 Ba1  1,020,000  1,105,670
  26,631,604
ENTERTAINMENT - 0.1%
Viacom, Inc. 8%, 7/7/06 B1  2,500,000  2,425,000
LODGING & GAMING - 0.4%
American Skiing Co.
 12%, 7/15/06 (c) B3  2,240,000  2,357,600
Circus Circus Enterprises, Inc.
 7%, 11/15/36 Baa2  4,250,000  4,152,038
Courtyard by Marriott II LP/
 Courtyard II Finance Co.,
 Series B, 10 3/4%, 2/1/08 B-  1,190,000  1,255,450
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  1,020,000  1,063,350
Mirage Resorts, Inc.
 7 1/4%, 10/15/06 Baa2  6,000,000  6,040,200
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  580,000  614,800
  15,483,438
PUBLISHING - 0.0%
Golden Books Publishing, Inc.
 7.65%, 9/15/02 B1  490,000  436,100
RESTAURANTS - 0.2%
Foodmaker, Inc.
 9 3/4%, 6/1/02 B3  2,180,000  2,212,700
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  4,960,000  5,170,800
  7,383,500
TOTAL MEDIA & LEISURE   52,359,642
NONDURABLES - 0.6%
FOODS - 0.4%
Chiquita Brands International,
 Inc. 9 5/8%, 1/15/04 B1  4,350,000  4,447,875
ConAgra, Inc.
 7 1/8%, 10/1/26 Baa1  3,250,000  3,321,045
Foodbrands of America, Inc.
 10 3/4%, 5/15/06 B3  1,150,000  1,207,500
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
NONDURABLES - CONTINUED
FOODS - CONTINUED
Ralcorp Holdings, Inc.
 8 3/4%, 9/15/04 Ba1 $ 2,500,000 $ 2,731,875
Specialty Foods Corp.:
 11 1/8%, 10/1/02 B3  3,200,000  3,040,000
 11 1/4%, 8/15/03 Caa  805,000  611,800
  15,360,095
HOUSEHOLD PRODUCTS - 0.2%
Revlon Consumer Products
 Corp. 10 1/2%, 2/15/03 B3  1,800,000  1,887,750
Revlon Worldwide Corp.
 secured 0%, 3/15/98 B3  4,940,000  4,279,275
  6,167,025
TOTAL NONDURABLES   21,527,120
RETAIL & WHOLESALE - 0.7%
APPAREL STORES - 0.0%
Lamonts Apparel, Inc.
 pay-in-kind 10 1/4%,
 11/1/99 (c)(g) -  2,816,000  119,680
Loehmann's, Inc.
 11 7/8%, 5/15/03 B2  1,030,000  1,112,400
  1,232,080
GENERAL MERCHANDISE STORES - 0.5%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1  7,500,000  7,503,300
 7 1/2%, 7/15/06 Baa1  3,500,000  3,578,120
J.C. Penney, Inc.
 6.90%, 8/15/26 A1  1,000,000  1,011,140
K Mart Corp.:
 12 1/2%, 3/1/05 Ba3  1,000,000  1,152,500
 8 1/4%, 1/1/22 Ba3  1,430,000  1,201,200
Michaels Stores, Inc.
 10 7/8%, 6/18/06 Ba2  1,810,000  1,755,700
  16,201,960
GROCERY STORES - 0.2%
Kroger Co. 8.15%, 7/15/06 Ba1  2,250,000  2,329,335
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  1,720,000  1,763,000
 9 5/8%, 5/1/03 B3  2,030,000  1,943,725
 0%, 11/1/03 (e) Caa  2,510,000  1,625,225
  7,661,285
TOTAL RETAIL & WHOLESALE   25,095,325
SERVICES - 0.1%
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  1,410,000  1,360,650
SERVICES - 0.1%
Iron Mountain, Inc.
 10 1/8%, 10/1/06 B3  1,050,000  1,107,750
Prime Succession Acquisition
 Corp. 10 3/4%, 8/15/04 (c) B  80,000  86,800

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Speedy Muffler King, Inc./
 Speedy USA, Inc. yankee
 10 7/8%, 10/1/06 B1 $ 1,190,000 $ 1,276,275
  2,470,825
TOTAL SERVICES   3,831,475
TECHNOLOGY - 0.5%
COMMUNICATIONS EQUIPMENT - 0.1%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (e) Caa  1,790,000  1,355,925
Echostar Communications Corp.
 0%, 6/1/04 (e) B2  2,430,000  1,998,675
  3,354,600
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Comdisco, Inc.
 6 3/8%, 11/30/01 Baa1  8,300,000  8,166,370
Unisys Corp.:
 12%, 4/15/03 B1  2,310,000  2,471,700
 11 3/4%, 10/15/04 B1  1,330,000  1,418,113
  12,056,183
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1  2,580,000  2,792,850
TOTAL TECHNOLOGY   18,203,633
TRANSPORTATION - 0.3%
AIR TRANSPORTATION - 0.2%
Delta Air Lines, Inc.:
 9 7/8%, 5/15/00 Baa3  1,500,000  1,624,830
 10 1/2%, 4/30/16 Baa1  2,500,000  3,054,100
US Air, Inc.:
 9 5/8%, 2/1/01 B3  2,180,000  2,169,100
 10%, 7/1/03 B3  2,200,000  2,189,000
  9,037,030
RAILROADS - 0.1%
Burlington Northern Santa Fe
 Corp. 7.29%, 6/1/36 Baa2  3,000,000  3,095,310
TOTAL TRANSPORTATION   12,132,340
UTILITIES - 0.6%
CELLULAR - 0.3%
Arch Communications Group,
 Inc. 0%, 3/15/08 (e) B3  1,820,000  1,039,675
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (e) B3  170,000  94,775
Millicom International Cellular
 SA 0%, 6/1/06 (e) B3  600,000  372,000
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  1,050,000  1,050,000
Paging Network, Inc.
 10%, 10/15/08 B2  620,000  630,075
Rogers Cantel, Inc.
 9 3/8%, 6/1/08 Ba3  1,540,000  1,617,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
UTILITIES - CONTINUED
CELLULAR - CONTINUED
360 Degrees Communications
 Co.:
  7 1/8%, 3/1/03 Ba2 $ 3,500,000 $ 3,457,685
  7 1/2%, 3/1/06 Ba2  2,750,000  2,727,753
Western Wireless Corp.
 10 1/2%, 6/1/06 B3  1,000,000  1,048,750
  12,037,713
ELECTRIC UTILITY - 0.0%
El Paso Electric Co. 1st Mtg.
 9.40%, 5/1/11 Ba3  1,030,000  1,102,100
TELEPHONE SERVICES - 0.3%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(e) -  1,040,000  663,000
Call-Net Enterprises, Inc. yankee
 0%, 12/1/04 (e) B2  3,360,000  2,755,200
MFS Communications, Inc.
 0%, 1/15/06 (e) B1  4,510,000  3,292,300
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (e) Caa  2,730,000  2,279,550
  8,990,050
TOTAL UTILITIES   22,129,863
TOTAL NONCONVERTIBLE BONDS   472,678,083
TOTAL CORPORATE BONDS
 (Cost $482,786,798)   491,740,783
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 22.9%
U.S. TREASURY OBLIGATIONS - 19.0%
 6 1/8%, 3/31/98 Aaa  226,665,000  227,762,059
 8 7/8%, 11/15/98 Aaa  23,075,000  24,279,284
 8 7/8%, 2/15/99 Aaa  7,540,000  7,977,094
 6 3/4%, 6/30/99 Aaa  2,700,000  2,747,682
 8%, 8/15/99 Aaa  7,420,000  7,772,450
 7 3/4%, 12/31/99 Aaa  21,945,000  22,953,153
 5 1/2%, 12/31/00 Aaa  47,000,000  45,912,890
 7 7/8%, 8/15/01 Aaa  72,260,000  77,024,824
 10 3/4%, 5/15/03 Aaa  12,725,000  15,655,695
 11 7/8%, 11/15/03 Aaa  41,040,000  53,537,911
 7%, 7/15/06 Aaa  2,700,000  2,805,057
 11 3/4%, 2/15/10 Aaa  51,045,000  67,786,229
 12 3/4%, 11/15/10
  (callable) Aaa  12,000,000  16,985,640
 13 7/8%, 5/15/11 Aaa  25,650,000  38,723,549
 9%, 11/15/18 Aaa  59,690,000  74,901,400
 8 7/8%, 2/15/19 Aaa  1,340,000  1,663,489
   688,488,406
U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.9%
Federal Agricultural Mortgage
 Corp. 7.63%, 1/16/01 Aaa  3,321,000  3,476,157
Farm Credit Systems Financial
 Assistance Corp.
 8.80%, 6/10/05 -  2,000,000  2,270,320

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Federal Farm Credit Bank:
 8.16%, 12/7/04 Aaa $ 5,000,000 $ 5,448,450
 9.55%, 5/9/05 Aaa  2,500,000  2,949,600
Federal Home Loan Bank:
 5.695%, 12/19/00 Aaa  4,000,000  3,916,880
 5.95%, 3/6/03 Aaa  4,000,000  3,895,640
 7.31%, 6/16/04 Aaa  2,500,000  2,603,900
 8.22%, 11/17/04 Aaa  4,000,000  4,365,160
 7.59%, 3/10/05 Aaa  3,850,000  4,073,762
Federal Home Loan Mortgage
 Corporation:
  0%, 1/23/97 -  24,000,000  23,921,760
  0%, 1/31/97 -  24,390,000  24,278,686
  6 3/4%, 8/1/05 Aaa  2,500,000  2,509,375
Federal National Mortgage
 Association
 5 1/2%, 2/2/01 Aaa  9,030,000  8,763,344
Guaranteed Export Trust
 Certificates (assets of Trust
 Guaranteed by U.S.
 Government through
 Export-Import Bank):
  Series 1994-A,
   7.12%, 4/15/06 Aaa  7,893,296  8,085,695
  Series 1996-A,
   6.55%, 6/15/04 Aaa  4,279,407  4,314,327
Guaranteed Trade Trust
 Certificates (asset Guaranteed
 Trust guaranteed by U.S.
 Government through Export-
 Import Bank) Series 1994-A,
 7.39%, 6/26/06 Aaa  2,922,042  3,021,318
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development):
  6 5/8%, 8/15/03 Aaa  7,810,000  7,858,344
  5 5/8%, 9/15/03 Aaa  8,540,000  8,144,598
  6 3/4%, 8/15/04 Aaa  2,144,000  2,170,779
U.S. Housing & Urban
 Development:
  6.67%, 8/1/01 Aaa  9,400,000  9,490,898
  8.24%, 8/1/04
   participate certificate Aaa  2,450,000  2,685,004
  7.63%, 8/1/14 Aaa  2,825,000  2,868,675
   141,112,672
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (Cost $830,856,827)   829,601,078
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 6.8%
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
5 1/2%, 1/1/03 to 6/1/03 Aaa  4,197,497  4,016,459
7%, 4/1/01 to 8/1/01 Aaa  2,942,091  2,962,303
8 1/2%, 7/1/21 to 6/1/23 Aaa  270,843  282,857
  7,261,619
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.3%
5 1/2%, 2/1/03 to 5/1/03 Aaa $ 4,187,180 $ 4,006,587
6%, 10/1/02 to 6/1/26 Aaa  43,567,905  41,310,311
6 1/2%, 6/1/00 to 7/1/26 Aaa  82,478,168  78,696,439
7%, 5/1/26 to 11/1/26 Aaa  29,630,381  29,293,601
  153,306,938
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.3%
6%, 12/15/08 to 5/15/26 Aaa $ 11,334,802  10,972,223
6 1/2%, 6/15/08 to 7/15/09 Aaa  21,491,247  21,285,023
8%, 5/15/25 to 10/15/26. Aaa  24,776,159  25,273,598
8 1/2%, 12/15/16 to
 10/15/26 Aaa  25,557,003  26,484,667
  84,015,511
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $241,223,453)   244,584,068
COMMERCIAL MORTGAGE SECURITIES - 1.0%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 12.79%,
 12/25/01 (c) -  750,000  731,250
Berkeley Federal Bank & Trust
 FSB Series 1994 Class 1-B,
 7.9038%, 8/1/24 (c)(f) -  2,900,000  1,958,406
Blackrock Capital Funding
 LLC Series 1996 Class C2,
 7.6414%, 11/16/26 (c)(f) AAA  1,573,448  1,593,608
CBA Mortgage Corp.
 Series 1993-C1 Class E,
 7.7732%, 12/25/03 (c)(f) Ba2  500,000  449,688
CS First Boston Mortgage
 Securities Corp.
 Series 1994-M1 Class E,
 12.60%, 2/15/02 (c) -  500,000  498,750
DLJ Mortgage Acceptance
 Corp. Series 1993-MF12
 Class B-2, 10.10%,
  9/18/03 (c) -  600,000  562,500
Equitable Life Assurance Society
 of the United States (c):
  Series 174 Class A1,
   7.24%, 5/15/06 Aaa  5,000,000  5,168,750
  Series 174 Class B1,
   7.33%, 5/15/06 Aa2  3,500,000  3,601,719
  Series 1996-1 Class C1,
   7.52%, 5/15/06 A2  2,300,000  2,377,625
General Motors Acceptance
 Corp. Commercial
 Mortgage Securities, Inc.
 Series 1996-C1 Class F,
 7.86%, 11/15/06 (c) Ba3  750,000  645,469
Lehman Structured Securities
 Corp. Series 1996-1 Class E-2,
 7.995%, 6/25/26 BB  1,710,704  1,591,490

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
Merrill Lynch Mortgage
 Investments, Inc.:
  Series 1994 Class M1-E,
   8.137%, 6/25/22 (c)(f) Ba2 $ 5,670,000 $ 5,104,772
  Series 1995 Class C2-E,
   7.9886%, 6/15/21 (c)(f) Ba3  464,135  431,936
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class G,
 7.15%, 7/15/28 (c) BB  1,000,000  800,625
Morgan Stanley Capital One,
 Inc. Series 1996-MBL1
 Class E, 8.5191%,
 5/25/21 (c)(f) -  1,910,136  1,719,719
NB Commercial Mortgage
 sequential pay, Series FSI
 Class A, 7.187%,
 10/20/23 (c) -  2,402,428  2,412,939
Penn Mutual Life Insurance Co.
 (The) (c):
  Series 1996-PML Class K,
   7.90%, 11/15/26  -  1,473,000  861,705
  Series 1996-PML Class L,
   7.90%, 11/15/26  -  1,133,000  495,348
Structured Asset Securities Corp. (c):
 Series 1993-C1 Class E,
  6.60%, 10/25/24 B  1,250,033  487,122
 Series 1996-C3 Class E,
  8.458%, 6/25/30 (f) -  500,000  441,094
Wells Fargo Capital Markets
 Apartment Financing Trust
 6.56%, 12/29/05 (c) Aaa  3,250,000  3,250,000
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $34,126,408)   35,184,515
FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1  2,000,000  2,678,160
Manitoba Province yankee
 6 3/8%, 10/15/99 A1  7,000,000  7,025,410
Mexico Value recovery rights -  2,000  -
Quebec Province yankee
 7.22%, 7/22/36 (d) A2  10,000,000  10,482,400
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $19,660,950)   20,185,970
CERTIFICATES OF DEPOSIT - 3.3%
Abbey National Treasury
 Services PLC yankee
 5.43%, 3/17/97   14,000,000  13,997,469
Bank of Scotland yankee
 5.39%, 3/5/97   12,000,000  11,996,995
Bank of Tokyo-Mitsubishi Ltd.
 yankee 5.51%, 3/6/97   14,500,000  14,494,248
Bayerische Hypotheken und
 Wechsel Bank AG
 yankee 5.40%, 4/7/97   14,500,000  14,494,132
Bayerische Vereinsbank AG
 yankee 5.40%, 4/2/97   14,500,000  14,500,000
CERTIFICATES OF DEPOSIT - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
National Westminster Bank PLC
 yankee 5.41%, 2/10/97  $ 14,500,000 $ 14,498,553
Sanwa Bank Ltd. yankee
 5.49%, 1/15/97   11,000,000  10,999,938
Sumitomo Bank Ltd. yankee
 5.54%, 1/31/97   12,000,000  12,000,373
Westdeutsche Landesbank Giron
 yankee 5.40%, 2/5/97   14,500,000  14,498,524
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $121,498,614)   121,480,232
COMMERCIAL PAPER - 3.2%
Commonwealth Bank of Australia
 yankee 5.325%, 3/11/97   12,000,000  11,867,700
Dakota 5.40%, 3/12/97   14,750,000  14,584,185
Enterprise Funding Corp.
 5.47%, 1/24/97   13,461,000  13,406,887
Ford Motor Credit Co.
 5.30%, 3/11/97   14,500,000  14,339,291
General Electric Capital Corp.
 5.29%, 6/4/97   14,500,000  14,159,128
General Motors Acceptance Corp.
 5.465%, 6/23/97   12,000,000  11,678,680
PHH Corp. 5 1/2%, 1/17/97   13,000,000  12,962,983
Sherwood Medical Co.
 5.32%, 3/10/97   12,000,000  11,867,749
Unifunding, Inc.
 5.37%, 2/24/97   10,000,000  9,910,777
TOTAL COMMERCIAL PAPER
 (Cost $114,880,494)   114,777,380
CASH EQUIVALENTS - 1.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account dated 12/31/96
  due 1/2/97:
  at 6.82%  $ 25,830,783  25,821,000
  at 6 3/4%   18,067,773  18,061,000
    43,882,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $3,389,391,920)  $ 3,620,771,335
LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $93,936,690 or 2.6% of net assets.
(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(h) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Barr Laboratories, Inc.  $ - $ 16,365,800 $ - $ -
Synetic, Inc.   -  25,400,727  -  -
WMS Industries, Inc.   344,890  2,617,463  -  -
Totals  $ 344,890 $ 44,383,990 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,236,434,286 and $5,033,786,308, respectively, of which U.S. government and government agency obligations aggregated $1,026,406,839 and $814,153,575, respectively.
The market value of futures contracts opened and closed during the period amounted to $16,398,668 and $180,511,750, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $628,942 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and average daily balance during the period for which the loan was outstanding amounted to $6,956,000. The weighted average interest rate was 5.6%. (see
Note 5 of Notes to Financial Statements).

The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 33.5% AAA, AA, A 32.1%
Baa 4.1% BBB 5.7%
Ba 1.6% BB 1.4%
B 3.1% B 2.7%
Caa 0.3% CCC 0.3%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.5%. Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.4%
United Kingdom   3.3
Japan   1.7
Netherlands   1.6
Canada   1.6
Germany   1.2
Others (individually less than 1%)   2.2
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $3,393,524,538. Net unrealized appreciation aggregated $227,246,797, of which $259,014,716 related to appreciated investment securities and $31,767,919 related to depreciated investment securities.
The fund hereby designates approximately $77,081,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $43,882,000) (cost $3,389,391,920)        $ 3,620,771,335
-
See accompanying schedule

Cash                                                                                                             368

Receivable for investments sold                                                                                    12,629,838

Receivable for fund shares sold                                                                                    1,477,468

Dividends receivable                                                                                               4,091,627

Interest receivable                                                                                                21,130,140

Other receivables                                                                                                  84,928

 TOTAL ASSETS                                                                                                      3,660,185,704

LIABILITIES

Payable for investments purchased                                                                  $ 15,938,580

Payable for fund                                                                                   1,089,638
shares redeemed

Accrued management fee                                                                             1,688,073

Other payables and                                                                                 275,236
accrued expenses

 TOTAL LIABILITIES                                                                                                18,991,527

NET ASSETS                                                                                                        $ 3,641,194,177

Net Assets consist of:

Paid in capital                                                                                                   $ 2,969,889,033

Undistributed net investment income                                                                                120,488,851

Accumulated undistributed                                                                                          319,437,760
net realized gain (loss) on investments and foreign currency transactions

Net unrealized appreciation (depreciation) on investments                                                          231,378,533
and assets and liabilities in
foreign currencies

NET ASSETS, for 215,067,314 shares outstanding                                                                    $ 3,641,194,177

NET ASSET VALUE, offering price                                                                                    $16.93
and redemption price per share ($3,641,194,177 (divided by) 215,067,314 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 34,783,182
Dividends

Interest                                                                           113,908,635

 TOTAL INCOME                                                                      148,691,817

EXPENSES

Management fee                                                     $ 22,022,749

Transfer agent fees                                                 2,187,494

Accounting fees and expenses                                        808,547

Non-interested trustees' compensation                               28,265

Custodian fees and expenses                                         393,000

Registration fees                                                   8,154

Audit                                                               30,576

Legal                                                               22,462

Interest                                                            1,087

Miscellaneous                                                       4,586

 Total expenses before reductions                                   25,506,920

 Expense reductions                                                 (496,000       25,010,920
                                                                   )

NET INVESTMENT INCOME                                                              123,680,897

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   305,682,042
 realized gain of $23,048,578
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      12,006,469

 Futures contracts                                                  13,494,578     331,183,089

Change in net unrealized
appreciation (depreciation) on:

 Investment securities                                              31,145,689

 Assets and liabilities in                                          (6,941,808
 foreign currencies                                                )

 Futures contracts                                                  (8,457,295     15,746,586
                                                                   )

NET GAIN (LOSS)                                                                    346,929,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 470,610,572

OTHER INFORMATION                                                                 $ 472,893
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                       23,107

                                                                                  $ 496,000


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                         $ 123,680,897     $ 114,776,593

Net investment income


 Net realized gain (loss)                                                                           331,183,089       108,752,522


 Change in net unrealized appreciation (depreciation)                                               15,746,586        284,744,744


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    470,610,572       508,273,859


Distributions to shareholders                                                                       (119,397,539)     (67,894,650)

From net investment income


 From net realized gain                                                                             (98,450,602)      -


 TOTAL DISTRIBUTIONS                                                                                (217,848,141)     (67,894,650)


Share transactions                                                                                  270,086,820       239,926,948

Net proceeds from sales of shares


 Reinvestment of distributions                                                                      217,848,141       67,894,650


 Cost of shares redeemed                                                                            (432,347,524)     (705,883,879)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                            55,587,437        (398,062,281)


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           308,349,868       42,316,928


NET ASSETS


 Beginning of period                                                                                3,332,844,309     3,290,527,381


 End of period (including undistributed net investment income of $120,488,851 and $105,158,635,    $ 3,641,194,177 $ 3,332,844,309

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                               17,138,645        16,731,500


 Issued in reinvestment of distributions                                                            14,427,029        5,014,376


 Redeemed                                                                                           (27,544,207)      (49,259,550)


 Net increase (decrease)                                                                            4,021,467         (27,513,674)




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 D   1992





Net asset value, beginning of period                           $ 15.79       $ 13.79       $ 15.42       $ 13.32       $ 12.55

Income from Investment Operations

 Net investment income                                         .63           .30           .45           .33           .32

 Net realized and unrealized gain (loss)                       1.55          1.99          (1.33)        2.39          1.09

 Total from investment operations                              2.18          2.29          (.88)         2.72          1.41



Less Distributions

 From net investment income                                    (.57)         (.29)         (.29)         (.33)         (.31)

 In excess of net investment income                            -             -             -             (.04)         -

 From net realized gain                                        (.47)         -             (.46)         (.25)         (.33)

 Total distributions                                           (1.04)        (.29)         (.75)         (.62)         (.64)

Net asset value, end of period                                 $ 16.93       $ 15.79       $ 13.79       $ 15.42       $ 13.32

TOTAL RETURN A, B                                              14.60%        16.96%        (6.09)%       21.23%        11.71%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 3,641,194   $ 3,332,844   $ 3,290,527   $ 2,422,692   $ 731,724

Ratio of expenses to average net assets                        .74%          .81%          .81%          .88%          .91%

Ratio of expenses to average net assets after expense reductions .73%          .79%          .80%          .88%          .91%
                                                                 C             C             C

Ratio of net investment income to average net assets             3.60%         3.54%         4.07%         3.64%         4.89%

Portfolio turnover rate                                          168%          256%          85%           113%          92%

Average commission rate E                                        $ .0163


A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS
SHOWN. B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
 NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO
FINANCIAL
STATEMENTS). C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
 WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
 EXPENSES (SEE NOTE
6 OF NOTES TO FINANCIAL STATEMENTS). D EFFECTIVE JANUARY 1, 1993, THE
 FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE,
 AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL
DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT
 INCOME PER SHARE
MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES.. E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1,
 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
 ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD
 TO PERIOD AND FUND TO FUND
DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Asset Manager Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .25%. For the period, the management fee was equivalent to an annual rate of .64% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .40% to .25%.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.25% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
7. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 19% of the outstanding shares of the fund. In addition, three unaffiliated insurance companies were each record owner of 10% or more of the total outstanding shares of the fund, totaling 49%.
8. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Asset Manager Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Asset Manager Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Asset Manager Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.48 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.59 per share from net investment income.



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard C. Habermann, VICE PRESIDENT
John Todd, VICE PRESIDENT
George Vanderheiden, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: CONTRAFUND PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                15   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               17   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   19   The auditors' opinion.

DISTRIBUTIONS                       20



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1996    PAST 1   LIFE OF
                                   YEAR     FUND

Contrafund                         21.22%   30.19%

S&P 500 (registered trademark)     22.96%   30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of growth in the long run and volatility in the short run. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations January 3, 1995.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD BE LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND

Fidelity VIP II: Contrafund Standard & Poor's 500
$16,937
$16,915
$
Let's say hypothetically that $10,000 was invested in Contrafund Portfolio on January 3, 1995, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $16,937 - a 69.37% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $16,915 over the same period - a 69.15% increase.
INVESTMENT SUMMARY
TOP TEN STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENTS

Schlumberger Ltd.                       2.1

Intel Corp.                             1.8

International Business Machines Corp.   1.5

Royal Dutch Petroleum Co. ADR           1.3

Halliburton Co.                         1.2

British Petroleum PLC ADR               1.1

ENSCO International, Inc.               1.0

EMC Corp.                               0.9

Federal National Mortgage Association   0.8

Unocal Corp.                            0.8

TOP TEN MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Energy                             24.2

Technology                         15.3

Finance                            10.3

Retail & Wholesale                 6.3

Industrial Machinery & Equipment   4.0

Health                             4.0

Basic Industries                   3.8

Media & Leisure                    3.8

Durables                           3.7

Utilities                          2.9

VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
William Danoff, Portfolio Manager of Contrafund Portfolio
Q. HOW DID THE FUND PERFORM OVER THE PAST YEAR, WILL?
A. The fund slightly trailed the Standard & Poor's 500 Index, which rose 22.96% during the 12-month period that ended December 31, 1996.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE IN 1996?
A. The market environment was more difficult than the Dow Jones Industrial Index's 28.7% performance would indicate. Market breadth, measured by the number of stocks participating in a rally, was only fair. Larger-capitalization companies led the market's advance, and broader measures of market performance lagged. Specifically, the Russell 2000 Index, which measures the performance of smaller-cap companies, and the Standard & Poor's MidCap 400 Index rose 16.4% and 19.2%, respectively, both below the S&P 500 Index's advance in 1996. In addition, the sectors leading the market changed frequently during the year, a phenomenon called market rotation. For example, the technology sector - and particularly the semiconductor stocks - was borderline schizophrenic. Semiconductor stocks plunged by a third or more in July's correction after performing poorly during the first six months of the year, then rose sharply in the second half of the year. This volatility made for a more challenging year than usual for stock fund portfolio managers.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE SINCE YOUR REPORT TO SHAREHOLDERS EARLY IN THE SUMMER?
A. The fund's investments in the energy and energy services sectors, which accounted for approximately 24% of the fund's holdings on December 31, helped its performance. I started adding to our holdings in these sectors because I felt the market was too pessimistic about the prospectus for energy-related companies, and was undervaluing them as a result. As it turned out, the sector rose about 45% during the year, and the fund's holdings in Schlumberger, Halliburton, British Petroleum, ENSCO and Unocal, among others, appreciated nicely since the last report to you. Production capacity in the energy industry has been shrinking for the past decade, and capacity utilization exceeded 90 percent in 1996. With conditions so tight in the sector, earnings exploded when oil and natural gas prices rose throughout the year.
Q. YOU SIGNIFICANTLY INCREASED THE FUND'S HOLDINGS IN TECHNOLOGY FROM SIX MONTHS AGO. HOW DID IT WORK OUT?
A. Since many technology stocks were temporarily out-of-favor after the summer correction I mentioned earlier, I boosted the fund's technology holdings to over 15% of the fund's investments on December 31 from just over 6% at the end of June. Computing and electronics continue to play a growing part in the global economy, and earnings in both sectors rebounded significantly after the industry's excessive inventory position returned to normal levels during the second quarter. The fund's holdings in Intel, IBM and EMC did particularly well during the period.
Q. THE FUND MUST HAVE SUFFERED SOME DISAPPOINTMENTS. WHAT DECISIONS DO YOU
REGRET?
A. The biggest disappointment to me was carrying too much cash during the year. While I reduced the fund's cash position from 15% six months ago to under 10% at the end of December, not being more fully invested in the stock market undeniably hurt the fund's performance. Given the market's strong performance, I estimate the fund's cash position detracted 2% from the fund's showing in 1996. I was correct to hold cash during the technology rout in the spring, but I regret not moving faster to build the fund's technology positions after fundamentals began to improve in the late summer.
Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF 1997, WILL?
A. While the stock market outlook appears bright, expectations are high. Inflation remains low, and corporate profit growth remains good, fueled by excellent productivity gains. I have attempted to position the fund to participate if the market continues its ascent in 1997. But, as I did last year, I have tried to dampen some of the downside risk should unforeseen events cloud the otherwise clear economic skies. Stocks could fall meaningfully if interest rates continue their recent rise, or if a slowing economy or the strong U.S. dollar hurt corporate earnings growth. With the help of Fidelity's large research staff, I'll continue to look for those investment ideas that will perform well regardless of the market environment.



FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: September 6, 1989
SIZE: as of December 31, 1996, more than $3.6 billion
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.0%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.2%
AEROSPACE & DEFENSE - 1.0%
BE Aerospace, Inc. (a)  6,800 $ 184,450
Boeing Co.   53,500  5,691,063
Gulfstream Aerospace Corp. (a)  109,400  2,652,950
Lockheed Martin Corp.   73,400  6,716,100
McDonnell Douglas Corp.   91,600  5,862,400
Orbital Sciences Corp. (a)  66,500  1,147,125
Sundstrand Corp.   32,500  1,381,250
  23,635,338
SHIP BUILDING & REPAIR - 0.2%
Avondale Industries, Inc. (a)  22,000  473,000
General Dynamics Corp.   76,100  5,365,050
  5,838,050
TOTAL AEROSPACE & DEFENSE   29,473,388
BASIC INDUSTRIES - 3.8%
CHEMICALS & PLASTICS - 2.5%
Air Products & Chemicals, Inc.   68,200  4,714,325
Avery Dennison Corp.   69,800  2,469,175
Betz Dearborn, Inc.   25,300  1,480,050
Cambrex Corp.   67,200  2,200,800
Crompton & Knowles Corp.   335,392  6,456,296
Cytec Industries, Inc. (a)  33,500  1,360,938
du Pont (E.I.) de Nemours & Co.   105,900  9,994,313
FMC Corp. (a)  5,100  357,638
International Specialty Products, Inc. (a)  20,600  252,350
Monsanto Co.   276,200  10,737,275
Nalco Chemical Co.   32,600  1,177,675
Olin Corp.   11,200  421,400
Potash Corp.  5,800  493,752
Praxair, Inc.   144,700  6,674,288
Raychem Corp.   1,000  80,125
Sealed Air Corp. (a)  224,100  9,328,163
Union Carbide Corp.   20,500  837,938
Witco Corp.   35,800  1,091,900
  60,128,401
IRON & STEEL - 0.0%
Steel Dynamics, Inc. (a)  46,400  887,400
METALS & MINING - 0.3%
Alcan Aluminium Ltd.   20,900  705,128
Aluminum Co. of America  19,800  1,262,250
Falconbridge Ltd.   21,800  464,354
Falconbridge Ltd.
 Final Installment Receipt (d)  81,700  1,168,122
Freeport-McMoRan Copper
 & Gold, Inc. Class B  66,800  1,995,650
Inco Ltd.   5,000  159,573
QNI Ltd.   244,146  490,970
  6,246,047
PACKAGING & CONTAINERS - 0.5%
Corning, Inc.   49,800  2,303,250
Crown Cork & Seal Co., Inc.   38,800  2,109,750
Owens-Illinois, Inc. (a)  295,600  6,724,900
  11,137,900
PAPER & FOREST PRODUCTS - 0.5%
American Pad & Paper Co. (a)  67,500  1,527,188
James River Corp.  55,900  1,851,688
Kimberly-Clark Corp.   82,600  7,867,650
  11,246,526
TOTAL BASIC INDUSTRIES   89,646,274

 SHARES VALUE (NOTE 1)
CONGLOMERATES - 1.1%
AlliedSignal, Inc.   89,400 $ 5,989,800
American Standard Companies, Inc. (a)  60,400  2,310,300
Brascan Ltd. Class A  40,200  894,409
Coltec Industries, Inc. (a)  22,500  424,688
GenCorp, Inc.   39,700  719,563
Lancaster Colony Corp.   13,100  602,600
Textron, Inc.   3,500  329,875
Tyco International Ltd.   271,900  14,376,713
United Technologies Corp.   19,400  1,280,400
  26,928,348
CONSTRUCTION & REAL ESTATE - 2.9%
BUILDING MATERIALS - 0.6%
Armstrong World Industries, Inc.   4,100  284,950
Dexter Corp.   98,200  3,130,125
Lilly Industrial Coatings, Inc. Class A  40,100  731,825
Masco Corp.   62,200  2,239,200
Nortek, Inc. (a)  1,200  24,000
Sherwin-Williams Co.   60,800  3,404,800
Southdown, Inc.   50,400  1,568,700
USG Corp. (a)  90,100  3,052,138
  14,435,738
CONSTRUCTION - 0.1%
Bouygues Offshore SA
 sponsored ADR (a)  97,300  1,252,738
Fairfield Communities, Inc. (a)  11,300  279,675
Oakwood Homes Corp.   55,900  1,278,713
  2,811,126
ENGINEERING - 0.1%
Fluor Corp.   41,700  2,616,675
REAL ESTATE - 0.3%
New World Development Co. Ltd.   16,000  108,087
Rouse Co. (The)  218,123  6,925,405
  7,033,492
REAL ESTATE INVESTMENT TRUSTS - 1.8%
Arden Realty Group, Inc.  83,000  2,303,250
Bay Apartment Communities, Inc.  3,400  122,400
Beacon Properties Corp.   116,400  4,263,150
Bradley Real Estate Trust (SBI)  26,900  484,200
Cali Realty Corp.  62,700  1,935,863
Capstead Mortgage Corp.   16,800  403,200
CenterPoint Properties Corp.   43,300  1,418,075
Crescent Real Estate Equities, Inc.   137,700  7,263,675
Duke Realty Investors, Inc.   43,100  1,659,350
Equity Residential Properties Trust (SBI)  18,700  771,375
Essex Property Trust, Inc.   43,100  1,266,063
Felcor Suite Hotels, Inc.  21,200  749,950
First Industrial Realty Trust, Inc.   103,200  3,134,700
Kimco Realty Corp.   500  17,438
LTC Properties, Inc.   60,800  1,124,800
Macerich Co.   64,700  1,690,288
Patriot American Hospitality, Inc.  71,100  3,066,188
Public Storage, Inc.   26,200  812,200
Reckson Associates Realty Corp.   22,500  950,625
Regency Realty Group  8,400  220,500
Sovran Self Storage, Inc.   900  28,125
Speiker Properties, Inc.   71,300  2,566,800
Starwood Lodging Trust combined
 certificate (SBI)   63,300  3,489,413
Vornado Realty Trust  1,400  73,500
Weeks Corp.  29,400  977,550
  40,792,678
TOTAL CONSTRUCTION & REAL ESTATE   67,689,709
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - 3.7%
AUTOS, TIRES, & ACCESSORIES - 2.2%
Chrysler Corp.   310,400 $ 10,243,200
Cross-Continent Auto Retailers, Inc. (a)  46,400  968,600
Danaher Corp.   168,300  7,846,988
Federal-Mogul Corp.   5,000  110,000
Federal Signal Co.   8,300  214,763
General Motors Corp.   310,700  17,321,525
Johnson Controls, Inc.   19,700  1,632,638
Lear Corp. (a)  80,900  2,760,713
Lucas Varity PLC sponsored ADR (a)  14,452  549,176
O'Gara Co. (a)  17,000  165,750
PACCAR, Inc.   7,700  523,600
Pep Boys-Manny, Moe & Jack  12,300  378,225
SPX Corp.   117,600  4,557,000
Smith (A.O.) Corp. Class B  3,500  104,563
Snap-on Tools Corp.   33,000  1,175,625
Toyota Motor Corp.   43,000  1,234,929
United Auto Group, Inc. (a)  53,500  1,377,625
  51,164,920
CONSUMER DURABLES - 0.2%
Minnesota Mining & Manufacturing Co.   72,900  6,041,588
CONSUMER ELECTRONICS - 0.1%
Harman International Industries, Inc.  12,800  712,000
Sunbeam-Oster, Inc.   42,000  1,081,500
  1,793,500
HOME FURNISHINGS - 0.4%
Carpetright PLC  347,500  3,440,646
Furniture Brands International, Inc. (a)  99,700  1,395,800
Leggett & Platt, Inc.   48,500  1,679,313
Miller (Herman), Inc.   37,200  2,106,450
  8,622,209
TEXTILES & APPAREL - 0.8%
Cutter & Buck, Inc. (a)(e)  280,000  3,255,000
Fruit of the Loom, Inc. Class A (a)  59,600  2,257,350
Jones Apparel Group, Inc. (a)  19,800  740,025
Liz Claiborne, Inc.   123,800  4,781,775
NIKE, Inc. Class B  39,700  2,372,075
Nine West Group, Inc. (a)  100  4,638
Reebok International Ltd.   101,400  4,258,800
Russell Corp.   19,900  592,025
Stride Rite Corp.   34,000  340,000
Timberland Co. Class A (a)  19,400  737,200
Unifi, Inc.   19,200  616,800
Warnaco Group, Inc. Class A  9,100  269,588
Westpoint Stevens, Inc. Class A (a)  6,400  191,200
  20,416,476
TOTAL DURABLES   88,038,693
ENERGY - 24.0%
COAL - 0.0%
MAPCO, Inc.   6,300  214,200
ENERGY SERVICES - 10.2%
Atwood Oceanics, Inc. (a)  800  50,800
BJ Services Co. (a)  196,100  10,001,100
Baker Hughes, Inc.   429,900  14,831,550
Carbo Ceramics, Inc.   33,100  695,100
Diamond Offshore Drilling, Inc. (a)  255,000  14,535,000
Dresser Industries, Inc.   420,900  13,047,900
ENSCO International, Inc. (a)  485,787  23,560,670
Eni Spa  483,800  2,486,887
Falcon Drilling, Inc. (a)  117,000  4,592,250

 SHARES VALUE (NOTE 1)
Global Marine, Inc. (a)  323,600 $ 6,674,250
Halliburton Co.   460,900  27,769,225
Helmerich & Payne, Inc.   52,700  2,746,988
Marine Drilling Companies, Inc. (a)  287,300  5,656,219
Nabors Industries, Inc. (a)  536,400  10,325,700
Newpark Resources, Inc. (a)  24,400  908,900
Noble Drilling Corp. (a)  311,700  6,195,038
Oceaneering International, Inc. (a)  11,700  185,738
Reading & Bates Corp. (a)  192,500  5,101,250
Schlumberger Ltd.   502,400  50,177,200
Smedvig AS, Series B (a)  55,200  1,151,082
Smith International, Inc. (a)  397,900  17,855,763
Tidewater, Inc.   151,159  6,839,945
Transocean Offshore, Inc.   149,174  9,342,022
Varco International, Inc. (a)  185,300  4,285,063
Western Atlas, Inc. (a)  16,900  1,197,788
  240,213,428
OIL & GAS - 13.8%
Amerada Hess Corp.   13,800  798,675
American Exploration Co. (a)  77,800  1,244,800
Amoco Corp.   13,400  1,078,700
Anadarko Petroleum Corp.   117,200  7,588,700
Ashland, Inc.   49,700  2,180,588
Atlantic Richfield Co.   15,800  2,093,500
Barrett Resources Corp. (a)  140,100  5,971,763
British Petroleum PLC ADR  176,800  24,995,100
Burlington Resources, Inc.   264,500  13,324,188
Camco International, Inc.   280,900  12,956,513
Canada Occidental Petroleum Ltd.   103,600  1,666,397
Canadian Natural Resources Ltd. (a)  273,300  7,496,137
Chesapeake Energy Corp. (a)  96,400  5,362,250
Chieftain International, Inc. (a)  65,700  1,725,353
Coastal Corp. (The)  160,500  7,844,438
Cooper Cameron Corp. (a)  214,620  16,418,430
Dorset Exploration Ltd. (a)  3,500  15,447
Enron Oil & Gas Co.   246,100  6,214,025
Enterprise Oil PLC  174,700  1,933,227
Exxon Corp.   36,300  3,557,400
Flores & Rucks, Inc. (a)  64,200  3,418,650
Forcenergy Gas Exploration, Inc. (a)  119,400  4,328,250
Imperial Oil Ltd.   4,300  202,320
Kerr-McGee Corp.   41,600  2,995,200
Louisiana Land & Exploration Co.   79,400  4,257,825
Monterey Resources, Inc. (a)  31,600  509,550
Murphy Oil Corp.   71,600  3,982,750
Nationale Elf Aquitaine  4,700  427,709
National-Oilwell, Inc. (a)  33,600  1,033,200
Newfield Exploration Co. (a)  264,200  6,869,200
Noble Affiliates, Inc.   118,600  5,677,975
Norcen Energy Resources Ltd.   17,900  396,951
Northstar Energy Corp. (a)  150,300  1,748,758
Occidental Petroleum Corp.   126,600  2,959,275
Oryx Energy Co. (a)  90,200  2,232,450
Parker & Parsley Petroleum Co.   64,200  2,359,350
Penn West Petroleum Ltd. (a)  33,600  343,145
Penn West Petroleum Ltd. (a)(c)  82,100  838,458
Pennzoil Co.   6,000  339,000
Petro-Canada  109,500  1,545,629
Petro-Canada
 Final Installment Receipt (d)  151,100  1,658,865
Petroleum Securities Australia Ltd.
 sponsored ADR (a)  84,500  1,922,375
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - CONTINUED
Phillips Petroleum Co.   317,000 $ 14,027,250
Poco Petroleums Ltd. (a)  20,800  198,767
Pogo Producing Co.   173,000  8,174,250
Renaissance Energy Ltd. (a)  358,200  12,189,539
Rio Alto Exploration Ltd. (a)  3,100  22,501
Rio Alto Exploration Ltd. (a)(c)  39,300  285,250
Royal Dutch Petroleum Co. ADR  177,800  30,359,350
Saga Petroleum AS Class B  44,100  691,439
Santa Fe Energy Resources, Inc. (a)  387,800  5,380,725
Stone Energy Corp. (a)  4,800  143,400
Suncor, Inc.   34,200  1,414,553
Swift Energy Co. (a)  211,200  6,309,600
Texaco, Inc.   76,100  7,467,313
Tosco Corp.   110,000  8,703,750
Total SA:
 Class B  66,686  5,422,253
 sponsored ADR  16,600  668,150
USX-Marathon Group   99,700  2,380,338
Ultramar Diamond Shamrock Corp.   153,100  4,841,788
Union Pacific Resources Group, Inc.   114,600  3,352,050
United Meridian Corp. (a)  284,800  14,738,400
Unocal Corp.   449,600  18,265,000
Valero Energy Corp.   3,700  105,913
Vastar Resources, Inc.   76,200  2,895,600
Vintage Petroleum, Inc.   120,700  4,164,150
  326,713,845
TOTAL ENERGY   567,141,473
FINANCE - 10.3%
BANKS - 3.3%
Bank of New York Co., Inc.   222,100  7,495,875
BankAmerica Corp.   164,700  16,428,825
Citicorp  32,500  3,347,500
Comerica, Inc.   2,000  104,750
Cullen Frost Bankers, Inc.   26,600  884,450
Fifth Third Bancorp  5,900  370,594
First Bank System, Inc.   148,400  10,128,300
First Empire State Corp.   800  230,400
Fleet Financial Group, Inc.   143,800  7,172,025
HSBC Holdings PLC  476,655  10,369,677
Hang Seng Bank Ltd.   332,000  4,034,909
North Fork Bancorporation, Inc.   88,000  3,135,000
Norwest Corp.   80,100  3,484,350
Regions Financial Corp.   3,300  170,569
Texas Regional Bancshares, Inc.
 Class A (vtg.)  9,500  323,000
U.S. Bancorp  147,600  6,632,775
Westpac Banking Corp.   354,800  2,019,212
Zions Bancorp  22,900  2,381,600
  78,713,811
CLOSED END INVESTMENT COMPANY - 0.1%
Morgan Stanley Emerging Markets
 Fund, Inc.   23,900  331,613
Morgan Stanley Asia-Pacific Fund, Inc.   82,100  800,475
Templeton Dragon Fund, Inc.   43,400  699,825
  1,831,913
CREDIT & OTHER FINANCE - 1.4%
American Express Co.   105,800  5,977,700
Associates First Capital Corp.   51,200  2,259,200

 SHARES VALUE (NOTE 1)
Beneficial Corp.   29,400 $ 1,863,225
Finova Group, Inc.   13,500  867,375
First Chicago NBD Corp.   24,300  1,306,125
Green Tree Financial Corp.   10,000  386,250
Greenpoint Financial Corp.   169,300  8,020,588
Household International, Inc.   106,100  9,787,725
Transamerica Corp.   37,300  2,946,700
  33,414,888
FEDERAL SPONSORED CREDIT - 1.3%
Federal Home Loan Mortgage
 Corporation  107,900  11,882,488
Federal National Mortgage Association  519,200  19,340,200
Student Loan Marketing Association  400  37,250
  31,259,938
INSURANCE - 2.8%
ACE Ltd.   9,600  577,200
Aetna, Inc.   129,000  10,320,000
Allmerica Financial Corp.   72,100  2,415,350
Allstate Corp.   249,900  14,462,963
American International Group, Inc.   113,500  12,286,375
Chubb Corp. (The)  8,100  435,375
Conseco, Inc.   33,800  2,154,750
General Re Corp.   5,500  867,625
ITT Hartford Group, Inc.   51,200  3,456,000
MMI Companies, Inc.   37,100  1,196,475
Marsh & McLennan Companies, Inc.   20,300  2,111,200
Mercury General Corp.   5,600  294,000
Mid Ocean Ltd.   26,200  1,375,500
Penncorp. Financial Group, Inc.   3,800  136,800
Progressive Corp.  12,500  842,188
Provident Companies, Inc.   4,600  222,525
Providian Corp.   19,000  976,125
Reinsurance Group of America, Inc.   1,900  89,538
Reliastar Financial Corp.   7,800  450,450
SunAmerica, Inc.   68,700  3,048,563
Travelers/Aetna Property Casualty
 Corp. Class A  8,700  307,763
Travelers Group, Inc. (The)  142,366  6,459,857
UNUM Corp.   8,000  578,000
USF&G Corp.   50,200  1,047,925
  66,112,547
SAVINGS & LOANS - 1.2%
Ahmanson (H.F.) & Co.   28,000  910,000
Charter One Financial Corp.   19,085  801,570
Dime Bancorp., Inc. (a)  58,800  867,300
Glendale Federal Bank FSB (a)  197,900  4,601,175
Golden West Financial Corp.   118,080  7,453,800
Great Western Financial Corp.   102,200  2,963,800
Long Island Bancorp., Inc.   7,800  273,000
Sovereign Bancorp., Inc.   400  5,250
TCF Financial Corporation  27,800  1,209,300
Washington Mutual, Inc.   184,400  7,986,825
  27,072,020
SECURITIES INDUSTRY - 0.2%
Guoco Group Ltd.  188,000  1,052,479
Peregrine Investments Holdings Ltd.   882,000  1,510,957
Salomon, Inc.   23,300  1,098,013
Schwab (Charles) Corp.  26,800  857,600
  4,519,049
TOTAL FINANCE   242,924,166
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - 3.9%
DRUGS & PHARMACEUTICALS - 1.4%
Alkermes, Inc. (a)  7,100 $ 165,075
Alliance Pharmaceutical Corp. (a)  3,600  49,050
Andrx Corp.   1,600  25,800
Biogen, Inc.   12,000  465,000
Bristol-Myers Squibb Co.   60,600  6,590,250
Human Genome Sciences, Inc. (a)  10,000  407,500
Lilly (Eli) & Co.   18,600  1,357,800
Merck & Co., Inc.   14,900  1,180,825
Millennium Pharmaceuticals, Inc. (a)  13,200  229,350
Novartis AG (Reg.)  4,653  5,317,219
Pfizer, Inc.   23,800  1,972,425
Schering-Plough Corp.   28,000  1,813,000
Sepracor, Inc. (a)  93,600  1,556,100
Sequus Pharmaceuticals, Inc. (a)  5,000  80,000
Warner-Lambert Co.   145,000  10,875,000
  32,084,394
MEDICAL EQUIPMENT & SUPPLIES - 0.9%
Acuson Corp. (a)  20,600  502,125
Boston Scientific Corp. (a)  58,200  3,492,000
Cardinal Health, Inc.   24,400  1,421,300
Datascope Corp. (a)  4,900  98,000
Guidant Corp.   2,700  153,900
InControl, Inc. (a)  29,100  232,800
Mallinckrodt, Inc.  127,100  5,608,288
Medtronic, Inc.   72,300  4,916,400
St. Jude Medical, Inc. (a)  57,600  2,455,200
U.S. Surgical Corp.   84,400  3,323,250
  22,203,263
MEDICAL FACILITIES MANAGEMENT - 1.6%
Beverly Enterprises, Inc. (a)  69,100  881,025
Carematrix Corp. (a)  17,200  225,750
Columbia/HCA Healthcare Corp.   205,300  8,365,975
HEALTHSOUTH Rehabilitation Corp. (a)  315,200  12,174,600
Health Management Associates, Inc.
 Class A (a)  218,700  4,920,750
Integrated Health Services, Inc.   31,800  775,125
National Surgery Centers, Inc. (a)  8,400  319,200
NovaCare, Inc. (a)  36,600  402,600
Oxford Health Plans, Inc. (a)  56,000  3,279,500
PacifiCare Health Systems, Inc.
 Class B (a)  6,800  579,700
Quorum Health Group, Inc. (a)  6,700  199,325
Safeguard Health Enterprises, Inc. (a)  63,700  1,114,750
Sunrise Assisted Living, Inc. (a)  52,300  1,457,863
Tenet Healthcare Corp. (a)  115,200  2,520,000
  37,216,163
TOTAL HEALTH   91,503,820
HOLDING COMPANIES - 0.3%
CINergy Corp.   31,500  1,051,313
Citic Pacific Ltd. Ord.   228,000  1,323,576
Norfolk Southern Corp.   41,100  3,596,250
PartnerRe Ltd.   20,700  703,800
  6,674,939
INDUSTRIAL MACHINERY & EQUIPMENT - 4.0%
ELECTRICAL EQUIPMENT - 1.4%
AMETEK, Inc.   52,900  1,177,025
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  40,900  3,284,609

 SHARES VALUE (NOTE 1)
American Power Conversion Corp. (a)  70,100 $ 1,910,225
Common Development International
 Ltd. (a)(c)  58,100  519,185
Computer Products, Inc. (a)  2,100  40,950
Emerson Electric Co.   3,200  309,600
Hutchison Whampoa Ltd. Ord.   468,000  3,675,868
Loral Space & Communications Ltd. (a)  395,900  7,274,663
Roper Industries, Inc.   43,300  1,694,113
Westinghouse Electric Corp.   636,800  12,656,400
  32,542,638
INDUSTRIAL MACHINERY & EQUIPMENT - 2.0%
Case Corp.   187,500  10,218,750
Caterpillar, Inc.   151,700  11,415,425
Deere & Co.   5,000  203,125
Detroit Diesel Corp. (a)  40,600  933,800
Dover Corp.   5,400  271,350
Harnischfeger Industries, Inc.   76,000  3,657,500
Illinois Tool Works, Inc.   41,600  3,322,800
Ingersoll-Rand Co.   79,000  3,515,500
Kaydon Corp.   118,300  5,574,888
Manitowoc Co., Inc.   26,500  1,073,250
New Holland NV (a)  261,100  5,450,463
Parker-Hannifin Corp.   4,500  174,375
Thermo Fibergen, Inc. (a)  13,700  143,850
Thermo Fibergen, Inc. (rights)(a)  13,700  34,250
Thermo Fibertek, Inc. (a)  2,100  19,556
UCAR International, Inc. (a)  5,200  195,650
  46,204,532
POLLUTION CONTROL - 0.6%
Republic Industries, Inc. (a)  24,000  748,500
Sevenson Environmental Services, Inc.   13,200  240,900
USA Waste Services, Inc. (a)  287,880  9,176,175
United Waste Systems, Inc. (a)  154,600  5,314,375
  15,479,950
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   94,227,120
MEDIA & LEISURE - 3.8%
BROADCASTING - 1.0%
American Radio Systems Corp.
 Class A (a)  36,900  1,005,525
Asia Satellite Telecommunications
 Holdings Ltd. (a)  94,200  218,617
Canal Plus SA  2,200  485,780
Carlton Communications PLC  19,900  174,398
HSN, Inc. (a)  56,790  1,348,763
Infinity Broadcasting Corp. Class A  303,050  10,190,056
Jacor Communications, Inc. Class A (a)  44,800  1,226,400
Metro Networks, Inc. (a)  25,500  643,875
Renaissance Communications Corp. (a)  68,900  2,463,175
Telemundo Group, Inc. Class A (a)  136,400  3,955,600
Young Broadcasting, Inc. Class A (a)  37,300  1,091,025
  22,803,214
ENTERTAINMENT - 0.1%
Disney (Walt) Co.   13,300  926,013
Regal Cinemas, Inc. (a)  4,400  135,300
Viacom, Inc. (a):
 Class A  18,300  631,350
 Class B (non-vtg.)  4,600  160,425
  1,853,088
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
LEISURE DURABLES & TOYS - 0.8%
Brunswick Corp.   5,700 $ 136,800
Champion Enterprises, Inc. (a)  211,800  4,130,100
Golden Bear Golf, Inc. (a)  10,100  113,625
Hasbro, Inc.   278,550  10,828,631
Mattel, Inc.   70,150  1,946,663
Nintendo Co. Ltd. Ord.   28,300  2,023,346
  19,179,165
LODGING & GAMING - 0.4%
Circus Circus Enterprises, Inc. (a)  58,600  2,014,375
HFS, Inc. (a)  67,600  4,039,100
Hilton Hotels Corp.   41,300  1,078,963
Host Marriott Corp. (a)  166,400  2,662,400
US Franchise Services, Inc. Class A (a)  3,900  39,488
  9,834,326
PUBLISHING - 1.1%
Acnielsen Corp. (a)  25,000  378,125
Cognizant Corp. (a)  83,400  2,752,200
Gannett Co., Inc.   53,300  3,990,838
Gibson Greetings, Inc. (a)  800  15,700
Harcourt General, Inc.   29,600  1,365,300
Knight-Ridder, Inc.   39,100  1,495,575
Meredith Corp.   51,700  2,727,175
New York Times Co. (The) Class A  155,100  5,893,800
Playboy Enterprises, Inc. Class B (a)  25,600  249,600
Times Mirror Co. Class A  118,200  5,880,450
Tribune Co.   25,300  1,995,538
  26,744,301
RESTAURANTS - 0.4%
Landry's Seafood Restaurants, Inc. (a)  92,600  1,979,325
Morton's Restaurant Group, Inc. (a)  316,900  5,347,688
Papa John's International, Inc. (a)  10,800  364,500
Shoney's, Inc. (a)  4,800  33,600
Starbucks Corp. (a)  23,800  681,275
  8,406,388
TOTAL MEDIA & LEISURE   88,820,482
NONDURABLES - 1.5%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   38,600  2,702,000
BEVERAGES - 0.0%
Pete's Brewing Co. (a)  42,400  339,200
FOODS - 0.7%
Campbell Soup Co.   161,100  12,928,275
Ralston Purina Group  41,800  3,067,075
Tyson Foods, Inc.   4,100  140,425
  16,135,775
HOUSEHOLD PRODUCTS - 0.6%
Dial Corp.   271,900  4,010,525
Gillette Co.   119,700  9,306,675
Premark International, Inc.   34,700  772,075
  14,089,275
TOBACCO - 0.1%
Consolidated Cigar Holdings, Inc.
 Class A (a)  19,600  485,100
Dimon, Inc.   3,800  87,875
Philip Morris Companies, Inc.   5,000  563,125
RJR Nabisco Holdings Corp.   9,800  333,200
Swisher International Group, Inc. Class A  54,500  865,188
Universal Corp.   11,800  379,075
  2,713,563
TOTAL NONDURABLES   35,979,813

 SHARES VALUE (NOTE 1)
PRECIOUS METALS - 1.5%
Agnico Eagle Mines Ltd.   31,900 $ 447,952
Barrick Gold Corp.   32,700  936,262
Bre-X Minerals Ltd. (a)  412,700  6,532,874
Euro-Nevada Mining Ltd.   146,400  4,367,918
Franco Nevada Mining Corp.   191,400  8,761,243
Getchell Gold Corp. (a)  90,900  3,488,288
Greenstone Resources Ltd. (a)  89,300  1,039,016
Indochina Goldfields Ltd. (a)  111,400  1,308,342
Indochina Goldfields Ltd. (a)(c)  75,600  887,887
Kinross Gold Corp. (a)  84,100  595,083
Newmont Mining Corp.   167,400  7,491,150
TVI Pacific, Inc. (a)(c)  123,300  114,229
  35,970,244
RETAIL & WHOLESALE - 6.2%
APPAREL STORES - 1.0%
Abercrombie & Fitch Co. (a)  3,500  57,750
Baby Superstore, Inc. (a)  57,300  1,375,200
Cato Corp. Class A  85,000  425,000
Charming Shoppes, Inc. (a)  864,800  4,378,050
Footstar, Inc. (a)  96,132  2,391,284
Gap, Inc.   35,100  1,057,388
Goody's Family Clothing (a)  77,200  1,379,950
Limited, Inc. (The)  27,512  505,533
Payless ShoeSource, Inc. (a)  85,188  3,194,550
Ross Stores, Inc.   400  20,000
Saks Holdings, Inc. (a)  8,700  234,900
TJX Companies, Inc.   187,700  8,892,288
  23,911,893
DRUG STORES - 0.8%
Arbor Drugs, Inc.   46,800  813,150
CVS Corp.   298,600  12,354,575
Revco (D.S.), Inc. (a)  182,500  6,752,500
Rite Aid Corp.   2,200  87,450
  20,007,675
GENERAL MERCHANDISE STORES - 1.4%
Dayton Hudson Corp.   101,000  3,964,250
Family Dollar Stores, Inc.   8,300  169,113
Federated Department Stores, Inc. (a)  96,800  3,303,300
Kohls Corp. (a)  60,100  2,358,925
MacFrugals Bargains Closeouts, Inc. (a)  12,300  321,338
Mazel Stores, Inc. (a)  11,200  252,000
Price/Costco, Inc. (a)  227,900  5,725,988
Stein Mart, Inc. (a)  102,900  2,083,725
Woolworth Corp. (a)  636,300  13,919,063
  32,097,702
GROCERY STORES - 1.5%
Ahold NV  14,552  909,342
American Stores Co.   27,300  1,115,888
Asda Group PLC  741,500  1,562,333
Dominick's Supermarkets, Inc. (a)  91,700  1,994,475
Food Lion, Inc.:
 Class A  846,000  8,274,938
 Class B  134,400  1,360,800
Giant Food, Inc. Class A  51,700  1,783,650
Loblaw Companies Ltd.   56,500  583,197
Performance Food Group Co. (a)  1,150  17,825
Provigo, Inc. (a)  11,400  46,154
Quality Food Centers, Inc. (a)  12,600  425,250
Richfood Holdings, Inc. Class A  282,000  6,838,500
Safeway, Inc. (a)  218,100  9,323,775
Weis Markets, Inc.   21,900  698,063
  34,934,190
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 1.5%
Bulgari Spa  4,200 $ 85,217
Circuit City Stores, Inc.   139,400  4,199,425
Home Depot, Inc. (The)  270,500  13,558,813
Lowe's Companies, Inc.   74,200  2,634,100
Staples, Inc. (a)  178,100  3,216,931
Toys "R" Us, Inc. (a)  283,600  8,508,000
U.S. Office Products Co. (a)  65,700  2,242,013
  34,444,499
TOTAL RETAIL & WHOLESALE   145,395,959
SERVICES - 1.5%
ADVERTISING - 0.3%
Interpublic Group of Companies, Inc.   8,300  394,250
Omnicom Group, Inc.   61,100  2,795,325
Snyder Communications, Inc. (a)  91,600  2,473,200
  5,662,775
EDUCATIONAL SERVICES - 0.0%
Education Management Corp. (a)  32,400  680,400
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   10,600  298,125
Team Rental Group, Inc. Class A (a)  3,300  53,213
  351,338
PRINTING - 0.3%
ASM Lithography Holding NV (a)  45,200  2,251,525
Deluxe Corp.   21,800  713,950
Harland (John H.) Co.   96,400  3,181,200
Reynolds & Reynolds Co. Class A  2,600  67,600
Standard Register Co.   1,300  42,250
Valassis Communications, Inc. (a)  6,800  143,650
  6,400,175
SERVICES - 0.9%
APAC Teleservices, Inc. (a)  213,200  8,181,480
CDI Corp. (a)  400  11,350
Ecolab, Inc.   255,700  9,620,713
Orion Network Systems, Inc. (a)  1,700  21,888
Registry, Inc.   2,300  106,088
Robert Half International, Inc. (a)  64,500  2,217,188
Signature Resorts, Inc. (a)  12,800  451,200
Telespectrum Worldwide, Inc. (a)  77,900  1,236,663
Teletech Holdings, Inc. (a)  800  20,800
Zebra Technologies Corp. Class A (a)  6,000  140,250
  22,007,620
TOTAL SERVICES   35,102,308
TECHNOLOGY - 15.2%
COMMUNICATIONS EQUIPMENT - 1.3%
ADC Telecommunications, Inc. (a)  28,100  874,613
Ascend Communications, Inc. (a)  20,800  1,292,200
Aspect Telecommunications Corp. (a)  12,500  793,750
Cisco Systems, Inc. (a)  76,600  4,873,675
Dynatech Corp. (a)  71,700  3,172,725
Ericsson (L.M.) Telephone Co.
 Class B ADR  40,800  1,231,650
Lucent Technologies, Inc.   160,700  7,432,375
Nokia Corp. AB sponsored ADR  27,100  1,561,638
Northern Telecom Ltd.   42,300  2,628,997
Tellabs, Inc. (a)  50,400  1,896,300
3Com Corp. (a)  78,800  5,781,950
U.S. Robotics Corp. (a)  2,900  208,800
  31,748,673

 SHARES VALUE (NOTE 1)
COMPUTER SERVICES & SOFTWARE - 2.3%
America Online, Inc. (a)  25,200 $ 837,900
Autodesk, Inc.   5,000  140,000
Automatic Data Processing, Inc.   138,000  5,916,750
BMC Software, Inc. (a)  3,400  140,675
Borland International, Inc. (a)  4,800  26,100
CACI International, Inc. Class A (a)  32,800  688,800
CBT Group PLC sponsored ADR  1,800  97,650
CUC International, Inc. (a)  64,200  1,524,750
Ceridian Corp. (a)  82,616  3,345,948
Computer Sciences Corp. (a)  42,700  3,506,738
DST Systems, Inc.   19,500  611,813
Electronic Arts, Inc. (a)  14,800  443,075
Equifax, Inc.   163,500  5,007,188
First Data Corp.   34,700  1,266,550
Intuit (a)  46,000  1,449,000
Keane, Inc. (a)  101,400  3,219,450
McAfee Associates, Inc. (a)  15,400  677,600
Microsoft Corp. (a)  167,200  13,814,900
Midway Games, Inc. (a)  51,400  1,040,850
Ontrack Data International, Inc. (a)  37,300  559,500
Open Market, Inc. (a)  27,500  371,250
Oracle Corp. (a)  82,400  3,440,200
Parametric Technology Corp. (a)  45,100  2,317,013
Paychex, Inc.   10,400  534,950
Scopus Technology, Inc. (a)  7,600  353,400
SunGard Data Systems, Inc. (a)  49,700  1,963,150
Viisage Technology, Inc. (a)  5,000  72,500
  53,367,700
COMPUTERS & OFFICE EQUIPMENT - 5.8%
Adaptec, Inc. (a)  74,600  2,984,000
Amdahl Corp. (a)  126,300  1,531,388
Applied Magnetics Corp. (a)  123,900  3,701,513
Bay Networks, Inc. (a)  429,700  8,969,988
Bell & Howell Co. (a)  47,300  1,123,375
Comdisco, Inc.   19,300  612,775
Compaq Computer Corp. (a)  129,100  9,585,675
Dell Computer Corp. (a)  13,500  717,188
Diebold, Inc.   79,350  4,989,131
Digital Equipment Corp. (a)  75,700  2,753,588
EMC Corp. (a)  614,100  20,342,063
Gateway 2000, Inc. (a)  4,000  214,250
Hewlett-Packard Co.   36,500  1,834,125
Ingram Micro, Inc. Class A (a)  12,900  296,700
International Business Machines Corp.   237,000  35,787,000
Kronos, Inc. (a)  76,600  2,451,200
Lexmark International Group, Inc. (a)  169,600  4,685,200
Pitney Bowes, Inc.   112,500  6,131,250
Procom Technology, Inc.   49,100  466,450
Quantum Corp. (a)  40,000  1,145,000
Seagate Technology (a)  422,500  16,688,750
Sequent Computer Systems, Inc. (a)  14,500  257,375
Silicon Graphics, Inc. (a)  166,500  4,245,750
Symbol Technologies, Inc. (a)  10,200  451,350
Tech Data Corp. (a)  6,300  172,463
Trident Microsystems, Inc. (a)  12,100  204,188
Western Digital Corp. (a)  84,800  4,823,000
  137,164,735
ELECTRONIC INSTRUMENTS - 0.5%
Applied Materials, Inc. (a)  21,600  776,250
Perkin-Elmer Corp.   134,800  7,936,350
Silicon Valley Group, Inc. (a)  2,700  54,338
Teradyne, Inc. (a)  39,000  950,625
Thermo Electron Corp.   1,600  66,000
Waters Corp. (a)  89,500  2,718,563
  12,502,126
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 4.8%
AVX Corp.  9,400 $ 202,100
Altera Corp. (a)  55,700  4,048,694
Arrow Electronics, Inc. (a)  14,400  770,400
Atmel Corp. (a)  61,700  2,043,813
Avnet, Inc.   34,500  2,009,625
Chips & Technologies, Inc. (a)  127,000  2,317,750
Cirrus Logic, Inc. (a)  45,400  703,700
Griffon Corp. (a)  38,900  476,525
Integrated Device Technology, Inc. (a)  325,700  4,437,663
Intel Corp.   323,400  42,345,188
KEMET Corp. (a)  34,900  811,425
Kent Electronics Corp. (a)  98,900  2,546,675
Lattice Semiconductor Corp. (a)  73,500  3,381,000
Linear Technology Corp.   30,100  1,320,638
Maxim Integrated Products, Inc. (a)  25,600  1,107,200
Microchip Technology, Inc. (a)  54,400  2,767,600
Micron Technology, Inc.   69,700  2,030,013
Motorola, Inc.   55,600  3,412,450
National Semiconductor Corp. (a)  225,900  5,506,313
SGS Thomson Microelectronics NV (a)  14,600  1,022,000
S3, Inc. (a)  7,000  113,750
Sanmina Corp. (a)  32,800  1,853,200
Solectron Corp. (a)  34,500  1,841,438
Storage Technology Corp. (a)  315,100  15,006,638
Texas Instruments, Inc.   88,700  5,654,625
Thomas & Betts Corp.   46,400  2,059,000
Unitrode Corp. (a)  32,900  966,438
VLSI Technology, Inc. (a)  19,900  475,113
Xilinx, Inc. (a)  36,200  1,332,613
Zero Corp.   65,300  1,306,000
Zilog, Inc. (a)  10,700  279,538
  114,149,125
PHOTOGRAPHIC EQUIPMENT - 0.5%
Eastman Kodak Co.   77,300  6,203,325
Imation Corp. (a)  159,300  4,480,313
  10,683,638
TOTAL TECHNOLOGY   359,615,997
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.1%
AMR Corp. (a)  13,300  1,172,063
Continental Airlines, Inc. Class B (a)  39,200  1,107,400
Delta Air Lines, Inc.   1,500  106,313
Northwest Airlines Corp. Class A (a)  12,100  473,413
UAL Corp. (a)  2,700  168,750
  3,027,939
RAILROADS - 0.9%
Bombardier, Inc. Class B  72,400  1,336,193
Burlington Northern Santa Fe Corp.   46,800  4,042,350
CSX Corp.   6,500  274,625
Canadian Pacific Ltd.   241,900  6,361,378
Conrail, Inc.   21,540  2,145,923
Tranz Rail Holdings Ltd.
 sponsored ADR (a)  28,500  504,094
Trinity Industries, Inc.   4,900  183,750
Wisconsin Central Transportation
 Corp. (a)  158,700  6,288,488
  21,136,801
SHIPPING - 0.0%
Kirby Corp. (a)  10,000  197,500

 SHARES VALUE (NOTE 1)
TRUCKING & FREIGHT - 0.2%
Air Express International Corp.   20,000 $ 645,000
Consolidated Freightways, Inc.   25,200  560,700
Expeditors International of
 Washington, Inc.   86,200  1,982,600
USFreightways Corp.   10,900  299,069
Werner Enterprises, Inc.   3,300  59,813
Yellow Corp. (a)  103,900  1,493,563
  5,040,745
TOTAL TRANSPORTATION   29,402,985
UTILITIES - 2.9%
CELLULAR - 0.1%
McLeod, Inc. (a)  38,200  974,100
Palmer Wireless, Inc. (a)  28,500  299,250
  1,273,350
ELECTRIC UTILITY - 0.6%
Allegheny Power System, Inc.   17,000  516,375
American Electric Power Co., Inc.   90,000  3,701,250
Consolidated Edison Co. of
 New York, Inc.   7,100  207,675
DPL, Inc.   16,800  411,600
DQE, Inc.   4,900  142,100
Entergy Corp.  39,300  1,090,575
FPL Group, Inc.   35,300  1,623,800
GPU, Inc.   1,600  53,800
KU Energy Corp.   18,500  555,000
National Grid Co. PLC  1,132,000  3,781,276
Pinnacle West Capital Corp.   22,200  704,850
Public Service Co. of Colorado  5,300  206,038
Sevillana de Electricidad  18,296  207,765
Tucson Electric Power Co. (a)  15,000  249,375
  13,451,479
GAS - 0.7%
Consolidated Natural Gas Co.   5,300  292,825
Enron Corp.   199,600  8,607,750
Italgas Spa  259,100  1,084,193
Noram Energy Corp.   17,100  262,913
ONEOK, Inc.   9,000  270,000
Sonat, Inc.   121,000  6,231,500
Tejas Gas Corp. (a)  1,600  76,200
  16,825,381
TELEPHONE SERVICES - 1.5%
BCE, Inc.   154,500  7,359,558
British Telecommunications PLC Ord.   140,100  947,966
Cincinnati Bell, Inc.   32,200  1,984,325
MCI Communications Corp.   181,100  5,919,706
MFS Communications, Inc.   68,900  3,755,050
Smartalk Teleservices, Inc. (a)  71,300  1,212,100
Teleport Communications Group, Inc.
 Class A (a)  31,100  948,550
WorldCom, Inc. (a)  537,000  13,995,563
  36,122,818
WATER - 0.0%
Yorkshire Water PLC Ord.   17,400  210,134
TOTAL UTILITIES   67,883,162
TOTAL COMMON STOCKS
 (Cost $1,780,742,211)   2,102,418,880
CONVERTIBLE PREFERRED STOCKS - 0.2%
 SHARES VALUE (NOTE 1)
ENERGY - 0.1%
OIL & GAS - 0.1%
Tosco Financing Trust $2.875 (c)  11,100 $ 570,263
Ultramar Diamond Shamrock
 Corp. $2.50 (c)  17,200  1,062,100
TOTAL ENERGY   1,632,363
RETAIL & WHOLESALE - 0.1%
APPAREL STORES - 0.1%
TJX Companies, Inc., Series E, $7.00  5,900  1,545,063
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $2,631,081)   3,177,426
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
ENERGY - 0.1%
ENERGY SERVICES - 0.0%
Nabors Industries, Inc. 5%,
 5/1/06 Ba2 $ 1,016,000  1,249,680
OIL & GAS - 0.1%
Pogo Producing Co. 5 1/2%,
 6/15/06 (c) B2  1,100,000  1,388,750
TOTAL ENERGY   2,638,430
HEALTH - 0.1%
MEDICAL FACILITIES MANAGEMENT - 0.1%
NovaCare, Inc. 5 1/2%,
 1/15/00 B1  2,130,000  1,911,675
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Home Shopping Network, Inc.
 5 7/8%, 3/1/06 (c) B-  445,000  478,375
Jacor Communications, Inc.
 liquid yield option notes
 0%, 6/12/11 B3  302,000  135,523
TOTAL MEDIA & LEISURE   613,898
RETAIL & WHOLESALE - 0.0%
APPAREL STORES - 0.0%
Charming Shoppes, Inc.
 7 1/2%, 7/15/06 B2  395,000  383,150
TECHNOLOGY - 0.1%
ELECTRONICS - 0.1%
National Semiconductor Corp.
 6 1/2%, 10/1/02 (c) Ba2  1,655,000  1,630,175
TOTAL CONVERTIBLE BONDS
 (Cost $6,587,222)   7,177,328
U.S. TREASURY OBLIGATIONS - 4.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
U.S. Treasury Bill, yields at date
 of purchase 5.34%, 3/6/97 - $ 250,000 $ 247,825
7 1/4%, 2/15/23 Aaa  6,300,000  6,577,578
6 1/4%, 8/15/23 Aaa  22,100,000  20,718,750
7 1/2%, 11/15/24 Aaa  5,690,000  6,223,438
7 5/8%, 2/15/25 Aaa  39,000,000  43,320,420
6 7/8%, 8/15/25 Aaa  7,000,000  7,137,830
6%, 2/15/26 Aaa  13,000,000  11,832,080
6 3/4%, 8/15/26 Aaa  16,000,000  16,120,000
TOTAL U.S. TREASURY OBLIGATIONS
 (Cost $112,387,712)   112,177,921
CASH EQUIVALENTS - 5.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 137,218,438  137,167,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,039,515,226) $  2,362,118,555
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,774,672 or 0.3% of net assets.
(d) Purchased on an installment basis. Market value reflects only those payments made through December 31, 1996. The remaining installment for Falconbridge Ltd., aggregating CAD 776,150 is due January 31, 1997. The remaining installment for Petro-Canada, aggregating CAD 642,175 is due March 24, 1997.
(e) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Cutter & Buck, Inc.  $ 39,000 $ - $ - $ 3,255,000
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,728,210,661 and $2,494,655,085, respectively, of which U.S. government and government agency obligations aggregated $139,603,569 and $109,833,563, respectively.
The market value of futures contracts opened and closed during the period amounted to $83,367,121 and $82,962,684, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,028,246 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $2,046,267,190. Net unrealized appreciation aggregated $315,851,365, of which $341,028,736 related to appreciated investment securities and $25,177,371 related to depreciated investment securities.
The fund hereby designates approximately $13,087,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: CONTRAFUND PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $137,167,000) (cost $2,039,515,226)        $ 2,362,118,555
-
See accompanying schedule

Cash                                                                                                              266,665

Receivable for investments sold                                                                                   17,594,993

Receivable for fund shares sold                                                                                   17,326,528

Dividends receivable                                                                                               1,963,857

Interest receivable                                                                                                2,844,453

 TOTAL ASSETS                                                                                                      2,402,115,051

LIABILITIES

Payable for investments purchased                                                                  $ 5,325,350

Payable for fund shares redeemed                                                                    1,294,444

Accrued management fee                                                                               1,164,508

Other payables and                                                                                   227,690
accrued expenses

 TOTAL LIABILITIES                                                                                                 8,011,992

NET ASSETS                                                                                                        $ 2,394,103,059

Net Assets consist of:

Paid in capital                                                                                                   $ 2,002,049,755

Undistributed net investment income                                                                              20,976,837

Accumulated undistributed net realized gain (loss) on investments and foreign                                    48,472,815
currency transactions

Net unrealized appreciation (depreciation) on investments                                                        322,603,652
and assets and liabilities in foreign currencies

NET ASSETS, for 144,559,967 shares outstanding                                                                   $ 2,394,103,059

NET ASSET VALUE, offering price                                                                                   $16.56
and redemption price per
share ($2,394,103,059 (divided by) 144,559,967 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 18,426,701
Dividends

Interest                                                                           13,714,953

 TOTAL INCOME                                                                      32,141,654

EXPENSES

Management fee                                                     $ 9,539,179

Transfer agent fees                                                 1,141,270

Accounting fees and expenses                                        622,337

Non-interested trustees' compensation                               7,709

Custodian fees and expenses                                         324,660

Registration fees                                                   3,486

Audit                                                               42,110

Legal                                                               7,818

Miscellaneous                                                       3,876

 Total expenses before reductions                                   11,692,445

 Expense reductions                                                 (527,628       11,164,817
                                                                   )

NET INVESTMENT INCOME                                                              20,976,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              49,545,658

 Foreign currency transactions                                      (139,799
                                                                   )

 Futures contracts                                                  (404,437       49,001,422
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              254,150,260

 Assets and liabilities in                                          293            254,150,553
 foreign currencies

NET GAIN (LOSS)                                                                    303,151,975

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 324,128,812

OTHER INFORMATION                                                                 $ 516,935
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                       10,693

                                                                                  $ 527,628


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     JANUARY 3, 1995
                                    DECEMBER 31,   (COMMENCEMENT
                                    1996           OF OPERATIONS) TO
                                                   DECEMBER 31,
                                                   1995




Operations                                                                                       $ 20,976,837      $ 4,056,021
Net investment income

 Net realized gain (loss)                                                                        49,001,422        16,037,745

 Change in net unrealized appreciation (depreciation)                                            254,150,553       68,453,099

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  324,128,812       88,546,865

Distributions to shareholders                                                                      -                 (3,710,433)
From net investment income

 From net realized gain                                                                           (9,296,351)       (7,420,866)

 TOTAL DISTRIBUTIONS                                                                               (9,296,351)       (11,131,299)

Share transactions                                                                                 1,380,209,873     806,897,529
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     9,296,351         11,131,299

 Cost of shares redeemed                                                                           (187,235,370)     (18,444,650)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           1,202,270,854     799,584,178

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          1,517,103,315     876,999,744

NET ASSETS

 Beginning of period                                                                               876,999,744       -

 End of period (including undistributed net investment income of $20,976,837 and $275,151,
respectively)                                                                                     $ 2,394,103,059   $ 876,999,744

OTHER INFORMATION
Shares

 Sold                                                                                              92,660,951        64,153,925

 Issued in reinvestment of distributions                                                           674,626           816,078

 Redeemed                                                                                         (12,369,121)      (1,376,492)

 Net increase (decrease)                                                                          80,966,456        63,593,511



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED                 JANUARY 3, 1995
                          DECEMBER 31,               (COMMENCEMENT
                          1996                       OF OPERATIONS) TO
                                                     DECEMBER 31,
                                                     1995

SELECTED PER-SHARE DATA




Net asset value, beginning of period                               $ 13.79       $ 10.00

Income from Investment Operations

 Net investment income                                             .14           .06

 Net realized and unrealized gain (loss)                           2.76          3.91

 Total from investment operations                                  2.90          3.97



Less Distributions

 From net investment income                                        -             (.06)

 From net realized gain                                            (.13)         (.12)

 Total distributions                                               (.13)         (.18)

Net asset value, end of period                                     $ 16.56       $ 13.79

TOTAL RETURN A                                                     21.22%        39.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $ 2,394,103   $ 877,000

Ratio of expenses to average net assets                            .74%          .72%

Ratio of expenses to average net assets after expense reductions   .71% B        .72%

Ratio of net investment income to average net assets               1.33%         1.07%

Portfolio turnover rate                                            178%          132%

Average commission rate C                                          $ .0343

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS
SHOWN. B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH
THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). C FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS
AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON
THE MIX OF TRADES EXECUTED
IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Contrafund Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates and currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investment Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 38% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 23%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund II and the Shareholders of Contrafund Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Contrafund Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Contrafund Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Contrafund Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.37 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.14 per share from net investment income.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
William Danoff, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND II: ASSET MANAGER: GROWTH PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                       3    A review of what happened in world markets
                                              during the last year.

PERFORMANCE                              4    How the fund has done over time.

FUND TALK                                5    The managers' review of fund performance, strategy
                                              and outlook.

ADDITIONAL INTERVIEW ON POLICY CHANGES   7    A discussion of recent changes to
                                              VIP II: Asset Manager: Growth

INVESTMENTS                              8    A complete list of the fund's investments with their
                                              market values.

FINANCIAL STATEMENTS                     17   Statements of assets and liabilities, operations, and
                                              changes in net assets, as well as financial highlights.

NOTES                                    19   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS        21   The auditors' opinion.

DISTRIBUTIONS                            22



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1996    PAST 1   LIFE OF
                                  YEAR     FUND

Asset Manager: Growth             20.04%   21.56%

S&P 500 (registered trademark)    22.96%   30.11%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's return to those of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for example,
has a history of growth in the long run and volatility
in the short run. In turn, the share price and return
of a fund that invests in stocks will vary. That
means if you sell your shares during a market
downturn, you might lose money. But if you can
ride out the market's ups and downs, you may
have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.
If Fidelity had not reimbursed certain fund expenses, the life of fund total return figure would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURN WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Asset Manager:Growt         S&P500    Fid. Aggr.Asset. Alloc.
             00159                       SP001     F0022
  1995/01/31      10000.00                    10000.00
10000.00
  1995/02/28      10149.70                    10389.70
10319.41
  1995/03/31      10289.42                    10696.30
10539.38
  1995/04/30      10558.88                    11011.31
10785.08
  1995/05/31      10708.58                    11451.43
11198.64
  1995/06/30      11137.72                    11717.44
11396.90
  1995/07/31      11546.91                    12106.00
11632.64
  1995/08/31      12065.87                    12136.38
11694.83
  1995/09/30      12245.51                    12648.54
12051.93
  1995/10/31      11776.45                    12603.38
12082.78
  1995/11/30      11986.03                    13156.67
12486.40
  1995/12/31      12277.71                    13410.07
12699.16
  1996/01/31      12569.78                    13866.55
13007.00
  1996/02/29      12613.39                    13995.09
13008.05
  1996/03/31      12840.37                    14129.86
13058.25
  1996/04/30      13143.01                    14338.14
13160.97
  1996/05/31      13348.36                    14707.92
13378.10
  1996/06/30      13402.41                    14763.95
13465.02
  1996/07/31      13067.35                    14111.68
13090.93
  1996/08/31      13164.62                    14409.30
13265.02
  1996/09/30      13705.04                    15220.25
13818.40
  1996/10/31      14104.95                    15640.03
14160.36
  1996/11/30      15023.67                    16822.26
14932.58
  1996/12/31      14737.79                    16489.01
14697.36
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123











Let's say hypothetically that $10,000 was invested in Asset Manager: Growth Portfolio on January 31, 1995, shortly after the fund began. As the chart shows, by December 31, 1996, the value of the investment would have grown to $14,738 - a 47.38% increase. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $16,489 over the same period - a 64.89% increase.
You can also look at how the Fidelity Aggressive Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The Aggressive Asset Allocation Composite index combines the cumulative total returns of three unmanaged indexes - the S&P 500 (64.89%), Lehman Brothers Aggregate Bond Index (20.39%), and the Salomon Brothers 3-month T-Bill Total Rate of Return Index (10.78%) - according to the fund's neutral mix*, assuming monthly rebalancing. With reinvested dividends and capital gains, if any, a $10,000 investment in the index would have grown to $14,697 - a 46.97% increase.
* 70% STOCKS, 25% BONDS AND 5% SHORT-TERM INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO DECEMBER 31, 1996.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                        % OF FUND'S
                                        INVESTMENTS

Philip Morris Companies, Inc.           6.6

Federal National Mortgage Association   6.2

General Motors Corp.                    3.5

International Business Machines Corp.   2.8

Compaq Computer Corp.                   2.4

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
(STOCKS ONLY)   % OF FUND'S
                INVESTMENTS

Finance         14.3

Technology      12.0

Nondurables     7.7

Utilities       5.8

Durables        5.7

ASSET ALLOCATION AS OF DECEMBER 31, 1996*
Row: 1, Col: 1, Value: 8.9
Row: 1, Col: 2, Value: 22.5
Row: 1, Col: 3, Value: 68.59999999999999
Stocks  68.6%
Bonds  22.5%
Short-term investments 8.9%
FOREIGN INVESTMENTS  9.2%
*
% OF FUND'S INVESTMENTS
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FUND TALK: THE MANAGERS' OVERVIEW



An interview with Richard Habermann (center), Portfolio Manager of VIP II:
Asset Manager: Growth, as well as George Vanderheiden (left) and Michael Gray, sub-managers for stocks and bonds, respectively
Q. HOW DID THE FUND PERFORM, DICK?
D.H. Pretty well. For most of the past year - when the stock market was quite strong and bonds posted mixed results - the fund nearly performed in line with the broad stock market. For the 12 months that ended December 31, 1996, the Standard & Poor's 500 Index posted a return of 22.96%. The fund benefited most from the performance of its equity investments, a result of restructuring of the portfolio after a management change in March.
Q. WHAT WAS THE NATURE OF THIS REPOSITIONING?
D.H. On the equity side, we emphasized large-capitalization stocks whose dividend yields were slightly higher than that of the market. This approach helped the fund, as stocks in this area were among the best performing asset classes in 1996. We focused the fund's bond investments on investment-grade, dollar-denominated securities, and brought the bond portfolio's duration - its sensitivity to changes in interest rates - in line with the bond market average as represented by the Lehman Brothers Aggregate Index.
Q. WHAT WAS THE FUND'S ASSET MIX AT THE END OF THE PERIOD?
D.H. The fund had about 69% in stocks, 22% in bonds and 9% in short-term money-market securities. This asset allocation is fairly close to the new neutral mix we have developed for the fund. For more information on that policy change, shareholders should refer to the additional interview that follows in this report.
Q. CAN YOU GIVE US SOME DETAILS ON YOUR ASSET ALLOCATION STRATEGY OVER THE PAST SIX MONTHS?
D.H. We've maintained a fairly consistent weighting in stocks over that period, a position that has helped the fund because stocks performed so well. Investors bid up stock prices in July after finding that some negative corporate earnings reports were not indicative of the state of the overall market. Through the last three months of the year, stocks continued to do well, spurred by a benign economic and interest rate environment. Federal Reserve Board Chairman Alan Greenspan's comments about the market's exuberance caused some short-term volatility in December, but the stock market rebounded fairly quickly. The fixed-income component was increased at times, as we bought bonds when they became undervalued during periods of market duress. At those times, the market was spooked by stronger-than-expected economic data that was considered to be a signal of inflation. Bond investors fear inflation because it erodes the value of a bond's fixed payments. We bought more investment-grade bonds when their prices fell and their yields rose in response to the economic data. Therefore, we were able to lock in higher yields on our new fixed-income investments. When yields subsequently fell, the value of the fixed-income investments we purchased earlier increased.
Q. TURNING TO YOU, GEORGE, WHAT STOCK-PICKING STRATEGIES HAVE YOU PURSUED? G.V. I've sought to minimize the risk in the stock holdings because I considered stock market valuations to be high on a historical basis. As a result, I've pursued two strategies - growth at a reasonable price and vulture investing. I have always felt the most prudent way to buy growth stocks is to get as much total return, meaning stock appreciation plus dividend yield, for as small a price as possible. The price you pay for a growth stock is reflected in its price-to-earnings ratio, or how much times earnings the market thinks that stock is worth. To give an example, both Philip Morris and Coca-Cola are growth stocks with each having grown its earnings per share at an 18% growth rate over the past 10 years. Assuming they can sustain similar growth rates in the future, Philip Morris would have a higher total return because its dividend yield is 5%, whereas Coke's is 1%. But look at what the market was paying for each stock's total return at the beginning of October. Coke was at around $51 and the consensus estimate for its earnings per share was $1.40 for 1996, thereby producing a price-to-earnings ratio of 36 times. Philip Morris, on the other hand, was at $93 with a consensus earnings-per-share estimate of $7.70 for 1996, thereby producing a price-to-earnings ratio of 12 times. Litigation concerns have been dragging down Philip Morris' ratio, but these worries have been around for 15 years and this was the biggest gap between the two companies' price-to-earnings ratios. That's why I invested in Philip Morris and not Coca-Cola.
Q. WHAT DO YOU MEAN BY VULTURE INVESTING?
G.V. Occasionally bad things happen to good stocks. Quality growth stocks may stumble temporarily due to new product introductions, too much inventory or manufacturing problems that cause a disappointment in quarterly earnings. If these are truly temporary occurrences, they can be wonderful opportunities to buy a stock or sector when prices are down. For example, in January 1996, Intel's price had dropped to $50 from $75 months before as concerns developed over its receivables with Packard Bell. Nine months later the stock had increased substantially. Buying a sector with good long-term fundamentals after it has suffered a big decline can mitigate risk and enhance the ultimate upside gain. However, it does require patience.
Q. MICHAEL, WHERE HAVE YOU FOUND OPPORTUNITIES IN THE BOND PORTFOLIO?
M.G. I've increased the fund's investments in bonds that offered a yield advantage over Treasuries - agency issues, mortgage-backed securities and corporate bonds.
Q. WHAT MADE CORPORATE BONDS MORE ATTRACTIVE?
M.G. As Dick said, they became more attractive earlier in the period. In addition, for most of the period, the fundamental outlook for corporations was favorable. That is, business prospects appeared to improve. The best indicator of a favorable corporate environment has been a strong stock market. This strength showed that corporations were doing well and that investors were comfortable with prospects as they drove up stock prices. Part of that optimism was a function of the economic environment, which has been fairly positive. Despite the bond market's inflation fears in the spring, the economy looked as if it was growing, while inflation remained under control. Moderate growth with low inflation is a good recipe for corporations. In addition, there was a limited supply of new corporate issues, along with fairly strong demand. Many investors were looking for added yield, and there wasn't much to buy in the way of corporate bonds. This backdrop helped corporate bonds post strong price gains on a relative basis.
Q. WERE THERE OTHER TYPES OF BONDS THAT WERE ATTRACTIVE TO YOU?
M.G. I was attracted to Yankee bonds. These are dollar-denominated bonds issued in the U.S. by foreign banks, governments and corporations. They tend to trade more cheaply than other bonds with similar credit ratings and often don't drop in price as quickly as corporate bonds when bad news affects the issuer.
Q. WHAT KINDS OF MORTGAGE-BACKED SECURITIES DID YOU FAVOR?
M.G. When rates rose earlier in the period, I bought mortgage-backed securities that were selling at a discount. In general I sought securities that I thought would be less susceptible to changes in interest rates than other choices in the mortgage-backed sector. Mortgage-backed securities tend not to perform well if rates go up or down sharply, so I looked for those bonds that by the nature of their structure would be less sensitive to interest rate changes. Those securities tended to be in 15-year and 30-year mortgages that were selling at a discount.
Q. TURNING BACK TO YOU, DICK, WHAT'S YOUR OUTLOOK?
D.H. Twice this year, there has been real excitement in the stock market, in July and December. Both occasions were related to concerns about earnings. Going forward, I think we'll find more risk in the markets. Sometimes people tend to forget that stocks, most importantly, are stocks of COMPANIES. So what we've been trying to do is to spend a lot of time listening to companies and trying to get a sense of what's going on. There might be a pick-up in the economy to sustain earnings, but in the short term, earnings disappointments will hit a stock hard. The stocks and markets that have done poorly are those that haven't met expectations. If the low-interest, low-inflation environment continues, earnings will be more crucial. That is, because of lower interest rates, there will be more of a reaction when earnings don't meet expectations. In addition, stock prices will be more sensitive to any changes in interest rates. As for fixed-income, we'll continue to keep an eye on the strength of the economy and to look for value in the various sectors of the market.

NOTE TO SHAREHOLDERS: Charles Morrison became sub-manager for bonds on February 3,1997, after the period ended.


FUND FACTS
GOAL: maximum total return over the long term by allocating assets among stocks, bonds and short-term instruments anywhere in the world
START DATE: January 3, 1995
SIZE: as of December 31, 1996, more than $253 million
MANAGER: Richard Habermann, since March
1996; joined Fidelity in 1968
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO ADDITIONAL INTERVIEW ON POLICY CHANGES


NOTE TO SHAREHOLDERS: Beginning on December 1, 1996, Asset Manager: Growth Portfolio's neutral mix of investments changed, and there was a change in how bonds and short-term instruments are classified. In the following additional interview segment, Portfolio Manager Dick Habermann discusses these changes.
Q. WE UNDERSTAND THAT THE FUND'S NEUTRAL ALLOCATION PERCENTAGES CHANGED. CAN YOU EXPLAIN?
A. Yes. Asset Manager: Growth's neutral mix - which represents how the fund's investments are allocated, on average, over the long term - was 65% stocks, 30% bonds and 5% short-term instruments. Under a new policy approved by the fund's Board of Trustees, the neutral mix is now 70% stocks, 25% bonds and 5% short-term/money market. As always, this mix will vary over short-term periods as fund management makes gradual adjustments to the portfolio's holdings - within defined ranges - based on the current outlook for the different markets. The neutral mix is designed to establish a general direction for the fund and communicate the expected posture of the fund going forward.
Q. WHAT DO THESE CHANGES MEAN?
A. The most significant impact of the changes is a 5% increase in the fund's equity allocation at the expense of the bond component. The other changes to the bond and short-term classes are mainly a redefinition of the dividing line of short-term securities and longer-term bonds.
Q. SO YOU ALSO CHANGED THE DEFINITION OF "SHORT-TERM" FOR THE PURPOSES OF HOW THE FUND LOOKS AT ITS ALLOCATIONS . . .
A. The short-term asset class in the fund included all bonds and short-term instruments with maturities of three years or less. Under our new definition, we now generally move securities with one to three years remaining maturity into the bond class, leaving shorter-term instruments in a newly named "short-term/money market" class. In addition to redefining the bond and short-term classes, we also assigned a manager to the short-term/money market part of the fund: John Todd, a veteran manager in our money market fund group who has been with Fidelity since 1981.
Q. WHY DID YOU MAKE THESE CHANGES?
A. With the changes in the management structure, we thought it was a good time to reassess the neutral mix based on what we learned since we launched the first Asset Manager fund in 1988. One thing we found is that stocks have continued to provide superior returns relative to both intermediate and long term bonds. At the same time, the volatility of stocks and bonds by some measures has been converging. Based on this comparison and other factors we evaluated, we believe the fund can modestly increase its allocation to equities and thus its potential return without unduly affecting its volatility.
Shareholders should remember that these allocations simply represent a neutral mix. Because the fund is actively managed, allocations will change based on the market environment. The allocation ranges for each asset class have been modified to accommodate the change in the neutral mix.
Q. AND WHY DID YOU REDEFINE THE SHORT-TERM CLASS AND ASSIGN A SUB-PORTFOLIO MANAGER?
A. We believe that actively managing the short-term part of the portfolio more like a money market fund will help to make this category more stable. Additionally, this redefinition is in line with the way Fidelity looks at fixed-income asset classes across our funds.
Q. WILL THESE CHANGES HAVE ANY IMPACT ON THE LEVEL OF FOREIGN SECURITIES HELD IN THE FUND?
A. Because part of the fund's goal is to produce high total return over the long-term through diversification, foreign investments will continue to play a role in the fund. However, we are more likely to seek investment opportunities first in domestic markets.
Q. HOW HAVE YOU BROUGHT THE FUND IN LINE WITH THE NEW POLICIES?
A. We have been making gradual changes, so that at the start of 1997, the fund's neutral allocation mix and holdings are where we want them. Shareholders should keep in mind that we're continually fine-tuning the fund within its prospectus parameters to achieve the best risk-reward ratio, so making changes over the next month won't be unusual.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 68.3%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.5%
Boeing Co.   9,800 $ 1,042,475
Gulfstream Aerospace Corp. (a)  5,000  121,250
  1,163,725
DEFENSE ELECTRONICS - 0.5%
Raytheon Co.   26,900  1,294,563
TOTAL AEROSPACE & DEFENSE   2,458,288
BASIC INDUSTRIES - 3.2%
CHEMICALS & PLASTICS - 2.2%
Air Products & Chemicals, Inc.   6,500  449,313
du Pont (E.I.) de Nemours & Co.   36,100  3,406,938
Raychem Corp.   10,100  809,263
Union Carbide Corp.   19,800  809,325
  5,474,839
METALS & MINING - 0.1%
Reynolds Metals Co.   3,400  191,675
PACKAGING & CONTAINERS - 0.1%
Owens-Illinois, Inc. (a)  2,200  50,050
Tupperware Corp.   4,400  235,950
  286,000
PAPER & FOREST PRODUCTS - 0.8%
Boise Cascade Corp.   13,500  428,625
Champion International Corp.   21,700  938,525
International Paper Co.   11,400  460,275
Temple-Inland, Inc.   2,700  146,138
Willamette Industries, Inc.   2,500  174,063
  2,147,626
TOTAL BASIC INDUSTRIES   8,100,140
CONSTRUCTION & REAL ESTATE - 0.9%
CONSTRUCTION - 0.7%
Centex Corp.   10,900  410,113
DR Horton, Inc.  32,900  357,788
Fleetwood Enterprises, Inc.   29,933  823,158
Kaufman & Broad Home Corp.   15,700  202,138
Lennar Corp.   500  13,625
U.S. Home Corp. (a)  1,700  44,200
  1,851,022
ENGINEERING - 0.2%
Fluor Corp.   7,000  439,250
TOTAL CONSTRUCTION & REAL ESTATE   2,290,272
DURABLES - 5.7%
AUTOS, TIRES, & ACCESSORIES - 5.4%
Cummins Engine Co., Inc.   7,600  349,600
Dana Corp.   8,300  270,788
Discount Auto Parts, Inc. (a)  5,100  119,213
Federal-Mogul Corp.   11,600  255,200
General Motors Corp.   161,200  8,986,900
Goodyear Tire & Rubber Co.   5,100  262,013
Honda Motor Co. Ltd.   21,000  599,483
Magna International, Inc. Class A  28,700  1,596,364
Superior Industries International, Inc.   22,500  520,313
Volvo AB Class B  35,900  788,792
  13,748,666
CONSUMER ELECTRONICS - 0.2%
Newell Co.   10,600  333,900
Whirlpool Corp.   2,200  102,575
  436,475

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 0.1%
Burlington Industries, Inc. (a)  31,000 $ 341,000
TOTAL DURABLES   14,526,141
ENERGY - 5.6%
ENERGY SERVICES - 0.1%
McDermott International, Inc.   22,200  369,075
OIL & GAS - 5.5%
Amerada Hess Corp.   10,400  601,900
Anadarko Petroleum Corp.   1,500  97,125
Atlantic Richfield Co.   14,300  1,894,750
British Petroleum PLC ADR  13,702  1,937,120
Burlington Resources, Inc.   23,100  1,163,663
Canada Occidental Petroleum Ltd.   20,100  323,307
Elf Aquitaine SA sponsored ADR  5,400  244,350
Enron Oil & Gas Co.   1,600  40,400
Fortune Petroleum Corp. (warrants)(a)  100,000  175,000
Kerr-McGee Corp.   5,000  360,000
Louisiana Land & Exploration Co.   17,700  949,163
Noble Affiliates, Inc.   2,300  110,113
Occidental Petroleum Corp.   15,500  362,313
Royal Dutch Petroleum Co.:
 Ord.   800  140,207
 ADR  19,100  3,261,325
Santa Fe Energy Resources, Inc. (a)  15,800  219,225
Sun Co., Inc.   15,100  368,063
Tosco Corp.   16,500  1,305,563
Total SA:
 Class B  920  74,805
 sponsored ADR  8,065  324,616
Ultramar Diamond Shamrock Corp.   600  18,975
Union Pacific Resources Group, Inc.   4,200  122,850
  14,094,833
TOTAL ENERGY   14,463,908
FINANCE - 14.3%
BANKS - 1.4%
Canadian Imperial Bank of Commerce  2,000  88,193
Fleet Financial Group, Inc.   53,900  2,688,263
NationsBank Corp.   4,200  410,550
State Street Boston Corp.   4,600  296,700
  3,483,706
CLOSED END INVESTMENT COMPANY - 0.1%
First NIS Regional Fund (a)  25,000  275,000
CREDIT & OTHER FINANCE - 0.1%
Transamerica Corp.   1,700  134,300
FEDERAL SPONSORED CREDIT - 8.4%
Federal Home Loan Mortgage
 Corporation  52,100  5,737,513
Federal National Mortgage Association  426,500  15,887,125
  21,624,638
INSURANCE - 3.8%
AFLAC, Inc.   8,500  363,375
Allmerica Financial Corp.   11,800  395,300
Allstate Corp.   47,200  2,731,700
American International Group, Inc.   20,300  2,197,475
CIGNA Corp.   1,100  150,288
Equitable of Iowa Companies  1,300  59,638
General Re Corp.   9,600  1,514,400
Loews Corp.   2,100  197,925
MGIC Investment Corp.   2,500  190,000
Provident Companies, Inc.   900  43,538
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Providian Corp.   19,600 $ 1,006,950
Reliastar Financial Corp.   1,600  92,400
Torchmark Corp.   12,000  606,000
Travelers/Aetna Property Casualty Corp.
 Class A  3,000  106,125
UNUM Corp.   1,100  79,475
  9,734,589
SAVINGS & LOANS - 0.3%
Golden West Financial Corp.   12,400  782,750
SECURITIES INDUSTRY - 0.2%
United Asset Management Corp.   22,500  599,063
TOTAL FINANCE   36,634,046
HEALTH - 3.8%
DRUGS & PHARMACEUTICALS - 0.9%
Astra AB Class A Free shares  18,600  915,112
Novartis AG (Reg.)  400  457,100
Pharmacia & Upjohn, Inc.   1,400  55,475
Schering-Plough Corp.   13,700  887,075
  2,314,762
MEDICAL EQUIPMENT & SUPPLIES - 0.2%
Allegiance Corp.   1,760  48,620
Baxter International, Inc.   3,200  131,200
Biomet, Inc.   20,500  310,063
  489,883
MEDICAL FACILITIES MANAGEMENT - 2.7%
Columbia/HCA Healthcare Corp.   145,050  5,910,788
Humana, Inc. (a)   20,600  393,975
Tenet Healthcare Corp. (a)   22,300  487,813
United HealthCare Corp.   5,200  234,000
  7,026,576
TOTAL HEALTH   9,831,221
HOLDING COMPANIES - 0.1%
U.S. Industries, Inc.  6,900  236,700
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
ELECTRICAL EQUIPMENT - 0.7%
Emerson Electric Co.   2,500  241,875
General Electric Co.   9,800  968,975
Scientific-Atlanta, Inc.   11,500  172,500
Sensormatic Electronics Corp.   5,800  97,150
Westinghouse Electric Corp.   16,300  323,963
  1,804,463
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Caterpillar, Inc.   15,200  1,143,800
Dover Corp.   1,300  65,325
Illinois Tool Works, Inc.   400  31,950
Kaydon Corp.   100  4,713
Kennametal, Inc.   200  7,775
  1,253,563
POLLUTION CONTROL - 0.3%
Browning-Ferris Industries, Inc.   25,100  658,875
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   3,716,901

 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 1.1%
BROADCASTING - 0.0%
CS Wireless Systems, Inc. (a)(f)  9 $ -
HSN, Inc. (a)  3,150  74,813
  74,813
ENTERTAINMENT - 0.0%
Cedar Fair LP (depositary unit)  900  33,300
Royal Carribean Cruises Ltd.   1,800  42,075
  75,375
LEISURE DURABLES & TOYS - 0.5%
Nintendo Co. Ltd. Ord.   18,300  1,308,383
LODGING & GAMING - 0.4%
Circus Circus Enterprises, Inc. (a)  22,200  763,125
Mirage Resorts, Inc. (a)  3,600  77,850
Sun International Hotels Ltd. Ord. (a)  5,400  197,100
  1,038,075
RESTAURANTS - 0.2%
Brinker International, Inc. (a)  8,100  129,600
Darden Restaurants, Inc.   4,800  42,000
McDonald's Corp.   4,500  203,625
  375,225
TOTAL MEDIA & LEISURE   2,871,871
NONDURABLES - 7.7%
HOUSEHOLD PRODUCTS - 0.0%
Premark International, Inc.   5,300  117,925
TOBACCO - 7.7%
Philip Morris Companies, Inc.   149,700  16,859,963
RJR Nabisco Holdings Corp.   68,720  2,336,480
UST, Inc.   14,900  482,388
  19,678,831
TOTAL NONDURABLES   19,796,756
PRECIOUS METALS - 0.1%
Barrick Gold Corp.   3,800  108,801
Santa Fe Pacific Gold Corp.   15,300  235,238
  344,039
RETAIL & WHOLESALE - 4.9%
APPAREL STORES - 0.2%
TJX Companies, Inc.   12,400  587,450
DRUG STORES - 0.1%
CVS Corp.   3,500  144,813
GENERAL MERCHANDISE STORES - 1.7%
Federated Department Stores, Inc. (a)  39,200  1,337,700
Wal-Mart Stores, Inc.   130,700  2,989,763
  4,327,463
GROCERY STORES - 0.0%
Safeway, Inc.  1,200  51,300
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
Circuit City Stores, Inc.   77,500  2,334,688
Home Depot, Inc. (The)  41,600  2,085,200
Lowe's Companies, Inc.   33,800  1,199,900
Officemax, Inc. (a)   27,900  296,438
Office Depot, Inc. (a)  12,700  225,425
Rex Stores Corp. (a)   5,800  47,125
Tandy Corp.   4,600  202,400
Toys "R" Us, Inc. (a)  31,000  930,000
  7,321,176
TOTAL RETAIL & WHOLESALE   12,432,202
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 0.0%
ADVERTISING - 0.0%
Interpublic Group of Companies, Inc.   1,700 $ 80,750
SERVICES - 0.0%
HCIA, Inc. (a)  2,200  75,900
TOTAL SERVICES   156,650
TECHNOLOGY - 12.0%
COMMUNICATIONS EQUIPMENT - 0.2%
Cisco Systems, Inc. (a)  7,500  477,188
Nokia Corp. AB sponsored ADR  1,400  80,675
  557,863
COMPUTER SERVICES & SOFTWARE - 1.1%
America Online, Inc. (a)  7,800  259,350
Automatic Data Processing, Inc.   15,900  681,713
Electronic Data Systems Corp.   14,700  635,775
Microsoft Corp. (a)  4,800  396,600
Oracle Systems Corp. (a)  11,900  496,825
Policy Management Systems Corp. (a)   6,000  276,750
Sabre Group Holdings, Inc. Class A (a)  800  22,300
  2,769,313
COMPUTERS & OFFICE EQUIPMENT - 6.7%
Adaptec, Inc. (a)  2,000  80,000
Bay Networks, Inc. (a)  41,900  874,663
Compaq Computer Corp. (a)  82,100  6,095,925
Hewlett-Packard Co.   19,200  964,800
Ingram Micro, Inc. Class A (a)  800  18,400
International Business Machines Corp.   47,000  7,097,000
SCI Systems, Inc. (a)  20,400  910,350
Seagate Technology (a)  22,100  872,950
Silicon Graphics, Inc. (a)  4,100  104,550
Tech Data Corp. (a)  7,100  194,363
  17,213,001
ELECTRONIC INSTRUMENTS - 0.9%
Applied Materials, Inc. (a)   16,800  603,750
KLA Instruments Corp. (a)  3,500  124,250
Lam Research Corp. (a)  8,800  247,500
Novellus System, Inc. (a)  7,400  400,988
Teradyne, Inc. (a)  20,900  509,438
Varian Associates, Inc.   8,000  407,000
  2,292,926
ELECTRONICS - 3.1%
AMP, Inc.   41,900  1,607,913
Atmel Corp. (a)  8,200  271,625
Intel Corp.   11,100  1,453,406
Methode Electronics, Inc. Class A  300  6,075
Microchip Technology, Inc. (a)  1,300  66,138
Micron Technology, Inc.   9,400  273,775
Molex, Inc.   5,800  206,625
Motorola, Inc.   4,400  270,050
National Semiconductor Corp. (a)  9,500  231,563
Solectron Corp. (a)  40,300  2,151,013
Storage Technology Corp. (a)  6,600  314,325
Texas Instruments, Inc.   12,600  803,250
Xilinx, Inc. (a)   5,200  191,425
  7,847,183
TOTAL TECHNOLOGY   30,680,286

 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.6%
RAILROADS - 0.5%
Bombardier, Inc. Class B  10,000 $ 184,557
Burlington Northern Santa Fe Corp.   4,700  405,963
CSX Corp.   17,300  730,925
  1,321,445
SHIPPING - 0.1%
Stolt-Nielsen SA  1,800  33,975
Stolt-Nielsen SA Class B sponsored ADR  10,700  200,625
  234,600
TOTAL TRANSPORTATION   1,556,045
UTILITIES - 5.8%
CELLULAR - 2.2%
AirTouch Communications, Inc. (a)   37,400  944,350
Microcell Telecommunications, Inc.:
 (warrants) (a)  40  500
 (conditional warrants) (a)  40  25
360 Degrees Communications Co. (a)   4,000  92,500
Vodafone Group PLC  171,037  723,676
Vodafone Group PLC sponsored ADR  91,400  3,781,675
  5,542,726
GAS - 0.2%
Enron Corp.   11,300  487,313
TELEPHONE SERVICES - 3.4%
Ameritech Corp.  18,100  1,097,313
Bell Atlantic Corp.   13,800  893,550
BellSouth Corp.   29,500  1,191,063
Deutsche Telekom AG (a)  8,700  181,168
MCI Communications Corp.   58,300  1,905,681
NYNEX Corp.   26,300  1,265,688
SBC Communications, Inc.   31,200  1,614,600
Sprint Corp.   15,100  602,113
  8,751,176
TOTAL UTILITIES   14,781,215
TOTAL COMMON STOCKS
 (Cost $157,378,764)   174,876,681
PREFERRED STOCKS - 0.3%
CONVERTIBLE PREFERRED STOCKS - 0.0%
MEDIA & LEISURE - 0.0%
BROADCASTING - 0.0%
Triathalon Broadcasting Co. $0.945
 depositary share representing
 1/10 pfd  2,000  17,000
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
FINANCE - 0.0%
SAVINGS & LOANS - 0.0%
Chevy Chase Capital Corp.,
 Series A, $5.1875  2,000  103,500
MEDIA & LEISURE - 0.3%
BROADCASTING - 0.3%
Cablevision System Corp. depositary
 shares representing 1/100 pfd.,
 Series M pay-in-kind  1,989  179,010
Time Warner, Inc., Series M,
 10 1/4% pay-in-kind  550  596,750
TOTAL MEDIA & LEISURE   775,760
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - 0.0%
COMPUTER SERVICES & SOFTWARE - 0.0%
ICG Holdings, Inc. 14 1/4% pay-in-kind  42 $ 46,410
TOTAL NONCONVERTIBLE PREFERRED STOCKS   925,670
TOTAL PREFERRED STOCKS
 (Cost $929,984)   942,670
CORPORATE BONDS - 8.8%
 MOODY'S RATINGS (B) PRINCIPAL
  (UNAUDITED) AMOUNT
NONCONVERTIBLE BONDS - 8.8%
AEROSPACE & DEFENSE - 0.2%
AEROSPACE & DEFENSE - 0.1%
Be Aerospace, Inc. 9 7/8%,
 2/1/06 B2 $ 10,000  10,500
Lockheed Martin Corp. 7.70%,
 6/15/08 A3  150,000  156,935
  167,435
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc. (f):
 8 5/8%, 12/1/06 Ba2  130,000  132,925
 9 1/4%, 12/1/06 B1  120,000  123,900
  256,825
TOTAL AEROSPACE & DEFENSE   424,260
BASIC INDUSTRIES - 0.3%
CHEMICALS & PLASTICS - 0.2%
Acetex Corp. yankee 9 3/4%,
 10/1/03 B1  200,000  198,000
Freedom Chemical Co.
 10 5/8%, 10/15/06 (f) B3  150,000  157,500
Ivex Holdings Corp. 0%,
 3/15/05 (c) Caa  50,000  38,000
NL Industries, Inc. 11 3/4%,
 10/15/03 B1  80,000  84,800
Sterling Chemicals Holdings, Inc.
 11 3/4%, 8/15/06 B3  80,000  84,400
  562,700
IRON & STEEL - 0.1%
AK Steel Corp. 9 1/8%,
 12/15/06 (f) Ba2  150,000  153,938
PACKAGING & CONTAINERS - 0.0%
Owens-Illinois, Inc. 9.95%,
 10/15/04 B2  110,000  117,013
TOTAL BASIC INDUSTRIES   833,651
CONSTRUCTION & REAL ESTATE - 0.2%
BUILDING MATERIALS - 0.1%
Building Materials Corp. of
 America 0%, 7/1/04 (c) B1  290,000  251,213
Usinor Sacilor yankee 7 1/4%,
 8/1/06 Baa2  125,000  124,803
  376,016

 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
CONSTRUCTION - 0.1%
Greystone Homes, Inc.
 10 3/4%, 3/1/04 B1 $ 180,000 $ 184,050
TOTAL CONSTRUCTION & REAL ESTATE   560,066
DURABLES - 0.6%
AUTOS, TIRES, & ACCESSORIES - 0.3%
APS, Inc. 11 7/8%, 1/15/06 B2  30,000  32,475
Aetna Industries, Inc.
 11 7/8%, 10/1/06 (f) B3  200,000  215,000
Aftermarket Technology Corp.
 12%, 8/1/04 B3  180,000  201,150
Blue Bird Body Co. 10 3/4%,
 11/15/06 (f) B2  120,000  125,400
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (f) B2  220,000  233,200
  807,225
CONSUMER ELECTRONICS - 0.0%
Tag Heuer International SA
 yankee 12%, 12/15/05 B3  55,000  63,250
HOME FURNISHINGS - 0.1%
Interlake Corp. 12 1/8%,
 3/1/02 B3  240,000  248,400
Knoll, Inc. 10 7/8%,
 3/15/06 B3  40,000  44,200
  292,600
TEXTILES & APPAREL - 0.2%
Levi Strauss & Co. 7%,
 11/1/06 (f) Baa2  250,000  248,530
Pillowtex Corp. 10%,
 11/15/06 (f) B2  160,000  166,800
  415,330
TOTAL DURABLES   1,578,405
ENERGY - 0.4%
ENERGY SERVICES - 0.1%
Parker Drilling Co. 9 3/4%,
 11/15/06 (f) B1  30,000  31,500
Petroliam Nasional BHD yankee
 7 5/8%, 10/15/26 (f) A1  250,000  252,018
  283,518
OIL & GAS - 0.3%
Flores & Rucks, Inc. 9 3/4%,
 10/1/06 B3  60,000  63,600
HS Resource, Inc. 9 1/4%,
 11/15/06 (f) B2  20,000  20,550
Husky Oil Ltd. yankee 6 7/8%,
 11/15/03 Baa3  125,000  124,095
Occidental Petroleum Corp.
 9 3/4%, 6/15/01 Baa3  100,000  111,505
Petro-Canada 8.60%,
 10/15/01 A3  250,000  267,843
Petro-Canada, Inc. yankee
 7 7/8%, 6/15/26 Baa1  125,000  131,524
Tosco Corp. 7 5/8%, 5/15/06 Baa2  100,000  103,242
  822,359
TOTAL ENERGY   1,105,877
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
FINANCE - 2.4%
BANKS - 0.4%
ABN Amro Bank NV
 6 5/8%, 10/31/01 Aa3 $ 250,000 $ 250,088
Capital One Bank 6.74%,
 5/31/99 Baa3  125,000  125,375
HSBC Americas, Inc. 7%,
 11/1/06 Baa1  150,000  148,080
KeyCorp 7 1/2%, 6/15/06 A2  100,000  102,559
Midland Bank PLC yankee
 7 5/8%, 6/15/06 A1  125,000  129,433
Nationsbank Corp. 5.67%,
 2/9/01 A1  250,000  241,548
Southern National Corp.
 7.05%, 5/23/03 A3  100,000  100,906
  1,097,989
ASSET-BACKED SECURITIES - 0.3%
Airplanes Pass Through Trust
 Class D 10 7/8%, 3/15/19 Ba2  510,000  567,375
Green Tree Financial Corp.
 6 1/2%, 6/15/27 Aaa  100,000  100,406
 6.80%, 6/15/27 Aaa  100,000  100,812
  768,593
CREDIT & OTHER FINANCE - 1.2%
AT&T Capital Corp. 6.02%,
 12/4/98 Baa3  250,000  249,018
Aames Financial Corp.
 9 1/8%, 11/1/03 Ba3  10,000  10,175
Ahmanson Capital Trust I
 8.36%, 12/1/26 (f) Baa3  250,000  252,638
CIT Group Holdings, Inc.
 6 1/4%, 10/4/99 Aa3  250,000  249,765
Chase Capital I
7.67%, 12/1/26 A1  300,000  293,331
ContiFinancial Corp. 8 3/8%,
 8/15/03 Ba  110,000  113,091
First Securities Capital 8.41%,
 12/15/26 (f) A3  250,000  252,488
Ford Motor Credit:
 6.65%, 5/22/00 A1  100,000  100,535
 7%, 9/25/01 A1  325,000  329,846
General Electric Capital Corp.
 6.94%, 4/13/09 (d) Aaa  250,000  253,493
HMC Acquisition Properties, Inc.
 9%, 12/15/07 Ba3  250,000  253,750
Keycorp Institutional Capital A
 7.826%, 12/1/26 (f) Aa  250,000  245,250
PNC Funding Corp. 9 7/8%,
 3/1/01 A3  250,000  278,733
Wells Fargo Capital C 7.73%,
 12/1/26 (f) A1  300,000  291,036
  3,173,149
INSURANCE - 0.2%
Reliance Group:
 9%, 11/15/00 Ba3  80,000  82,000
 9 3/4%, 11/15/03 B1  150,000  156,000
SunAmerica, Inc. 6.20%,
 10/31/99 Baa1  250,000  248,883
  486,883

 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
SAVINGS & LOANS - 0.3%
Chevy Chase Savings Bank
 FSB 9 1/4%, 12/1/08 B1 $ 190,000 $ 193,800
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  280,000  310,100
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (f) Ba3  160,000  172,800
  676,700
TOTAL FINANCE   6,203,314
HEALTH - 0.2%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
IMED Corp. 9 3/4%,
 12/1/06 (f) B3  20,000  20,350
MEDICAL FACILITIES MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corp.:
 6 1/2%, 3/15/99 A2  125,000  125,596
 6 7/8%, 7/15/01 A3  125,000  126,484
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  10,000  10,525
Tenet Healthcare Corp.
 10 1/8%, 3/1/05 Ba3  240,000  265,200
  527,805
TOTAL HEALTH   548,155
INDUSTRIAL MACHINERY & EQUIPMENT - 0.2%
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
Exide Corp. 10%, 4/15/05 B1  65,000  66,950
Goss Graphic System, Inc.
 12%, 10/15/06 B2  170,000  175,100
  242,050
POLLUTION CONTROL - 0.1%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (f) B3  120,000  126,000
Envirosource, Inc. 9 3/4%,
 6/15/03 B3  50,000  46,625
  172,625
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   414,675
MEDIA & LEISURE - 1.3%
BROADCASTING - 0.5%
Bell Cablemedia PLC yankee
 0%, 9/15/05 (c) B2  60,000  48,600
Granite Broadcasting Corp.
 10 3/8%, 5/15/05 B3  30,000  30,750
Intermedia Capital Partners IV
 LP/ Intermedia Partners IV
 Capital Corp. 11 1/4%,
 8/1/06 (f) B2  100,000  103,750
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  20,000  20,400
NWCG Holdings Corp. 0%,
 6/15/99 Caa  60,000  49,800
SCI Television, Inc. secured
 11%, 6/30/05 B2  250,000  267,500
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  260,000  273,000
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
NONCONVERTIBLE BONDS - CONTINUED
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Telemundo Group, Inc.
 7%, 2/15/06 (d) B1 $ 200,000 $ 193,000
Telewest PLC 0%, 10/1/07 (c) B1  270,000  187,650
  1,174,450
ENTERTAINMENT - 0.1%
Viacom, Inc. 8%, 7/7/06 B1  260,000  252,200
LODGING & GAMING - 0.5%
American Skiing Co. 12%,
 7/15/06 (f) B3  230,000  242,075
Circus Circus Enterprises, Inc.
 7%, 11/15/36 Baa2  250,000  244,238
Courtyard by Marriott II
 LP/Courtyard II Finance Co.
 Series B, 10 3/4%, 2/1/08 B-  150,000  158,250
HMH Properties, Inc. 9 1/2%,
 5/15/05 Ba3  360,000  375,300
Mirage Resorts, Inc. 7 1/4%,
 10/15/06 Baa2  250,000  251,675
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  50,000  53,000
  1,324,538
PUBLISHING - 0.0%
Golden Books Publishing, Inc.
 7.65%, 9/15/02 B1  40,000  35,600
RESTAURANTS - 0.2%
Foodmaker, Inc. 9 3/4%,
 6/1/02 B3  120,000  121,800
Host Marriott Travel Plazas, Inc.
 9 1/2, 5/15/05 B1  380,000  396,150
  517,950
TOTAL MEDIA & LEISURE   3,304,738
NONDURABLES - 0.5%
FOODS - 0.2%
Chiquita Brands International, Inc.:
 9 5/8%, 1/15/04 B1  200,000  204,500
 10 1/4%, 11/1/06 B1  100,000  106,500
Foodbrands of America, Inc.
 10 3/4%, 5/15/06 B3  50,000  52,500
Specialty Foods Corp.:
 11 1/8%, 10/1/02 B3  110,000  104,500
 11 1/4%, 8/15/03 Caa  80,000  60,800
  528,800
HOUSEHOLD PRODUCTS - 0.3%
Revlon Consumer Products Corp.:
 9 3/8%, 4/1/01 B2  150,000  152,250
 10 1/2%, 2/15/03 B3  100,000  104,875
Revlon Worldwide Corp.
 secured 0%, 3/15/98 B3  510,000  441,788
  698,913
TOTAL NONDURABLES   1,227,713

 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 0.8%
APPAREL STORES - 0.1%
Limited, Inc. 7.80%, 5/15/02 Baa2 $ 250,000 $ 254,420
Loehmann's, Inc.
 11 7/8%, 5/15/03 B2  50,000  54,000
  308,420
GENERAL MERCHANDISE STORES - 0.4%
Dayton Hudson Corp.:
 6.80%, 10/1/01 Baa1  250,000  250,110
 7 1/2%, 7/15/06 Baa1  250,000  255,580
K Mart Corp.:
 12 1/2%, 3/1/05 Ba3  170,000  195,925
 8 1/4%, 1/1/22 Ba3  150,000  126,000
Michaels Stores, Inc. 10 7/8%,
 6/18/06 Ba2  130,000  126,100
  953,715
GROCERY STORES - 0.3%
Kroger Co. 8.15%, 7/15/06 Ba1  125,000  129,408
Pathmark Stores, Inc.:
 12 5/8%, 6/15/02 Caa  40,000  41,000
 9 5/8%, 5/1/03 B3  350,000  335,125
 0%, 11/1/03 (c) Caa  210,000  135,975
  641,508
TOTAL RETAIL & WHOLESALE   1,903,643
SERVICES - 0.2%
PRINTING - 0.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  100,000  96,500
SERVICES - 0.2%
Iron Mountain, Inc.
 10 1/8%, 10/1/06 B3  100,000  105,500
Prime Succession Acquisition
 Corp. 10 3/4%,
 8/15/04 (f) B  210,000  227,850
Speedy Muffler King, Inc./
 Speedy USA, Inc. yankee
 10 7/8%, 10/1/06 B1  230,000  246,675
  580,025
TOTAL SERVICES   676,525
TECHNOLOGY - 0.6%
COMMUNICATIONS EQUIPMENT - 0.2%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) Caa  260,000  197,405
Echostar Communications Corp.
 0%, 6/1/04 (c) B2  150,000  123,375
  320,780
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Comdisco, Inc.:
 7.21%, 7/2/01 Baa1  125,000  127,731
 6 3/8%, 11/30/01 Baa1  300,000  295,170
Unisys Corp.:
 12%, 4/15/03 B1  260,000  278,200
 11 3/4%, 10/15/04 B1  100,000  106,625
  807,726
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
TECHNOLOGY - CONTINUED
ELECTRONICS - 0.1%
Advanced Micro Devices, Inc.
 11%, 8/1/03 Ba1 $ 290,000 $ 313,925
TOTAL TECHNOLOGY   1,442,431
TRANSPORTATION - 0.1%
AIR TRANSPORTATION - 0.1%
US Air, Inc.:
 9 5/8%, 2/1/01 B3  100,000  99,500
 10%, 7/1/03 B3  250,000  248,750
  348,250
UTILITIES - 0.8%
CELLULAR - 0.4%
Arch Communications Group,
 Inc. 0%, 3/15/08 (c) B3  120,000  68,550
Microcell Telecommunications,
 Inc. 0%, 6/1/06 (c) B3  10,000  5,575
Millicom International Cellular
 SA 0%, 6/1/06 (c) B3  50,000  31,000
Mobile Telecommunications
 Technologies Corp. 13 1/2%,
 12/15/02 B3  140,000  140,000
Paging Network, Inc. 10%,
 10/15/08 (f) B2  50,000  50,813
Rogers Cantel, Inc. 9 3/8%,
 6/1/08 Ba3  180,000  189,000
360 Degrees Communications
 Co. 7 1/8%, 3/1/03 Ba2  350,000  345,769
Western Wireless Corp.
 10 1/2%, 6/1/06 B3  75,000  78,656
  909,363
ELECTRIC UTILITY - 0.1%
El Paso Electric Co. 1st Mtg.
 9.40%, 5/1/11 Ba3  50,000  53,500
Israel Electric Corp. Ltd. yankee
 7 1/4%, 12/15/06 (f) A3  250,000  248,555
  302,055
TELEPHONE SERVICES - 0.3%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(f) -  90,000  57,375
Call-Net Enterprises, Inc.
 yankee 0%, 12/1/04 (c) B2  150,000  123,000
MFS Communications, Inc.
 0%, 1/15/06 (c) B1  420,000  306,600
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (c) Caa  270,000  225,450
  712,425
TOTAL UTILITIES   1,923,843
TOTAL NONCONVERTIBLE BONDS   22,495,546
TOTAL CORPORATE BONDS
 (Cost $21,990,918)   22,495,546
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 9.4%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 8.0%
7 3/8%, 11/15/97 Aaa $ 900,000 $ 912,933
9%, 5/15/98 Aaa  2,000,000  2,084,380
8 7/8%, 2/15/99 Aaa  2,460,000  2,602,606
8%, 8/15/99 Aaa  290,000  303,775
7 3/4%, 12/31/99 Aaa  4,895,000  5,119,876
7 7/8%, 8/15/01 Aaa  2,372,000  2,528,410
10 3/4%, 5/15/03 Aaa  315,000  387,548
7 7/8, 11/15/04 Aaa  2,710,000  2,957,288
12 3/4%, 11/15/10 (callable) Aaa  500,000  707,735
8 7/8%, 2/15/19 Aaa  2,313,000  2,871,381
  20,475,932
U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.4%
Federal Home Loan Bank
 7.31%, 6/16/04 Aaa  125,000  130,195
 7.56%, 9/1/04 Aaa  50,000  52,553
Federal Home Loan Mortgage
 Corporation:
 0%, 1/14/97 P-1  270,000  269,506
 0%, 1/23/97 P-1  1,000,000  996,740
 0%, 1/31/97 P-1  1,000,000  995,436
 6.783%, 8/18/05 Aaa  440,000  443,023
Federal National Mortgage
 Association 6.44%, 6/21/05 Aaa  250,000  246,485
Guaranteed Export Trust
 Certificates (assets of Trust
 guaranteed by U.S.
 Government through
 Export-Import Bank)
 Series 1994-A, 7.12%,
 4/15/06 Aaa  139,334  142,730
Guaranteed Trade Trust Certificates
 Series 1994-A (assets of Trust
 guaranteed by U.S. Government
 through Export-Import Bank)
 7.39%, 6/26/06 Aaa  36,667  37,912
State of Israel (guaranteed by
 U.S. Government through
 Agency for International
 Development) 5 5/8%,
 9/15/03 Aaa  210,000  200,277
U.S. Housing & Urban
 Development 8.24%, 8/1/04
 participation certificate Aaa  20,000  21,918
  3,536,775
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
 (Cost $23,906,278)   24,012,707
U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES - 4.3%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.1%
6%, 3/1/11 Aaa $ 1,868,504 $ 1,796,099
6 1/2%, 2/1/26 to 7/1/26 Aaa  2,460,745  2,349,349
7%, 4/1/26 to 9/1/26 Aaa  1,975,620  1,931,780
7 1/2%, 8/1/26 to 11/1/26 Aaa  1,980,996  1,979,749
  8,056,977
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.2%
6%, 5/15/11 to 7/15/11 Aaa  964,382  930,927
8%, 6/15/26 to10/15/26 Aaa  1,472,586  1,502,037
8 1/2%, 10/15/26 Aaa  494,407  512,329
  2,945,293
TOTAL U.S. GOVERNMENT AGENCY -
 MORTGAGE-BACKED SECURITIES
 (Cost $10,975,853)   11,002,270
COMMERCIAL MORTGAGE SECURITIES - 0.6%
American Southwest Financial
 Securities Series 1994-C2
 Class B2, 12.79%,
 12/25/01 (f)(g) -  250,000  243,750
Blackrock Capital Funding LLC
 Series 1996 Class C2, 7.6414%,
 11/16/26 (f) AAA  134,867  136,595
CBA Mortgage Corp.
 Series 1993-C1 Class E,
 7.7732%, 12/25/03 (f)(g) Ba2  250,000  224,844
CS First Boston Mortgage
 Securities Corp. Series
 1994-M1 Class E,
 12.60%, 2/15/02 (f) -  100,000  99,750
DLJ Mortgage Acceptance Corp.
 Series 1993-MF12 Class B-2,
 10.10%, 9/18/03 (f) -  250,000  234,375
General Motors Acceptance
 Corp. Commercial Mortgage
 Securities, Inc. Series 1996-C1
 Class F, 7.86%, 11/15/06 (f) Ba3  250,000  215,156
Merrill Lynch Mortgage
 Investments, Inc. Series 1995
 Class C2-E, 8.15%,
 6/15/21 (f) Ba3  92,207  85,810
Morgan Stanley Capital One,
 Inc. Series 1996-MBL1
 Class E, 8.661%, 5/25/21 (f) -  96,961  87,295
Mortgage Capital Funding, Inc.
 Series 1996-MC1 Class G,
 7.15%, 7/15/28 (f) BB  100,000  80,063
Structured Asset Securities
 Corp. Series 1993-C1
 Class E, 6.60%,
 10/25/24 (f) B  250,000  97,422
TOTAL COMMERCIAL MORTGAGE SECURITIES
 (Cost $1,491,001)   1,505,060
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
 MOODY'S RATINGS (B) PRINCIPAL VALUE
  (UNAUDITED) AMOUNT (NOTE 1)
Manitoba Province yankee
 6 3/8%, 10/15/99 A1 $ 125,000 $ 125,454
Newfoundland Province yankee
 11 5/8%, 10/15/07 Baa1  250,000  334,770
Quebec Province yankee 7.22%,
 7/22/36 (d) A2  250,000  262,060
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (Cost $708,121)   722,284
CERTIFICATES OF DEPOSIT - 0.8%
Bank of Tokyo-Mitsubishi Ltd. yankee
 5.51%, 3/6/97  400,000  399,841
Bayerische Hypotheken und Wechsel
 Bank AG yankee 5.40%, 4/7/97  400,000  399,838
Bayerische Vereinsbank AG yankee
 5.40%, 4/2/97  400,000  400,000
National Westminster Bank PLC yankee
 5.41%, 2/10/97  400,000  399,960
Westdeutsche Landesbank Giron yankee
 5.40%, 2/5/97  400,000  399,959
TOTAL CERTIFICATES OF DEPOSIT
 (Cost $2,000,000)   1,999,598
COMMERCIAL PAPER - 1.5%
Commonwealth Bank of
 Australia yankee 5.325%,
 3/11/97   400,000  395,590
Dakota 5.40%, 3/12/97   450,000  444,941
Enterprise Funding Corp.
 5.47%, 1/24/97   400,000  398,392
Ford Motor Credit Co.
 5.30%, 3/11/97   475,000  469,735
General Electric Capital Corp.
 5.29%, 6/4/97   450,000  439,421
General Motors Acceptance
 Corp. 5.465%, 6/23/97   400,000  389,289
MCI Communications Corp.
 5.65%, 2/20/97   200,000  198,399
PHH Corp. 5 1/2%, 1/17/97   450,000  448,719
Sherwood Medical Co.
 5.32%, 3/10/97   400,000  395,592
Unifunding, Inc. 5.37%,
 2/24/97   364,000  360,752
TOTAL COMMERCIAL PAPER
 (Cost $3,944,260)   3,940,830
CASH EQUIVALENTS - 5.7%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account dated 12/31/96
 due 1/2/97:
  at 6.82%  $ 2,232,846 $ 2,232,000
  at 6 3/4%   12,267,599  12,263,000
TOTAL CASH EQUIVALENTS
 (Cost $14,495,000)   14,495,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $237,820,179)  $ 255,992,646
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. A summary of the transactions during the period in which the issuers were affiliates is as follows:
 PURCHASE SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Cardiac Control Systems, Inc.  $ 50,600 $ 358,569 $ - $ -
IVF America, Inc.   -  1,364,593  -  -
Totals  $ 50,600 $ 1,723,162 $ - $ -
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,657,301 or 2.2% of net assets.
7. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $307,230,436 and $153,774,137, respectively, of which U.S. government and government agency obligations aggregated $65,004,481 and $28,178,731, respectively.
The market value of futures contracts opened and closed during the period amounted to $1,122,861 and $4,735,264, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $54,212 for the period. (See Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 14.7% AAA, AA, A 14.1%
Baa 1.5% BBB 2.3%
Ba 1.6% BB 1.8%
B 3.7% B 3.5%
Caa 0.3% CCC 0.3%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.3%.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $237,896,311. Net unrealized appreciation aggregated $18,096,335, of which $21,181,377 related to appreciated investment securities and $3,085,042 related to depreciated investment securities.
The fund hereby designates approximately $316,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER: GROWTH PORTFOLIO FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $14,495,000) (cost $237,820,179) -           $ 255,992,646
See accompanying schedule

Receivable for investments sold                                                                                      524,815

Receivable for fund shares sold                                                                                      1,091,669

Dividends receivable                                                                                                 386,979

Interest receivable                                                                                                  816,088

 TOTAL ASSETS                                                                                                        258,812,197

LIABILITIES

Payable to custodian bank                                                                              $ 184

Payable for investments purchased                                                                       5,081,562

Payable for fund shares redeemed                                                                        521,618

Accrued management fee                                                                                  122,881

Other payables and                                                                                     62,400
accrued expenses

 TOTAL LIABILITIES                                                                                                   5,788,645

NET ASSETS                                                                                                          $ 253,023,552

Net Assets consist of:

Paid in capital                                                                                                     $ 234,589,987

Distributions in excess of net investment income                                                                     (50,000
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  310,990

Net unrealized appreciation (depreciation) on investments                                                           18,172,575
and assets and liabilities in
foreign currencies

NET ASSETS, for 19,313,702                                                                                          $ 253,023,552
shares outstanding

NET ASSET VALUE, offering price                                                                                      $13.10
and redemption price per share ($253,023,552 (divided by) 19,313,702 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 1,970,962
Dividends

Interest                                                                          2,897,055

 TOTAL INCOME                                                                     4,868,017

EXPENSES

Management fee                                                     $ 906,614

Transfer agent fees                                                 103,447

Accounting fees and expenses                                        87,337

Non-interested trustees' compensation                               495

Custodian fees and expenses                                         86,353

Audit                                                               32,529

Legal                                                               644

Miscellaneous                                                       391

 Total expenses before reductions                                   1,217,810

 Expense reductions                                                 (31,356       1,186,454
                                                                   )

NET INVESTMENT INCOME                                                             3,681,563

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   6,261,398
 realized gain of $267,451
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      216,929

 Futures contracts                                                  262,658       6,740,985

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              16,678,547

 Assets and liabilities in                                          (132,526
 foreign currencies                                                )

 Futures contracts                                                  (160,755      16,385,266
                                                                   )

NET GAIN (LOSS)                                                                   23,126,251

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 26,807,814

OTHER INFORMATION                                                                $ 30,590
 Expense reductions
 Directed brokerage arrangements

  Custodian interest credits                                                      766

                                                                                 $ 31,356


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     JANUARY 3, 1995
                                    DECEMBER 31,   (COMMENCEMENT
                                    1996           OF OPERATIONS) TO
                                                   DECEMBER 31,
                                                   1995



Operations                                                                                            $ 3,681,563     $ 621,277

Net investment income


 Net realized gain (loss)                                                                              6,740,985       4,773,781


 Change in net unrealized appreciation (depreciation)                                                  16,385,266      1,787,309


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                       26,807,814      7,182,367


Distributions to shareholders                                                                          (3,802,638)     (591,903)

From net investment income


 From net realized gain                                                                                (8,710,844)     (2,259,995)


 TOTAL DISTRIBUTIONS                                                                                   (12,513,482)    (2,851,898)


Share transactions                                                                                     180,656,312     68,544,838

Net proceeds from sales of shares


 Reinvestment of distributions                                                                         12,513,482      2,851,898


 Cost of shares redeemed                                                                               (22,687,189)    (7,480,590)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                               170,482,605     63,916,146


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                              184,776,937     68,246,615


NET ASSETS


 Beginning of period                                                                                   68,246,615      -


 End of period (including distributions in excess of net investment income of $50,000 and $31,082,    $ 253,023,552   $ 68,246,615

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                                  14,392,956      6,215,852


 Issued in reinvestment of distributions                                                               975,606         243,336


 Redeemed                                                                                              (1,851,290)     (662,758)


 Net increase (decrease)                                                                               13,517,272      5,796,430




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED     JANUARY 3, 1995
                          DECEMBER 31,   (COMMENCEMENT
                                         OF OPERATIONS) TO
                                         DECEMBER 31,

SELECTED PER-SHARE DATA   1996           1995




Net asset value, beginning of period                                   $ 11.77     $ 10.00

Income from Investment Operations

 Net investment income                                                 .21         .10

 Net realized and unrealized gain (loss)                               2.08        2.20

 Total from investment operations                                      2.29        2.30



Less Distributions

 From net investment income                                            (.21)       (.11)

 From net realized gain                                                (.75)       (.42)

 Total distributions                                                   (.96)       (.53)

Net asset value, end of period                                         $ 13.10     $ 11.77

TOTAL RETURN A, B                                                      20.04%      23.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 253,024   $ 68,247

Ratio of expenses to average net assets                                .87%        1.00% C

Ratio of expenses to average net assets after expense reductions       .85% D      1.00%

Ratio of net investment income to average net assets                   2.63%       1.69%

Portfolio turnover rate                                                120%        343%

Average commission rate E                                              $ .0211      -

A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE
TOTAL RETURNS
SHOWN. B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL
STATEMENTS). C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE
BEEN HIGHER. D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF
NOTES TO FINANCIAL STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR
AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN
VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES
MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Asset Manager: Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .65% of average net assets. Effective August 1, 1996, FMR voluntarily agreed to reduce the individual fund fee rate from .40% to .30%.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 80% of the outstanding shares of the fund.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included under the caption "Other Information" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products II and the Shareholders of Asset Manager: Growth Portfolio:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Manager: Growth Portfolio (a fund of Variable Insurance Products II) at December 31, 1996, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Asset Manager: Growth Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Asset Manager: Growth Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard C. Habermann, VICE PRESIDENT
John Todd, VICE PRESIDENT
George Vanderheiden, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES